                                                    REGISTRATION NO. 333-134307
                                                     REGISTRATION NO. 811-04335
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                 FORM N-6
                          REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933      [_]
                       PRE-EFFECTIVE AMENDMENT NO.      [_]
                     POST-EFFECTIVE AMENDMENT NO. 17    [X]
                                  AND/OR
                          REGISTRATION STATEMENT
                                  UNDER
                    THE INVESTMENT COMPANY ACT OF 1940  [_]
                            AMENDMENT NO. 114           [X]
                     (CHECK APPROPRIATE BOX OR BOXES)

                               -----------------

                              SEPARATE ACCOUNT FP
                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                              GOODWIN PROCTER LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
    [_]Immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On May 1, 2014 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485.
    [_]On (      ) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered: Units of interest in Separate Account FP.

================================================================================

                                     NOTE

This Post-Effective Amendment No. 17 ("PEA") to the Form N-6 Registration Statement No. 333-134307 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No.FP is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectuses, Supplement and Statement of Additional Information. Part C has also been updated pursuant to the requirements of Form N-6. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Incentive Life Legacy(R)

An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


PROSPECTUS DATED MAY 1, 2014


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A POLICY. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

This prospectus describes the Incentive Life Legacy(R) policy, but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

The policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

WHAT IS INCENTIVE LIFE LEGACY(R)?

Incentive Life Legacy(R) provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. All Asset Moderate                             . EQ/Core Bond Index
   Growth-Alt 15/(1)/                            . EQ/Equity 500 Index
.. All Asset Growth-Alt 20                        . EQ/Equity Growth PLUS/(4)/
.. All Asset Aggressive-Alt 25/(1)/               . EQ/GAMCO Mergers and Acquisitions
.. American Century VP Mid Cap Value              . EQ/GAMCO Small Company Value
.. American Funds Insurance Series(R) Global      . EQ/Global Bond PLUS
  Small Capitalization Fund/SM/                  . EQ/Intermediate Government Bond
.. American Funds Insurance Series(R) New         . EQ/International Equity Index
  World/ /Fund(R)                                . EQ/Invesco Comstock
.. AXA Aggressive Allocation/(2)/                 . EQ/JPMorgan Value Opportunities
.. AXA Conservative Allocation/(2)/               . EQ/Large Cap Growth Index
.. AXA Conservative-Plus Allocation/(2)/          . EQ/Large Cap Value Index
.. AXA Moderate Allocation/(2)/                   . EQ/Lord Abbett Large Cap Core/(4)/
.. AXA Moderate-Plus Allocation/(2)/              . EQ/MFS International Growth
.. AXA 400 Managed Volatility/(3)/                . EQ/Mid Cap Index
.. AXA 500 Managed Volatility/(3)/                . EQ/Money Market
.. AXA 2000 Managed Volatility/(3)/               . EQ/Montag & Caldwell Growth
.. AXA Global Equity Managed Volatility/(3)/      . EQ/Morgan Stanley Mid Cap Growth
.. AXA International Core Managed                 . EQ/PIMCO Ultra Short Bond
  Volatility/(3)/                                . EQ/Quality Bond PLUS
.. AXA International Managed Volatility/(3)/      . EQ/Small Company Index
.. AXA International Value Managed                . EQ/T. Rowe Price Growth Stock
  Volatility/(3)/                                . EQ/UBS Growth and Income
.. AXA Large Cap Core Managed Volatility/(3)/     . EQ/Wells Fargo Omega Growth
.. AXA Large Cap Growth Managed Volatility/(3)/   . Fidelity(R) VIP Contrafund(R)
.. AXA Large Cap Value Managed Volatility/(3)/    . Fidelity(R) VIP Growth & Income
.. AXA Mid Cap Value Managed Volatility/(3)/      . Fidelity(R) VIP Mid Cap
.. Charter/SM/ Multi-Sector Bond/(3)/             . Franklin Mutual Shares VIP/(3)/
.. Charter/SM/ Small Cap Growth/(3)/              . Franklin Rising Dividends VIP/(3)/
.. Charter/SM/ Small Cap Value/(3)/               . Franklin Small Cap Value VIP/(3)/
.. EQ/AllianceBernstein Small Cap Growth          . Franklin Strategic Income VIP/(3)/
.. EQ/BlackRock Basic Value Equity                . Goldman Sachs VIT Mid Cap Value
.. EQ/Boston Advisors Equity Income               . Invesco V.I. Global Real Estate
.. EQ/Calvert Socially Responsible                . Invesco V.I. International Growth
.. EQ/Capital Guardian Research                   . Invesco V.I. Mid Cap Core Equity
.. EQ/Common Stock Index                          . Invesco V.I. Small Cap Equity
                                                 . Ivy Funds VIP Energy
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. Ivy Funds VIP High Income                      . Multimanager Mid Cap Growth/(5)/
.. Ivy Funds VIP Mid Cap Growth                   . Multimanager Mid Cap Value/(5)/
.. Ivy Funds VIP Science and Technology           . Multimanager Technology/(5)/
.. Ivy Funds VIP Small Cap Growth                 . PIMCO CommodityRealReturn(R) Strategy
.. Lazard Retirement Emerging Markets Equity      . PIMCO Real Return
.. MFS(R) International Value                     . PIMCO Total Return
.. MFS(R) Investors Growth Stock                  . T.Rowe Price Equity Income II
.. MFS(R) Investors Trust                         . Templeton Developing Markets VIP/(3)/
.. Multimanager Aggressive Equity/(5)/            . Templeton Global Bond VIP/(3)/
.. Multimanager Core Bond/(5)/                    . Templeton Growth VIP/(3)/
.. Multimanager International Equity/(4)/         . Van Eck VIP Global Hard Assets
.. Multimanager Large Cap Core Equity/(4)/
.. Multimanager Large Cap Value/(4)/
-------------------------------------------------------------------------------------------------

(1)Also referred to as an "All Asset" variable investment option in this prospectus.

(2)Also referred to as an "AXA Allocation investment option" in this prospectus.
(3)This is the variable investment option's new name, effective on or about
   June 13, 2014, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.
(4)Please see "About the Portfolios of the Trusts" later in this prospectus regarding the planned merger of the Portfolio in which this variable investment option invests, subject to shareholder approval.
(5)The variable investment option in which this Portfolio invests will be reorganized as a Portfolio of EQ Advisors Trust ("Trust") on or about June 13, 2014, subject to regulatory and shareholder approval. Please see "About the Portfolios of the Trusts" later in this prospectus for more information.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the trusts (the "Trusts"), which are mutual funds. Please see "About the Portfolios of the Trusts" for more information about the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free.

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                               #612203/AA & ADL
you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Incentive Life Legacy(R) or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

Contents of this Prospectus

--------------------------------------------------------------------------------





    -----------------------------------------------------------------------
    1.RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND
      RISKS                                                              6
    -----------------------------------------------------------------------
    How you can pay for and contribute to your policy                    6
    The minimum amount of premiums you must pay                          6
    You can guarantee that your policy will not terminate before a
      certain date                                                       7
    You can elect a "paid up" death benefit guarantee                    7
    You can receive an accelerated death benefit under the Long
      Term Care Services/SM/ Rider                                       8
    Investment options within your policy                                8
    About your life insurance benefit                                    9
    Alternative higher death benefit in certain cases                    9
    You can increase or decrease your insurance coverage                10
    Accessing your money                                                11
    Risks of investing in a policy                                      11
    How the Incentive Life Legacy(R) variable life insurance policy is
      available                                                         11


    -----------------------------------------------------------------------
    2.RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
      WILL PAY                                                          12
    -----------------------------------------------------------------------
    Tables of policy charges                                            12
    How we allocate charges among your investment options               14
    Changes in charges                                                  14


    -----------------------------------------------------------------------
    3. WHO IS AXA EQUITABLE?                                            15
    -----------------------------------------------------------------------
    How to reach us                                                     16
    About our Separate Account FP                                       16
    Your voting privileges                                              17
    About the Trusts                                                    17


    -----------------------------------------------------------------------
    4. ABOUT THE PORTFOLIOS OF THE TRUSTS                               18
    -----------------------------------------------------------------------
    Portfolios of the Trusts                                            19


    -----------------------------------------------------------------------
    5. DETERMINING YOUR POLICY'S VALUE                                  28
    -----------------------------------------------------------------------
    Your policy account value                                           28


-------------
"We," "our," and "us" refer to AXA Equitable. "Financial professional" means the registered representative of either AXA Advisors or an unaffiliated broker dealer which has entered into selling agreement with AXA Distributors who is offering you this policy.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.

When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.
This prospectus does not offer Incentive Life Legacy(R) anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.

                          CONTENTS OF THIS PROSPECTUS

    -----------------------------------------------------------------------
    6.TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT
      OPTIONS                                                           29
    -----------------------------------------------------------------------
    Transfers you can make                                              29
    How to make transfers                                               29
    Our automatic transfer service                                      29
    Our asset rebalancing service                                       30


    -----------------------------------------------------------------------
    7.ACCESSING YOUR MONEY                                              31
    -----------------------------------------------------------------------
    Borrowing from your policy                                          31
    Loan extension (for guideline premium test policies only)           32
    Making withdrawals from your policy                                 32
    Surrendering your policy for its net cash surrender value           33
    Your option to receive a terminal illness living benefit            33


    -----------------------------------------------------------------------
    8.TAX INFORMATION                                                   34
    -----------------------------------------------------------------------
    Basic income tax treatment for you and your beneficiary             34
    Tax treatment of distributions to you (loans, partial withdrawals,
      and full surrender)                                               34
    Tax treatment of living benefits rider or Long Term Care
      Services/SM/ Rider under a policy with the applicable rider       35
    Business and employer owned policies                                36
    Requirement that we diversify investments                           36
    Estate, gift, and generation-skipping taxes                         36
    Pension and profit-sharing plans                                    37
    Split-dollar and other employee benefit programs                    37
    ERISA                                                               37
    Our taxes                                                           37
    When we withhold taxes from distributions                           38
    Possibility of future tax changes and other tax information         38


    -----------------------------------------------------------------------
    9.MORE INFORMATION ABOUT POLICY FEATURES AND
      BENEFITS                                                          40
    -----------------------------------------------------------------------
    Guarantee premium test for no lapse guarantees                      40
    Paid up death benefit guarantee                                     40
    Other benefits you can add by rider                                 41
    Customer loyalty credit                                             44
    Variations among Incentive Life Legacy(R) policies                  45
    Your options for receiving policy proceeds                          45
    Your right to cancel within a certain number of days                45


    -----------------------------------------------------------------------
    10.MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                    46
    -----------------------------------------------------------------------
    Deducting policy charges                                            46
    Charges that the Trusts deduct                                      49


    -----------------------------------------------------------------------
    11.MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO
       YOUR POLICY                                                      50
    -----------------------------------------------------------------------
    Dates and prices at which policy events occur                       50
    Policy issuance                                                     50
    Ways to make premium and loan payments                              51
    Assigning your policy                                               51
    You can change your policy's insured person                         51


     Requirements for surrender requests                                52
     Gender-neutral policies                                            52
     Future policy exchanges                                            52


     ----------------------------------------------------------------------
     12.MORE INFORMATION ABOUT OTHER MATTERS                            53
     ----------------------------------------------------------------------
     About our general account                                          53
     Transfers of your policy account value                             53
     Telephone and Internet requests                                    54
     Suicide and certain misstatements                                  55
     When we pay policy proceeds                                        55
     Changes we can make                                                55
     Reports we will send you                                           56
     Distribution of the policies                                       56
     Legal proceedings                                                  58


     ----------------------------------------------------------------------
     13.FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND  AXA EQUITABLE  59
     ----------------------------------------------------------------------


     ----------------------------------------------------------------------
     14.PERSONALIZED ILLUSTRATIONS                                      60
     ----------------------------------------------------------------------
     Illustrations of policy benefits                                   60


     ----------------------------------------------------------------------
     REQUESTING MORE INFORMATION
       Statement of additional information
       Table of contents
     ----------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

An Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                        PAGE

                    account value                          9
                    actual premium fund value             39
                    Administrative Office                 16
                    age                                   47
                    Allocation Date                        8
                    alternative death benefit              6
                    amount at risk                         9
                    anniversary                           10
                    assign; assignment                    49
                    automatic transfer service         29,49
                    AXA Equitable                         14
                    AXA Equitable Access Account          44
                    AXA Financial, Inc.                   15
                    basis                                 35
                    beneficiary                            9
                    business day                          44
                    cash surrender value                  31
                    Code                                  32
                    collateral                            29
                    cost of insurance charge              38
                    cost of insurance rates               46
                    customer loyalty credit               43
                    day                                   46
                    default                                6
                    disruptive transfer activity       29,52
                    dollar cost averaging service         29
                    extended no lapse guarantee            6
                    face amount                            8
                    grace period                           7
                    guaranteed interest option             7
                    guarantee premium test                39
                    Guaranteed Interest Account            8
                    Incentive Life Legacy(R)               1
                    initial premium                        8
                    insured person                         1
                    Internet                              16
                    investment funds                       8
                    investment option                      1
                    investment start date                  8
                    issue date                            50
                    lapse                                  6
                    loan extension                        29
                    loan, loan interest                   31
                    Long Term Care Services/SM/ Rider      7
                    market timing                         52
                    modified endowment contract         6,34
                    Money Market Lock-in Period            8
                    month, year                           46
                    monthly deduction                     14


                                                         PAGE

                  net cash surrender value                32
                  no lapse guarantee premium fund value   39
                  no lapse guarantee                       7
                  Option A, B                              8
                  our                                      3
                  owner                                    3
                  paid up                                 34
                  paid up death benefit guarantee         39
                  partial withdrawal                      32
                  payments                                46
                  planned periodic premium                 6
                  policy                                   1
                  Portfolio                                1
                  premium payments                         6
                  prospectus                               1
                  rebalancing                             29
                  receive                                 43
                  restore, restoration                     7
                  riders                                   6
                  SEC                                      1
                  Separate Account FP                     16
                  state                                    3
                  subaccount                              16
                  surrender                               31
                  surrender charge                        31
                  target premium                          55
                  transfers                               28
                  Trusts                                   1
                  units                                   28
                  unit values                             48
                  us                                       3
                  variable investment option               3
                  we                                       3
                  withdrawal                              30
                  you, your                                3

                       AN INDEX OF KEY WORDS AND PHRASES

1. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

Incentive Life Legacy(R) is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life Legacy(R) policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Legacy(R) policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Legacy(R) policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
YOU CAN GENERALLY PAY PREMIUMS AT SUCH TIMES AND IN SUCH AMOUNTS AS YOU LIKE BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 100TH BIRTHDAY, SO LONG AS YOU DON'T EXCEED CERTAIN LIMITS DETERMINED BY THE FEDERAL INCOME TAX LAWS APPLICABLE TO LIFE INSURANCE.
--------------------------------------------------------------------------------

YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:

..   you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);

..   you are receiving monthly benefit payments under the Long Term Care
    Services/SM/ Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);

..   you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see "You can elect a "paid up" death benefit guarantee" below); or

..   your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)

We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates.

If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges, policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------
YOUR POLICY WILL TERMINATE IF YOU DON'T PAY ENOUGH PREMIUMS (I) TO PAY THE CHARGES WE DEDUCT, OR (II) TO MAINTAIN IN EFFECT ONE OF THE NO LAPSE GUARANTEES THAT CAN KEEP YOUR POLICY FROM TERMINATING. HOWEVER, WE WILL FIRST SEND YOU A NOTICE AND GIVE YOU THE OPPORTUNITY TO PAY ANY SHORTFALL.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within six months after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will not be more than an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no lapse guarantee will not be restored after the policy terminates.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 10 years, depending on the insured's age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

..   You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus);

..   Your policy's death benefit option has always been Option A; and

..   Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if:

..   the guarantee period expires; or

..   you change your death benefit option to Option B.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be added to the policy that provides a longer guarantee period than described above. Subject to limitations, you can choose the number of years that you would like to have this benefit.

The monthly cost of this rider varies by the individual characteristics of the insured, the face amount of the policy and the benefit period you select. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

--------------------------------------------------------------------------------
IF YOU PAY AT LEAST CERTAIN PRESCRIBED AMOUNTS OF PREMIUMS, YOUR POLICY'S DEATH BENEFIT OPTION HAS ALWAYS BEEN OPTION A AND ANY OUTSTANDING POLICY LOAN AND ACCRUED LOAN INTEREST DO NOT EXCEED THE POLICY ACCOUNT VALUE, YOUR POLICY WILL NOT LAPSE FOR A NUMBER OF YEARS, EVEN IF THE VALUE IN YOUR POLICY BECOMES INSUFFICIENT TO PAY THE MONTHLY CHARGES.
--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE

Provided certain requirements are met and subject to our approval, you may elect to take advantage of our "paid up" death benefit guarantee at any time after the fourth year of your policy if the insured's attained age is 99 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available;

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS however, we will limit the amount that may be allocated to the guaranteed interest option at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long Term Care Services/SM /Rider (described below) at any time.

The guarantee will terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG TERM CARE SERVICES/SM/ RIDER

In states where approved, you may have added an optional rider to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services. This is our Long Term Care Services/SM/ Rider. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.

INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see "Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for twenty calendar days (the "Money Market Lock-in Period"). On the first business day following the Money Market Lock-in Period, we will re-allocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.

The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
YOU CAN CHOOSE AMONG VARIABLE INVESTMENT OPTIONS.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios of the Trusts."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. To obtain copies of Trust prospectuses that do not accompany this prospectus, you may call one of our customer service representatives at 1-800-777-6510. We may add or delete variable investment options or Portfolios at any time.

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Allocation investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")

If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS interest option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
WE WILL PAY AT LEAST 2% ANNUAL INTEREST ON OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life Legacy(R) policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the minimum amount of coverage you can request.

--------------------------------------------------------------------------------
IF THE INSURED PERSON DIES, WE PAY A LIFE INSURANCE BENEFIT TO THE
"BENEFICIARY" YOU HAVE NAMED. (SEE "YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS" UNDER "MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.) THE AMOUNT WE PAY DEPENDS ON WHETHER YOU HAVE CHOSEN DEATH BENEFIT OPTION A OR DEATH BENEFIT OPTION B.
--------------------------------------------------------------------------------

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

..   Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                      or

..   Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk. If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated.

In order to take advantage of the no lapse guarantee and the extended no lapse guarantee, you must have always had Option A since the policy issue date.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:

--------------------------------------------------------------------------------
IF THE ACCOUNT VALUE IN YOUR POLICY IS HIGH ENOUGH, RELATIVE TO THE FACE
AMOUNT, THE LIFE INSURANCE BENEFIT WILL AUTOMATICALLY BE GREATER THAN THE
OPTION A OR OPTION B DEATH BENEFIT YOU HAVE SELECTED.
--------------------------------------------------------------------------------

 AGE:*                                             40 AND UNDER  45   50   55    60     65
-------------------------------------------------------------------------------------------
 %:                                                   250%      215% 185% 150%  130%   120%
-------------------------------------------------------------------------------------------
 AGE:                                               70   75-90   91   92   93  94-OVER
-------------------------------------------------------------------------------------------
 %:                                                115%  105%   104% 103% 102%  101%
-------------------------------------------------------------------------------------------

*  For the then-current policy year.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. Under the Long Term Care Services/SM/

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit. Please see "Long Term Care Services/SM/ Rider" later in this prospectus.

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."

--------------------------------------------------------------------------------
YOU CAN REQUEST A CHANGE IN YOUR DEATH BENEFIT OPTION FROM OPTION B ANY TIME AFTER THE SECOND YEAR OF THE POLICY AND BEFORE THE POLICY ANNIVERSARY NEAREST
TO THE INSURED'S 100TH BIRTHDAY; HOWEVER, CHANGES TO OPTION B ARE NOT PERMITTED BEYOND THE POLICY YEAR IN WHICH THE INSURED PERSON REACHES AGE 80.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches age 80, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension. Also, a change to Option A must be made before the insured person reaches age 100.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not change the death benefit option under the policy while the Long Term Care Services/SM/ Rider is in effect. Please refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the second year of your policy but before the policy year in which the insured person reaches age 100. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges or pay premiums under any optional disability waiver rider that is part of the policy; (ii) the paid up death benefit guarantee is in effect; or
(iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached age 81 (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long Term Care Services/SM/ Rider is in effect. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long Term Care Services/SM/ Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same or better underwriting classification. An additional 15-year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See "Risk/benefit summary: Charges and expenses you will pay."

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of policy face amount accelerated to date but not by more than the accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 100th birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long Term Care Services/SM/ Rider. See "Making withdrawals from your policy" later in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

..   If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

..   If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

..   If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any loan extension endorsement you may have.

..   We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the next chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay".

..   You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

..   Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.

HOW THE INCENTIVE LIFE LEGACY(R) VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Incentive Life Legacy(R) was primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see "Tax Information" later in this prospectus for more information. Incentive Life Legacy(R) is available for issue ages 0-85.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

2. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. The current charges may be lower than the guaranteed maximum for certain charges. Since the charges described in the table below vary based on individual characteristics of the insured, these charges may not be representative of the charge that you will pay. In particular, the initial amount of surrender charge depends on each policy's specific characteristics. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics. See "Deducting policy charges" under "More information about certain policy charges."

----------------------------------------------------------------------------------------------------------------
 TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------
 CHARGE                    WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------
PREMIUM CHARGE             From each premium               As a percentage of premiums:12%
SURRENDER (TURNING         Upon surrender                  Initial surrender charge per $1,000 of initial base
IN) OF YOUR POLICY                                         policy face amount or per $1,000 of requested base
DURING ITS FIRST 15                                        policy face amount increase:/(2)/
YEARS OR THE FIRST                                         Highest: $47.92
15 YEARS AFTER YOU                                         Lowest: $10.38
HAVE REQUESTED AN                                          Representative: $17.32/(3)/
INCREASE IN YOUR
POLICY'S FACE
AMOUNT/(1)/
REQUEST A DECREASE         Effective date of the decrease  A pro rata portion of the charge that would apply to
IN YOUR POLICY'S                                           a full surrender at the time of the decrease.
FACE AMOUNT
TRANSFERS AMONG            Upon transfer                   $25 per transfer./(4)/
INVESTMENT OPTIONS
ADDING A LIVING            At the time of the transaction  $100 (if elected after policy issue)
BENEFITS RIDER
EXERCISE OF OPTION         At the time of the transaction  $250
TO
RECEIVE A "LIVING BENEFIT"

SPECIAL SERVICES
CHARGES

..  Wire transfer           At the time of the transaction  Current and Maximum Charge: $90 charge/(5)/

..  Express mail            At the time of the transaction  Current and Maximum Charge: $35 charge/(5)/

..  Policy                  At the time of the transaction  Current and Maximum Charge: $25 illustration
   charge/(6)/

..  Duplicate policy        At the time of the transaction  Current and Maximum Charge: $35 charge/(6)/

..  Policy history          At the time of the transaction  Current and Maximum Charge: $50 charge/(6)(7)/

..  Charge for              At the time of the transaction  Current and Maximum Charge: $25 returned
   payments/(6)/
----------------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

-------------------------------------------------------------------------------------------------------------------
 PERIODIC CHARGES OTHER THAN UNDERLYING
 TRUST PORTFOLIO OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------
 CHARGE                                  WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
-------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(8) (9)/               Monthly           Charge per $1,000 of the amount for which we are
                                                                  at risk:/(10)/
                                                                  Highest: $83.34
                                                                  Lowest: $0.02
                                                                  Representative: $0.09/(11)/
-------------------------------------------------------------------------------------------------------------------

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

------------------------------------------------------------------------------------------------------------------
 PERIODIC CHARGES OTHER THAN UNDERLYING
 TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------
 CHARGE                                  WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE               Monthly                        Annual % of your value
                                                                  Policy Year  in our variable investment options
                                                                  1-10         1.75%
                                                                  11+          0.50%
------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE/(8)/                      Monthly           Policy Year  Amount Deducted
                                                                  1            $20
                                                                  2+           $15
------------------------------------------------------------------------------------------------------------------

LOAN INTEREST         On each policy anniversary (or    1% of loan amount.
  SPREAD/(12)/        on loan termination, if earlier)
--------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER        While the rider is in effect
CHARGES

CHILDREN'S TERM       Monthly                           Charge per $1,000 of rider benefit amount:
INSURANCE
                                                        $0.50
--------------------------------------------------------------------------------------------------------------------------

DISABILITY            Monthly                           Percentage of all other monthly charges:
DEDUCTION WAIVER
                                                        Highest: 132%
                                                        Lowest: 7%
                                                        Representative: 12%/(11)/
--------------------------------------------------------------------------------------------------------------------------

OPTION TO PURCHASE    Monthly                           Charge per $1,000 of rider benefit amount:
ADDITIONAL INSURANCE
                                                        Highest: $0.17
                                                        Lowest: $0.04
                                                        Representative: $0.16/(13)/
--------------------------------------------------------------------------------------------------------------------------

EXTENDED NO LAPSE     Monthly                           Charge per $1,000 of the initial base policy face amount, and per
GUARANTEE/(8)/                                          $1,000 of any requested base policy face amount increase that exceeds the highest previous face amount:

  For rider                                             Highest: $0.08
  coverage to age                                       Lowest: $0.02
  100                                                   Representative: $0.03/(3)/
--------------------------------------------------------------------------------------------------------------------------

LONG TERM CARE        Monthly                           Charge per $1,000 of the amount for which we are at risk:/(14)/
SERVICES/SM/
RIDER/(8)/                                              Highest: $1.18
                                                        Lowest: $0.08
                                                        Representative: $0.22/(13)/
--------------------------------------------------------------------------------------------------------------------------

(1)The surrender charge attributable to an increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.
(2)The initial amount of surrender charge depends on each policy's specific characteristics.
(3)This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred non-tobacco user risk class.
(4)No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.
(5)Unless you specify otherwise, this charge will be deducted from the amount you request.
(6)The charge for this service must be paid using funds outside of your policy. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(7)The charge for this service may be less depending on the policy history you request. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.
(8)Not applicable after the insured person reaches age 100.
(9)Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.
(10)Our amount "at risk" under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.
(11)This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.
(12)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(13)This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred non-tobacco user risk class.
(14)Our amount "at risk" for this rider is the long-term care specified amount minus your policy account value, but not less than zero.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.



-------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
 ASSETS
-------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 (expenses     Lowest Highest
that are deducted from Portfolio assets including management
fees, 12b-1 fees, service fees and/or other expenses)/(1)/       0.62%  7.45%
-------------------------------------------------------------------------------



(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2013, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2015 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2015. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 after the effect of Expense Limitation Arrangements/(/*/)/  Lowest Highest
                                                                                                               0.62%  1.66%
-----------------------------------------------------------------------------------------------------------------------------



   (*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index. The "Highest" represents the total annual operating expenses of the Charter/SM/ Small Cap Growth Portfolio.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

3. Who is AXA Equitable?


--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $552.3 billion in assets as of December 31, 2013. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.
--------------------------------------------------------------------------------
 BY MAIL:

AT THE POST OFFICE BOX FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable -- National Operations Center
  P.O. Box 1047
  Charlotte, North Carolina 28201-1047
--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:

AT THE STREET ADDRESS FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable -- National Operations Center
  8501 IBM Drive, Suite 150
  Charlotte, North Carolina 28262-4333
  1-704-341-7000 (for express delivery purposes only)
--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:

Policy information, basic transactions, forms and statements are available 24 hours a day-7 days a week through our Interactive Telephone, AXA Equitable's Interactive Voice Response system.

AXA Equitable's Interactive Voice Response system provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time:
1-800-777-6510.
--------------------------------------------------------------------------------
 BY E-MAIL:


  life-service@axa.us.com

--------------------------------------------------------------------------------
 BY FAX:


  1-855-268-6378

--------------------------------------------------------------------------------
 BY INTERNET:


You may register for online account access at www.axa.com or us.axa.com for those outside the U.S. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.


REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)request for our automatic transfer service (our dollar cost averaging service);

(2)request for our asset rebalancing service;

(3)transfers among investment options (if submitted by e-mail); and

(4)designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)policy surrenders;

(b)transfers among investment options (not submitted by e-mail);

(c)changes in allocation percentages for premiums and deductions; and

(d)electing the paid up death benefit guarantee.


You can also change your allocation percentages, transfer among investment options and/or change your address (1) by toll-free phone and assisted service,
(2) over the Internet, through axa.com or us.axa.com for those outside the U.S., or (3) by writing our Administrative Office. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses

                             WHO IS AXA EQUITABLE?

credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under Incentive Life Legacy(R) invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policy owners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio
(or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICY OWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life Legacy(R) and other policies that Separate Account FP supports.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

                             WHO IS AXA EQUITABLE?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios and the AXA Fund of Fund Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy are identified below in the chart by a "(check mark)" under the column entitled "AXA Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility

                      ABOUT THE PORTFOLIOS OF THE TRUSTS
management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "AXA Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


PORTFOLIOS OF THE TRUSTS


-------------------------------------------------------------------------------------------------------------------------

 AXA PREMIER VIP TRUST
 - CLASS B                                                                                                  AXA
 SHARES PORTFOLIO                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS VOLATILITY
 NAME/(*)/              OBJECTIVE                                 APPLICABLE)                               MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE          Seeks to achieve long-term capital        .   AXA Equitable Funds                   (check mark)
  ALLOCATION            appreciation.                                 Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE        Seeks to achieve a high level of current  .   AXA Equitable Funds                   (check mark)
  ALLOCATION            income.                                       Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA                     Seeks to achieve current income and       .   AXA Equitable Funds                   (check mark)
  CONSERVATIVE-PLUS     growth of capital, with a greater             Management Group, LLC
  ALLOCATION            emphasis on current income.
-------------------------------------------------------------------------------------------------------------------------
AXA MODERATE            Seeks to achieve long-term capital        .   AXA Equitable Funds                   (check mark)
  ALLOCATION            appreciation and current income.              Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS       Seeks to achieve long-term capital        .   AXA Equitable Funds                   (check mark)
  ALLOCATION            appreciation and current income, with a       Management Group, LLC
                        greater emphasis on capital
                        appreciation.
-------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/             Seeks to achieve high total return        .   AXA Equitable Funds
  MULTI-SECTOR          through a combination of current in-          Management Group, LLC
  BOND/(1)/             come and capital appreciation.
-------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL       Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP GROWTH/(2)/       capital.                                      Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL       Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP VALUE/(3)/        capital.                                      Management Group, LLC
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER            Seeks to achieve long-term growth of      .   AXA Equitable Funds                   (check mark)
  INTERNATIONAL         capital with an emphasis on risk-             Management Group, LLC
  EQUITY/(+)/           adjusted returns and managing volatility  .   BlackRock Investment
                        in the Portfolio.                             Management, LLC
                                                                  .   EARNEST Partners, LLC
                                                                  .   J.P. Morgan Investment
                                                                      Management Inc.
                                                                  .   Marsico Capital
                                                                      Management, LLC
-------------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------------------

 AXA PREMIER VIP TRUST
 - CLASS B                                                                                                  AXA
 SHARES PORTFOLIO                                                 INVESTMENT MANAGER (OR SUB-ADVISER(S), AS VOLATILITY
 NAME/(*)/              OBJECTIVE                                 APPLICABLE)                               MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE      Seeks to achieve long-term growth of      .   AllianceBernstein L.P.                (check mark)
  CAP CORE              capital with an emphasis on risk-         .   AXA Equitable Funds
  EQUITY/(+)/           adjusted returns and managing volatility      Management Group, LLC
                        in the Portfolio.                         .   Janus Capital Management,
                                                                      LLC
                                                                  .   Thornburg Investment
                                                                      Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE      Seeks to achieve long-term growth of      .   AllianceBernstein L.P.                (check mark)
  CAP VALUE/(+)/        capital with an emphasis on risk-         .   AXA Equitable Funds
                        adjusted returns and managing volatility      Management Group, LLC
                        in the Portfolio.                         .   Institutional Capital LLC
                                                                  .   MFS Investment Management


-----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB                                                    INVESTMENT MANAGER             AXA
 SHARES PORTFOLIO                                              (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME/(*)/           OBJECTIVE                                 APPLICABLE)                    MANAGEMENT
-----------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation      .   AXA Equitable Funds
  MODERATE GROWTH -  and current income, with a greater            Management Group, LLC
  ALT 15             emphasis on current income.
-----------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -   Seeks long-term capital appreciation      .   AXA Equitable Funds
  ALT 20             and current income.                           Management Group, LLC
-----------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation      .   AXA Equitable Funds
  AGGRESSIVE - ALT   and current income, with a greater            Management Group, LLC
  25                 emphasis on capital appreciation.
-----------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY/(4)/    capital with an emphasis on risk-         .   AXA Equitable Funds
                     adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                         .   BlackRock Investment
                                                                   Management, LLC
-----------------------------------------------------------------------------------------------------------
AXA 500 MANAGED      Seeks to achieve long-term growth of      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY/(5)/    capital with an emphasis on risk-         .   AXA Equitable Funds
                     adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                         .   BlackRock Investment
                                                                   Management, LLC
-----------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY/(6)/    capital with an emphasis on risk-         .   AXA Equitable Funds
                     adjusted returns and managing volatility      Management Group, LLC
                     in the Portfolio.                         .   BlackRock Investment
                                                                   Management, LLC
-----------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital        .   AXA Equitable Funds        (check mark)
  MANAGED            appreciation with an emphasis on risk-        Management Group, LLC
  VOLATILITY/(7)/    adjusted returns and managing volatility  .   BlackRock Investment
                     in the Portfolio.                             Management, LLC
                                                               .   Morgan Stanley Investment
                                                                   Management Inc.
                                                               .   OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of      .   AXA Equitable Funds        (check mark)
  CORE MANAGED       capital with an emphasis on risk-             Management Group, LLC
  VOLATILITY/(8)/    adjusted returns and managing volatility  .   BlackRock Investment
                     in the Portfolio.                             Management, LLC
                                                               .   EARNEST Partners, LLC
                                                               .   Massachusetts Financial
                                                                   Services Company d/b/a
                                                                   MFS Investment Management
                                                               .   Hirayama Investments, LLC
                                                               .   WHV Investment Management
-----------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

--------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB                                                       INVESTMENT MANAGER             AXA
 SHARES PORTFOLIO                                                 (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME/(*)/             OBJECTIVE                                  APPLICABLE)                    MANAGEMENT
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL      Seeks to achieve long-term growth of       .   AllianceBernstein L.P.     (check mark)
  MANAGED              capital with an emphasis on risk-          .   AXA Equitable Funds
  VOLATILITY/(9)/      adjusted returns and managing volatility       Management Group, LLC
                       in the Portfolio.                          .   BlackRock Investment
                                                                      Management, LLC
--------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL      Seeks to provide current income and        .   AXA Equitable Funds        (check mark)
  VALUE MANAGED        long-term growth of income,                    Management Group, LLC
  VOLATILITY/(10)/     accompanied by growth of capital with      .   BlackRock Investment
                       an emphasis on risk-adjusted returns           Management, LLC
                       and managing volatility in the Portfolio.  .   Northern Cross, LLC
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE     Seeks to achieve long-term growth of       .   AXA Equitable Funds        (check mark)
  MANAGED              capital with an emphasis on risk-              Management Group, LLC
  VOLATILITY/(11)/     adjusted returns and managing volatility   .   BlackRock Investment
                       in the Portfolio.                              Management, LLC
                                                                  .   Capital Guardian Trust
                                                                      Company
                                                                  .   Institutional Capital LLC
                                                                  .   Thornburg Investment
                                                                      Management, Inc.
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP          Seeks to provide long-term capital         .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED       growth with an emphasis on risk-               Management Group, LLC
  VOLATILITY/(12)/     adjusted returns and managing volatility   .   BlackRock Investment
                       in the Portfolio.                              Management, LLC
                                                                  .   Marsico Capital
                                                                      Management, LLC
                                                                  .   T. Rowe Price Associates,
                                                                      Inc.
                                                                  .   Wells Capital Management,
                                                                      Inc.
--------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE    Seeks to achieve long-term growth of       .   AllianceBernstein L.P.     (check mark)
  MANAGED              capital with an emphasis on risk-          .   AXA Equitable Funds
  VOLATILITY/(13)/     adjusted returns and managing volatility       Management Group, LLC
                       in the Portfolio.                          .   BlackRock Investment
                                                                      Management, LLC
                                                                  .   Massachusetts Financial
                                                                      Services Company d/b/a
                                                                      MFS Investment Management
--------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE      Seeks to achieve long-term capital         .   AXA Equitable Funds        (check mark)
  MANAGED              appreciation with an emphasis on risk-         Management Group, LLC
  VOLATILITY/(14)(**)/ adjusted returns and managing volatility   .   BlackRock Investment
                       in the Portfolio.                              Management, LLC
                                                                  .   Diamond Hill Capital
                                                                      Management, Inc.
                                                                  .   Wellington Management
                                                                      Company, LLP
--------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of       .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN capital.
  SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation      .   BlackRock Investment
  VALUE EQUITY         and secondarily, income.                       Management, LLC
--------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and          .   Boston Advisors, LLC
  EQUITY INCOME        income to achieve an above-average
                       and consistent total return.
--------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital         .   Calvert Investment
  RESPONSIBLE          appreciation.                                  Management Inc.
--------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB                                                      INVESTMENT MANAGER             AXA
 SHARES PORTFOLIO                                                (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME/(*)/           OBJECTIVE                                   APPLICABLE)                    MANAGEMENT
-------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of        .   Capital Guardian Trust
  RESEARCH           capital.                                        Company
-------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before      .   AllianceBernstein L.P.
  INDEX              expenses that approximates the total
                     return performance of the Russell 3000
                     Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Russell 3000 Index.
-------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before      .   AXA Equitable Funds
                     expenses that approximates the total            Management Group, LLC
                     return performance of the Barclays          .   SSgA Funds Management,
                     Intermediate U.S. Government/Credit             Inc.
                     Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Barclays Intermediate U.S.
                     Government/Credit Index.
-------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before      .   AllianceBernstein L.P.
                     expenses that approximates the total
                     return performance of the S&P 500
                     Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the S&P 500 Index.
-------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH     Seeks to achieve long-term growth of        .   AXA Equitable Funds        (check mark)
  PLUS/(+)/          capital with an emphasis on risk-               Management Group, LLC
                     adjusted returns and managing volatility    .   BlackRock Capital
                     in the Portfolio.                               Management, Inc.
                                                                 .   BlackRock Investment
                                                                     Management, LLC
-------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.      .   GAMCO Asset Management,
  AND ACQUISITIONS                                                   Inc.
-------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.     .   GAMCO Asset Management,
  COMPANY VALUE                                                      Inc.
-------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and         .   AXA Equitable Funds
                     current income.                                 Management Group, LLC
                                                                 .   BlackRock Investment
                                                                     Management, LLC
                                                                 .   First International
                                                                     Advisors, LLC
                                                                 .   Wells Capital Management,
                                                                     Inc.
-------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before      .   AXA Equitable Funds
  GOVERNMENT BOND    expenses that approximates the total            Management Group, LLC
                     return performance of the Barclays          .   SSgA Funds Management,
                     Intermediate U.S. Government Bond               Inc.
                     Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Barclays Intermediate U.S.
                     Government Bond Index.
-------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before     .   AllianceBernstein L.P.
  EQUITY INDEX       expenses) that approximates the total
                     return performance of a composite
                     index comprised of 40% DJ EURO
                     STOXX 50 Index, 25% FTSE 100 Index,
                     25% TOPIX Index, and 10% S&P/ASX
                     200 Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the composite index.
-------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-----------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB                                                      INVESTMENT MANAGER             AXA
 SHARES PORTFOLIO                                                (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME/(*)/           OBJECTIVE                                   APPLICABLE)                    MANAGEMENT
-----------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK  Seeks to achieve capital growth and         .   Invesco Advisers, Inc.
                     income.
-----------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital          .   J.P. Morgan Investment
  OPPORTUNITIES      appreciation.                                   Management Inc.
-----------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before      .   AllianceBernstein L.P.
  INDEX              expenses that approximates the total
                     return performance of the Russell 1000
                     Growth Index, including reinvestment of
                     dividends at a risk level consistent with
                     that of the Russell 1000 Growth Index.
-----------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before      .   SSgA Funds Management,
  INDEX              expenses that approximates the total            Inc.
                     return performance of the Russell 1000
                     Value Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the Russell 1000 Value Index.
-----------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT       Seeks to achieve capital appreciation       .   Lord, Abbett & Co. LLC
  LARGE CAP          and growth of income with reasonable
  CORE/(+)/          risk.
-----------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.      .   Massachusetts Financial
  INTERNATIONAL                                                      Services Company d/b/a
  GROWTH                                                             MFS Investment Management
-----------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before      .   SSgA Funds Management,
                     expenses that approximates the total            Inc.
                     return performance of the S&P Mid Cap
                     400 Index, including reinvestment of
                     dividends, at a risk level consistent with
                     that of the S&P Mid Cap 400 Index.
-----------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current     .   The Dreyfus Corporation
                     income, preserve its assets and maintain
                     liquidity.
-----------------------------------------------------------------------------------------------------------
EQ/MONTAG &          Seeks to achieve capital appreciation.      .   Montag & Caldwell, LLC
  CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.            .   Morgan Stanley Investment
  MID CAP GROWTH                                                     Management Inc.
-----------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of     .   Pacific Investment
  SHORT BOND         traditional money market products while         Management Company LLC
                     maintaining an emphasis on
                     preservation of capital and liquidity.
-----------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income        .   AllianceBernstein L.P.
                     consistent with moderate risk to capital.   .   AXA Equitable Funds
                                                                     Management Group, LLC
                                                                 .   Pacific Investment
                                                                     Management Company LLC
-----------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible   .   AllianceBernstein L.P.
  INDEX              (before expenses) the total return of the
                     Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital          .   T. Rowe Price Associates,
  GROWTH STOCK       appreciation and secondarily, income.           Inc.
-----------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through       .   UBS Global Asset
  INCOME             capital appreciation with income as a           Management (Americas) Inc.
                     secondary consideration.
-----------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST
 - CLASS IB                                                    INVESTMENT MANAGER             AXA
 SHARES PORTFOLIO                                              (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME/(*)/           OBJECTIVE                                 APPLICABLE)                    MANAGEMENT
---------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital        .   Wells Capital Management,
  OMEGA GROWTH       growth.                                       Inc.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of      .   AXA Equitable Funds
  AGGRESSIVE         capital./(+++)/                               Management Group, LLC
  EQUITY/(++)/                                                 .   AllianceBernstein L.P.
                                                               .   ClearBridge Investments,
                                                                   LLC
                                                               .   Marsico Capital
                                                                   Management, LLC
                                                               .   Scotia Institutional
                                                                   Asset Management US, Ltd.
                                                               .   T. Rowe Price Associates,
                                                                   Inc.
                                                               .   Westfield Capital
                                                                   Management Company, L.P.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high        .   AXA Equitable Funds
  BOND/(++)/         current income and capital appreciation,      Management Group, LLC
                     consistent with a prudent level of risk.  .   BlackRock Financial
                                                                   Management, Inc.
                                                               .   Pacific Investment
                                                                   Management Company LLC
                                                               .   SSgA Funds Management,
                                                                   Inc.
---------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP GROWTH/(++)/   capital./(+++)/                               Management Group, LLC
                                                               .   AllianceBernstein L.P.
                                                               .   BlackRock Investment
                                                                   Management, LLC
                                                               .   Franklin Advisers, Inc.
                                                               .   Wellington Management
                                                                   Company, LLP
---------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of      .   AXA Equitable Funds
  CAP VALUE/(++)/    capital./(+++)/                               Management Group, LLC
                                                               .   BlackRock Investment
                                                                   Management, LLC
                                                               .   Diamond Hill Capital
                                                                   Management, Inc.
                                                               .   Knightsbridge Asset
                                                                   Management, LLC
                                                               .   Lord, Abbett & Co. LLC
---------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of      .   AXA Equitable Funds
  TECHNOLOGY/(++)/   capital.                                      Management Group, LLC
                                                               .   Allianz Global Investors
                                                                   U.S. LLC
                                                               .   SSgA Funds Management,
                                                                   Inc.
                                                               .   Wellington Management
                                                                   Company, LLP
---------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE
 FUNDS) - SERIES II                                                           INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is total return through  .   Invesco Advisers, Inc.
  REAL ESTATE FUND   growth of capital and current income.                    .   Invesco Asset Management
                                                                                  Limited
------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  INTERNATIONAL      capital.
  GROWTH FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID     The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP CORE EQUITY    capital.
  FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL   The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP EQUITY FUND    capital.

------------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY
 VARIABLE
 PORTFOLIOS, INC. -
 CLASS II                                                                     INVESTMENT MANAGER (OR
 PORTFOLIO NAME       OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP   The fund seeks long-term capital growth. Income is a    .   American Century
  MID CAP VALUE FUND  secondary objective.                                        Investment Management,
                                                                                  Inc.
------------------------------------------------------------------------------------------------------------
 AMERICAN FUNDS
 INSURANCE SERIES(R)
 PORTFOLIO NAME -                                                             INVESTMENT MANAGER (OR
 CLASS 4 SHARES       OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
GLOBAL SMALL          The fund's investment objective is to provide you with  .   Capital Research and
  CAPITALIZATION      long-term growth of capital.                                Management Company
  FUND/SM/
------------------------------------------------------------------------------------------------------------
NEW WORLD FUND(R)     The fund's investment objective is long-term capital    .   Capital Research and
                      appreciation.                                               Management Company

-------------------------------------------------------------------------------------------------------------
 FIDELITY(R)
 VARIABLE INSURANCE
 PRODUCTS (VIP) -
 SERVICE CLASS 2                                                               INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.                     .   Fidelity Management &
  CONTRAFUND(R)                                                                    Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks high total return through a combination of current  .   Fidelity Management &
  GROWTH & INCOME    income and capital appreciation.                              Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID  Seeks long-term growth of capital.                        .   Fidelity Management &
  CAP PORTFOLIO                                                                    Research Company (FMR)

---------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST -
 CLASS 2                                                                         INVESTMENT MANAGER
 PORTFOLIO                                                                       (OR SUB-ADVISER(S), AS
 NAME/(/*/)/         OBJECTIVE                                                   APPLICABLE)
---------------------------------------------------------------------------------------------------------------
FRANKLIN RISING      Seeks long-term capital appreciation, with preservation of  .   Franklin Advisory
  DIVIDENDS VIP      capital as an important consideration.                          Services, LLC
  FUND/(15)/
---------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP   Seeks long-term total return.                               .   Franklin Advisory
  VALUE VIP                                                                          Services, LLC
  FUND/(16)/
---------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC   The Fund's principal investment goal is to seek a high      .   Franklin Advisers, Inc.
  INCOME VIP         level of current income. Its secondary goal is capital
  FUND/(17)/         appreciation over long term.
---------------------------------------------------------------------------------------------------------------
FRANKLIN MUTUAL      The Fund's principal investment goal is capital             .   Franklin Mutual Advisers,
  SHARES VIP         appreciation. Its secondary goal is income.                     LLC
  FUND/(18)/
---------------------------------------------------------------------------------------------------------------
TEMPLETON            Seeks long-term capital appreciation.                       .   Templeton Asset
  DEVELOPING                                                                         Management Ltd.
  MARKETS VIP
  FUND/(19)/
---------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL     Seeks high current income, consistent with preservation     .   Franklin Advisers, Inc.
  BOND VIP           of capital. Capital appreciation is a secondary
  FUND/(20)/         consideration.
---------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH     Seeks long-term capital growth.                             .   Templeton Global Advisors
  VIP FUND/(21)/                                                                     Limited

------------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE
 INSURANCE TRUST -                                          INVESTMENT MANAGER
 SERVICE SHARES                                             (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                              APPLICABLE)
------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT    Seeks long-term capital appreciation.  .   Goldman Sachs Asset
  MID CAP VALUE FUND                                            Management, L.P.
------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------
 IVY FUNDS
 VARIABLE
 INSURANCE                                                                 INVESTMENT MANAGER
 PORTFOLIOS                                                                (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME  OBJECTIVE                                                 APPLICABLE)
---------------------------------------------------------------------------------------------------------
IVY FUNDS VIP    To seek to provide capital growth and appreciation.       .   Waddell & Reed Investment
  ENERGY                                                                       Management Company
                                                                               (WRIMCO)
---------------------------------------------------------------------------------------------------------
IVY FUNDS VIP    To seek to provide total return through a combination of  .   Waddell & Reed Investment
  HIGH INCOME    high current income and capital appreciation.                 Management Company
                                                                               (WRIMCO)
---------------------------------------------------------------------------------------------------------
IVY FUNDS VIP    To seek to provide growth of capital.                     .   Waddell & Reed Investment
  MID CAP                                                                      Management Company
  GROWTH                                                                       (WRIMCO)
---------------------------------------------------------------------------------------------------------
IVY FUNDS VIP    To seek to provide growth of capital.                     .   Waddell & Reed Investment
  SCIENCE AND                                                                  Management Company
  TECHNOLOGY                                                                   (WRIMCO)
---------------------------------------------------------------------------------------------------------
IVY FUNDS VIP    To seek to provide growth of capital.                     .   Waddell & Reed Investment
  SMALL CAP                                                                    Management Company
  GROWTH                                                                       (WRIMCO)

----------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT SERIES, INC. -                                           INVESTMENT MANAGER
 SERVICE SHARES                                                             (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME                      OBJECTIVE                              APPLICABLE)
----------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS   Seeks long-term capital appreciation.  .   Lazard Asset Management
  EQUITY PORTFOLIO                                                              LLC

----------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE
 INSURANCE TRUSTS -                                                         INVESTMENT MANAGER
 SERVICE CLASS                                                              (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME         OBJECTIVE                                           APPLICABLE)
----------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL    The fund's investment objective is to seek capital  .   Massachusetts Financial
  VALUE PORTFOLIO       appreciation.                                           Services Company
----------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS        The fund's investment objective is to seek capital  .   Massachusetts Financial
  GROWTH STOCK SERIES   appreciation.                                           Services Company
----------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST  The fund's investment objective is to seek capital  .   Massachusetts Financial
  SERIES                appreciation.                                           Services Company

----------------------------------------------------------------------------------------------------------
 PIMCO
 VARIABLE
 INSURANCE
 TRUST -
 ADVISOR
 CLASS                                                                             INVESTMENT MANAGER
 PORTFOLIO                                                                         (OR SUB-ADVISER(S), AS
 NAME                    OBJECTIVE                                                 APPLICABLE)
----------------------------------------------------------------------------------------------------------
PIMCO                    Seeks maximum real return consistent with prudent         .   Pacific Investment
  COMMODITYREALRETURN(R) investment management.                                        Management Company
  STRATEGY                                                                             LLC
  PORTFOLIO
----------------------------------------------------------------------------------------------------------
PIMCO REAL               Seeks maximum real return, consistent with preservation   .   Pacific Investment
  RETURN                 of real capital and prudent investment management.            Management Company
  PORTFOLIO                                                                            LLC
----------------------------------------------------------------------------------------------------------
PIMCO                    Seeks maximum total return, consistent with preservation  .   Pacific Investment
  TOTAL                  of capital and prudent investment management.                 Management Company
  RETURN                                                                               LLC
  PORTFOLIO

----------------------------------------------------------------------------------------------------------
 T. ROWE PRICE
 EQUITY SERIES,
 INC.                                                                       INVESTMENT MANAGER (OR
 PORTFOLIO NAME    OBJECTIVE                                                SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------
T. ROWE PRICE      Seeks a high level of dividend income and long-term      .   T. Rowe Price Associates,
  EQUITY INCOME    capital growth primarily through investments in stocks.      Inc.
  PORTFOLIO - II


--------------------------------------------------------------------------------------------------------
 VAN ECK VIP
 TRUST - S                                                                  INVESTMENT MANAGER
 CLASS                                                                      (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME  OBJECTIVE                                                  APPLICABLE)
--------------------------------------------------------------------------------------------------------
VAN ECK VIP      Seeks long-term capital appreciation by investing          .   Van Eck Associates
  GLOBAL HARD    primarily in hard asset securities. Income is a secondary      Corporation
  ASSETS FUND    consideration.
--------------------------------------------------------------------------------------------------------



(*)This information reflects the variable investment option's name change effective on or about June 13, 2014, subject to regulatory approval. The chart below reflects the variable investment option's name in effect until on or about June 13, 2014. The number in the ''FN'' column corresponds with the number contained in the table above.

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------
      VARIABLE INVESTMENT OPTION NAME UNTIL
 FN   JUNE 13, 2014
---------------------------------------------------
(1)   Multimanager Multi-Sector Bond
---------------------------------------------------
(2)   Multimanager Small Cap Growth
---------------------------------------------------
(3)   Multimanager Small Cap Value
---------------------------------------------------
(4)   AXA Tactical Manager 400
---------------------------------------------------
(5)   AXA Tactical Manager 500
---------------------------------------------------
(6)   AXA Tactical Manager 2000
---------------------------------------------------
(7)   EQ/Global Multi-Sector Equity
---------------------------------------------------
(8)   EQ/International Core PLUS
---------------------------------------------------
(9)   AXA Tactical Manager International
---------------------------------------------------
(10)  EQ/International Value PLUS
---------------------------------------------------
(11)  EQ/Large Cap Core PLUS
---------------------------------------------------
(12)  EQ/Large Cap Growth PLUS
---------------------------------------------------
(13)  EQ/Large Cap Value PLUS
---------------------------------------------------
(14)  EQ/Mid Cap Value PLUS
---------------------------------------------------
(15)  Franklin Rising Dividends Securities Fund
---------------------------------------------------
(16)  Franklin Small Cap Value Securities Fund
---------------------------------------------------
(17)  Franklin Strategic Income Securities Fund
---------------------------------------------------
(18)  Mutual Shares Securities Fund
---------------------------------------------------
(19)  Templeton Developing Markets Securities Fund
---------------------------------------------------
(20)  Templeton Global Bond Securities Fund
---------------------------------------------------
(21)  Templeton Growth Securities Fund
---------------------------------------------------





(+) This Portfolio will be involved in a planned merger effective on or about
    June 13, 2014 and June 20, 2014, subject to regulatory and shareholder approvals. If approved, on the date of the scheduled merger, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option on the date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. For more information about these Portfolio mergers, please contact our customer service representative.


                          EFFECTIVE JUNE 13, 2014

-------------------------------------------------------------------------------
 REPLACED OPTIONS                       SURVIVING OPTIONS
-------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core           EQ/Invesco Comstock
-------------------------------------------------------------------------------
Multimanager International Equity       AXA International Core Managed
                                        Volatility++
-------------------------------------------------------------------------------
Multimanager Large Cap Value            AXA Large Cap Value Managed
                                        Volatility++
-------------------------------------------------------------------------------
                          EFFECTIVE JUNE 20, 2014

-------------------------------------------------------------------------------
 REPLACED OPTIONS                       SURVIVING OPTIONS
-------------------------------------------------------------------------------
EQ/Equity Growth PLUS                   AXA Large Cap Growth Managed
                                        Volatility++
-------------------------------------------------------------------------------
Multimanager Large Cap Core Equity      AXA Large Cap Core Managed
                                        Volatility++
-------------------------------------------------------------------------------


    ++New fund name

(++)This Portfolio will be reorganized as a Portfolio of EQ Advisors Trust
    ("Trust") on or about June 13, 2014, subject to regulatory and shareholder approval.
(+++)On or about April 30, 2014, the investment objective changed from "Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio" to "Seeks to achieve long-term growth of capital." Accordingly, this Portfolio no longer utilizes the AXA volatility management strategy.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510.

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

5. Determining your policy's value

--------------------------------------------------------------------------------

YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.

Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the variable investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in
(ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.

--------------------------------------------------------------------------------
YOUR POLICY ACCOUNT VALUE WILL BE CREDITED WITH THE SAME RETURNS AS ARE
ACHIEVED BY THE PORTFOLIOS THAT YOU SELECT AND INTEREST CREDITED ON AMOUNTS IN THE GUARANTEED INTEREST OPTION, AND IS REDUCED BY THE AMOUNT OF CHARGES WE DEDUCT UNDER THE POLICY.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.

YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate.

Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                        DETERMINING YOUR POLICY'S VALUE

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
YOU CAN TRANSFER AMONG OUR VARIABLE INVESTMENT OPTIONS AND INTO OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------


After your policy's Allocation Date, you can transfer amounts from one investment option to another. Unless either the paid up death benefit guarantee or the extended no lapse guarantee are in effect, there are no restrictions on transfers into the guaranteed interest option. However, transfers out of the guaranteed interest option and among our variable investment options are more limited. Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We reserve the right to lower this $500 limit upon written notice to you. We also reserve the right to restrict transfers among variable investment options and transfers out of the guaranteed interest option as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.


Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.


CURRENT UNRESTRICTED TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice.

See the "How to make transfers" section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. Finally, there may be a charge for making this transfer. Please see "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus for more information about charges for this transfer.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa.com or us.axa.com (for those outside the U.S.) websites and registering for online account access. This service may not always be available. The restrictions relating to online transfers are described below.


ONLINE TRANSFERS. You can make online transfers by following one of two procedures:

..   if you are both the policy's insured person and its owner, by logging onto our website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

..   whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.

OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long term.

--------------------------------------------------------------------------------
USING THE AUTOMATIC TRANSFER SERVICE DOES NOT GUARANTEE THAT YOU WILL EARN A PROFIT OR BE PROTECTED AGAINST LOSSES.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. This service is not available while the extended no lapse guarantee rider is in effect.

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long Term Care Services/SM/ Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
YOU CAN USE POLICY LOANS TO OBTAIN FUNDS FROM YOUR POLICY WITHOUT SURRENDER CHARGES OR, IN MOST CASES, PAYING CURRENT INCOME TAXES. HOWEVER, THE BORROWED AMOUNT IS NO LONGER CREDITED WITH THE INVESTMENT RESULTS OF ANY OF OUR INVESTMENT OPTIONS UNDER THE POLICY.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

..   you cannot make transfers or withdrawals of the collateral;

..   we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option;

..   we do not count the collateral when we compute our customer loyalty credit;
    and

..   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of
(a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Incentive Life Legacy(R) policies in 2006, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

                             ACCESSING YOUR MONEY

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any time. We normally assume that payments you send us are premium payments. Therefore, you must submit instructions with your payment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long Term Care Services/SM/ Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).

When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments.

If you are to receive monthly benefit payments under the Long Term Care Services/SM/ Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.

LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

..   The net policy account value is not sufficient to cover the monthly deductions then due;

..   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or
    (b) the initial base policy face amount;

..   You have selected Death Benefit Option A;

..   You have not received a payment under either the living benefits rider or the Long Term Care Services/SM/ Rider;

..   The policy is not in a grace period; and

..   No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

..   We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

..   Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

..   Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

..   No additional loans or partial withdrawals may be requested.

..   No changes in face amount or death benefit option may be requested.

..   No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

..   All additional benefit riders and endorsements will terminate, including the Long Term Care Services/SM/ Rider.

..   The paid up death benefit guarantee if applicable, may not be elected.

..   The policy will not thereafter lapse for any reason.

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b)The outstanding loan and accrued loan interest, plus $10,000; or

(c)The base policy face amount on the date of death.

Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension.

MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 100,

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                             ACCESSING YOUR MONEY

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provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long Term Care Services/SM/ Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long Term Care Services/SM/ Rider, a partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
YOU CAN WITHDRAW ALL OR PART OF YOUR POLICY'S NET CASH SURRENDER VALUE,
ALTHOUGH YOU MAY INCUR TAX CONSEQUENCES BY DOING SO.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and further reduced for any monthly benefit payments made under the Long Term Care Services/SM/ Rider (see "Other benefits you can add by rider: Long Term Care Services/SM/ Rider" later in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by AXA Equitable or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

If you receive a living benefit on account of terminal illness , the Long Term Care Services/SM/ Rider for chronic illness benefits, if elected, will terminate and no further benefits will be payable under the Long Term Care Services/SM/ Rider. Long Term Care Services/SM/ Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
YOU CAN ARRANGE TO RECEIVE A "LIVING BENEFIT" IF THE INSURED PERSON BECOMES TERMINALLY ILL.
--------------------------------------------------------------------------------

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                             ACCESSING YOUR MONEY

8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life Legacy(R) policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

..   the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

..   increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, this may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. See "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

                                TAX INFORMATION

If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


POLICY LOANS. Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value;
(3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan form will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract ("MEC"), any loan will be treated as a distribution when made, and thus may be taxable at such time.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2,
(ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


POLICY CHANGES. Changes made to a life insurance policy, for example, a decrease in benefits, a Death Benefit Option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG TERM CARE SERVICES/SM/ RIDER UNDER A POLICY WITH THE APPLICABLE RIDER

LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill and can qualify for this income tax exclusion.

LONG TERM CARE SERVICES/SM/ RIDER. Benefits received under the Long Term Care Services/SM/ Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under section 101 (g) of the Code on the life of a chronically ill insured person receiving

                                TAX INFORMATION
qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable. Generally income exclusion for all payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

Charges for the Long Term Care Services/SM/ Rider may be considered distributions for income tax purposes, and may be taxable to the owner to the extent not considered a nontaxable return of premiums paid for the life insurance policy. See above for tax treatment of distributions to you. Charges for the Long Term Care Services/SM/ Rider are generally not considered deductible for income tax purposes. The Long Term Care Services/SM/ Rider is not intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long Term Care Services/SM/ Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

UNDER EITHER RIDER, if the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer. Also, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donee to the provider of medical care.

BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. A recent proposal, if enacted, could narrow the exception to 20% owners unless the policy is grandfathered.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before

                                TAX INFORMATION
the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $5 million indexed for inflation ($5.340 million in 2014). A portability rule generally permits a surviving spouse to elect to carryover the unused portion of their deceased spouse's exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions, as well as for certain gifts per recipient per year ($14,000 for 2014, indexed for inflation).


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same $5 million amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

If this policy was purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


NEW 3.8 % TAX ON NET INVESTMENT INCOME OR "NII". The new 3.8% Medicare tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer's NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.


OUR TAXES

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.


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WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS

Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.


Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S. source income. We anticipate requiring owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S.-source income beginning in 2014.

Even though this section in the prospectus discusses consequences to United States individuals,you should be aware that the Foreign Account Tax Compliance Act (FATCA) which applies beginning in 2014 to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are directed at foreign entities, but presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. For this reason, AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments, beginning in 2014. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies. As explained later under "Cost of insurance charge," the policy charges and tax qualification are based upon 2001 Commissioner's Standard Ordinary (CSO) tables. New tables may be developed in the future and apply to new policies. Certain safe harbors may be available under federal tax rules to permit certain policy changes without losing the ability to use 2001 CSO based tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO based tables.

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available

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                                TAX INFORMATION

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under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our posit on. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.

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                                TAX INFORMATION


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9. More information about policy features and benefits

--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date accumulated at 4% annually less any partial withdrawals accumulated at 4% annually (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders accumulated at 4% annually (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that you have always had death benefit Option A, any policy loan and accrued loan interest does not exceed the policy account value, and provided that the guarantee is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee and any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period beyond its original number of years.

PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

..   the insured's attained age is not more than 99;

..   you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

..   we are not waiving monthly charges under the terms of a disability waiver rider;

..   you have not received any payment under a living benefits rider or under the Long Term Care Services/SM/ Rider;

..   the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

..   the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

..   the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

..   the election would not reduce the face amount (see below) below $100,000;

..   no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

..   You agree to re-allocate your fund values to the guaranteed interest option and the AXA Allocation investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers" below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, including the Long Term Care Services/SM/ Rider. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

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If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Allocation investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Allocation investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Allocation investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.

OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

..   premium payments

..   partial withdrawals

..   changes to the policy's face amount or death benefit option

..   any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. If the guarantee terminates for any reason, it cannot be restored at a later date.

OTHER BENEFITS YOU CAN ADD BY RIDER

You may be eligible for the following other optional benefits we currently make available by rider:

..   extended no lapse guarantee -- Described below.

..   Long Term Care Services/SM/ Rider -- Described below.

..   disability deduction waiver -- This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all AXA Equitable and affiliates' policies in-force and applied for.

..   option to purchase additional insurance -- This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all AXA Equitable and affiliates' policies in-force and applied for.

..   children's term insurance -- This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all AXA Equitable and affiliates' policies in-force and applied for.

We add the following benefits automatically at no charge to each eligible policy:

..   substitution of insured person rider -- (see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

..   living benefits rider -- (see "Your option to receive a terminal illness living benefit" under "Accessing your money.")

..   paid up death benefit guarantee -- (see "Paid up death benefit guarantee"
    earlier in this section).

..   loan extension endorsement -- (see "Loan extension (for guideline premium test policies only)" under "Accessing your money.")

AXA Equitable or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not

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available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider was available at issue subject to our underwriting requirements that provided for a longer no lapse guarantee period than the one in your base policy. The minimum guarantee period is 20 years from the register date, and the maximum period is to the policy anniversary nearest to the insured's 100th birthday. Issue ages are 0-70. If you elected this rider at issue, the investment options available to you are restricted to the guaranteed interest option and the AXA Allocation investment options. You must have provided proper allocation instructions at the time you applied for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

..   The rider has not terminated;

..   The guarantee premium test for no lapse guarantees has been satisfied (see
    "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

..   The death benefit option under the policy has been Option A since it was issued; and

..   Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured, the face amount of the policy and the guarantee period you select. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

While the rider is in effect, we currently limit your investment options under the policy to the AXA Allocation investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.

.. PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

.. TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

.. PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

.. RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

   -- the date your policy ends without value at the end of a grace period;

   -- the date you surrender your policy;

   -- the expiration date of the extended no lapse guarantee period shown in your policy;

   -- the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

   -- the effective date of the election of the paid up death benefit guarantee;

   -- the date that a new insured person is substituted for the original insured person;

   -- the date the policy goes on loan extension; or

   -- the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be reinstated once it has been terminated.

LONG TERM CARE SERVICES/SM/ RIDER/(1)/ . In states where approved, an optional rider may be elected at issue that provides for the acceleration of the policy death benefit as a payment of a portion of the policy's death benefit each month as a result of the insured person being a

-------------
(1)In the state of Massachusetts, this benefit will be called the Accelerated Death Benefit for Chronic Illiness Rider.

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chronically ill individual who is receiving qualified long-term care services./(2)/ Benefits accelerated under this rider will be treated as a lien against policy values. While this rider is in force, policy face amount increases and death benefit option changes are not permitted.

An individual qualifies as "chronically ill" if they have been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services pursuant to a written plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. We require recertification every twelve months from the date of the initial or subsequent certification to continue monthly benefit payments, otherwise, benefit payments will terminate at the end of the twelve month period. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected. See "Risk/benefit summary: Charges and expenses you will pay", for more information on the charges we deduct for this rider.

If the net policy account value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. When monthly benefits under the Long Term Care Services/SM/ Rider are being paid we will waive the monthly charge for the Long Term Care Services/SM/ Rider.

We will pay up to the long-term care specified amount for qualified long term care services for the insured person for the duration of a period of coverage. The initial long-term care specified amount is equal to the face amount of the base policy at issue. This amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount will reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount; or (b) the long-term care specified amount immediately prior to the face amount decrease. Any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal. The maximum monthly benefit in either case will then be equal to the new long-term care specified amount multiplied by the benefit percentage.

The maximum monthly benefit is the maximum amount an affiliated company or we will pay in a month for qualified long-term care services for the insured person. Affiliates include AXA Equitable Life and Annuity Company, MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance. The maximum monthly benefit payment amount that you can purchase from AXA Equitable and its affiliates is limited to $50,000 per month, per insured person. The maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage that you have selected. This amount may change due to subsequent policy transactions. See below for maximum monthly payment limitations.

Each month, we will pay the monthly benefit payment (a portion of which may be applied to repay an outstanding policy loan) for qualified long-term care services for the insured person. The monthly benefit payment is equal to the lesser of:

1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

2. the monthly equivalent of 200% (100% in the State of New York) of the per day limit allowed by the Health Insurance Portability and Accountability Act. (We reserve the right to increase this percentage.)

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage, accumulated at 0% interest. We subtract the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. For the purposes of determining the cash surrender value of this policy, the unloaned policy account value and surrender charge (if applicable) will be reduced pro rata for the portion of the policy face amount that we have accelerated to date. However, the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

.. ELIMINATION PERIOD. The Long Term Care Services/SM/ Rider has an elimination period that is the required period of time that the rider must be in force before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the date on which such services are first provided. The elimination period must be satisfied only once while this rider is in effect.

.. PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long Term Care Services/SM/ Rider and for which benefits are payable. This begins on the first day of covered services received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date that we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

2. the date we determine you are no longer eligible to receive benefits in accordance with the terms of this rider;

3. the date when you request that we terminate benefit payments under this rider;

-------------
(2)For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form.

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4. the date the accumulated benefit lien amount equals the current long term care specified amount;

5. the date that you surrender the policy;

6. the date we make a payment under the living benefits rider (for terminal illness); or

7. the date of death of the insured person.

During a period of coverage:

1. Partial withdrawals, face amount decreases and premium payments are not permitted.

2. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment; this amount will be treated as a lien against your policy values.

3. If there is an outstanding policy loan at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the long-term care specified amount that we have not accelerated to date.

4. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

After a period of coverage ends:

1. The face amount of the policy and the long-term care specified amount are reduced by the accumulated benefit lien amount.

2. The unloaned policy account value will be reduced pro rata to the reduction in the policy face amount, but not by more than the accumulated benefit lien amount.

3. Any applicable surrender charges will be reduced pro rata to the reduction in the policy face amount.

4. The maximum monthly benefit will not be reduced.

5. The actual premium fund and no lapse guarantee premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the policy face amount.

6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

7. The accumulated benefit lien amount is reset to zero.

The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

After the period of coverage has ended, we will provide you with notice of the adjusted values.

If the entire long-term care specified amount has been paid out during the period of coverage, this rider will terminate and the policy may terminate.

.. RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except as provided under the "Extension of Benefits" provision of this rider), on the earliest of the following:

1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

2. upon termination or surrender of the policy;

3. the date of the insured person's death;

4. the date when the accumulated benefit lien amount equals the current long-term care specified amount;

5. the effective date of the election of the paid up death benefit guarantee;

6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date);

7. the date the policy goes on loan extension; or

8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider.

If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

.. EXTENSION OF BENEFITS. If this policy lapses before the current long-term care specified amount has been paid out, while the insured person is confined in a long term care facility, benefits for that confinement may be payable provided that the confinement began while this rider was in force and confinement must continue without interruption after the policy lapses. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement; (b) the date when the current long-term care specified amount has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

For tax information concerning the Long Term Care Services/SM/ Rider, see "Tax information" earlier in this prospectus.

CUSTOMER LOYALTY CREDIT

We provide a customer loyalty credit for policies that have been in force for more than 20 years. This is added to your policy account value each month. The dollar amount of the credit is a percentage of the total amount you then have in our investment options. The amount in our investment options does not include any value we are holding as collateral for any policy loans. The percentage credit is currently at an annual rate of 0.05% beginning in the policy's 21st year. This credit is not guaranteed, however. Because Incentive Life Legacy(R) was first offered in 2006, no customer loyalty credit has yet been made to an Incentive Life Legacy(R) policy.

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VARIATIONS AMONG INCENTIVE LIFE LEGACY(R) POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Legacy(R) where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy(R). We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a draft is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for information purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. In other states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrendor value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.

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10. More information about certain policy charges

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DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

.. PREMIUM CHARGE. We deduct an amount not to exceed 12% from each premium payment you send us. We currently deduct 12% from each premium payment during the first five policy years, and 2% from each premium payment in subsequent policy years. If the extended no lapse guarantee is in effect, we currently deduct 12% from each premium payment during the first ten policy years, and 2% from each premium payment in subsequent policy years. A similar charge applies to premiums attributed to requested face amount increases. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 12%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

.. SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy's specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

.. REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

.. TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

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.. ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

.. EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Administrative Office, or
(iii) by any other means we make available to you.

.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Administrative Office, or
(iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

.. COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between (a) the death benefit that would be payable if the insured person died on that date and
(b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 100). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. Our cost of insurance rates are guaranteed not to exceed the maximum rates specified in your policy. For most insured persons at most ages, our current (non-guaranteed) rates are lower than the maximum rates. However, we have the ability to raise these rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued).

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For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any changes, please see "Other information" in "Tax information" earlier in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

.. MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 1.75% during the first ten policy years, and at an annual rate of 0.25% in policy years 11 through 20, with no charge in policy year 21 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 1.75%, 0.50% and 0.50%, respectively. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

.. ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. In all subsequent policy years (but not beyond the policy anniversary when the insured person is attained age 100), we currently deduct $10 at the beginning of each policy month. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

.. LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elected the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

.. CHILDREN'S TERM INSURANCE. If you chose this rider, we deduct $0.50 per $1,000 of children's term insurance from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

.. DISABILITY DEDUCTION WAIVER. If you chose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

.. OPTION TO PURCHASE ADDITIONAL INSURANCE. If you chose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

.. EXTENDED NO LAPSE GUARANTEE. If you chose this rider with coverage to age 100, we deduct between $0.02 and $0.08 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect.

.. LONG TERM CARE SERVICES/SM/ RIDER. If you chose this rider, on a guaranteed basis we may deduct between $0.08 and $1.18 per $1,000 of the amount for which we are at risk under the rider from

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your policy account value each month until the insured under the base policy reaches age 100 while the rider is in effect, but not when rider benefits are being paid. The amount at risk for this rider is the long-term care specified amount minus your policy account value, but not less than zero. The current monthly charges for this rider are lower than the maximum monthly charges.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

..   premium payments received after the policy's investment start date
    (discussed below)

..   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

..   withdrawals

..   tax withholding elections

..   face amount decreases that result from a withdrawal

..   changes of allocation percentages for premium payments or monthly deductions

..   surrenders

..   changes of owner

..   changes of beneficiary

..   transfers from a variable investment option to the guaranteed interest option

..   loans

..   transfers among variable investment options

..   assignments

..   termination of paid up death benefit guarantee

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

..   changes in face amount

..   election of paid up death benefit guarantee

..   changes in death benefit option

..   changes of insured person

..   restoration of terminated policies

..   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

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..   If you submit the full minimum initial premium to your financial professional at the time you sign the application and before the policy is issued, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

..   If we do not receive your full minimum initial premium at our
    Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and
(2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only
(1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

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Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, any no lapse guarantee and Long Term Care Services/SM/ Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See "Other information" under "Tax information" earlier in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Legacy(R) in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Legacy(R) policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy(R) policy.

FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy's account value or any guaranteed benefits with which the policy was issued. AXA Equitable is solely responsible to the policy owner for the policy's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if:
(1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of

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market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through axa.com or us.axa.com for those outside the U.S. if you are the individual owner:


..   changes of premium allocation percentages

..   changes of address

..   request forms and statements

..   to request a policy loan (loan requests cannot be made online by corporate policy owners)

..   enroll for electronic delivery and view statements/documents online

..   to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to enroll through axa.com or us.axa.com for those outside the U.S., or use ACH payments via AXA Equitable's Interactive Voice Response system, you must first agree to the terms and conditions set forth in our axa.com or us.axa.com for those outside the U.S., Online Services Agreement or our AXA Equitable's Interactive Voice Response system Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Voice Response system from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Voice Response system if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

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We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or
(c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

..   combine two or more variable investment options or withdraw assets relating to Incentive Life Legacy(R) from one investment option and put them into another;

..   end the registration of, or re-register, Separate Account FP under the
    Investment Company Act of 1940;

..   operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

..   restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect Separate Account FP;

..   operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee.

..   We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy or change the face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

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REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on policies sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Risk/benefit summary: Charges and expenses you will pay" and "More information about certain policy charges" earlier in this Prospectus.

As used below, the "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, as well as the policy's face amount and Distributor, among other factors.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on premium payments made on the policies sold through AXA Advisors ("premium-based compensation"). The premium-based compensation will generally not exceed 99% of premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later. AXA Advisors, in turn, may pay a portion of the premium-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. Your AXA Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on the unloaned account value of the policy sold ("asset-based compensation"). The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of an AXA Equitable policy than it pays for the sale of a policy or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable policies and products sponsored by affiliates.

                     MORE INFORMATION ABOUT OTHER MATTERS

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable policy over a policy or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays premium-based and asset-based compensation (together "compensation") to AXA Distributors. Premium-based compensation is paid based on AXA Equitable policies sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of AXA Distributor's Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6-10 and up to 0.05% in policy years 11 and later may also be paid. AXA Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by AXA Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable policies exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2013) received additional payments. These additional payments ranged from $1,256 to $5,706,371. AXA Equitable and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.


1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.

                     MORE INFORMATION ABOUT OTHER MATTERS

PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect on Separate Account FP, our ability to meet our obligations under the policies, or the distribution of the policies.

                     MORE INFORMATION ABOUT OTHER MATTERS

13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------

The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.

         FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND AXA EQUITABLE

14. Personalized illustrations

--------------------------------------------------------------------------------


ILLUSTRATIONS OF POLICY BENEFITS

PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations can be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts and assumed rates of return (within limits). This type of illustration is called a PERSONALIZED ILLUSTRATION. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Personalized illustrations can reflect the investment management fees and expenses incurred in 2013 (or expected to be incurred in 2014, if such amount is expected to be higher) of the available underlying portfolios in different ways. An ARITHMETIC ILLUSTRATION uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A WEIGHTED ILLUSTRATION computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2013. You may request a weighted illustration that computes the average of investment management fees and expenses of just the EQ Advisors Trust portfolios, just the AXA Allocation portfolios, or all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A FUND SPECIFIC ILLUSTRATION uses only the investment management fees and expenses of a specific underlying portfolio. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. You may also request a personalized illustration of the guaranteed interest option.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25.

                          PERSONALIZED ILLUSTRATIONS

Requesting more information

--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2014, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Ways we pay policy proceeds                                   2

Distribution of the policies                                  2

Underwriting a policy                                         2

Insurance regulation that applies to AXA Equitable            2

Custodian and independent registered public accounting firm   2

Financial Statements                                          2

                                                                      811-04335

Incentive Life Legacy(R) II

An individual flexible premium variable life insurance policy issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.


PROSPECTUS DATED MAY 1, 2014


PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A POLICY. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST, WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

This prospectus describes the Incentive Life Legacy(R) II policy, but itself is not a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements. All optional features and benefits described in the prospectus may not be available at the time you purchase the policy. We reserve the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. To make this prospectus easier to read, we sometimes use different words than the policy. AXA Equitable or your financial professional can provide any further explanation about your policy.

Although this prospectus is primarily designed for potential purchasers of the policy, you may have previously purchased a policy and be receiving this prospectus as a current policy owner. If you are a current policy owner, you should note that the options, features and charges of the policy may have varied over time. For more information about the particular options, features and charges applicable to you, please contact your financial professional and/or refer to your policy.

WHAT IS INCENTIVE LIFE LEGACY(R) II?

Incentive Life Legacy(R) II provides life insurance coverage, plus the opportunity for you to earn a return in our guaranteed interest option and/or one or more of the following variable investment options:


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. All Asset Moderate                             . AXA Moderate Growth Strategy/(2)/
   Growth-Alt 15/(1)/                            . Charter/SM/ Multi-Sector Bond/(3)/
.. All Asset Growth-Alt 20/(1)/                   . Charter/SM/ Small Cap Growth/(3)/
.. All Asset Aggressive-Alt 25/(1)/               . Charter/SM/ Small Cap Value/(3)/
.. American Century VP Mid Cap Value              . EQ/AllianceBernstein Small Cap Growth
.. American Funds Insurance Series(R) Global      . EQ/BlackRock Basic Value Equity
  Small Capitalization Fund/SM(2)/               . EQ/Boston Advisors Equity Income
.. American Funds Insurance Series(R) New World   . EQ/Calvert Socially Responsible
  Fund(R)                                        . EQ/Capital Guardian Research
.. AXA Balanced Strategy/(2)/                     . EQ/Common Stock Index
.. AXA Conservative Growth                        . EQ/Core Bond Index
   Strategy/(2)/                                 . EQ/Equity 500 Index
.. AXA Conservative Strategy/(2)/                 . EQ/Equity Growth PLUS/(4)/
.. AXA 400 Managed Volatility/(3)/                . EQ/GAMCO Mergers and Acquisitions
.. AXA 500 Managed Volatility/(3)/                . EQ/GAMCO Small Company Value
.. AXA 2000 Managed Volatility/(3)/               . EQ/Global Bond PLUS
.. AXA Global Equity Managed Volatility/(3)/      . EQ/Intermediate Government Bond
.. AXA Growth Strategy/(2)/                       . EQ/International Equity Index
.. AXA International Core Managed                 . EQ/Invesco Comstock
  Volatility/(3)/                                . EQ/JPMorgan Value Opportunities
.. AXA International Managed Volatility/(3)/      . EQ/Large Cap Growth Index
.. AXA International Value Managed                . EQ/Large Cap Value Index
  Volatility/(3)/                                . EQ/Lord Abbett Large Cap Core/(4)/
.. AXA Large Cap Core Managed Volatility/(3)/     . EQ/MFS International Growth
.. AXA Large Cap Growth Managed Volatility/(3)/   . EQ/Mid Cap Index
.. AXA Large Cap Value Managed Volatility/(3)/    . EQ/Money Market
.. AXA Mid Cap Value Managed Volatility/(3)/
-------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
-------------------------------------------------------------------------------------------------
.. EQ/Montag & Caldwell Growth                    . Lazard Retirement Emerging Markets Equity
.. EQ/Morgan Stanley Mid Cap Growth               . MFS(R) International Value
.. EQ/PIMCO Ultra Short Bond                      . MFS(R) Investors Growth Stock
.. EQ/Quality Bond Plus                           . MFS(R) Investors Trust
.. EQ/Small Company Index                         . Multimanager Aggressive Equity/(5)/
.. EQ/T. Rowe Price Growth Stock                  . Multimanager Core Bond/(5)/
.. EQ/UBS Growth and Income                       . Multimanager International Equity/(4)/
.. EQ/Wells Fargo Omega Growth                    . Multimanager Large Cap Core Equity/(4)/
.. Fidelity(R) VIP Contrafund(R)                  . Multimanager Large Cap Value/(4)/
.. Fidelity(R) VIP Growth & Income                . Multimanager Mid Cap Growth/(5)/
.. Fidelity(R) VIP Mid Cap                        . Multimanager Mid Cap Value/(5)/
.. Franklin Mutual Shares VIP/(3)/                . Multimanager Technology/(5)/
.. Franklin Rising Dividends VIP/(3)/             . PIMCO CommodityRealReturn(R) Strategy
.. Franklin Small Cap Value VIP/(3)/              . PIMCO Real Return
.. Franklin Strategic Income VIP/(3)/             . PIMCO Total Return
.. Goldman Sachs VIT Mid Cap Value                . T.Rowe Price Equity Income II
.. Invesco V.I. Global Real Estate                . Templeton Developing Markets VIP/(3)/
.. Invesco V.I. International Growth              . Templeton Global Bond VIP/(3)/
.. Invesco V.I. Mid Cap Core Equity               . Templeton Growth VIP/(3)/
.. Invesco V.I. Small Cap Equity                  . Van Eck VIP Global Hard Assets
.. Ivy Funds VIP Energy
.. Ivy Funds VIP High Income
.. Ivy Funds VIP Mid Cap Growth
.. Ivy Funds VIP Science and Technology
.. Ivy Funds VIP Small Cap Growth
-------------------------------------------------------------------------------------------------

(1)Also referred to as an "All Asset" variable investment option in this prospectus.

(2)Also referred to as an "AXA Strategic Allocation investment option" in this prospectus.
(3)This is the variable investment option's new name, effective on or about June 13, 2014, subject to regulatory approval. Please see "About the Portfolios of the Trusts" later in this prospectus for the variable investment option's former name.
(4)Please see "About the Portfolios of the Trusts" later in this prospectus regarding the planned merger of the Portfolio in which this variable investment option invests, subject to regulatory approval.
(5)The variable investment option in which this Portfolio invests will be reorganized as a Portfolio of EQ Advisors Trust ("Trust") on or about June 13, 2014, subject to regulatory and shareholder approval. Please see "About the Portfolios of the Trusts" later in this prospectus for more information.


Amounts that you allocate under your policy to any of the variable investment options are invested in a corresponding "Portfolio" that is part of one of the trusts (the "Trusts"), which are mutual funds. Please see "About the Portfolios of the Trusts" for more information on the Portfolios and the Trusts. Your investment results in a variable investment option will depend on those of the related Portfolio. Any

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                               #612205/AA & ADL
                                                                 (N 44 AR only)
gains will generally be tax deferred and the life insurance benefits we pay if the policy's insured person dies will generally be income tax free. For more tax information, please see "Tax information" later in this prospectus. In this section you will also find additional information about possible estate tax consequences associated with death benefits under "Estate, gift, and generation-skipping taxes."

OTHER CHOICES YOU HAVE. You have considerable flexibility to tailor the policy to meet your needs. For example, subject to our rules, you can (1) choose when and how much you contribute (as "premiums") to your policy, (2) pay certain premium amounts to guarantee that your insurance coverage will continue for at least a certain number of policy years, regardless of investment performance,
(3) borrow or withdraw amounts you have accumulated, (4) choose between two life insurance death benefit options, (5) increase or decrease the amount of insurance coverage, (6) elect to receive an insurance benefit if the insured person becomes terminally ill, and (7) obtain certain optional benefits that we offer by "riders" to your policy.

OTHER AXA EQUITABLE POLICIES. We offer a variety of fixed and variable life insurance policies which offer policy features, including investment options, that are different from those offered by this prospectus. Not every policy or feature is offered through your financial professional. Replacing existing insurance with Incentive Life Legacy(R) II or another policy may not be to your advantage. You can contact us to find out more about any other AXA Equitable insurance policy.

Contents of this Prospectus

--------------------------------------------------------------------------------


   --------------------------------------------------------------------------
   1.RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU
     WILL PAY                                                              6
   --------------------------------------------------------------------------
   Tables of policy charges                                                6
   How we allocate charges among your investment options                   8
   Changes in charges                                                      8


   --------------------------------------------------------------------------
   2.RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND
     RISKS                                                                 9
   --------------------------------------------------------------------------
   How you can pay for and contribute to your policy                       9
   The minimum amount of premiums you must pay                            10
   You can guarantee that your policy will not terminate before a
     certain date                                                         10
   You can elect a "paid up" death benefit guarantee                      11
   You can receive an accelerated death benefit under the Long-
     Term Care Services Rider                                             11
   Investment options within your policy                                  11
   About your life insurance benefit                                      12
   Alternative higher death benefit in certain cases                      13
   You can increase or decrease your insurance coverage                   14
   Accessing your money                                                   15
   Risks of investing in a policy                                         15
   How the Incentive Life Legacy(R) II variable life insurance policy is
     available                                                            15


   --------------------------------------------------------------------------
   3. WHO IS AXA EQUITABLE?                                               16
   --------------------------------------------------------------------------
   How to reach us                                                        17
   About our Separate Account FP                                          17
   Your voting privileges                                                 18
   About the Trusts                                                       18


   --------------------------------------------------------------------------
   4. ABOUT THE PORTFOLIOS OF THE TRUSTS                                  19
   --------------------------------------------------------------------------
   Portfolios of the Trust                                                20


   --------------------------------------------------------------------------
   5. DETERMINING YOUR POLICY'S VALUE                                     29
   --------------------------------------------------------------------------
   Your policy account value                                              29


-------------
"We," "our," and "us" refer to AXA Equitable. "Financial professional" means the registered representative of either AXA Advisors or an unaffiliated broker dealer which has entered into a selling agreement with AXA Distributors who is offering you this policy.
When we address the reader of this prospectus with words such as "you" and "your," we mean the person or persons having the right or responsibility that the prospectus is discussing at that point. This usually is the policy's owner. If a policy has more than one owner, all owners must join in the exercise of any rights an owner has under the policy, and the word "owner" therefore refers to all owners.
When we use the word "state," we also mean any other local jurisdiction whose laws or regulations affect a policy.
This prospectus does not offer Incentive Life Legacy(R) II anywhere such offers are not lawful. AXA Equitable does not authorize any information or representation about the offering other than that contained or incorporated in this prospectus, in any current supplements thereto, or in any related sales materials authorized by AXA Equitable.

                          CONTENTS OF THIS PROSPECTUS

    -----------------------------------------------------------------------
    6.TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT
      OPTIONS                                                           30
    -----------------------------------------------------------------------
    Transfers you can make                                              30
    How to make transfers                                               30
    Our automatic transfer service                                      30
    Our asset rebalancing service                                       31


    -----------------------------------------------------------------------
    7.ACCESSING YOUR MONEY                                              32
    -----------------------------------------------------------------------
    Borrowing from your policy                                          32
    Loan extension (for guideline premium test policies only)           33
    Making withdrawals from your policy                                 34
    Surrendering your policy for its net cash surrender value           34
    Your option to receive a terminal illness living benefit            34


    -----------------------------------------------------------------------
    8.TAX INFORMATION                                                   36
    -----------------------------------------------------------------------
    Basic income tax treatment for you and your beneficiary             36
    Tax treatment of distributions to you (loans, partial withdrawals, and full surrender; impact of certain policy changes and
      transactions)                                                     36
    Tax treatment of living benefits rider or Long-Term Care
      Services/SM/ Rider under a policy with the applicable rider       37
    Business and employer owned policies                                38
    Requirement that we diversify investments                           39
    Estate, gift, and generation-skipping taxes                         39
    Pension and profit-sharing plans                                    39
    Split-dollar and other employee benefit programs                    39
    ERISA                                                               39
    Our taxes                                                           40
    When we withhold taxes from distributions                           40
    Possibility of future tax changes and other tax information         40


    -----------------------------------------------------------------------
    9.MORE INFORMATION ABOUT POLICY FEATURES AND
      BENEFITS                                                          42
    -----------------------------------------------------------------------
    Guarantee premium test for no lapse guarantees                      42
    Paid up death benefit guarantee                                     42
    Other benefits you can add by rider                                 43
    Variations among Incentive Life Legacy(R) II policies               48
    Your options for receiving policy proceeds                          48
    Your right to cancel within a certain number of days                49


    -----------------------------------------------------------------------
    10.MORE INFORMATION ABOUT CERTAIN POLICY CHARGES                    50
    -----------------------------------------------------------------------
    Deducting policy charges                                            50
    Charges that the Trusts deduct                                      53


    -----------------------------------------------------------------------
    11.MORE INFORMATION ABOUT PROCEDURES THAT APPLY TO
       YOUR POLICY                                                      54
    -----------------------------------------------------------------------
    Dates and prices at which policy events occur                       54
    Policy issuance                                                     55
    Ways to make premium and loan payments                              55
    Assigning your policy                                               55
    You can change your policy's insured person                         56


     Requirements for surrender requests                                56
     Gender-neutral policies                                            56
     Future policy exchanges                                            56


     ----------------------------------------------------------------------
     12.MORE INFORMATION ABOUT OTHER MATTERS                            57
     ----------------------------------------------------------------------
     About our general account                                          57
     Transfers of your policy account value                             57
     Telephone and Internet requests                                    58
     Suicide and certain misstatements                                  59
     When we pay policy proceeds                                        59
     Changes we can make                                                59
     Reports we will send you                                           59
     Distribution of the policies                                       60
     Legal proceedings                                                  62


     ----------------------------------------------------------------------
     13.FINANCIAL STATEMENTS OF SEPARATE ACCOUNT FP AND AXA EQUITABLE   63
     ----------------------------------------------------------------------


     ----------------------------------------------------------------------
     14.PERSONALIZED ILLUSTRATIONS                                      64
     ----------------------------------------------------------------------
     Illustrations of policy benefits                                   64


     ----------------------------------------------------------------------
     APPENDICES
     ----------------------------------------------------------------------

       I  --  Hypothetical illustrations                                I-1
      II  --  Policy variations                                        II-1
     III      State policy availability and/or variations of certain
                features and benefits                                 III-1
      IV  --  Calculating the alternate death benefit                  IV-1


     ----------------------------------------------------------------------
     REQUESTING MORE INFORMATION
       Statement of Additional Information
       Table of contents
     ----------------------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

An index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                                         PAGE

                   account value                           29
                   actual premium fund value               42
                   Administrative Office                   17
                   age; age at issue                       55
                   Allocation Date                         11
                   alternative death benefit                9
                   amount at risk                          51
                   anniversary                              9
                   assign; assignment                  51, 50
                   automatic transfer service              30
                   AXA Equitable                           16
                   AXA Equitable Access Account            49
                   AXA Financial, Inc.                     16
                   basis                                   37
                   beneficiary                             48
                   business day                            54
                   cash surrender value                    34
                   Code                                    36
                   collateral                              32
                   commencement of insurance coverage      55
                   cost of insurance charge                51
                   cost of insurance rates                 51
                   day                                     54
                   default                                 10
                   disruptive transfer activity        30, 57
                   dollar cost averaging service           30
                   extended no lapse guarantee             10
                   face amount                             12
                   grace period                            10
                   guaranteed interest option              12
                   guarantee premium test                  42
                   Guaranteed Interest Account             12
                   Incentive Life Legacy(R) II              1
                   initial premium                         55
                   insured person                          56
                   Internet                                17
                   investment funds                        12
                   investment option                        1
                   investment start date                   55
                   issue date                              55
                   lapse                                   10
                   loan extension                          33
                   loan, loan interest                     30


                                                          PAGE

                 Long-Term Care Services/SM/ Rider      11, 53
                 market timing                              57
                 modified endowment contract                36
                 Money Market Lock-in Period                11
                 month, year                                51
                 monthly deduction                           8
                 mortality and expense risk charge          52
                 net cash surrender value                   34
                 no lapse guarantee premium fund value      42
                 no lapse guarantee                         10
                 Option A, B                                12
                 our                                         3
                 owner                                       3
                 paid up                                    36
                 paid up death benefit guarantee            11
                 partial withdrawal                         34
                 payments                                   54
                 planned periodic premium                    9
                 policy                                      1
                 Portfolio                                   1
                 premium payments                            9
                 prospectus                                  1
                 rebalancing                                31
                 receive                                    51
                 register date                              55
                 restore, restoration                   10, 34
                 riders                                      2
                 SEC                                         1
                 Separate Account FP                        17
                 state                                       3
                 subaccount                                 17
                 surrender                                  34
                 surrender charge                            6
                 target premium                         50, 60
                 transfers                                  30
                 Trusts                                      1
                 units                                      29
                 unit values                                17
                 us                                          3
                 variable investment option                  1
                 we                                          3
                 withdrawal                                 34
                 you, your                                   3

                       AN INDEX OF KEY WORDS AND PHRASES

1. Risk/benefit summary: Charges and expenses you will pay

--------------------------------------------------------------------------------

TABLES OF POLICY CHARGES

For more information about some of these charges, see "Deducting policy charges" under "More information about certain policy charges" later in this prospectus. The illustrations of Policy Benefits that your financial professional will provide will show the impact of the actual current and guaranteed maximum rates, if applicable, of the following policy charges, based on various assumptions (except for the loan interest spread, where we use current rates in all cases).

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table shows the charges that we deduct under the terms of your policy when you buy and each time you contribute to your policy, surrender the policy, reduce the face amount or transfer policy account value among investment options. All charges are shown on a guaranteed maximum basis. See "Deducting policy charges" under "More information about certain policy charges."

--------------------------------------------------------------------------------------------------------------------
 TRANSACTION FEES
--------------------------------------------------------------------------------------------------------------------
 CHARGE                        WHEN CHARGE IS DEDUCTED         AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------------------------
PREMIUM CHARGE/(1)/            From each premium               9%, if the extended no lapse guarantee rider is in
                                                               effect.

                                                                                       -or-

                                                               8%, if the extended no lapse guarantee rider is not
                                                               in effect.

SURRENDER (TURNING IN) OF      Upon surrender                  Initial surrender charge per $1,000 of initial base
YOUR POLICY DURING ITS FIRST                                   policy face amount or per $1,000 of requested base
15 YEARS OR THE FIRST 15                                       policy face amount increase:/(3)/
YEARS AFTER YOU HAVE
REQUESTED AN INCREASE IN YOUR                                  Highest: $47.92
POLICY'S FACE AMOUNT/(2)/                                      Lowest: $10.38
                                                               Representative: $17.32/(4)/

REQUEST A DECREASE IN YOUR     Effective date of the decrease  A pro rata portion of the charge that would apply to
POLICY'S FACE AMOUNT                                           a full surrender at the time of the decrease.

TRANSFERS AMONG INVESTMENT     Upon transfer                   $25 per transfer./(5)/
OPTIONS

ADDING THE TERMINAL ILLNESS    At the time of the transaction  $100 (if elected after policy issue)
LIVING BENEFIT RIDER

EXERCISE OF OPTION TO RECEIVE  At the time of the transaction  $250
THE TERMINAL ILLNESS LIVING
BENEFIT

SPECIAL SERVICES CHARGES

..   Wire transfer charge/(6)/  At the time of the transaction  Current and Maximum Charge: $90

..   Express mail charge/(6)/   At the time of the transaction  Current and Maximum Charge: $35

..   Policy illustration        At the time of the transaction  Current and Maximum Charge: $25 charge/(7)/

..   Duplicate policy           At the time of the transaction  Current and Maximum Charge: $35 charge/(7)/

..   Policy history             At the time of the transaction  Current and Maximum Charge: $50 charge/(7)(8)/

..   Charge for returned        At the time of the transaction  Current and Maximum Charge: $25 payments/(7)/
--------------------------------------------------------------------------------------------------------------------

This table shows the fees and expenses that you will pay periodically during the time that you own the Policy, not including underlying Trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------
 PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
 CHARGE                             WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/(9)(10)/          Monthly           Charge per $1,000 of the amount for which we
                                                             are at risk:/(11)/
                                                             Highest: $83.34
                                                             Lowest: $0.02
                                                             Representative: $0.10/(12)/
------------------------------------------------------------------------------------------------------------

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

------------------------------------------------------------------------------------------------------------
 PERIODIC CHARGES OTHER THAN UNDERLYING TRUST PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------
 CHARGE                             WHEN CHARGE IS DEDUCTED  AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------------------
MORTALITY AND EXPENSE RISK CHARGE          Monthly           0.85% (annual rate) of your value in our
                                                             variable investment options

ADMINISTRATIVE CHARGE/(9)/                   Monthly  (1) Policy Year             Amount Deducted
                                                      1                           $20
                                                      2+                          $15

                                                                   -plus-

                                                      (2) Charge per $1,000 of the initial base policy face
                                                      amount and any requested base policy face
                                                      amount increase that exceeds the highest previous
                                                      face amount:

                                                      Highest: $0.35
                                                      Lowest: $0.03
                                                      Representative: $0.04/(4)/

LOAN INTEREST      On each policy anniversary (or    1% of loan amount.
SPREAD/(13)/       on loan termination, if earlier)

OPTIONAL RIDER     While the rider is in effect
CHARGES

CHILDREN'S TERM    Monthly                           Charge per $1,000 of rider benefit amount:
INSURANCE                                            $0.50

DISABILITY         Monthly                           Percentage of all other monthly charges:
DEDUCTION WAIVER
                                                     Highest: 132%
                                                     Lowest: 7%
                                                     Representative: 12%/(12)/

OPTION TO          Monthly                           Charge per $1,000 of rider benefit amount:
PURCHASE
ADDITIONAL                                           Highest: $0.17
INSURANCE                                            Lowest: $0.04
                                                     Representative: $0.16/(14)/

EXTENDED NO LAPSE  Monthly                           (1) Charge per $1,000 of the initial base policy face
GUARANTEE                                            amount, and per $1,000 of any requested base policy
                                                     face amount increase that exceeds the highest pre-
                                                     vious face amount:

                                                     Highest: $0.05
                                                     Lowest: $0.01
                                                     Representative: $0.02/(4)/

                                                                            -plus-

                                                     (2) Percentage of Separate Account Fund Value
                                                     charge: 0.15% (annual rate) of your value in our
                                                     variable investment options.

LONG-TERM CARE     Monthly                           Charge per $1,000 of the amount for which we are
SERVICES/SM/                                         at risk:/(15)/
RIDER/(9)/
                                                     With the optional Nonforfeiture Benefit:
                                                        Highest: $2.94
                                                        Lowest: $0.25
                                                        Representative: $0.53/(14)/

                                                     Without the optional Nonforfeiture Benefit:
                                                        Highest: $2.67
                                                        Lowest: $0.22
                                                        Representative: $0.49/(14)/
-----------------------------------------------------------------------------------------------------------

(1)Currently, we deduct 8% of each premium payment up to six "target premiums" and then 3% of each premium payment after an amount equal to six "target premiums" has been paid. The "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, among other factors. If you elect the extended no lapse guarantee rider, an additional 1% of each premium payment will be deducted while the rider is in effect.

(2)The surrender charge attributable to an increase in your policy's face amount is in addition to any remaining surrender charge attributable to the policy's initial face amount.

(3)The initial amount of surrender charge depends on each policy's specific characteristics.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

(4)This representative amount is the rate we guarantee for a representative insured male age 35 at issue or at the time of a requested face amount increase, in the preferred elite non-tobacco user risk class for a face amount of $250,000 or more. This charge varies based on the individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(5)No charge, however, will ever apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automatic transfer service or asset rebalancing service as discussed later in this prospectus.

(6)Unless you specify otherwise, this charge will be deducted from the amount you request.

(7)The charge for this service must be paid using funds outside of your policy. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.

(8)The charge for this service may be less depending on the policy history you request. Please see "Deducting policy charges" under "More information about certain policy charges" for more information.

(9)Not applicable after the insured person reaches age 121.

(10)Insured persons who present particular health, occupational or vocational risks may be charged other additional charges as specified in their policies.

(11)Our amount "at risk" under your policy is the difference between the amount of death benefit and the policy account value as of the deduction date.

(12)This representative amount is the rate we guarantee in the first policy year for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(13)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The rate is the greater of (a) 3% or (b) the "Monthly Average Corporate" yield published by Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit, which will not exceed 1%. For more information on the maximum rate see "Borrowing from your policy-Loan interest we charge" in "Accessing your money" later in this prospectus.

(14)This representative amount is the rate we guarantee for a representative insured male age 35 at issue in the preferred elite non-tobacco user risk class. This charge varies based on the individual characteristics of the insured and, for the Long-Term Care Services /SM/ Rider on the benefit percentage you choose and may not be representative of the charge that you will pay. Your financial professional can provide you with more information about these charges as they relate to the insured's particular characteristics.

(15)Our amount "at risk" for this rider depends on the death benefit option selected under the policy. See "More information about policy features and benefits -- Long-Term Care Services/SM/ Rider" later in this prospectus.

You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the Policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for that Portfolio.


-------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 (expenses that are deducted from Portfolio  Lowest Highest
assets including management fees, 12b-1 fees, service fees, and/or other expenses)/(1)/        0.62%  7.45%
-------------------------------------------------------------------------------------------------------------



(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2013, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2015 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2015. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



-----------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2013 after the effect of Expense Limitation Arrangements/(/*/)/  Lowest Highest
                                                                                                               0.62%  1.66%
-----------------------------------------------------------------------------------------------------------------------------



   (*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index. The "Highest" represents the total annual operating expenses of the Charter/SM/ Small Cap Growth Portfolio.


HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

In your application for a policy, you tell us from which investment options you want us to take the policy's monthly deductions as they fall due. You can change these instructions at any time. If we cannot deduct the charge as your most current instructions direct, we will allocate the deduction among your investment options proportionately to your value in each. If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, we will allocate the deduction among the investment options proportionately to your value in each.

CHANGES IN CHARGES

We reserve the right in the future to (1) make a charge for certain taxes or reserves set aside for taxes (see "Our taxes" under "Tax information" later in this prospectus) that might be imposed on us; (2) make a charge for the operating expenses of our variable investment options (including, without limitation, SEC registration fees and related legal counsel fees and auditing fees); or (3) change our other current policy charges (in no event will they exceed the maximum charges guaranteed in your policy).

Any changes that we make in our current charges or charge rates will be on a basis that is equitable to all policy owners of a given class, and will be determined based on reasonable assumptions as to expenses, mortality, policy and contract claims, taxes, investment income and lapses. Any changes in charges may apply to then in force policies, as well as to new policies. You will be notified in writing of any changes in charges under your policy.

            RISK/BENEFIT SUMMARY: CHARGES AND EXPENSES YOU WILL PAY

2. Risk/benefit summary: Policy features, benefits and risks

--------------------------------------------------------------------------------

Incentive Life Legacy(R) II is a variable life insurance policy that provides you with flexible premium payment plans and benefits to meet your specific needs. The basic terms of the policy require you to make certain payments in return for life insurance coverage. The payments you can make and the coverage you can receive under this "base policy" are described below.

Riders to your base policy can increase the benefits you receive and affect the amounts you pay in certain circumstances. Available riders are listed in "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus.


In addition, depending on when you purchased your policy, certain variations may apply to your policy which differ from the information contained in this section. Please see "Appendix II: Policy variations" later in this Prospectus for more information.


HOW YOU CAN PAY FOR AND CONTRIBUTE TO YOUR POLICY

PREMIUM PAYMENTS. We call the amounts you contribute to your policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your policy and the insured person. Each subsequent premium payment must be at least $50, although we can increase this minimum if we give you advance notice. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

SECTION 1035 EXCHANGES OF POLICIES WITH OUTSTANDING LOANS. If we approve, you may purchase an Incentive Life Legacy(R) II policy through an assignment and exchange of another life insurance policy with a cash surrender value pursuant to a valid Internal Revenue Code Section 1035 exchange. If such other policy is subject to a policy loan, we may permit you to carry over all or a portion of such loan to the Incentive Life Legacy(R) II policy, subject to our administrative rules then in effect. In this case, we will treat any cash paid, plus any loaned amount carried over to the Incentive Life Legacy(R) II policy, as premium received in consideration of our issuing the policy. If we allow you to carry over all or a portion of any such outstanding loan, then we will hold amounts securing such loan in the same manner as the collateral for any other policy loan, and your policy also will be subject to all our other rules regarding loans (see "Borrowing from your policy" later in this prospectus).

--------------------------------------------------------------------------------
YOU CAN GENERALLY PAY PREMIUMS AT SUCH TIMES AND IN SUCH AMOUNTS AS YOU LIKE BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 121ST BIRTHDAY, SO LONG AS YOU DON'T EXCEED CERTAIN LIMITS DETERMINED BY THE FEDERAL INCOME TAX LAWS APPLICABLE TO LIFE INSURANCE.
--------------------------------------------------------------------------------

YOUR CHOICE OF A LIFE INSURANCE QUALIFICATION TEST AND LIMITS ON PREMIUM PAYMENTS. A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. In your application, you may choose either the guideline premium/cash value corridor test ("guideline premium test") or the cash value accumulation test. If you do not choose a life insurance qualification test, your policy will be issued using the guideline premium test. Once your policy is issued, the qualification method cannot be changed.

The qualification method you choose will depend upon your objective in purchasing the policy. Generally, under the cash value accumulation test, you have the flexibility to pay more premiums in the earlier years than under the guideline premium test for the same face amount and still qualify as life insurance for federal income tax purposes. Under the guideline premium test, the federal tax law definition of "life insurance" limits your ability to pay certain high levels of premiums (relative to your policy's insurance coverage) but increases those limits over time. We will return any premium payments that exceed these limits.

You should note, however, that the alternative death benefit under the cash value accumulation test may be higher in earlier policy years than under the guideline premium test, which will result in higher charges. Under either test, if at any time your policy account value (as defined under "Determining your policy's value," later in the prospectus) is high enough that the alternative higher death benefit would apply, we reserve the right to limit the amount of any premiums that you pay, unless the insured person provides us with evidence of insurability satisfactory to us.

Regardless of which life insurance qualification test you choose, if your premium payments exceed certain other amounts specified under the Code, your policy will become a "modified endowment contract," which may subject you to additional taxes and penalties on any distributions from your policy. See "Tax information" later in this prospectus. We may return any premium payments that would cause your policy to become a modified endowment contract if we have not received a satisfactory modified endowment contract acknowledgment from you.

You can ask your financial professional to provide you with an illustration of Policy Benefits that shows you the amount of premiums you can pay, based on various assumptions, without exceeding applicable tax law limits. In particular, you may wish to ask for an illustration under both the guideline premium test and the cash value accumulation test to see the possible impact of making future changes to your policy under various investment return assumptions. The tax law limits can change as a result of certain changes you make to your policy. For example, a reduction in the face amount of your policy may reduce the amount of premiums that you can pay and may impact whether your policy is a modified endowment contract.

You should discuss your choice of life insurance qualification test and possible limitations on policy premiums with your financial professional and tax advisor before purchasing the policy.

PLANNED PERIODIC PREMIUMS. Page 3 of your policy will specify a "planned periodic premium." This is the amount that you request us to bill you. However, payment of these or any other specific amounts of premiums is not mandatory. You need to pay only the amount of premiums (if any) necessary to keep your policy from lapsing and terminating as discussed below.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

THE MINIMUM AMOUNT OF PREMIUMS YOU MUST PAY

POLICY "LAPSE" AND TERMINATION. Your policy will lapse (also referred to in your policy as "default") if your "net policy account value" is not enough to pay your policy's monthly charges when due unless:

..   you have paid sufficient premiums to maintain one of our available guarantees against termination, the guarantee is still in effect and any outstanding loan and accrued loan interest does not exceed the policy account value (see "You can guarantee that your policy will not terminate before a certain date" below);

..   you are receiving monthly benefit payments under the Long-Term Care
    Services/SM/ Rider (see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus);

..   you have elected the paid up death benefit guarantee and it remains in effect and any outstanding policy loan and accrued loan interest does not exceed the policy account value (see "You can elect a "paid up" death benefit guarantee" below); or

..   your policy has an outstanding loan that would qualify for "loan extension."

("Policy account value" and "net policy account value" are explained under "Determining your policy's value" later in this prospectus.)


We will mail a notice to you at your last known address if your policy lapses. You will have a 61-day grace period to pay at least an amount prescribed in your policy which would be enough to keep your policy in force for approximately three months (without regard to investment performance). You may not make any transfers or request any other policy changes during a grace period. If we receive the requested amount before the end of the grace period, it will be treated as a loan repayment to the extent it is less than or equal to any outstanding policy loan and accrued loan interest. The remainder of the payment, if any, will be treated as a premium payment. If the guaranteed interest option limitation is in effect, we may limit you from allocating a portion of your payment to the guaranteed interest option as described elsewhere in this prospectus. Any such portion of the payment will be allocated to the variable investment options in proportion to any payment amounts for the variable investment options that you have specified with that payment. Otherwise, the remainder will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any payment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any such portion of the payment will be refunded to you except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option. If we do not receive your payment by the end of the grace period, your policy (and all riders to the policy) will terminate without value and all coverage under your policy will cease. We will mail an additional notice to you if your policy terminates. Please see "Appendix II: Policy variations" later in this prospectus for more information.


If the insured person dies during a grace period, we will pay the death benefit, less any overdue charges (but not more than the amount to maintain one of the available guarantees against termination), policy loans or liens and accrued loan or lien interest, to the beneficiary you have named.

--------------------------------------------------------------------------------
YOUR POLICY WILL TERMINATE IF YOU DON'T PAY ENOUGH PREMIUMS (I) TO PAY THE CHARGES WE DEDUCT, OR (II) TO MAINTAIN ONE OF THE NO LAPSE GUARANTEES THAT CAN KEEP YOUR POLICY FROM TERMINATING. HOWEVER, WE WILL FIRST SEND YOU A NOTICE AND GIVE YOU THE OPPORTUNITY TO PAY ANY SHORTFALL.
--------------------------------------------------------------------------------

You may owe taxes if your policy terminates while you have a loan outstanding, even though you receive no additional money from your policy at that time. See "Tax information," later in this prospectus.

RESTORING A TERMINATED POLICY. To have your policy "restored" (put back in force), you must apply within three years after the date of termination. In some states, you may have a longer period of time. You must also (i) present evidence of insurability satisfactory to us and (ii) pay at least the amount of premium that we require. The amount of payment will be an amount sufficient to cover total monthly deductions for 3 months, calculated from the effective date of restoration, and the premium charge. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your policy account. Your policy contains additional information about the minimum amount of this premium and about the values and terms of the policy after it is restored and the effective date of such restoration. You may only restore your policy if it has terminated without value. You may not restore a policy that was given up for its net cash surrender value. Any no lapse guarantee will not be restored after the policy terminates.

YOU CAN GUARANTEE THAT YOUR POLICY WILL NOT TERMINATE BEFORE A CERTAIN DATE

NO LAPSE GUARANTEE. You can generally guarantee that your policy will not terminate for a number of years (the "guarantee period") by paying at least certain specified amounts of premiums (the "guarantee premiums"). We call this our "No Lapse Guarantee." The length of your policy's guarantee period will range from 5 to 10 years, depending on the insured's age when we issue the policy. Both the guarantee period and guarantee premiums will be set forth on Page 3 of your policy. We make no extra charge for this guarantee.

During the guarantee period, however, the No Lapse Guarantee applies only if:

..   You have satisfied the "guarantee premium test" (discussed in "Guarantee premium test for no lapse guarantees" under "More information about policy benefits" later in this prospectus); and

..   Any policy loan and accrued and unpaid loan interest is less than the policy account value.

The No Lapse Guarantee will not apply if you fail to meet the guarantee premium test. This feature will automatically terminate if the guarantee period expires.

EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be added at issue to the policy that provides a longer guarantee period than described above with a higher premium requirement, provided you elect death benefit Option A. The length of your policy's guarantee period will range from 20 to 40 years, depending on the insured's age when we issue the policy.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

The monthly cost of this rider and the required premium vary by the individual characteristics of the insured and the face amount of the policy. A change in the face amount of the policy, however, may affect the cost of this rider. You can terminate this rider at any time but it cannot be reinstated once terminated. For more information about this rider, see "Optional benefits you can add by rider" under "More information about policy features and benefits."

--------------------------------------------------------------------------------
IF YOU PAY AT LEAST CERTAIN PRESCRIBED AMOUNTS OF PREMIUMS AND ANY OUTSTANDING POLICY LOAN AND ACCRUED LOAN INTEREST DO NOT EXCEED THE POLICY ACCOUNT VALUE, YOUR POLICY WILL NOT LAPSE FOR A NUMBER OF YEARS, EVEN IF THE VALUE IN YOUR POLICY BECOMES INSUFFICIENT TO PAY THE MONTHLY CHARGES. FOR THE EXTENDED NO LAPSE GUARANTEE RIDER, YOUR DEATH BENEFIT MUST ALWAYS HAVE BEEN OPTION A. THE
NO LAPSE GUARANTEE IS NOT IMPACTED BY YOUR CHOICE OF DEATH BENEFIT OPTION.
--------------------------------------------------------------------------------

YOU CAN ELECT A "PAID UP" DEATH BENEFIT GUARANTEE


Provided certain requirements are met and subject to our approval, you may elect to take advantage of our "paid up" death benefit guarantee (certain policies may refer to this as the "paid up" no lapse guarantee) at any time after the fourth year of your policy if the insured's attained age is 120 or less provided certain requirements are met. If you elect the paid up death benefit guarantee, we may reduce your base policy's face amount. Thereafter, your policy will not lapse so long as the paid up death benefit guarantee remains in effect. Also, if you elect the paid up death benefit guarantee, you will be required to reallocate your existing policy account value to a limited number of variable investment options that we make available at our discretion. The guaranteed interest option will also be available; however, we will limit the amount that may be allocated to the guaranteed interest option at any time. If the policy guaranteed interest option limitation is in effect at the time you elect the "paid up" death benefit guarantee, it will no longer apply while the paid up death benefit guarantee remains in effect. The limitation amounts applicable under the "paid up" death benefit guarantee may permit you to allocate different amounts into the guaranteed interest option. Our paid up death benefit guarantee is not available if you received a living benefit on account of terminal illness at any time. Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider prior to continuing coverage under any Nonforfeiture Benefit. Also, election of a paid up death benefit guarantee will terminate any Long-Term Care Services/SM/ Rider subject to any Nonforfeiture Benefit, if elected. Please also see Appendix II later in this prospectus for policy and/or rider variations.


The guarantee will also terminate if (i) at any time following the election, the sum of any outstanding policy loan and accrued interest exceeds your policy account value, or (ii) you request that we terminate the election. For more information about the circumstances under which you can elect the paid up death benefit guarantee, the possible reduction in face amount after this guarantee is elected (including the possible imposition of surrender charges upon such reduction), restrictions on allocating your policy account value and other effects of this guarantee on your policy, see "Paid up death benefit guarantee" under "More information about policy features and benefits" later in this prospectus.

YOU CAN RECEIVE AN ACCELERATED DEATH BENEFIT UNDER THE LONG-TERM CARE SERVICES/SM/ RIDER

In states where approved, an optional rider may be added to your policy at issue that provides an acceleration of the policy's death benefit in the form of monthly payments if the insured becomes chronically ill and is receiving qualifying long-term care services in accordance with a plan of care. This is our Long-Term Care Services/SM/ Rider. The long-term care specified amount at issue must be at least $100,000. The monthly rate for this rider varies based on the individual characteristics of the insured and the benefit percentage you select and whether you select the rider with or without the optional Nonforfeiture Benefit. You can terminate this rider after your first policy year. For more information about this rider, see "Other benefits you can add by rider" under "More information about policy features and benefits" later in this prospectus. Please also see Appendix II later in this prospectus for rider variations.

INVESTMENT OPTIONS WITHIN YOUR POLICY

Except as set forth in the next paragraph, we will initially put all unloaned amounts which you have allocated to variable investment options into such options on the later of the business day that we receive the full minimum initial premium at our Administrative Office or the register date of your policy (the "Investment Start Date"). Before this date, your initial premium will be held in a non-interest bearing account. See "Policy issuance" in "More information about procedures that apply to your policy" later in this prospectus.

In those states that require us to return your premium without adjustment for investment performance within a certain number of days (see"Your right to cancel within a certain number of days," later in this prospectus), we will initially put all amounts which you have allocated to the variable investment options into our EQ/Money Market investment option as of the later of the Investment Start Date and the issue date for 20 calendar days (the "Money Market Lock-in Period"). However, if we have not received all necessary requirements for your policy as of the Issue Date, the Money Market Lock-In Period will begin on the date we receive all necessary requirements to put the policy in force at our Administrative Office. On the first business day following the Money Market Lock-in Period, we will reallocate that investment in accordance with your premium allocation instructions then in effect. For policies issued in these states, the "Allocation Date" is the first business day following the Money Market Lock-in Period. For all other policies, the Allocation Date is the Investment Start Date, and there is no automatic initial allocation to the EQ/Money Market investment option.

You give such allocation instructions in your application to purchase a policy. You can change the premium allocation percentages at any time, but this will not affect any prior allocations. The allocation percentages that you specify must always be in whole numbers and total exactly 100%.


However, if the policy guaranteed interest option limitation is in effect, we will limit you from allocating more than a specified percentage of any premium payment to the guaranteed interest option. Any portion of the premium payment in excess of the limitation amount will be allocated to the variable investment options in proportion to any premium payment amounts for the variable investment options that you have specified with that premium payment. Otherwise, the

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS excess will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any premium payment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any portion of the premium payment in excess of the limitation amount will be refunded to you (except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option). The specified percentage limitation on premium payments allocated to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see "Appendix II: Policy variations" later in this prospectus for more information.


The policy is between you and AXA Equitable. The policy is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

--------------------------------------------------------------------------------
YOU CAN CHOOSE AMONG VARIABLE INVESTMENT OPTIONS.
--------------------------------------------------------------------------------

VARIABLE INVESTMENT OPTIONS. The available variable investment options are listed on the front cover of this prospectus. (Your policy and other supplemental materials may refer to these as "Investment Funds.") The investment results you will achieve in any one of these options will depend on the investment performance of the corresponding Portfolio that shares the same name as that option. That Portfolio follows investment practices, policies and objectives that are appropriate to the variable investment option you have chosen. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option.

The advisers who make the investment decisions for each Portfolio are set forth later in the prospectus under "About the Portfolios of the Trusts."

You will find other important information about each Portfolio in the separate prospectuses for each Trust which accompany this prospectus, including a comprehensive discussion of the risks of investing in each Portfolio. TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510. We may add or delete variable investment options or Portfolios at any time.

If you elect the extended no lapse guarantee rider or exercise the paid up death benefit guarantee, your choice of variable investment options will be limited to the AXA Strategic Allocation Series investment options, or those investment options we are then making available under the rider (see "Other benefits you can add by rider" under "More information about policy features and benefits").

GUARANTEED INTEREST OPTION. You can also allocate some or all of your policy's value to our guaranteed interest option. We, in turn, invest such amounts as part of our general assets. Periodically, we declare a fixed rate of interest (2% minimum) on amounts that you allocate to our guaranteed interest option. We credit and compound the interest daily at an effective annual rate that equals the declared rate. The rates we are declaring on existing policies at any time may differ from the rates we are then declaring for newly issued policies. (The guaranteed interest option is part of what your policy and other supplemental material may refer to as the "Guaranteed Interest Account.")


Upon advance notification, AXA Equitable has the right to implement the policy guaranteed interest option limitation. If the policy guaranteed interest option limitation is in effect, AXA Equitable has the right to limit you from allocating more than a specified percentage of your premium to the guaranteed interest option. We may also reject any transfer you request from the variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. Finally, we may limit you from allocating more than a specified percentage of any additional loan repayment to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. The specified percentage limitation on allocations of premium payments, additional loan repayments, and requested transfers to the guaranteed interest option can be changed at any time, but it will never be less than 5%.

If you elect the paid up death benefit guarantee or the extended no lapse guarantee rider, we will restrict the amount of the policy account value that can be transferred or allocated to the guaranteed interest option. The policy guaranteed interest option limitation will not apply while the paid up death benefit guarantee or the extended no lapse guarantee rider remains in effect. The limitation amounts applicable under the paid up death benefit guarantee and the extended no lapse guarantee rider may permit you to allocate different amounts into the guaranteed interest option. For more information on these restrictions, see "Paid up death benefit guarantee" and "extended no lapse guarantee rider" under "More information about policy features and benefits" and "Appendix II: Policy variations" later in this prospectus.


--------------------------------------------------------------------------------
WE WILL PAY AT LEAST 2% ANNUAL INTEREST ON OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------

ABOUT YOUR LIFE INSURANCE BENEFIT

YOUR POLICY'S FACE AMOUNT. In your application to buy an Incentive Life Legacy(R) II policy, you tell us how much insurance coverage you want on the life of the insured person. We call this the "face amount" of the base policy. $100,000 is the minimum amount of coverage you can request.

--------------------------------------------------------------------------------
IF THE INSURED PERSON DIES, WE PAY A LIFE INSURANCE BENEFIT TO THE
"BENEFICIARY" YOU HAVE NAMED. (SEE "YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS" UNDER "MORE INFORMATION ABOUT POLICY FEATURES AND BENEFITS" LATER IN THIS PROSPECTUS.) THE AMOUNT WE PAY DEPENDS ON WHETHER YOU HAVE CHOSEN DEATH BENEFIT OPTION A OR DEATH BENEFIT OPTION B.
--------------------------------------------------------------------------------

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

YOUR POLICY'S "DEATH BENEFIT" OPTIONS. In your policy application, you also choose whether the basic amount (or "benefit") we will pay if the insured person dies is:

..   Option A -- THE POLICY'S FACE AMOUNT on the date of the insured person's death. The amount of this death benefit doesn't change over time, unless you take any action that changes the policy's face amount;

                                   -- or --

..   Option B -- THE FACE AMOUNT PLUS THE POLICY'S "ACCOUNT VALUE" on the date of death. Under this option, the amount of the death benefit generally changes from day to day, because many factors (including investment performance, charges, premium payments and withdrawals) affect your policy's account value.

Your policy's "account value" is the total amount that at any time is earning interest for you or being credited with investment gains and losses under your policy. (Account value is discussed in more detail under "Determining your policy's value" later in this prospectus.)

Under Option B, your policy's death benefit will tend to be higher than under Option A, assuming the same policy face amount and policy account value. As a result, the monthly insurance charge we deduct will also be higher, to compensate us for our additional risk.

If you have elected the paid up death benefit guarantee or your policy has been placed on loan extension, the death benefit option will be Option A and must remain Option A thereafter unless the paid up death benefit guarantee is terminated. If you have elected the extended no lapse guarantee, you must have always had Option A since the policy issue date.

ALTERNATIVE HIGHER DEATH BENEFIT IN CERTAIN CASES

Your policy is designed to always provide a minimum level of insurance protection relative to your policy account value, in part to meet the Code's definition of "life insurance."

We will automatically pay an alternative death benefit if it is HIGHER than the basic Option A or Option B death benefit you have selected. The alternate higher death benefit is based upon the life insurance qualification test that you choose. For the guideline premium test, this alternative death benefit is computed by multiplying your policy account value on the insured person's date of death by a percentage specified in your policy. Representative percentages are as follows:

--------------------------------------------------------------------------------
IF THE ACCOUNT VALUE IN YOUR POLICY IS HIGH ENOUGH, RELATIVE TO THE FACE
AMOUNT, THE LIFE INSURANCE BENEFIT WILL AUTOMATICALLY BE GREATER THAN THE
OPTION A OR OPTION B DEATH BENEFIT YOU HAVE SELECTED.
--------------------------------------------------------------------------------

------------------------------------------------------
  AGE:*  40 AND UNDER 45    50   55   60       65
------------------------------------------------------
   %:        250%     215%  185% 150% 130%     120%
------------------------------------------------------
  AGE:*       70      75-90 91   92   93   94 AND OVER
------------------------------------------------------
   %:        115%     105%  104% 103% 102%     101%
------------------------------------------------------

*  For the then-current policy year.

For example, if the guideline premium test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 120%, then the death benefit under Option A is the alternative death benefit of $102,000 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix IV: Calculating the alternate death benefit" later in this prospectus.

For the cash value accumulation test, the alternate death benefit is the greater of the minimum death benefit as determined under the Code under this test or 101% of the policy account value. The death benefit must be large enough to ensure that the policy's cash surrender value (as computed under section 7702 of the Code) is never larger than the net single premium needed to fund future policy benefits. The net single premium varies based upon the insured's age, sex and risk class and is calculated using an interest rate of 4% and mortality charges based upon the 2001 Commissioner's Standard Ordinary Mortality Tables.

For example, if the cash value accumulation test is selected, if the insured is age 65 at the time of death and has a policy with the face amount of $100,000, an account value of $85,000, and a death benefit percentage of 185.7%, then the death benefit under Option A is the alternative death benefit of $157,845 and the death benefit under Option B is the death benefit of $185,000. For more details regarding how we calculate that death benefit under Option A and Option B, please see "Appendix IV: Calculating the alternate death benefit" later in this prospectus.

These higher alternative death benefits expose us to greater insurance risk than the regular Option A and B death benefit. Because the cost of insurance charges we make under your policy are based in part on the amount of our risk, you will pay more cost of insurance charges for any periods during which a higher alternative death benefit is the operative one.

The operative period for the higher alternative death benefit is determined in connection with the requirements of the Code. The calculation of the death benefit is built into the monthly calculation of the cost of insurance charge, which is based on the net amount at risk. The need for the higher alternative death benefit is assessed on each monthly anniversary date, and on the death of the insured. Each policy owner receives an annual statement showing various policy values. The annual statement shows the death benefit amount as of the policy anniversary, and that amount would reflect the alternative higher death benefit amount, if applicable at that time. This annual statement also reflects the monthly cost of insurance charge for the policy year, reflecting a higher net amount at risk in those months when the higher alternative death benefit is in effect.

OTHER ADJUSTMENTS TO DEATH BENEFIT. We will increase the death benefit proceeds by the amount of any other benefits we owe upon the insured person's death under any optional riders which are in effect.

We will reduce the death benefit proceeds by the amount of any outstanding policy loans and unpaid loan interest, as well as any amount of monthly charges under the policy that remain unpaid because the insured person died during a grace period. We also reduce the death benefit if we have already paid part of it under a living benefits rider. We reduce it by the amount of the living benefits payment plus accrued interest. See "Your option to receive a terminal illness living benefit" later in this prospectus. Under the Long-Term Care Services/SM/ Rider, any monthly benefit payments will be treated as a lien against the death benefit and reduce your death benefit, unless benefits are being paid under the optional Nonforfeiture Benefit. Please see "Long-Term Care Services/SM/ Rider" later in this prospectus.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

DEATH BENEFIT IF YOUR POLICY IS ON LOAN EXTENSION. Your policy offers an additional feature against policy termination due to an outstanding loan, called "loan extension." Availability of this feature is subject to certain terms and conditions, including that you must have elected the guideline premium test and have had your policy in force for at least 20 years. If your policy is on loan extension, the death benefit payable under the policy will be determined differently. For more information on loan extension, see "Borrowing from your policy" under "Accessing your money."

--------------------------------------------------------------------------------
YOU CAN REQUEST A CHANGE IN YOUR DEATH BENEFIT OPTION FROM OPTION B ANY TIME AFTER THE FIRST YEAR OF THE POLICY AND BEFORE THE POLICY ANNIVERSARY NEAREST TO THE INSURED'S 121ST BIRTHDAY; HOWEVER, CHANGES TO OPTION B ARE NOT PERMITTED BEYOND THE POLICY YEAR IN WHICH THE INSURED PERSON REACHES THE MAXIMUM AGE FOR CHANGES TO OPTION B SHOWN IN THEIR POLICY.
--------------------------------------------------------------------------------

CHANGE OF DEATH BENEFIT OPTION. If you change your death benefit option, we will adjust your policy's face amount. The adjustment will be in the amount (up or down) necessary so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

The following rules apply if the alternative death benefit (referenced above) is not higher than the base policy's death benefit at the time of the change in the death benefit option. If you change from Option A to Option B, we automatically reduce your policy's face amount by an amount equal to your policy's account value at the time of the change. If you change from Option B to Option A, we automatically increase your policy's face amount by an amount equal to your policy's account value at the time of the change.

If the alternative death benefit (referenced above) is higher than the base policy's death benefit at the time of the change in death benefit option, we will set the new base policy face amount so that your death benefit amount immediately after the change is equal to your death benefit amount immediately before the change.

We may refuse a change from Option A to Option B if the policy's face amount would be reduced below $100,000. A change from Option A to Option B is not permitted (a) beyond the policy year in which the insured person reaches the maximum age for changes to Option B shown in their policy, (b) if the paid up death benefit guarantee is in effect, or (c) your policy is on loan extension.

We will not deduct or establish any amount of surrender charge as a result of a change in death benefit option. You may not request a change of the death benefit option from Option A to Option B under the policy while the Long-Term Care Services/SM/ Rider is in effect. You may request a change from Option B to Option A. Please see Appendix II later in this prospectus for rider variations. Please also refer to "Tax Information" later in this prospectus to learn about certain possible income tax consequences that may result from a change in death benefit option, including the effect of an automatic increase or decrease in face amount.

YOU CAN INCREASE OR DECREASE YOUR INSURANCE COVERAGE

After the first policy year while this policy is in force, you may request an increase in life insurance coverage under your policy. You may request a decrease in your policy's face amount any time after the first year of your policy but before the policy year in which the insured person reaches age 121. The requested increase or decrease must be at least $10,000. Please refer to "Tax information" for certain possible tax consequences of changing the face amount of your policy.

We can refuse or limit any requested increase or decrease. We will not approve any increase or decrease if (i) we are at that time being required to waive charges under any optional disability waiver rider that is part of the policy;
(ii) the paid up death benefit guarantee is in effect; or (iii) your policy is on loan extension. Also, we will not approve a face amount increase if (i) the insured person has reached the maximum age for a face amount increase shown in their policy (or age 71 if the extended no lapse guarantee rider is in effect); or (ii) while the Long-Term Care Services/SM/ Rider is in effect, unless coverage has been continued under the optional Nonforfeiture Benefit. We will not accept a request for a face amount decrease while you are receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider.

Certain policy changes, including increases and decreases in your insurance coverage may also affect the guarantee premiums under the policy and any applicable monthly charge for the extended no lapse guarantee rider.

The following additional conditions also apply:

FACE AMOUNT INCREASES. We treat an increase in face amount in many respects as if it were the issuance of a new policy. For example, you must submit satisfactory evidence that the insured person still meets our requirements for coverage. Also, we establish additional amounts of surrender charge administrative charge, and guarantee premiums under your policy for the face amount increase, reflecting the additional amount of coverage.

In most states, you can cancel the face amount increase within 10 days after you receive a new policy page showing the increase. If you cancel, we will reverse any charges attributable to the increase and recalculate all values under your policy to what they would have been had the increase not taken place.

The monthly cost of insurance charge we make for the amount of the increase will be based on the underwriting classification of the insured person when the original policy was issued, provided the insured qualifies for the same underwriting classification. An additional 15 year surrender charge will apply to the face amount that exceeds the highest previous face amount. If the insured qualifies for a less favorable underwriting classification than the base policy, the increase will be declined. See "Risk/benefit summary: Charges and expenses you will pay."

FACE AMOUNT DECREASES. You may not reduce the face amount below the minimum we are then requiring for new policies. Nor will we permit a decrease that would cause your policy to fail the Internal Revenue Code's definition of life insurance. Guarantee premiums, as well as our monthly deductions for the cost of insurance coverage, will generally decrease from the time you reduce the face amount.

If you reduce the face amount during the first 15 years of your policy, or during the first 15 years after a face amount increase you have requested, we will deduct all or part of the remaining surrender charge from your policy account. Assuming you have not previously

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS changed the face amount, the amount of the surrender charge we will deduct will be determined by dividing the amount of the decrease by the initial face amount and multiplying that fraction by the total amount of surrender charge that still remains applicable to your policy. We deduct the charge from the same investment options as if it were part of a regular monthly deduction under your policy.

In some cases, we may have to make a distribution to you from your policy at the time we decrease your policy's face amount or change your death benefit option. This may be necessary in order to preserve your policy's status as life insurance under the Internal Revenue Code. We may also be required to make such distribution to you in the future on account of a prior decrease in face amount or change in death benefit option. The distribution may be taxable.

ACCESSING YOUR MONEY

You can access the money in your policy in different ways. You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans and accrued loan interest you have outstanding. The cash surrender value available for loans is also reduced on a pro rata basis for the portion of the policy death benefit accelerated to date but not by more than the accumulated benefit lien amount. See "More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care Services/SM/ Rider" later in this prospectus. We will charge interest on the amount of the loan. See "Borrowing from your policy" later in this prospectus for more information.

You can also make a partial withdrawal of $500 or more of your net cash surrender value (defined later in this prospectus under "Surrendering your policy for its net cash surrender value") at any time after the first year of your policy and before the policy anniversary nearest to the insured's 121st birthday. Partial withdrawals are not permitted if you have elected the paid up death benefit guarantee, your policy is on loan extension, or you are receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider before coverage is continued under the optional Nonforfeiture Benefit. See "Making withdrawals from your policy" later in this prospectus for more information.

Finally, you can surrender (turn in) your policy for its net cash surrender value at any time. See "Surrendering your policy for its net cash surrender value" later in this prospectus. See "Tax information" later in this prospectus, for the tax treatment of the various ways in which you can access your money.

RISKS OF INVESTING IN A POLICY

The policy is unsuitable as a short-term savings vehicle. Some of the principal risks of investing in a policy are as follows:

..   If the investment options you choose perform poorly, you could lose some or all of the premiums you pay.

..   If the investment options you choose do not make enough money to pay for the policy charges, except to the extent provided by any guarantees against termination, paid-up death benefit guarantee or loan extension feature you may have, you could have to pay more premiums to keep your policy from terminating.

..   If any policy loan and any accrued loan interest either equals or exceeds the policy account value, your policy will terminate subject to the policy's Grace Period provision and any loan extension endorsement you may have.

..   We can increase, without your consent and subject to any necessary regulatory approvals, any charge that you currently pay at less than the maximum amount. We will not increase any charge beyond the highest maximum noted in the tables in the previous chapter in "Tables of policy charges" under "Risk/benefit summary: Charges and expenses you will pay".

..   You may have to pay a surrender charge and there may be adverse tax consequences if you wish to discontinue some or all of your insurance coverage under a policy.

..   Partial withdrawals from your policy are available only after the first policy year and must be at least $500 and no more than the net cash surrender value. Under certain circumstances, we will automatically reduce your policy's face amount as a result of a partial withdrawal.

Your policy permits other transactions that also have risks. These and other risks and benefits of investing in a policy are discussed in detail throughout this prospectus.

A comprehensive discussion of the risks of each investment option may be found in the Trust prospectus for that investment option.

HOW THE INCENTIVE LIFE LEGACY(R) II VARIABLE LIFE INSURANCE POLICY IS AVAILABLE

Incentive Life Legacy(R) II is primarily intended for individuals, businesses and trusts. However, we do not place limitations on its use. Please see "Tax Information" later in this prospectus for more information. Incentive Life Legacy(R) II is generally available for issue ages 0-85.

           RISK/BENEFIT SUMMARY: POLICY FEATURES, BENEFITS AND RISKS

3. Who is AXA Equitable?

--------------------------------------------------------------------------------

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $552.3 billion in assets as of December 31, 2013. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Administrative Office as listed below for the purposes described. Please refer to "Telephone and Internet requests" for effective dates for processing telephone, Internet and fax requests, later in this prospectus.
--------------------------------------------------------------------------------
 BY MAIL:

AT THE POST OFFICE BOX FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable -- National Operations Center
  P.O. Box 1047
  Charlotte, North Carolina 28201-1047
--------------------------------------------------------------------------------
 BY EXPRESS DELIVERY ONLY:

AT THE STREET ADDRESS FOR OUR ADMINISTRATIVE OFFICE:

  AXA Equitable -- National Operations Center
  8501 IBM Drive, Suite 150
  Charlotte, North Carolina 28262-4333
  1-704-341-7000 (for express delivery purposes only)
--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:

Policy information, basic transactions, forms and statements are available 24 hours a day-7 days a week through our Interactive Telephone, AXA Equitable's Interactive Voice Response system.

AXA Equitable's Interactive Voice Response system provides the gateway to personal assisted service, Monday through Friday, 8 AM to 7 PM, Eastern Time:
1-800-777-6510.
--------------------------------------------------------------------------------
 BY E-MAIL:


  life-service@axa.us.com

--------------------------------------------------------------------------------
 BY FAX:


  1-855-268-6378

--------------------------------------------------------------------------------
 BY INTERNET:


You may register for online account access at www.axa.com or us.axa.com for those outside the U.S. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.


REQUIRED FORMS. We require that the following types of communications be on specific forms we provide for that purpose:

(1)request for our automatic transfer service (our dollar cost averaging service);

(2)request for our asset rebalancing service;

(3)transfers among investment options (if submitted by e-mail); and

(4)designation of new policy owner(s) and beneficiaries.

OTHER REQUESTS. We also have specific forms that we recommend you use for the following:

(a)policy surrenders;

(b)transfers among investment options (not submitted by e-mail);

(c)changes in allocation percentages for premiums and deductions; and

(d)electing the paid up death benefit guarantee.


You can also change your allocation percentages and/or change your address
(1) by toll-free phone and assisted service, (2) over the Internet, through axa.com or us.axa.com for those outside the U.S., or (3) by writing our Administrative Office. You can transfer among investment options using (2) and
(3), as described in the previous sentence, only. For more information about transaction requests you can make by phone or over the Internet, see "How to make transfers" and "Telephone and Internet requests" later in this prospectus.


Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing." (See "Disruptive transfer activity" in "More information about other matters.")

FORMAL REQUIREMENTS. Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you may request.

The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.

You should send all requests, notices and payments to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments after the first one to our Administrative Office at the above addresses; except that you should send any premiums for which we have billed you to the address on the billing notice.

ABOUT OUR SEPARATE ACCOUNT FP

Each variable investment option is a part (or "subaccount") of our Separate Account FP. We established Separate Account FP under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable life insurance policies. We are the legal owner of all of the assets in Separate Account FP and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our policies. For example, we may withdraw amounts from Separate Account FP that represent our investments in Separate Account FP or that represent fees and charges under the policies that we have earned. Income, gains and losses credited to, or charged against Separate Account FP reflect its own investment experience and not the investment experience of AXA Equitable's other assets.

                             WHO IS AXA EQUITABLE?

Separate Account FP is registered with the SEC under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account FP. Although the Separate Account is registered, the SEC does not monitor the activity of Separate Account FP on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) of Separate Account FP available under Incentive Life Legacy(R) II invests solely in the applicable class of shares issued by the corresponding Portfolio of the applicable Trust. Separate Account FP immediately reinvests all dividends and other distributions it receives from a Portfolio in additional shares of that class in that Portfolio.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable life insurance and/or annuity products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. EQ Advisors Trust and AXA Premier VIP Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our policy owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our policyowners, we will see to it that appropriate action is taken to do so.

YOUR VOTING PRIVILEGES

VOTING OF PORTFOLIO SHARES. As the legal owner of any Portfolio shares that support a variable investment option, we will attend (and have the right to vote at) any meeting of shareholders of the Portfolio (or the Trusts). To satisfy currently-applicable legal requirements, however, we will give you the opportunity to tell us how to vote the number of each Portfolio's shares that are attributable to your policy. The number of full and fractional votes you are entitled to will be determined by dividing the policy account value (minus any policy indebtedness) allocable to an investment option by the net asset value per unit for the Portfolio underlying that investment option. We will vote shares attributable to policies for which we receive no instructions in the same proportion as the instructions we do receive from all policies that participate in our Separate Account FP (discussed below). With respect to any Portfolio shares that we are entitled to vote directly (because we do not hold them in a separate account or because they are not attributable to policies), we will vote in proportion to the instructions we have received from all holders of variable annuity and variable life insurance policies who are using that Portfolio. One effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

Under current legal requirements, we may disregard the voting instructions we receive from policy owners only in certain narrow circumstances prescribed by SEC regulations. If we do, we will advise you of the reasons in the next annual or semiannual report we send to you.

VOTING AS POLICY OWNER. In addition to being able to instruct voting of Portfolio shares as discussed above, policy owners that use our variable investment options may in a few instances be called upon to vote on matters that are not the subject of a shareholder vote being taken by any Portfolio. If so, you will have one vote for each $100 of policy account value in any such option; and we will vote our interest in Separate Account FP in the same proportion as the instructions we receive from holders of Incentive Life Legacy(R) II and other policies that Separate Account FP supports.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the Portfolios (for example, the Board of Trustees can establish additional Portfolios or eliminate existing Portfolios; change Portfolio investment objectives; and change Portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

                             WHO IS AXA EQUITABLE?

4. About the Portfolios of the Trusts

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.

AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.

Some affiliated Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.

As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios and the AXA Fund of Fund Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy are identified below in the chart by a "(check mark)" under the column entitled "AXA Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "AXA Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


PORTFOLIOS OF THE TRUST


----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST CLASS B                                                      INVESTMENT MANAGER             AXA
 SHARES PORTFOLIO                                                   (OR SUB-ADVISER(S), AS         VOLATILITY
 NAME/(*)/           OBJECTIVE                                      APPLICABLE)                    MANAGEMENT
----------------------------------------------------------------------------------------------------------------
CHARTER/SM/          Seeks to achieve high total return through a   .   AXA Equitable Funds
  MULTI-SECTOR       combination of current income and capital          Management Group, LLC
  BOND/(1)/          appreciation.
----------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds
  CAP GROWTH/(2)/                                                       Management Group, LLC
----------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL    Seeks to achieve long-term growth of capital.  .   AXA Equitable Funds
  CAP VALUE/(3)/                                                        Management Group, LLC
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital   .   AXA Equitable Funds        (check mark)
  INTERNATIONAL      with an emphasis on risk-adjusted returns and      Management Group, LLC
  EQUITY/(+)/        managing volatility in the Portfolio.          .   BlackRock Investment
                                                                        Management, LLC
                                                                    .   EARNEST Partners, LLC
                                                                    .   J.P. Morgan Investment
                                                                        Management Inc.
                                                                    .   Marsico Capital
                                                                        Management, LLC
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital   .   AllianceBernstein L.P.     (check mark)
  CAP CORE           with an emphasis on risk-adjusted returns and  .   AXA Equitable Funds
  EQUITY/(+)/        managing volatility in the Portfolio.              Management Group, LLC
                                                                    .   Janus Capital Management,
                                                                        LLC
                                                                    .   Thornburg Investment
                                                                        Management, Inc.
----------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE   Seeks to achieve long-term growth of capital   .   AllianceBernstein L.P.     (check mark)
  CAP VALUE/(+)/     with an emphasis on risk-adjusted returns and  .   AXA Equitable Funds
                     managing volatility in the Portfolio.              Management Group, LLC
                                                                    .   Institutional Capital LLC
                                                                    .   MFS Investment Management


-----------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB                                                                                       AXA
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME/(*)/           OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-----------------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  MODERATE GROWTH -  income, with a greater emphasis on current            Management Group, LLC
  ALT 15             income.
-----------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -   Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  ALT 20             income.                                               Management Group, LLC
-----------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB                                                                                       AXA
 SHARES PORTFOLIO                                                      INVESTMENT MANAGER (OR         VOLATILITY
 NAME/(*)/           OBJECTIVE                                         SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
ALL ASSET            Seeks long-term capital appreciation and current  .   AXA Equitable Funds
  AGGRESSIVE - ALT   income, with a greater emphasis on capital            Management Group, LLC
  25                 appreciation.
-------------------------------------------------------------------------------------------------------------------
AXA 400 MANAGED      Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY/(4)/    with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA 500 MANAGED      Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY/(5)/    with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA 2000 MANAGED     Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  VOLATILITY/(6)/    with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
                     managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------
AXA BALANCED         Seeks long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
  STRATEGY           income.                                               Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks current income and growth of capital, with  .   AXA Equitable Funds        (check mark)
  GROWTH STRATEGY    a greater emphasis on current income.                 Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE     Seeks a high level of current income.             .   AXA Equitable Funds        (check mark)
  STRATEGY                                                                 Management Group, LLC
-------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY    Seeks to achieve long-term capital appreciation   .   AXA Equitable Funds        (check mark)
  MANAGED            with an emphasis on risk-adjusted returns and         Management Group, LLC
  VOLATILITY/(7)/    managing volatility in the Portfolio.             .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   Morgan Stanley Investment
                                                                           Management Inc.
                                                                       .   OppenheimerFunds, Inc.
-------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY  Seeks long-term capital appreciation and current  .   AXA Equitable Funds        (check mark)
                     income, with a greater emphasis on capital            Management Group, LLC
                     appreciation.
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital      .   AXA Equitable Funds        (check mark)
  CORE MANAGED       with an emphasis on risk-adjusted returns and         Management Group, LLC
  VOLATILITY/(8)/    managing volatility in the Portfolio.             .   BlackRock Investment
                                                                           Management, LLC
                                                                       .   EARNEST Partners, LLC
                                                                       .   Massachusetts Financial
                                                                           Services Company d/b/a
                                                                           MFS Investment Management
                                                                       .   Hirayama Investments, LLC
                                                                       .   WHV Investment Management
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL    Seeks to achieve long-term growth of capital      .   AllianceBernstein L.P.     (check mark)
  MANAGED            with an emphasis on risk-adjusted returns and     .   AXA Equitable Funds
  VOLATILITY/(9)/    managing volatility in the Portfolio.                 Management Group, LLC
                                                                       .   BlackRock Investment
                                                                           Management, LLC
-------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB                                                                                          AXA
 SHARES PORTFOLIO                                                         INVESTMENT MANAGER (OR         VOLATILITY
 NAME/(*)/             OBJECTIVE                                          SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL      Seeks to provide current income and long-term      .   AXA Equitable Funds        (check mark)
  VALUE MANAGED        growth of income, accompanied by growth of             Management Group, LLC
  VOLATILITY/(10)/     capital with an emphasis on risk-adjusted          .   BlackRock Investment
                       returns and managing volatility in the Portfolio.      Management, LLC
                                                                          .   Northern Cross, LLC
----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE     Seeks to achieve long-term growth of capital       .   AXA Equitable Funds        (check mark)
  MANAGED              with an emphasis on risk-adjusted returns and          Management Group, LLC
  VOLATILITY/(11)/     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Capital Guardian Trust
                                                                              Company
                                                                          .   Institutional Capital LLC
                                                                          .   Thornburg Investment
                                                                              Management, Inc.
----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP          Seeks to provide long-term capital growth with     .   AXA Equitable Funds        (check mark)
  GROWTH MANAGED       an emphasis on risk-adjusted returns and               Management Group, LLC
  VOLATILITY/(12)/     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Marsico Capital
                                                                              Management, LLC
                                                                          .   T. Rowe Price Associates,
                                                                              Inc.
                                                                          .   Wells Capital Management,
                                                                              Inc.
----------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE    Seeks to achieve long-term growth of capital       .   AllianceBernstein L.P.     (check mark)
  MANAGED              with an emphasis on risk-adjusted returns and      .   AXA Equitable Funds
  VOLATILITY/(13)/     managing volatility in the Portfolio.                  Management Group, LLC
                                                                          .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Massachusetts Financial
                                                                              Services Company d/b/a
                                                                              MFS Investment Management
----------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE      Seeks to achieve long-term capital appreciation    .   AXA Equitable Funds        (check mark)
  MANAGED              with an emphasis on risk-adjusted returns and          Management Group, LLC
  VOLATILITY/(14)/     managing volatility in the Portfolio.              .   BlackRock Investment
                                                                              Management, LLC
                                                                          .   Diamond Hill Capital
                                                                              Management, Inc.
                                                                          .   Wellington Management
                                                                              Company, LLP
----------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH    Seeks long-term capital appreciation and current   .   AXA Equitable Funds        (check mark)
  STRATEGY             income, with a greater emphasis on current             Management Group, LLC
                       income.
----------------------------------------------------------------------------------------------------------------------
                       Seeks to achieve long-term growth of capital.      .   AllianceBernstein L.P.
  EQ/ALLIANCEBERNSTEIN
  SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC     Seeks to achieve capital appreciation and          .   BlackRock Investment
  VALUE EQUITY         secondarily, income.                                   Management, LLC
----------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS     Seeks a combination of growth and income to        .   Boston Advisors, LLC
  EQUITY INCOME        achieve an above-average and consistent total
                       return.
----------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY    Seeks to achieve long-term capital appreciation.   .   Calvert Investment
  RESPONSIBLE                                                                 Management Inc.
----------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB                                                                                         AXA
 SHARES PORTFOLIO                                                        INVESTMENT MANAGER (OR         VOLATILITY
 NAME/(*)/           OBJECTIVE                                           SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
---------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN  Seeks to achieve long-term growth of capital.       .   Capital Guardian Trust
  RESEARCH                                                                   Company
---------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK      Seeks to achieve a total return before expenses     .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance
                     of the Russell 3000 Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Russell 3000 Index.
---------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX   Seeks to achieve a total return before expenses     .   AXA Equitable Funds
                     that approximates the total return performance          Management Group, LLC
                     of the Barclays Intermediate U.S. Government/       .   SSgA Funds Management,
                     Credit Index, including reinvestment of                 Inc.
                     dividends, at a risk level consistent with that of
                     the Barclays Intermediate U.S. Government/
                     Credit Index.
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX  Seeks to achieve a total return before expenses     .   AllianceBernstein L.P.
                     that approximates the total return performance
                     of the S&P 500 Index, including reinvestment of
                     dividends, at a risk level consistent with that of
                     the S&P 500 Index.
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH     Seeks to achieve long-term growth of capital        .   AXA Equitable Funds        (check mark)
  PLUS/(+)/          with an emphasis on risk-adjusted returns and           Management Group, LLC
                     managing volatility in the Portfolio.               .   BlackRock Capital
                                                                             Management, Inc.
                                                                         .   BlackRock Investment
                                                                             Management, LLC
---------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS     Seeks to achieve capital appreciation.              .   GAMCO Asset Management,
  AND ACQUISITIONS                                                           Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL       Seeks to maximize capital appreciation.             .   GAMCO Asset Management,
  COMPANY VALUE                                                              Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS  Seeks to achieve capital growth and current         .   AXA Equitable Funds
                     income.                                                 Management Group, LLC
                                                                         .   BlackRock Investment
                                                                             Management, LLC
                                                                         .   First International
                                                                             Advisors, LLC
                                                                         .   Wells Capital Management,
                                                                             Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE      Seeks to achieve a total return before expenses     .   AXA Equitable Funds
  GOVERNMENT BOND    that approximates the total return performance          Management Group, LLC
                     of the Barclays Capital Intermediate U.S.           .   SSgA Funds Management,
                     Government Bond Index, including reinvestment           Inc.
                     of dividends, at a risk level consistent with that
                     of the Barclays Capital Intermediate U.S.
                     Government Bond Index.
---------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL     Seeks to achieve a total return (before expenses)   .   AllianceBernstein L.P.
  EQUITY INDEX       that approximates the total return performance
                     of a composite index comprised of 40% DJ
                     EURO STOXX 50 Index, 25% FTSE 100 Index,
                     25% TOPIX Index, and 10% S&P/ASX 200
                     Index, including reinvestment of dividends, at a
                     risk level consistent with that of the composite
                     index.
---------------------------------------------------------------------------------------------------------------------
EQ/INVESCO COMSTOCK  Seeks to achieve capital growth and income.         .   Invesco Advisers, Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE    Seeks to achieve long-term capital appreciation.    .   J.P. Morgan Investment
  OPPORTUNITIES                                                              Management Inc.
---------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB                                                                                        AXA
 SHARES PORTFOLIO                                                       INVESTMENT MANAGER (OR         VOLATILITY
 NAME/(*)/           OBJECTIVE                                          SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH  Seeks to achieve a total return before expenses    .   AllianceBernstein L.P.
  INDEX              that approximates the total return performance
                     of the Russell 1000 Growth Index, including
                     reinvestment of dividends at a risk level
                     consistent with that of the Russell 1000 Growth
                     Index.
------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE   Seeks to achieve a total return before expenses    .   SSgA Funds Management,
  INDEX              that approximates the total return performance         Inc.
                     of the Russell 1000 Value Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the Russell 1000 Value
                     Index.
------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT       Seeks to achieve capital appreciation and growth   .   Lord, Abbett & Co. LLC
  LARGE CAP          of income with reasonable risk.
  CORE/(++)/
------------------------------------------------------------------------------------------------------------------
EQ/MFS               Seeks to achieve capital appreciation.             .   Massachusetts Financial
  INTERNATIONAL                                                             Services Company d/b/a
  GROWTH                                                                    MFS Investment Management
------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX     Seeks to achieve a total return before expenses    .   SSgA Funds Management,
                     that approximates the total return performance         Inc.
                     of the S&P Mid Cap 400 Index, including
                     reinvestment of dividends, at a risk level
                     consistent with that of the S&P Mid Cap 400
                     Index.
------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET      Seeks to obtain a high level of current income,    .   The Dreyfus Corporation
                     preserve its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------
EQ/MONTAG &          Seeks to achieve capital appreciation.             .   Montag & Caldwell, LLC
  CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY    Seeks to achieve capital growth.                   .   Morgan Stanley Investment
  MID CAP GROWTH                                                            Management Inc.
------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA       Seeks to generate a return in excess of            .   Pacific Investment
  SHORT BOND         traditional money market products while                Management Company LLC
                     maintaining an emphasis on preservation of
                     capital and liquidity.
------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS Seeks to achieve high current income consistent    .   AllianceBernstein L.P.
                     with moderate risk to capital.                     .   AXA Equitable Funds
                                                                            Management Group, LLC
                                                                        .   Pacific Investment
                                                                            Management Company LLC
------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY     Seeks to replicate as closely as possible (before  .   AllianceBernstein L.P.
  INDEX              expenses) the total return of the Russell 2000
                     Index.
------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE     Seeks to achieve long-term capital appreciation    .   T. Rowe Price Associates,
  GROWTH STOCK       and secondarily, income.                               Inc.
------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND    Seeks to achieve total return through capital      .   UBS Global Asset
  INCOME             appreciation with income as a secondary                Management (Americas) Inc.
                     consideration.
------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO       Seeks to achieve long-term capital growth.         .   Wells Capital Management,
  OMEGA GROWTH                                                              Inc.
------------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS
 TRUST CLASS IB                                                                                           AXA
 SHARES PORTFOLIO                                                          INVESTMENT MANAGER (OR         VOLATILITY
 NAME/(*)/           OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE) MANAGEMENT
---------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital./(+++)/  .   AllianceBernstein L.P.
  AGGRESSIVE                                                               .   ClearBridge Investments,
  EQUITY/(++)/                                                                 LLC
                                                                           .   Marsico Capital
                                                                               Management, LLC
                                                                           .   Scotia Institutional
                                                                               Asset Management US, Ltd.
                                                                           .   T. Rowe Price Associates,
                                                                               Inc.
                                                                           .   Westfield Capital
                                                                               Management Company, L.P.
---------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE    Seeks to achieve a balance of high current            .   AXA Equitable Funds
  BOND/(++)/         income and capital appreciation, consistent with          Management Group, LLC
                     a prudent level of risk.                              .   BlackRock Financial
                                                                               Management, Inc.
                                                                           .   Pacific Investment
                                                                               Management Company LLC
                                                                           .   SSgA Funds Management,
                                                                               Inc.
---------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital./(+++)/  .   AXA Equitable Funds
  CAP GROWTH/(++)/                                                             Management Group, LLC
                                                                           .   AllianceBernstein L.P.
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   Franklin Advisers, Inc.
                                                                           .   Wellington Management
                                                                               Company, LLP
---------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID     Seeks to achieve long-term growth of capital./(+++)/  .   AXA Equitable Funds
  CAP VALUE/(++)/                                                              Management Group, LLC
                                                                           .   BlackRock Investment
                                                                               Management, LLC
                                                                           .   Diamond Hill Capital
                                                                               Management, Inc.
                                                                           .   Knightsbridge Asset
                                                                               Management, LLC
                                                                           .   Lord, Abbett & Co. LLC
---------------------------------------------------------------------------------------------------------------------
MULTIMANAGER         Seeks to achieve long-term growth of capital.         .   AXA Equitable Funds
  TECHNOLOGY/(++)/                                                             Management Group, LLC
                                                                           .   Allianz Global Investors
                                                                               U.S. LLC
                                                                           .   SSgA Funds Management,
                                                                               Inc.
                                                                           .   Wellington Management
                                                                               Company, LLP

------------------------------------------------------------------------------------------------------------
 AIM VARIABLE
 INSURANCE FUNDS
 (INVESCO VARIABLE
 INSURANCE                                                                    INVESTMENT MANAGER
 FUNDS) - SERIES II                                                           (OR SUB-ADVISER(S), AS
 PORTFOLIO NAME      OBJECTIVE                                                APPLICABLE)
------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL  The fund's investment objective is total return through  .   Invesco Advisers, Inc.
  REAL ESTATE FUND   growth of capital and current income.                    .   Invesco Asset Management
                                                                                  Limited
------------------------------------------------------------------------------------------------------------
INVESCO V.I.         The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  INTERNATIONAL      capital.
  GROWTH FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID     The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP CORE EQUITY    capital.
  FUND
------------------------------------------------------------------------------------------------------------
INVESCO V.I. SMALL   The fund's investment objective is long-term growth of   .   Invesco Advisers, Inc.
  CAP EQUITY FUND    capital.
------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------------------------------------------------------------
 AMERICAN CENTURY
 VARIABLE
 PORTFOLIOS, INC. -
 CLASS II                                                                  INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                             SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------
AMERICAN CENTURY VP  The fund seeks long-term capital growth. Income is a  .   American Century
  MID CAP VALUE FUND secondary objective.                                      Investment Management,
                                                                               Inc.
---------------------------------------------------------------------------------------------------------

 AMERICAN FUNDS
 INSURANCE SERIES(R)
 PORTFOLIO NAME --                                                            INVESTMENT MANAGER (OR
 CLASS 4 SHARES       OBJECTIVE                                               SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
GLOBAL SMALL          The fund's investment objective is to provide you with  .   Capital Research and
  CAPITALIZATION      long-term growth of capital.                                Management Company
  FUND/SM/
------------------------------------------------------------------------------------------------------------
NEW WORLD FUND(R)     The fund's investment objective is long-term capital    .   Capital Research and
                      appreciation.                                               Management Company

-------------------------------------------------------------------------------------------------------------
 FIDELITY(R)
 VARIABLE INSURANCE
 PRODUCTS (VIP) -
 SERVICE CLASS 2                                                               INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks long-term capital appreciation.                     .   Fidelity Management &
  CONTRAFUND(R)                                                                    Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP      Seeks high total return through a combination of current  .   Fidelity Management &
  GROWTH & INCOME    income and capital appreciation.                              Research Company (FMR)
  PORTFOLIO
-------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP MID  Seeks long-term growth of capital.                        .   Fidelity Management &
  CAP PORTFOLIO                                                                    Research Company (FMR)

----------------------------------------------------------------------------------------------------------------
 FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST -
 CLASS 2 PORTFOLIO                                                                INVESTMENT MANAGER (OR
 NAME/(*)/           OBJECTIVE                                                    SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------------
FRANKLIN RISING      Seeks long-term capital appreciation, with preservation of   .   Franklin Advisory
  DIVIDENDS VIP      capital as an important consideration.                           Services, LLC
  FUND/(15)/
----------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP   Seeks long-term total return.                                .   Franklin Advisory
  VALUE VIP                                                                           Services, LLC
  FUND/(16)/
----------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC   The Fund's principal investment goal is to seek a high       .   Franklin Advisers, Inc.
  INCOME VIP         level of current income. Its secondary goal is capital
  FUND/(17)/         appreciation over long term.
----------------------------------------------------------------------------------------------------------------
FRANKLIN MUTUAL      The Fund's principal investment goal is capital              .   Franklin Mutual Advisers,
  SHARES VIP         appreciation. Its secondary goal is income.                      LLC
  FUND/(18)/
----------------------------------------------------------------------------------------------------------------
TEMPLETON            Seeks long-term capital appreciation.                        .   Templeton Asset
  DEVELOPING                                                                          Management Ltd.
  MARKETS VIP
  FUND/(19)/
----------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL     Seeks high current income, consistent with preservation of   .   Franklin Advisers, Inc.
  BOND VIP           capital. Capital appreciation is a secondary consideration.
  FUND/(20)/
----------------------------------------------------------------------------------------------------------------
TEMPLETON GROWTH     Seeks long-term capital growth.                              .   Templeton Global Advisors
  VIP FUND/(21)/                                                                      Limited

------------------------------------------------------------------------------------------
 GOLDMAN SACHS
 VARIABLE
 INSURANCE TRUST -
 SERVICE SHARES                                             INVESTMENT MANAGER (OR
 PORTFOLIO NAME      OBJECTIVE                              SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT    Seeks long-term capital appreciation.  .   Goldman Sachs Asset
  MID CAP VALUE FUND                                            Management, L.P.

------------------------------------------------------------------------------------------------------------
 IVY FUNDS
 VARIABLE
 INSURANCE
 PORTFOLIOS                                                                   INVESTMENT MANAGER (OR
 PORTFOLIO NAME     OBJECTIVE                                                 SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP       To seek to provide capital growth and appreciation.       .   Waddell & Reed Investment
  ENERGY                                                                          Management Company
                                                                                  (WRIMCO)
------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP HIGH  To seek to provide total return through a combination of  .   Waddell & Reed Investment
  INCOME            high current income and capital appreciation.                 Management Company
                                                                                  (WRIMCO)
------------------------------------------------------------------------------------------------------------
IVY FUNDS VIP MID   To seek to provide growth of capital.                     .   Waddell & Reed Investment
  CAP GROWTH                                                                      Management Company
                                                                                  (WRIMCO)
------------------------------------------------------------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

-----------------------------------------------------------------------------------------
 IVY FUNDS
 VARIABLE
 INSURANCE
 PORTFOLIOS                                                INVESTMENT MANAGER (OR
 PORTFOLIO NAME     OBJECTIVE                              SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------
IVY FUNDS VIP       To seek to provide growth of capital.  .   Waddell & Reed Investment
  SCIENCE AND                                                  Management Company
  TECHNOLOGY                                                   (WRIMCO)
-----------------------------------------------------------------------------------------
IVY FUNDS VIP       To seek to provide growth of capital.  .   Waddell & Reed Investment
  SMALL CAP GROWTH                                             Management Company
                                                               (WRIMCO)

------------------------------------------------------------------------------------------------------------
 LAZARD RETIREMENT SERIES, INC. -
 SERVICE SHARES                                                               INVESTMENT MANAGER (OR
 PORTFOLIO NAME                        OBJECTIVE                              SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
LAZARD RETIREMENT EMERGING MARKETS     Seeks long-term capital appreciation.  .   Lazard Asset Management
  EQUITY PORTFOLIO                                                                LLC

------------------------------------------------------------------------------------------------------------
 MFS(R) VARIABLE
 INSURANCE TRUSTS -
 SERVICE CLASS                                                                INVESTMENT MANAGER (OR
 PORTFOLIO NAME           OBJECTIVE                                           SUB-ADVISER(S), AS APPLICABLE)
------------------------------------------------------------------------------------------------------------
MFS(R) INTERNATIONAL      The fund's investment objective is to seek capital  .   Massachusetts Financial
  VALUE PORTFOLIO         appreciation.                                           Services Company
------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS GROWTH   The fund's investment objective is to seek capital  .   Massachusetts Financial
  STOCK SERIES            appreciation.                                           Services Company
------------------------------------------------------------------------------------------------------------
MFS(R) INVESTORS TRUST    The fund's investment objective is to seek capital  .   Massachusetts Financial
  SERIES                  appreciation.                                           Services Company
------------------------------------------------------------------------------------------------------------

 PIMCO
 VARIABLE
 INSURANCE
 TRUST -
 ADVISOR
 CLASS                                                                             INVESTMENT MANAGER (OR
 PORTFOLIO                                                                         SUB-ADVISER(S), AS
 NAME                    OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------
PIMCO                    Seeks maximum real return consistent with prudent         .   Pacific Investment
  COMMODITYREALRETURN(R) investment management.                                        Management Company
  STRATEGY                                                                             LLC
  PORTFOLIO
------------------------------------------------------------------------------------------------------------
PIMCO REAL               Seeks maximum real return, consistent with preservation   .   Pacific Investment
  RETURN                 of real capital and prudent investment management.            Management Company
  PORTFOLIO                                                                            LLC
------------------------------------------------------------------------------------------------------------
PIMCO                    Seeks maximum total return, consistent with preservation  .   Pacific Investment
  TOTAL                  of capital and prudent investment management.                 Management Company
  RETURN                                                                               LLC
  PORTFOLIO

------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE                                                                 INVESTMENT MANAGER (OR
 EQUITY SERIES, INC.                                                           SUB-ADVISER(S), AS
 PORTFOLIO NAME       OBJECTIVE                                                APPLICABLE)
------------------------------------------------------------------------------------------------------------
T. ROWE PRICE         Seeks a high level of dividend income and long-term      .   T. Rowe Price
  EQUITY INCOME       capital growth primarily through investments in stocks.      Associates, Inc.
  PORTFOLIO - II
------------------------------------------------------------------------------------------------------------


 VAN ECK VIP
 TRUST - S
 CLASS                                                                      INVESTMENT MANAGER (OR
 PORTFOLIO NAME  OBJECTIVE                                                  SUB-ADVISER(S), AS APPLICABLE)
----------------------------------------------------------------------------------------------------------
VAN ECK VIP      Seeks long-term capital appreciation by investing          .   Van Eck Associates
  GLOBAL HARD    primarily in hard asset securities. Income is a secondary      Corporation
  ASSETS FUND    consideration.
----------------------------------------------------------------------------------------------------------


(*)This information reflects the variable investment option's name change effective on or about June 13, 2014, subject to regulatory approval. The chart below reflects the variable investment option's name in effect until on or about June 13, 2014. The number in the ''FN'' column corresponds with the number contained in the table above.



----------------------------------------------------------
 FN   VARIABLE INVESTMENT OPTION NAME UNTIL JUNE 13, 2014
----------------------------------------------------------
(1)           Multimanager Multi-Sector Bond
----------------------------------------------------------
(2)           Multimanager Small Cap Growth
----------------------------------------------------------
(3)           Multimanager Small Cap Value
----------------------------------------------------------
(4)           AXA Tactical Manager 400
----------------------------------------------------------
(5)           AXA Tactical Manager 500
----------------------------------------------------------
(6)           AXA Tactical Manager 2000
----------------------------------------------------------
(7)           EQ/Global Multi-Sector Equity
----------------------------------------------------------
(8)           EQ/International Core PLUS
----------------------------------------------------------
(9)           AXA Tactical Manager International
----------------------------------------------------------
(10)          EQ/International Value PLUS
----------------------------------------------------------
(11)          EQ/Large Cap Core PLUS
----------------------------------------------------------

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

---------------------------------------------------
 FN   PORTFOLIO NAME UNTIL JUNE 13, 2014
---------------------------------------------------
(12)  EQ/Large Cap Growth PLUS
---------------------------------------------------
(13)  EQ/Large Cap Value PLUS
---------------------------------------------------
(14)  EQ/Mid Cap Value PLUS
---------------------------------------------------
(15)  Franklin Rising Dividends Securities Fund
---------------------------------------------------
(16)  Franklin Small Cap Value Securities Fund
---------------------------------------------------
(17)  Franklin Strategic Income Securities Fund
---------------------------------------------------
(18)  Mutual Shares Securities Fund
---------------------------------------------------
(19)  Templeton Developing Markets Securities Fund
---------------------------------------------------
(20)  Templeton Global Bond Securities Fund
---------------------------------------------------
(21)  Templeton Growth Securities Fund
---------------------------------------------------




(+)This Portfolio will be involved in a planned merger effective on or about
   June 13, 2014 and June 20, 2014, subject to regulatory and shareholder approvals. If approved, on the date of the scheduled merger, interests in certain investment options (the "surviving options") will replace interests in current investment options (the "replaced options"), as listed in the table below. We will move the assets from each replaced option into the applicable surviving option on the date of the scheduled merger. The value of your interest in each surviving option will be the same as it was in the corresponding replaced option. We will also automatically direct any contributions made to a replaced option to the applicable surviving option. Any allocation election to a replaced option will be considered as an allocation election to the applicable surviving option. For more information about these Portfolio mergers, please contact our customer service representative.


                          EFFECTIVE JUNE 13, 2014

-------------------------------------------------------------------------------
 REPLACED OPTIONS                       SURVIVING OPTIONS
-------------------------------------------------------------------------------
EQ/Lord Abbett Large Cap Core           EQ/Invesco Comstock
-------------------------------------------------------------------------------
Multimanager International Equity       AXA International Core Managed
                                        Volatility++
-------------------------------------------------------------------------------
Multimanager Large Cap Value            AXA Large Cap Value Managed
                                        Volatility++
-------------------------------------------------------------------------------
                          EFFECTIVE JUNE 20, 2014

-------------------------------------------------------------------------------
 REPLACED OPTIONS                       SURVIVING OPTIONS
-------------------------------------------------------------------------------
EQ/Equity Growth PLUS                   AXA Large Cap Growth Managed
                                        Volatility++
-------------------------------------------------------------------------------
Multimanager Large Cap Core Equity      AXA Large Cap Core Managed
                                        Volatility++
-------------------------------------------------------------------------------


   ++ New fund name

(++)This Portfolio will be reorganized as a Portfolio of EQ Advisors Trust
    ("Trust") on or about June 13, 2014, subject to regulatory and shareholder approval.
(+++)On or about April 30, 2014, the investment objective changed from "Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio" to "Seeks to achieve long-term growth of capital." Accordingly, this Portfolio no longer utilizes the AXA volatility management strategy.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF THE TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-777-6510.

                      ABOUT THE PORTFOLIOS OF THE TRUSTS

5. Determining your policy's value

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YOUR POLICY ACCOUNT VALUE

As set forth earlier in this prospectus, we deduct certain charges from each premium payment you make. We credit the rest of each premium payment to your policy's "account value." You instruct us to allocate your policy account value to one or more of the policy's investment options indicated on the front cover of this prospectus.


Your policy account value is the total of (i) your amounts in our variable investment options, (ii) your amounts in our guaranteed interest option (other than in (iii)), and (iii) any amounts that we are holding to secure policy loans that you have taken (including any interest on those amounts which has not yet been allocated to the investment options). See "Borrowing from your policy" later in this prospectus. Your "net policy account value" is the total of (i) and (ii) above, plus any interest credited on loaned amounts, minus any interest accrued on outstanding loans and minus any "restricted" amounts that we hold in the guaranteed interest option as a result of any payment received under a living benefits rider. (Your policy and other supplemental material may refer to the account that holds the amounts in (ii) and (iii) above as our "Guaranteed Interest Account.") Your policy account value is subject to certain charges discussed in "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus.


--------------------------------------------------------------------------------
YOUR POLICY ACCOUNT VALUE WILL BE CREDITED WITH THE SAME RETURNS AS ARE
ACHIEVED BY THE PORTFOLIOS THAT YOU SELECT AND INTEREST CREDITED ON AMOUNTS IN THE GUARANTEED INTEREST OPTION, AND IS REDUCED BY THE AMOUNT OF CHARGES WE DEDUCT UNDER THE POLICY.
--------------------------------------------------------------------------------

YOUR POLICY'S VALUE IN OUR VARIABLE INVESTMENT OPTIONS. We invest the policy account value that you have allocated to any variable investment option in shares of the corresponding Portfolio. Your value in each variable investment option is measured by "units."

The number of your units in any variable investment option does not change, absent an event or transaction under your policy that involves moving assets into or out of that option. Whenever any amount is withdrawn or otherwise deducted from one of your policy's variable investment options, we "redeem" (cancel) the number of units that has a value equal to that amount. This can happen, for example, when all or a portion of monthly deductions and transaction-based charges are allocated to that option, or when loans, transfers, withdrawals and surrenders are made from that option. Similarly, you "purchase" additional units having the same value as the amount of any premium, loan repayment, or transfer that you allocate to that option.

The value of each unit will increase or decrease each business day, as though you had invested in the corresponding Portfolio's shares directly (and reinvested all dividends and distributions from the Portfolio in additional Portfolio shares). On any day, your value in any variable investment option equals the number of units credited to your policy under that option, multiplied by that day's value for one such unit. The mortality and expense risk charge mentioned earlier in this prospectus is calculated as a percentage of the value you have in the variable investment options and deducted monthly from your policy account based on your deduction allocations unless the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect. For more information on how we allocate charges, see "How we allocate charges among your investment options" earlier in this prospectus.


YOUR POLICY'S VALUE IN OUR GUARANTEED INTEREST OPTION. Your policy's value in our guaranteed interest option includes: (i) any amounts that have been allocated to that option, based on your request, and (ii) any "restricted" amounts that we hold in that option as a result of your election to receive a living benefit. See "Your option to receive a terminal illness living benefit" later in this prospectus. We credit all of such amounts with interest at rates we declare from time to time. We guarantee that these rates will not be less than a 2% effective annual rate. However, we reserve the right to limit the percentage of your premium that may be allocated to the guaranteed interest option, or to reject certain requests to transfer amounts to the unloaned portion of your guaranteed interest option as described in greater detail throughout this prospectus. We may also limit the percentage of any additional loan repayments that may be allocated to the guaranteed interest option after you have repaid any loaned amounts that were taken from the guaranteed interest option. See "Guaranteed interest option" under "Investment options within your policy" in "Risk/benefit summary: Policy features, benefits and risks" earlier in this prospectus for more information on such limitation amounts. In addition, please see "Appendix II: Policy variations" later in this prospectus for more information.


Amounts may be allocated to or removed from your policy's value in our guaranteed interest option for the same purposes as described earlier in this prospectus for the variable investment options. We credit your policy with a number of dollars in that option that equals any amount that is being allocated to it. Similarly, if amounts are being removed from your guaranteed interest option for any reason, we reduce the amount you have credited to that option on a dollar-for-dollar basis.

                        DETERMINING YOUR POLICY'S VALUE

6. Transferring your money among our investment options

--------------------------------------------------------------------------------

TRANSFERS YOU CAN MAKE

--------------------------------------------------------------------------------
YOU CAN TRANSFER AMONG OUR VARIABLE INVESTMENT OPTIONS AND INTO OUR GUARANTEED INTEREST OPTION.
--------------------------------------------------------------------------------


After your policy's Allocation Date, you can transfer amounts from one investment option to another subject to certain restrictions discussed below. Currently, the total of all transfers you make on the same day must be at least $500; except that you may transfer your entire balance in an investment option, even if it is less than $500. We reserve the right to lower this $500 limit upon written notice to you. We also reserve the right to restrict transfers among variable investment options and transfers out of the guaranteed interest option as described in your policy, including limitations on the number, frequency, or dollar amount of transfers.


Certain transfer restrictions apply if the paid up death benefit guarantee or the extended no lapse guarantee rider is in effect. For more information, see "Paid up death benefit guarantee" and "Extended no lapse guarantee rider" in "More information about policy features and benefits." If your policy is placed on loan extension, we will transfer any remaining policy account value in the variable investment options to the guaranteed interest option. No transfers from the guaranteed interest option are permitted thereafter.

Please see "Investment options within your policy" in "Risk/benefit summary:
Policy features, benefits and risks" for more information about your role in managing your allocations.


RESTRICTIONS ON TRANSFERS INTO THE GUARANTEED INTEREST OPTION. Upon advance notification, AXA Equitable has the right to reject any transfer you request from the variable investment options to the unloaned portion of the guaranteed interest option if the transfer would result in the unloaned portion of the guaranteed interest option exceeding a specified percentage of the total unloaned policy account value. The specified percentage limitation on requested transfers to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see "Appendix II: Policy variations" later in this prospectus for more information.

CURRENT UNRESTRICTED TRANSFERS OUT OF THE GUARANTEED INTEREST OPTION. We are relaxing our policy rules so that, beginning on the business day after the Allocation Date and thereafter, you may transfer any amount of unloaned policy account value out of the guaranteed interest option to any other investment option until further notice.

See the "How to make transfers" section below on how you can request a transfer. In general, transfers take effect on the date the request is received. However, any written, telephone, Internet or facsimile transaction requests received after 4:00 p.m. (Eastern Time) take effect the next business day.

Please note that the ability to make unrestricted transfers from the guaranteed interest option does not apply to any amounts that we are holding as collateral for a policy loan or as "restricted" amounts as a result of your election to receive a living benefit, if available under your policy. In addition, if you elect to transfer account value to the Market Stabilizer Option(R) ("MSO"), if available under your policy, there must be sufficient funds remaining in the guaranteed interest option to cover the Charge Reserve Amount. Finally, there may be a charge for making this transfer. Please see "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus for more information about charges for this transfer.

If the policy is on loan extension, transfers out of the guaranteed interest option are not permitted.


DISRUPTIVE TRANSFER ACTIVITY. We reserve the right to limit access to the services described below if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "More information about other matters").

HOW TO MAKE TRANSFERS


INTERNET TRANSFERS. You can make transfers over the Internet if you are the owner of the policy. You may do this by visiting our axa.com or us.axa.com (for those outside the U.S.) websites and registering for online account access.


This service may not always be available. The restrictions relating to online transfers are described below.

ONLINE TRANSFERS. You can make online transfers by following one of two procedures:

..   if you are both the policy's insured person and its owner, by logging onto our website, described under "By Internet" in "How to reach us" earlier in this prospectus; or

..   whether or not you are both the insured person and owner, by sending us a signed transfer authorization form. Once we have the form on file, we will provide you with online access to make transfers.

For more information, see "Telephone and Internet requests" later in this prospectus. We allow only one request for transfers each day (although that request can cover multiple transfers). If you are unable to reach us via our website, you should send a written transfer request to our Administrative Office.

TRANSFERS THROUGH OUR ADMINISTRATIVE OFFICE. You may submit a written request for a transfer to our Administrative Office.

OUR AUTOMATIC TRANSFER SERVICE

We offer an automatic transfer service. This service allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low, and fewer units if the unit's value is high. Therefore, you may achieve a lower average cost per unit over the long-term.

--------------------------------------------------------------------------------
USING THE AUTOMATIC TRANSFER SERVICE DOES NOT GUARANTEE THAT YOU WILL EARN A PROFIT OR BE PROTECTED AGAINST LOSSES.
--------------------------------------------------------------------------------

Our automatic transfer service (also referred to as our "dollar cost averaging service") enables you to make automatic monthly transfers

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS from the EQ/Money Market option to our other variable investment options. You may elect the automatic transfer service with your policy application or at any later time (provided you are not using the asset rebalancing service described below). At least $5,000 must be allocated to the EQ/Money Market option to begin using the automatic transfer service. You can choose up to eight other variable investment options to receive the automatic transfers, but each transfer to each option must be at least $50.

This service terminates when the EQ/Money Market option is depleted. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. You can also cancel the automatic transfer service at any time. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service. This service is not available while the extended no lapse guarantee rider is in effect.

We will not deduct a transfer charge for any transfer made in connection with our automatic transfer service.

OUR ASSET REBALANCING SERVICE

You may wish us to periodically redistribute the amounts you have in our variable investment options so that the relative amount of your policy account value in each variable option is restored to an asset allocation that you select. You can accomplish this automatically through our asset rebalancing service. The rebalancing may be at quarterly, semiannual, or annual intervals.

You may specify asset allocation percentages for all available variable investment options up to a maximum of 50. The allocation percentage you specify for each variable investment option selected must be at least 2% (whole percentages only) of the total value you hold under the variable investment options, and the sum of the percentages must equal 100%. You may not simultaneously participate in the asset rebalancing service and the automatic transfer service (discussed above).

You may request the asset rebalancing service in your policy application or at any later time by completing our enrollment form. At any time, you may also terminate the rebalancing program or make changes to your allocations under the program. Once enrolled in the rebalancing service, it will remain in effect until you instruct us in writing to terminate the service. Requesting an investment option transfer while enrolled in our asset rebalancing service will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your rebalancing service. Changes to your allocation instructions for the rebalancing service (or termination of your enrollment in the service) must be in writing and sent to our Administrative Office.

We will not deduct a transfer charge for any transfer made in connection with our asset rebalancing service. Also, this service will automatically terminate if you elect the paid up death benefit guarantee or your policy is placed on loan extension. This service is not available while the extended no lapse guarantee rider is in effect.

             TRANSFERRING YOUR MONEY AMONG OUR INVESTMENT OPTIONS

7. Accessing your money

--------------------------------------------------------------------------------

BORROWING FROM YOUR POLICY

You may borrow up to 90% of the cash surrender value, less any outstanding loan and accrued loan interest before the policy year in which the insured reaches age 75 (100% thereafter). In your policy, the cash surrender value is equal to the difference between your policy account value and any surrender charges that are in effect under your policy. However, the amount you can borrow will be reduced by any amount that we hold on a "restricted" basis following your receipt of a terminal illness living benefits payment, as well as by any other loans (and accrued loan interest) you have outstanding and reduced for any monthly payments under the Long-Term Care Services/SM/ Rider. See "More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care Services/SM/ Rider" later in this prospectus. See "Your option to receive a terminal illness living benefit" below. The minimum loan amount generally is $500.

--------------------------------------------------------------------------------
YOU CAN USE POLICY LOANS TO OBTAIN FUNDS FROM YOUR POLICY WITHOUT SURRENDER CHARGES OR, IN MOST CASES, PAYING CURRENT INCOME TAXES. HOWEVER, THE BORROWED AMOUNT IS NO LONGER CREDITED WITH THE INVESTMENT RESULTS OF ANY OF OUR INVESTMENT OPTIONS UNDER THE POLICY.
--------------------------------------------------------------------------------

When you take a policy loan, we remove an amount equal to the loan from one or more of your investment options and hold it as collateral for the loan's repayment. We hold this loan collateral under the same terms and conditions as apply to amounts supporting our guaranteed interest option, with several exceptions:

..   you cannot make transfers or withdrawals of the collateral;

..   we expect to credit different rates of interest to loan collateral than we credit under our guaranteed interest option; and

..   the collateral is not available to pay policy charges.

When you request your loan, you should tell us how much of the loan collateral you wish to have taken from any amounts you have in each of our investment options. If you do not give us directions (or if we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in the same proportion as we are taking monthly deductions for charges. If that is not possible, we will take the loan from your investment options in proportion to your value in each. If either the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, and you do not give us directions or the directions cannot be followed due to insufficient funds (or we are making the loan automatically to cover unpaid loan interest), we will take the loan from your investment options in proportion to your value in each.

LOAN INTEREST WE CHARGE. The interest we charge on a policy loan accrues daily at an adjustable interest rate. We determine the rate at the beginning of each year of your policy and that rate applies to all policy loans that are outstanding at any time during the year. The maximum rate is the greater of
(a) 3% or (b) the "Monthly Average Corporate" yield published in Moody's Corporate Bond Yield Averages for the month that ends two months before the interest rate is set. (If that average is no longer published, we will use another average, as the policy provides.) Currently, the loan interest rate is 3% for the first fifteen policy years and 2% thereafter. We will notify you of the current loan interest rate when you apply for a loan, and will notify you in advance of any rate increase.

Loan interest payments are due on each policy anniversary. If not paid when due, we automatically add the interest as a new policy loan.

INTEREST THAT WE CREDIT ON LOAN COLLATERAL. Under our current rules, the annual interest rate we credit on your loan collateral during any of your policy's first fifteen years will be 1% less than the rate we are then charging you for policy loan interest, and, beginning in the policy's 16th year, equal to the loan interest rate. The elimination of the rate differential is not guaranteed, however. Accordingly, we have discretion to increase the rate differential for any period, including under policies that are already in force (and may have an outstanding loan). We do guarantee that the annual rate of interest credited on your loan collateral will never be less than 2% and that the differential will not exceed 1%. Because we first offered Incentive Life Legacy(R) II policies in 2009, the interest rate differential has not yet been eliminated under any in-force policies.

We credit interest on your loan collateral daily. On each anniversary of your policy (or when your policy loan is fully repaid) we transfer that interest to your policy's investment options in the same proportions as if it were a premium payment. If your policy is on loan extension, we transfer the interest to the unloaned guaranteed interest option. If the paid up death benefit guarantee is in effect, we transfer the interest to the investment options in accordance with your allocation instructions on record.

EFFECTS OF A POLICY LOAN. If not repaid, the aggregate amount of the outstanding loan and any accrued loan interest will reduce your cash surrender value and your life insurance benefit that might otherwise be payable. We will deduct any outstanding policy loan and accrued loan interest from your policy's proceeds if you do not pay it back. Also, a loan can reduce the length of time that your insurance remains in force, because the amount we set aside as loan collateral cannot be used to pay charges as they become due. A loan can also cause any paid up death benefit guarantee to terminate or may cause the no lapse guarantee or the extended no lapse guarantee to become unavailable.

A policy loan, repaid or not, has a permanent effect on your cash surrender value. This results because the investment results of each investment option apply only to the amounts remaining in such investment options. The longer the loan is outstanding, the greater the effect on your cash surrender value is likely to be.

Even if a loan is not taxable when made, it may later become taxable, for example, upon termination or surrender. See "Tax information" below for a discussion of the tax consequences of a policy loan.

PAYING OFF YOUR LOAN. You can repay all or part of your loan at any

                             ACCESSING YOUR MONEY
time. We normally assume that payments you send us are premium payments unless the policy has lapsed and the payment is received during the 61-day grace period. See "Policy "lapse" and termination" in "The minimum amount of premiums you must pay" under "Risk/benefit summary: Policy features, benefits and risks" for more information. Therefore, you must submit instructions with your pay-ment indicating that it is a loan repayment. If you send us more than all of the loan principal and interest you owe, we will treat the excess as a premium payment. Any payment received while the paid up death benefit guarantee is in effect, the policy is on loan extension or you are receiving monthly payments under the Long-Term Care Services/SM/ Rider, will be applied as a loan repayment (or refunded if it is in excess of the loan amount and outstanding interest).


When you send us a loan repayment, we will transfer an amount equal to such repayment from your loan collateral back to the investment options under your policy. First we will restore any amounts that, before being designated as loan collateral, had been in the guaranteed interest option under your policy. We will allocate any additional repayments among the investment options as you instruct; or, if you don't instruct us, in the same proportion as if they were premium payments. However, if the policy guaranteed interest option limitation is in effect, we will limit you from allocating more than a specified percentage of each additional repayment to the guaranteed interest option. Any portion of the additional loan repayment in excess of the limitation amount will be allocated to the variable investment options in proportion to any loan repayment amounts for the variable investment options that you have specified with that loan repayment. Otherwise, the excess will be allocated in proportion to the premium allocation percentages for the variable investment options then in effect. If you have not specified any loan repayment amounts for the variable investment options and if there are no premium allocation percentages for any variable investment options then in effect, any portion of the additional loan repayment in excess of the limitation amount will be refunded to you (except for any minimum amount necessary to keep the policy from terminating, which will be allocated to the guaranteed interest option). The specified percentage limitation on additional loan repayments allocated to the guaranteed interest option can be changed at any time, but it will never be less than 5%. Please see "Appendix II: Policy variations" later in this prospectus for more information.


If you are to receive monthly benefit payments under the Long-Term Care Services/SM/ Rider, a pro rata portion of the loan and accrued loan interest to that date will be deducted from the monthly benefit payment as a loan repayment. This will reduce the monthly payment otherwise payable to you under the rider.

If the extended no lapse guarantee rider or the paid up death benefit guarantee is in effect, any loan repayment allocated to the unloaned portion of the guaranteed interest option will be limited to an amount so that the value in the unloaned portion of the guaranteed interest option does not exceed 25% of the amount that you have in your unloaned policy account value. Any portion of the loan repayment that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts that you specified for that particular loan repayment. If you did not specify, we will allocate that portion of the loan repayment in proportion to the premium allocation percentages or the paid up death benefit guarantee allocation percentages for the variable investment options on record.

LOAN EXTENSION (FOR GUIDELINE PREMIUM TEST POLICIES ONLY)

Loan extension will protect against lapse of your policy due to an outstanding policy loan in certain circumstances. There is no additional charge for the loan extension feature. Your policy will automatically be placed on "loan extension," if at the beginning of any policy month on or following the policy anniversary nearest the insured person's 75th birthday, but not earlier than the 20th policy anniversary, all of the following conditions apply:

..   The net policy account value is not sufficient to cover the monthly deductions then due;

..   The amount of any outstanding policy loan and accrued loan interest is greater than the larger of (a) the current base policy face amount, or
    (b) the initial base policy face amount;

..   You have selected Death Benefit Option A;

..   You have not received a payment under either the living benefits rider or the Long-Term Care Services/SM/ Rider;

..   The policy is not in a grace period; and

..   No current or future distributions will be required to be paid from the policy to maintain its qualification as "life insurance" under the Internal Revenue Code.

When a policy goes on loan extension, all of the following will apply:

..   We will collect monthly deductions due under the policy up to the amount in the unloaned policy account value.

..   Any policy account value that is invested in our variable investment options will automatically be transferred to our guaranteed interest option; and no transfers out of the guaranteed interest option may thereafter be made into any of our variable investment options.

..   Loan interest will continue to accrue and we will send you a notice of any loan interest due on or about each policy anniversary. If the loan interest is not paid when due, it will be added to the outstanding loan balance.

..   No additional loans or partial withdrawals may be requested.

..   No changes in face amount or death benefit option may be requested.

..   No additional premium payments will be accepted. Any payments received will be applied as loan repayments. If a loan repayment is made, the repaid amount will become part of the unloaned guaranteed interest option. Any payment in excess of the outstanding loan balance will be refunded to you.

..   All additional benefit riders and endorsements will terminate, including the Long-Term Care Services/SM/ Rider.

..   The paid up death benefit guarantee if applicable, may not be elected.

..   The policy will not thereafter lapse for any reason.


..   If the policy is on loan extension, the policy guaranteed interest option limitation will not apply.

                             ACCESSING YOUR MONEY

On the policy anniversary when the insured attains age 75 and if such policy has been in force for 20 years, and each month thereafter, we will determine whether the policy is on loan extension. You will be sent a letter explaining the transactions that are allowed and prohibited while a policy is on loan extension. Once a policy is on loan extension, it will remain on loan extension during the lifetime of the insured unless the policy is surrendered.

If your policy is on loan extension, the death benefit payable under the policy is the greatest of (a), (b) and (c):

(a)The greater of the policy account value or the outstanding loan and accrued loan interest on the date of the insured's death, multiplied by a percentage shown in your policy;

(b)The outstanding loan and accrued loan interest, plus $10,000; or

(c)The base policy face amount on the date of death.


Other than as outlined above, all terms and conditions of your policy will continue to apply as if your policy is not on loan extension. Please see "Appendix II: Policy variations" later in this prospectus for more information.


MAKING WITHDRAWALS FROM YOUR POLICY

You may make a partial withdrawal of your net cash surrender value (defined below) at any time after the first year of your policy and before the policy anniversary nearest to the insured's attained age 121, provided the paid up death benefit guarantee is not in effect, the policy is not on loan extension and you are not receiving monthly benefit payments under the Long-Term Care Services/SM/ Rider. The request must be for at least $500, however, and we have discretion to decline any request. If you do not tell us from which investment options you wish us to take the withdrawal, we will use the same allocation that then applies for the monthly deductions we make for charges; and, if that is not possible, we will take the withdrawal from all of your investment options in proportion to your value in each. If you elected the Long-Term Care Services/SM/ Rider and selected death benefit Option A, a partial withdrawal will reduce the current long term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the withdrawal amount. If you selected death benefit Option B, the current long-term care specified amount will not be reduced. See "More information about policy features and benefits: Other benefits you can add by rider: Long-Term Care Services/SM/ Rider" later in this prospectus. We will not deduct a charge for making a partial withdrawal. If the extended no lapse guarantee is in effect, there are limitations on partial withdrawals from the variable investment options and different allocation rules apply. See "Extended No Lapse Guarantee Rider" under "More information about policy features and benefits" later in this prospectus.

--------------------------------------------------------------------------------
YOU CAN WITHDRAW ALL OR PART OF YOUR POLICY'S NET CASH SURRENDER VALUE,
ALTHOUGH YOU MAY INCUR TAX CONSEQUENCES BY DOING SO.
--------------------------------------------------------------------------------

EFFECT OF PARTIAL WITHDRAWALS ON INSURANCE COVERAGE. If the Option A death benefit is in effect, a partial withdrawal results in a dollar-for-dollar automatic reduction in the policy's face amount (and, hence, an equal reduction in the Option A death benefit). We will not permit a partial withdrawal that would reduce the face amount below $100,000, or that would cause the policy to no longer be treated as life insurance for federal income tax purposes.

If death benefit Option B is in effect, a partial withdrawal reduces the death benefit on a dollar for dollar basis, but does not affect the face amount.

The result is different, however, during any time when the alternative death benefit (discussed later in this prospectus) would be higher than the Option A or B death benefit you have selected. In that case, a partial withdrawal will cause the death benefit to decrease by more than the amount of the withdrawal. A partial withdrawal reduces the amount of your premium payments that counts toward maintaining the policy's no lapse guarantee and the extended no lapse guarantee, as well. A partial withdrawal may increase the chance that your policy could lapse because of insufficient value to pay policy charges as they fall due or failure to pass the guarantee premium test for those guarantees.

You should refer to "Tax information" below, for information about possible tax consequences of partial withdrawals and any associated reduction in policy benefits. Also, partial withdrawals are not permitted while the paid up death benefit guarantee is in effect. Please see "Paid up death benefit guarantee" in "More information about policy features and benefits."

SURRENDERING YOUR POLICY FOR ITS NET CASH SURRENDER VALUE

You can surrender (give us back) your policy for its "net cash surrender value" at any time. The net cash surrender value equals your policy account value, minus any outstanding loan and unpaid loan interest, minus any amount of your policy account value that is "restricted" as a result of previously distributed "terminal illness living benefits," and further reduced for any monthly benefit payments made under the Long-Term Care Services/SM/ Rider (see "Other benefits you can add by rider: Long-Term Care Services/SM/ Rider" later in this prospectus), and minus any surrender charge that then remains applicable. The surrender charge is described in "Charges and expenses you will pay" earlier in this prospectus.

Please refer to "Tax information" below for the possible tax consequences of surrendering your policy.

YOUR OPTION TO RECEIVE A TERMINAL ILLNESS LIVING BENEFIT

Subject to our insurance underwriting guidelines and availability in your state, your policy will automatically include our living benefits rider. This feature enables you to receive a portion (generally the lesser of 75% or $500,000) of the policy's death benefit (excluding death benefits payable under certain other policy riders), if the insured person has a terminal illness (as defined in the rider). The maximum aggregate amount of payments that will be paid under this Living Benefits Rider for all policies issued by AXA Equitable or an affiliate company on the life of the same insured person is $500,000. We make no additional charge for the rider, but we will deduct a one-time administrative charge of up to $250 from any living benefit we pay.

If you tell us that you do not wish to have the living benefits rider added at issue, but you later ask to add it, there will be a $100 administrative charge. Also, we will need to evaluate the insurance risk at that time, and we may decline to issue the rider.

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If you receive a living benefit on account of terminal illness , the Long-Term
Care Services/SM/ Rider for chronic illness benefits, if elected and before continuation of coverage under any Nonforfeiture Benefit, will terminate and no further benefits will be payable under the Long-Term Care Services/SM/ Rider. Long-Term Care Services/SM/ Rider charges will also stop. In addition, once you receive a living benefit, you cannot elect the paid up death benefit guarantee and your policy cannot be placed on loan extension. We will deduct the amount of any living benefit we have paid, plus interest (as specified in the rider), from the death benefit proceeds that become payable under the policy if and when the insured person dies. (In your policy we refer to this as a "lien" we establish against your policy.)

When we pay a living benefit, we automatically transfer a pro rata portion of your policy's net cash surrender value to the policy's guaranteed interest option. This amount, together with the interest we charge thereon, will be "restricted"-- that is, it will not be available for any loans, transfers or partial withdrawals that you may wish to make. In addition, it may not be used to satisfy the charges we deduct from your policy's value. We also will deduct these restricted amounts from any subsequent surrender proceeds that we pay.

The receipt of a living benefits payment may qualify for exclusion from income tax. See "Tax information" below. Receipt of a living benefits payment may affect your eligibility for certain government benefits or entitlements.

--------------------------------------------------------------------------------
YOU CAN ARRANGE TO RECEIVE A "LIVING BENEFIT" IF THE INSURED PERSON BECOMES TERMINALLY ILL.
--------------------------------------------------------------------------------

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8. Tax information

--------------------------------------------------------------------------------

This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident and has an insurable interest in the insured. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax advisor.

BASIC INCOME TAX TREATMENT FOR YOU AND YOUR BENEFICIARY

An Incentive Life Legacy(R) II policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code (the "Code") and (b) as long as the investments made by the underlying Portfolios satisfy certain investment diversification requirements under Section 817(h) of the Code. The following discussion assumes that the policies meet these requirements and, therefore, that generally:

..   the death benefit received by the beneficiary under your policy generally will not be subject to federal income tax; and

..   increases in your policy account value as a result of interest or investment experience will not be subject to federal income tax, unless and until there is a distribution from your policy, such as a surrender, a partial withdrawal, loan or a payment to you.

The IRS, however, could disagree with our position such that certain tax consequences could be other than as described. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner. See "Assigning your policy" later in this prospectus. See also special rules below for "Business and employer owned policies," and for the discussion of insurable interest under "Other information."

TAX TREATMENT OF DISTRIBUTIONS TO YOU (LOANS, PARTIAL WITHDRAWALS, AND FULL SURRENDER; IMPACT OF CERTAIN POLICY CHANGES AND TRANSACTIONS)

The federal income tax consequences of a distribution from your policy depend on whether your policy is a "modified endowment contract" (sometimes also referred to as a "MEC"). In all cases, however, the character of any income described below as being taxable to the recipient will be ordinary income (as opposed to capital gain).

TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. Your policy will be a "modified endowment contract" if, at any time during the first seven years of your policy, you have paid a cumulative amount of premiums that exceeds the cumulative seven-pay limit. The cumulative seven-pay limit is the amount of premiums that you would have paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid up future benefits after the payment of seven equal annual premiums. ("Paid up" means that no future premiums would be required.) This is called the "seven-pay" test.

Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the policy account value at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option, a requested increase in the policy's face amount or certain other changes.

If your policy's benefits are reduced during its first seven years (or within seven years after a material change), the seven-pay limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a requested decrease in face amount, the termination of additional benefits under a rider or, in some cases, a partial withdrawal or a change in death benefit option.) If the premiums previously paid are greater than the recalculated (lower) seven-pay limit, the policy will become a modified endowment contract.

A life insurance policy that you receive in exchange for a modified endowment contract will also be considered a modified endowment contract.

In addition to the above premium limits for testing for modified endowment status, federal income tax rules must be complied with in order for it to qualify as life insurance. Changes made to your policy, for example, a decrease in face amount (including any decrease that may occur as a result of a partial withdrawal), a change in death benefit option, or other decrease in benefits may impact the maximum amount of premiums that can be paid, as well as the maximum amount of policy account value that may be maintained under the policy. If you have elected the cash value accumulation test, such changes may also impact the maximum amount of cash surrender value that may be maintained under the policy. In some cases, a change may cause us to take current or future action in order to assure that your policy continues to qualify as life insurance, including distribution of amounts to you that may be includible as income. These tax rules may also result in a higher death benefit applying not withstanding a requested decrease in face amount. See "Changes we can make" later in this prospectus.

TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT. As long as your policy remains in force as a non-modified endowment contract, policy loans will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan will generally not be tax deductible, although interest credited on loan collateral may become taxable under the rules below if distributed. Also, see below for taxation of loans upon surrender or termination of your policy.

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                                TAX INFORMATION

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If you make a partial withdrawal after the first 15 years of your policy, the proceeds will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your policy that were not taxable.) During the first 15 years, however, the proceeds from a partial withdrawal could be subject to federal income tax, under a complex formula, to the extent that your policy account value exceeds your basis.

Upon full surrender, any amount by which the proceeds we pay (including amounts we use to discharge any policy loan and unpaid loan interest) exceed your basis in the policy will be subject to federal income tax. IN ADDITION, IF A POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN-OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION AND COULD BE SUBJECT TO TAX UNDER THE FOREGOING RULES. Finally, if you make an assignment of rights or benefits under your policy, you may be deemed to have received a distribution from your policy, all or part of which may be taxable.


POLICY LOANS. Policy loans can cause taxable income upon the termination of a policy with no cash payout. In the case of a surrender, the loan amount is taken into account in determining any taxable amount and such income can also exceed the payment received. These events can occur from potential situations which include: (1) amount of outstanding policy debt (loans taken plus unpaid interest amounts added to the outstanding loan) at or near the maximum loan value; (2) unfavorable investment results affecting your policy account value;
(3) increasing monthly policy charges due to increasing attained ages of the insured; (4) high or increasing amount of insurance risk, depending on death benefit option and changing account value; and (5) increasing policy loan rates if an adjustable policy loan rate is in effect.

Ideally a policy loan form will be paid from income tax free death benefit proceeds if your policy is kept in force until the death of the insured. To avoid policy terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your policy in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a policy loan. If you take a policy loan, you should monitor the status of your policy with your financial representative and your tax advisor at least annually, and take appropriate preventative action. As indicated above, in the case of a policy that is a modified endowment contract ("MEC"), any loan will be treated as a distribution when made, and thus may be taxable at such time.


TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT. Any distribution from your policy will be taxed on an "income-first" basis if your policy is a modified endowment contract. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or withdrawal. Any such distributions will be considered taxable income to you to the extent your policy account value exceeds your basis in the policy. (For modified endowment contracts, your basis is similar to the basis described above for other policies, except that it also would be increased by the amount of any prior loan under your policy that was considered taxable income to you.)

For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by AXA Equitable (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year are treated as if they were a single contract.

A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply to (i) taxpayers whose actual age is at least 59 1/2,
(ii) distributions in the case of a disability (as defined in the Code) or
(iii) distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

IF YOUR POLICY TERMINATES AFTER A GRACE PERIOD, THE EXTINGUISHMENT OF ANY THEN OUTSTANDING POLICY LOAN AND UNPAID LOAN INTEREST WILL BE TREATED AS A DISTRIBUTION (to the extent the loan was not previously treated as such) and could be subject to tax, including the 10% penalty tax, as described above. In addition, upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

Distributions that occur during a year of your policy in which it becomes a modified endowment contract, and during any subsequent years, will be taxed as described in the four preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


POLICY CHANGES. Changes made to a life insurance policy, for example, a decrease in benefits, a Death Benefit Option change, or the termination or restoration of a terminated policy, may have other effects on your policy, including impacting the maximum amount of premiums that can be paid under the policy. In some cases, this may cause us to take action in order to assure your policy continues to qualify as life insurance, including distribution of amounts that may be includable as income. This action may be required under the tax law even though the policy may not be sufficiently funded to keep it in force for a desired duration. In some cases, premium payments for a policy year could be limited to the amount needed to keep the policy in force until the end of the policy year. You should carefully go over the implications of any policy changes with your advisor before making a change.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

TAX TREATMENT OF LIVING BENEFITS RIDER OR LONG-TERM CARE SERVICES/SM/ RIDER UNDER A POLICY WITH THE APPLICABLE RIDER

LIVING BENEFITS RIDER. Amounts received under an insurance policy on the life of an individual who is terminally ill, as defined by

                                TAX INFORMATION
the tax law, are generally excludable from gross income as an accelerated death benefit. We believe that the benefits provided under our living benefits rider meet the tax law's definition of terminally ill under section 101(g) of the Code and can qualify for this income tax exclusion.

If the owner and the insured person are not the same, the exclusion for accelerated death benefits for terminal illness or a chronic illness does not apply if the owner (taxpayer) has an insurable interest with respect to the life of the insured person by reason of the insured person being an officer, employee or director of the taxpayer or by reason of the insured person being financially interested in any trade or business carried on by the taxpayer.

LONG-TERM CARE SERVICES/SM/ RIDER. Benefits received under the Long-Term Care Services/SM/ Rider are intended to be treated, for Federal income tax purposes, as accelerated death benefits under the Code on the life of a chronically ill insured person receiving qualified long-term care services within the meaning of section 7702B of the Code. The benefits are intended to qualify for exclusion from income subject to the limitations of the Code with respect to a particular insured person. Receipt of these benefits may be taxable and may reduce your investment in the policy. Generally income exclusion for all long-term care type payments from all sources with respect to an insured person will be limited to the higher of the Health Insurance Portability and Accountability Act ("HIPAA") per day limit or actual costs incurred by the taxpayer on behalf of the insured person.

The Long-Term Care Services/SM/ Rider is intended to be a qualified long-term care insurance contract under section 7702B(b) of the Code. Charges for the Long-Term Care Services/SM/ Rider are generally not considered deductible for income tax purposes. Assuming the rider qualifies as intended, charges will reduce your investment in the policy for income tax purposes (but not below zero) but will not be taxable. Please see "Policy variations" and "State policy availability and/or variations of certain features and benefits" Appendices later in this prospectus for more information on previously issued riders and state variations.

Any adjustments made to your policy death benefit, face amount and other values as a result of Long-Term Care Services/SM/ Rider benefits paid will also generally cause us to make adjustments with respect to your policy under federal income tax rules for testing premiums paid, your tax basis in your policy, your overall premium limits and the seven-pay period and seven-pay limit for testing modified endowment contract status.

It is not clear whether the exclusion for accelerated death benefits on account of chronically-ill insureds applies to benefits under a qualified long-term care insurance policy for owners whose insurable interests arise from business-type policies. Please see "Policy variations" and "State policy availability and/or variations of certain features and benefits" Appendices later in this prospectus for more information on previously issued riders and state variations.

UNDER EITHER RIDER, if the owner and insured person are not the same, other tax considerations may also arise in connection with a transfer of benefits received to the insured person, for example, gift taxes in personal settings, compensation income in the employment context and inclusion of life insurance policy proceeds for estate tax purposes in certain trust owned situations. Under certain conditions, a gift tax exclusion may be available for certain amounts paid on behalf of a donne to the provider of medical care.

BUSINESS AND EMPLOYER OWNED POLICIES

Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax law imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. A recent proposal, if enacted, could narrow the exception to 20% owners unless the policy is grandfathered.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is

                                TAX INFORMATION
determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

REQUIREMENT THAT WE DIVERSIFY INVESTMENTS

Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure to comply with these regulations would disqualify your policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on any income and gains under the policy and the death benefit proceeds would lose their income tax-free status. These consequences would continue for the period of the disqualification and for subsequent periods. Through the Portfolios, we intend to comply with the applicable diversification requirements, though no assurances can be given in this regard.

ESTATE, GIFT, AND GENERATION-SKIPPING TAXES

If the policy's owner is the insured person, the death benefit will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, and the owner dies before the insured person, the value of the policy would be includable in the owner's estate. If the owner is neither the insured person nor the beneficiary, the owner will be considered to have made a gift to the beneficiary of the death benefit proceeds when they become payable.


In general, a person will not owe estate or gift taxes until gifts made by such person, plus that person's taxable estate, total at least $5 million indexed for inflation ($5.340 million in 2014). A portability rule generally permits a surviving spouse to elect to carryover the unused portion of their deceased spouse's exclusion amount.

Certain amounts may be deductible or excludable, such as gifts and bequests to a person's spouse or charitable institutions, as well as for certain gifts per recipient per year ($14,000 for 2014, indexed for inflation).


As a general rule, if you make a "transfer" to a person two or more generations younger than you, a generation-skipping tax may be payable. Generation-skipping transactions would include, for example, a case where a grandparent "skips" his or her children and names his or her grandchildren as a policy's beneficiaries. In that case, the generation-skipping "transfer" would be deemed to occur when the insurance proceeds are paid. The generation-skipping tax rates are similar to the maximum estate tax rates in effect at the time. Individuals are generally allowed an aggregate generation-skipping tax exemption of the same $5 million amount discussed above for estate and gift taxes, but without portability.

The particular situation of each policy owner, insured person or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of federal estate, gift and generation-skipping taxes, as well as state and local estate, inheritance and other taxes. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.

If this policy is being purchased pursuant to a split-dollar arrangement, you should also consult your tax advisor for advice concerning the effect of IRS Notice 2002-8 and recent proposed and final regulations regarding split-dollar arrangements on your split-dollar arrangement. The transition and grandfathering rules, among other items, should be carefully reviewed. A material modification to an existing arrangement may result in a change in tax treatment.

PENSION AND PROFIT-SHARING PLANS

There are special limits on the amount of insurance that may be purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) or 403 of the Code. In addition, the federal income tax consequences will be different from those described in this prospectus. These rules are complex, and you should consult a qualified tax advisor.

SPLIT-DOLLAR AND OTHER EMPLOYEE BENEFIT PROGRAMS

Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. Employees may have imputed income for the value of any economic benefit provided by the employer. There may be other tax implications, as well. It is possible that certain split-dollar arrangements may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subjects such plans to new requirements. Further certain split-dollar arrangements may come within the rules for business and employer owned policies. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

In 2002 the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ERISA

Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement

                                TAX INFORMATION

Income Security Act of 1974. There may also be other implications. You should consult a qualified legal advisor.


NEW 3.8 % TAX ON NET INVESTMENT INCOME OR "NII". The new 3.8% Medicare tax on certain unearned income of taxpayers whose adjusted incomes exceed certain thresholds applies to all or part of a taxpayer's NII. As currently interpreted under IRS guidelines, NII includes the taxable portion of an annuitized payment from a life insurance contract. It has not been defined to include taxable amounts from partial withdrawals, surrenders or lapses of life insurance policies subject to loans. You should consult your tax advisor as to the applicability of this tax to you.


OUR TAXES

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

WHEN WE WITHHOLD TAXES FROM DISTRIBUTIONS


Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules.

Special withholding rules apply to United States citizens residing outside of the United States, foreign recipients, and certain U.S. entity recipients which are treated as foreign because they fail to document their U.S. status before payment is made. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to United States persons living abroad and non-United States persons (including U.S. entities treated as foreign) prior to processing any requested transaction. For Puerto Rico and other jurisdictions, income is considered U.S. - source income. We anticipate requiring owners or beneficiaries of annuity contracts in Puerto Rico which are not individuals to document their status to avoid 30% FATCA withholding from U.S. - source income beginning in 2014.

Even though this section in the Prospectus discusses consequences to United States individuals, you should be aware that the Foreign Account Tax Compliance Act (FATCA) which applies beginning in 2014 to certain U.S. - source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are directed at foreign entities, but presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. For this reason, AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments, beginning in 2014. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


POSSIBILITY OF FUTURE TAX CHANGES AND OTHER TAX INFORMATION

The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies or increase the taxes we pay in connection with such policies. This could include special rules for tax-exempt entities as well as for corporate or business use of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform announced its tax reform options several years ago. These options make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. Some areas of possible future guidance include new rules for testing for policies issued on a special risk class basis. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.

State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change or change in interpretation. Any changes in federal, state, local or foreign tax law or interpretations could have a retroactive effect both on our taxes and on the way your policy is taxed or the tax benefit of life insurance policies. As explained later under "Cost of insurance charge," the policy charges and tax qualification are based upon 2001 Commissioner's Standard Ordinary (CSO) tables. New tables may be developed in the future and apply to new policies. Certain safe harbors may be available under federal tax rules to permit certain policy changes without losing the ability to use 2001 CSO based tables for testing. If we determine that certain future changes to your policy would cause it to lose its ability to be tax tested under the 2001 CSO mortality tables, we intend to refuse such transactions which might have otherwise been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 2001 CSO based tables.

OTHER INFORMATION

There are a number of tax benefits associated with variable life insurance policies. For tax benefits to be available, the policy owner must have an insurable interest in the life of the insured under applicable

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                                TAX INFORMATION
state laws. Requirements may vary by state. A failure can, among other consequences, cause the policy owner to lose anticipated favorable federal tax treatment generally afforded life insurance.

For tax benefits to continue, the policy must continue to qualify as life insurance. We reserve the right to restrict transactions that we determine would cause your policy to fail to qualify as life insurance under federal tax law. We also reserve the right to decline to make any change that may cause your policy to lose its ability to be tested for federal income tax purposes under the 2001 Commissioners Standard Ordinary Mortality Tables.

In addition to other requirements, federal tax law requires that the insurer, and not the policy owner, have control of the underlying investment assets for the policy to qualify as life insurance.

You may make transfers among Portfolios of the Separate Account, but you may not direct the investments each Portfolio makes. If the IRS were to conclude that you, as the investor, have control over these investments, then the policy would no longer qualify as life insurance. You would be treated as the owner of separate account assets and be currently taxed on any income or gain the assets generate.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a policy owner can have too much investor control if the variable life policy offers a large number of investment options in which to invest policy account values and/or the ability to make frequent transfers available under the policy. Although the Treasury Department announced several years ago that it would provide formal guidance on this issue, guidance as of the date of this prospectus has been limited. We do not know if the IRS will provide any further guidance on the issue. If guidance is provided, we do not know if it would apply retroactively to policies already in force.

We believe that our variable life policies do not give policy owners investment control over the investments underlying the various investment options; however, the IRS could disagree with our position. The IRS could seek to treat policy owners with a large number of investment options and/or the ability to freely transfer among investment options as the owners of the underlying Portfolio's shares. Accordingly, we reserve the right to modify your policy as necessary to attempt to prevent you from being considered the owner of your policy's proportionate share of the assets of the Separate Account.

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                                TAX INFORMATION

9. More information about policy features and benefits

--------------------------------------------------------------------------------

GUARANTEE PREMIUM TEST FOR NO LAPSE GUARANTEES

We offer two guarantees against policy lapse that depend on your having paid specified amounts of premiums. We refer to these guarantees as our "no lapse guarantee" and our optional "extended no lapse guarantee rider" and you can read more about them in "You can guarantee that your policy will not terminate before a certain date" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this Prospectus. You can also read more about our extended no lapse guarantee rider in "Extended No Lapse Guarantee Rider" later in this section.

GUARANTEE PREMIUM TEST. If your net policy account value is not sufficient to pay a monthly deduction that has become due, we check to see if the cumulative amount of premiums that you have paid to date less any partial withdrawals (also known as the actual premium fund value) at least equals the cumulative guarantee premiums due to date for either the no lapse guarantee or extended no lapse guarantee rider and guarantee premiums for any optional benefit riders (also known as the no lapse guarantee premium fund value). If it does, your policy will not lapse, provided that any policy loan and accrued loan interest does not exceed the policy account value and provided that one of the guarantees is still in effect.

GUARANTEE PREMIUMS. The amounts of the monthly guarantee premiums for the no lapse guarantee are set forth in your policy. The amounts of the monthly guarantee premiums for any elected extended no lapse guarantee rider are set forth in your policy if your death benefit option is Option A. The guarantee premiums are actuarially determined at policy issuance and depend on the age and other insurance risk characteristics of the insured person, as well as the amount of the coverage and additional features you select. The guarantee premiums may change if, for example, the face amount of the policy or the long-term care specified amount changes, or a rider is eliminated, or if there is a change in the insured person's risk characteristics. We will send you a new policy page showing any change in your guarantee premiums. Any change will be prospective only, and no change will extend a no lapse guarantee period or the extended no lapse guarantee period beyond its original number of years.

PAID UP DEATH BENEFIT GUARANTEE

Subject to our approval, you may elect the "paid up" death benefit guarantee at any time after the fourth year. This benefit provides an opportunity to lock in all or a portion of your policy's death benefit without making additional premium payments. Also, this benefit may be attractive to you if you are concerned about the impact of poor future investment performance or increases in policy charges on your policy's death benefit and potential policy lapse. You may elect this benefit provided:

..   the insured's attained age is not more than 120;

..   you have death benefit Option A in effect (see "About your life insurance benefit" in "Risk/benefit summary: Policy features, benefits and risks," earlier in this prospectus);

..   we are not waiving monthly charges under the terms of a disability waiver rider;

..   you have not received any payment under a living benefits rider or under the Long-Term Care Services/SM/ Rider;

..   the policy is not in default or in a grace period as of the date of the paid up death benefit guarantee;

..   the policy account value after the deduction of any proportionate surrender charge would not be less than any outstanding policy loan and accrued loan interest;

..   the policy is not on loan extension. (For more information about loan extension, see "Accessing your money" earlier in this prospectus;

..   the election would not reduce the face amount (see below) below $100,000;

..   no current or future distribution from the policy will be required to maintain its qualification as life insurance under the Internal Revenue Code; and

..   You agree to reallocate your fund values to the guaranteed interest option and the AXA Strategic Allocation Series investment options. We reserve the right to change the investment options available to you under the paid up death benefit guarantee. (See "Restrictions on allocations and transfers" below).

The effective date of the paid up death benefit guarantee will be the beginning of the policy month that next follows the date we approve your request. On the effective date of this guarantee, all additional benefit riders and endorsements will automatically terminate, except for any charitable legacy rider or living benefits rider providing benefits for terminal illness. The policy's net cash surrender value after the paid up death benefit guarantee is in effect will equal the policy account value, less any applicable surrender charges and any outstanding policy loan and accrued loan interest. The policy death benefit will be Option A. We will continue to deduct policy charges from your policy account value. As explained below, electing the paid up death benefit guarantee may reduce your policy's face amount, which in turn may result in the deduction of a surrender charge. You can request a personalized illustration that will show you how your policy face amount could be reduced and values could be affected by electing the paid up death benefit guarantee.

If you elect the paid up death benefit guarantee, the Long-Term Care Services/SM/ Rider will automatically terminate subject to any Nonforfeiture Benefit, if elected.

Our paid up death benefit guarantee is not available if you received monthly benefit payments under the Long-Term Care Services/SM/ Rider before continuation of coverage under any Nonforfeiture Benefit. Please see Appendix II later in this prospectus for rider variations.

POSSIBLE REDUCTION OF FACE AMOUNT. The face amount of your policy after this guarantee is elected is the lesser of (a) the face

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




amount immediately before the election or (b) the policy account value on the effective date of the election divided by a factor based on the then age of the insured person. The factors are set forth in your policy. As a general matter, the factors change as the insured person ages so that, if your policy account value stayed the same, the result of the calculation under clause (b) above would be lower the longer your policy is in force. We will decline your election if the new face amount would be less than $100,000.

If electing the paid up death benefit guarantee causes a reduction in face amount, we will deduct the same portion of any remaining surrender charge as we would have deducted if you had requested that decrease directly (rather than electing the paid up death benefit guarantee). (See "Risk/benefit summary:
Charges and expenses you will pay" earlier in this prospectus.) In certain cases, a reduction in face amount may cause a policy to become a modified endowment contract. See "Tax treatment of distributions to you (loans, partial withdrawals, and full surrender)" under "Tax information."

RESTRICTIONS ON ALLOCATIONS AND TRANSFERS. While the paid up death benefit guarantee is in effect, you will be restricted as to the investment options available to you under the policy and the amounts that can be allocated to the guaranteed interest option. You will be able to allocate up to 25% of your unloaned policy account value to the guaranteed interest option. Currently, the remainder of your unloaned policy account value must be allocated among the AXA Strategic Allocation Series investment options. (See "About the Portfolios of the Trusts" for the listing of AXA Strategic Allocation Series investment options.) When you elect the paid up death benefit guarantee, we require that you provide us with new allocation instructions. In the absence of these instructions, we will be unable to process your request.

Also, transfers from one or more of our AXA Strategic Allocation Series investment options into the guaranteed interest option will not be permitted if such transfer would cause the value of your guaranteed interest option to exceed 25% of your total unloaned policy account value. Loan repayments allocated to your guaranteed interest option will be limited to an amount that would not cause the value in your guaranteed interest option to exceed 25% of your total unloaned policy account value. If the value in your guaranteed interest option already exceeds 25% of your total unloaned policy account value (including the repayment), no portion of the repayment will be allocated to the guaranteed interest option. Any portion of the loan repayment that is not allocated to the guaranteed interest option will be allocated in proportion to the loan repayment amounts for the variable investment options you have specified. If we do not have instructions, we will use the allocation percentages for the variable investment options you specified when you elected the paid up death benefit guarantee or the most recent instructions we have on record. These restrictions would be lifted if the paid up death benefit guarantee is terminated.


If the policy guaranteed interest option limitation is in effect at the time you elect the paid up death benefit guarantee, it will no longer apply while the paid up death benefit guarantee remains in effect. The limitation amounts applicable under the paid up death benefit guarantee may permit you to allocate different amounts into the guaranteed interest option. Please see "Appendix II:
Policy variations" later in this prospectus for more information.


OTHER EFFECTS OF THIS GUARANTEE. After you have elected the paid up death benefit guarantee, you may request a policy loan, make a loan repayment or transfer policy account value among the guaranteed interest option and variable investment options, subject to our rules then in effect. The following transactions, however, are not permitted when this guarantee is in effect:

..   premium payments

..   partial withdrawals

..   changes to the policy's face amount or death benefit option

..   any change that would cause the policy to lose its current or future qualification as life insurance under the Internal Revenue Code or require a current or future distribution from the policy to avoid such disqualification. (See "Tax treatment of distributions to you" under "Tax information" earlier in this prospectus.)

TERMINATION OF THIS GUARANTEE. You may terminate the paid up death benefit guarantee by written request to our Administrative Office. If terminated, the policy face amount will not change. However, premiums may be required to keep the policy from lapsing. If the guarantee terminates due to an outstanding loan and accrued loan interest exceeding the policy account value, a payment will be required to keep the policy and the guarantee in force pursuant to the policy's grace period provision. The guarantee will also terminate if we make payment under the living benefits rider or the Long-Term Care Services/SM/ Rider. If the guarantee terminates for any reason, it cannot be restored at a later date.

OTHER BENEFITS YOU CAN ADD BY RIDER

When you purchase this policy, you may be eligible for the following other optional benefits we currently make available by rider:

..   extended no lapse guarantee -- Described below.

..   Long-Term Care Services/SM/ Rider -- Described below.

..   disability deduction waiver -- This rider waives the monthly charges from the policy account value if the insured is totally disabled, as defined in the rider, for at least six consecutive months and the disability began prior to the policy anniversary nearest the insured's 60th birthday. If total disability begins on or after this date, the monthly charges are waived to the earlier of the policy anniversary nearest the insured's age 65 or the termination of disability. Issue ages are 0-59. However coverage is not provided until the insured's fifth birthday. The maximum amount of coverage is $3,000,000 for all AXA Equitable and affiliates' policies in-force and applied for.

..   option to purchase additional insurance -- This rider allows you to purchase a new policy for the amount of the option, on specific dates, without evidence of insurability. The minimum option amount is $25,000 and the maximum amount is $100,000. Issue ages are 0-37. The maximum amount of coverage is $100,000 for all AXA Equitable and affiliates' policies in-force and applied for.

..   children's term insurance -- This rider provides term insurance on the lives of the insured's children, stepchildren and legally adopted children who are between the ages of 15 days to 18 years. The insured under the base policy must be between the ages of 17 and 55. The maximum amount of coverage is $25,000 for all AXA Equitable and affiliates' policies in-force and applied for.

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..   charitable legacy rider-Described below.

We add the following benefits automatically at no charge to each eligible policy:

..   substitution of insured person rider -- (see "You can change your policy's insured person" under "More information about procedures that apply to your policy.")

..   living benefits rider -- (see "Your option to receive a terminal illness living benefit" under "Accessing your money.")

..   paid up death benefit guarantee -- (see "Paid up death benefit guarantee"
    earlier in this section).

..   loan extension endorsement -- (see "Loan extension (for guide- line premium test policies only)" under "Accessing your money.")

AXA Equitable or your financial professional can provide you with more information about these riders. Some of these benefits may be selected only at the time your policy is issued. Some benefits are not available in combination with others or may not be available in your state. The riders provide additional terms, conditions and limitations, and we will furnish samples of them to you on request. We can add, delete, or modify the riders we are making available, at any time before they become effective as part of your policy.

See also "Tax information" earlier in this prospectus for certain possible tax consequences and limitations of deleting riders or changing the death benefits under a rider.


EXTENDED NO LAPSE GUARANTEE RIDER. An optional rider may be elected at issue subject to our underwriting requirements that provides for a longer no lapse guarantee period than the one in your base policy. The chart below details the issue age and extended no lapse guarantee period for the rider. The policy guaranteed interest option will not apply while the extended no lapse guarantee rider remains in effect. The limitation amounts applicable under the extended no lapse guarantee rider may permit you to allocate different amounts into the guaranteed interest option. Please see "Appendix II: Policy variations" later in this prospectus for more information.


------------------------------------------------
ISSUE AGE  EXTENDED NO LAPSE GUARANTEE PERIOD
------------------------------------------------
 0-35      40 years from issue age

 36-45     Period extends until attained age 75

 46-60     30 years from issue age

 61-70     Period extends until attained age 90
------------------------------------------------

If you elect this rider at issue, the investment options available to you will be restricted to the guaranteed interest option and the AXA Strategic Allocation Series investment options. You must provide proper allocation instructions at the time you apply for this policy in order to have your policy issued with this rider.

This rider, while in force, will prevent your policy from lapsing provided that all of the following conditions apply:

..   The rider has not terminated;

..   The guarantee premium test for no lapse guarantees has been satisfied (see
    "Guarantee premium test for no lapse guarantees" under "More information about policy features and benefits");

..   The death benefit option under the policy has been Option A since it was issued; and

..   Any policy loan and accrued loan interest does not exceed the policy account value.

The monthly cost of this rider varies based on the individual characteristics of the insured and the face amount of the policy. A change to the policy's face amount may affect the cost of this rider. See "Risk/benefit summary: Charges and expenses you will pay" for more information on the charges we deduct for this rider. The rider will terminate upon our receipt of your written request to terminate or on the effective date of a change to death benefit Option B during the extended no lapse guarantee period. This rider cannot be reinstated once terminated.

At issue and while the rider is in effect, we currently limit your investment options under the policy to the AXA Strategic Allocation Series investment options and the guaranteed interest option. We also limit your premium allocations, transfers from the variable investment options to the guaranteed interest option and partial withdrawals from the variable investment options, as described below and loan repayments as described in "Accessing your money" earlier in this prospectus.

.. PREMIUM ALLOCATIONS. You may instruct us to allocate up to 25% of your net premiums to the guaranteed interest option. The net premiums allocated to the guaranteed interest option will be limited to an amount so that the value in the guaranteed interest option does not exceed 25% of your total unloaned policy account value. Any portion of a net premium that we cannot allocate to the guaranteed interest option will be allocated to the variable investment options in proportion to any amounts for the variable investment options that you specified for that particular premium. If you did not specify, we will allocate that portion of the net premium in proportion to the premium allocation instructions for the variable investment options on record.

.. TRANSFERS FROM THE VARIABLE INVESTMENT OPTIONS TO THE GUARANTEED INTEREST OPTION. You may make a transfer from one or more of the variable investment options to the guaranteed interest option as long as the transfer would not cause your value in the guaranteed interest option to exceed 25% of the total unloaned policy account value. Otherwise, we will reject the transfer request. If, at the time of a transfer request, the value of the guaranteed interest option already makes up 25% or more of your total unloaned policy account value, we will reject the transfer.

.. PARTIAL WITHDRAWALS FROM THE VARIABLE INVESTMENT OPTIONS. Partial withdrawals from the variable investment options will be limited to an amount that will not result in your value in the guaranteed interest option exceeding 25% of your total unloaned policy account value. Any portion of the partial withdrawal not taken from the variable investment options will be taken from the guaranteed interest option. If you tell us how much of the partial withdrawal is to come from the values in each of your variable investment options, the total amount taken from the variable investment options will be divided among investment options in proportion to the amounts to be withdrawn from the investment options as you have specified. If you do not tell us, or if we are unable to make the withdrawal in this manner, the amount taken from the variable investment options will be divided among all of your variable investment options in proportion to your values in each.

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.. RIDER TERMINATION. The extended no lapse guarantee rider will terminate on the earliest of the following:

   -- the date your policy ends without value at the end of a grace period;

   -- the date you surrender your policy;

   -- the expiration date of the extended no lapse guarantee period shown in your policy;

   -- the effective date of a change to death benefit Option B, during the extended no lapse guarantee period;

   -- the effective date of the election of the paid up death benefit guarantee;

   -- the date that a new insured person is substituted for the original insured person;

   -- the effective date of a requested increase in face amount during the extended no lapse guarantee period and after attained age 70 of the insured;

   -- the date the policy goes on loan extension; or

   -- the beginning of the policy month that coincides with or next follows the date we receive your written request to terminate the rider.

This rider cannot be reinstated once it has been terminated.

LONG-TERM CARE SERVICES/SM/ RIDER. (PLEASE SEE APPENDICES II AND III LATER IN THIS PROSPECTUS FOR RIDER VARIATIONS). The rider provides for the acceleration of all or part of the policy death benefit as a payment each month as a result of the insured person being a chronically ill individual who is receiving qualified long-term care services in accordance with a plan of care./(1)/ Benefits accelerated under this rider will be treated as a lien against the policy death benefit unless benefits are being paid under the optional Nonforfeiture Benefit. While this rider is in force and before any continuation of coverage under the optional Nonforfeiture Benefit, if elected, policy face amount increases and death benefit option changes from Option A to Option B are not permitted.

An individual qualifies as "chronically ill" if he has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.

Benefits are payable once we receive: 1) a written certification from a U.S. licensed health care practitioner that the insured person is a chronically ill individual and is receiving qualified long-term care services in accordance with a plan of care; 2) proof that the "elimination period," as discussed below, has been satisfied; and 3) written notice of claim and proof of loss in a form satisfactory to us. In order to continue monthly benefit payments, we require recertification by a U.S. licensed health care practitioner every twelve months from the date of the initial or subsequent certification that the insured person is still a chronically ill individual receiving qualified long-term care services in accordance with a plan of care. Otherwise, unless earlier terminated due to a change in status of the insured or payout of the maximum total benefit amount, benefit payments will terminate at the end of the twelve month period. We also, at our own expense, may have the insured person examined as often as we may reasonably require during a period of coverage. This rider may not cover all of the costs associated with long-term care services during the insured person's period of coverage.

The monthly rate charged for this rider varies based on the insured person's sex, issue age, class of risk and tobacco user status, as well as the benefit percentage selected and whether you selected the rider with or without the optional Nonforfeiture Benefit. See "Risk/benefit summary: Charges and expenses you will pay" earlier in this prospectus for more information on the charges we deduct for this rider.

If the net policy value is insufficient to cover the total monthly deductions for the base policy and any riders while benefits under this rider are being paid, we will not lapse the policy. While monthly benefits under the Long-Term Care Services/SM/ Rider are being paid, we will waive the monthly charge for the Long-Term Care Services/SM/ Rider.

We will pay up to the maximum total benefit for qualified long-term care services for the insured person for the duration of a period of coverage. During any period of coverage, the maximum total benefit is determined as of the first day of that period of coverage.

For policies with death benefit Option A, the maximum total benefit is equal to the current long-term care specified amount. For policies with death benefit Option A, the initial long term care specified amount is equal to the face amount of the base policy at issue multiplied by the acceleration percentage. You can select an acceleration percentage between 20% and 100%, subject to the minimum initial long-term care specified amount of $100,000.

For policies with death benefit Option B, the maximum total benefit is equal to the current long-term care specified amount, plus the policy account value. For policies with death benefit Option B, the initial long term care specified amount is equal to the face amount of the base policy multiplied by 100%. You do not select an acceleration percentage.

During any Period of coverage (see below), the maximum Total Benefit is determined as of the first day of that Period of coverage.

The initial long-term care specified amount may change due to subsequent policy transactions and will be reduced at the end of a period of coverage to reflect benefits paid during that period of coverage. Any request for a decrease in the policy face amount may reduce the current long-term care specified amount to an amount equal to the lesser of: (a) the new policy face amount multiplied by the acceleration percentage selected, or (b) the long-term care specified amount immediately prior to the face amount decrease. If you selected death benefit Option A, any partial withdrawal will reduce the current long-term care specified amount by the amount of the withdrawal, but not to less than the policy account value minus the amount of the withdrawal. If you selected death benefit Option B, the current long-term care specified amount will not be reduced.

-------------
(1)For a more complete description of the terms used in this section and conditions of this rider please consult your rider policy form

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The maximum monthly benefit is the maximum amount we or an affiliated company will pay in a month for qualified long-term care services for the insured person. Affiliates include AXA Equitable Life and Annuity Company, MONY Life Insurance Company, MONY Life Insurance Company of America, and U.S. Financial Life Insurance Company. The maximum monthly benefit payment amount that you can purchase from the issuer and its affiliates is limited to $50,000 per month, per insured person. At issue, the maximum monthly benefit is equal to the long-term care specified amount multiplied by the benefit percentage selected. After that, the maximum monthly benefit is equal to the maximum total benefit as of the first day of the first period of coverage, or on the date coverage under the Nonforfeiture Benefit begins, if earlier, multiplied by the benefit percentage selected.

Each month, the monthly benefit payment (a portion of which will be applied to repay any outstanding policy loan) for qualified long-term care services for the insured person is the lesser of:

1. the maximum monthly benefit (or lesser amount as requested, however, this may not be less than $500); or

2. the monthly equivalent of 200% of the per day limit allowed by the Health Insurance Portability and Accountability Act or "HIPAA." (We reserve the right to increase this percentage.) To find out the current per day limit allowed by HIPAA, go to www.irs.gov. We may also include this information in your policy's annual report.

We will pay a proportionate amount of the monthly benefit payment for services rendered for less than a full month.

When benefits are paid under this rider, we establish an accumulated benefit lien. This accumulated benefit lien amount will equal the cumulative amount of rider benefits paid (including any loan repayments) during a period of coverage. We deduct the accumulated benefit lien amount from the base policy death benefit if the insured person dies before the end of a period of coverage. We also reduce the cash surrender value, as described below.

.. ELIMINATION PERIOD. The Long-Term Care Services/SM/ Rider has an elimination period that is the required period of time while the rider is in force that must elapse before any benefit is available to the insured person under this rider. The elimination period is 90 days, beginning on the first day of any qualified long-term care services that are provided to the insured person. Generally, benefits under this rider will not be paid until the elimination period is satisfied, and benefits will not be retroactively paid for the elimination period. The elimination period can be satisfied by any combination of days of a long-term care facility stay or days of home health care. The days do not have to be continuous, but the elimination period must be satisfied within a consecutive period of 24 months starting with the month in which such services are first provided. If the elimination period is not satisfied within this time period, you must submit a new claim for benefits under this rider. This means that a new elimination period of 90 days must be satisfied within a new 24 month period. The elimination period must be satisfied only once while this rider is in effect.

.. PERIOD OF COVERAGE. The period of coverage is the period of time during which the insured person receives services that are covered under the Long-Term Care Services/SM/ Rider and for which benefits are payable. This begins on the first day covered services are received after the end of the elimination period. A period of coverage will end on the earliest of the following dates:

1. the date we receive the notice of release which must be sent to us when the insured person is no longer receiving qualified long-term care services;

2. the date we discover the insured person is no longer receiving Qualified Long-Term Care Services in accordance with the Plan of Care written for that Period of Coverage;

3. the date you request that we terminate benefit payments under this rider;

4. the date the accumulated benefit lien amount equals the maximum total benefit (or if your coverage is continued as a Nonforfeiture benefit, the date the maximum total Nonforfeiture benefit has been paid out);

5. the date you surrender the policy (except to the extent of any Nonforfeiture Benefit you may have under the rider);

6. the date we make a payment under the living benefits rider (for terminal illness) if it occurs before coverage is continued as a Nonforfeiture Benefit; or

7. the date of death of the insured person.

During a period of coverage before coverage is continued as a Nonforfeiture
Benefit:

1. Partial withdrawals, face amount decreases and premium payments are not permitted.

2. The policy death benefit will not be less than the maximum total benefit.

3. Each monthly benefit payment will increase the accumulated benefit lien amount by the amount of the payment--including any loan repayment. The accumulated benefit lien amount will be deducted from the policy death benefit in determining the insurance benefit we pay.

4. For the purposes of determining the cash surrender value of this policy, the policy face amount and the unloaned policy account value will be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount. Any applicable surrender charge will be reduced on a pro rata basis for the reduction in the policy face amount.

5. If there is an outstanding policy loan (and accrued loan interest) at the time we make a benefit payment, an amount equal to a percentage of the loan and accrued loan interest will be


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   deducted from the monthly benefit payment and used as a loan repayment and will reduce the amount otherwise payable to you. This percentage will equal the monthly benefit payment divided by the portion of the maximum total benefit that we have not accelerated to date.

6. The loan extension and paid up death benefit guarantee endorsements will no longer be applicable at any time once benefits are paid under this rider.

7. Transfers of any unloaned policy account value allocated to the guaranteed interest option or to the variable investment options are permitted. We do, however, reserve the right to restrict the variable investment options available to you during a period of coverage. If we exercise this right, we will notify you of such restrictions in advance.

   After a period of coverage ends before coverage is continued as a Nonforfeiture Benefit:

   1. The base policy face amount and the unloaned policy account value will each be reduced by a percentage. For policies with death benefit Option A, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount. For policies with death benefit Option B, the percentage will be equal to the accumulated benefit lien amount divided by the base policy face amount plus the unloaned policy account value. For all policies, the percentage will not be more than 100% and the unloaned policy account value will not be reduced by more than the accumulated benefit lien amount.

   2. Any applicable surrender charges will be reduced on a pro rata basis for the reduction in the policy face amount.

   3. The long-term care specified amount will be reduced by a percentage equal to the accumulated benefit lien amount, divided by the maximum total benefit. If after this calculation, the long-term care specified amount would be greater than the base policy face amount, the long-term care specified amount will be further reduced to the base policy face amount.

   4. For any subsequent period of coverage, the maximum monthly benefit will be equal to the maximum monthly benefit during the initial period of coverage.

   5. The premium fund values that are used by us to determine whether a guarantee against policy lapse or a guarantee of death benefit protection is in effect will also be reduced pro rata to the reduction in the base policy face amount.

   6. Any remaining balance for an outstanding loan and accrued loan interest will not be reduced.

   7. The accumulated benefit lien amount is reset to zero.

   The reduction in your policy account value will reduce your unloaned value in the guaranteed interest option and your values in the variable investment options in accordance with your monthly deduction allocation percentages then in effect. If we cannot make the reduction in this way, we will make the reduction based on the proportion that your unloaned values in the guaranteed interest option and your values in the variable investment options bear to the total unloaned value in your policy account.

   After the period of coverage has ended, we will provide you with notice of the adjusted values.

   If the entire maximum total benefit has been paid out, the period of coverage will end, policy values will be adjusted as described above, and this rider will terminate. If the net policy account value is insufficient to cover the monthly deductions, the policy will terminate subject to the grace period provision.

   . RIDER TERMINATION. This rider will terminate, and no further benefits will be payable (except, where applicable, as may be provided under the "Extension of Benefits" and the "Nonforfeiture Benefit" provisions of this rider), on the earliest of the following:

   1. at any time after the first policy year, on the next monthly anniversary on or following the date we receive your written request to terminate this rider;

   2. upon termination or surrender of the policy;

   3. the date of the insured person's death;

   4. the date when the accumulated benefit lien amount equals the maximum total benefit amount;

   5. the effective date of the election of the paid up death benefit guarantee;

   6. the date you request payment under a living benefits rider due to terminal illness of the insured person (whether or not monthly benefit payments are being made as of such date) if it occurs before coverage is continued as a Nonforfeiture Benefit;

   7. the date the policy goes on loan extension if it occurs before coverage is continued as a Nonforfeiture Benefit; or

   8. on the date that a new insured person is substituted for the original insured person under the terms of any substitution of insured rider if it occurs before coverage is continued as a Nonforfeiture Benefit.

   If this rider does not terminate, it will remain in force as long as the policy remains in force. This rider may be restored after termination if certain qualifications for restoration of rider benefits are met.

   . EXTENSION OF BENEFITS. If your policy lapses, terminating this rider, while the insured person is confined in a long-term care facility but before any rider benefits have been paid for a current period of coverage, benefits for that confinement may be payable provided that the confinement began while this rider was in force and the confinement continues without interruption after rider termination. Benefits may continue until the earliest of the following dates: (a) the date the insured person is discharged from such confinement (in this case, the maximum total benefit will be reduced by rider benefits that have been paid out); (b) the date the maximum total benefit has been paid; or (c) the date of death of the insured person. If benefits are payable under this provision, there will be no death benefit payable to the beneficiary or beneficiaries named in the base policy.

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   NONFORFEITURE BENEFIT

   For a higher monthly charge, you can elect the Long-Term Care Services/SM/ Rider with the Nonforfeiture Benefit. The Nonforfeiture Benefit may continue coverage under the rider in a reduced benefit amount in situations where
   (a) the Long-Term Care Services/SM/ Rider would otherwise terminate; (b) you have not already received benefits (including any loan repayments) that equal or exceed the total charges deducted for the rider; and (c) your policy and Long-Term Care Services/SM/ Rider were inforce for at least three policy years.

While the Nonforfeiture Benefit is in effect, all of the provisions of the Long-Term Care Services/SM/ Rider remain applicable to you. The maximum total Nonforfeiture Benefit will be the greater of:

(a)One month's maximum monthly benefit and

(b)The sum of all charges deducted for the Long-Term Care Services/SM/ Rider (with the Nonforfeiture Benefit). This amount excludes any charges that may have previously been waived while rider benefits were being paid.

The maximum total Nonforfeiture Benefit will be reduced (but not below zero) by all monthly benefit payments paid under the rider, including any loan repayments and any payments made under the "Extension of Benefits" and "Nonforfeiture Benefit" provisions. Also, the maximum total Nonforfeiture Benefit will not exceed the maximum total benefit under the rider as of the date coverage under the Nonforfeiture Benefit begins.

Coverage under the Nonforfeiture Benefit begins on the date the Long-Term Care Services/SM/ Rider would otherwise terminate for one of the following reasons (unless benefits are being continued under the "Extension of Benefits" provision of the rider):

(1)We receive your written request to terminate the Long-Term Care Services/SM/ Rider;

(2)You surrender your policy;

(3)Your policy terminates without value at the end of a grace period; or

(4)You elect a Paid Up death benefit guarantee.

If benefits are being continued under the "Extension of Benefits" provision of the rider and the maximum total benefit has not been paid out, coverage under the Nonforfeiture Benefit begins on the date the insured is discharged from a long-term care facility.

Once in effect, the Nonforfeiture benefit will continue long-term care coverage under a paid-up status until the earliest of (a) the death of the insured, and
(b) the date the maximum total Nonforfeiture Benefit has been paid out and reduced to zero during a period of coverage. If coverage is continued under the Nonforfeiture Benefit, you will receive additional information regarding the benefit, including the maximum total Nonforfeiture Benefit amount.

For tax information concerning the Long-Term Care Services/SM/ Rider, see "Tax information" earlier in this prospectus.

CHARITABLE LEGACY RIDER. An optional rider may be elected at issue that provides an additional death benefit of 1% of the base policy face amount to the qualified charitable organization(s) chosen by the policy owner at no additional cost. This rider is only available at issue and an accredited charitable beneficiary must be named at that time. The rider is available for base policy face amounts of $1 million and above, where the minimum benefit would be $10,000 and the maximum benefit would be $100,000 (i.e. for face amounts of $10 million and above).

If the base policy face amount is reduced after issue for any reason, the benefit will be payable on the face amount at the time of the insured's death, provided the face amount is at least $1 million. If the face amount has been decreased below $1 million at the time of death, then no benefit is payable.

The designated beneficiary of this rider must be an accredited 501(c) organization under IRS Code 170. See www.IRS.gov for valid organizations.

.. RIDER TERMINATION. The charitable legacy rider will terminate and no further benefits will be paid on the earliest of the following:

   -- the termination of the policy;

   -- the surrender of the policy;

   -- the date we receive the policy owner's written request to terminate the rider;

   -- the date of the insured's death; or

   -- the date the policy is placed on loan extension.

If the base policy lapses and is subsequently restored, the rider will be reinstated. The rider will not be terminated if the policy owner executes the substitution of insured person rider or elects the paid up death benefit guarantee.

VARIATIONS AMONG INCENTIVE LIFE LEGACY(R) II POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy.

AXA Equitable also may vary or waive the charges (including surrender charges) and other terms of Incentive Life Legacy(R) II where special circumstances (including certain policy exchanges) result in sales or administrative expenses or mortality risks that are different from those normally associated with Incentive Life Legacy(R) II. We will make such variations only in accordance with uniform rules that we establish.

AXA Equitable or your financial professional can advise you about any variations that may apply to your policy or see Appendices II and III later in this prospectus for more information.

YOUR OPTIONS FOR RECEIVING POLICY PROCEEDS

BENEFICIARY OF DEATH BENEFIT. You designate your base policy's beneficiary in your policy application. You can change the beneficiary at any other time during the insured person's life. If no beneficiary is living when the insured person dies, we will pay the death benefit proceeds in equal shares to the insured person's surviving children. If there are no surviving children, we will instead pay the insured person's estate.

PAYMENT OF DEATH BENEFIT. We will pay any death benefit in a single sum. If the beneficiary is a natural person (i.e., not an entity

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such as a corporation or a trust) and so elects, death benefit proceeds can be paid through the "AXA Equitable Access Account", which is a draft account that works in certain respects like an interest-bearing checking account. In that case, we will send the beneficiary a draftbook, and the beneficiary will have immediate access to the proceeds by writing a draft for all or part of the amount of the death benefit proceeds. AXA Equitable will retain the funds until a draft is presented for payment. Interest on the AXA Equitable Access Account is earned from the date we establish the account until the account is closed by your beneficiary or by us if the account balance falls below the minimum balance requirement, which is currently $1,000. The AXA Equitable Access Account is part of AXA Equitable's general account and is subject to the claims of our creditors. We will receive any investment earnings during the period such amounts remain in the general account. The AXA Equitable Access Account is not a bank account or a checking account and it is not insured by the FDIC. Funds held by insurance companies in the general account are guaranteed by the respective state guaranty association.

If a financial professional has assisted the beneficiary in preparing the documents that are required for payment of the death benefit, we will send the AXA Equitable Access Account checkbook or check to the financial professional within the periods specified for death benefit payments under "When we pay policy proceeds," later in this prospectus. Our financial professionals will take reasonable steps to arrange for prompt delivery to the beneficiary.

YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

You may cancel your policy by returning the policy along with a properly signed and completed written request for cancellation to our Administrative Office or, in some states, to the agent who sold it to you, by the 10th day after you receive it (or such longer period as required under state law). Your coverage will terminate as of the earlier of the date you sign your request to cancel form or the business day we receive your request at our Administrative Office (or, in some states, as of the business day the agent receives your request).

In most states, we will refund the policy account value calculated as of the business day we receive your request for cancellation at our Administrative Office (or, in some states, as of the business day the agent receives your request), plus any charges that were deducted from premiums that were paid and from the policy account value, less any outstanding loan and accrued loan interest. In other states, we will refund the premiums that were paid, less any outstanding loan and accrued loan interest. Your policy will set forth the specific terms of your "Right to Examine" the policy.

In addition to the cancellation right described above, you have the right to surrender your policy, rather than cancel it. Please see "Surrendering your policy for its net cash surrender value," earlier in this prospectus. Surrendering your policy may yield results different than canceling your policy, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the policy. Please see "Tax information," earlier in this prospectus for possible consequences of cancelling your policy.

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10. More information about certain policy charges

--------------------------------------------------------------------------------

DEDUCTING POLICY CHARGES

PURPOSES OF POLICY CHARGES. The charges under the policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the policies. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the policies. If, as we expect, the charges that we collect from the policies exceed our total costs in connection with the policies, we will earn a profit. Otherwise, we will incur a loss. In addition to the charges described below, there are also charges at the Portfolio level, which are described in the prospectuses of the Portfolios in which the funds invest. For additional information on all policy charges, see "Risk/benefit summary:
Charges and expenses you will pay."

TRANSACTION CHARGES

On the first day of each policy month, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below (see "Periodic charges" below). In addition, charges may be deducted for transactions such as premium payments, policy surrenders, requested decreases in face amount, or transfers among investment options.

.. PREMIUM CHARGE. We deduct an amount not to exceed 8% from each premium payment you send us. We currently deduct 8% from each premium payment up to six "target premiums" and 3% from each premium payment thereafter. A similar charge applies to premiums attributed to requested face amount increases. The "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, among other factors. We may increase or decrease the amount we deduct in the future, but the amount we deduct will never exceed 8%. The premium charge is designed in part to defray sales and tax expenses we incur that are based on premium payments.

In addition, if the extended no lapse guarantee is in effect, we deduct 1% from each premium payment during the extended no lapse guarantee period. This additional charge is designed, in part, to compensate us for the additional insurance risk we take on in providing this rider and the administrative costs involved with maintaining it.

.. SURRENDER CHARGES. If you give up this policy for its net cash surrender value before the end of the fifteenth policy year, we will subtract a surrender charge from your policy account value. The surrender charge in the first policy month of each policy year is shown in your policy. The initial surrender charge will be between $10.38 and $47.92 per $1,000 of initial base policy face amount. The surrender charge declines uniformly in equal monthly amounts within each policy year until it reaches zero in the twelfth month of policy year fifteen. The initial amount of surrender charge depends on each policy's specific characteristics.

We will establish additional surrender charges for any increase in the base policy face amount you request that represents an increase over the previous highest base policy face amount. These charges will apply for fifteen years from the effective date of such increase. Changes in the base policy face amount resulting from a change in death benefit option will not be considered in computing the previous highest face amount.

The surrender charges are contingent deferred sales charges. They are contingent because you only pay them if you surrender your policy for its net cash surrender value (or request a reduction in its face amount, as described below). They are deferred because we do not deduct them from your premiums. Because the surrender charges are contingent and deferred, the amount we collect in a policy year is not related to actual expenses for that year.

The surrender charges assessed in connection with giving up this policy or with reductions in policy face amount are intended, in part, to compensate us for the fact that it takes us time to make a profit on your policy, and if you give up or reduce the face amount of your policy in its early years, we do not have the time to recoup our costs.

.. REQUEST A DECREASE IN YOUR POLICY'S FACE AMOUNT. If there is a requested base policy face amount reduction within the first fifteen policy years or within fifteen years following a face amount increase, or the paid-up death benefit guarantee is elected for a reduced amount during a surrender charge period, a proportionate surrender charge will be deducted from your policy account value.

Assuming you have not previously changed the base policy face amount, a proportionate surrender charge will be determined by dividing the amount of the reduction in base policy face amount by the initial base policy face amount of insurance, and then multiplying that fraction by the surrender charge immediately before the reduction. The proportionate surrender charge will not exceed the unloaned policy account value at the time of the reduction. If a proportionate surrender charge is made, the remaining surrender charge will be reduced proportionately. We will not deduct a proportionate surrender charge if the reduction resulted from a change in death benefit option or a partial withdrawal.

If there have been prior increases in face amount, the decrease will be deemed to cancel, first, each increase in reverse chronological order (beginning with the most recent) and then the initial face amount. We will deduct from your policy account value any surrender charge that is associated with any portion of the face amount that is thus deemed to be canceled.

.. TRANSFERS AMONG INVESTMENT OPTIONS. Although we do not currently charge for transfers among investment options, we reserve the right to make a transfer charge up to $25 for each transfer of amounts among your investment options. The transfer charge, if any, is deducted from the amounts transferred from your policy's value in the variable investment options and in our guaranteed interest option based on the proportion that the amount transferred from each variable investment

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option and from our guaranteed interest option bears to the total amount being transferred. Any such charge would be, in part, to compensate us for our expenses in administering transfers. The charge will never apply to a transfer of all of your variable investment option amounts to our guaranteed interest option, or to any transfer pursuant to our automated transfer service or asset rebalancing service.

.. ADDING A LIVING BENEFITS RIDER. If you elect the living benefits rider after the policy is issued, we will deduct $100 from your policy account value at the time of the transaction. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

.. EXERCISE OF OPTION TO RECEIVE A TERMINAL ILLNESS "LIVING BENEFIT." If you elect to receive a terminal illness "living benefit," we will deduct up to $250 from any living benefit we pay. This fee is designed, in part, to compensate us for the administrative costs involved in processing the request.

SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Administrative Office, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy that is returned for insufficient funds, we will charge a maximum of $25.

PERIODIC CHARGES

On the first day of each month of the policy, charges for cost of insurance and certain other charges are deducted from your policy account value as specified below.

.. COST OF INSURANCE CHARGE. The cost of insurance rates vary depending on a number of factors, including, but not limited to, the individual characteristics of the insured, the face amount and the policy year. The monthly cost of insurance charge is determined by multiplying the cost of insurance rate that is then applicable to your policy by the amount we have at risk under your policy divided by $1,000. Our amount at risk (also described in your policy as "net amount at risk") on any date is the difference between
(a) the death benefit that would be payable if the insured person died on that date and (b) the then total account value under the policy. A greater amount at risk, or a higher cost of insurance rate, will result in a higher monthly charge. The cost of insurance rates are intended, in part, to compensate us for the cost of providing insurance to you under your policy.

Generally, the cost of insurance rate increases from one policy year to the next. This happens automatically because of the insured person's increasing age.

On a guaranteed basis, we deduct between $0.02 and $83.34 per $1,000 of the amount for which we are at risk under your policy from your policy account value each month (but not beyond the policy anniversary date when the insured person is attained age 121). As the amount for which we are at risk at any time is the death benefit (calculated as of that time) minus your policy account value at that time, changes in your policy account value resulting from the performance of your investment options can affect your amount at risk, and as a result, your cost of insurance. In addition, our current (non-guaranteed) cost of insurance rates are zero for policy years in which the insured person is attained age 100 or older. However, we have the ability to raise our cost of insurance rates up to the guaranteed maximum at any time, subject to any necessary regulatory approvals.

The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) II policies for insureds who are age 18 or above are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. The guaranteed maximum cost of insurance rates for gender neutral Incentive Life Legacy(R) II policies for insureds who are under age 18 are based on the 2001 Commissioner's Standard Ordinary 80% Male, 20% Female Composite Ultimate Age Nearest Birthday Mortality Table. For all other policies, for insureds who are age 18 or above, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female, Smoker or Nonsmoker Ultimate Age Nearest Birthday Mortality Tables. For insureds who are under age 18, the guaranteed maximum cost of insurance rates are based on the 2001 Commissioner's Standard Ordinary Male or Female Composite Ultimate Age Nearest Birthday Mortality Tables.

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Our cost of insurance rates will generally be lower (except for gender-neutral policies and in connection with certain employee benefit plans) if the insured person is a female than if a male. They also will generally be lower for non-tobacco users than tobacco users and lower for persons that have other highly favorable health characteristics, as compared to those that do not. On the other hand, insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges as specified in their policies. In addition, the current (non-guaranteed) rates also vary depending on the duration of the policy (i.e., the length of time since the policy was issued), as well as the base policy face amount.

For policies issued at ages 0-17, an insured person's cost of insurance rate is not based on that person's status as a tobacco user or non-tobacco user. Effective with the policy anniversary when that insured person reaches attained age 18, non-tobacco user cost of insurance rates will be charged for that person. That insured person may also be eligible for a more favorable rating, subject to our underwriting rules.

We offer lower rates for non-tobacco users only if they are at least age 18. You may generally ask us to review the tobacco habits of an insured person issue age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's rating to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "Other information" in "Tax information" earlier in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

Our cost of insurance rates also depend on how large the face amount is at the time we deduct the charge. Generally, the current (non-guaranteed) cost of insurance rates are lower for face amounts of $250,000 and higher. For this purpose, however, we will take into account all face amount decreases, whatever their cause. Therefore, a decrease in face amount may cause your cost of insurance rates to go up.

.. MORTALITY AND EXPENSE RISK CHARGE. We will collect a monthly charge for mortality and expense risk. We are committed to fulfilling our obligations under the policy and providing service to you over the lifetime of your policy. Despite the uncertainty of future events, we guarantee that monthly administrative and cost of insurance deductions from your policy account value will never be greater than the maximum amounts shown in your policy. In making this guarantee, we assume the mortality risk that insured persons (as a group) will live for shorter periods than we estimated. When this happens, we have to pay a greater amount of death benefit than we expected to pay in relation to the cost of insurance charges we received. We also assume the expense risks that the cost of issuing and administering policies will be greater than we expected. This charge is designed, in part, to compensate us for taking these risks.

We deduct a monthly charge at an annual rate of 0.85% during the first fifteen policy years, with no charge in policy year 16 and thereafter, for mortality and expense risks. We reserve the right to increase or decrease these charges in the future, although they will never exceed 0.85%. This charge will be calculated at the beginning of each policy month as a percentage of the amount of the policy account that is then allocated to the variable investment options.

.. ADMINISTRATIVE CHARGE. In the first policy year, we deduct $20 from your policy account value at the beginning of each policy month. Currently, in all subsequent policy years we deduct $15 at the beginning of each policy month, but not beyond the policy anniversary when the insured person is attained age
100. We reserve the right to increase or decrease this amount in the future, although it will never exceed $15 and will never be deducted beyond the policy anniversary when the insured person is attained age 121. In addition we deduct between $0.03 and $0.35 per $1,000 of your initial base policy face amount and any face amount increase above the previous highest face amount at the beginning of each policy month in the first ten policy years and for ten years following a face amount increase. We reserve the right to continue this charge beyond the ten year period previously described, but it will never be deducted beyond the policy anniversary when the insured person is attained age 121. The administrative charge is intended, in part, to compensate us for the costs involved in administering the policy.

.. LOAN INTEREST SPREAD. We charge interest on policy loans but credit you with interest on the amount of the policy account we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit. In no event will the loan interest spread exceed 1%. We deduct the loan interest spread on each policy anniversary date, or on loan termination, if earlier. For more information on how this charge is deducted, see "Borrowing from your policy" under "Accessing your money" earlier in this prospectus. As with any loan, the interest we charge on the loans is intended, in part, to compensate us for the time value of the money we are lending and the risk that you will not repay the loan.

OPTIONAL RIDER CHARGES

If you elect the following riders, the following charges, which are designed to offset the cost of their respective riders, are deducted from your policy account value, on the first day of each month of the policy. The costs of each of the riders below are designed, in part, to compensate us for the additional insurance risk we take on in providing each of these riders and the administrative costs involved in administering them:

.. CHILDREN'S TERM INSURANCE. If you choose this rider, we deduct $0.50 per $1,000 of children's term insurance from your policy account value each month until the insured under the base policy

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reaches age 65 while the rider is in effect. The charge for this rider does not vary depending upon the specifics of your policy. However, we will continue to charge you for the rider, even after all of your children, stepchildren and legally adopted children have reached age 25 (when a child's coverage under the rider terminates), unless you notify us in writing that you wish to cancel this rider.

.. DISABILITY DEDUCTION WAIVER. If you choose this rider, we deduct an amount from your policy account value each month until the insured under the base policy reaches age 65 while the rider is in effect. This amount is between 7% and 132% of all the other monthly charges (including charges for other riders elected) deducted from your policy account value on a guaranteed basis. The current monthly charges for this rider are lower than the maximum monthly charges.

.. OPTION TO PURCHASE ADDITIONAL INSURANCE. If you choose this rider, we deduct between $0.04 and $0.17 per $1,000 of the option to purchase additional insurance from your policy account value each month until the insured under the base policy reaches age 40 while the rider is in effect.

.. EXTENDED NO LAPSE GUARANTEE. If you choose this rider, we deduct between $0.01 and $0.05 per $1,000 of the initial base policy face amount, and per $1,000 of any requested increase in the base policy face amount, from your policy account value each month while the rider is in effect. The rate per $1,000 that is charged depends upon the individual characteristics of the insured and the face amount of the policy.

We also deduct a monthly charge at an annual rate of 0.15% of the value in your policy's variable investment options each month while the rider is in effect.

See "Premium charge" under "Deducting policy charges" earlier in this section for more information.

.. LONG-TERM CARE SERVICES/SM/ RIDER. If you choose this rider without the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.22 and $2.67 per $1,000 of the amount for which we are at risk under the rider from your policy account value each month. If you choose this rider with the Nonforfeiture Benefit, on a guaranteed basis, we may deduct between $0.25 and $2.94 per $1,000 of the amount for which we are at risk under the rider. We will deduct this charge until the insured reaches age 121 while the rider is in effect, but not when rider benefits are being paid. The amount at risk under the rider depends on the death benefit option selected under the policy. For policies with death benefit Option A, the amount at risk for the rider is the lesser of (a) the current policy face amount, minus the policy account value (but not less than zero); and (b) the current long-term care specified amount. For policies with death benefit Option B, the amount at risk for the rider is the current long-term care specified amount. The current monthly charges for this rider may be lower than the maximum monthly charges.

If you continue coverage under the Nonforfeiture Benefit, the charge for the rider will no longer apply.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

..   Management fees.

..   12b-1 fees.

..   Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain portfolios available under the contract in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.

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11. More information about procedures that apply to your policy

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This section provides further detail about certain subjects that are addressed in the previous pages. The following discussion generally does not repeat the information already contained in those pages.

DATES AND PRICES AT WHICH POLICY EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your policy will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

DATE OF RECEIPT. Where this prospectus refers to the day when we receive a payment, request, election, notice, transfer or any other transaction request from you, we usually mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Administrative Office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

BUSINESS DAY. Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. We compute unit values for our variable investment options as of the end of each business day.

PAYMENTS YOU MAKE. The following are reflected in your policy as of the date we receive them:

..   premium payments received after the policy's Investment Start Date
    (discussed below)

..   loan repayments and interest payments

REQUESTS YOU MAKE. The following transactions occur as of the date we receive your request:

..   withdrawals

..   tax withholding elections

..   face amount decreases that result from a withdrawal

..   changes of allocation percentages for premium payments or monthly deductions

..   surrenders

..   changes of owner

..   changes of beneficiary

..   transfers from a variable investment option to the guaranteed interest option

..   loans

..   transfers among variable investment options

..   assignments

..   termination of paid up death benefit guarantee

..   request to cancel your policy

The following transactions occur on your policy's next monthly anniversary that coincides with or follows the date we approve your request:

..   changes in face amount

..   election of paid up death benefit guarantee

..   changes in death benefit option

..   changes of insured person

..   restoration of terminated policies

..   termination of any additional benefit riders you have elected

AUTOMATIC TRANSFER SERVICE. Transfers pursuant to our automatic transfer service (dollar-cost averaging) occur as of the first day of each policy month. If you request the automatic transfer service in your original policy application, the first transfer will occur as of the first day of the second policy month after your policy's initial Allocation Date. If you request this service at any later time, we make the first such transfer as of your policy's first monthly anniversary that coincides with or follows the date we receive your request.

ASSET REBALANCING SERVICE. If you request the asset rebalancing service, the first redistribution will be on the date you specify or the date we receive your request, if later. However, no rebalancing will occur before your policy's Allocation Date. Subsequent periodic rebalancings occur quarterly, semiannually or annually, as you have requested.

DELAY IN CERTAIN CASES. We may delay allocating any payment you make to our variable investment options, or any transfer, for the same reasons stated in "Delay of variable investment option proceeds" later in this prospectus. We may also delay such transactions for any other legally permitted purpose.

PRICES APPLICABLE TO POLICY TRANSACTIONS. If a transaction will increase or decrease the amount you have in a variable investment option as of a certain date, we process the transaction using the unit values for that option computed as of that day's close of business, unless that day is not a business day. In that case, we use unit values computed as of the next business day's close.

EFFECT OF DEATH OR SURRENDER. You may not make any surrender or partial withdrawal request after the insured person has died. Also, all insurance coverage ends on the date as of which we process any request for a surrender.

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POLICY ISSUANCE

REGISTER DATE. When we issue a policy, we assign it a "register date," which will be shown in the policy. We measure the months, years, and anniversaries of your policy from your policy's register date.

..   If you submit the full minimum initial premium to your financial professional at the time you sign the application, and we issue the policy as it was applied for, then the register date will be the later of (a) the date you signed part I of the policy application or (b) the date a medical professional signed part II of the policy application.

..   If we do not receive your full minimum initial premium at our
    Administrative Office before the issue date or, if we issue the policy on a different basis than you applied for, the register date initially will appear on your policy as the date the policy is issued; however, we will move the register date to the date we deliver the policy provided we received your full minimum initial premium. This will ensure that premiums and charges will commence on the same date as your insurance coverage. If your policy was delivered on the 29th, 30th or 31st of the month, we will move the register date to the 1st of the following month. We will determine the interest rate applicable to the guaranteed interest option based on the Register Date. This rate will be applied to funds allocated to the guaranteed interest option as of the date we receive the full minimum initial premium at our Administrative Office.

We may also permit an earlier than customary register date (a) for employer-sponsored cases, to accommodate a common register date for all employees or (b) to provide a younger age at issue. (A younger age at issue reduces the monthly charges that we deduct under a policy.) The charges and deductions commence as of the register date, even when we have permitted an early register date. We may also permit policy owners to delay a register date (up to three months) in employer-sponsored cases.

INVESTMENT START DATE. This is the business day your investment first begins to earn a return for you. Generally, this is the later of: (1) the business day we receive the full minimum initial premium at our Administrative Office; and
(2) the register date of your policy. Before this date, your initial premium will be held in a non-interest bearing account.

COMMENCEMENT OF INSURANCE COVERAGE. You must give the full minimum initial premium to your financial professional on or before the day the policy and all amendments are delivered to you. No insurance under your policy will take effect unless (1) the insured person is still living at the time such payment and all delivery requirements are completed and (2) the information in the application continues to be true and complete, without material change, as of the date the policy and all amendments are delivered to you and all delivery requirements have been completed and the full minimum initial premium is paid. If you submit the full minimum initial premium with your application, we may, subject to certain conditions, provide a limited amount of temporary insurance on the proposed insured person. You may request and review a copy of our temporary insurance agreement for more information about the terms and conditions of that coverage.

NON-ISSUANCE. If, after considering your application, we decide not to issue a policy, we will refund any premium you have paid, without interest.

AGE; AGE AT ISSUE. Unless the context in this prospectus requires otherwise, we consider the insured person's "age" during any policy year to be his or her age on his or her birthday nearest to the beginning of that policy year. For example, the insured person's age for the first policy year ("age at issue") is that person's age on whichever birthday is closer to (i.e., before or after) the policy's register date.

WAYS TO MAKE PREMIUM AND LOAN PAYMENTS

CHECKS AND MONEY ORDERS. Premiums or loan payments generally must be paid by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "AXA Equitable."

We prefer that you make each payment to us with a single check drawn on your business or personal bank account. We also will accept a single money order, bank draft or cashier's check payable directly to AXA Equitable, although we must report such "cash equivalent" payments to the Internal Revenue Service under certain circumstances. Cash and travelers' checks, or any payments in foreign currency, are not acceptable. We will accept third-party checks payable to someone other than AXA Equitable and endorsed over to AXA Equitable only
(1) as a direct payment from a qualified retirement plan or (2) if they are made out to a trustee who owns the policy and endorses the entire check (without any refund) as a payment to the policy.

ASSIGNING YOUR POLICY

You may assign (transfer) your rights in a policy to someone else as collateral for a loan, to effect a change of ownership or for some other reason, if we agree. Collateral assignments may also sometimes be used in connection with dividing the benefits of the policy under a split-dollar arrangement, which will also have its own tax consequences. A copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

Certain transfers for value may subject you to income tax and penalties and cause the death benefit to lose its income-tax free treatment. Further, a gift of a policy that has a loan outstanding may be treated as part gift and part transfer for value, which could result in both gift tax and income tax consequences. The IRS has issued regulations in both 2002 and 2003 concerning split-dollar arrangements, including policies subject to collateral assignments. The regulations provide both new and interim guidance as to the taxation of such arrangements. These regulations address taxation issues in connection with arrangements which are compensatory in nature, involve a shareholder and corporation, or a donor and donee. See also discussion under "Split-dollar and other employee benefit programs" and "Estate, gift, and generation-skipping taxes" in the "Tax information" section of this prospectus. You should consult your tax advisor prior to making a transfer or assignment.

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YOU CAN CHANGE YOUR POLICY'S INSURED PERSON

After the policy's second year, we will permit you to request that a new insured person replace the existing one subject to our rules then in effect. This requires that you provide us with adequate evidence that the proposed new insured person meets our requirements for insurance. Other requirements are outlined in your policy.

Upon making this change, the monthly insurance charges we deduct will be based on the new insured person's insurance risk characteristics. In addition, any no lapse guarantee and Long-Term Care Services/SM/ Rider will terminate. It may also affect the face amount that a policy will have if you subsequently elect the paid up death benefit guarantee. The change of insured person will not, however, affect the surrender charge computation for the amount of coverage that is then in force.

Substituting the insured person is a taxable event and may, depending upon individual circumstances, have other tax consequences as well. For example, the change could cause the policy to be a "modified endowment contract" or to fail the Internal Revenue Code's definition of "life insurance," or in some cases require that we also distribute certain amounts to you from the policy. See "Tax information" earlier in this prospectus. You should consult your tax advisor prior to substituting the insured person. As a condition to substituting the insured person we may require you to sign a form acknowledging the potential tax consequences. In no event, however, will we permit a change that we believe causes your policy to fail the definition of life insurance or causes the policy to lose its ability to be tested under the 2001 CSO tables. See "Other information" under "Tax information" earlier in this prospectus. Also, if the paid up death benefit guarantee is in effect or your policy is on loan extension, you may not request to substitute the insured person.

REQUIREMENTS FOR SURRENDER REQUESTS

Your surrender request must include the policy number, your name, your tax identification number, the name of the insured person, and the address where proceeds should be mailed. The request must be signed by you, as the owner, and by any joint owner, collateral assignee or irrevocable beneficiary. We may also require you to complete specific tax forms, or provide a representation that your policy is not being exchanged for another life or annuity contract.

Finally, in order for your surrender request to be complete, you must return your policy to us.

GENDER-NEUTRAL POLICIES

Congress and various states have from time to time considered legislation that would require insurance rates to be the same for males and females. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of Incentive Life Legacy(R) II in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

There will be no distinctions based on sex in the cost of insurance rates for Incentive Life Legacy(R) II policies sold in Montana. We will also make such gender-neutral policies available on request in connection with certain employee benefit plans. Cost of insurance rates applicable to a gender-neutral policy will not be greater than the comparable male rates under a gender specific Incentive Life Legacy(R) II policy.

FUTURE POLICY EXCHANGES

We may at some future time, under certain circumstances and subject to applicable law, allow the current owner of this policy to exchange it for a universal life policy we are then offering. The exchange may or may not be advantageous to you, based on all of the circumstances, including a comparison of contractual terms and conditions and charges and deductions. We will provide additional information upon request at such time as exchanges may be permitted.

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12. More information about other matters

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ABOUT OUR GENERAL ACCOUNT

This policy is offered to customers through various financial institutions, brokerage firms and their affiliate insurance agencies. No financial institution, brokerage firm or insurance agency has any liability with respect to a policy's account value or any guaranteed benefits with which the policy was issued. AXA Equitable is solely responsible to the policy owner for the policy's account value and such guaranteed benefits. The general obligations and any guaranteed benefits under the policy are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the policies in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The policy is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities law relating to the accuracy and completeness of statements made in prospectuses.

TRANSFERS OF YOUR POLICY ACCOUNT VALUE

TRANSFERS NOT IMPLEMENTED. If a request cannot be fully administered, only the part that is in good order will be processed. Any part of the request that cannot be processed will be denied and an explanation will be provided to you. This could occur, for example, where the request does not comply with our transfer limitations, or where you request transfer of an amount greater than that currently allocated to an investment option.

Similarly, the automatic transfer service will terminate immediately if:
(1) your amount in the EQ/Money Market option is insufficient to cover the automatic transfer amount; (2) your policy is in a grace period; (3) we receive notice of the insured person's death; or (4) you have either elected the paid up death benefit guarantee or your policy is placed on loan extension. Similarly, the asset rebalancing program will terminate if either (2), (3) or
(4) occurs.

DISRUPTIVE TRANSFER ACTIVITY. You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments,

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which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as investment options with underlying portfolios of outside trusts with which AXA Equitable has entered participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues, certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

TELEPHONE AND INTERNET REQUESTS

If you are a properly authorized person, you may make transfers between investment options over the Internet as described earlier in this prospectus in "How to make transfers" under "Transferring your money among our investment options."


Also, you may make the following additional types of requests by calling the number under "By toll-free phone" in "How to reach us" from a touch-tone phone, if you are both the owner of the policy and the insured person, or through axa.com or us.axa.com for those outside the U.S., if you are the individual owner:


..   changes of premium allocation percentages

..   changes of address

..   request forms and statements

..   to request a policy loan (loan requests cannot be made online by corporate policy owners)

..   enroll for electronic delivery and view statements/documents online

..   to pay your premium or make a loan repayment

For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to enroll through axa.com or us.axa.com for those outside the U.S., or use ACH payments via AXA Equitable's Interactive Voice Response system, you must first agree to the terms and conditions set forth in our axa.com or us.axa.com for those outside the U.S., Online Services Agreement or our AXA Equitable's Interactive Voice Response system Terms and Conditions, which you can find at our website or request via the automated telephone system, respectively. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any transactions. We will assume that all instructions received through axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Voice Response system from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to axa.com or us.axa.com for those outside the U.S., or AXA Equitable's Interactive Voice Response system if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.

We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Disruptive transfer activity" above).

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Any telephone, Internet or fax transaction request that is not completed by the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, without notifying you, at any time.

SUICIDE AND CERTAIN MISSTATEMENTS

If an insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of an insured person, we will adjust the amount of any death benefit (and certain rider benefits), as described in the policy (or rider).

WHEN WE PAY POLICY PROCEEDS

GENERAL. We will generally pay any death benefit, surrender, withdrawal, or loan within seven days after we receive the request and any other required items.

CLEARANCE OF CHECKS. We reserve the right to defer payment of that portion of your policy account value that is attributable to a premium payment or loan repayment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

DELAY OF GUARANTEED INTEREST OPTION PROCEEDS. We also have the right to defer payment or transfers of amounts out of our guaranteed interest option for up to six months. If we delay more than 10 days in paying you such amounts, we will pay interest of at least 2% per year from the date we receive your request.

DELAY OF VARIABLE INVESTMENT OPTION PROCEEDS. We reserve the right to defer payment of any death benefit, transfer, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that exchange is restricted; (b) the SEC has declared that an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy account value; or
(c) the law permits the delay for the protection of owners. If we need to defer calculation of values for any of the foregoing reasons, all delayed transactions will be processed at the next available unit values.

DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance policy or any rider based on any material misstatements in an application you have made to us. We cannot make such challenges, however, beyond certain time limits set forth in the policy or rider. If the insured person dies within one of these limits, we may delay payment of any proceeds until we decide whether to challenge the policy.

CHANGES WE CAN MAKE

In addition to any of the other changes described in this prospectus, we have the right to modify how we or Separate Account FP operate. For example, we have the right to:

..   combine two or more variable investment options or withdraw assets relating to Incentive Life Legacy(R) II from one investment option and put them into another;

..   end the registration of, or re-register, Separate Account FP under the
    Investment Company Act of 1940;

..   operate Separate Account FP under the direction of a "committee" or discharge such a committee at any time;

..   restrict or eliminate any voting rights or privileges of policy owners (or other persons) that affect Separate Account FP;

..   operate Separate Account FP, or one or more of the variable investment options, in any other form the law allows. This includes any form that allows us to make direct investments, in which case we may charge Separate Account FP an advisory fee. We may make any legal investments we wish for Separate Account FP. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If we take any action that results in a material change in the underlying investments of a variable investment option, we will notify you to the extent required by law. We may, for example, cause the variable investment option to invest in a mutual fund other than, or in addition to, the Trusts. If you then wish to transfer the amount you have in that option to another investment option, you may do so.

We may make any changes in the policy or its riders, require additional premium payments, or make distributions from the policy or change a face amount to the extent we deem necessary to ensure that your policy qualifies or continues to qualify as life insurance for tax purposes. Any such change will apply uniformly to all policies that are affected. We will give you written notice of such changes. Subject to all applicable legal requirements, we also may make other changes in the policies that do not reduce any net cash surrender value, death benefit, policy account value, or other accrued rights or benefits.

Whether to make any of the above discussed changes is generally within our discretion, although some such changes might require us to obtain regulatory or policy owner approval. Whether regulatory or policy owner approval is required would depend on the nature of the change and, in many cases, the manner in which the change is implemented. You should not assume, therefore, that you necessarily will have an opportunity to approve or disapprove any such changes. We will, of course, comply with applicable legal requirements, including notice to or approval by policy owners where required in particular cases.

It is not possible to foresee all of the circumstances under which we may find it necessary or appropriate to exercise our right to make changes. Such circumstances could, however, include changes in law, or interpretations thereof; changes in financial or investment market conditions; changes in accepted methods of conducting operations in the relevant market; or a desire to achieve material operating economies or efficiencies.

REPORTS WE WILL SEND YOU

Shortly after the end of each year of your policy, we will send you a report that includes information about your policy's current death benefit, policy account value, cash surrender value (i.e., policy account value minus any current surrender charge), policy loans, policy

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transactions and amounts of charges deducted. We will send you individual notices to confirm your premium payments, loan repayments, transfers and certain other policy transactions. Please promptly review all statements and confirmations and notify us immediately at 1-800-777-6510 if there are any errors.

DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account FP. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on policies sold. AXA Equitable may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Risk/benefit summary: Charges and expenses you will pay" and "More information about certain policy charges" earlier in this Prospectus.

As used below, the "target premium" is actuarially determined for each policy, based on that policy's specific characteristics, as well as the policy's face amount and Distributor, among other factors.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on premium payments made on the policies sold through AXA Advisors ("premium-based compensation"). The premium-based compensation will generally not exceed 99% of premiums you pay up to one target premium in your policy's first year; plus 8.5% of all other premiums you pay in your policy's first year; plus 11% of all other premiums you pay in policy years two and later. AXA Advisors, in turn, may pay a portion of the premium-based compensation received from AXA Equitable to the AXA Advisors financial professional and/or the Selling broker-dealer making the sale. Your AXA Advisors financial professional will recieve premium-based compensation in combination with ongoing annual compensation based on a percentage of the unloaned account value of the policy sold ("asset-based compensation"). The compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not AXA Advisors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of an AXA Equitable policy than it pays for the sale of a policy or other financial product issued by a company other than AXA Equitable. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and premium-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable policy over a policy or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

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AXA DISTRIBUTORS COMPENSATION. AXA Equitable pays premium-based and asset-based compensation (together "compensation") to AXA Distributors. Premium-based compensation is paid based on AXA Equitable policies sold through AXA Distributor's Selling broker-dealers. Asset-based compensation is paid based on the unloaned account value of policies sold through certain of AXA
Distributor's Selling broker-dealers. Premium-based compensation will generally not exceed 135% of the premiums you pay up to one target premium in your policy's first year; plus 5% of all other premiums you pay in your policy's first year; plus 2.8% of all other premiums you pay in policy years two through ten, and 2% thereafter. Asset-based compensation up to 0.15% in policy years 6-10 and up to 0.05% in policy years 11 and later may also be paid. AXA Distributors, in turn, pays a portion of the compensation it receives to the Selling broker-dealer making the sale. The compensation paid by AXA
Distributors varies among Selling broker-dealers.

The Selling broker-dealer, not AXA Distributors, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.

These payments above also include compensation to cover operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of its assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain AXA Equitable policies exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of AXA Equitable policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2013) received additional payments. These additional payments ranged from $1,256 to $5,706,371. AXA Equitable and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.


1st Global Capital Corporation
Allstate Financial Services
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Ash Brokerage Corporation
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corporation
Centaurus Financial, Inc.
Citigroup Global Markets, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Farmers Financial Solutions
Financial Network Investment Corporation
First Allied Securities, Inc.
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
Geneos Wealth Management, Inc.
H.D. Vest Investment Securities, Inc.
Harvest Capital, LLC
ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Investors Capital Corporation
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
LPL Financial Corporation
Lucia Securities
Meridian Financial Group
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney
Multi-Financial Securities Corporation
National Planning Holdings, Inc.
Next Financial Group, Inc.
NFP Securities, Inc.
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James Financial Services
RBC Capital Markets Corporation
Robert W Baird & Company
Securities America, Inc.
Stifel, Nicolaus & Company, Inc.
Summit Brokerage Services, Inc
SunTrust Investments
The Advisor Group
Transamerica Financial Advisors, Inc.
Triad Advisors
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
Wells Fargo Network

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LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a policy owner's interest in Separate Account FP, nor would any of these proceedings be likely to have a material adverse effect on Separate Account FP, our ability to meet our obligations under the policies, or the distribution of the policies.

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13. Financial statements of Separate Account FP and AXA Equitable

--------------------------------------------------------------------------------

The financial statements of Separate Account FP, as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI").

The financial statements of AXA Equitable have relevance for the policies only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the policies. You may request an SAI by writing to our Administrative Office or by calling 1-800-777-6510 and requesting to speak with a customer service representative.

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



14. Personalized illustrations

--------------------------------------------------------------------------------

ILLUSTRATIONS OF POLICY BENEFITS

HYPOTHETICAL AND PERSONALIZED ILLUSTRATIONS. Illustrations are intended to show how different fees, charges and rates of return can affect the values available under a policy. Illustrations are based upon characteristics of a hypothetical insured person as well as other assumed factors. This type of illustration is called a HYPOTHETICAL ILLUSTRATION. Illustrations can also be based upon some of the characteristics of the insured person under your policy as well as some other policy feature choices you make such as the face amount, death benefit option, premium payment amounts, definition of life insurance test, and assumed rates of return (within limits). This type of illustration is called a PERSONALIZED ILLUSTRATION. NO ILLUSTRATION WILL EVER SHOW YOU THE ACTUAL VALUES AVAILABLE UNDER YOUR POLICY AT ANY GIVEN POINT IN TIME. This is because many factors affect these values including: (i) the insured person's characteristics; (ii) policy features you choose; (iii) actual premium payments you make; (iv) loans or withdrawals you make; and (v) actual rates of return (including the actual fees and expenses) of the underlying portfolios in which your cash value is invested. Each hypothetical or personalized illustration is accompanied by an explanation of the assumptions on which that illustration is based. Because, as discussed below, these assumptions may differ considerably, you should carefully review all of the disclosure that accompanies each illustration.


DIFFERENT KINDS OF ILLUSTRATIONS. Both the hypothetical illustrations in this prospectus and personalized illustrations can reflect the investment management fees and expenses incurred in 2013 (or expected to be incurred in 2014, if such amount is expected to be higher) of the available underlying portfolios in different ways. An ARITHMETIC ILLUSTRATION uses the straight average of all of the available underlying portfolios' investment management fees and expenses. A WEIGHTED ILLUSTRATION computes the average of investment management fees and expenses based upon the aggregate assets in the Portfolios at the end of 2013. You may request a weighted illustration that computes the average of investment management fees and expenses of just the EQ Advisors Trust portfolios, just the AXA Strategic Allocation portfolios, or all portfolios. If you request, a weighted illustration can also illustrate an assumed percentage allocation of policy account values among the available underlying portfolios. A FUND SPECIFIC ILLUSTRATION uses only the investment management fees and expenses of a specific underlying portfolio. A HISTORICAL ILLUSTRATION reflects the actual performance of one of the available underlying portfolios during a stated period. When reviewing a weighted or fund specific illustration you should keep in mind that the values shown may be higher than the values shown in other illustrations because the fees and expenses that are assumed may be lower than those assumed in other illustrations. When reviewing an historical illustration you should keep in mind that values based upon past performance are no indication of what the values will be based on future performance. You may also request a personalized illustration of the guaranteed interest option.


THE EFFECT OF THE EXPENSE LIMITATION ARRANGEMENTS. The illustrations in this prospectus do not reflect the expense limitation arrangements. Personalized illustrations reflect the expense limitation arrangements that are in effect with respect to certain of the Portfolios. If these fees and expenses were not reduced to reflect the expense limitation arrangements, the values in the personalized illustrations would be lower.

Appendix I to this prospectus contains an arithmetic hypothetical illustration.

Currently, you are entitled to one free illustration each policy year. For each additional illustration in a policy year, we charge $25.

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



Appendix I: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, NET CASH SURRENDER VALUES AND ACCUMULATED PREMIUMS


The following tables illustrate the changes in death benefit, account value and net cash surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table illustrates the operation of a policy for a specified issue age, premium payment schedule and face amount under death benefit Option A or death benefit Option B. The first two tables illustrate the policy if it is issued with the extended no lapse guarantee rider with death benefit Option A (the only death benefit option available if this rider is elected). The tables assume annual planned periodic premiums that are paid at the beginning of each policy year for an insured person who is a 35-year-old preferred elite risk male non-tobacco user when the policy is issued. The amounts shown are for the end of each policy year and assume that all of the policy account value is invested in Portfolios that achieve investment returns at constant hypothetical gross annual rates of 0%, 6% and 12% (i.e., before any investment management fees or other expenses are deducted from the underlying Portfolio assets). These hypothetical investment return assumptions are not intended as estimates of future performance of any investment fund. AXA Equitable is not able to predict the future performance of the investment funds. Higher rates of return used in these illustrations generally reflect rates of return for a number of broad stock indices over long-term periods. Of course lower rates of return will lower the values illustrated. For this reason, you should carefully consider the illustrations at 0% and 6%. After the deduction of the arithmetic average of the investment management fees and other expenses of all of the underlying Portfolios that are available as investment options (as described below), the corresponding net annual rates of return would be (1.10)%, 4.84% and 10.77% for policies with the extended no lapse guarantee rider in effect. For policies without the rider in effect, the corresponding net annual rates of return would be (1.20)%, 4.73% and 10.66%. These net annual rates of return do not reflect the mortality and expense risk charge, or other charges we deduct from your policy's value each month. If the net annual rates of return did reflect these charges, the rates shown would be lower; however, the values shown in the following tables reflect all policy charges. Investment return reflects investment income and all realized and unrealized capital gains and losses.


Tables are provided for each of the two death benefit options if the policy is issued without the extended no lapse guarantee rider. The tables provided for the policy issued with the extended no lapse guarantee rider only illustrate death benefit Option A. The tables headed "Using Current Charges" assume that the current rates for the following charges are deducted by AXA Equitable in each year illustrated: premium charge, administrative charge, cost of insurance charge, mortality and expense risk charge (including AXA Equitable's currently planned reductions after the 15th policy year). Because Incentive Life Legacy(R) II was first offered in 2009, this reduction has not yet taken effect under any Incentive Life Legacy(R) II policies. The tables headed "Using Guaranteed Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that (i) no optional rider benefits (other than the extended no lapse guarantee rider, if applicable) have been elected, (ii) no loans or withdrawals are made,
(iii) no changes in coverage are requested and (iv) no change in the death benefit option is requested.


With respect to fees and expenses deducted from assets of the underlying Portfolios, the amounts shown in the tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10% for policies with the extended no lapse guarantee rider in effect (0.56% for policies without the rider in effect), and (2) an assumed average asset charge for all other expenses of the underlying Portfolios equivalent to an effective annual rate of 0.99% for policies with the extended no lapse guarantee rider in effect (0.64% for policies without the rider in effect). These rates are the arithmetic average for all Portfolios that are available as investment options for each table./(1)/ In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options that are available. THESE RATES DO NOT REFLECT EXPENSE LIMITATION ARRANGEMENTS IN EFFECT WITH RESPECT TO CERTAIN OF THE UNDERLYING PORTFOLIOS. IF THOSE ARRANGEMENTS HAD BEEN ASSUMED, THE POLICY VALUES WOULD BE HIGHER THAN THOSE SHOWN IN THE FOLLOWING TABLES. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options.


The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed planned periodic premiums were invested to earn interest, after taxes, at 5% annually. This is not a policy value. It is included for comparison purposes only.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration as described under "Illustrations of policy benefits" in "Personalized illustrations" earlier in this prospectus.

-------------

(1)The arithmetic average of the fees and expenses deducted from the assets of the underlying portfolios used in this illustration is the higher of the arithmetic average of such fees as of May 1, 2014 and as of June 20, 2014, following the completion of all changes to the underlying portfolios as described in this prospectus.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY II WITH EXTENDED NO LAPSE GUARANTEE RIDER
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING CURRENT CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE           NET CASH SURRENDER VALUE
                             -------------                -------------           ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $400,000 $400,000 $  400,000 $ 1,409  $  1,508 $    1,608 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $400,000 $400,000 $  400,000 $ 2,845  $  3,131 $    3,430 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $400,000 $400,000 $  400,000 $ 4,239  $  4,804 $    5,416 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $400,000 $400,000 $  400,000 $ 5,597  $  6,533 $    7,586 $     0  $      0 $    1,029
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $400,000 $400,000 $  400,000 $ 6,907  $  8,308 $    9,947 $   833  $  2,234 $    3,873
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $400,000 $400,000 $  400,000 $ 8,178  $ 10,139 $   12,524 $ 2,608  $  4,569 $    6,953
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $400,000 $400,000 $  400,000 $ 9,416  $ 12,032 $   15,342 $ 4,370  $  6,985 $   10,296
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $400,000 $400,000 $  400,000 $10,618  $ 13,986 $   18,424 $ 6,117  $  9,485 $   13,923
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $400,000 $400,000 $  400,000 $11,893  $ 16,119 $   21,914 $ 7,959  $ 12,186 $   17,980
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $400,000 $400,000 $  400,000 $13,126  $ 18,318 $   25,727 $ 9,782  $ 14,975 $   22,383
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $400,000 $400,000 $  400,000 $19,338  $ 31,152 $   51,735 $19,338  $ 31,152 $   51,735
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $400,000 $400,000 $  400,000 $25,303  $ 47,883 $   96,306 $25,303  $ 47,883 $   96,306
------------------------------------------------------------------------------------------------------------
  25     $  108,245   $400,000 $400,000 $  400,000 $29,592  $ 67,610 $  169,158 $29,592  $ 67,610 $  169,158
------------------------------------------------------------------------------------------------------------
  30     $  150,683   $400,000 $400,000 $  400,000 $30,451  $ 89,449 $  288,794 $30,451  $ 89,449 $  288,794
------------------------------------------------------------------------------------------------------------
  35     $  204,846   $400,000 $400,000 $  565,289 $25,054  $111,636 $  487,318 $25,054  $111,636 $  487,318
------------------------------------------------------------------------------------------------------------
  40     $  273,974   $400,000 $400,000 $  870,711 $ 8,792  $131,299 $  813,748 $ 8,792  $131,299 $  813,748
------------------------------------------------------------------------------------------------------------
  45     $  362,200         ** $400,000 $1,387,246      **  $141,099 $1,321,186      **  $141,099 $1,321,186
------------------------------------------------------------------------------------------------------------
  50     $  474,801         ** $400,000 $2,235,264      **  $131,140 $2,128,823      **  $131,140 $2,128,823
------------------------------------------------------------------------------------------------------------
  55     $  618,512         ** $400,000 $3,571,643      **  $ 73,550 $3,401,565      **  $ 73,550 $3,401,565
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **       ** $5,492,524      **        ** $5,438,142      **        ** $5,438,142
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **       ** $8,833,963      **        ** $8,746,498      **        ** $8,746,498
------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY II WITH EXTENDED NO LAPSE GUARANTEE RIDER
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING GUARANTEED CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE           NET CASH SURRENDER VALUE
                             -------------                -------------           ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $400,000 $400,000 $  400,000 $ 1,047  $ 1,134  $    1,222 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $400,000 $400,000 $  400,000 $ 2,109  $ 2,350  $    2,602 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $400,000 $400,000 $  400,000 $ 3,130  $ 3,593  $    4,096 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $400,000 $400,000 $  400,000 $ 4,096  $ 4,848  $    5,699 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $400,000 $400,000 $  400,000 $ 5,012  $ 6,121  $    7,426 $     0  $    47  $    1,352
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $400,000 $400,000 $  400,000 $ 5,875  $ 7,407  $    9,286 $   305  $ 1,837  $    3,716
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $400,000 $400,000 $  400,000 $ 6,675  $ 8,697  $   11,279 $ 1,629  $ 3,651  $    6,233
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $400,000 $400,000 $  400,000 $ 7,401  $ 9,978  $   13,408 $ 2,900  $ 5,477  $    8,907
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $400,000 $400,000 $  400,000 $ 8,047  $11,242  $   15,678 $ 4,113  $ 7,308  $   11,744
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $400,000 $400,000 $  400,000 $ 8,604  $12,478  $   18,091 $ 5,260  $ 9,135  $   14,748
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $400,000 $400,000 $  400,000 $10,037  $18,122  $   32,811 $10,037  $18,122  $   32,811
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $400,000 $400,000 $  400,000 $ 8,945  $22,354  $   53,631 $ 8,945  $22,354  $   53,631
------------------------------------------------------------------------------------------------------------
  25     $  108,245   $400,000 $400,000 $  400,000 $ 2,665  $21,750  $   81,446 $ 2,665  $21,750  $   81,446
------------------------------------------------------------------------------------------------------------
  30     $  150,683   $400,000 $400,000 $  400,000 $     0  $11,431  $  118,520 $     0  $11,431  $  118,520
------------------------------------------------------------------------------------------------------------
  35     $  204,846   $400,000 $400,000 $  400,000 $     0  $     0  $  168,156 $     0  $     0  $  168,156
------------------------------------------------------------------------------------------------------------
  40     $  273,974   $400,000 $400,000 $  400,000 $     0  $     0  $  239,887 $     0  $     0  $  239,887
------------------------------------------------------------------------------------------------------------
  45     $  362,200         **       ** $  400,000      **       **  $  347,921      **       **  $  347,921
------------------------------------------------------------------------------------------------------------
  50     $  474,801         **       ** $  562,794      **       **  $  535,995      **       **  $  535,995
------------------------------------------------------------------------------------------------------------
  55     $  618,512         **       ** $  850,735      **       **  $  810,223      **       **  $  810,223
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **       ** $1,235,840      **       **  $1,223,604      **       **  $1,223,604
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **       ** $1,891,605      **       **  $1,872,876      **       **  $1,872,876
------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY II
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING CURRENT CHARGES
USING GUIDELINE PREMIUM TEST



---------------------------------------------------------------------------------------------------------------

                              DEATH BENEFIT                 ACCOUNT VALUE           NET CASH SURRENDER VALUE
                              -------------                 -------------           ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST  ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF:  ANNUAL INVESTMENT RETURN OF:  ANNUAL INVESTMENT RETURN OF:
---------------------------------------------------------------------------------------------------------------
                      0% GROSS 6% GROSS  12% GROSS  0% GROSS 6% GROSS  12% GROSS  0% GROSS 6% GROSS  12% GROSS
---------------------------------------------------------------------------------------------------------------
   1     $    2,268   $400,000 $400,000 $   400,000 $ 1,495  $  1,598 $     1,700 $     0  $      0 $         0
---------------------------------------------------------------------------------------------------------------
   2     $    4,649   $400,000 $400,000 $   400,000 $ 3,016  $  3,314 $     3,625 $     0  $      0 $         0
---------------------------------------------------------------------------------------------------------------
   3     $    7,150   $400,000 $400,000 $   400,000 $ 4,494  $  5,085 $     5,725 $     0  $      0 $         0
---------------------------------------------------------------------------------------------------------------
   4     $    9,775   $400,000 $400,000 $   400,000 $ 5,934  $  6,916 $     8,021 $     0  $    358 $     1,463
---------------------------------------------------------------------------------------------------------------
   5     $   12,532   $400,000 $400,000 $   400,000 $ 7,326  $  8,798 $    10,521 $ 1,253  $  2,724 $     4,447
---------------------------------------------------------------------------------------------------------------
   6     $   15,427   $400,000 $400,000 $   400,000 $ 8,679  $ 10,741 $    13,252 $ 3,109  $  5,171 $     7,682
---------------------------------------------------------------------------------------------------------------
   7     $   18,466   $400,000 $400,000 $   400,000 $ 9,997  $ 12,751 $    16,242 $ 4,950  $  7,705 $    11,196
---------------------------------------------------------------------------------------------------------------
   8     $   21,657   $400,000 $400,000 $   400,000 $11,277  $ 14,829 $    19,513 $ 6,776  $ 10,328 $    15,012
---------------------------------------------------------------------------------------------------------------
   9     $   25,008   $400,000 $400,000 $   400,000 $12,630  $ 17,090 $    23,212 $ 8,696  $ 13,157 $    19,278
---------------------------------------------------------------------------------------------------------------
  10     $   28,527   $400,000 $400,000 $   400,000 $13,940  $ 19,424 $    27,257 $10,596  $ 16,081 $    23,913
---------------------------------------------------------------------------------------------------------------
  15     $   48,940   $400,000 $400,000 $   400,000 $20,525  $ 33,033 $    54,855 $20,525  $ 33,033 $    54,855
---------------------------------------------------------------------------------------------------------------
  20     $   74,994   $400,000 $400,000 $   400,000 $26,900  $ 50,855 $   102,316 $26,900  $ 50,855 $   102,316
---------------------------------------------------------------------------------------------------------------
  25     $  108,245   $400,000 $400,000 $   400,000 $31,596  $ 72,025 $   180,211 $31,596  $ 72,025 $   180,211
---------------------------------------------------------------------------------------------------------------
  30     $  150,683   $400,000 $400,000 $   400,000 $32,867  $ 95,804 $   308,761 $32,867  $ 95,804 $   308,761
---------------------------------------------------------------------------------------------------------------
  35     $  204,846   $400,000 $400,000 $   605,839 $27,905  $120,681 $   522,275 $27,905  $120,681 $   522,275
---------------------------------------------------------------------------------------------------------------
  40     $  273,974   $400,000 $400,000 $   935,170 $12,131  $144,272 $   873,991 $12,131  $144,272 $   873,991
---------------------------------------------------------------------------------------------------------------
  45     $  362,200         ** $400,000 $ 1,528,455      **  $163,621 $ 1,455,671      **  $163,621 $ 1,455,671
---------------------------------------------------------------------------------------------------------------
  50     $  474,801         ** $400,000 $ 2,526,822      **  $169,821 $ 2,406,497      **  $169,821 $ 2,406,497
---------------------------------------------------------------------------------------------------------------
  55     $  618,512         ** $400,000 $ 4,143,078      **  $143,573 $ 3,945,789      **  $143,573 $ 3,945,789
---------------------------------------------------------------------------------------------------------------
  60     $  801,928         ** $400,000 $ 6,538,655      **  $ 35,362 $ 6,473,916      **  $ 35,362 $ 6,473,916
---------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **       ** $10,793,839      **        ** $10,686,969      **        ** $10,686,969
---------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY II
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS LEVEL
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING GUARANTEED CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE           NET CASH SURRENDER VALUE
                             -------------                -------------           ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $400,000 $400,000 $  400,000 $ 1,133  $ 1,224  $    1,315 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $400,000 $400,000 $  400,000 $ 2,279  $ 2,532  $    2,797 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $400,000 $400,000 $  400,000 $ 3,384  $ 3,873  $    4,404 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $400,000 $400,000 $  400,000 $ 4,433  $ 5,230  $    6,133 $     0  $     0  $        0
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $400,000 $400,000 $  400,000 $ 5,430  $ 6,610  $    7,999 $     0  $   536  $    1,925
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $400,000 $400,000 $  400,000 $ 6,374  $ 8,008  $   10,012 $   804  $ 2,438  $    4,442
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $400,000 $400,000 $  400,000 $ 7,253  $ 9,414  $   12,175 $ 2,207  $ 4,368  $    7,129
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $400,000 $400,000 $  400,000 $ 8,057  $10,817  $   14,491 $ 3,556  $ 6,316  $    9,990
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $400,000 $400,000 $  400,000 $ 8,781  $12,209  $   16,969 $ 4,847  $ 8,276  $   13,035
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $400,000 $400,000 $  400,000 $ 9,414  $13,579  $   19,612 $ 6,070  $10,236  $   16,269
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $400,000 $400,000 $  400,000 $11,214  $19,992  $   35,908 $11,214  $19,992  $   35,908
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $400,000 $400,000 $  400,000 $10,467  $25,195  $   59,359 $10,467  $25,195  $   59,359
------------------------------------------------------------------------------------------------------------
  25     $  108,245   $400,000 $400,000 $  400,000 $ 4,520  $25,846  $   91,659 $ 4,520  $25,846  $   91,659
------------------------------------------------------------------------------------------------------------
  30     $  150,683         ** $400,000 $  400,000      **  $17,208  $  136,616      **  $17,208  $  136,616
------------------------------------------------------------------------------------------------------------
  35     $  204,846         **       ** $  400,000      **       **  $  200,839      **       **  $  200,839
------------------------------------------------------------------------------------------------------------
  40     $  273,974         **       ** $  400,000      **       **  $  301,656      **       **  $  301,656
------------------------------------------------------------------------------------------------------------
  45     $  362,200         **       ** $  501,501      **       **  $  477,620      **       **  $  477,620
------------------------------------------------------------------------------------------------------------
  50     $  474,801         **       ** $  791,649      **       **  $  753,951      **       **  $  753,951
------------------------------------------------------------------------------------------------------------
  55     $  618,512         **       ** $1,223,756      **       **  $1,165,482      **       **  $1,165,482
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **       ** $1,820,060      **       **  $1,802,039      **       **  $1,802,039
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **       ** $2,854,589      **       **   2,826,326      **       **  $2,826,326
------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY II
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING CURRENT CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE           NET CASH SURRENDER VALUE
                             -------------                -------------           ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS  0% GROSS 6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $401,495 $401,597 $  401,700 $ 1,495  $  1,597 $    1,700 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $403,015 $403,313 $  403,624 $ 3,015  $  3,313 $    3,624 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $404,492 $405,083 $  405,723 $ 4,492  $  5,083 $    5,723 $     0  $      0 $        0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $405,931 $406,912 $  408,017 $ 5,931  $  6,912 $    8,017 $     0  $    354 $    1,459
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $407,321 $408,791 $  410,513 $ 7,321  $  8,791 $   10,513 $ 1,247  $  2,718 $    4,439
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $408,671 $410,731 $  413,239 $ 8,671  $ 10,731 $   13,239 $ 3,101  $  5,161 $    7,669
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $409,985 $412,736 $  416,222 $ 9,985  $ 12,736 $   16,222 $ 4,939  $  7,690 $   11,176
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $411,262 $414,808 $  419,484 $11,262  $ 14,808 $   19,484 $ 6,761  $ 10,307 $   14,983
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $412,610 $417,062 $  423,171 $12,610  $ 17,062 $   23,171 $ 8,676  $ 13,128 $   19,238
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $413,915 $419,387 $  427,201 $13,915  $ 19,387 $   27,201 $10,571  $ 16,043 $   23,857
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $420,451 $432,901 $  454,617 $20,451  $ 32,901 $   54,617 $20,451  $ 32,901 $   54,617
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $426,719 $450,471 $  501,472 $26,719  $ 50,471 $  101,472 $26,719  $ 50,471 $  101,472
------------------------------------------------------------------------------------------------------------
  25     $  108,245   $431,179 $470,965 $  577,348 $31,179  $ 70,965 $  177,348 $31,179  $ 70,965 $  177,348
------------------------------------------------------------------------------------------------------------
  30     $  150,683   $431,911 $492,836 $  698,762 $31,911  $ 92,836 $  298,762 $31,911  $ 92,836 $  298,762
------------------------------------------------------------------------------------------------------------
  35     $  204,846   $425,941 $512,747 $  891,468 $25,941  $112,747 $  491,468 $25,941  $112,747 $  491,468
------------------------------------------------------------------------------------------------------------
  40     $  273,974   $408,951 $524,768 $1,196,252 $ 8,951  $124,768 $  796,252 $ 8,951  $124,768 $  796,252
------------------------------------------------------------------------------------------------------------
  45     $  362,200         ** $520,388 $1,679,601      **  $120,388 $1,279,601      **  $120,388 $1,279,601
------------------------------------------------------------------------------------------------------------
  50     $  474,801         ** $480,507 $2,442,258      **  $ 80,507 $2,042,258      **  $ 80,507 $2,042,258
------------------------------------------------------------------------------------------------------------
  55     $  618,512         **       ** $3,645,326      **        ** $3,245,326      **        ** $3,245,326
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **       ** $5,557,627      **        ** $5,157,627      **        ** $5,157,627
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **       ** $8,638,581      **        ** $8,238,581      **        ** $8,238,581
------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

INCENTIVE LIFE LEGACY II
$400,000 FACE AMOUNT

MALE, ISSUE AGE 35, PREFERRED ELITE NON-TOBACCO USER UNDERWRITING RISK CLASS

INITIAL DEATH BENEFIT OPTION IS INCREASING
INITIAL ANNUAL PLANNED PERIODIC PREMIUM: $2,160*
USING GUARANTEED CHARGES
USING GUIDELINE PREMIUM TEST



------------------------------------------------------------------------------------------------------------

                             DEATH BENEFIT                ACCOUNT VALUE          NET CASH SURRENDER VALUE
                             -------------                -------------          ------------------------

          PREMIUMS
END OF  ACCUMULATED
POLICY AT 5% INTEREST ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS  ASSUMING HYPOTHETICAL GROSS
 YEAR     PER YEAR    ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF: ANNUAL INVESTMENT RETURN OF:
------------------------------------------------------------------------------------------------------------
                      0% GROSS  6% GROSS 12% GROSS 0% GROSS  6% GROSS 12% GROSS 0% GROSS  6% GROSS 12% GROSS
------------------------------------------------------------------------------------------------------------
   1     $    2,268   $401,131  $401,222 $401,313  $ 1,131   $ 1,222  $  1,313  $     0   $     0  $      0
------------------------------------------------------------------------------------------------------------
   2     $    4,649   $402,275  $402,527 $402,791  $ 2,275   $ 2,527  $  2,791  $     0   $     0  $      0
------------------------------------------------------------------------------------------------------------
   3     $    7,150   $403,375  $403,862 $404,392  $ 3,375   $ 3,862  $  4,392  $     0   $     0  $      0
------------------------------------------------------------------------------------------------------------
   4     $    9,775   $404,418  $405,212 $406,111  $ 4,418   $ 5,212  $  6,111  $     0   $     0  $      0
------------------------------------------------------------------------------------------------------------
   5     $   12,532   $405,407  $406,581 $407,963  $ 5,407   $ 6,581  $  7,963  $     0   $   507  $  1,890
------------------------------------------------------------------------------------------------------------
   6     $   15,427   $406,341  $407,966 $409,958  $ 6,341   $ 7,966  $  9,958  $   771   $ 2,396  $  4,388
------------------------------------------------------------------------------------------------------------
   7     $   18,466   $407,209  $409,355 $412,096  $ 7,209   $ 9,355  $ 12,096  $ 2,163   $ 4,309  $  7,050
------------------------------------------------------------------------------------------------------------
   8     $   21,657   $407,999  $410,736 $414,378  $ 7,999   $10,736  $ 14,378  $ 3,498   $ 6,235  $  9,877
------------------------------------------------------------------------------------------------------------
   9     $   25,008   $408,706  $412,101 $416,811  $ 8,706   $12,101  $ 16,811  $ 4,772   $ 8,167  $ 12,878
------------------------------------------------------------------------------------------------------------
  10     $   28,527   $409,320  $413,436 $419,397  $ 9,320   $13,436  $ 19,397  $ 5,976   $10,093  $ 16,054
------------------------------------------------------------------------------------------------------------
  15     $   48,940   $410,979  $419,550 $435,082  $10,979   $19,550  $ 35,082  $10,979   $19,550  $ 35,082
------------------------------------------------------------------------------------------------------------
  20     $   74,994   $410,022  $424,135 $456,838  $10,022   $24,135  $ 56,838  $10,022   $24,135  $ 56,838
------------------------------------------------------------------------------------------------------------
  25     $  108,245   $403,832  $423,557 $484,426  $ 3,832   $23,557  $ 84,426  $ 3,832   $23,557  $ 84,426
------------------------------------------------------------------------------------------------------------
  30     $  150,683         **  $412,984 $517,030       **   $12,984  $117,030       **   $12,984  $117,030
------------------------------------------------------------------------------------------------------------
  35     $  204,846         **        ** $549,963       **        **  $149,963       **        **  $149,963
------------------------------------------------------------------------------------------------------------
  40     $  273,974         **        ** $573,800       **        **  $173,800       **        **  $173,800
------------------------------------------------------------------------------------------------------------
  45     $  362,200         **        ** $560,159       **        **  $160,159       **        **  $160,159
------------------------------------------------------------------------------------------------------------
  50     $  474,801         **        ** $444,606       **        **  $ 44,606       **        **  $ 44,606
------------------------------------------------------------------------------------------------------------
  55     $  618,512         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  60     $  801,928         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------
  65     $1,036,018         **        **       **       **        **        **       **        **        **
------------------------------------------------------------------------------------------------------------


* The illustrations assume that planned periodic premiums are paid at the start of each policy year. The death benefit, account value and net cash surrender value will differ if premiums are paid in different amounts or frequencies.
** Policy lapses unless additional payments are made.


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT, ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.

                    APPENDIX I: HYPOTHETICAL ILLUSTRATIONS

Appendix II: Policy variations

--------------------------------------------------------------------------------

This Appendix reflects policy variations that differ from what is described in this prospectus but may have been in effect at the time your policy was issued. If you purchased your policy during the "Approximate Time Period" below, the noted variation may apply to you. Your policy may have been available in your state past the approximate end date indicated below. For more information about your particular features, charges and options available under your policy based upon when you purchased it, please contact your financial professional and/or refer to your policy.


-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
November 18, 2013 to      Guaranteed interest       AXA Equitable will not
present                   option ("GIO") limitation exercise its right to
                                                    limit the amounts that
                                                    may be allocated and or
                                                    transferred to the
                                                    guaranteed interest
                                                    option ("policy
                                                    guaranteed interest
                                                    option limitation"). All
                                                    references to the policy
                                                    guaranteed interest
                                                    option limitation in
                                                    this prospectus, and/or
                                                    in your policy and/or in
                                                    the endorsements to your
                                                    policy, are not
                                                    applicable.
-----------------------------------------------------------------------------
September 19, 2009 -      Guaranteed interest       Any implementation by
November 18, 2013         option ("GIO") limitation AXA Equitable on
                                                    limiting the amounts
                                                    that may be allocated
                                                    and/or transferred to
                                                    the guaranteed interest
                                                    option ("policy
                                                    guaranteed interest
                                                    option limitation") is
                                                    not applicable.
-----------------------------------------------------------------------------
September 19, 2009 -      Long Term Care            Rider Form No. R11-80NY
October 20, 2013          Services/SM/ Rider        (9/20/11 - 10/20/13)
(NEW YORK)                                          Rider Form No. R06-90NY
                                                    (9/19/09 - 9/20/11)
                          See "Long-Term Care       The maximum monthly
                          Services/SM/ Rider"       payment limitation for
                          under "Other benefits     this rider is as follows:
                          you can add by rider" in
                          "More information about   Each month, the monthly
                          policy features and       benefit payment (a
                          benefits"                 portion of which will be
                                                    applied to repay any
                                                    outstanding policy loan)
                                                    for qualified long-term
                                                    care services for the
                                                    insured person is the
                                                    lesser of:

                                                    1. the maximum monthly
                                                    benefit (or lesser
                                                    amount as requested,
                                                    however, this may not be
                                                    less than $500); or

                                                    2. the monthly
                                                    equivalent of 100% of
                                                    the per day limit
                                                    allowed by the Health
                                                    Insurance Portability
                                                    and Accountability Act
                                                    or "HIPAA" (We reserve
                                                    the right to increase
                                                    this percentage.) To
                                                    find out the current per
                                                    day limit allowed by
                                                    HIPAA, go to
                                                    www.irs.gov. We may also
                                                    include this information
                                                    in your policy's annual
                                                    report.

-----------------------------------------------------------------------------

                        APPENDIX II: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
NEW YORK                                            Benefits are payable
(CONTINUED)                                         once we receive: 1) a
                                                    written certification
                                                    from a U.S. licensed
                                                    health care practitioner
                                                    that the insured person
                                                    is a chronically ill
                                                    individual who is
                                                    receiving qualified
                                                    long-term care services
                                                    in accordance with a
                                                    plan of care and will
                                                    require continuous care
                                                    for the rest of his or
                                                    her life; 2) proof that
                                                    the "elimination
                                                    period," as discussed
                                                    below, has been
                                                    satisfied; and 3)
                                                    written notice of claim
                                                    and proof of loss in a
                                                    form satisfactory to us.
                                                    In order to continue
                                                    monthly benefit
                                                    payments, we require
                                                    recertification by a
                                                    U.S. licensed health
                                                    care practitioner every
                                                    twelve months from the
                                                    date of the initial or
                                                    subsequent certification
                                                    that the insured is
                                                    still a chronically ill
                                                    individual receiving
                                                    qualified long-term care
                                                    services in accordance
                                                    with a plan of care and
                                                    will require continuous
                                                    care for the remainder
                                                    of his or her life.
                                                    Otherwise, unless
                                                    earlier terminated due
                                                    to a change in the
                                                    status of the insured or
                                                    payout of the maximum
                                                    total benefit amount,
                                                    benefit payments will
                                                    terminate at the end of
                                                    the twelve month period.
                                                    This rider may not cover
                                                    all of the costs
                                                    associated with
                                                    long-term care services
                                                    during the insured
                                                    person's period of
                                                    coverage.

                                                    The following
                                                    information replaces the
                                                    "Elimination Period"
                                                    subsection in this
                                                    section.

                                                    ELIMINATION PERIOD. The
                                                    Long-Term care Benefits
                                                    Rider has an elimination
                                                    period that is the
                                                    required period of time
                                                    while the rider is in
                                                    force that must elapse
                                                    before any benefit is
                                                    available to the insured
                                                    person under this rider.
                                                    The elimination period
                                                    is 90 days, beginning on
                                                    the first day of any
                                                    qualified long-term care
                                                    services that are
                                                    provided to the insured
                                                    person. Generally,
                                                    benefits under this
                                                    rider will not be paid
                                                    until the elimination
                                                    period is satisfied;
                                                    however, benefits will
                                                    be retroactively paid
                                                    for the elimination
                                                    period. The 90 days do
                                                    not have to be
                                                    continuous, but the
                                                    elimination period must
                                                    be satisfied within a
                                                    consecutive period of 24
                                                    months starting with the
                                                    month in which such
                                                    services are first
                                                    provided. If the
                                                    elimination period is
                                                    not satisfied within
                                                    this time period, you
                                                    must submit a new claim
                                                    for benefits under this
                                                    rider. This means that a
                                                    new elimination period
                                                    of 90 days must be
                                                    satisfied within a new
                                                    24 month period. The
                                                    elimination period must
                                                    be satisfied only once
                                                    while this rider is in
                                                    effect.

-----------------------------------------------------------------------------

                        APPENDIX II: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------
NEW YORK                                            Benefits received under
(CONTINUED)                                         this rider are intended
                                                    to be treated, for
                                                    Federal income tax
                                                    purposes, as accelerated
                                                    death benefits under
                                                    section 101(g) of the
                                                    Code on the life of a
                                                    chronically ill insured
                                                    person receiving
                                                    qualified long-term care
                                                    services within the
                                                    meaning of section 7702B
                                                    of the Code. It is not
                                                    intended to be a
                                                    qualified long-term care
                                                    insurance contract under
                                                    section 7702B(b) of the
                                                    Internal Revenue Code.
                                                    Charges for this benefit
                                                    will generally be
                                                    treated as distributions
                                                    from the policy for
                                                    federal income tax
                                                    purposes.

                                                    The Nonforfeiture
                                                    benefit is not available.

                                                    The Maximum total
                                                    benefit is not
                                                    applicable.

                                                    The Acceleration
                                                    percentage concept is
                                                    not applicable.

                                                    The "Extension of
                                                    Benefits" feature is not
                                                    available.

                                                    Death benefit option
                                                    changes are not
                                                    permitted.
-----------------------------------------------------------------------------
September 19, 2009 - May  Long-Term Care            Rider Form No. R06-90
20, 2012                  Services/SM/ Rider

                          Long-Term Care            Charge per $1,000 of the
                          Services/SM/ Rider        amount for which we are
                          Monthly charge            at risk (our amount "at
                                                    risk" for this rider is
                                                    the long-term care
                                                    specified amount minus
                                                    your policy account
                                                    value, but not less than
                                                    zero):

                                                    Highest: $1.18
                                                    Lowest: $0.08
                                                    Representative: $0.22
                                                    This representative
                                                    amount is the rate we
                                                    guarantee for a
                                                    representative insured
                                                    male age 35 at issue in
                                                    the preferred elite
                                                    non-tobacco user risk
                                                    class. This charge
                                                    varies based on the
                                                    individual
                                                    characteristics of the
                                                    insured and may not be
                                                    representative of the
                                                    charge that you will
                                                    pay. Your financial
                                                    professional can provide
                                                    you with more
                                                    information about these
                                                    charges as they relate
                                                    to the insured's
                                                    particular
                                                    characteristics.

                                                    The Nonforfeiture
                                                    benefit is not available.

                                                    The Maximum total
                                                    benefit is not
                                                    applicable.

                                                    The Acceleration
                                                    percentage concept is
                                                    not applicable.

                                                    Death benefit option
                                                    changes are not
                                                    permitted.

                          Long-Term Care Specified  Equal to the face amount
                          Amount                    of the base policy at
                                                    issue, subject to change
                                                    due to subsequent policy
                                                    transactions and will be
                                                    reduced at the end of a
                                                    period of coverage to
                                                    reflect benefits paid
                                                    during that period of
                                                    coverage.
                          The effect of a period    The total of monthly
                          of coverage on policy     benefit payments will be
                          values                    treated as a lien
                                                    against the policy death
                                                    benefit, the policy
                                                    account value and the
                                                    cash surrender value.
                          Qualified Long-Term Care  Do not include treatment
                          Services                  or care for a mental,
                                                    psychoneurotic, or
                                                    personality disorder
                                                    without evidence of
                                                    organic disease
                                                    (Alzheimer's Disease and
                                                    senile dementia are not
                                                    excluded from coverage).
-----------------------------------------------------------------------------

                        APPENDIX II: POLICY VARIATIONS

-----------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD  FEATURE/BENEFIT           VARIATION
-----------------------------------------------------------------------------

NEW YORK                  Change of death benefit   You may not change the
(CONTINUED)               option                    death benefit option
                                                    under the policy while
                                                    the Long-Term Care
                                                    Services/SM/ Rider is in
                                                    effect.

                          Tax Qualification         LONG-TERM CARE
                                                    SERVICES/SM/ RIDER.
                                                    Benefits received under
                                                    this rider are intended
                                                    to be treated, for
                                                    Federal income tax
                                                    purposes, as accelerated
                                                    death benefits under
                                                    section 101(g) of the
                                                    Code on the life of a
                                                    chronically ill insured
                                                    person receiving
                                                    qualified long-term care
                                                    services within the
                                                    meaning of section 7702B
                                                    of the Code. It is not
                                                    intended to be a
                                                    qualified long-term care
                                                    insurance contract under
                                                    section 7702B(b) of the
                                                    Internal Revenue Code.
                                                    Charges for this benefit
                                                    will generally be
                                                    treated as distributions
                                                    from the policy for
                                                    federal income tax
                                                    purposes.
-----------------------------------------------------------------------------

                        APPENDIX II: POLICY VARIATIONS

Appendix III: State policy availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where certain policies or certain features and/or benefits are either not available as of the date of this prospectus or vary from the policy's features and benefits as previously described in this prospectus. Certain features and/or benefits may have been approved in your state after your policy was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix II earlier in this prospectus for information about the availability of certain features under your policy.

STATES WHERE CERTAIN POLICIES FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR
VARY:


-----------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
NEW YORK                  See "Long Term Care       The following paragraph
                          Services/SM/ Rider"       replaces the third
                          under "Other benefits     paragraph in this
                          you can add by rider" in  section in its entirety:
                          "More information about
                          policy features and       Benefits are payable
                          benefits"                 once we receive: 1) a
                                                    written certification
                                                    from a U.S. licensed
                                                    health care practitioner
                                                    that the insured person
                                                    is a chronically ill
                                                    individual who is
                                                    receiving qualified
                                                    long-term care services
                                                    in accordance with a
                                                    plan of care and will
                                                    require continuous care
                                                    for the rest of his or
                                                    her life; 2) proof that
                                                    the "eligibility
                                                    period," as discussed
                                                    below, has been
                                                    satisfied; and 3)
                                                    written notice of claim
                                                    and proof of loss in a
                                                    form satisfactory to us.
                                                    In order to continue
                                                    monthly benefit
                                                    payments, we require
                                                    recertification by a
                                                    U.S. licensed health
                                                    care practitioner every
                                                    twelve months from the
                                                    date of the initial or
                                                    subsequent certification
                                                    that the insured is
                                                    still a chronically ill
                                                    individual receiving
                                                    qualified long-term care
                                                    services in accordance
                                                    with a plan of care and
                                                    will require continuous
                                                    care for the remainder
                                                    of his or her life.
                                                    Otherwise, unless
                                                    earlier terminated due
                                                    to a change in the
                                                    status of the insured or
                                                    payout of the maximum
                                                    total benefit amount,
                                                    benefit payments will
                                                    terminate at the end of
                                                    the twelve month period.
                                                    We also, at our own
                                                    expense, may have the
                                                    insured person examined
                                                    as often as we may
                                                    reasonably require
                                                    during the period of
                                                    coverage, but not more
                                                    frequently than every 90
                                                    days. This rider may not
                                                    cover all of the costs
                                                    associated with
                                                    long-term care services
                                                    during the insured
                                                    person's period of
                                                    coverage.

                                                    Maximum monthly payments
                                                    The maximum monthly
                                                    payment limitation for
                                                    this rider is as follows:

                                                    Each month, the monthly
                                                    benefit payment (a
                                                    portion of which will be
                                                    applied to repay any
                                                    outstanding policy loan)
                                                    for qualified long term
                                                    care services for the
                                                    insured person is the
                                                    lesser of:

                                                    1. the maximum monthly
                                                    benefit (or lesser
                                                    amount as requested,
                                                    however, this may not be
                                                    less than $500); or
-----------------------------------------------------------------------------


                                     III-1

 APPENDIX III: STATE POLICY AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
NEW YORK                                            2. the monthly
(CONTINUED)                                         equivalent of 100% of
                                                    the per day limit
                                                    allowed by the Health
                                                    Insurance Portability
                                                    and Accountability Act
                                                    or "HIPAA". To find out
                                                    the current per day
                                                    limit allowed by HIPAA,
                                                    go to www.irs.gov. We
                                                    may also include this
                                                    information in your
                                                    policy's annual report.

                                                    At issue, the maximum
                                                    monthly benefit is equal
                                                    to the long term care
                                                    specified amount
                                                    multiplied by the
                                                    benefit percentage
                                                    selected. After that,
                                                    the maximum monthly
                                                    benefit is equal to the
                                                    maximum total benefit as
                                                    of the first day of the
                                                    period of coverage
                                                    multiplied by the
                                                    benefit percentage
                                                    selected, and will not
                                                    change thereafter.

                                                    ELIMINATION PERIOD
                                                    The "Elimination Period"
                                                    subsection is renamed
                                                    "Eligibility Period".
                                                    Accordingly, all
                                                    references to the
                                                    "elimination period" are
                                                    replaced with references
                                                    to the "eligibility
                                                    period". Once the
                                                    eligibility period has
                                                    been satisfied, benefits
                                                    will be retroactively
                                                    paid for the eligibility
                                                    period.

                                                    PERIOD OF COVERAGE
                                                    The first paragraph of
                                                    the "Period of coverage"
                                                    subsection is replaced
                                                    in its entirety with the
                                                    following:

                                                    .   PERIOD OF COVERAGE.
                                                     The period of coverage
                                                     is the period of time
                                                     during which the
                                                     insured person receives
                                                     services that are
                                                     covered under the
                                                     Long-Term Care
                                                     Services/SM/ Rider and
                                                     for which benefits are
                                                     payable. This begins on
                                                     the first day covered
                                                     services are received
                                                     after the end of the
                                                     eligibility period,
                                                     although benefits are
                                                     payable retroactively
                                                     to the beginning of the
                                                     eligibility period. A
                                                     period of coverage will
                                                     end on the earliest of
                                                     the following dates:

                                                    1. the date we receive
                                                    the notice of release
                                                    which must be sent to us
                                                    when the insured person
                                                    is no longer receiving
                                                    continuous qualified
                                                    long-term care services;

                                                    2. the date we determine
                                                    you are no longer
                                                    eligible to receive
                                                    benefits under this
                                                    rider;

                                                    3. the date you request
                                                    that we terminate
                                                    benefit payments under
                                                    this rider;

                                                    4. the date the
                                                    accumulated benefit lien
                                                    amount equals the
                                                    maximum total benefit;

                                                    5. the date you
                                                    surrender the policy;

                                                    6. the date we make a
                                                    payment under the
                                                    accelerated death
                                                    benefits rider (for
                                                    terminal illness); and

                                                    7. the date of death of
                                                    the insured person.
-----------------------------------------------------------------------------


                                     III-2

 APPENDIX III: STATE POLICY AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
NEW YORK                                            The effects of a period
(CONTINUED)                                         of coverage ending as
                                                    described in the "Period
                                                    of Coverage" subsection
                                                    also apply if the
                                                    contract owner exercises
                                                    the fixed paid-up option
                                                    during the period of
                                                    coverage. It is not
                                                    anticipated that there
                                                    will be more than one
                                                    period of coverage for
                                                    the term of this rider.

                                                    FIXED PAID-UP OPTION
                                                    If you exercise the
                                                    fixed paid-up option of
                                                    your policy, your
                                                    coverage under this
                                                    policy will be continued
                                                    in a reduced amount and
                                                    there will be no further
                                                    charges for this rider.

                                                    If such exercise occurs
                                                    during the period of
                                                    coverage, the
                                                    accumulated benefit lien
                                                    amount will be reset to
                                                    zero after policy values
                                                    have been reduced as
                                                    described in the Period
                                                    of Coverage" subsection.
                                                    The face amount of
                                                    paid-up insurance will
                                                    be whatever the
                                                    resulting net cash
                                                    surrender value will buy
                                                    when applied as a net
                                                    single premium.

                                                    If benefits have
                                                    previously been paid
                                                    under this rider, the
                                                    maximum monthly benefit
                                                    will not change. If
                                                    benefits have not
                                                    previously been paid
                                                    under this rider, the
                                                    maximum monthly benefit
                                                    will be equal to the
                                                    maximum total benefit as
                                                    determined immediately
                                                    before the fixed paid-up
                                                    option went into effect
                                                    multiplied by the
                                                    benefit percentage.

                                                    When the fixed paid-up
                                                    option goes into effect,
                                                    the maximum total
                                                    benefit will be
                                                    re-determined as the sum
                                                    of all monthly charges
                                                    deducted for this rider
                                                    since policy issue,
                                                    excluding any such
                                                    charges that were not
                                                    deducted while rider
                                                    benefits were being
                                                    paid. This maximum total
                                                    benefit will be reduced,
                                                    but not below zero, by
                                                    all monthly benefit
                                                    payments made under this
                                                    rider, including any
                                                    loan repayments.
                                                    However, the resulting
                                                    maximum total benefit
                                                    will not exceed the
                                                    lesser of (a) the
                                                    maximum total benefit of
                                                    this rider as determined
                                                    immediately before the
                                                    fixed paid-up option
                                                    went into effect, and
                                                    (b) the face amount of
                                                    paid-up insurance
                                                    multiplied by the
                                                    acceleration percentage.

                                                    If you elect to continue
                                                    coverage as described
                                                    above, you will receive
                                                    additional information
                                                    regarding this benefit,
                                                    including the available
                                                    maximum total benefit.

                                                    OTHER VARIATIONS
                                                    The Nonforfeiture
                                                    benefit is not available.

                                                    The "Extension of
                                                    Benefits" feature is not
                                                    available.

                                                    The pre-existing
                                                    condition limitation
                                                    does not apply.
-----------------------------------------------------------------------------


                                     III-3

 APPENDIX III: STATE POLICY AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

-----------------------------------------------------------------------------
 STATE                    FEATURES AND BENEFITS     AVAILABILITY OR VARIATION
-----------------------------------------------------------------------------
NEW YORK                  See "Tax treatment of     The benefits paid under
(CONTINUED)               living benefits rider or  this rider are intended
                          Long Term Care            to be treated for
                          Services/SM/ Rider under  Federal income tax
                          a policy with the         purposes as accelerated
                          applicable rider" in      death benefits under
                          "Tax Information"         section 101 (g) of the
                                                    Code on the life of a
                                                    chronically ill insured
                                                    receiving qualified
                                                    long-term care services
                                                    within the meaning of
                                                    section 7702B of the
                                                    Code. The benefit is
                                                    intended to qualify for
                                                    exclusion from income
                                                    within the limits of
                                                    those provisions of the
                                                    Code in effect at the
                                                    issuance of this rider.
                                                    Receipt of these
                                                    benefits may be taxable.
                                                    Charges for this rider
                                                    may be considered
                                                    distributions for income
                                                    tax purposes, and may be
                                                    taxable. This rider is
                                                    not intended to be a
                                                    qualified long-term care
                                                    insurance contract under
                                                    section 7702B(b) of the
                                                    Code.

                                                    The long term care
                                                    specified amount for
                                                    this rider will not be
                                                    increased by operation
                                                    of section 7702 of the
                                                    Code.
-----------------------------------------------------------------------------




                                     III-4

 APPENDIX III: STATE POLICY AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES
                                 AND BENEFITS

Appendix IV: Calculating the alternate death benefit

--------------------------------------------------------------------------------

USING THE GUIDELINE PREMIUM TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death and that there is no outstanding debt. We also assume that the owner selected the guideline premium test. Policy 1 shows what the death benefit would be for a policy with low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times the death benefit percentage. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $42,000 ($35,000 x 120%) and the alternate death benefit for Policy 2 is $102,000 ($85,000 x 120%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($42,000) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($102,000) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $42,000) and Policy 2 (since $185,000 is greater than $102,000).

         --------------------------------------------------------------
                                                    POLICY 1  POLICY 2
         --------------------------------------------------------------
         Face Amount                                $100,000  $100,000
         Policy Account Value on the Date of Death  $ 35,000  $ 85,000
         Death Benefit Percentage                        120%      120%
         Death Benefit under Option A               $100,000  $102,000
         Death Benefit under Option B               $135,000  $185,000
         --------------------------------------------------------------

USING THE CASH VALUE ACCUMULATION TEST:

The following examples demonstrate how we calculate the death benefit under Option A and Option B. The examples show an insured under two policies with the same face amount, but account values vary as shown. We assume that each insured is age 65 at the time of death, is a male preferred non-tobacco user, and that there is no outstanding debt. We also assume that the owner selected the cash value accumulation test. Policy 1 shows what the death benefit would be for a policy with a low account value. Policy 2 shows what the death benefit would be for a policy with a higher account value.

The alternate death benefit is equal to the policy account value times a death benefit percentage which will be specified in your policy, and which varies based upon the insured's attained age, sex and risk class. If the account value in your policy is high enough, relative to the face amount, the life insurance benefit will automatically be greater than the Option A or Option B death benefit you have selected. In the example below, the alternate death benefit for Policy 1 is $64,995 ($35,000 x 185.7%) and the alternate death benefit for Policy 2 is $157,845 ($85,000 x 185.7%). The basic death benefit under Option A is equal to the face amount on the date of death. If the owner of Policy 1 elected Option A, the death benefit would equal the face amount, since the alternate death benefit amount ($64,995) is less than the face amount ($100,000). If the owner of Policy 2 elected Option A, the death benefit would be the alternate death benefit, since the alternate death benefit ($157,845) is greater than the face amount ($100,000). The basic death benefit under Option B is equal to the face amount plus the policy account value on the date of death. Based on the example below, the basic death benefit under Option B is greater than the alternate death benefit for both Policy 1 (since $135,000 is greater than $64,995) and Policy 2 (since $185,000 is greater than $157,845).

         --------------------------------------------------------------
                                                    POLICY 1  POLICY 2
         --------------------------------------------------------------
         Face Amount                                $100,000  $100,000
         Policy Account Value on the Date of Death  $ 35,000  $ 85,000
         Death Benefit Percentage                      185.7%    185.7%
         Death Benefit under Option A               $100,000  $157,845
         Death Benefit under Option B               $135,000  $185,000
         --------------------------------------------------------------

             APPENDIX IV: CALCULATING THE ALTERNATE DEATH BENEFIT

Requesting more information


--------------------------------------------------------------------------------


The Statement of Additional Information ("SAI"), dated May 1, 2014, is incorporated into this prospectus by reference and is available upon request, free of charge, by calling our toll free number at 888-855-5100 and requesting to speak with a customer service representative. You may also request one by writing to our operations center at P.O. Box 1047, Charlotte, NC 28201-1047. The SAI includes additional information about the registrant. You can make inquiries about your policy and request personalized illustrations by calling our toll free number at 1-800-777-6510, or asking your financial professional.


You may visit the SEC's web site at www.sec.gov to view the SAI and other information (including other parts of a registration statement) that relates to the Separate Account and the policies. You can also review and copy information about the Separate Account, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, at 100 F Street, N.E., Washington, D.C. 20549. You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-551-8090.

SEC File Number: 811-04335

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

                                                             PAGE

Who is AXA Equitable?                                         2

Ways we pay policy proceeds                                   2

Distribution of the policies                                  2

Underwriting a policy                                         2

Insurance regulation that applies to AXA Equitable            2

Custodian and independent registered public accounting firm   2

Financial statements                                          2

                                                                      811-04335

Incentive Life Legacy(R)
Incentive Life Legacy(R) II

Flexible premium variable life insurance policies issued by AXA Equitable Life Insurance Company with variable investment options offered under AXA Equitable's Separate Account FP.

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2014


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the related Incentive Life Legacy(R) or Incentive Life Legacy(R) II prospectus, dated May 1, 2014. Each prospectus provides detailed information concerning the policy and the variable investment options, as well as the guaranteed interest option, that fund the policy. Each variable investment option is a subaccount of AXA Equitable's Separate Account FP. Separate Account FP's predecessor was established on April 19, 1985 by our then wholly owned subsidiary, Equitable Variable Life Insurance Company. We established our Separate Account FP under New York Law on September 21, 1995. When Equitable Variable Life Insurance Company merged into Equitable Life, as of January 1, 1997, our Separate Account FP succeeded to all the assets, liabilities and operations of its predecessor. The guaranteed interest option is part of AXA Equitable's general account. Definitions of special terms used in the SAI are found in the prospectuses.


A copy of the prospectuses are available free of charge by writing the Administrative Office (P.O. Box 1047, Charlotte, North Carolina 28201-1047), by calling toll free, 1-800-777-6510 and requesting through our AXA Equitable VOICE IT interactive telephone, or by contacting your financial professional.

        TABLE OF CONTENTS

        Who is AXA Equitable?                                        2

        Ways we pay policy proceeds                                  2

        Distribution of the policies                                 2

        Underwriting a policy                                        2

        Insurance regulation that applies to AXA Equitable           2

        Custodian and independent registered public accounting firm  2

        Financial statements                                         2



Copyright 2014. AXA Equitable Life Insurance Company, New York, New York 10104.

 All rights reserved. Incentive Life Legacy(R) is a registered service mark of
                     AXA Equitable Life Insurance Company.


                                                                        #612080

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the policies.

WAYS WE PAY POLICY PROCEEDS

The payee for death benefit or other policy proceeds (e.g., upon surrenders) may name a successor to receive any amounts that we still owe following the payee's death. Otherwise, we will pay any such amounts to the payee's estate.

We must approve any payment arrangements that involve a payee who is not a natural person (for example, a corporation) or a payee who is a fiduciary. Also, the details of all payment arrangements will be subject to our rules at the time the arrangements are selected and take effect.

DISTRIBUTION OF THE POLICIES


AXA Advisors distributes these policies pursuant to a selling agreement, dated as of May 1, 1994, as amended, between AXA Advisors and AXA Equitable. For each of the years 2013, 2012 and 2011, AXA Advisors was paid an administrative services fee of $325,380. AXA Equitable paid AXA Advisors as the distributors of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account FP, $577,490,356 in 2013, $630,130,187 in 2012 and $529,410,459 in 2011. Of these amounts, for each of these three years, AXA Advisors retained $319,941,479, $371,036,017 and $268,084,019, respectively.

Under a distribution agreement between AXA Distributors and AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account FP, AXA Equitable paid AXA Distributors, (or EDI, as applicable) as the distributor of certain policies, including these policies, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account
FP, $548,888,192 in 2013, $575,594,540 in 2012 and $562,732,447 in 2011. Of
these amounts, for each of these three years, AXA Distributors (or EDI, as applicable) retained $16,033,494, $16,167,554 and $15,092,209, respectively.


UNDERWRITING A POLICY

The underwriting of a policy determines: (1) whether the policy application will be approved or disapproved; and (2) into what premium class the insured should be placed. Risk factors that are considered for these determinations are: (i) the insured's age; (ii) whether the insured uses tobacco or not; and
(iii) the admitted medical history of the insured. Many other factors make up the overall evaluation of an individual's assessment for insurance, but all of these items are determined through the questions asked during the application process.

We base guaranteed cost of insurance rates under the policy on the 2001 Commissioner's Standard Ordinary Mortality Tables.

INSURANCE REGULATION THAT APPLIES TO AXA EQUITABLE


We are regulated and supervised by the New York State Department of Financial Services. In addition, we are subject to the insurance laws and regulations in every state where we sell policies. We submit annual reports on our operations and finances to insurance officials in all of these states. The officials are responsible for reviewing our reports to see that we are financially sound. Such regulation, however, does not guarantee or provide absolute assurance of our soundness.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AXA Equitable is the custodian for shares of the Trusts owned by Separate Account FP. AXA Equitable's principal offices are located at 1290 Avenue of the Americas, New York, NY 10104.


The financial statements of the Separate Account at December 31, 2013 and for each of the two years in the period ended December 31, 2013, and the consolidated financial statements of AXA Equitable at December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the policies.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................  A-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2013..............  A-3
   Statements of Operations for the Year Ended December 31, 2013........ A-36
   Statements of Changes in Net Assets for the Years Ended December 31,
     2013 and 2012...................................................... A-56
   Notes to Financial Statements........................................ A-95

AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm.................  F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2013 and 2012..............  F-2
   Consolidated Statements of Earnings (Loss), Years Ended December 31,
     2013, 2012 and 2011................................................  F-3
   Consolidated Statements of Comprehensive Income (Loss), Years Ended
     December 31, 2013, 2012 and 2011...................................  F-4
   Consolidated Statements of Equity, Years Ended December 31, 2013,
     2012 and 2011......................................................  F-5
   Consolidated Statements of Cash Flows, Years Ended December 31,
     2013, 2012 and 2011................................................  F-6
   Notes to Consolidated Financial Statements...........................  F-8

                                  A-1  #611965

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account FP of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of Separate Account FP of AXA Equitable Life Insurance Company ("AXA Equitable"), as listed in Note 1 to such financial statements, at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2014

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                            ALL ASSET        ALL ASSET    ALL ASSET MODERATE AMERICAN CENTURY VP
                                                        AGGRESSIVE-ALT 25* GROWTH-ALT 20*   GROWTH-ALT 15*   MID CAP VALUE FUND
                                                        ------------------ -------------- ------------------ -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $1,140,476      $14,861,779        $924,753          $22,560,847
Receivable for the Portfolios shares sold..............             --               --              --              102,201
Receivable for policy-related transactions.............        394,004           20,929           8,017                    -
                                                            ----------      -----------        --------          -----------
   Total assets........................................      1,534,480       14,882,708         932,770           22,663,048
                                                            ----------      -----------        --------          -----------

LIABILITIES:
Payable for the Portfolios shares purchased............        393,999           20,929           8,012                   --
Payable for policy-related transactions................             --               --              --               79,201
                                                            ----------      -----------        --------          -----------
   Total liabilities...................................        393,999           20,929           8,012               79,201
                                                            ----------      -----------        --------          -----------
NET ASSETS.............................................     $1,140,481      $14,861,779        $924,758          $22,583,847
                                                            ==========      ===========        ========          ===========

NET ASSETS:
Accumulation Unit Value................................     $1,140,478      $14,861,379        $924,757          $22,583,839
Retained by AXA Equitable in Separate Account FP.......              3              400               1                    8
                                                            ----------      -----------        --------          -----------
TOTAL NET ASSETS.......................................     $1,140,481      $14,861,779        $924,758          $22,583,847
                                                            ==========      ===========        ========          ===========

Investments in shares of the Portfolios, at cost.......     $1,119,531      $14,196,977        $911,414          $19,023,958
The Portfolios shares held
   Class B.............................................         95,742          756,749          83,436                   --
   Class II............................................             --               --              --            1,220,825
   Class 4.............................................             --               --              --                   --

                                                            AMERICAN FUNDS
                                                         INSURANCE SERIES(R)      AMERICAN FUNDS
                                                             GLOBAL SMALL       INSURANCE SERIES(R)
                                                        CAPITALIZATION FUND/SM/  NEW WORLD FUND(R)
                                                        ----------------------  -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.        $868,628              $937,814
Receivable for the Portfolios shares sold..............              --                    --
Receivable for policy-related transactions.............          16,320                15,025
                                                               --------              --------
   Total assets........................................         884,948               952,839
                                                               --------              --------

LIABILITIES:
Payable for the Portfolios shares purchased............          16,310                15,020
Payable for policy-related transactions................              --                    --
                                                               --------              --------
   Total liabilities...................................          16,310                15,020
                                                               --------              --------
NET ASSETS.............................................        $868,638              $937,819
                                                               ========              ========

NET ASSETS:
Accumulation Unit Value................................        $868,635              $937,818
Retained by AXA Equitable in Separate Account FP.......               3                     1
                                                               --------              --------
TOTAL NET ASSETS.......................................        $868,638              $937,819
                                                               ========              ========

Investments in shares of the Portfolios, at cost.......        $828,552              $920,974
The Portfolios shares held
   Class B.............................................              --                    --
   Class II............................................              --                    --
   Class 4.............................................          33,971                37,528

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013



                                                        AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                         ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                        -------------- ------------ ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $144,012,037  $16,002,866    $37,513,234       $4,199,523
Receivable for the Portfolios shares sold..............        32,107        1,056        209,752               --
Receivable for policy-related transactions.............            --           --             --              107
                                                         ------------  -----------    -----------       ----------
   Total assets........................................   144,044,144   16,003,922     37,722,986        4,199,630
                                                         ------------  -----------    -----------       ----------

LIABILITIES:
Payable for the Portfolios shares purchased............            --           --             --              107
Payable for policy-related transactions................        32,107        1,056        209,752               --
                                                         ------------  -----------    -----------       ----------
   Total liabilities...................................        32,107        1,056        209,752              107
                                                         ------------  -----------    -----------       ----------
NET ASSETS.............................................  $144,012,037  $16,002,866    $37,513,234       $4,199,523
                                                         ============  ===========    ===========       ==========

NET ASSETS:
Accumulation Unit Value................................  $143,963,594  $16,002,866    $37,510,628       $4,199,518
Retained by AXA Equitable in Separate Account FP.......        48,443           --          2,606                5
                                                         ------------  -----------    -----------       ----------
TOTAL NET ASSETS.......................................  $144,012,037  $16,002,866    $37,513,234       $4,199,523
                                                         ============  ===========    ===========       ==========

Investments in shares of the Portfolios, at cost.......  $116,940,989  $14,622,581    $37,520,809       $3,878,536
The Portfolios shares held
   Class A.............................................     5,433,224           --      2,830,886               --
   Class B.............................................     6,629,635    1,147,250      1,046,257          316,951

                                                                                AXA
                                                        AXA CONSERVATIVE CONSERVATIVE-PLUS
                                                           STRATEGY*        ALLOCATION*
                                                        ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,509,390       $35,577,345
Receivable for the Portfolios shares sold..............            --                --
Receivable for policy-related transactions.............            --            28,424
                                                           ----------       -----------
   Total assets........................................     1,509,390        35,605,769
                                                           ----------       -----------

LIABILITIES:
Payable for the Portfolios shares purchased............            --            28,424
Payable for policy-related transactions................            --                --
                                                           ----------       -----------
   Total liabilities...................................            --            28,424
                                                           ----------       -----------
NET ASSETS.............................................    $1,509,390       $35,577,345
                                                           ==========       ===========

NET ASSETS:
Accumulation Unit Value................................    $1,509,390       $35,574,147
Retained by AXA Equitable in Separate Account FP.......            --             3,198
                                                           ----------       -----------
TOTAL NET ASSETS.......................................    $1,509,390       $35,577,345
                                                           ==========       ===========

Investments in shares of the Portfolios, at cost.......    $1,475,541       $33,748,198
The Portfolios shares held
   Class A.............................................            --         2,052,684
   Class B.............................................       128,687         1,451,277

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        AXA GROWTH   AXA MODERATE    AXA MODERATE   AXA MODERATE-PLUS
                                                        STRATEGY*    ALLOCATION*   GROWTH STRATEGY*    ALLOCATION*
                                                        ----------- -------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $22,985,782 $1,057,116,946   $54,106,015      $442,152,748
Receivable for the Portfolios shares sold..............          --        616,898            --                --
Receivable for policy-related transactions.............      29,058             --       157,629           935,745
                                                        ----------- --------------   -----------      ------------
   Total assets........................................  23,014,840  1,057,733,844    54,263,644       443,088,493
                                                        ----------- --------------   -----------      ------------

LIABILITIES:
Payable for the Portfolios shares purchased............      29,058             --       157,479           935,622
Payable for policy-related transactions................          --        927,062            --                --
                                                        ----------- --------------   -----------      ------------
   Total liabilities...................................      29,058        927,062       157,479           935,622
                                                        ----------- --------------   -----------      ------------
NET ASSETS............................................. $22,985,782 $1,056,806,782   $54,106,165      $442,152,871
                                                        =========== ==============   ===========      ============

NET ASSETS:
Accumulation Unit Value................................ $22,985,782 $1,053,669,043   $54,106,161      $442,127,779
Accumulation nonunitized...............................          --      3,012,603            --                --
Retained by AXA Equitable in Separate Account FP.......          --        125,136             4            25,092
                                                        ----------- --------------   -----------      ------------
TOTAL NET ASSETS....................................... $22,985,782 $1,056,806,782   $54,106,165      $442,152,871
                                                        =========== ==============   ===========      ============

Investments in shares of the Portfolios, at cost....... $19,925,589 $1,000,298,662   $47,523,658      $393,200,670
The Portfolios shares held
   Class A.............................................          --     61,953,952            --        18,249,503
   Class B.............................................   1,467,736     10,751,160     3,585,555        19,679,974

                                                        AXA TACTICAL AXA TACTICAL
                                                        MANAGER 400* MANAGER 500*
                                                        ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,991,504   $2,782,519
Receivable for the Portfolios shares sold..............          --           --
Receivable for policy-related transactions.............     112,255          483
                                                         ----------   ----------
   Total assets........................................   3,103,759    2,783,002
                                                         ----------   ----------

LIABILITIES:
Payable for the Portfolios shares purchased............     112,225          458
Payable for policy-related transactions................          --           --
                                                         ----------   ----------
   Total liabilities...................................     112,225          458
                                                         ----------   ----------
NET ASSETS.............................................  $2,991,534   $2,782,544
                                                         ==========   ==========

NET ASSETS:
Accumulation Unit Value................................  $2,991,533   $2,782,544
Accumulation nonunitized...............................          --           --
Retained by AXA Equitable in Separate Account FP.......           1           --
                                                         ----------   ----------
TOTAL NET ASSETS.......................................  $2,991,534   $2,782,544
                                                         ==========   ==========

Investments in shares of the Portfolios, at cost.......  $2,603,063   $2,371,137
The Portfolios shares held
   Class A.............................................          --           --
   Class B.............................................     150,078      156,980

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        AXA TACTICAL  AXA TACTICAL MANAGER   BLACKROCK GLOBAL
                                                        MANAGER 2000*    INTERNATIONAL*    ALLOCATION V.I. FUND
                                                        ------------- -------------------- --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,131,863        $1,616,949           $7,005,745
Receivable for the Portfolios shares sold..............         239                --              257,007
Receivable for policy-related transactions.............          --               877                   --
                                                         ----------        ----------           ----------
   Total assets........................................   2,132,102         1,617,826            7,262,752
                                                         ----------        ----------           ----------

LIABILITIES:
Payable for the Portfolios shares purchased............          --               862                   --
Payable for policy-related transactions................         214                --              257,007
                                                         ----------        ----------           ----------
   Total liabilities...................................         214               862              257,007
                                                         ----------        ----------           ----------
NET ASSETS.............................................  $2,131,888        $1,616,964           $7,005,745
                                                         ==========        ==========           ==========

NET ASSETS:
Accumulation Unit Value................................  $2,131,885        $1,616,962           $7,004,781
Retained by AXA Equitable in Separate Account FP.......           3                 2                  964
                                                         ----------        ----------           ----------
TOTAL NET ASSETS.......................................  $2,131,888        $1,616,964           $7,005,745
                                                         ==========        ==========           ==========

Investments in shares of the Portfolios, at cost.......  $1,849,005        $1,477,086           $6,656,597
The Portfolios shares held
   Class A.............................................          --                --                   --
   Class B.............................................     112,110           120,151                   --
   Class III...........................................          --                --              449,663

                                                        EQ/ALLIANCEBERNSTEIN EQ/BLACKROCK BASIC EQ/BOSTON ADVISORS
                                                         SMALL CAP GROWTH*     VALUE EQUITY*      EQUITY INCOME*
                                                        -------------------- ------------------ ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $216,876,884        $210,266,734       $19,832,712
Receivable for the Portfolios shares sold..............          213,690             521,970             7,344
Receivable for policy-related transactions.............               --                  --                --
                                                            ------------        ------------       -----------
   Total assets........................................      217,090,574         210,788,704        19,840,056
                                                            ------------        ------------       -----------

LIABILITIES:
Payable for the Portfolios shares purchased............               --                  --                --
Payable for policy-related transactions................          213,678             521,970             7,344
                                                            ------------        ------------       -----------
   Total liabilities...................................          213,678             521,970             7,344
                                                            ------------        ------------       -----------
NET ASSETS.............................................     $216,876,896        $210,266,734       $19,832,712
                                                            ============        ============       ===========

NET ASSETS:
Accumulation Unit Value................................     $216,845,785        $210,200,850       $19,832,102
Retained by AXA Equitable in Separate Account FP.......           31,111              65,884               610
                                                            ------------        ------------       -----------
TOTAL NET ASSETS.......................................     $216,876,896        $210,266,734       $19,832,712
                                                            ============        ============       ===========

Investments in shares of the Portfolios, at cost.......     $155,113,490        $149,822,399       $16,815,236
The Portfolios shares held
   Class A.............................................        6,918,903           1,926,083           873,260
   Class B.............................................        3,322,163           8,661,226         2,047,140
   Class III...........................................               --                  --                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        EQ/CALVERT SOCIALLY EQ/CAPITAL GUARDIAN EQ/COMMON STOCK EQ/CORE BOND
                                                           RESPONSIBLE*          RESEARCH*          INDEX*         INDEX*
                                                        ------------------- ------------------- --------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $1,293,662         $110,067,322     $1,589,057,397  $53,353,974
Receivable for the Portfolios shares sold..............             --               31,773          2,450,510           --
Receivable for policy-related transactions.............            396                   --                 --       23,117
                                                            ----------         ------------     --------------  -----------
   Total assets........................................      1,294,058          110,099,095      1,591,507,907   53,377,091
                                                            ----------         ------------     --------------  -----------

LIABILITIES:
Payable for the Portfolios shares purchased............            396                   --                 --       23,102
Payable for policy-related transactions................             --               31,773          3,739,789           --
                                                            ----------         ------------     --------------  -----------
   Total liabilities...................................            396               31,773          3,739,789       23,102
                                                            ----------         ------------     --------------  -----------
NET ASSETS.............................................     $1,293,662         $110,067,322     $1,587,768,118  $53,353,989
                                                            ==========         ============     ==============  ===========

NET ASSETS:
Accumulation Unit Value................................     $1,180,058         $109,954,370     $1,583,822,243  $53,337,183
Accumulation nonunitized...............................             --                   --          3,857,120           --
Retained by AXA Equitable in Separate Account FP.......        113,604              112,952             88,755       16,806
                                                            ----------         ------------     --------------  -----------
TOTAL NET ASSETS.......................................     $1,293,662         $110,067,322     $1,587,768,118  $53,353,989
                                                            ==========         ============     ==============  ===========

Investments in shares of the Portfolios, at cost.......     $  933,640         $ 76,940,434     $1,257,769,251  $54,375,891
The Portfolios shares held
   Class A.............................................         24,570              805,254         59,346,310    3,193,275
   Class B.............................................         91,868            4,995,797          7,656,069    2,209,666

                                                         EQ/EQUITY   EQ/EQUITY GROWTH
                                                         500 INDEX*       PLUS*
                                                        ------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $696,279,737   $113,031,375
Receivable for the Portfolios shares sold..............    3,954,213         88,858
Receivable for policy-related transactions.............       27,689             --
                                                        ------------   ------------
   Total assets........................................  700,261,639    113,120,233
                                                        ------------   ------------

LIABILITIES:
Payable for the Portfolios shares purchased............           --             --
Payable for policy-related transactions................    3,967,933         88,858
                                                        ------------   ------------
   Total liabilities...................................    3,967,933         88,858
                                                        ------------   ------------
NET ASSETS............................................. $696,293,706   $113,031,375
                                                        ============   ============

NET ASSETS:
Accumulation Unit Value................................ $695,807,663   $112,957,465
Accumulation nonunitized...............................      444,634             --
Retained by AXA Equitable in Separate Account FP.......       41,409         73,910
                                                        ------------   ------------
TOTAL NET ASSETS....................................... $696,293,706   $113,031,375
                                                        ============   ============

Investments in shares of the Portfolios, at cost....... $494,450,481   $ 79,355,198
The Portfolios shares held
   Class A.............................................   16,683,793      1,664,555
   Class B.............................................    4,959,451      3,725,279

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                                                                      EQ/GLOBAL
                                                        EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL   MULTI-SECTOR
                                                        AND ACQUISITIONS* COMPANY VALUE* BOND PLUS*    EQUITY*
                                                        ----------------- -------------- ----------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $12,494,674     $154,040,154  $20,958,721 $165,449,257
Receivable for the Portfolios shares sold..............         33,488          138,890           --       27,301
Receivable for policy-related transactions.............             --               --        4,312           --
                                                           -----------     ------------  ----------- ------------
   Total assets........................................     12,528,162      154,179,044   20,963,033  165,476,558
                                                           -----------     ------------  ----------- ------------

LIABILITIES:
Payable for the Portfolios shares purchased............             --               --        4,312           --
Payable for policy-related transactions................         33,488          138,890           --       27,296
                                                           -----------     ------------  ----------- ------------
   Total liabilities...................................         33,488          138,890        4,312       27,296
                                                           -----------     ------------  ----------- ------------
NET ASSETS.............................................    $12,494,674     $154,040,154  $20,958,721 $165,449,262
                                                           ===========     ============  =========== ============

NET ASSETS:
Accumulation Unit Value................................    $12,493,996     $154,038,804  $20,957,823 $165,407,020
Accumulation nonunitized...............................             --               --           --           --
Retained by AXA Equitable in Separate Account FP.......            678            1,350          898       42,242
                                                           -----------     ------------  ----------- ------------
TOTAL NET ASSETS.......................................    $12,494,674     $154,040,154  $20,958,721 $165,449,262
                                                           ===========     ============  =========== ============

Investments in shares of the Portfolios, at cost.......    $11,851,652     $105,683,475  $22,352,600 $138,206,514
The Portfolios shares held
   Class A.............................................         64,048           61,596    1,293,451    2,321,443
   Class B.............................................        882,617        2,688,289      956,338    8,885,637

                                                        EQ/INTERMEDIATE  EQ/INTERNATIONAL
                                                        GOVERNMENT BOND*    CORE PLUS*
                                                        ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $89,293,258      $31,687,646
Receivable for the Portfolios shares sold..............            --           78,664
Receivable for policy-related transactions.............     2,082,750               --
                                                          -----------      -----------
   Total assets........................................    91,376,008       31,766,310
                                                          -----------      -----------

LIABILITIES:
Payable for the Portfolios shares purchased............     2,093,171               --
Payable for policy-related transactions................       153,820           78,664
                                                          -----------      -----------
   Total liabilities...................................     2,246,991           78,664
                                                          -----------      -----------
NET ASSETS.............................................   $89,129,017      $31,687,646
                                                          ===========      ===========

NET ASSETS:
Accumulation Unit Value................................   $88,939,986      $31,679,346
Accumulation nonunitized...............................       171,501               --
Retained by AXA Equitable in Separate Account FP.......        17,530            8,300
                                                          -----------      -----------
TOTAL NET ASSETS.......................................   $89,129,017      $31,687,646
                                                          ===========      ===========

Investments in shares of the Portfolios, at cost.......   $88,064,097      $26,986,133
The Portfolios shares held
   Class A.............................................     6,701,810          584,345
   Class B.............................................     2,061,888        2,485,800

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INVESCO  EQ/JPMORGAN VALUE
                                                         EQUITY INDEX*     VALUE PLUS*    COMSTOCK*    OPPORTUNITIES*
                                                        ---------------- ---------------- ----------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $353,059,548     $100,346,412   $10,334,906    $28,941,475
Receivable for the Portfolios shares sold..............         56,967          244,982            --             --
Receivable for policy-related transactions.............             --               --         2,735            167
                                                          ------------     ------------   -----------    -----------
   Total assets........................................    353,116,515      100,591,394    10,337,641     28,941,642
                                                          ------------     ------------   -----------    -----------

LIABILITIES:
Payable for the Portfolios shares purchased............             --               --         2,735            167
Payable for policy-related transactions................        177,351          244,982            --             --
                                                          ------------     ------------   -----------    -----------
   Total liabilities...................................        177,351          244,982         2,735            167
                                                          ------------     ------------   -----------    -----------
NET ASSETS.............................................   $352,939,164     $100,346,412   $10,334,906    $28,941,475
                                                          ============     ============   ===========    ===========

NET ASSETS:
Accumulation Unit Value................................   $352,525,284     $100,321,218   $10,334,468    $28,853,585
Accumulation nonunitized...............................        370,950               --            --             --
Retained by AXA Equitable in Separate Account FP.......         42,930           25,194           438         87,890
                                                          ------------     ------------   -----------    -----------
TOTAL NET ASSETS.......................................   $352,939,164     $100,346,412   $10,334,906    $28,941,475
                                                          ============     ============   ===========    ===========

Investments in shares of the Portfolios, at cost.......   $353,094,609     $ 90,790,474   $ 8,214,829    $21,985,165
The Portfolios shares held
   Class A.............................................     30,254,372        1,566,301       346,478         90,266
   Class B.............................................      5,885,935        6,125,053       390,823      1,968,762

                                                        EQ/LARGE CAP EQ/LARGE CAP
                                                         CORE PLUS*  GROWTH INDEX*
                                                        ------------ -------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $17,689,610  $128,735,443
Receivable for the Portfolios shares sold..............       1,536        49,863
Receivable for policy-related transactions.............          --            --
                                                        -----------  ------------
   Total assets........................................  17,691,146   128,785,306
                                                        -----------  ------------

LIABILITIES:
Payable for the Portfolios shares purchased............          --            --
Payable for policy-related transactions................       1,536        49,863
                                                        -----------  ------------
   Total liabilities...................................       1,536        49,863
                                                        -----------  ------------
NET ASSETS............................................. $17,689,610  $128,735,443
                                                        ===========  ============

NET ASSETS:
Accumulation Unit Value................................ $17,675,783  $128,682,129
Accumulation nonunitized...............................          --            --
Retained by AXA Equitable in Separate Account FP.......      13,827        53,314
                                                        -----------  ------------
TOTAL NET ASSETS....................................... $17,689,610  $128,735,443
                                                        ===========  ============

Investments in shares of the Portfolios, at cost....... $15,265,170  $ 83,490,294
The Portfolios shares held
   Class A.............................................     133,284     1,176,866
   Class B.............................................   1,897,526     9,239,541

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        EQ/LARGE CAP EQ/LARGE CAP    EQ/LARGE     EQ/LORD ABBETT
                                                        GROWTH PLUS* VALUE INDEX* CAP VALUE PLUS* LARGE CAP CORE*
                                                        ------------ ------------ --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $146,550,114 $15,212,384   $382,100,532     $12,559,894
Receivable for the Portfolios shares sold..............           --       7,419         40,782          17,386
Receivable for policy-related transactions.............          261          --         37,626              --
                                                        ------------ -----------   ------------     -----------
   Total assets........................................  146,550,375  15,219,803    382,178,940      12,577,280
                                                        ------------ -----------   ------------     -----------

LIABILITIES:
Payable for the Portfolios shares purchased............       24,543          --             --              --
Payable for policy-related transactions................           --       7,446         53,048          17,386
                                                        ------------ -----------   ------------     -----------
   Total liabilities...................................       24,543       7,446         53,048          17,386
                                                        ------------ -----------   ------------     -----------
NET ASSETS............................................. $146,525,832 $15,212,357   $382,125,892     $12,559,894
                                                        ============ ===========   ============     ===========

NET ASSETS:
Accumulation Unit Value................................ $146,490,259 $15,199,730   $381,900,803     $12,559,780
Accumulation nonunitized...............................           --          --        180,715              --
Retained by AXA Equitable in Separate Account FP.......       35,573      12,627         44,374             114
                                                        ------------ -----------   ------------     -----------
TOTAL NET ASSETS....................................... $146,525,832 $15,212,357   $382,125,892     $12,559,894
                                                        ============ ===========   ============     ===========

Investments in shares of the Portfolios, at cost....... $ 84,810,136 $11,139,518   $347,031,995     $11,246,950
The Portfolios shares held
   Class A.............................................      385,800   1,075,881     18,398,616         564,536
   Class B.............................................    5,611,833     910,452      8,362,282         360,850

                                                               EQ/MFS            EQ/MID
                                                        INTERNATIONAL GROWTH*  CAP INDEX*
                                                        --------------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $39,188,652      $112,881,284
Receivable for the Portfolios shares sold..............           17,308             6,314
Receivable for policy-related transactions.............               --                --
                                                             -----------      ------------
   Total assets........................................       39,205,960       112,887,598
                                                             -----------      ------------

LIABILITIES:
Payable for the Portfolios shares purchased............               --                --
Payable for policy-related transactions................           17,308             6,314
                                                             -----------      ------------
   Total liabilities...................................           17,308             6,314
                                                             -----------      ------------
NET ASSETS.............................................      $39,188,652      $112,881,284
                                                             ===========      ============

NET ASSETS:
Accumulation Unit Value................................      $39,188,484      $112,861,080
Accumulation nonunitized...............................               --                --
Retained by AXA Equitable in Separate Account FP.......              168            20,204
                                                             -----------      ------------
TOTAL NET ASSETS.......................................      $39,188,652      $112,881,284
                                                             ===========      ============

Investments in shares of the Portfolios, at cost.......      $32,543,246      $ 80,470,801
The Portfolios shares held
   Class A.............................................               --         2,318,831
   Class B.............................................        5,303,398         6,834,736

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                                       EQ/MORGAN
                                                            EQ/MID        EQ/MONEY     EQ/MONTAG &    STANLEY MID
                                                        CAP VALUE PLUS*   MARKET*    CALDWELL GROWTH* CAP GROWTH*
                                                        --------------- ------------ ---------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $219,502,588   $196,013,198   $24,359,148    $55,481,805
Receivable for the Portfolios shares sold..............        60,637             --       111,603             --
Receivable for policy-related transactions.............            --             --            --         45,571
                                                         ------------   ------------   -----------    -----------
   Total assets........................................   219,563,225    196,013,198    24,470,751     55,527,376
                                                         ------------   ------------   -----------    -----------

LIABILITIES:
Payable for the Portfolios shares purchased............            --        448,001            --         45,572
Payable for policy-related transactions................        60,637     11,515,403       111,603             --
                                                         ------------   ------------   -----------    -----------
   Total liabilities...................................        60,637     11,963,404       111,603         45,572
                                                         ------------   ------------   -----------    -----------
NET ASSETS.............................................  $219,502,588   $184,049,794   $24,359,148    $55,481,804
                                                         ============   ============   ===========    ===========

NET ASSETS:
Accumulation Unit Value................................  $219,468,809   $183,485,213   $24,358,310    $55,481,221
Accumulation nonunitized...............................            --        533,246            --             --
Retained by AXA Equitable in Separate Account FP.......        33,779         31,335           838            583
                                                         ------------   ------------   -----------    -----------
TOTAL NET ASSETS.......................................  $219,502,588   $184,049,794   $24,359,148    $55,481,804
                                                         ============   ============   ===========    ===========

Investments in shares of the Portfolios, at cost.......  $140,523,799   $196,012,876   $20,826,389    $45,376,826
The Portfolios shares held
   Class A.............................................    14,810,277    143,128,805     1,260,566      1,539,631
   Class B.............................................       897,351     52,810,594     1,933,258      1,186,610

                                                            EQ/PIMCO      EQ/QUALITY
                                                        ULTRA SHORT BOND* BOND PLUS*
                                                        ----------------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $38,878,088    $66,703,761
Receivable for the Portfolios shares sold..............          6,759             --
Receivable for policy-related transactions.............             --         81,089
                                                           -----------    -----------
   Total assets........................................     38,884,847     66,784,850
                                                           -----------    -----------

LIABILITIES:
Payable for the Portfolios shares purchased............             --         80,497
Payable for policy-related transactions................          6,759             --
                                                           -----------    -----------
   Total liabilities...................................          6,759         80,497
                                                           -----------    -----------
NET ASSETS.............................................    $38,878,088    $66,704,353
                                                           ===========    ===========

NET ASSETS:
Accumulation Unit Value................................    $38,876,080    $66,578,392
Accumulation nonunitized...............................             --         54,415
Retained by AXA Equitable in Separate Account FP.......          2,008         71,546
                                                           -----------    -----------
TOTAL NET ASSETS.......................................    $38,878,088    $66,704,353
                                                           ===========    ===========

Investments in shares of the Portfolios, at cost.......    $39,155,897    $72,407,243
The Portfolios shares held
   Class A.............................................      2,080,134      5,291,174
   Class B.............................................      1,845,564      2,674,988

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013



                                                        EQ/SMALL COMPANY EQ/T. ROWE PRICE EQ/UBS GROWTH & EQ/WELLS FARGO
                                                             INDEX*       GROWTH STOCK*       INCOME*     OMEGA GROWTH*
                                                        ---------------- ---------------- --------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $71,671,035      $55,991,618      $8,990,180     $96,518,219
Receivable for the Portfolios shares sold..............        82,779               --              --         712,854
Receivable for policy-related transactions.............            --          525,742           1,129              --
                                                          -----------      -----------      ----------     -----------
   Total assets........................................    71,753,814       56,517,360       8,991,309      97,231,073
                                                          -----------      -----------      ----------     -----------

LIABILITIES:
Payable for the Portfolios shares purchased............            --          525,742           1,129              --
Payable for policy-related transactions................        82,779               --              --         712,854
                                                          -----------      -----------      ----------     -----------
   Total liabilities...................................        82,779          525,742           1,129         712,854
                                                          -----------      -----------      ----------     -----------
NET ASSETS.............................................   $71,671,035      $55,991,618      $8,990,180     $96,518,219
                                                          ===========      ===========      ==========     ===========

NET ASSETS:
Accumulation Unit Value................................   $71,646,743      $55,886,701      $8,990,091     $96,470,415
Accumulation nonunitized...............................            --               --              --              --
Retained by AXA Equitable in Separate Account FP.......        24,292          104,917              89          47,804
                                                          -----------      -----------      ----------     -----------
TOTAL NET ASSETS.......................................   $71,671,035      $55,991,618      $8,990,180     $96,518,219
                                                          ===========      ===========      ==========     ===========

Investments in shares of the Portfolios, at cost.......   $55,513,377      $37,293,332      $6,808,007     $89,737,821
The Portfolios shares held
   Class A.............................................     3,772,251           45,153              --         957,562
   Class B.............................................     2,067,802        1,646,593       1,042,655       7,047,755
   Service Class 2.....................................            --               --              --              --

                                                        FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                           MANAGER: GROWTH     CONTRAFUND(R)
                                                              PORTFOLIO          PORTFOLIO
                                                        --------------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $1,320,625         $70,928,428
Receivable for the Portfolios shares sold..............           3,010             231,270
Receivable for policy-related transactions.............              --                  --
                                                             ----------         -----------
   Total assets........................................       1,323,635          71,159,698
                                                             ----------         -----------

LIABILITIES:
Payable for the Portfolios shares purchased............              --                  --
Payable for policy-related transactions................           3,010             231,270
                                                             ----------         -----------
   Total liabilities...................................           3,010             231,270
                                                             ----------         -----------
NET ASSETS.............................................      $1,320,625         $70,928,428
                                                             ==========         ===========

NET ASSETS:
Accumulation Unit Value................................      $1,319,759         $70,922,425
Accumulation nonunitized...............................              --                  --
Retained by AXA Equitable in Separate Account FP.......             866               6,003
                                                             ----------         -----------
TOTAL NET ASSETS.......................................      $1,320,625         $70,928,428
                                                             ==========         ===========

Investments in shares of the Portfolios, at cost.......      $1,063,709         $59,658,823
The Portfolios shares held
   Class A.............................................              --                  --
   Class B.............................................              --                  --
   Service Class 2.....................................          72,963           2,100,338

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                         EQUITY-INCOME  GROWTH & INCOME   HIGH INCOME   INVESTMENT GRADE
                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO     BOND PORTFOLIO
                                                        --------------- --------------- --------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $1,377,666      $5,885,962      $10,830,790     $14,747,422
Receivable for the Portfolios shares sold..............       11,833          19,792          512,227       3,620,868
Receivable for policy-related transactions.............           --              --               --              --
                                                          ----------      ----------      -----------     -----------
   Total assets........................................    1,389,499       5,905,754       11,343,017      18,368,290
                                                          ----------      ----------      -----------     -----------

LIABILITIES:
Payable for the Portfolios shares purchased............           --              --               --              --
Payable for policy-related transactions................       11,833          19,792          512,227       3,620,868
                                                          ----------      ----------      -----------     -----------
   Total liabilities...................................       11,833          19,792          512,227       3,620,868
                                                          ----------      ----------      -----------     -----------
NET ASSETS.............................................   $1,377,666      $5,885,962      $10,830,790     $14,747,422
                                                          ==========      ==========      ===========     ===========

NET ASSETS:
Accumulation Unit Value................................   $1,373,303      $5,885,273      $10,830,702     $14,747,101
Accumulation nonunitized...............................           --              --               --              --
Retained by AXA Equitable in Separate Account FP.......        4,363             689               88             321
                                                          ----------      ----------      -----------     -----------
TOTAL NET ASSETS.......................................   $1,377,666      $5,885,962      $10,830,790     $14,747,422
                                                          ==========      ==========      ===========     ===========

Investments in shares of the Portfolios, at cost.......   $1,212,134      $4,864,450      $11,061,762     $15,177,893
The Portfolios shares held
   Service Class 2.....................................       60,213         312,750        1,920,353       1,219,803

                                                        FIDELITY(R) VIP FIDELITY(R) VIP
                                                            MID CAP      MONEY MARKET
                                                           PORTFOLIO       PORTFOLIO
                                                        --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $30,689,280     $1,329,010
Receivable for the Portfolios shares sold..............       756,584             --
Receivable for policy-related transactions.............            --            100
                                                          -----------     ----------
   Total assets........................................    31,445,864      1,329,110
                                                          -----------     ----------

LIABILITIES:
Payable for the Portfolios shares purchased............            --            100
Payable for policy-related transactions................       756,584             --
                                                          -----------     ----------
   Total liabilities...................................       756,584            100
                                                          -----------     ----------
NET ASSETS.............................................   $30,689,280     $1,329,010
                                                          ===========     ==========

NET ASSETS:
Accumulation Unit Value................................   $30,674,850     $1,328,913
Accumulation nonunitized...............................            --             --
Retained by AXA Equitable in Separate Account FP.......        14,430             97
                                                          -----------     ----------
TOTAL NET ASSETS.......................................   $30,689,280     $1,329,010
                                                          ===========     ==========

Investments in shares of the Portfolios, at cost.......   $28,191,646     $1,329,010
The Portfolios shares held
   Service Class 2.....................................       862,058      1,329,011

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        FIDELITY(R) VIP FIDELITY(R) VIP  FRANKLIN RISING FRANKLIN SMALL
                                                             VALUE      VALUE STRATEGIES    DIVIDENDS       CAP VALUE
                                                           PORTFOLIO       PORTFOLIO     SECURITIES FUND SECURITIES FUND
                                                        --------------- ---------------- --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $1,256,554        $533,016       $48,326,911     $6,513,290
Receivable for the Portfolios shares sold..............           --           3,816            12,739         48,019
Receivable for policy-related transactions.............          100              --                --             --
                                                          ----------        --------       -----------     ----------
   Total assets........................................    1,256,654         536,832        48,339,650      6,561,309
                                                          ----------        --------       -----------     ----------

LIABILITIES:
Payable for the Portfolios shares purchased............          100              --                --             --
Payable for policy-related transactions................           --           3,816            12,739         48,019
                                                          ----------        --------       -----------     ----------
   Total liabilities...................................          100           3,816            12,739         48,019
                                                          ----------        --------       -----------     ----------
NET ASSETS.............................................   $1,256,554        $533,016       $48,326,911     $6,513,290
                                                          ==========        ========       ===========     ==========

NET ASSETS:
Accumulation Unit Value................................   $1,243,881        $532,797       $48,326,373     $6,510,735
Retained by AXA Equitable in Separate Account FP.......       12,673             219               538          2,555
                                                          ----------        --------       -----------     ----------
TOTAL NET ASSETS.......................................   $1,256,554        $533,016       $48,326,911     $6,513,290
                                                          ==========        ========       ===========     ==========

Investments in shares of the Portfolios, at cost.......   $1,051,451        $417,366       $38,712,020     $5,257,181
The Portfolios shares held
   Class 2.............................................           --              --         1,749,707        270,598
   Service Class 2.....................................       83,492          36,861                --             --
   Service Shares......................................           --              --                --             --

                                                            FRANKLIN     GOLDMAN SACHS
                                                        STRATEGIC INCOME  VIT MID CAP
                                                        SECURITIES FUND   VALUE FUND
                                                        ---------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $24,933,240     $8,692,444
Receivable for the Portfolios shares sold..............            --            777
Receivable for policy-related transactions.............        12,760            823
                                                          -----------     ----------
   Total assets........................................    24,946,000      8,694,044
                                                          -----------     ----------

LIABILITIES:
Payable for the Portfolios shares purchased............        12,760             --
Payable for policy-related transactions................            --             --
                                                          -----------     ----------
   Total liabilities...................................        12,760             --
                                                          -----------     ----------
NET ASSETS.............................................   $24,933,240     $8,694,044
                                                          ===========     ==========

NET ASSETS:
Accumulation Unit Value................................   $24,932,195     $8,693,989
Retained by AXA Equitable in Separate Account FP.......         1,045             55
                                                          -----------     ----------
TOTAL NET ASSETS.......................................   $24,933,240     $8,694,044
                                                          ===========     ==========

Investments in shares of the Portfolios, at cost.......   $25,325,151     $7,456,684
The Portfolios shares held
   Class 2.............................................     2,027,093             --
   Service Class 2.....................................            --             --
   Service Shares......................................            --        465,833

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        INVESCO V.I.  INVESCO V.I. INVESCO V.I.  INVESCO V.I. MID INVESCO V.I.
                                                         DIVERSIFIED  GLOBAL REAL  INTERNATIONAL     CAP CORE      SMALL CAP
                                                        DIVIDEND FUND ESTATE FUND   GROWTH FUND    EQUITY FUND    EQUITY FUND
                                                        ------------- ------------ ------------- ---------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $1,323,755   $21,013,302   $22,026,673     $3,684,861     $4,179,025
Receivable for the Portfolios shares sold..............      48,533            --            --          3,220          1,874
Receivable for policy-related transactions.............          --         9,857        11,972             --             --
                                                         ----------   -----------   -----------     ----------     ----------
   Total assets........................................   1,372,288    21,023,159    22,038,645      3,688,081      4,180,899
                                                         ----------   -----------   -----------     ----------     ----------

LIABILITIES:
Payable for the Portfolios shares purchased............          --        10,112        11,972             --             --
Payable for policy-related transactions................      48,508            --            --          3,160          1,734
                                                         ----------   -----------   -----------     ----------     ----------
   Total liabilities...................................      48,508        10,112        11,972          3,160          1,734
                                                         ----------   -----------   -----------     ----------     ----------
NET ASSETS.............................................  $1,323,780   $21,013,047   $22,026,673     $3,684,921     $4,179,165
                                                         ==========   ===========   ===========     ==========     ==========

NET ASSETS:
Accumulation Unit Value................................  $1,323,778   $21,013,020   $22,026,006     $3,684,919     $4,179,160
Retained by AXA Equitable in Separate Account FP.......           2            27           667              2              5
                                                         ----------   -----------   -----------     ----------     ----------
TOTAL NET ASSETS.......................................  $1,323,780   $21,013,047   $22,026,673     $3,684,921     $4,179,165
                                                         ==========   ===========   ===========     ==========     ==========

Investments in shares of the Portfolios, at cost.......  $1,190,273   $20,705,617   $18,531,705     $3,235,826     $3,138,746
The Portfolios shares held
   Series II...........................................      63,489     1,410,289       631,499        246,479        168,170
   Common Shares.......................................          --            --            --             --             --

                                                          IVY FUNDS
                                                        VIP DIVIDEND
                                                        OPPORTUNITIES
                                                        -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $945,091
Receivable for the Portfolios shares sold..............     45,430
Receivable for policy-related transactions.............         --
                                                          --------
   Total assets........................................    990,521
                                                          --------

LIABILITIES:
Payable for the Portfolios shares purchased............         --
Payable for policy-related transactions................     45,430
                                                          --------
   Total liabilities...................................     45,430
                                                          --------
NET ASSETS.............................................   $945,091
                                                          ========

NET ASSETS:
Accumulation Unit Value................................   $943,600
Retained by AXA Equitable in Separate Account FP.......      1,491
                                                          --------
TOTAL NET ASSETS.......................................   $945,091
                                                          ========

Investments in shares of the Portfolios, at cost.......   $851,652
The Portfolios shares held
   Series II...........................................         --
   Common Shares.......................................    104,497

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                                                            IVY FUNDS
                                                         IVY FUNDS  IVY FUNDS   IVY FUNDS  VIP SCIENCE   IVY FUNDS
                                                            VIP     VIP HIGH   VIP MID CAP     AND     VIP SMALL CAP
                                                          ENERGY     INCOME      GROWTH    TECHNOLOGY     GROWTH
                                                        ----------- ---------- ----------- ----------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $11,601,072 $6,145,063 $24,173,727 $16,143,792  $6,647,990
Receivable for the Portfolios shares sold..............          --         --      54,808     180,107          --
Receivable for policy-related transactions.............         134     28,239          --          --      30,450
                                                        ----------- ---------- ----------- -----------  ----------
   Total assets........................................  11,601,206  6,173,302  24,228,535  16,323,899   6,678,440
                                                        ----------- ---------- ----------- -----------  ----------

LIABILITIES:
Payable for the Portfolios shares purchased............          34     28,189          --          --      30,450
Payable for policy-related transactions................          --         --      51,808     180,107          --
                                                        ----------- ---------- ----------- -----------  ----------
   Total liabilities...................................          34     28,189      51,808     180,107      30,450
                                                        ----------- ---------- ----------- -----------  ----------
NET ASSETS............................................. $11,601,172 $6,145,113 $24,176,727 $16,143,792  $6,647,990
                                                        =========== ========== =========== ===========  ==========

NET ASSETS:
Accumulation Unit Value................................ $11,601,168 $6,145,108 $24,176,615 $16,143,286  $6,647,480
Retained by AXA Equitable in Separate Account FP.......           4          5         112         506         510
                                                        ----------- ---------- ----------- -----------  ----------
TOTAL NET ASSETS....................................... $11,601,172 $6,145,113 $24,176,727 $16,143,792  $6,647,990
                                                        =========== ========== =========== ===========  ==========

Investments in shares of the Portfolios, at cost....... $ 9,801,592 $5,978,405 $20,068,145 $14,053,843  $5,296,127
The Portfolios shares held
   Common Shares.......................................   1,546,026  1,537,842   2,254,318     607,277     483,248
   Service Shares......................................          --         --          --          --          --

                                                            LAZARD
                                                          RETIREMENT
                                                           EMERGING
                                                        MARKETS EQUITY
                                                          PORTFOLIO
                                                        --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $46,664,757
Receivable for the Portfolios shares sold..............       38,780
Receivable for policy-related transactions.............           --
                                                         -----------
   Total assets........................................   46,703,537
                                                         -----------

LIABILITIES:
Payable for the Portfolios shares purchased............           --
Payable for policy-related transactions................       44,245
                                                         -----------
   Total liabilities...................................       44,245
                                                         -----------
NET ASSETS.............................................  $46,659,292
                                                         ===========

NET ASSETS:
Accumulation Unit Value................................  $46,650,548
Retained by AXA Equitable in Separate Account FP.......        8,744
                                                         -----------
TOTAL NET ASSETS.......................................  $46,659,292
                                                         ===========

Investments in shares of the Portfolios, at cost.......  $46,737,146
The Portfolios shares held
   Common Shares.......................................           --
   Service Shares......................................    2,169,445

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                             MFS(R) INVESTORS
                                                        MFS(R) INTERNATIONAL   GROWTH STOCK   MFS(R) INVESTORS MFS(R) UTILITIES
                                                          VALUE PORTFOLIO         SERIES        TRUST SERIES        SERIES
                                                        -------------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $52,024,562         $1,947,856       $1,500,367       $1,452,177
Receivable for the Portfolios shares sold..............         588,975                 --               --            8,302
Receivable for policy-related transactions.............              --              2,318            5,096               --
                                                            -----------         ----------       ----------       ----------
   Total assets........................................      52,613,537          1,950,174        1,505,463        1,460,479
                                                            -----------         ----------       ----------       ----------

LIABILITIES:
Payable for the Portfolios shares purchased............              --              2,318            5,096               --
Payable for policy-related transactions................         588,675                 --               --            8,227
                                                            -----------         ----------       ----------       ----------
   Total liabilities...................................         588,675              2,318            5,096            8,227
                                                            -----------         ----------       ----------       ----------
NET ASSETS.............................................     $52,024,862         $1,947,856       $1,500,367       $1,452,252
                                                            ===========         ==========       ==========       ==========

NET ASSETS:
Accumulation Unit Value................................     $52,024,840         $1,947,822       $1,500,342       $1,452,249
Accumulation nonunitized...............................              --                 --               --               --
Retained by AXA Equitable in Separate Account FP.......              22                 34               25                3
                                                            -----------         ----------       ----------       ----------
TOTAL NET ASSETS.......................................     $52,024,862         $1,947,856       $1,500,367       $1,452,252
                                                            ===========         ==========       ==========       ==========

Investments in shares of the Portfolios, at cost.......     $42,852,286         $1,624,125       $1,199,524       $1,312,600
The Portfolios shares held
   Class A.............................................              --                 --               --               --
   Class B.............................................              --                 --               --               --
   Service Class.......................................       2,410,777            130,204           50,483           46,145

                                                           MULTIMANAGER    MULTIMANAGER
                                                        AGGRESSIVE EQUITY*  CORE BOND*
                                                        ------------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $411,872,952    $78,169,309
Receivable for the Portfolios shares sold..............          90,715         21,622
Receivable for policy-related transactions.............              --             --
                                                           ------------    -----------
   Total assets........................................     411,963,667     78,190,931
                                                           ------------    -----------

LIABILITIES:
Payable for the Portfolios shares purchased............              --             --
Payable for policy-related transactions................         322,995         21,622
                                                           ------------    -----------
   Total liabilities...................................         322,995         21,622
                                                           ------------    -----------
NET ASSETS.............................................    $411,640,672    $78,169,309
                                                           ============    ===========

NET ASSETS:
Accumulation Unit Value................................    $411,081,226    $78,057,292
Accumulation nonunitized...............................         499,921             --
Retained by AXA Equitable in Separate Account FP.......          59,525        112,017
                                                           ------------    -----------
TOTAL NET ASSETS.......................................    $411,640,672    $78,169,309
                                                           ============    ===========

Investments in shares of the Portfolios, at cost.......    $251,877,329    $82,698,264
The Portfolios shares held
   Class A.............................................       9,633,853      2,283,860
   Class B.............................................         680,970      5,621,806
   Service Class.......................................              --             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        MULTIMANAGER  MULTIMANAGER MULTIMANAGER MULTIMANAGER MULTIMANAGER
                                                        INTERNATIONAL  LARGE CAP    LARGE CAP     MID CAP      MID CAP
                                                           EQUITY*    CORE EQUITY*    VALUE*      GROWTH*       VALUE*
                                                        ------------- ------------ ------------ ------------ ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $49,842,349   $9,472,187  $33,301,472  $35,023,102  $52,017,059
Receivable for the Portfolios shares sold..............           --        2,425       32,460       66,263       10,454
Receivable for policy-related transactions.............          850           --           --           --           --
                                                         -----------   ----------  -----------  -----------  -----------
   Total assets........................................   49,843,199    9,474,612   33,333,932   35,089,365   52,027,513
                                                         -----------   ----------  -----------  -----------  -----------

LIABILITIES:
Payable for the Portfolios shares purchased............          834           --           --           --           --
Payable for policy-related transactions................           --        2,425       32,460       66,262       37,329
                                                         -----------   ----------  -----------  -----------  -----------
   Total liabilities...................................          834        2,425       32,460       66,262       37,329
                                                         -----------   ----------  -----------  -----------  -----------
NET ASSETS.............................................  $49,842,365   $9,472,187  $33,301,472  $35,023,103  $51,990,184
                                                         ===========   ==========  ===========  ===========  ===========

NET ASSETS:
Accumulation Unit Value................................  $49,777,716   $9,453,407  $33,227,972  $34,939,861  $51,865,403
Accumulation nonunitized...............................           --           --           --           --           --
Retained by AXA Equitable in Separate Account FP.......       64,649       18,780       73,500       83,242      124,781
                                                         -----------   ----------  -----------  -----------  -----------
TOTAL NET ASSETS.......................................  $49,842,365   $9,472,187  $33,301,472  $35,023,103  $51,990,184
                                                         ===========   ==========  ===========  ===========  ===========

Investments in shares of the Portfolios, at cost.......  $44,385,401   $6,715,578  $22,399,185  $31,331,574  $32,651,340
The Portfolios shares held
   Class A.............................................    1,114,468      280,606      809,570    1,230,742      893,066
   Class B.............................................    3,032,968      383,405    1,640,349    2,338,307    3,022,631

                                                        MULTIMANAGER
                                                        MULTI-SECTOR
                                                           BOND*
                                                        ------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $100,146,846
Receivable for the Portfolios shares sold..............       44,868
Receivable for policy-related transactions.............           --
                                                        ------------
   Total assets........................................  100,191,714
                                                        ------------

LIABILITIES:
Payable for the Portfolios shares purchased............           --
Payable for policy-related transactions................       69,635
                                                        ------------
   Total liabilities...................................       69,635
                                                        ------------
NET ASSETS............................................. $100,122,079
                                                        ============

NET ASSETS:
Accumulation Unit Value................................ $ 99,537,809
Accumulation nonunitized...............................      522,410
Retained by AXA Equitable in Separate Account FP.......       61,860
                                                        ------------
TOTAL NET ASSETS....................................... $100,122,079
                                                        ============

Investments in shares of the Portfolios, at cost....... $113,863,738
The Portfolios shares held
   Class A.............................................   21,596,979
   Class B.............................................    4,406,358

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        MULTIMANAGER MULTIMANAGER
                                                         SMALL CAP    SMALL CAP   MULTIMANAGER  MUTUAL SHARES  NATURAL RESOURCES
                                                          GROWTH*       VALUE*    TECHNOLOGY*  SECURITIES FUND     PORTFOLIO
                                                        ------------ ------------ ------------ --------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $13,550,981  $36,437,555  $84,352,244    $12,069,969      $9,221,325
Receivable for the Portfolios shares sold..............          --        1,534       52,725        168,263          48,671
Receivable for policy-related transactions.............      22,967           --           --             --              --
                                                        -----------  -----------  -----------    -----------      ----------
   Total assets........................................  13,573,948   36,439,089   84,404,969     12,238,232       9,269,996
                                                        -----------  -----------  -----------    -----------      ----------

LIABILITIES:
Payable for the Portfolios shares purchased............      22,967           --           --             --              --
Payable for policy-related transactions................          --        1,521       52,726        168,178          48,671
                                                        -----------  -----------  -----------    -----------      ----------
   Total liabilities...................................      22,967        1,521       52,726        168,178          48,671
                                                        -----------  -----------  -----------    -----------      ----------
NET ASSETS............................................. $13,550,981  $36,437,568  $84,352,243    $12,070,054      $9,221,325
                                                        ===========  ===========  ===========    ===========      ==========

NET ASSETS:
Accumulation Unit Value................................ $13,549,432  $36,370,449  $84,318,674    $12,070,052      $9,219,905
Accumulation nonunitized...............................          --           --           --             --              --
Retained by AXA Equitable in Separate Account FP.......       1,549       67,119       33,569              2           1,420
                                                        -----------  -----------  -----------    -----------      ----------
TOTAL NET ASSETS....................................... $13,550,981  $36,437,568  $84,352,243    $12,070,054      $9,221,325
                                                        ===========  ===========  ===========    ===========      ==========

Investments in shares of the Portfolios, at cost....... $ 9,606,448  $24,006,460  $51,700,144    $ 9,457,769      $8,766,408
The Portfolios shares held
   Class A.............................................          --    1,005,902      788,928             --              --
   Class B.............................................   1,106,168    1,246,418    3,689,658             --              --
   Advisor Share Class.................................          --           --           --             --              --
   Class 2.............................................          --           --           --        558,020              --
   Class II............................................          --           --           --             --         250,716

                                                            PIMCO COMMODITY
                                                        REAL RETURN(R) STRATEGY
                                                               PORTFOLIO
                                                        -----------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $10,044,717
Receivable for the Portfolios shares sold..............                --
Receivable for policy-related transactions.............            23,480
                                                              -----------
   Total assets........................................        10,068,197
                                                              -----------

LIABILITIES:
Payable for the Portfolios shares purchased............            23,415
Payable for policy-related transactions................                --
                                                              -----------
   Total liabilities...................................            23,415
                                                              -----------
NET ASSETS.............................................       $10,044,782
                                                              ===========

NET ASSETS:
Accumulation Unit Value................................       $10,044,780
Accumulation nonunitized...............................                --
Retained by AXA Equitable in Separate Account FP.......                 2
                                                              -----------
TOTAL NET ASSETS.......................................       $10,044,782
                                                              ===========

Investments in shares of the Portfolios, at cost.......       $12,017,659
The Portfolios shares held
   Class A.............................................                --
   Class B.............................................                --
   Advisor Share Class.................................         1,660,284
   Class 2.............................................                --
   Class II............................................                --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        PIMCO REAL RETURN PIMCO TOTAL RETURN T. ROWE PRICE EQUITY
                                                            PORTFOLIO         PORTFOLIO      INCOME PORTFOLIO-II
                                                        ----------------- ------------------ --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $29,938,485       $66,772,144         $20,549,962
Receivable for the Portfolios shares sold..............        570,172           592,149              11,439
Receivable for policy-related transactions.............             --                --                  --
                                                           -----------       -----------         -----------
   Total assets........................................     30,508,657        67,364,293          20,561,401
                                                           -----------       -----------         -----------

LIABILITIES:
Payable for policy-related transactions................        570,172           592,149              11,439
                                                           -----------       -----------         -----------
   Total liabilities...................................        570,172           592,149              11,439
                                                           -----------       -----------         -----------
NET ASSETS.............................................    $29,938,485       $66,772,144         $20,549,962
                                                           ===========       ===========         ===========

NET ASSETS:
Accumulation Unit Value................................    $29,938,234       $66,772,021         $20,548,234
Accumulation nonunitized...............................             --                --                  --
Retained by AXA Equitable in Separate Account FP.......            251               123               1,728
                                                           -----------       -----------         -----------
TOTAL NET ASSETS.......................................    $29,938,485       $66,772,144         $20,549,962
                                                           ===========       ===========         ===========

Investments in shares of the Portfolios, at cost.......    $33,970,725       $69,335,769         $15,947,882
The Portfolios shares held
   Class B.............................................             --                --                  --
   Advisor Share Class.................................      2,376,070         6,081,252                  --
   Class II............................................             --                --             724,100

                                                        T. ROWE PRICE HEALTH  TARGET 2015 TARGET 2025
                                                        SCIENCES PORTFOLIO-II ALLOCATION* ALLOCATION*
                                                        --------------------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $5,014,907        $118,514    $506,014
Receivable for the Portfolios shares sold..............         186,035              --          --
Receivable for policy-related transactions.............              --              --          --
                                                             ----------        --------    --------
   Total assets........................................       5,200,942         118,514     506,014
                                                             ----------        --------    --------

LIABILITIES:
Payable for policy-related transactions................         186,035              --          --
                                                             ----------        --------    --------
   Total liabilities...................................         186,035              --          --
                                                             ----------        --------    --------
NET ASSETS.............................................      $5,014,907        $118,514    $506,014
                                                             ==========        ========    ========

NET ASSETS:
Accumulation Unit Value................................      $5,012,509        $118,485    $505,970
Accumulation nonunitized...............................              --              --          --
Retained by AXA Equitable in Separate Account FP.......           2,398              29          44
                                                             ----------        --------    --------
TOTAL NET ASSETS.......................................      $5,014,907        $118,514    $506,014
                                                             ==========        ========    ========

Investments in shares of the Portfolios, at cost.......      $3,944,720        $113,586    $461,946
The Portfolios shares held
   Class B.............................................              --          11,914      47,409
   Advisor Share Class.................................              --              --          --
   Class II............................................         168,285              --          --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                                                    TEMPLETON
                                                        TARGET 2035 TARGET 2045 DEVELOPING MARKETS   TEMPLETON GLOBAL
                                                        ALLOCATION* ALLOCATION*  SECURITIES FUND   BOND SECURITIES FUND
                                                        ----------- ----------- ------------------ --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $759,978    $209,205       $9,694,318         $54,314,245
Receivable for the Portfolios shares sold..............        --          --               --             114,623
Receivable for policy-related transactions.............        --          12            8,842                  --
                                                         --------    --------       ----------         -----------
   Total assets........................................   759,978     209,217        9,703,160          54,428,868
                                                         --------    --------       ----------         -----------

LIABILITIES:
Payable for the Portfolios shares purchased............        --          --            5,042                  --
Payable for policy-related transactions................        --          --               --             114,623
                                                         --------    --------       ----------         -----------
   Total liabilities...................................        --          --            5,042             114,623
                                                         --------    --------       ----------         -----------
NET ASSETS.............................................  $759,978    $209,217       $9,698,118         $54,314,245
                                                         ========    ========       ==========         ===========

NET ASSETS:
Accumulation Unit Value................................  $759,977    $209,213       $9,698,103         $54,314,097
Accumulation nonunitized...............................        --          --               --                  --
Retained by AXA Equitable in Separate Account FP.......         1           4               15                 148
                                                         --------    --------       ----------         -----------
TOTAL NET ASSETS.......................................  $759,978    $209,217       $9,698,118         $54,314,245
                                                         ========    ========       ==========         ===========

Investments in shares of the Portfolios, at cost.......  $694,755    $172,245       $9,723,041         $55,044,244
The Portfolios shares held
   Class B.............................................    69,960      19,504               --                  --
   Class 2.............................................        --          --          951,356           2,920,121

                                                        TEMPLETON GROWTH
                                                        SECURITIES FUND
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $4,334,807
Receivable for the Portfolios shares sold..............            --
Receivable for policy-related transactions.............           542
                                                           ----------
   Total assets........................................     4,335,349
                                                           ----------

LIABILITIES:
Payable for the Portfolios shares purchased............           542
Payable for policy-related transactions................            --
                                                           ----------
   Total liabilities...................................           542
                                                           ----------
NET ASSETS.............................................    $4,334,807
                                                           ==========

NET ASSETS:
Accumulation Unit Value................................    $4,333,041
Accumulation nonunitized...............................            --
Retained by AXA Equitable in Separate Account FP.......         1,766
                                                           ----------
TOTAL NET ASSETS.......................................    $4,334,807
                                                           ==========

Investments in shares of the Portfolios, at cost.......    $3,769,705
The Portfolios shares held
   Class B.............................................            --
   Class 2.............................................       284,623

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        VAN ECK VIP   VANGUARD VARIABLE
                                                        GLOBAL HARD INSURANCE FUND-EQUITY
                                                        ASSETS FUND    INDEX PORTFOLIO
                                                        ----------- ---------------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $12,630,902      $6,464,107
Receivable for the Portfolios shares sold..............       2,051              --
Receivable for policy-related transactions.............          --           9,000
                                                        -----------      ----------
   Total assets........................................  12,632,953       6,473,107
                                                        -----------      ----------

LIABILITIES:
Payable for the Portfolios shares purchased............          --           9,000
Payable for policy-related transactions................       2,051              --
                                                        -----------      ----------
   Total liabilities...................................       2,051           9,000
                                                        -----------      ----------
NET ASSETS............................................. $12,630,902      $6,464,107
                                                        ===========      ==========

NET ASSETS:
Accumulation Unit Value................................ $12,630,272      $6,455,763
Retained by AXA Equitable in Separate Account FP.......         630           8,344
                                                        -----------      ----------
TOTAL NET ASSETS....................................... $12,630,902      $6,464,107
                                                        ===========      ==========

Investments in shares of the Portfolios, at cost....... $12,309,820      $5,001,421
The Portfolios shares held
   Class S.............................................     413,450              --
   Investor Share Class................................          --         205,210

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                                                                                       UNITS
                                                                CONTRACT                            OUTSTANDING
                                                                CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                                                -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25....................................   0.00%        B          $108.48         9
ALL ASSET AGGRESSIVE-ALT 25....................................   0.60%        B          $108.06         1
ALL ASSET AGGRESSIVE-ALT 25....................................   0.90%        B          $107.85        --

ALL ASSET GROWTH-ALT 20........................................   0.00%        B          $133.30        68
ALL ASSET GROWTH-ALT 20........................................   0.60%        B          $130.37        40
ALL ASSET GROWTH-ALT 20........................................   0.80%        B          $129.40        --
ALL ASSET GROWTH-ALT 20........................................   0.90%        B          $128.92         4

ALL ASSET MODERATE GROWTH-ALT 15...............................   0.00%        B          $104.94         6
ALL ASSET MODERATE GROWTH-ALT 15...............................   0.60%        B          $104.53         3
ALL ASSET MODERATE GROWTH-ALT 15...............................   0.80%        B          $104.39        --
ALL ASSET MODERATE GROWTH-ALT 15...............................   0.90%        B          $104.33        --

AMERICAN CENTURY VP MID CAP VALUE FUND.........................   0.00%     CLASS II      $ 15.98        23
AMERICAN CENTURY VP MID CAP VALUE FUND.........................   0.00%     CLASS II      $159.77        64
AMERICAN CENTURY VP MID CAP VALUE FUND.........................   0.60%     CLASS II      $156.26        73
AMERICAN CENTURY VP MID CAP VALUE FUND.........................   0.90%     CLASS II      $154.53         3

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................   0.00%     CLASS 4       $ 11.26        --
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................   0.00%     CLASS 4       $112.59         4
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................   0.60%     CLASS 4       $112.15         4
AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................   0.90%     CLASS 4       $111.94        --

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........   0.00%     CLASS 4       $ 10.69         8
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........   0.00%     CLASS 4       $106.91         6
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........   0.60%     CLASS 4       $106.49         2
AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........   0.90%     CLASS 4       $106.29        --

AXA AGGRESSIVE ALLOCATION......................................   0.00%        A          $ 19.88        19
AXA AGGRESSIVE ALLOCATION......................................   0.00%        A          $119.25         1
AXA AGGRESSIVE ALLOCATION......................................   0.00%        A          $197.53       160
AXA AGGRESSIVE ALLOCATION......................................   0.60%        A          $185.72       168
AXA AGGRESSIVE ALLOCATION......................................   0.80%        A          $181.92         1
AXA AGGRESSIVE ALLOCATION......................................   0.90%        A          $180.05         7
AXA AGGRESSIVE ALLOCATION......................................   0.00%        B          $193.51       346
AXA AGGRESSIVE ALLOCATION......................................   0.60%        B          $181.94        67

AXA BALANCED STRATEGY..........................................   0.00%        B          $134.82       119

AXA CONSERVATIVE ALLOCATION....................................   0.00%        A          $ 13.58       116
AXA CONSERVATIVE ALLOCATION....................................   0.00%        A          $121.86         5
AXA CONSERVATIVE ALLOCATION....................................   0.00%        A          $149.08        47
AXA CONSERVATIVE ALLOCATION....................................   0.60%        A          $140.17       108
AXA CONSERVATIVE ALLOCATION....................................   0.90%        A          $135.89        23
AXA CONSERVATIVE ALLOCATION....................................   0.00%        B          $146.04        44
AXA CONSERVATIVE ALLOCATION....................................   0.60%        B          $137.31        27

AXA CONSERVATIVE GROWTH STRATEGY...............................   0.00%        B          $129.42        32

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                       -------- --------------- ---------- -----------

AXA CONSERVATIVE STRATEGY.............   0.00%         B         $118.79         13

AXA CONSERVATIVE-PLUS ALLOCATION......   0.00%         A         $ 15.20         27
AXA CONSERVATIVE-PLUS ALLOCATION......   0.00%         A         $122.21         --
AXA CONSERVATIVE-PLUS ALLOCATION......   0.00%         A         $160.89         45
AXA CONSERVATIVE-PLUS ALLOCATION......   0.60%         A         $151.27         81
AXA CONSERVATIVE-PLUS ALLOCATION......   0.80%         A         $148.18          1
AXA CONSERVATIVE-PLUS ALLOCATION......   0.90%         A         $146.66          5
AXA CONSERVATIVE-PLUS ALLOCATION......   0.00%         B         $157.62         72
AXA CONSERVATIVE-PLUS ALLOCATION......   0.60%         B         $148.19         23

AXA GROWTH STRATEGY...................   0.00%         B         $146.14        157

AXA MODERATE ALLOCATION...............   0.00%         A         $ 16.06        103
AXA MODERATE ALLOCATION...............   0.00%         A         $120.83         20
AXA MODERATE ALLOCATION...............   0.00%         A         $345.90        279
AXA MODERATE ALLOCATION...............   0.60%         A         $754.34        962
AXA MODERATE ALLOCATION...............   0.80%         A         $244.05         15
AXA MODERATE ALLOCATION...............   0.90%         A         $308.91        222
AXA MODERATE ALLOCATION...............   0.00%         B         $170.31        489
AXA MODERATE ALLOCATION...............   0.60%         B         $159.28        453

AXA MODERATE GROWTH STRATEGY..........   0.00%         B         $140.39        385

AXA MODERATE-PLUS ALLOCATION..........   0.00%         A         $ 17.93        103
AXA MODERATE-PLUS ALLOCATION..........   0.00%         A         $121.39         11
AXA MODERATE-PLUS ALLOCATION..........   0.00%         A         $189.13        529
AXA MODERATE-PLUS ALLOCATION..........   0.60%         A         $177.82        520
AXA MODERATE-PLUS ALLOCATION..........   0.80%         A         $174.18          4
AXA MODERATE-PLUS ALLOCATION..........   0.90%         A         $172.39         94
AXA MODERATE-PLUS ALLOCATION..........   0.00%         B         $185.27      1,032
AXA MODERATE-PLUS ALLOCATION..........   0.60%         B         $174.19        219

AXA TACTICAL MANAGER 400..............   0.00%         B         $150.51         10
AXA TACTICAL MANAGER 400..............   0.60%         B         $147.20         10
AXA TACTICAL MANAGER 400..............   0.80%         B         $146.11          0
AXA TACTICAL MANAGER 400..............   0.90%         B         $145.56          0

AXA TACTICAL MANAGER 500..............   0.00%         B         $150.49         10
AXA TACTICAL MANAGER 500..............   0.60%         B         $147.18          8
AXA TACTICAL MANAGER 500..............   0.80%         B         $146.09         --
AXA TACTICAL MANAGER 500..............   0.90%         B         $145.55          1

AXA TACTICAL MANAGER 2000.............   0.00%         B         $150.04          7
AXA TACTICAL MANAGER 2000.............   0.60%         B         $146.75          7
AXA TACTICAL MANAGER 2000.............   0.80%         B         $145.66         --
AXA TACTICAL MANAGER 2000.............   0.90%         B         $145.12         --

AXA TACTICAL MANAGER INTERNATIONAL....   0.00%         B         $124.51          7
AXA TACTICAL MANAGER INTERNATIONAL....   0.60%         B         $121.78          6
AXA TACTICAL MANAGER INTERNATIONAL....   0.90%         B         $120.42         --

BLACKROCK GLOBAL ALLOCATION V.I. FUND.   0.00%     CLASS III     $ 12.94        105
BLACKROCK GLOBAL ALLOCATION V.I. FUND.   0.00%     CLASS III     $129.41         44

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.00%         A         $ 30.25         36
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.00%         A         $397.78        105
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.60%         A         $359.80        258
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.80%         A         $347.92          4

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                              UNITS
                                       CONTRACT                            OUTSTANDING
                                       CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                       -------- --------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.90%         A        $  342.12       35
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.00%         B        $  326.52       26
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.60%         B        $  266.65      223

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         A        $   22.87       88
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         A        $  213.68        3
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         A        $  298.36      114
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.60%         A        $  280.54        5
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         B        $  392.69      118
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.60%         B        $  232.30       34
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.60%         B        $  355.21      300
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.80%         B        $  343.48        3
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.90%         B        $  337.76       30

EQ/BOSTON ADVISORS EQUITY INCOME......   0.00%         A        $  134.19        4
EQ/BOSTON ADVISORS EQUITY INCOME......   0.60%         A        $  128.88       38
EQ/BOSTON ADVISORS EQUITY INCOME......   0.80%         A        $  127.16        0
EQ/BOSTON ADVISORS EQUITY INCOME......   0.90%         A        $  126.30        3
EQ/BOSTON ADVISORS EQUITY INCOME......   0.00%         B        $  184.90       60
EQ/BOSTON ADVISORS EQUITY INCOME......   0.60%         B        $  127.38       22

EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         A        $  226.84        1
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         B        $  142.10        3
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.60%         B        $  130.31        4
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.80%         B        $  126.59       --

EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         A        $   24.60       14
EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         A        $  213.10        3
EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         A        $  289.49       45
EQ/CAPITAL GUARDIAN RESEARCH..........   0.60%         A        $  185.88        6
EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         B        $  219.89       48
EQ/CAPITAL GUARDIAN RESEARCH..........   0.60%         B        $  201.71      382
EQ/CAPITAL GUARDIAN RESEARCH..........   0.80%         B        $  195.97        4
EQ/CAPITAL GUARDIAN RESEARCH..........   0.90%         B        $  193.16       34

EQ/COMMON STOCK INDEX.................   0.00%         A        $   23.14       24
EQ/COMMON STOCK INDEX.................   0.00%         A        $  477.43      435
EQ/COMMON STOCK INDEX.................   0.60%         A        $1,226.70      889
EQ/COMMON STOCK INDEX.................   0.80%         A        $  295.75       42
EQ/COMMON STOCK INDEX.................   0.90%         A        $  503.77      183
EQ/COMMON STOCK INDEX.................   0.00%         B        $  149.10      177
EQ/COMMON STOCK INDEX.................   0.60%         B        $  164.54      938

EQ/CORE BOND INDEX....................   0.00%         A        $  129.80      141
EQ/CORE BOND INDEX....................   0.00%         A        $  135.66        5
EQ/CORE BOND INDEX....................   0.60%         A        $  129.44        5
EQ/CORE BOND INDEX....................   0.60%         A        $  154.74       66
EQ/CORE BOND INDEX....................   0.80%         A        $  123.12       --
EQ/CORE BOND INDEX....................   0.90%         A        $  121.63       14
EQ/CORE BOND INDEX....................   0.00%         B        $  134.86       69
EQ/CORE BOND INDEX....................   0.60%         B        $  151.20       13
EQ/CORE BOND INDEX....................   0.60%         B        $  153.83       68

EQ/EQUITY 500 INDEX...................   0.00%         A        $   22.19       92
EQ/EQUITY 500 INDEX...................   0.00%         A        $  533.69      395
EQ/EQUITY 500 INDEX...................   0.60%         A        $  478.60      576

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                          UNITS
                                   CONTRACT                            OUTSTANDING
                                   CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                   -------- --------------- ---------- -----------
EQ/EQUITY 500 INDEX...............   0.80%         A         $323.90        12
EQ/EQUITY 500 INDEX...............   0.90%         A         $450.76        98
EQ/EQUITY 500 INDEX...............   0.00%         B         $161.55       413
EQ/EQUITY 500 INDEX...............   0.60%         B         $152.87       603

EQ/EQUITY GROWTH PLUS.............   0.00%         A         $ 20.55        --
EQ/EQUITY GROWTH PLUS.............   0.00%         A         $198.55         3
EQ/EQUITY GROWTH PLUS.............   0.00%         A         $246.78       131
EQ/EQUITY GROWTH PLUS.............   0.60%         A         $232.04         9
EQ/EQUITY GROWTH PLUS.............   0.00%         B         $234.82        83
EQ/EQUITY GROWTH PLUS.............   0.60%         B         $218.14       248
EQ/EQUITY GROWTH PLUS.............   0.80%         B         $212.82         1
EQ/EQUITY GROWTH PLUS.............   0.90%         B         $210.22        19

EQ/GAMCO MERGERS AND ACQUISITIONS.   0.00%         A         $ 12.50        10
EQ/GAMCO MERGERS AND ACQUISITIONS.   0.00%         A         $125.03         6
EQ/GAMCO MERGERS AND ACQUISITIONS.   0.00%         B         $128.62        15
EQ/GAMCO MERGERS AND ACQUISITIONS.   0.00%         B         $160.43        26
EQ/GAMCO MERGERS AND ACQUISITIONS.   0.60%         B         $123.54        40
EQ/GAMCO MERGERS AND ACQUISITIONS.   0.80%         B         $121.88        --
EQ/GAMCO MERGERS AND ACQUISITIONS.   0.90%         B         $121.06         5

EQ/GAMCO SMALL COMPANY VALUE......   0.00%         A         $ 18.01        49
EQ/GAMCO SMALL COMPANY VALUE......   0.00%         A         $180.09        14
EQ/GAMCO SMALL COMPANY VALUE......   0.00%         B         $206.89        19
EQ/GAMCO SMALL COMPANY VALUE......   0.00%         B         $316.74       243
EQ/GAMCO SMALL COMPANY VALUE......   0.60%         B         $198.71       322
EQ/GAMCO SMALL COMPANY VALUE......   0.80%         B         $196.05         1
EQ/GAMCO SMALL COMPANY VALUE......   0.90%         B         $194.73        28

EQ/GLOBAL BOND PLUS...............   0.00%         A         $ 12.36        14
EQ/GLOBAL BOND PLUS...............   0.00%         A         $141.37        38
EQ/GLOBAL BOND PLUS...............   0.60%         A         $127.16        41
EQ/GLOBAL BOND PLUS...............   0.80%         A         $125.45        --
EQ/GLOBAL BOND PLUS...............   0.90%         A         $124.61        10
EQ/GLOBAL BOND PLUS...............   0.00%         B         $134.72        43
EQ/GLOBAL BOND PLUS...............   0.60%         B         $125.66        25

EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.00%         A         $ 21.92        67
EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.00%         A         $310.16         2
EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.00%         A         $499.38        64
EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.00%         B         $267.75       118
EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.60%         B         $242.63       355
EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.60%         B         $328.96        18
EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.80%         B         $234.76         3
EQ/GLOBAL MULTI-SECTOR EQUITY.....   0.90%         B         $230.92        29

EQ/INTERMEDIATE GOVERNMENT BOND...   0.00%         A         $ 11.00        32
EQ/INTERMEDIATE GOVERNMENT BOND...   0.00%         A         $229.37       165
EQ/INTERMEDIATE GOVERNMENT BOND...   0.60%         A         $250.33       104
EQ/INTERMEDIATE GOVERNMENT BOND...   0.80%         A         $177.80         2
EQ/INTERMEDIATE GOVERNMENT BOND...   0.90%         A         $201.69        17
EQ/INTERMEDIATE GOVERNMENT BOND...   0.00%         B         $120.89         2
EQ/INTERMEDIATE GOVERNMENT BOND...   0.00%         B         $164.70        19
EQ/INTERMEDIATE GOVERNMENT BOND...   0.60%         B         $150.78       115

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                        UNITS
                                 CONTRACT                            OUTSTANDING
                                 CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                 -------- --------------- ---------- -----------

EQ/INTERNATIONAL CORE PLUS......   0.00%         A         $245.13         23
EQ/INTERNATIONAL CORE PLUS......   0.60%         A         $179.31          3
EQ/INTERNATIONAL CORE PLUS......   0.00%         B         $158.86         81
EQ/INTERNATIONAL CORE PLUS......   0.60%         B         $145.26         83
EQ/INTERNATIONAL CORE PLUS......   0.80%         B         $141.55         --
EQ/INTERNATIONAL CORE PLUS......   0.90%         B         $139.10          5

EQ/INTERNATIONAL EQUITY INDEX...   0.00%         A         $ 17.69         20
EQ/INTERNATIONAL EQUITY INDEX...   0.00%         A         $204.93        244
EQ/INTERNATIONAL EQUITY INDEX...   0.60%         A         $183.06      1,223
EQ/INTERNATIONAL EQUITY INDEX...   0.80%         A         $149.37         11
EQ/INTERNATIONAL EQUITY INDEX...   0.90%         A         $172.97        115
EQ/INTERNATIONAL EQUITY INDEX...   0.00%         B         $139.91        109
EQ/INTERNATIONAL EQUITY INDEX...   0.60%         B         $135.95        305
EQ/INTERNATIONAL EQUITY INDEX...   0.90%         B         $127.34         --

EQ/INTERNATIONAL VALUE PLUS.....   0.00%         A         $ 17.52         31
EQ/INTERNATIONAL VALUE PLUS.....   0.00%         A         $187.85          3
EQ/INTERNATIONAL VALUE PLUS.....   0.00%         A         $239.20         79
EQ/INTERNATIONAL VALUE PLUS.....   0.60%         A         $172.91          3
EQ/INTERNATIONAL VALUE PLUS.....   0.00%         B         $174.86        121
EQ/INTERNATIONAL VALUE PLUS.....   0.60%         B         $172.95          6
EQ/INTERNATIONAL VALUE PLUS.....   0.60%         B         $176.59        290
EQ/INTERNATIONAL VALUE PLUS.....   0.80%         B         $155.80          2
EQ/INTERNATIONAL VALUE PLUS.....   0.90%         B         $168.54         36

EQ/INVESCO COMSTOCK.............   0.00%         A         $136.57         17
EQ/INVESCO COMSTOCK.............   0.60%         A         $131.17         18
EQ/INVESCO COMSTOCK.............   0.80%         A         $129.41         --
EQ/INVESCO COMSTOCK.............   0.90%         A         $128.54          2
EQ/INVESCO COMSTOCK.............   0.00%         B         $173.86         25
EQ/INVESCO COMSTOCK.............   0.60%         B         $129.58          9

EQ/JPMORGAN VALUE OPPORTUNITIES.   0.00%         A         $ 22.77         10
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.00%         A         $198.85         --
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.00%         A         $259.04          4
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.00%         B         $241.95         33
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.60%         B         $153.59          9
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.60%         B         $218.86         71
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.80%         B         $211.63          2
EQ/JPMORGAN VALUE OPPORTUNITIES.   0.90%         B         $208.11         12

EQ/LARGE CAP CORE PLUS..........   0.00%         A         $ 21.14          1
EQ/LARGE CAP CORE PLUS..........   0.00%         A         $196.77         --
EQ/LARGE CAP CORE PLUS..........   0.00%         A         $237.27          5
EQ/LARGE CAP CORE PLUS..........   0.60%         A         $168.40          0
EQ/LARGE CAP CORE PLUS..........   0.00%         B         $152.79         69
EQ/LARGE CAP CORE PLUS..........   0.60%         B         $139.95         42
EQ/LARGE CAP CORE PLUS..........   0.80%         B         $135.90         --
EQ/LARGE CAP CORE PLUS..........   0.90%         B         $133.92          1

EQ/LARGE CAP GROWTH INDEX.......   0.00%         A         $ 26.05         13
EQ/LARGE CAP GROWTH INDEX.......   0.00%         A         $232.60          3
EQ/LARGE CAP GROWTH INDEX.......   0.00%         A         $279.62         49
EQ/LARGE CAP GROWTH INDEX.......   0.60%         A         $189.58          1

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                      UNITS
                               CONTRACT                            OUTSTANDING
                               CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                               -------- --------------- ---------- -----------
EQ/LARGE CAP GROWTH INDEX.....   0.00%         B         $139.14       125
EQ/LARGE CAP GROWTH INDEX.....   0.60%         B         $127.45       716
EQ/LARGE CAP GROWTH INDEX.....   0.80%         B         $123.76         7
EQ/LARGE CAP GROWTH INDEX.....   0.90%         B         $121.96        35

EQ/LARGE CAP GROWTH PLUS......   0.00%         A         $ 22.89         1
EQ/LARGE CAP GROWTH PLUS......   0.00%         A         $224.00        --
EQ/LARGE CAP GROWTH PLUS......   0.00%         A         $294.83        31
EQ/LARGE CAP GROWTH PLUS......   0.60%         A         $185.44         2
EQ/LARGE CAP GROWTH PLUS......   0.00%         B         $281.39        78
EQ/LARGE CAP GROWTH PLUS......   0.60%         B         $146.25        38
EQ/LARGE CAP GROWTH PLUS......   0.60%         B         $254.53       394
EQ/LARGE CAP GROWTH PLUS......   0.80%         B         $246.12         6
EQ/LARGE CAP GROWTH PLUS......   0.90%         B         $242.03        31

EQ/LARGE CAP VALUE INDEX......   0.00%         A         $ 84.21        37
EQ/LARGE CAP VALUE INDEX......   0.60%         A         $ 80.88        35
EQ/LARGE CAP VALUE INDEX......   0.80%         A         $ 79.79        --
EQ/LARGE CAP VALUE INDEX......   0.90%         A         $ 79.26        29
EQ/LARGE CAP VALUE INDEX......   0.00%         B         $ 97.00        56
EQ/LARGE CAP VALUE INDEX......   0.60%         B         $ 79.94        20

EQ/LARGE CAP VALUE PLUS.......   0.00%         A         $ 19.80         1
EQ/LARGE CAP VALUE PLUS.......   0.00%         A         $167.22         5
EQ/LARGE CAP VALUE PLUS.......   0.00%         A         $170.45       141
EQ/LARGE CAP VALUE PLUS.......   0.00%         A         $225.69       236
EQ/LARGE CAP VALUE PLUS.......   0.60%         A         $158.60        13
EQ/LARGE CAP VALUE PLUS.......   0.60%         A         $181.07       850
EQ/LARGE CAP VALUE PLUS.......   0.80%         A         $151.87        22
EQ/LARGE CAP VALUE PLUS.......   0.90%         A         $172.82       145
EQ/LARGE CAP VALUE PLUS.......   0.00%         B         $168.25        60
EQ/LARGE CAP VALUE PLUS.......   0.60%         B         $153.49         7
EQ/LARGE CAP VALUE PLUS.......   0.60%         B         $178.73       604
EQ/LARGE CAP VALUE PLUS.......   0.90%         B         $170.58        --

EQ/LORD ABBETT LARGE CAP CORE.   0.00%         A         $ 14.30        13
EQ/LORD ABBETT LARGE CAP CORE.   0.00%         A         $142.49        22
EQ/LORD ABBETT LARGE CAP CORE.   0.60%         A         $136.86        26
EQ/LORD ABBETT LARGE CAP CORE.   0.80%         A         $135.03        --
EQ/LORD ABBETT LARGE CAP CORE.   0.90%         A         $134.12         6
EQ/LORD ABBETT LARGE CAP CORE.   0.00%         B         $180.06        19
EQ/LORD ABBETT LARGE CAP CORE.   0.60%         B         $135.27        11

EQ/MFS INTERNATIONAL GROWTH...   0.00%         B         $121.47        73
EQ/MFS INTERNATIONAL GROWTH...   0.00%         B         $193.84        63
EQ/MFS INTERNATIONAL GROWTH...   0.60%         B         $116.67       133
EQ/MFS INTERNATIONAL GROWTH...   0.80%         B         $115.10        --
EQ/MFS INTERNATIONAL GROWTH...   0.90%         B         $114.33        22

EQ/MID CAP INDEX..............   0.00%         A         $ 27.27        28
EQ/MID CAP INDEX..............   0.00%         A         $210.87         1
EQ/MID CAP INDEX..............   0.00%         A         $312.03        87
EQ/MID CAP INDEX..............   0.60%         A         $217.86         3
EQ/MID CAP INDEX..............   0.00%         B         $199.30       100
EQ/MID CAP INDEX..............   0.60%         B         $183.93       329
EQ/MID CAP INDEX..............   0.80%         B         $179.06         2
EQ/MID CAP INDEX..............   0.90%         B         $176.67        18

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                  -------- --------------- ---------- -----------

EQ/MID CAP VALUE PLUS............   0.00%         A         $ 24.76        20
EQ/MID CAP VALUE PLUS............   0.00%         A         $219.97         5
EQ/MID CAP VALUE PLUS............   0.00%         A         $284.36        35
EQ/MID CAP VALUE PLUS............   0.00%         A         $305.49       148
EQ/MID CAP VALUE PLUS............   0.60%         A         $215.24         7
EQ/MID CAP VALUE PLUS............   0.60%         A         $249.86        31
EQ/MID CAP VALUE PLUS............   0.60%         A         $257.22       506
EQ/MID CAP VALUE PLUS............   0.80%         A         $248.72         4
EQ/MID CAP VALUE PLUS............   0.90%         A         $244.58        39
EQ/MID CAP VALUE PLUS............   0.00%         B         $283.15        44

EQ/MONEY MARKET..................   0.00%         A         $ 10.00        19
EQ/MONEY MARKET..................   0.00%         A         $ 10.04       593
EQ/MONEY MARKET..................   0.00%         A         $172.07       249
EQ/MONEY MARKET..................   0.60%         A         $245.86       317
EQ/MONEY MARKET..................   0.80%         A         $138.86         2
EQ/MONEY MARKET..................   0.90%         A         $153.67        26
EQ/MONEY MARKET..................   0.00%         B         $131.49       181
EQ/MONEY MARKET..................   0.60%         B         $125.93       226

EQ/MONTAG & CALDWELL GROWTH......   0.00%         A         $ 15.39        14
EQ/MONTAG & CALDWELL GROWTH......   0.00%         A         $164.11        15
EQ/MONTAG & CALDWELL GROWTH......   0.60%         A         $157.62        40
EQ/MONTAG & CALDWELL GROWTH......   0.80%         A         $155.51        --
EQ/MONTAG & CALDWELL GROWTH......   0.90%         A         $154.46         4
EQ/MONTAG & CALDWELL GROWTH......   0.00%         B         $200.41        54
EQ/MONTAG & CALDWELL GROWTH......   0.60%         B         $155.82        25

EQ/MORGAN STANLEY MID CAP GROWTH.   0.00%         A         $175.64        59
EQ/MORGAN STANLEY MID CAP GROWTH.   0.60%         A         $168.70       116
EQ/MORGAN STANLEY MID CAP GROWTH.   0.80%         A         $166.44         1
EQ/MORGAN STANLEY MID CAP GROWTH.   0.90%         A         $165.32         9
EQ/MORGAN STANLEY MID CAP GROWTH.   0.00%         B         $254.20        65
EQ/MORGAN STANLEY MID CAP GROWTH.   0.60%         B         $166.72        45

EQ/PIMCO ULTRA SHORT BOND........   0.00%         A         $115.98        72
EQ/PIMCO ULTRA SHORT BOND........   0.60%         A         $101.41         4
EQ/PIMCO ULTRA SHORT BOND........   0.60%         A         $111.40        92
EQ/PIMCO ULTRA SHORT BOND........   0.80%         A         $109.90         1
EQ/PIMCO ULTRA SHORT BOND........   0.90%         A         $109.17        14
EQ/PIMCO ULTRA SHORT BOND........   0.00%         B         $118.86        99
EQ/PIMCO ULTRA SHORT BOND........   0.60%         B         $110.80        59

EQ/QUALITY BOND PLUS.............   0.00%         A         $ 11.76        35
EQ/QUALITY BOND PLUS.............   0.00%         A         $242.92        58
EQ/QUALITY BOND PLUS.............   0.60%         A         $202.86       131
EQ/QUALITY BOND PLUS.............   0.80%         A         $185.21         2
EQ/QUALITY BOND PLUS.............   0.90%         A         $190.82        15
EQ/QUALITY BOND PLUS.............   0.00%         B         $163.91        30
EQ/QUALITY BOND PLUS.............   0.60%         B         $149.82       116

EQ/SMALL COMPANY INDEX...........   0.00%         A         $ 25.32        34
EQ/SMALL COMPANY INDEX...........   0.00%         A         $150.32         1
EQ/SMALL COMPANY INDEX...........   0.00%         A         $375.50        57
EQ/SMALL COMPANY INDEX...........   0.60%         A         $241.44         9
EQ/SMALL COMPANY INDEX...........   0.60%         A         $311.44        62

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                                 -------- --------------- ---------- -----------
EQ/SMALL COMPANY INDEX..........................   0.80%         A         $303.08        --
EQ/SMALL COMPANY INDEX..........................   0.90%         A         $299.84         7
EQ/SMALL COMPANY INDEX..........................   0.00%         B         $272.63        61
EQ/SMALL COMPANY INDEX..........................   0.60%         B         $271.07         1
EQ/SMALL COMPANY INDEX..........................   0.60%         B         $274.59        31
EQ/SMALL COMPANY INDEX..........................   0.90%         B         $262.07        --

EQ/T. ROWE PRICE GROWTH STOCK...................   0.00%         A         $ 27.27        26
EQ/T. ROWE PRICE GROWTH STOCK...................   0.00%         A         $156.99         4
EQ/T. ROWE PRICE GROWTH STOCK...................   0.00%         A         $157.31        --
EQ/T. ROWE PRICE GROWTH STOCK...................   0.60%         A         $150.95         1
EQ/T. ROWE PRICE GROWTH STOCK...................   0.00%         B         $155.02        22
EQ/T. ROWE PRICE GROWTH STOCK...................   0.00%         B         $184.26        81
EQ/T. ROWE PRICE GROWTH STOCK...................   0.60%         B         $149.06       227
EQ/T. ROWE PRICE GROWTH STOCK...................   0.80%         B         $147.11         1
EQ/T. ROWE PRICE GROWTH STOCK...................   0.90%         B         $146.15        14

EQ/UBS GROWTH & INCOME..........................   0.00%         B         $128.09         2
EQ/UBS GROWTH & INCOME..........................   0.00%         B         $184.13        21
EQ/UBS GROWTH & INCOME..........................   0.60%         B         $123.03        38
EQ/UBS GROWTH & INCOME..........................   0.80%         B         $121.38        --
EQ/UBS GROWTH & INCOME..........................   0.90%         B         $120.56         2

EQ/WELLS FARGO OMEGA GROWTH.....................   0.00%         A         $ 26.74        53
EQ/WELLS FARGO OMEGA GROWTH.....................   0.00%         A         $251.68        --
EQ/WELLS FARGO OMEGA GROWTH.....................   0.00%         A         $354.81        29
EQ/WELLS FARGO OMEGA GROWTH.....................   0.00%         B         $203.00       168
EQ/WELLS FARGO OMEGA GROWTH.....................   0.60%         B         $180.45       266
EQ/WELLS FARGO OMEGA GROWTH.....................   0.80%         B         $180.91         1
EQ/WELLS FARGO OMEGA GROWTH.....................   0.90%         B         $178.32        14

FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.   0.00%  SERVICE CLASS 2  $ 20.60         8
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO.   0.00%  SERVICE CLASS 2  $213.05         5

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........   0.00%  SERVICE CLASS 2  $ 23.87        98
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........   0.00%  SERVICE CLASS 2  $157.85        77
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........   0.00%  SERVICE CLASS 2  $299.38        45
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........   0.60%  SERVICE CLASS 2  $154.38       267
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........   0.80%  SERVICE CLASS 2  $153.24        --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.........   0.90%  SERVICE CLASS 2  $152.67        10

FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.........   0.00%  SERVICE CLASS 2  $ 22.42        25
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO.........   0.00%  SERVICE CLASS 2  $238.38         3

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......   0.00%  SERVICE CLASS 2  $ 23.12        20
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......   0.00%  SERVICE CLASS 2  $167.06        12
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......   0.00%  SERVICE CLASS 2  $226.96         3
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......   0.60%  SERVICE CLASS 2  $163.39        17
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.......   0.90%  SERVICE CLASS 2  $161.58         1

FIDELITY(R) VIP HIGH INCOME PORTFOLIO...........   0.00%  SERVICE CLASS 2  $ 21.35        36
FIDELITY(R) VIP HIGH INCOME PORTFOLIO...........   0.00%  SERVICE CLASS 2  $222.14        45

FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO.   0.00%  SERVICE CLASS 2  $ 14.24       141
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO.   0.00%  SERVICE CLASS 2  $156.41        81

FIDELITY(R) VIP MID CAP PORTFOLIO...............   0.00%  SERVICE CLASS 2  $ 25.95        33
FIDELITY(R) VIP MID CAP PORTFOLIO...............   0.00%  SERVICE CLASS 2  $157.27        39

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                   UNITS
                                            CONTRACT                            OUTSTANDING
                                            CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                            -------- --------------- ---------- -----------
FIDELITY(R) VIP MID CAP PORTFOLIO..........   0.00%  SERVICE CLASS 2  $413.45        44
FIDELITY(R) VIP MID CAP PORTFOLIO..........   0.60%  SERVICE CLASS 2  $153.82        34
FIDELITY(R) VIP MID CAP PORTFOLIO..........   0.80%  SERVICE CLASS 2  $152.67        --
FIDELITY(R) VIP MID CAP PORTFOLIO..........   0.90%  SERVICE CLASS 2  $152.11         2

FIDELITY(R) VIP MONEY MARKET PORTFOLIO.....   0.00%  SERVICE CLASS 2  $ 10.03        62
FIDELITY(R) VIP MONEY MARKET PORTFOLIO.....   0.00%  SERVICE CLASS 2  $100.28         7

FIDELITY(R) VIP VALUE PORTFOLIO............   0.00%  SERVICE CLASS 2  $ 26.74         3
FIDELITY(R) VIP VALUE PORTFOLIO............   0.00%  SERVICE CLASS 2  $241.99         5

FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO.   0.00%  SERVICE CLASS 2  $ 31.22         2
FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO.   0.00%  SERVICE CLASS 2  $320.19         1

FRANKLIN RISING DIVIDENDS SECURITIES FUND..   0.00%      CLASS 2      $166.95       118
FRANKLIN RISING DIVIDENDS SECURITIES FUND..   0.60%      CLASS 2      $163.28       166
FRANKLIN RISING DIVIDENDS SECURITIES FUND..   0.80%      CLASS 2      $162.07        --
FRANKLIN RISING DIVIDENDS SECURITIES FUND..   0.90%      CLASS 2      $161.47         9

FRANKLIN SMALL CAP VALUE SECURITIES FUND...   0.00%      CLASS 2      $ 16.58        48
FRANKLIN SMALL CAP VALUE SECURITIES FUND...   0.00%      CLASS 2      $165.79        19
FRANKLIN SMALL CAP VALUE SECURITIES FUND...   0.60%      CLASS 2      $162.15        15
FRANKLIN SMALL CAP VALUE SECURITIES FUND...   0.80%      CLASS 2      $160.95        --
FRANKLIN SMALL CAP VALUE SECURITIES FUND...   0.90%      CLASS 2      $160.35         1

FRANKLIN STRATEGIC INCOME SECURITIES FUND..   0.00%      CLASS 2      $125.75        91
FRANKLIN STRATEGIC INCOME SECURITIES FUND..   0.60%      CLASS 2      $122.98        93
FRANKLIN STRATEGIC INCOME SECURITIES FUND..   0.80%      CLASS 2      $122.07        --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..   0.90%      CLASS 2      $121.62        16

GOLDMAN SACHS VIT MID CAP VALUE FUND.......   0.00%  SERVICE SHARES   $158.73        25
GOLDMAN SACHS VIT MID CAP VALUE FUND.......   0.60%  SERVICE SHARES   $155.24        20
GOLDMAN SACHS VIT MID CAP VALUE FUND.......   0.80%  SERVICE SHARES   $154.09        --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......   0.90%  SERVICE SHARES   $153.52        10

INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....   0.00%     SERIES II     $ 14.29        14
INVESCO V.I. DIVERSIFIED DIVIDEND FUND.....   0.00%     SERIES II     $142.85         8

INVESCO V.I. GLOBAL REAL ESTATE FUND.......   0.00%     SERIES II     $ 13.62        45
INVESCO V.I. GLOBAL REAL ESTATE FUND.......   0.00%     SERIES II     $136.24        89
INVESCO V.I. GLOBAL REAL ESTATE FUND.......   0.60%     SERIES II     $133.25        55
INVESCO V.I. GLOBAL REAL ESTATE FUND.......   0.80%     SERIES II     $132.26        --
INVESCO V.I. GLOBAL REAL ESTATE FUND.......   0.90%     SERIES II     $131.77         7

INVESCO V.I. INTERNATIONAL GROWTH FUND.....   0.00%     SERIES II     $ 14.05       121
INVESCO V.I. INTERNATIONAL GROWTH FUND.....   0.00%     SERIES II     $140.51        71
INVESCO V.I. INTERNATIONAL GROWTH FUND.....   0.60%     SERIES II     $137.42        72
INVESCO V.I. INTERNATIONAL GROWTH FUND.....   0.80%     SERIES II     $136.40        --
INVESCO V.I. INTERNATIONAL GROWTH FUND.....   0.90%     SERIES II     $135.90         3

INVESCO V.I. MID CAP CORE EQUITY FUND......   0.00%     SERIES II     $ 13.97         2
INVESCO V.I. MID CAP CORE EQUITY FUND......   0.00%     SERIES II     $139.69        13
INVESCO V.I. MID CAP CORE EQUITY FUND......   0.60%     SERIES II     $136.62        13
INVESCO V.I. MID CAP CORE EQUITY FUND......   0.80%     SERIES II     $135.61        --
INVESCO V.I. MID CAP CORE EQUITY FUND......   0.90%     SERIES II     $135.10        --

INVESCO V.I. SMALL CAP EQUITY FUND.........   0.00%     SERIES II     $ 16.89         6
INVESCO V.I. SMALL CAP EQUITY FUND.........   0.00%     SERIES II     $168.91        12
INVESCO V.I. SMALL CAP EQUITY FUND.........   0.60%     SERIES II     $165.20        12
INVESCO V.I. SMALL CAP EQUITY FUND.........   0.80%     SERIES II     $163.97        --
INVESCO V.I. SMALL CAP EQUITY FUND.........   0.90%     SERIES II     $163.36        --

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                            UNITS
                                                     CONTRACT                            OUTSTANDING
                                                     CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                                     -------- --------------- ---------- -----------

IVY FUNDS VIP DIVIDEND OPPORTUNITIES................   0.00%  COMMON SHARES    $ 14.96        23
IVY FUNDS VIP DIVIDEND OPPORTUNITIES................   0.00%  COMMON SHARES    $149.61         4

IVY FUNDS VIP ENERGY................................   0.00%  COMMON SHARES    $ 13.48        30
IVY FUNDS VIP ENERGY................................   0.00%  COMMON SHARES    $134.81        41
IVY FUNDS VIP ENERGY................................   0.60%  COMMON SHARES    $131.84        38
IVY FUNDS VIP ENERGY................................   0.80%  COMMON SHARES    $130.86        --
IVY FUNDS VIP ENERGY................................   0.90%  COMMON SHARES    $130.38         4

IVY FUNDS VIP HIGH INCOME...........................   0.00%  COMMON SHARES    $ 10.35        12
IVY FUNDS VIP HIGH INCOME...........................   0.00%  COMMON SHARES    $103.52        32
IVY FUNDS VIP HIGH INCOME...........................   0.60%  COMMON SHARES    $103.12        25
IVY FUNDS VIP HIGH INCOME...........................   0.80%  COMMON SHARES    $102.99        --
IVY FUNDS VIP HIGH INCOME...........................   0.90%  COMMON SHARES    $102.92         1

IVY FUNDS VIP MID CAP GROWTH........................   0.00%  COMMON SHARES    $ 16.99        81
IVY FUNDS VIP MID CAP GROWTH........................   0.00%  COMMON SHARES    $169.89        58
IVY FUNDS VIP MID CAP GROWTH........................   0.60%  COMMON SHARES    $166.15        72
IVY FUNDS VIP MID CAP GROWTH........................   0.80%  COMMON SHARES    $164.92        --
IVY FUNDS VIP MID CAP GROWTH........................   0.90%  COMMON SHARES    $164.31         6

IVY FUNDS VIP SCIENCE AND TECHNOLOGY................   0.00%  COMMON SHARES    $ 19.93        30
IVY FUNDS VIP SCIENCE AND TECHNOLOGY................   0.00%  COMMON SHARES    $132.92        19
IVY FUNDS VIP SCIENCE AND TECHNOLOGY................   0.00%  COMMON SHARES    $199.31        20
IVY FUNDS VIP SCIENCE AND TECHNOLOGY................   0.60%  COMMON SHARES    $132.41        63
IVY FUNDS VIP SCIENCE AND TECHNOLOGY................   0.80%  COMMON SHARES    $132.24        --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY................   0.90%  COMMON SHARES    $132.15         5

IVY FUNDS VIP SMALL CAP GROWTH......................   0.00%  COMMON SHARES    $ 15.30         9
IVY FUNDS VIP SMALL CAP GROWTH......................   0.00%  COMMON SHARES    $153.01        21
IVY FUNDS VIP SMALL CAP GROWTH......................   0.60%  COMMON SHARES    $149.65        21
IVY FUNDS VIP SMALL CAP GROWTH......................   0.80%  COMMON SHARES    $148.54        --
IVY FUNDS VIP SMALL CAP GROWTH......................   0.90%  COMMON SHARES    $147.99         1

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.   0.00%  SERVICE SHARES   $ 11.27        50
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.   0.00%  SERVICE SHARES   $112.66       227
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.   0.60%  SERVICE SHARES   $110.18       175
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.   0.80%  SERVICE SHARES   $109.37        --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.   0.90%  SERVICE SHARES   $108.96        11

MFS(R) INTERNATIONAL VALUE PORTFOLIO................   0.00%  SERVICE CLASS    $ 15.53        69
MFS(R) INTERNATIONAL VALUE PORTFOLIO................   0.00%  SERVICE CLASS    $155.30       175
MFS(R) INTERNATIONAL VALUE PORTFOLIO................   0.60%  SERVICE CLASS    $151.89       146
MFS(R) INTERNATIONAL VALUE PORTFOLIO................   0.80%  SERVICE CLASS    $150.76        --
MFS(R) INTERNATIONAL VALUE PORTFOLIO................   0.90%  SERVICE CLASS    $150.20        10

MFS(R) INVESTORS GROWTH STOCK SERIES................   0.00%  SERVICE CLASS    $161.15         4
MFS(R) INVESTORS GROWTH STOCK SERIES................   0.60%  SERVICE CLASS    $157.61         8
MFS(R) INVESTORS GROWTH STOCK SERIES................   0.80%  SERVICE CLASS    $156.44        --
MFS(R) INVESTORS GROWTH STOCK SERIES................   0.90%  SERVICE CLASS    $155.86        --

MFS(R) INVESTORS TRUST SERIES.......................   0.00%  SERVICE CLASS    $156.93         4
MFS(R) INVESTORS TRUST SERIES.......................   0.60%  SERVICE CLASS    $153.48         6
MFS(R) INVESTORS TRUST SERIES.......................   0.80%  SERVICE CLASS    $152.34        --

MFS(R) UTILITIES SERIES.............................   0.00%  SERVICE CLASS    $ 16.15        43
MFS(R) UTILITIES SERIES.............................   0.00%  SERVICE CLASS    $161.45         5

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                           UNITS
                                    CONTRACT                            OUTSTANDING
                                    CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                    -------- --------------- ---------- -----------

MULTIMANAGER AGGRESSIVE EQUITY.....   0.00%         A         $ 24.20         9
MULTIMANAGER AGGRESSIVE EQUITY.....   0.00%         A         $136.93         1
MULTIMANAGER AGGRESSIVE EQUITY.....   0.00%         A         $251.87       191
MULTIMANAGER AGGRESSIVE EQUITY.....   0.60%         A         $192.97         5
MULTIMANAGER AGGRESSIVE EQUITY.....   0.60%         A         $980.08       316
MULTIMANAGER AGGRESSIVE EQUITY.....   0.80%         A         $143.59        21
MULTIMANAGER AGGRESSIVE EQUITY.....   0.90%         A         $257.24        87
MULTIMANAGER AGGRESSIVE EQUITY.....   0.00%         B         $128.28        49
MULTIMANAGER AGGRESSIVE EQUITY.....   0.60%         B         $117.96       173

MULTIMANAGER CORE BOND.............   0.00%         A         $ 13.05        19
MULTIMANAGER CORE BOND.............   0.00%         A         $154.03         4
MULTIMANAGER CORE BOND.............   0.00%         A         $163.01       125
MULTIMANAGER CORE BOND.............   0.60%         A         $159.94         8
MULTIMANAGER CORE BOND.............   0.00%         B         $168.02        98
MULTIMANAGER CORE BOND.............   0.60%         B         $156.31       230
MULTIMANAGER CORE BOND.............   0.80%         B         $152.58         1
MULTIMANAGER CORE BOND.............   0.90%         B         $150.75        19

MULTIMANAGER INTERNATIONAL EQUITY..   0.00%         A         $235.52        56
MULTIMANAGER INTERNATIONAL EQUITY..   0.60%         A         $165.42         2
MULTIMANAGER INTERNATIONAL EQUITY..   0.00%         B         $221.04        43
MULTIMANAGER INTERNATIONAL EQUITY..   0.60%         B         $158.66       158
MULTIMANAGER INTERNATIONAL EQUITY..   0.80%         B         $202.85        --
MULTIMANAGER INTERNATIONAL EQUITY..   0.90%         B         $153.00        11

MULTIMANAGER LARGE CAP CORE EQUITY.   0.00%         A         $246.31        16
MULTIMANAGER LARGE CAP CORE EQUITY.   0.60%         A         $169.50        --
MULTIMANAGER LARGE CAP CORE EQUITY.   0.00%         B         $219.33         8
MULTIMANAGER LARGE CAP CORE EQUITY.   0.60%         B         $164.09        21
MULTIMANAGER LARGE CAP CORE EQUITY.   0.80%         B         $201.29        --
MULTIMANAGER LARGE CAP CORE EQUITY.   0.90%         B         $158.25         1

MULTIMANAGER LARGE CAP VALUE.......   0.00%         A         $268.26        39
MULTIMANAGER LARGE CAP VALUE.......   0.60%         A         $189.08         3
MULTIMANAGER LARGE CAP VALUE.......   0.00%         B         $242.62        24
MULTIMANAGER LARGE CAP VALUE.......   0.60%         B         $185.87        83
MULTIMANAGER LARGE CAP VALUE.......   0.80%         B         $222.66        --
MULTIMANAGER LARGE CAP VALUE.......   0.90%         B         $179.25         6

MULTIMANAGER MID CAP GROWTH........   0.00%         A         $347.33        35
MULTIMANAGER MID CAP GROWTH........   0.60%         A         $197.53         1
MULTIMANAGER MID CAP GROWTH........   0.00%         B         $306.77        11
MULTIMANAGER MID CAP GROWTH........   0.60%         B         $184.25        97
MULTIMANAGER MID CAP GROWTH........   0.80%         B         $281.54        --
MULTIMANAGER MID CAP GROWTH........   0.90%         B         $177.69         8

MULTIMANAGER MID CAP VALUE.........   0.00%         A         $ 26.54        14
MULTIMANAGER MID CAP VALUE.........   0.00%         A         $233.50         3
MULTIMANAGER MID CAP VALUE.........   0.00%         A         $354.71        30
MULTIMANAGER MID CAP VALUE.........   0.60%         A         $219.12         2
MULTIMANAGER MID CAP VALUE.........   0.00%         B         $232.36        29
MULTIMANAGER MID CAP VALUE.........   0.60%         B         $216.17       141
MULTIMANAGER MID CAP VALUE.........   0.80%         B         $211.00         1
MULTIMANAGER MID CAP VALUE.........   0.90%         B         $208.47        12

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                        UNITS
                                                 CONTRACT                            OUTSTANDING
                                                 CHARGES*   SHARE CLASS** UNIT VALUE  (000'S)+
                                                 -------- --------------- ---------- -----------

MULTIMANAGER MULTI-SECTOR BOND..................   0.00%         A         $ 13.76        27
MULTIMANAGER MULTI-SECTOR BOND..................   0.00%         A         $223.98       122
MULTIMANAGER MULTI-SECTOR BOND..................   0.60%         A         $380.40       129
MULTIMANAGER MULTI-SECTOR BOND..................   0.80%         A         $150.98         4
MULTIMANAGER MULTI-SECTOR BOND..................   0.90%         A         $225.04        24
MULTIMANAGER MULTI-SECTOR BOND..................   0.00%         B         $135.49        35
MULTIMANAGER MULTI-SECTOR BOND..................   0.60%         B         $107.13       114

MULTIMANAGER SMALL CAP GROWTH...................   0.00%         B         $132.80         1
MULTIMANAGER SMALL CAP GROWTH...................   0.00%         B         $194.74        45
MULTIMANAGER SMALL CAP GROWTH...................   0.60%         B         $127.61        36
MULTIMANAGER SMALL CAP GROWTH...................   0.80%         B         $125.92        --
MULTIMANAGER SMALL CAP GROWTH...................   0.90%         B         $125.08        --

MULTIMANAGER SMALL CAP VALUE....................   0.00%         A         $293.14        51
MULTIMANAGER SMALL CAP VALUE....................   0.60%         A         $275.62         5
MULTIMANAGER SMALL CAP VALUE....................   0.00%         B         $307.45        17
MULTIMANAGER SMALL CAP VALUE....................   0.60%         B         $274.82         3
MULTIMANAGER SMALL CAP VALUE....................   0.60%         B         $282.26        46
MULTIMANAGER SMALL CAP VALUE....................   0.80%         B         $273.94        --
MULTIMANAGER SMALL CAP VALUE....................   0.90%         B         $269.39        --
MULTIMANAGER SMALL CAP VALUE....................   0.90%         B         $270.01         3

MULTIMANAGER TECHNOLOGY.........................   0.00%         A         $ 27.66         3
MULTIMANAGER TECHNOLOGY.........................   0.00%         A         $386.60        37
MULTIMANAGER TECHNOLOGY.........................   0.60%         A         $201.18         3
MULTIMANAGER TECHNOLOGY.........................   0.00%         B         $314.29        41
MULTIMANAGER TECHNOLOGY.........................   0.60%         B         $180.23       297
MULTIMANAGER TECHNOLOGY.........................   0.80%         B         $288.45         1
MULTIMANAGER TECHNOLOGY.........................   0.90%         B         $173.81        14

MUTUAL SHARES SECURITIES FUND...................   0.00%      CLASS 2      $ 14.94        28
MUTUAL SHARES SECURITIES FUND...................   0.00%      CLASS 2      $149.35        56
MUTUAL SHARES SECURITIES FUND...................   0.60%      CLASS 2      $146.07        21
MUTUAL SHARES SECURITIES FUND...................   0.80%      CLASS 2      $144.99        --
MUTUAL SHARES SECURITIES FUND...................   0.90%      CLASS 2      $144.45         2

NATURAL RESOURCES PORTFOLIO.....................   0.00%     CLASS II      $ 22.23        22
NATURAL RESOURCES PORTFOLIO.....................   0.00%     CLASS II      $ 86.41       101

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.   0.00%   ADVISOR CLASS   $102.96        61
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.   0.60%   ADVISOR CLASS   $100.69        30
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.   0.80%   ADVISOR CLASS   $ 99.95        --
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.   0.90%   ADVISOR CLASS   $ 99.58         7

PIMCO REAL RETURN PORTFOLIO.....................   0.00%   ADVISOR CLASS   $ 11.56        66
PIMCO REAL RETURN PORTFOLIO.....................   0.00%   ADVISOR CLASS   $115.58       169
PIMCO REAL RETURN PORTFOLIO.....................   0.60%   ADVISOR CLASS   $113.04        77
PIMCO REAL RETURN PORTFOLIO.....................   0.80%   ADVISOR CLASS   $112.20        --
PIMCO REAL RETURN PORTFOLIO.....................   0.90%   ADVISOR CLASS   $111.78         8

PIMCO TOTAL RETURN PORTFOLIO....................   0.00%   ADVISOR CLASS   $ 11.62       325
PIMCO TOTAL RETURN PORTFOLIO....................   0.00%   ADVISOR CLASS   $116.15       310
PIMCO TOTAL RETURN PORTFOLIO....................   0.60%   ADVISOR CLASS   $113.60       213
PIMCO TOTAL RETURN PORTFOLIO....................   0.80%   ADVISOR CLASS   $112.76         1
PIMCO TOTAL RETURN PORTFOLIO....................   0.90%   ADVISOR CLASS   $112.34        24

T. ROWE PRICE EQUITY INCOME PORTFOLIO -- II.....   0.00%     CLASS II      $153.66        39
T. ROWE PRICE EQUITY INCOME PORTFOLIO -- II.....   0.60%     CLASS II      $150.28        90

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2013

                                                                                              UNITS
                                                  CONTRACT                                 OUTSTANDING
                                                  CHARGES*     SHARE CLASS**    UNIT VALUE  (000'S)+
                                                  -------- -------------------- ---------- -----------
T. ROWE PRICE EQUITY INCOME PORTFOLIO -- II......   0.80%        CLASS II        $149.17        --
T. ROWE PRICE EQUITY INCOME PORTFOLIO -- II......   0.90%        CLASS II        $148.62         7

T. ROWE PRICE HEALTH SCIENCES PORTFOLIO -- II....   0.00%        CLASS II        $ 23.18        31
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO -- II....   0.00%        CLASS II        $231.83        18

TARGET 2015 ALLOCATION...........................   0.00%           B            $ 16.89         1
TARGET 2015 ALLOCATION...........................   0.00%           B            $132.77         1

TARGET 2025 ALLOCATION...........................   0.00%           B            $ 18.33        27
TARGET 2025 ALLOCATION...........................   0.00%           B            $136.37        --

TARGET 2035 ALLOCATION...........................   0.00%           B            $ 19.35         8
TARGET 2035 ALLOCATION...........................   0.00%           B            $138.59         4

TARGET 2045 ALLOCATION...........................   0.00%           B            $ 20.28         6
TARGET 2045 ALLOCATION...........................   0.00%           B            $139.27         1

TEMPLETON DEVELOPING MARKETS SECURITIES FUND.....   0.00%        CLASS 2         $107.20        43
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.....   0.60%        CLASS 2         $104.85        37
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.....   0.80%        CLASS 2         $104.07        --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND.....   0.90%        CLASS 2         $103.68        12

TEMPLETON GLOBAL BOND SECURITIES FUND............   0.00%        CLASS 2         $ 12.19        89
TEMPLETON GLOBAL BOND SECURITIES FUND............   0.00%        CLASS 2         $121.91       217
TEMPLETON GLOBAL BOND SECURITIES FUND............   0.60%        CLASS 2         $119.23       210
TEMPLETON GLOBAL BOND SECURITIES FUND............   0.80%        CLASS 2         $118.34         1
TEMPLETON GLOBAL BOND SECURITIES FUND............   0.90%        CLASS 2         $117.90        14

TEMPLETON GROWTH SECURITIES FUND.................   0.00%        CLASS 2         $153.79        12
TEMPLETON GROWTH SECURITIES FUND.................   0.60%        CLASS 2         $150.41        15
TEMPLETON GROWTH SECURITIES FUND.................   0.80%        CLASS 2         $149.29        --
TEMPLETON GROWTH SECURITIES FUND.................   0.90%        CLASS 2         $148.74         2

VAN ECK VIP GLOBAL HARD ASSETS FUND..............   0.00%     CLASS S SHARES     $110.99        58
VAN ECK VIP GLOBAL HARD ASSETS FUND..............   0.60%     CLASS S SHARES     $108.55        54
VAN ECK VIP GLOBAL HARD ASSETS FUND..............   0.80%     CLASS S SHARES     $107.74        --
VAN ECK VIP GLOBAL HARD ASSETS FUND..............   0.90%     CLASS S SHARES     $107.34         4

VANGUARD VARIABLE INSURANCE FUND -- EQUITY INDEX
 PORTFOLIO.......................................   0.60%  INVESTOR SHARE CLASS  $187.12        34

-----------
* Contract charges reflect the annual mortality, risk, financial accounting and other expenses related to the Variable Investment Options.
** Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.
+ Variable Investment Options where Units Outstanding are less than 500 are denoted by a --.

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013



                                                         ALL ASSET        ALL ASSET    ALL ASSET MODERATE AMERICAN CENTURY VP
                                                     AGGRESSIVE-ALT 25* GROWTH-ALT 20*   GROWTH-ALT 15*   MID CAP VALUE FUND
                                                     ------------------ -------------- ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios....................      $ 8,848         $  191,634        $11,005           $  186,858
  Expenses:
   Asset-based charges..............................          491             34,533            327               46,641
                                                          -------         ----------        -------           ----------

NET INVESTMENT INCOME (LOSS)........................        8,357            157,101         10,678              140,217
                                                          -------         ----------        -------           ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............       17,345            123,614          1,529              957,914
   Realized gain distribution from the
    Portfolios......................................        3,958            795,390          5,697              246,029
                                                          -------         ----------        -------           ----------
  Net realized gain (loss)..........................       21,303            919,004          7,226            1,203,943
                                                          -------         ----------        -------           ----------

  Change in unrealized appreciation (depreciation)
   of investments...................................       20,945            609,651         13,339            2,997,930
                                                          -------         ----------        -------           ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................       42,248          1,528,655         20,565            4,201,873
                                                          -------         ----------        -------           ----------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................      $50,605         $1,685,756        $31,243           $4,342,090
                                                          =======         ==========        =======           ==========

                                                     AMERICAN FUNDS INSURANCE   AMERICAN FUNDS
                                                      SERIES(R) GLOBAL SMALL  INSURANCE SERIES(R)
                                                     CAPITALIZATION FUND/SM/   NEW WORLD FUND(R)
                                                     ------------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios....................         $   488                $10,296
  Expenses:
   Asset-based charges..............................             512                    336
                                                             -------                -------

NET INVESTMENT INCOME (LOSS)........................             (24)                 9,960
                                                             -------                -------

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
   Realized gain (loss) on investments..............             (68)                 5,564
   Realized gain distribution from the
    Portfolios......................................              --                     --
                                                             -------                -------
  Net realized gain (loss)..........................             (68)                 5,564
                                                             -------                -------

  Change in unrealized appreciation (depreciation)
   of investments...................................          40,076                 16,840
                                                             -------                -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS........................................          40,008                 22,404
                                                             -------                -------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..........................         $39,984                $32,364
                                                             =======                =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                        AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                         ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                        -------------- ------------ ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.......................  $ 3,343,259    $  288,436     $  352,752        $ 66,412
  Expenses:
   Asset-based charges.................................      258,956            --        143,899              --
                                                         -----------    ----------     ----------        --------

NET INVESTMENT INCOME (LOSS)...........................    3,084,303       288,436        208,853          66,412
                                                         -----------    ----------     ----------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments.................    2,655,268       116,483         28,843          30,945
   Realized gain distribution from the Portfolios......    3,830,906        64,668        946,258          16,152
                                                         -----------    ----------     ----------        --------
  Net realized gain (loss).............................    6,486,174       181,151        975,101          47,097
                                                         -----------    ----------     ----------        --------

  Change in unrealized appreciation (depreciation) of
   investments.........................................   21,294,134     1,125,866        318,294         262,760
                                                         -----------    ----------     ----------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS...........................................   27,780,308     1,307,017      1,293,395         309,857
                                                         -----------    ----------     ----------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS............................................  $30,864,611    $1,595,453     $1,502,248        $376,269
                                                         ===========    ==========     ==========        ========

                                                                                AXA
                                                        AXA CONSERVATIVE CONSERVATIVE-PLUS
                                                           STRATEGY*        ALLOCATION*
                                                        ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.......................     $15,701         $  484,013
  Expenses:
   Asset-based charges.................................          --            103,834
                                                            -------         ----------

NET INVESTMENT INCOME (LOSS)...........................      15,701            380,179
                                                            -------         ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments.................       5,257            531,367
   Realized gain distribution from the Portfolios......       4,934          1,095,734
                                                            -------         ----------
  Net realized gain (loss).............................      10,191          1,627,101
                                                            -------         ----------

  Change in unrealized appreciation (depreciation) of
   investments.........................................      32,633          1,364,147
                                                            -------         ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS...........................................      42,824          2,991,248
                                                            -------         ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 OPERATIONS............................................     $58,525         $3,371,427
                                                            =======         ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   AXA GROWTH AXA MODERATE   AXA MODERATE   AXA MODERATE-PLUS
                                                                   STRATEGY*  ALLOCATION*  GROWTH STRATEGY*    ALLOCATION*
                                                                   ---------- ------------ ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $  534,314 $ 16,453,961    $1,103,891       $ 8,742,721
  Expenses:
   Asset-based charges............................................         --    5,469,064            --           892,739
                                                                   ---------- ------------    ----------       -----------

NET INVESTMENT INCOME (LOSS)......................................    534,314   10,984,897     1,103,891         7,849,982
                                                                   ---------- ------------    ----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     93,891    2,395,501       233,310        (5,320,366)
   Realized gain distribution from the Portfolios.................    104,837   29,284,970       268,042        14,091,151
                                                                   ---------- ------------    ----------       -----------
  Net realized gain (loss)........................................    198,728   31,680,471       501,352         8,770,785
                                                                   ---------- ------------    ----------       -----------

  Change in unrealized appreciation (depreciation) of investments.  2,504,761   80,678,759     5,145,208        55,969,344
                                                                   ---------- ------------    ----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  2,703,489  112,359,230     5,646,560        64,740,129
                                                                   ---------- ------------    ----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $3,237,803 $123,344,127    $6,750,451       $72,590,111
                                                                   ========== ============    ==========       ===========

                                                                   AXA TACTICAL AXA TACTICAL
                                                                   MANAGER 400* MANAGER 500*
                                                                   ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  4,341     $ 11,154
  Expenses:
   Asset-based charges............................................      8,895        6,987
                                                                     --------     --------

NET INVESTMENT INCOME (LOSS)......................................     (4,554)       4,167
                                                                     --------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    252,551      140,032
   Realized gain distribution from the Portfolios.................    118,669      177,298
                                                                     --------     --------
  Net realized gain (loss)........................................    371,220      317,330
                                                                     --------     --------

  Change in unrealized appreciation (depreciation) of investments.    291,583      302,245
                                                                     --------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    662,803      619,575
                                                                     --------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $658,249     $623,742
                                                                     ========     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                       AXA TACTICAL
                                                        AXA TACTICAL     MANAGER       BLACKROCK GLOBAL   EQ/ALLIANCEBERNSTEIN
                                                        MANAGER 2000* INTERNATIONAL* ALLOCATION V.I. FUND  SMALL CAP GROWTH*
                                                        ------------- -------------- -------------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.......................   $  2,095       $     --          $ 73,079           $    94,000
  Expenses:
   Asset-based charges.................................      5,896          7,084                --               945,525
                                                          --------       --------          --------           -----------

NET INVESTMENT INCOME (LOSS)...........................     (3,801)        (7,084)           73,079              (851,525)
                                                          --------       --------          --------           -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments.................    158,256        211,979           259,927             8,832,855
   Realized gain distribution from the Portfolios......    171,429        126,415           290,163            18,680,540
                                                          --------       --------          --------           -----------
  Net realized gain (loss).............................    329,685        338,394           550,090            27,513,395
                                                          --------       --------          --------           -----------

  Change in unrealized appreciation (depreciation) of
   investments.........................................    221,549         33,023           255,817            35,924,976
                                                          --------       --------          --------           -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS...........................................    551,234        371,417           805,907            63,438,371
                                                          --------       --------          --------           -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.......................................   $547,433       $364,333          $878,986           $62,586,846
                                                          ========       ========          ========           ===========

                                                        EQ/BLACKROCK
                                                            BASIC     EQ/BOSTON ADVISORS
                                                        VALUE EQUITY*   EQUITY INCOME*
                                                        ------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.......................  $ 3,018,572      $  365,759
  Expenses:
   Asset-based charges.................................      713,473          49,566
                                                         -----------      ----------

NET INVESTMENT INCOME (LOSS)...........................    2,305,099         316,193
                                                         -----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments.................    5,479,759       1,914,050
   Realized gain distribution from the Portfolios......           --       2,008,118
                                                         -----------      ----------
  Net realized gain (loss).............................    5,479,759       3,922,168
                                                         -----------      ----------

  Change in unrealized appreciation (depreciation) of
   investments.........................................   50,696,208         865,732
                                                         -----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS...........................................   56,175,967       4,787,900
                                                         -----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.......................................  $58,481,066      $5,104,093
                                                         ===========      ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                    EQ/CALVERT  EQ/CAPITAL
                                                                     SOCIALLY    GUARDIAN    EQ/COMMON     EQ/CORE
                                                                   RESPONSIBLE* RESEARCH*   STOCK INDEX* BOND INDEX*
                                                                   ------------ ----------- ------------ -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  8,934   $ 1,452,648 $ 18,896,762 $   632,790
  Expenses:
   Asset-based charges............................................      3,159       487,287    7,891,698     160,525
                                                                     --------   ----------- ------------ -----------

NET INVESTMENT INCOME (LOSS)......................................      5,775       965,361   11,005,064     472,265
                                                                     --------   ----------- ------------ -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     93,655     2,697,509   22,274,372     (14,986)
                                                                     --------   ----------- ------------ -----------
  Net realized gain (loss)........................................     93,655     2,697,509   22,274,372     (14,986)
                                                                     --------   ----------- ------------ -----------

  Change in unrealized appreciation (depreciation) of investments.    235,072    23,171,427  368,480,975  (1,476,747)
                                                                     --------   ----------- ------------ -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    328,727    25,868,936  390,755,347  (1,491,733)
                                                                     --------   ----------- ------------ -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $334,502   $26,834,297 $401,760,411 $(1,019,468)
                                                                     ========   =========== ============ ===========

                                                                    EQ/EQUITY    EQ/EQUITY
                                                                    500 INDEX*  GROWTH PLUS*
                                                                   ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $  9,336,113 $   488,554
  Expenses:
   Asset-based charges............................................    2,433,410     347,336
                                                                   ------------ -----------

NET INVESTMENT INCOME (LOSS)......................................    6,902,703     141,218
                                                                   ------------ -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   18,077,802   1,631,426
                                                                   ------------ -----------
  Net realized gain (loss)........................................   18,077,802   1,631,426
                                                                   ------------ -----------

  Change in unrealized appreciation (depreciation) of investments.  144,272,602  26,912,977
                                                                   ------------ -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  162,350,404  28,544,403
                                                                   ------------ -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $169,253,107 $28,685,621
                                                                   ============ ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                     EQ/GAMCO      EQ/GAMCO                  EQ/GLOBAL
                                                                    MERGERS AND  SMALL COMPANY  EQ/GLOBAL   MULTI-SECTOR
                                                                   ACQUISITIONS*    VALUE*      BOND PLUS*    EQUITY*
                                                                   ------------- ------------- -----------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $   51,663    $   366,132  $     2,847  $ 1,285,676
  Expenses:
   Asset-based charges............................................      38,015        372,104       64,883      599,220
                                                                    ----------    -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................      13,648         (5,972)     (62,036)     686,456
                                                                    ----------    -----------  -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     247,491      6,078,657     (110,468)     209,910
   Realized gain distribution from the Portfolios.................     571,837      6,471,944      650,576           --
                                                                    ----------    -----------  -----------  -----------
  Net realized gain (loss)........................................     819,328     12,550,601      540,108      209,910
                                                                    ----------    -----------  -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.     413,225     29,451,558   (1,111,515)  27,801,662
                                                                    ----------    -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,232,553     42,002,159     (571,407)  28,011,572
                                                                    ----------    -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,246,201    $41,996,187  $  (633,443) $28,698,028
                                                                    ==========    ===========  ===========  ===========

                                                                   EQ/INTERMEDIATE  EQ/INTERNATIONAL
                                                                   GOVERNMENT BOND*    CORE PLUS*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $   194,816       $  258,594
  Expenses:
   Asset-based charges............................................       326,883           80,885
                                                                     -----------       ----------

NET INVESTMENT INCOME (LOSS)......................................      (132,067)         177,709
                                                                     -----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       598,071          418,476
   Realized gain distribution from the Portfolios.................            --               --
                                                                     -----------       ----------
  Net realized gain (loss)........................................       598,071          418,476
                                                                     -----------       ----------

  Change in unrealized appreciation (depreciation) of investments.    (2,289,129)       4,306,905
                                                                     -----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,691,058)       4,725,381
                                                                     -----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,823,125)      $4,903,090
                                                                     ===========       ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INVESCO EQ/JPMORGAN VALUE
                                                                    EQUITY INDEX*     VALUE PLUS*    COMSTOCK*   OPPORTUNITIES*
                                                                   ---------------- ---------------- ---------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 7,338,744      $ 1,072,719    $  381,640    $  520,614
  Expenses:
   Asset-based charges............................................     1,685,486          357,338        19,506       115,961
                                                                     -----------      -----------    ----------    ----------

NET INVESTMENT INCOME (LOSS)......................................     5,653,258          715,381       362,134       404,653
                                                                     -----------      -----------    ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (748,985)      (1,116,728)      691,314       489,264
   Realized gain distribution from the Portfolios.................            --               --            --            --
                                                                     -----------      -----------    ----------    ----------
  Net realized gain (loss)........................................      (748,985)      (1,116,728)      691,314       489,264
                                                                     -----------      -----------    ----------    ----------

  Change in unrealized appreciation (depreciation) of investments.    57,990,647       16,787,439     1,227,216     6,760,466
                                                                     -----------      -----------    ----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    57,241,662       15,670,711     1,918,530     7,249,730
                                                                     -----------      -----------    ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $62,894,920      $16,386,092    $2,280,664    $7,654,383
                                                                     ===========      ===========    ==========    ==========

                                                                   EQ/LARGE CAP EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX*
                                                                   ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $   78,416   $ 1,110,792
  Expenses:
   Asset-based charges............................................      34,115       541,618
                                                                    ----------   -----------

NET INVESTMENT INCOME (LOSS)......................................      44,301       569,174
                                                                    ----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     107,260     6,217,886
   Realized gain distribution from the Portfolios.................     657,581     5,622,763
                                                                    ----------   -----------
  Net realized gain (loss)........................................     764,841    11,840,649
                                                                    ----------   -----------

  Change in unrealized appreciation (depreciation) of investments.   2,993,249    19,585,628
                                                                    ----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   3,758,090    31,426,277
                                                                    ----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $3,802,391   $31,995,451
                                                                    ==========   ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/LARGE CAP EQ/LARGE CAP EQ/LARGE CAP  EQ/LORD ABBETT
                                                                   GROWTH PLUS* VALUE INDEX* VALUE PLUS*   LARGE CAP CORE*
                                                                   ------------ ------------ ------------  ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   220,883   $  209,719  $  3,731,720    $  242,136
  Expenses:
   Asset-based charges............................................     654,513       43,885     1,728,963        36,158
                                                                   -----------   ----------  ------------    ----------

NET INVESTMENT INCOME (LOSS)......................................    (433,630)     165,834     2,002,757       205,978
                                                                   -----------   ----------  ------------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   6,187,543      683,906    (5,875,851)      642,936
   Realized gain distribution from the Portfolios.................          --           --            --     1,814,174
                                                                   -----------   ----------  ------------    ----------
  Net realized gain (loss)........................................   6,187,543      683,906    (5,875,851)    2,457,110
                                                                   -----------   ----------  ------------    ----------

  Change in unrealized appreciation (depreciation) of investments.  33,612,179    2,713,362   101,188,980       338,713
                                                                   -----------   ----------  ------------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  39,799,722    3,397,268    95,313,129     2,795,823
                                                                   -----------   ----------  ------------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $39,366,092   $3,563,102  $ 97,315,886    $3,001,801
                                                                   ===========   ==========  ============    ==========

                                                                   EQ/MFS INTERNATIONAL EQ/MID CAP
                                                                         GROWTH*          INDEX*
                                                                   -------------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................      $  336,690      $   777,185
  Expenses:
   Asset-based charges............................................         112,570          369,883
                                                                        ----------      -----------

NET INVESTMENT INCOME (LOSS)......................................         224,120          407,302
                                                                        ----------      -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       1,361,870        1,390,511
   Realized gain distribution from the Portfolios.................         384,937               --
                                                                        ----------      -----------
  Net realized gain (loss)........................................       1,746,807        1,390,511
                                                                        ----------      -----------

  Change in unrealized appreciation (depreciation) of investments.       2,512,325       25,856,773
                                                                        ----------      -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       4,259,132       27,247,284
                                                                        ----------      -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $4,483,252      $27,654,586
                                                                        ==========      ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/MID CAP   EQ/MONEY    EQ/MONTAG &    EQ/MORGAN STANLEY
                                                                   VALUE PLUS*  MARKET*   CALDWELL GROWTH*  MID CAP GROWTH*
                                                                   ----------- ---------  ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $ 1,037,926 $      --     $  187,337       $        --
  Expenses:
   Asset-based charges............................................     871,196   778,732         87,159           167,175
                                                                   ----------- ---------     ----------       -----------

NET INVESTMENT INCOME (LOSS)......................................     166,730  (778,732)       100,178          (167,175)
                                                                   ----------- ---------     ----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   7,887,257    (4,214)     2,962,728         3,391,671
   Realized gain distribution from the Portfolios.................          --     1,293      3,249,274         3,175,215
                                                                   ----------- ---------     ----------       -----------
  Net realized gain (loss)........................................   7,887,257    (2,921)     6,212,002         6,566,886
                                                                   ----------- ---------     ----------       -----------

  Change in unrealized appreciation (depreciation) of investments.  49,132,156     4,387       (197,149)       10,331,504
                                                                   ----------- ---------     ----------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  57,019,413     1,466      6,014,853        16,898,390
                                                                   ----------- ---------     ----------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $57,186,143 $(777,266)    $6,115,031       $16,731,215
                                                                   =========== =========     ==========       ===========

                                                                   EQ/PIMCO ULTRA  EQ/QUALITY
                                                                    SHORT BOND*    BOND PLUS*
                                                                   -------------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 284,439    $   245,292
  Expenses:
   Asset-based charges............................................     121,555        318,334
                                                                     ---------    -----------

NET INVESTMENT INCOME (LOSS)......................................     162,884        (73,042)
                                                                     ---------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (33,134)    (1,534,088)
   Realized gain distribution from the Portfolios.................          --             --
                                                                     ---------    -----------
  Net realized gain (loss)........................................     (33,134)    (1,534,088)
                                                                     ---------    -----------

  Change in unrealized appreciation (depreciation) of investments.    (231,250)      (338,307)
                                                                     ---------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (264,384)    (1,872,395)
                                                                     ---------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(101,500)   $(1,945,437)
                                                                     =========    ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                                EQ/T. ROWE               EQ/WELLS
                                                                    EQ/SMALL      PRICE       EQ/UBS      FARGO
                                                                    COMPANY       GROWTH     GROWTH &     OMEGA
                                                                     INDEX*       STOCK*     INCOME*     GROWTH*
                                                                   ----------- -----------  ---------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   614,614 $        --  $   79,347 $        --
  Expenses:
   Asset-based charges............................................     183,921     198,526      22,870     244,530
                                                                   ----------- -----------  ---------- -----------

NET INVESTMENT INCOME (LOSS)......................................     430,693    (198,526)     56,477    (244,530)
                                                                   ----------- -----------  ---------- -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   1,584,795   3,602,294     277,099   3,626,216
   Realized gain distribution from the Portfolios.................   5,002,744          --          --  20,623,584
                                                                   ----------- -----------  ---------- -----------
  Net realized gain (loss)........................................   6,587,539   3,602,294     277,099  24,249,800
                                                                   ----------- -----------  ---------- -----------

  Change in unrealized appreciation (depreciation) of investments.  12,663,256  12,183,412   1,771,776   1,570,255
                                                                   ----------- -----------  ---------- -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  19,250,795  15,785,706   2,048,875  25,820,055
                                                                   ----------- -----------  ---------- -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $19,681,488 $15,587,180  $2,105,352 $25,575,525
                                                                   =========== ===========  ========== ===========

                                                                     FIDELITY(R)
                                                                      VIP ASSET    FIDELITY(R) VIP
                                                                   MANAGER: GROWTH  CONTRAFUND(R)
                                                                      PORTFOLIO       PORTFOLIO
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $  8,781       $   539,909
  Expenses:
   Asset-based charges............................................          --           123,507
                                                                      --------       -----------

NET INVESTMENT INCOME (LOSS)......................................       8,781           416,402
                                                                      --------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      65,545         2,726,866
   Realized gain distribution from the Portfolios.................       3,590            18,907
                                                                      --------       -----------
  Net realized gain (loss)........................................      69,135         2,745,773
                                                                      --------       -----------

  Change in unrealized appreciation (depreciation) of investments.     182,587         8,670,287
                                                                      --------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     251,722        11,416,060
                                                                      --------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $260,503       $11,832,462
                                                                      ========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                    FIDELITY(R)  FIDELITY(R) FIDELITY(R)  FIDELITY(R)
                                                                        VIP      VIP GROWTH   VIP HIGH   VIP INVESTMENT
                                                                   EQUITY-INCOME  & INCOME     INCOME      GRADE BOND
                                                                     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                                   ------------- ----------- ----------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 30,332    $   87,828   $ 641,009   $   335,932
  Expenses:
   Asset-based charges............................................         --        13,431          --            --
                                                                     --------    ----------   ---------   -----------

NET INVESTMENT INCOME (LOSS)......................................     30,332        74,397     641,009       335,932
                                                                     --------    ----------   ---------   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     65,385       311,974     277,000    (1,311,976)
   Realized gain distribution from the Portfolios.................     89,136            --          --       192,133
                                                                     --------    ----------   ---------   -----------
  Net realized gain (loss)........................................    154,521       311,974     277,000    (1,119,843)
                                                                     --------    ----------   ---------   -----------

  Change in unrealized appreciation (depreciation) of investments.    128,638       870,211    (291,864)      337,906
                                                                     --------    ----------   ---------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    283,159     1,182,185     (14,864)     (781,937)
                                                                     --------    ----------   ---------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $313,491    $1,256,582   $ 626,145   $  (446,005)
                                                                     ========    ==========   =========   ===========

                                                                   FIDELITY(R) FIDELITY(R)
                                                                       VIP      VIP MONEY
                                                                     MID CAP     MARKET
                                                                    PORTFOLIO   PORTFOLIO
                                                                   ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   76,392     $100
  Expenses:
   Asset-based charges............................................     27,600       --
                                                                   ----------     ----

NET INVESTMENT INCOME (LOSS)......................................     48,792      100
                                                                   ----------     ----

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    899,320       --
   Realized gain distribution from the Portfolios.................  3,638,277       --
                                                                   ----------     ----
  Net realized gain (loss)........................................  4,537,597       --
                                                                   ----------     ----

  Change in unrealized appreciation (depreciation) of investments.  3,367,634       --
                                                                   ----------     ----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  7,905,231       --
                                                                   ----------     ----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $7,954,023     $100
                                                                   ==========     ====

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                                            FRANKLIN    FRANKLIN   FRANKLIN
                                                                               FIDELITY(R)   RISING    SMALL CAP  STRATEGIC
                                                                   FIDELITY(R)  VIP VALUE  DIVIDENDS     VALUE      INCOME
                                                                    VIP VALUE  STRATEGIES  SECURITIES  SECURITIES SECURITIES
                                                                    PORTFOLIO   PORTFOLIO     FUND        FUND       FUND
                                                                   ----------- ----------- ----------- ---------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $ 10,276    $  3,350   $   665,079 $   66,161 $1,372,468
  Expenses:
   Asset-based charges............................................        --          --       163,421     11,805     83,593
                                                                    --------    --------   ----------- ---------- ----------

NET INVESTMENT INCOME (LOSS)......................................    10,276       3,350       501,658     54,356  1,288,875
                                                                    --------    --------   ----------- ---------- ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    80,698      74,650     3,021,317    329,103   (129,092)
   Realized gain distribution from the Portfolios.................    96,263          --            --     85,384    295,133
                                                                    --------    --------   ----------- ---------- ----------
  Net realized gain (loss)........................................   176,961      74,650     3,021,317    414,487    166,041
                                                                    --------    --------   ----------- ---------- ----------

  Change in unrealized appreciation (depreciation) of investments.   105,564      59,640     6,878,069    984,363   (811,024)
                                                                    --------    --------   ----------- ---------- ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   282,525     134,290     9,899,386  1,398,850   (644,983)
                                                                    --------    --------   ----------- ---------- ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $292,801    $137,640   $10,401,044 $1,453,206 $  643,892
                                                                    ========    ========   =========== ========== ==========

                                                                    GOLDMAN
                                                                   SACHS VIT
                                                                    MID CAP
                                                                     VALUE
                                                                     FUND
                                                                   ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   48,859
  Expenses:
   Asset-based charges............................................     44,727
                                                                   ----------

NET INVESTMENT INCOME (LOSS)......................................      4,132
                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  1,222,697
   Realized gain distribution from the Portfolios.................    652,632
                                                                   ----------
  Net realized gain (loss)........................................  1,875,329
                                                                   ----------

  Change in unrealized appreciation (depreciation) of investments.    690,040
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  2,565,369
                                                                   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $2,569,501
                                                                   ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   INVESCO V.I.  INVESCO V.I. INVESCO V.I.  INVESCO V.I.
                                                                    DIVERSIFIED  GLOBAL REAL  INTERNATIONAL MID CAP CORE
                                                                   DIVIDEND FUND ESTATE FUND   GROWTH FUND  EQUITY FUND
                                                                   ------------- ------------ ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 18,295    $   755,204   $  202,053     $ 15,856
  Expenses:
   Asset-based charges............................................         --         56,124       57,412        8,424
                                                                     --------    -----------   ----------     --------

NET INVESTMENT INCOME (LOSS)......................................     18,295        699,080      144,641        7,432
                                                                     --------    -----------   ----------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     74,005        865,575      587,236      123,262
   Realized gain distribution from the Portfolios.................         --             --           --      220,415
                                                                     --------    -----------   ----------     --------
  Net realized gain (loss)........................................     74,005        865,575      587,236      343,677
                                                                     --------    -----------   ----------     --------

  Change in unrealized appreciation (depreciation) of investments.    109,385     (1,315,730)   2,584,770      355,891
                                                                     --------    -----------   ----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    183,390       (450,155)   3,172,006      699,568
                                                                     --------    -----------   ----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $201,685    $   248,925   $3,316,647     $707,000
                                                                     ========    ===========   ==========     ========

                                                                   INVESCO V.I. IVY FUNDS VIP
                                                                    SMALL CAP     DIVIDEND
                                                                   EQUITY FUND  OPPORTUNITIES
                                                                   ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $       --    $  7,797
  Expenses:
   Asset-based charges............................................      10,357          --
                                                                    ----------    --------

NET INVESTMENT INCOME (LOSS)......................................     (10,357)      7,797
                                                                    ----------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     173,081      44,660
   Realized gain distribution from the Portfolios.................      36,242      10,595
                                                                    ----------    --------
  Net realized gain (loss)........................................     209,323      55,255
                                                                    ----------    --------

  Change in unrealized appreciation (depreciation) of investments.     876,785      77,388
                                                                    ----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,086,108     132,643
                                                                    ----------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,075,751    $140,440
                                                                    ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013




                                                                               IVY FUNDS IVY FUNDS   IVY FUNDS VIP  IVY FUNDS
                                                                   IVY FUNDS   VIP HIGH   VIP MID       SCIENCE     VIP SMALL
                                                                   VIP ENERGY   INCOME   CAP GROWTH  AND TECHNOLOGY CAP GROWTH
                                                                   ----------  --------- ----------  -------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $       --  $     --  $       --    $       --   $       --
  Expenses:
   Asset-based charges............................................     32,885     4,179      68,120        14,575       15,084
                                                                   ----------  --------  ----------    ----------   ----------

NET INVESTMENT INCOME (LOSS)......................................    (32,885)   (4,179)    (68,120)      (14,575)     (15,084)
                                                                   ----------  --------  ----------    ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    349,016     2,712     502,920     1,226,520      199,589
   Realized gain distribution from the Portfolios.................     33,968        --     655,072       301,435           --
                                                                   ----------  --------  ----------    ----------   ----------
  Net realized gain (loss)........................................    382,984     2,712   1,157,992     1,527,955      199,589
                                                                   ----------  --------  ----------    ----------   ----------

  Change in unrealized appreciation (depreciation) of investments.  1,937,980   166,658   4,016,210     1,869,437    1,595,072
                                                                   ----------  --------  ----------    ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  2,320,964   169,370   5,174,202     3,397,392    1,794,661
                                                                   ----------  --------  ----------    ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $2,288,079  $165,191  $5,106,082    $3,382,817   $1,779,577
                                                                   ==========  ========  ==========    ==========   ==========

                                                                       LAZARD
                                                                     RETIREMENT
                                                                      EMERGING
                                                                   MARKETS EQUITY
                                                                     PORTFOLIO
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $   647,460
  Expenses:
   Asset-based charges............................................      132,437
                                                                    -----------

NET INVESTMENT INCOME (LOSS)......................................      515,023
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      253,994
   Realized gain distribution from the Portfolios.................      269,448
                                                                    -----------
  Net realized gain (loss)........................................      523,442
                                                                    -----------

  Change in unrealized appreciation (depreciation) of investments.   (1,962,090)
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (1,438,648)
                                                                    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $  (923,625)
                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                      MFS(R)        MFS(R)
                                                                   INTERNATIONAL  INVESTORS      MFS(R)     MFS(R)
                                                                       VALUE        GROWTH     INVESTORS   UTILITIES
                                                                     PORTFOLIO   STOCK SERIES TRUST SERIES  SERIES
                                                                   ------------- ------------ ------------ ---------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $  609,109     $  7,953     $ 12,773   $ 25,567
  Expenses:
   Asset-based charges............................................     108,080        7,798        4,848         --
                                                                    ----------     --------     --------   --------

NET INVESTMENT INCOME (LOSS)......................................     501,029          155        7,925     25,567
                                                                    ----------     --------     --------   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   1,777,403      148,783       41,111     37,578
   Realized gain distribution from the Portfolios.................          --       59,770           --     22,751
                                                                    ----------     --------     --------   --------
  Net realized gain (loss)........................................   1,777,403      208,553       41,111     60,329
                                                                    ----------     --------     --------   --------

  Change in unrealized appreciation (depreciation) of investments.   7,133,080      262,941      264,098    118,332
                                                                    ----------     --------     --------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   8,910,483      471,494      305,209    178,661
                                                                    ----------     --------     --------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $9,411,512     $471,649     $313,134   $204,228
                                                                    ==========     ========     ========   ========

                                                                   MULTIMANAGER
                                                                    AGGRESSIVE   MULTIMANAGER
                                                                     EQUITY*      CORE BOND*
                                                                   ------------  ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $    426,302  $ 1,277,936
  Expenses:
   Asset-based charges............................................    2,020,351      270,658
                                                                   ------------  -----------

NET INVESTMENT INCOME (LOSS)......................................   (1,594,049)   1,007,278
                                                                   ------------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   11,714,907     (381,930)
   Realized gain distribution from the Portfolios.................           --      219,687
                                                                   ------------  -----------
  Net realized gain (loss)........................................   11,714,907     (162,243)
                                                                   ------------  -----------

  Change in unrealized appreciation (depreciation) of investments.  105,347,936   (3,030,969)
                                                                   ------------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  117,062,843   (3,193,212)
                                                                   ------------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $115,468,794  $(2,185,934)
                                                                   ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   MULTIMANAGER  MULTIMANAGER MULTIMANAGER MULTIMANAGER
                                                                   INTERNATIONAL  LARGE CAP    LARGE CAP     MID CAP
                                                                      EQUITY*    CORE EQUITY*    VALUE*      GROWTH*
                                                                   ------------- ------------ ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $  552,585    $   55,303   $  463,339  $        --
  Expenses:
   Asset-based charges............................................     162,120        20,820       96,472      106,252
                                                                    ----------    ----------   ----------  -----------

NET INVESTMENT INCOME (LOSS)......................................     390,465        34,483      366,867     (106,252)
                                                                    ----------    ----------   ----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (888,008)      209,844      626,745    2,127,010
   Realized gain distribution from the Portfolios.................          --            --           --    9,316,237
                                                                    ----------    ----------   ----------  -----------
  Net realized gain (loss)........................................    (888,008)      209,844      626,745   11,443,247
                                                                    ----------    ----------   ----------  -----------

  Change in unrealized appreciation (depreciation) of investments.   8,241,605     2,273,137    7,430,878     (987,169)
                                                                    ----------    ----------   ----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   7,353,597     2,482,981    8,057,623   10,456,078
                                                                    ----------    ----------   ----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $7,744,062    $2,517,464   $8,424,490  $10,349,826
                                                                    ==========    ==========   ==========  ===========

                                                                   MULTIMANAGER MULTIMANAGER
                                                                     MID CAP    MULTI-SECTOR
                                                                      VALUE*       BOND*
                                                                   ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   173,136  $ 3,633,838
  Expenses:
   Asset-based charges............................................     180,536      457,971
                                                                   -----------  -----------

NET INVESTMENT INCOME (LOSS)......................................      (7,400)   3,175,867
                                                                   -----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   2,521,723   (2,605,072)
   Realized gain distribution from the Portfolios.................          --           --
                                                                   -----------  -----------
  Net realized gain (loss)........................................   2,521,723   (2,605,072)
                                                                   -----------  -----------

  Change in unrealized appreciation (depreciation) of investments.  12,250,511   (2,053,248)
                                                                   -----------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  14,772,234   (4,658,320)
                                                                   -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $14,764,834  $(1,482,453)
                                                                   ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                            MUTUAL
                                                                   MULTIMANAGER MULTIMANAGER                SHARES     NATURAL
                                                                    SMALL CAP    SMALL CAP   MULTIMANAGER SECURITIES  RESOURCES
                                                                     GROWTH*       VALUE*    TECHNOLOGY*     FUND     PORTFOLIO
                                                                   ------------ ------------ ------------ ---------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $       --  $   175,673  $        --  $  219,997 $       --
  Expenses:
   Asset-based charges............................................      16,874       90,113      316,351      16,428         --
                                                                    ----------  -----------  -----------  ---------- ----------

NET INVESTMENT INCOME (LOSS)......................................     (16,874)      85,560     (316,351)    203,569         --
                                                                    ----------  -----------  -----------  ---------- ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     488,204      905,217    6,609,893     433,908   (359,903)
                                                                    ----------  -----------  -----------  ---------- ----------
  Net realized gain (loss)........................................     488,204      905,217    6,609,893     433,908   (359,903)
                                                                    ----------  -----------  -----------  ---------- ----------

  Change in unrealized appreciation (depreciation) of investments.   3,359,382   10,210,500   16,919,242   1,923,806  1,442,141
                                                                    ----------  -----------  -----------  ---------- ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   3,847,586   11,115,717   23,529,135   2,357,714  1,082,238
                                                                    ----------  -----------  -----------  ---------- ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $3,830,712  $11,201,277  $23,212,784  $2,561,283 $1,082,238
                                                                    ==========  ===========  ===========  ========== ==========

                                                                           PIMCO
                                                                   COMMODITYREALRETURN(R)
                                                                     STRATEGY PORTFOLIO
                                                                   ----------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................      $   168,237
  Expenses:
   Asset-based charges............................................           27,945
                                                                        -----------

NET INVESTMENT INCOME (LOSS)......................................          140,292
                                                                        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (899,859)
                                                                        -----------
  Net realized gain (loss)........................................         (899,859)
                                                                        -----------

  Change in unrealized appreciation (depreciation) of investments.         (929,730)
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (1,829,589)
                                                                        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(1,689,297)
                                                                        ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                             T. ROWE
                                                                    PIMCO REAL  PIMCO TOTAL  T. ROWE PRICE PRICE HEALTH
                                                                      RETURN      RETURN     EQUITY INCOME   SCIENCES
                                                                    PORTFOLIO    PORTFOLIO   PORTFOLIO-II  PORTFOLIO-II
                                                                   -----------  -----------  ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   526,978  $ 1,452,593   $  226,497    $       --
  Expenses:
   Asset-based charges............................................      74,983      173,820       72,294            --
                                                                   -----------  -----------   ----------    ----------

NET INVESTMENT INCOME (LOSS)......................................     451,995    1,278,773      154,203            --
                                                                   -----------  -----------   ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (736,762)     256,385      639,218       626,830
   Realized gain distribution from the Portfolios.................     247,008      591,336           --       202,785
                                                                   -----------  -----------   ----------    ----------
  Net realized gain (loss)........................................    (489,754)     847,721      639,218       829,615
                                                                   -----------  -----------   ----------    ----------

  Change in unrealized appreciation (depreciation) of investments.  (3,487,181)  (3,746,204)   3,318,289       726,714
                                                                   -----------  -----------   ----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (3,976,935)  (2,898,483)   3,957,507     1,556,329
                                                                   -----------  -----------   ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(3,524,940) $(1,619,710)  $4,111,710    $1,556,329
                                                                   ===========  ===========   ==========    ==========


                                                                   TARGET 2015 TARGET 2025
                                                                   ALLOCATION* ALLOCATION*
                                                                   ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 1,544    $  6,053
  Expenses:
   Asset-based charges............................................        --          --
                                                                     -------    --------

NET INVESTMENT INCOME (LOSS)......................................     1,544       6,053
                                                                     -------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    42,315      81,399
   Realized gain distribution from the Portfolios.................     3,706       8,975
                                                                     -------    --------
  Net realized gain (loss)........................................    46,021      90,374
                                                                     -------    --------

  Change in unrealized appreciation (depreciation) of investments.    (5,320)     19,289
                                                                     -------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    40,701     109,663
                                                                     -------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $42,245    $115,716
                                                                     =======    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                               TEMPLETON         TEMPLETON
                                                                   TARGET 2035 TARGET 2045 DEVELOPING MARKETS   GLOBAL BOND
                                                                   ALLOCATION* ALLOCATION*  SECURITIES FUND   SECURITIES FUND
                                                                   ----------- ----------- ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $  8,941     $ 2,391       $ 187,911        $ 3,530,236
  Expenses:
   Asset-based charges............................................        --          --          36,265            282,497
                                                                    --------     -------       ---------        -----------

NET INVESTMENT INCOME (LOSS)......................................     8,941       2,391         151,646          3,247,739
                                                                    --------     -------       ---------        -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    27,159      16,846        (168,145)        (1,538,926)
   Realized gain distribution from the Portfolios.................    13,029       3,010              --            911,459
                                                                    --------     -------       ---------        -----------
  Net realized gain (loss)........................................    40,188      19,856        (168,145)          (627,467)
                                                                    --------     -------       ---------        -----------

  Change in unrealized appreciation (depreciation) of investments.    57,971      23,773        (100,959)        (1,880,852)
                                                                    --------     -------       ---------        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    98,159      43,629        (269,104)        (2,508,319)
                                                                    --------     -------       ---------        -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $107,100     $46,020       $(117,458)       $   739,420
                                                                    ========     =======       =========        ===========

                                                                      TEMPLETON
                                                                       GROWTH
                                                                   SECURITIES FUND
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $ 67,522
  Expenses:
   Asset-based charges............................................       9,527
                                                                      --------

NET INVESTMENT INCOME (LOSS)......................................      57,995
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     181,766
   Realized gain distribution from the Portfolios.................          --
                                                                      --------
  Net realized gain (loss)........................................     181,766
                                                                      --------

  Change in unrealized appreciation (depreciation) of investments.     450,461
                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     632,227
                                                                      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $690,222
                                                                      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   VAN ECK VIP   VANGUARD VARIABLE
                                                                   GLOBAL HARD INSURANCE FUND-EQUITY
                                                                   ASSETS FUND    INDEX PORTFOLIO
                                                                   ----------- ---------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $   61,897       $   99,961
  Expenses:
   Asset-based charges............................................     40,702           34,185
                                                                   ----------       ----------

NET INVESTMENT INCOME (LOSS)......................................     21,195           65,776
                                                                   ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (786,412)         229,247
   Realized gain distribution from the Portfolios.................    239,963          139,550
                                                                   ----------       ----------
  Net realized gain (loss)........................................   (546,449)         368,797
                                                                   ----------       ----------

  Change in unrealized appreciation (depreciation) of investments.  1,706,694        1,091,063
                                                                   ----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  1,160,245        1,459,860
                                                                   ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,181,440       $1,525,636
                                                                   ==========       ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                    ALL ASSET               ALL ASSET
                                                              AGGRESSIVE-ALT 25*(B)      GROWTH-ALT 20*
                                                              --------------------- ------------------------
                                                                      2013              2013         2012
                                                              --------------------- -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)................................      $    8,357       $   157,101  $   137,435
 Net realized gain (loss) on investments.....................          21,303           919,004      239,673
 Change in unrealized appreciation (depreciation) of
   investments...............................................          20,945           609,651      476,315
                                                                   ----------       -----------  -----------

 Net increase (decrease) in net assets from operations.......          50,605         1,685,756      853,423
                                                                   ----------       -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................         650,609         2,758,086    1,723,967
   Transfers between Variable Investment Options including
    guaranteed interest account, net.........................         466,696           600,637    3,890,732
   Redemptions for contract benefits and terminations........              --          (366,573)    (637,547)
   Contract maintenance charges..............................         (27,433)         (741,014)    (517,407)
                                                                   ----------       -----------  -----------

 Net increase (decrease) in net assets from contractowner
   transactions..............................................       1,089,872         2,251,136    4,459,745
                                                                   ----------       -----------  -----------

 Net increase (decrease) in amount retained by AXA in
   Separate Account FP.......................................               4               412           44
                                                                   ----------       -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................       1,140,481         3,937,304    5,313,212
NET ASSETS -- BEGINNING OF PERIOD............................              --        10,924,475    5,611,263
                                                                   ----------       -----------  -----------

NET ASSETS -- END OF PERIOD..................................      $1,140,481       $14,861,779  $10,924,475
                                                                   ==========       ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued......................................................              14                34           51
 Redeemed....................................................              (3)              (15)         (11)
                                                                   ----------       -----------  -----------
 Net Increase (Decrease).....................................              11                19           40
                                                                   ==========       ===========  ===========

                                                                      ALL ASSET
                                                              MODERATE GROWTH-ALT 15*(B)
                                                              --------------------------
                                                                         2013
                                                              --------------------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)................................          $ 10,678
 Net realized gain (loss) on investments.....................             7,226
 Change in unrealized appreciation (depreciation) of
   investments...............................................            13,339
                                                                       --------

 Net increase (decrease) in net assets from operations.......            31,243
                                                                       --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners.....................           143,354
   Transfers between Variable Investment Options including
    guaranteed interest account, net.........................           767,570
   Redemptions for contract benefits and terminations........                --
   Contract maintenance charges..............................           (17,415)
                                                                       --------

 Net increase (decrease) in net assets from contractowner
   transactions..............................................           893,509
                                                                       --------

 Net increase (decrease) in amount retained by AXA in
   Separate Account FP.......................................                 6
                                                                       --------

INCREASE (DECREASE) IN NET ASSETS............................           924,758
NET ASSETS -- BEGINNING OF PERIOD............................                --
                                                                       --------

NET ASSETS -- END OF PERIOD..................................          $924,758
                                                                       ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
 Issued......................................................                10
 Redeemed....................................................                (1)
                                                                       --------
 Net Increase (Decrease).....................................                 9
                                                                       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                      AMERICAN FUNDS
                                                       AMERICAN CENTURY VP      INSURANCE SERIES(R) GLOBAL
                                                       MID CAP VALUE FUND     SMALL CAPITALIZATION FUND/SM/(B)
                                                    ------------------------  ------------------------------
                                                        2013         2012                  2013
                                                    -----------  -----------  ------------------------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)...................... $   140,217  $   294,028             $    (24)
 Net realized gain (loss) on investments...........   1,203,943    1,341,215                  (68)
 Change in unrealized appreciation (depreciation)
   of investments..................................   2,997,930      952,889               40,076
                                                    -----------  -----------             --------

 Net increase (decrease) in net assets from
   operations......................................   4,342,090    2,588,132               39,984
                                                    -----------  -----------             --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners...........   1,387,085      792,721               44,428
   Transfers between Variable Investment Options
    including guaranteed interest account, net.....   6,430,772   (3,896,053)             794,293
   Redemptions for contract benefits and
    terminations...................................  (2,691,520)  (1,240,838)              (1,324)
   Contract maintenance charges....................    (425,445)    (334,271)              (8,752)
                                                    -----------  -----------             --------

 Net increase (decrease) in net assets from
   contractowner transactions......................   4,700,892   (4,678,441)             828,645
                                                    -----------  -----------             --------

 Net increase (decrease) in amount retained by
   AXA in Separate Account FP......................      24,209        1,238                    9
                                                    -----------  -----------             --------

INCREASE (DECREASE) IN NET ASSETS..................   9,067,191   (2,089,071)             868,638
NET ASSETS -- BEGINNING OF PERIOD..................  13,516,656   15,605,727                   --
                                                    -----------  -----------             --------

NET ASSETS -- END OF PERIOD........................ $22,583,847  $13,516,656             $868,638
                                                    ===========  ===========             ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS II
 Issued............................................          95           66                   --
 Redeemed..........................................         (51)         (97)                  --
                                                    -----------  -----------             --------
 Net Increase (Decrease)...........................          44          (31)                  --
                                                    ===========  ===========             ========
UNIT ACTIVITY CLASS 4
 Issued............................................          --           --                    9
 Redeemed..........................................          --           --                   (1)
                                                    -----------  -----------             --------
 Net Increase (Decrease)...........................          --           --                    8
                                                    ===========  ===========             ========

                                                       AMERICAN FUNDS
                                                    INSURANCE SERIES(R)
                                                    NEW WORLD FUND(R)(B)
                                                    --------------------
                                                            2013
                                                    --------------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
 Net investment income (loss)......................       $  9,960
 Net realized gain (loss) on investments...........          5,564
 Change in unrealized appreciation (depreciation)
   of investments..................................         16,840
                                                          --------

 Net increase (decrease) in net assets from
   operations......................................         32,364
                                                          --------

CONTRACTOWNERS TRANSACTIONS:
 Contributions and Transfers:
   Payments received from contractowners...........        143,481
   Transfers between Variable Investment Options
    including guaranteed interest account, net.....        776,583
   Redemptions for contract benefits and
    terminations...................................         (2,058)
   Contract maintenance charges....................        (12,556)
                                                          --------

 Net increase (decrease) in net assets from
   contractowner transactions......................        905,450
                                                          --------

 Net increase (decrease) in amount retained by
   AXA in Separate Account FP......................              5
                                                          --------

INCREASE (DECREASE) IN NET ASSETS..................        937,819
NET ASSETS -- BEGINNING OF PERIOD..................             --
                                                          --------

NET ASSETS -- END OF PERIOD........................       $937,819
                                                          ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS II
 Issued............................................             --
 Redeemed..........................................             --
                                                          --------
 Net Increase (Decrease)...........................             --
                                                          ========
UNIT ACTIVITY CLASS 4
 Issued............................................             17
 Redeemed..........................................             (1)
                                                          --------
 Net Increase (Decrease)...........................             16
                                                          ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA AGGRESSIVE
                                                                                                      ALLOCATION*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,084,303  $    741,459
  Net realized gain (loss) on investments....................................................    6,486,174    (2,591,031)
  Change in unrealized appreciation (depreciation) of investments............................   21,294,134    17,269,235
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   30,864,611    15,419,663
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   13,505,438    15,523,664
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,438,056)  (11,359,114)
   Redemptions for contract benefits and terminations........................................   (5,242,848)   (5,895,486)
   Contract maintenance charges..............................................................   (7,405,927)   (7,615,464)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (7,581,393)   (9,346,400)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (40,000)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   23,243,218     6,073,263
NET ASSETS -- BEGINNING OF PERIOD............................................................  120,768,819   114,695,556
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $144,012,037  $120,768,819
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           39            49
  Redeemed...................................................................................          (88)         (108)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           49           (59)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           37            46
  Redeemed...................................................................................          (37)          (47)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            (1)
                                                                                              ============  ============

                                                                                                    AXA BALANCED
                                                                                                     STRATEGY*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   288,436  $   66,617
  Net realized gain (loss) on investments....................................................     181,151      (3,849)
  Change in unrealized appreciation (depreciation) of investments............................   1,125,866     467,392
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   1,595,453     530,160
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,404,913   5,061,180
   Transfers between Variable Investment Options including guaranteed interest account, net..     372,984    (308,416)
   Redemptions for contract benefits and terminations........................................    (190,156)    (78,975)
   Contract maintenance charges..............................................................  (1,312,492)   (877,159)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   5,275,249   3,796,630
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           1          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,870,703   4,326,790
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,132,163   4,805,373
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $16,002,866  $9,132,163
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          53          47
  Redeemed...................................................................................         (11)        (14)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          42          33
                                                                                              ===========  ==========

                                                                                                  AXA CONSERVATIVE
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   208,853  $   168,334
  Net realized gain (loss) on investments....................................................     975,101      524,755
  Change in unrealized appreciation (depreciation) of investments............................     318,294      907,606
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   1,502,248    1,600,695
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,205,745    3,411,373
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,293,997)     736,190
   Redemptions for contract benefits and terminations........................................  (2,068,433)  (2,568,019)
   Contract maintenance charges..............................................................  (2,858,144)  (2,802,266)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (3,014,829)  (1,222,722)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           2           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,512,579)     377,973
NET ASSETS -- BEGINNING OF PERIOD............................................................  39,025,813   38,647,840
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $37,513,234  $39,025,813
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          86           88
  Redeemed...................................................................................         (72)         (56)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          14           32
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          12           21
  Redeemed...................................................................................         (17)         (17)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (5)           4
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA CONSERVATIVE
                                                                                                 GROWTH STRATEGY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   66,412  $   24,829
  Net realized gain (loss) on investments....................................................     47,097         895
  Change in unrealized appreciation (depreciation) of investments............................    262,760     102,862
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    376,269     128,586
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,150,917   1,858,137
   Transfers between Variable Investment Options including guaranteed interest account, net..   (177,995)    446,141
   Redemptions for contract benefits and terminations........................................    (75,801)     (6,663)
   Contract maintenance charges..............................................................   (378,383)   (235,604)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    518,738   2,062,011
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (1)         --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    895,006   2,190,597
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,304,517   1,113,920
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,199,523  $3,304,517
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          8          21
  Redeemed...................................................................................         (4)         (3)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................          4          18
                                                                                              ==========  ==========

                                                                                                  AXA CONSERVATIVE
                                                                                                     STRATEGY*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   15,701  $    12,790
  Net realized gain (loss) on investments....................................................     10,191       10,229
  Change in unrealized appreciation (depreciation) of investments............................     32,633       21,605
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................     58,525       44,624
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    358,827    1,359,400
   Transfers between Variable Investment Options including guaranteed interest account, net..    114,065   (1,035,928)
   Redemptions for contract benefits and terminations........................................     (1,803)      (2,303)
   Contract maintenance charges..............................................................   (149,513)    (106,951)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................    321,576      214,218
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (1)          --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    380,100      258,842
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,129,290      870,448
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $1,509,390  $ 1,129,290
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          5           20
  Redeemed...................................................................................         (2)         (18)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................          3            2
                                                                                              ==========  ===========

                                                                                                  AXA CONSERVATIVE-
                                                                                                  PLUS ALLOCATION*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   380,179  $   170,416
  Net realized gain (loss) on investments....................................................   1,627,101      402,622
  Change in unrealized appreciation (depreciation) of investments............................   1,364,147    1,753,744
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   3,371,427    2,326,782
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,418,214    3,364,007
   Transfers between Variable Investment Options including guaranteed interest account, net..    (978,447)  (1,071,374)
   Redemptions for contract benefits and terminations........................................  (1,953,562)  (1,492,105)
   Contract maintenance charges..............................................................  (2,590,832)  (2,512,346)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (2,104,627)  (1,711,818)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (2)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,266,798      614,964
NET ASSETS -- BEGINNING OF PERIOD............................................................  34,310,547   33,695,583
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $35,577,345  $34,310,547
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          42           38
  Redeemed...................................................................................         (47)         (48)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (5)         (10)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          13           15
  Redeemed...................................................................................         (18)         (16)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (5)          (1)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     AXA GROWTH
                                                                                                      STRATEGY*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   534,314  $    92,345
  Net realized gain (loss) on investments....................................................     198,728      (13,186)
  Change in unrealized appreciation (depreciation) of investments............................   2,504,761      920,829
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   3,237,803      999,988
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   8,744,383    6,498,874
   Transfers between Variable Investment Options including guaranteed interest account, net..     134,954     (306,081)
   Redemptions for contract benefits and terminations........................................    (140,155)    (319,350)
   Contract maintenance charges..............................................................  (1,955,971)  (1,378,338)
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions......................   6,783,211    4,495,105
                                                                                              -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (1)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  10,021,013    5,495,093
NET ASSETS -- BEGINNING OF PERIOD............................................................  12,964,769    7,469,676
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $22,985,782  $12,964,769
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          56           51
  Redeemed...................................................................................          (6)         (12)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          50           39
                                                                                              ===========  ===========

                                                                                                       AXA MODERATE
                                                                                                        ALLOCATION*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   10,984,897  $    2,441,458
  Net realized gain (loss) on investments....................................................     31,680,471       5,029,669
  Change in unrealized appreciation (depreciation) of investments............................     80,678,759      75,524,282
                                                                                              --------------  --------------
  Net increase (decrease) in net assets from operations......................................    123,344,127      82,995,409
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     70,450,568      75,182,244
   Transfers between Variable Investment Options including guaranteed interest account, net..    (33,973,023)    (40,177,739)
   Redemptions for contract benefits and terminations........................................    (56,564,061)    (60,675,817)
   Contract maintenance charges..............................................................    (74,049,806)    (78,066,657)
                                                                                              --------------  --------------
  Net increase (decrease) in net assets from contractowner transactions......................    (94,136,322)   (103,737,969)
                                                                                              --------------  --------------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................        251,000              --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................     29,458,805     (20,742,560)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,027,347,977   1,048,090,537
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,056,806,782  $1,027,347,977
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            105              99
  Redeemed...................................................................................           (269)           (238)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................           (164)           (139)
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................             65              94
  Redeemed...................................................................................           (135)           (128)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................            (70)            (34)
                                                                                              ==============  ==============

                                                                                                    AXA MODERATE
                                                                                                  GROWTH STRATEGY*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,103,891  $   224,880
  Net realized gain (loss) on investments....................................................     501,352      133,951
  Change in unrealized appreciation (depreciation) of investments............................   5,145,208    1,940,349
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   6,750,451    2,299,180
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  18,146,915   15,962,454
   Transfers between Variable Investment Options including guaranteed interest account, net..     218,259     (704,098)
   Redemptions for contract benefits and terminations........................................    (363,144)    (217,420)
   Contract maintenance charges..............................................................  (4,691,132)  (3,279,795)
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions......................  13,310,898   11,761,141
                                                                                              -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         149           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  20,061,498   14,060,321
NET ASSETS -- BEGINNING OF PERIOD............................................................  34,044,667   19,984,346
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $54,106,165  $34,044,667
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         115          119
  Redeemed...................................................................................         (13)         (19)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         102          100
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   AXA MODERATE-PLUS
                                                                                                      ALLOCATION*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  7,849,982  $  2,030,261
  Net realized gain (loss) on investments....................................................    8,770,785   (11,305,869)
  Change in unrealized appreciation (depreciation) of investments............................   55,969,344    49,424,051
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   72,590,111    40,148,443
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   43,063,363    46,848,454
   Transfers between Variable Investment Options including guaranteed interest account, net..   (5,490,771)  (28,830,573)
   Redemptions for contract benefits and terminations........................................  (21,239,721)  (21,433,366)
   Contract maintenance charges..............................................................  (25,002,831)  (25,597,253)
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from contractowner transactions......................   (8,669,960)  (29,012,738)
                                                                                              ------------  ------------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................            2            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   63,920,153    11,135,705
NET ASSETS -- BEGINNING OF PERIOD............................................................  378,232,718   367,097,013
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $442,152,871  $378,232,718
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          147           138
  Redeemed...................................................................................         (240)         (277)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (93)         (139)
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          140           114
  Redeemed...................................................................................         (101)         (148)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           39           (34)
                                                                                              ============  ============

                                                                                                    AXA TACTICAL
                                                                                                    MANAGER 400*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (4,554) $    (9,904)
  Net realized gain (loss) on investments....................................................    371,220       (1,988)
  Change in unrealized appreciation (depreciation) of investments............................    291,583      372,340
                                                                                              ----------  -----------
  Net increase (decrease) in net assets from operations......................................    658,249      360,448
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    346,792      298,787
   Transfers between Variable Investment Options including guaranteed interest account, net..    467,909   (1,195,155)
   Redemptions for contract benefits and terminations........................................    (88,223)     (45,134)
   Contract maintenance charges..............................................................   (142,475)     (86,741)
                                                                                              ----------  -----------
  Net increase (decrease) in net assets from contractowner transactions......................    584,003   (1,028,243)
                                                                                              ----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         11          (19)
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,242,263     (667,814)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,749,271    2,417,085
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $2,991,534  $ 1,749,271
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................         13            8
  Redeemed...................................................................................         (9)         (17)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................          4           (9)
                                                                                              ==========  ===========

                                                                                                   AXA TACTICAL
                                                                                                   MANAGER 500*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,167  $    5,941
  Net realized gain (loss) on investments....................................................    317,330      42,193
  Change in unrealized appreciation (depreciation) of investments............................    302,245     154,841
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from operations......................................    623,742     202,975
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    308,800     322,677
   Transfers between Variable Investment Options including guaranteed interest account, net..    254,708     186,753
   Redemptions for contract benefits and terminations........................................   (126,340)    (45,525)
   Contract maintenance charges..............................................................   (111,394)    (83,295)
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from contractowner transactions......................    325,774     380,610
                                                                                              ----------  ----------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         10           4
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    949,526     583,589
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,833,018   1,249,429
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,782,544  $1,833,018
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          8           7
  Redeemed...................................................................................         (5)         (3)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................          3           4
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   AXA TACTICAL
                                                                                                   MANAGER 2000*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (3,801) $     (416)
  Net realized gain (loss) on investments....................................................    329,685       8,728
  Change in unrealized appreciation (depreciation) of investments............................    221,549     147,297
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    547,433     155,609
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    209,063     180,404
   Transfers between Variable Investment Options including guaranteed interest account, net..    195,938     129,773
   Redemptions for contract benefits and terminations........................................    (46,768)    (16,345)
   Contract maintenance charges..............................................................    (76,900)    (49,992)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    281,333     243,840
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          9           7
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    828,775     399,456
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,303,113     903,657
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,131,888  $1,303,113
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          8           4
  Redeemed...................................................................................         (6)         (2)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................          2           2
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS III
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                   AXA TACTICAL
                                                                                              MANAGER INTERNATIONAL*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (7,084) $    3,815
  Net realized gain (loss) on investments....................................................    338,394     (34,083)
  Change in unrealized appreciation (depreciation) of investments............................     33,023     284,944
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    364,333     254,676
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    224,324     195,234
   Transfers between Variable Investment Options including guaranteed interest account, net..   (581,085)      8,786
   Redemptions for contract benefits and terminations........................................   (104,346)    (17,588)
   Contract maintenance charges..............................................................   (122,214)   (111,687)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   (583,321)     74,745
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (6)          4
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (218,994)    329,425
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,835,958   1,506,533
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,616,964  $1,835,958
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          5           3
  Redeemed...................................................................................         (9)         (3)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         (4)         --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS III
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                  BLACKROCK GLOBAL
                                                                                                ALLOCATION V.I. FUND
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   73,079  $    92,652
  Net realized gain (loss) on investments....................................................    550,090     (367,772)
  Change in unrealized appreciation (depreciation) of investments............................    255,817      860,242
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................    878,986      585,122
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    749,469      182,853
   Transfers between Variable Investment Options including guaranteed interest account, net..   (460,230)  (1,469,239)
   Redemptions for contract benefits and terminations........................................   (125,695)    (196,482)
   Contract maintenance charges..............................................................    (62,368)     (62,356)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................    101,176   (1,545,224)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (2)          --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    980,160     (960,102)
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,025,585    6,985,687
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $7,005,745  $ 6,025,585
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========

UNIT ACTIVITY CLASS III
  Issued.....................................................................................         97           67
  Redeemed...................................................................................        (41)         (68)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         56           (1)
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/ALLIANCEBERNSTEIN
                                                                                                   SMALL CAP GROWTH*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (851,525) $   (476,747)
  Net realized gain (loss) on investments....................................................   27,513,395    18,477,567
  Change in unrealized appreciation (depreciation) of investments............................   35,924,976     8,166,941
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   62,586,846    26,167,761
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,220,091     9,356,050
   Transfers between Variable Investment Options including guaranteed interest account, net..   (9,038,666)  (16,753,117)
   Redemptions for contract benefits and terminations........................................  (14,854,810)  (18,581,582)
   Contract maintenance charges..............................................................   (7,701,756)   (8,193,022)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (22,375,141)  (34,171,671)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (50,002)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   40,161,703    (8,003,910)
NET ASSETS -- BEGINNING OF PERIOD............................................................  176,715,193   184,719,103
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $216,876,896  $176,715,193
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           28            54
  Redeemed...................................................................................          (72)         (157)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (44)         (103)
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................            8            10
  Redeemed...................................................................................          (29)          (34)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (21)          (24)
                                                                                              ============  ============

                                                                                                     EQ/BLACKROCK
                                                                                                  BASIC VALUE EQUITY*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,305,099  $  1,863,972
  Net realized gain (loss) on investments....................................................    5,479,759     2,412,022
  Change in unrealized appreciation (depreciation) of investments............................   50,696,208    16,967,042
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   58,481,066    21,243,036
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   13,197,107    12,304,899
   Transfers between Variable Investment Options including guaranteed interest account, net..   (3,360,208)  (19,047,322)
   Redemptions for contract benefits and terminations........................................  (11,762,003)   (9,709,104)
   Contract maintenance charges..............................................................   (8,500,928)   (8,793,314)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (10,426,032)  (25,244,841)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           (1)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   48,055,033    (4,001,805)
NET ASSETS -- BEGINNING OF PERIOD............................................................  162,211,701   166,213,506
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $210,266,734  $162,211,701
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           36            46
  Redeemed...................................................................................          (30)          (45)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................            6             1
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           45            35
  Redeemed...................................................................................          (74)         (125)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (29)          (90)
                                                                                              ============  ============

                                                                                                      EQ/BOSTON
                                                                                               ADVISORS EQUITY INCOME*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   316,193  $   270,722
  Net realized gain (loss) on investments....................................................   3,922,168      608,268
  Change in unrealized appreciation (depreciation) of investments............................     865,732    1,331,270
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   5,104,093    2,210,260
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,659,265    1,112,682
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,700,914)   2,645,408
   Redemptions for contract benefits and terminations........................................    (932,908)    (849,316)
   Contract maintenance charges..............................................................    (800,458)    (602,255)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,775,015)   2,306,519
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,329,078    4,516,779
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,503,634   11,986,855
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $19,832,712  $16,503,634
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          13           21
  Redeemed...................................................................................         (23)         (15)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (10)           6
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          22           29
  Redeemed...................................................................................         (24)         (15)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (2)          14
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/CALVERT SOCIALLY
                                                                                                   RESPONSIBLE*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    5,775  $    7,118
  Net realized gain (loss) on investments....................................................     93,655      72,033
  Change in unrealized appreciation (depreciation) of investments............................    235,072      50,022
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    334,502     129,173
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    119,015     108,332
   Transfers between Variable Investment Options including guaranteed interest account, net..    (36,123)    121,776
   Redemptions for contract benefits and terminations........................................    (74,675)    (35,491)
   Contract maintenance charges..............................................................    (61,268)    (53,869)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    (53,051)    140,748
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          2          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    281,453     269,921
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,012,209     742,288
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,293,662  $1,012,209
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --           1
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --           1
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          3           3
  Redeemed...................................................................................         (3)          2
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --           5
                                                                                              ==========  ==========

                                                                                                 EQ/CAPITAL GUARDIAN
                                                                                                      RESEARCH*
                                                                                              -------------------------
                                                                                                  2013          2012
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    965,361  $   354,150
  Net realized gain (loss) on investments....................................................    2,697,509    1,176,480
  Change in unrealized appreciation (depreciation) of investments............................   23,171,427   11,932,224
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from operations......................................   26,834,297   13,462,854
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    5,482,159    5,366,357
   Transfers between Variable Investment Options including guaranteed interest account, net..   (1,206,082)  (3,599,502)
   Redemptions for contract benefits and terminations........................................   (4,722,495)  (4,684,539)
   Contract maintenance charges..............................................................   (4,885,258)  (4,986,425)
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   (5,331,676)  (7,904,109)
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           --           --
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   21,502,621    5,558,745
NET ASSETS -- BEGINNING OF PERIOD............................................................   88,564,701   83,005,956
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $110,067,322  $88,564,701
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            9            9
  Redeemed...................................................................................           (7)          (8)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................            2            1
                                                                                              ============  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           27           23
  Redeemed...................................................................................          (56)         (75)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................          (29)         (52)
                                                                                              ============  ===========

                                                                                                  EQ/COMMON STOCK INDEX*
                                                                                              ------------------------------
                                                                                                   2013            2012
                                                                                              --------------  --------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   11,005,064  $   13,430,097
  Net realized gain (loss) on investments....................................................     22,274,372      (9,418,018)
  Change in unrealized appreciation (depreciation) of investments............................    368,480,975     181,101,662
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from operations......................................    401,760,411     185,113,741
                                                                                              --------------  --------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     78,411,453      83,739,400
   Transfers between Variable Investment Options including guaranteed interest account, net..    (45,897,004)    (47,082,931)
   Redemptions for contract benefits and terminations........................................    (80,324,342)    (79,967,361)
   Contract maintenance charges..............................................................    (89,436,574)    (92,261,881)
                                                                                              --------------  --------------

  Net increase (decrease) in net assets from contractowner transactions......................   (137,246,467)   (135,572,773)
                                                                                              --------------  --------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................       (435,998)             --
                                                                                              --------------  --------------

INCREASE (DECREASE) IN NET ASSETS............................................................    264,077,946      49,540,968
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,323,690,172   1,274,149,204
                                                                                              --------------  --------------

NET ASSETS -- END OF PERIOD.................................................................. $1,587,768,118  $1,323,690,172
                                                                                              ==============  ==============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................             55              54
  Redeemed...................................................................................           (204)           (215)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................           (149)           (161)
                                                                                              ==============  ==============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................             49              29
  Redeemed...................................................................................           (119)           (114)
                                                                                              --------------  --------------
  Net Increase (Decrease)....................................................................            (70)            (85)
                                                                                              ==============  ==============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 EQ/CORE BOND INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   472,265  $   620,141
  Net realized gain (loss) on investments....................................................     (14,986)    (160,483)
  Change in unrealized appreciation (depreciation) of investments............................  (1,476,747)   1,070,926
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  (1,019,468)   1,530,584
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,841,623    4,608,323
   Transfers between Variable Investment Options including guaranteed interest account, net..    (569,357)    (607,503)
   Redemptions for contract benefits and terminations........................................  (2,030,353)  (1,759,346)
   Contract maintenance charges..............................................................  (2,881,445)  (2,938,895)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................    (639,532)    (697,421)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,659,000)     833,163
NET ASSETS -- BEGINNING OF PERIOD............................................................  55,012,989   54,179,826
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $53,353,989  $55,012,989
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          38           33
  Redeemed...................................................................................         (57)         (43)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (19)         (10)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          31           24
  Redeemed...................................................................................         (15)         (18)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          16            6
                                                                                              ===========  ===========

                                                                                                 EQ/EQUITY 500 INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  6,902,703  $  7,079,836
  Net realized gain (loss) on investments....................................................   18,077,802     7,894,752
  Change in unrealized appreciation (depreciation) of investments............................  144,272,602    57,323,701
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  169,253,107    72,298,289
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   31,242,000    30,207,570
   Transfers between Variable Investment Options including guaranteed interest account, net..      138,635    13,065,474
   Redemptions for contract benefits and terminations........................................  (31,007,599)  (29,207,567)
   Contract maintenance charges..............................................................  (29,045,302)  (28,751,030)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (28,672,266)  (14,685,553)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (120,000)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  140,460,841    57,612,736
NET ASSETS -- BEGINNING OF PERIOD............................................................  555,832,865   498,220,129
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $696,293,706  $555,832,865
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          114           198
  Redeemed...................................................................................         (173)         (213)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (59)          (15)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          146           151
  Redeemed...................................................................................         (107)         (151)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           39            --
                                                                                              ============  ============

                                                                                                   EQ/EQUITY GROWTH
                                                                                                         PLUS*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    141,218  $    246,468
  Net realized gain (loss) on investments....................................................    1,631,426     1,289,541
  Change in unrealized appreciation (depreciation) of investments............................   26,912,977    11,375,612
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................   28,685,621    12,911,621
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,589,745     7,061,364
   Transfers between Variable Investment Options including guaranteed interest account, net..   (6,206,440)  (10,096,829)
   Redemptions for contract benefits and terminations........................................   (5,214,148)   (7,343,901)
   Contract maintenance charges..............................................................   (5,116,173)   (5,590,873)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (9,947,016)  (15,970,239)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   18,738,605    (3,058,618)
NET ASSETS -- BEGINNING OF PERIOD............................................................   94,292,770    97,351,388
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $113,031,375  $ 94,292,770
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            5             8
  Redeemed...................................................................................          (18)          (26)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (13)          (18)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           16            31
  Redeemed...................................................................................          (54)         (110)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (38)          (79)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/GAMCO MERGERS AND
                                                                                                    ACQUISITIONS*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    13,648  $   (42,405)
  Net realized gain (loss) on investments....................................................     819,328      415,746
  Change in unrealized appreciation (depreciation) of investments............................     413,225      208,976
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   1,246,201      582,317
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,109,185    1,102,692
   Transfers between Variable Investment Options including guaranteed interest account, net..    (214,923)    (627,439)
   Redemptions for contract benefits and terminations........................................  (1,168,488)    (938,144)
   Contract maintenance charges..............................................................    (491,950)    (496,123)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................    (766,176)    (959,014)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           2           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     480,027     (376,697)

NET ASSETS -- BEGINNING OF PERIOD............................................................  12,014,647   12,391,344
                                                                                              -----------  -----------
NET ASSETS -- END OF PERIOD.................................................................. $12,494,674  $12,014,647
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           9            8
  Redeemed...................................................................................          (2)          (8)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................           7           --
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          17           25
  Redeemed...................................................................................         (27)         (30)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (10)          (5)
                                                                                              ===========  ===========

                                                                                                EQ/GAMCO SMALL COMPANY
                                                                                                        VALUE*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $     (5,972) $    944,963
  Net realized gain (loss) on investments....................................................   12,550,601     6,870,150
  Change in unrealized appreciation (depreciation) of investments............................   29,451,558     7,969,546
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   41,996,187    15,784,659
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   11,277,181     8,905,284
   Transfers between Variable Investment Options including guaranteed interest account, net..    6,685,696      (743,255)
   Redemptions for contract benefits and terminations........................................   (5,716,261)   (4,535,834)
   Contract maintenance charges..............................................................   (5,056,087)   (4,376,133)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................    7,190,529      (749,938)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           --            --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   49,186,716    15,034,721

NET ASSETS -- BEGINNING OF PERIOD............................................................  104,853,438    89,818,717
                                                                                              ------------  ------------
NET ASSETS -- END OF PERIOD.................................................................. $154,040,154  $104,853,438
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           54            30
  Redeemed...................................................................................          (23)          (44)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           31           (14)
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           99            90
  Redeemed...................................................................................          (72)          (93)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           27            (3)
                                                                                              ============  ============

                                                                                                EQ/GLOBAL BOND PLUS*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (62,036) $   264,549
  Net realized gain (loss) on investments....................................................     540,108      979,195
  Change in unrealized appreciation (depreciation) of investments............................  (1,111,515)    (452,965)
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................    (633,443)     790,779
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,805,025    1,937,392
   Transfers between Variable Investment Options including guaranteed interest account, net..    (762,637)    (931,884)
   Redemptions for contract benefits and terminations........................................  (1,483,599)    (991,433)
   Contract maintenance charges..............................................................  (1,144,502)  (1,253,572)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,585,713)  (1,239,497)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           1           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (2,219,155)    (448,718)

NET ASSETS -- BEGINNING OF PERIOD............................................................  23,177,876   23,626,594
                                                                                              -----------  -----------
NET ASSETS -- END OF PERIOD.................................................................. $20,958,721  $23,177,876
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          28           24
  Redeemed...................................................................................         (38)         (27)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (10)          (3)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          11            9
  Redeemed...................................................................................          (8)          (9)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................           3           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/GLOBAL MULTI-SECTOR
                                                                                                        EQUITY*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    686,456  $  1,531,466
  Net realized gain (loss) on investments....................................................      209,910    (9,888,260)
  Change in unrealized appreciation (depreciation) of investments............................   27,801,662    33,174,562
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   28,698,028    24,817,768
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   10,660,660    10,926,489
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,183,377)  (19,413,624)
   Redemptions for contract benefits and terminations........................................  (10,491,400)  (20,293,615)
   Contract maintenance charges..............................................................   (7,856,403)   (8,621,697)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (15,870,520)  (37,402,447)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (50,001)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   12,777,507   (12,584,679)
NET ASSETS -- BEGINNING OF PERIOD............................................................  152,671,755   165,256,434
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $165,449,262  $152,671,755
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           44            36
  Redeemed...................................................................................          (13)          (44)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           31            (8)
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           19           142
  Redeemed...................................................................................          (82)         (302)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (63)         (160)
                                                                                              ============  ============

                                                                                                   EQ/INTERMEDIATE
                                                                                                   GOVERNMENT BOND*
                                                                                              -------------------------
                                                                                                  2013         2012
                                                                                              -----------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (132,067) $   (140,205)
  Net realized gain (loss) on investments....................................................     598,071     1,137,245
  Change in unrealized appreciation (depreciation) of investments............................  (2,289,129)     (404,177)
                                                                                              -----------  ------------
  Net increase (decrease) in net assets from operations......................................  (1,823,125)      592,863
                                                                                              -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   8,490,969     6,522,945
   Transfers between Variable Investment Options including guaranteed interest account, net..      48,910    (1,145,872)
   Redemptions for contract benefits and terminations........................................  (7,282,130)   (5,342,941)
   Contract maintenance charges..............................................................  (5,499,901)   (6,231,582)
                                                                                              -----------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (4,242,152)   (6,197,450)
                                                                                              -----------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      34,997            --
                                                                                              -----------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (6,030,280)   (5,604,587)
NET ASSETS -- BEGINNING OF PERIOD............................................................  95,159,297   100,763,884
                                                                                              -----------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $89,129,017  $ 95,159,297
                                                                                              ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          79            76
  Redeemed...................................................................................         (97)          (76)
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................         (18)           --
                                                                                              ===========  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          11            11
  Redeemed...................................................................................         (15)          (17)
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................          (4)           (6)
                                                                                              ===========  ============

                                                                                                EQ/INTERNATIONAL CORE
                                                                                                        PLUS*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   177,709  $   344,678
  Net realized gain (loss) on investments....................................................     418,476      343,068
  Change in unrealized appreciation (depreciation) of investments............................   4,306,905    3,581,802
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   4,903,090    4,269,548
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,080,375    2,122,346
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,803,317)    (958,890)
   Redemptions for contract benefits and terminations........................................  (1,305,126)  (1,025,759)
   Contract maintenance charges..............................................................  (1,176,687)  (1,242,909)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (3,204,755)  (1,105,212)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (32,750)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,665,585    3,164,336
NET ASSETS -- BEGINNING OF PERIOD............................................................  30,022,061   26,857,725
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $31,687,646  $30,022,061
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           2            3
  Redeemed...................................................................................          (6)          (4)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (4)          (1)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          16           30
  Redeemed...................................................................................         (33)         (10)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (17)          20
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                EQ/INTERNATIONAL EQUITY
                                                                                                        INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,653,258  $  7,548,428
  Net realized gain (loss) on investments....................................................     (748,985)  (11,038,264)
  Change in unrealized appreciation (depreciation) of investments............................   57,990,647    49,408,992
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   62,894,920    45,919,156
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   21,832,238    22,902,775
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,046,568)  (21,529,812)
   Redemptions for contract benefits and terminations........................................  (20,630,448)  (27,396,525)
   Contract maintenance charges..............................................................  (20,576,215)  (21,996,051)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (27,420,993)  (48,019,613)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (198,999)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   35,274,928    (2,100,457)
NET ASSETS -- BEGINNING OF PERIOD............................................................  317,664,236   319,764,693
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $352,939,164  $317,664,236
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           37            59
  Redeemed...................................................................................         (189)         (372)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (152)         (313)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           28            29
  Redeemed...................................................................................          (38)          (51)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (10)          (22)
                                                                                              ============  ============

                                                                                                EQ/INTERNATIONAL VALUE
                                                                                                         PLUS*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    715,381  $  1,230,683
  Net realized gain (loss) on investments....................................................   (1,116,728)   (4,286,418)
  Change in unrealized appreciation (depreciation) of investments............................   16,787,439    17,505,644
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   16,386,092    14,449,909
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,736,181     7,776,536
   Transfers between Variable Investment Options including guaranteed interest account, net..   (2,558,907)   (5,533,792)
   Redemptions for contract benefits and terminations........................................   (5,814,648)  (12,557,731)
   Contract maintenance charges..............................................................   (5,042,503)   (5,437,643)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (6,679,877)  (15,752,630)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (59,998)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................    9,646,217    (1,302,721)
NET ASSETS -- BEGINNING OF PERIOD............................................................   90,700,195    92,002,916
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $100,346,412  $ 90,700,195
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           14            33
  Redeemed...................................................................................          (17)          (31)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           (3)            2
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           41            59
  Redeemed...................................................................................          (73)         (162)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (32)         (103)
                                                                                              ============  ============

                                                                                                     EQ/INVESCO
                                                                                                     COMSTOCK*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   362,134  $   56,112
  Net realized gain (loss) on investments....................................................     691,314     237,997
  Change in unrealized appreciation (depreciation) of investments............................   1,227,216     639,497
                                                                                              -----------  ----------
  Net increase (decrease) in net assets from operations......................................   2,280,664     933,606
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     852,590     429,694
   Transfers between Variable Investment Options including guaranteed interest account, net..   2,614,188    (336,348)
   Redemptions for contract benefits and terminations........................................    (897,380)   (327,228)
   Contract maintenance charges..............................................................    (364,300)   (269,279)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   2,205,098    (503,161)
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (2)         --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,485,760     430,445
NET ASSETS -- BEGINNING OF PERIOD............................................................   5,849,146   5,418,701
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $10,334,906  $5,849,146
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          21           4
  Redeemed...................................................................................         (13)         (6)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................           8          (2)
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          14           4
  Redeemed...................................................................................          (6)         (6)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................           8          (2)
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                  EQ/JPMORGAN VALUE
                                                                                                   OPPORTUNITIES*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   404,653  $   108,182
  Net realized gain (loss) on investments....................................................     489,264     (370,358)
  Change in unrealized appreciation (depreciation) of investments............................   6,760,466    3,552,213
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   7,654,383    3,290,037
                                                                                              -----------  -----------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,670,460    1,828,976
   Transfers between Variable Investment Options including guaranteed interest account, net..     562,390   (2,190,209)
   Redemptions for contract benefits and terminations........................................  (1,929,506)  (1,594,478)
   Contract maintenance charges..............................................................  (1,379,897)  (1,391,300)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,076,553)  (3,347,011)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (1)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,577,829      (56,974)
NET ASSETS -- BEGINNING OF PERIOD............................................................  22,363,646   22,420,620
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $28,941,475  $22,363,646
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           8            4
  Redeemed...................................................................................          (5)          (4)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................           3           --
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          14           10
  Redeemed...................................................................................         (19)         (29)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (5)         (19)
                                                                                              ===========  ===========

                                                                                               EQ/LARGE CAP CORE PLUS*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    44,301  $    93,057
  Net realized gain (loss) on investments....................................................     764,841      703,205
  Change in unrealized appreciation (depreciation) of investments............................   2,993,249      395,979
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   3,802,391    1,192,241
                                                                                              -----------  -----------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     993,707    1,519,496
   Transfers between Variable Investment Options including guaranteed interest account, net..   2,658,845    2,060,402
   Redemptions for contract benefits and terminations........................................    (368,212)    (332,309)
   Contract maintenance charges..............................................................    (649,425)    (534,966)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   2,634,915    2,712,623
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (53,499)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,383,807    3,904,864
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,305,803    7,400,939
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $17,689,610  $11,305,803
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           1            2
  Redeemed...................................................................................          (1)          (1)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --            1
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          29           37
  Redeemed...................................................................................         (10)         (13)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          19           24
                                                                                              ===========  ===========

                                                                                                  EQ/LARGE CAP GROWTH
                                                                                                        INDEX*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    569,174  $    802,033
  Net realized gain (loss) on investments....................................................   11,840,649     4,179,506
  Change in unrealized appreciation (depreciation) of investments............................   19,585,628     9,110,090
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   31,995,451    14,091,629
                                                                                              ------------  ------------
CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,762,628     7,003,976
   Transfers between Variable Investment Options including guaranteed interest account, net..   (2,958,510)   (2,745,941)
   Redemptions for contract benefits and terminations........................................   (7,607,750)   (5,358,044)
   Contract maintenance charges..............................................................   (5,757,955)   (6,064,416)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (9,561,587)   (7,164,425)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           (1)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   22,433,863     6,927,204
NET ASSETS -- BEGINNING OF PERIOD............................................................  106,301,580    99,374,376
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $128,735,443  $106,301,580
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           11            13
  Redeemed...................................................................................          (11)           (8)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --             5
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           84            86
  Redeemed...................................................................................         (167)         (159)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (83)          (73)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               EQ/LARGE CAP GROWTH PLUS*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (433,630) $     75,565
  Net realized gain (loss) on investments....................................................    6,187,543     3,909,353
  Change in unrealized appreciation (depreciation) of investments............................   33,612,179    11,046,690
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   39,366,092    15,031,608
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    8,448,015     9,762,522
   Transfers between Variable Investment Options including guaranteed interest account, net..   (4,165,462)   (5,210,974)
   Redemptions for contract benefits and terminations........................................   (8,567,673)   (7,949,077)
   Contract maintenance charges..............................................................   (7,730,662)   (8,069,849)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (12,015,782)  (11,467,378)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (50,000)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   27,300,310     3,564,230
NET ASSETS -- BEGINNING OF PERIOD............................................................  119,225,522   115,661,292
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $146,525,832  $119,225,522
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            7             3
  Redeemed...................................................................................           (7)           (6)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            (3)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           20            21
  Redeemed...................................................................................          (76)          (85)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (56)          (64)
                                                                                              ============  ============

                                                                                                 EQ/LARGE CAP VALUE
                                                                                                       INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   165,834  $   176,233
  Net realized gain (loss) on investments....................................................     683,906      410,578
  Change in unrealized appreciation (depreciation) of investments............................   2,713,362    1,040,950
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   3,563,102    1,627,761
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,184,344      968,594
   Transfers between Variable Investment Options including guaranteed interest account, net..     330,863     (576,462)
   Redemptions for contract benefits and terminations........................................    (506,401)    (211,687)
   Contract maintenance charges..............................................................    (552,317)    (499,790)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................     456,489     (319,345)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (3)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,019,588    1,308,416
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,192,769    9,884,353
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,212,357  $11,192,769
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          21           28
  Redeemed...................................................................................         (24)         (34)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (3)          (6)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          16           12
  Redeemed...................................................................................          (8)         (12)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................           8           --
                                                                                              ===========  ===========

                                                                                                  EQ/LARGE CAP VALUE
                                                                                                         PLUS*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,002,757  $  3,426,243
  Net realized gain (loss) on investments....................................................   (5,875,851)  (15,756,610)
  Change in unrealized appreciation (depreciation) of investments............................  101,188,980    58,009,894
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   97,315,886    45,679,527
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   23,805,391    26,284,775
   Transfers between Variable Investment Options including guaranteed interest account, net..  (15,724,391)  (20,137,579)
   Redemptions for contract benefits and terminations........................................  (20,656,525)  (18,438,732)
   Contract maintenance charges..............................................................  (23,144,818)  (24,585,027)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (35,720,343)  (36,876,563)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (209,999)       40,134
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   61,385,544     8,843,098
NET ASSETS -- BEGINNING OF PERIOD............................................................  320,740,348   311,897,250
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $382,125,892  $320,740,348
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           21            20
  Redeemed...................................................................................         (181)         (226)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................         (160)         (206)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           12            11
  Redeemed...................................................................................          (73)          (87)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (61)          (76)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/LORD ABBETT LARGE
                                                                                                      CAP CORE*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   205,978  $    85,637
  Net realized gain (loss) on investments....................................................   2,457,110    1,131,925
  Change in unrealized appreciation (depreciation) of investments............................     338,713    1,063,358
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   3,001,801    2,280,920
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     891,662    1,052,222
   Transfers between Variable Investment Options including guaranteed interest account, net..    (893,893)  (6,813,231)
   Redemptions for contract benefits and terminations........................................    (568,892)  (1,270,565)
   Contract maintenance charges..............................................................    (497,939)    (564,758)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,069,062)  (7,596,332)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (3)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,932,736   (5,315,412)
NET ASSETS -- BEGINNING OF PERIOD............................................................  10,627,158   15,942,570
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $12,559,894  $10,627,158
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          17           13
  Redeemed...................................................................................         (18)         (17)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (1)          (4)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           3            6
  Redeemed...................................................................................          (5)         (12)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (2)          (6)
                                                                                              ===========  ===========

                                                                                                EQ/MFS INTERNATIONAL
                                                                                                       GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   224,120  $   198,403
  Net realized gain (loss) on investments....................................................   1,746,807      854,851
  Change in unrealized appreciation (depreciation) of investments............................   2,512,325    4,241,687
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   4,483,252    5,294,941
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,686,906    2,334,872
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,190,373    1,334,434
   Redemptions for contract benefits and terminations........................................    (880,020)  (1,282,351)
   Contract maintenance charges..............................................................  (1,400,502)  (1,315,457)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,596,757    1,071,498
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,080,009    6,366,439
NET ASSETS -- BEGINNING OF PERIOD............................................................  33,108,643   26,742,204
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $39,188,652  $33,108,643
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          50           57
  Redeemed...................................................................................         (43)         (50)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................           7            7
                                                                                              ===========  ===========

                                                                                                  EQ/MID CAP INDEX*
                                                                                              -------------------------
                                                                                                  2013          2012
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    407,302  $   509,098
  Net realized gain (loss) on investments....................................................    1,390,511   (1,788,798)
  Change in unrealized appreciation (depreciation) of investments............................   25,856,773   14,648,907
                                                                                              ------------  -----------
  Net increase (decrease) in net assets from operations......................................   27,654,586   13,369,207
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    6,862,273    6,792,504
   Transfers between Variable Investment Options including guaranteed interest account, net..    1,442,622   (6,580,770)
   Redemptions for contract benefits and terminations........................................   (5,502,498)  (4,909,499)
   Contract maintenance charges..............................................................   (4,781,835)  (4,829,106)
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   (1,979,438)  (9,526,871)
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (75,000)          --
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   25,600,148    3,842,336
NET ASSETS -- BEGINNING OF PERIOD............................................................   87,281,136   83,438,800
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $112,881,284  $87,281,136
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           23           16
  Redeemed...................................................................................          (18)         (16)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................            5           --
                                                                                              ============  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................           57           27
  Redeemed...................................................................................          (61)         (86)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           (4)         (59)
                                                                                              ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                EQ/MID CAP VALUE PLUS*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    166,730  $  1,399,763
  Net realized gain (loss) on investments....................................................    7,887,257     4,139,054
  Change in unrealized appreciation (depreciation) of investments............................   49,132,156    24,638,885
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   57,186,143    30,177,702
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   12,620,281    13,899,427
   Transfers between Variable Investment Options including guaranteed interest account, net..   (9,909,432)  (12,619,335)
   Redemptions for contract benefits and terminations........................................  (13,375,023)  (11,208,997)
   Contract maintenance charges..............................................................  (10,740,370)  (11,267,004)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (21,404,544)  (21,195,909)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (100,000)       10,139
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   35,681,599     8,991,932
NET ASSETS -- BEGINNING OF PERIOD............................................................  183,820,989   174,829,057
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $219,502,588  $183,820,989
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           23            27
  Redeemed...................................................................................         (107)         (138)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (84)         (111)
                                                                                              ============  ============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................            4             4
  Redeemed...................................................................................           (4)           (4)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                                  EQ/MONEY MARKET*(A)
                                                                                              ---------------------------
                                                                                                  2013           2012
                                                                                              ------------  -------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (778,732) $    (848,924)
  Net realized gain (loss) on investments....................................................       (2,921)        (3,950)
  Change in unrealized appreciation (depreciation) of investments............................        4,387          5,772
                                                                                              ------------  -------------
  Net increase (decrease) in net assets from operations......................................     (777,266)      (847,102)
                                                                                              ------------  -------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   91,610,181     88,654,971
   Transfers between Variable Investment Options including guaranteed interest account, net..  (18,939,379)    38,526,271
   Redemptions for contract benefits and terminations........................................  (80,992,865)  (126,689,730)
   Contract maintenance charges..............................................................  (21,251,350)   (21,900,647)
                                                                                              ------------  -------------

  Net increase (decrease) in net assets from contractowner transactions......................  (29,573,413)   (21,409,135)
                                                                                              ------------  -------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (60,001)         9,502
                                                                                              ------------  -------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (30,410,680)   (22,246,735)
NET ASSETS -- BEGINNING OF PERIOD............................................................  214,460,474    236,707,209
                                                                                              ------------  -------------

NET ASSETS -- END OF PERIOD.................................................................. $184,049,794  $ 214,460,474
                                                                                              ============  =============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        1,974          1,809
  Redeemed...................................................................................       (1,719)        (2,109)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................          255           (300)
                                                                                              ============  =============
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          570            649
  Redeemed...................................................................................         (688)          (617)
                                                                                              ------------  -------------
  Net Increase (Decrease)....................................................................         (118)            32
                                                                                              ============  =============

                                                                                                     EQ/MONTAG &
                                                                                                  CALDWELL GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   100,178  $   131,650
  Net realized gain (loss) on investments....................................................   6,212,002    1,955,476
  Change in unrealized appreciation (depreciation) of investments............................    (197,149)     955,292
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   6,115,031    3,042,418
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,441,692    1,373,195
   Transfers between Variable Investment Options including guaranteed interest account, net..  (6,870,874)  (2,082,961)
   Redemptions for contract benefits and terminations........................................    (899,583)  (1,101,826)
   Contract maintenance charges..............................................................    (790,691)    (834,526)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (7,119,456)  (2,646,118)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (1)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,004,426)     396,300
NET ASSETS -- BEGINNING OF PERIOD............................................................  25,363,574   24,967,274
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $24,359,148  $25,363,574
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          12           34
  Redeemed...................................................................................         (64)         (50)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (52)         (16)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          11           15
  Redeemed...................................................................................         (10)         (17)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................           1           (2)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/MORGAN STANLEY MID
                                                                                                     CAP GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (167,175) $    30,890
  Net realized gain (loss) on investments....................................................   6,566,886    4,126,009
  Change in unrealized appreciation (depreciation) of investments............................  10,331,504     (110,046)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  16,731,215    4,046,853
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,704,448    4,943,782
   Transfers between Variable Investment Options including guaranteed interest account, net..  (9,248,379)  (7,246,350)
   Redemptions for contract benefits and terminations........................................  (2,698,013)  (2,387,881)
   Contract maintenance charges..............................................................  (2,237,134)  (2,498,216)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (9,479,078)  (7,188,665)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           1           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,252,138   (3,141,812)
NET ASSETS -- BEGINNING OF PERIOD............................................................  48,229,666   51,371,478
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $55,481,804  $48,229,666
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          25           44
  Redeemed...................................................................................         (89)         (99)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (64)         (55)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          14           22
  Redeemed...................................................................................         (19)         (32)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (5)         (10)
                                                                                              ===========  ===========

                                                                                                   EQ/PIMCO ULTRA
                                                                                                     SHORT BOND*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   162,884  $   107,774
  Net realized gain (loss) on investments....................................................     (33,134)      47,949
  Change in unrealized appreciation (depreciation) of investments............................    (231,250)     340,698
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................    (101,500)     496,421
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,926,163    4,087,771
   Transfers between Variable Investment Options including guaranteed interest account, net..  (3,754,452)   1,023,752
   Redemptions for contract benefits and terminations........................................  (1,873,048)  (3,276,189)
   Contract maintenance charges..............................................................  (2,650,596)  (2,948,924)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (4,351,933)  (1,113,590)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (4,453,433)    (617,169)
NET ASSETS -- BEGINNING OF PERIOD............................................................  43,331,521   43,948,690
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $38,878,088  $43,331,521
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          35           55
  Redeemed...................................................................................         (72)         (69)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (37)         (14)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          42           33
  Redeemed...................................................................................         (46)         (28)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (4)           5
                                                                                              ===========  ===========

                                                                                                EQ/QUALITY BOND PLUS*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (73,042) $   107,721
  Net realized gain (loss) on investments....................................................  (1,534,088)  (1,216,917)
  Change in unrealized appreciation (depreciation) of investments............................    (338,307)   2,801,353
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  (1,945,437)   1,692,157
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   7,531,169    6,554,276
   Transfers between Variable Investment Options including guaranteed interest account, net..  (3,029,548)  (2,733,359)
   Redemptions for contract benefits and terminations........................................  (4,931,820)  (4,396,857)
   Contract maintenance charges..............................................................  (5,938,644)  (5,934,604)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (6,368,843)  (6,510,544)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................    (125,001)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (8,439,281)  (4,818,387)
NET ASSETS -- BEGINNING OF PERIOD............................................................  75,143,634   79,962,021
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $66,704,353  $75,143,634
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          34           36
  Redeemed...................................................................................         (52)         (47)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (18)         (11)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          12           11
  Redeemed...................................................................................         (22)         (20)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (10)          (9)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  EQ/SMALL COMPANY
                                                                                                       INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   430,693  $   630,502
  Net realized gain (loss) on investments....................................................   6,587,539    2,034,359
  Change in unrealized appreciation (depreciation) of investments............................  12,663,256    5,076,273
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  19,681,488    7,741,134
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,673,465    3,650,427
   Transfers between Variable Investment Options including guaranteed interest account, net..     126,712   (3,151,293)
   Redemptions for contract benefits and terminations........................................  (3,302,205)  (5,557,720)
   Contract maintenance charges..............................................................  (2,372,334)  (2,332,371)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,874,362)  (7,390,957)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (79,999)      21,999
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  17,727,127      372,176
NET ASSETS -- BEGINNING OF PERIOD............................................................  53,943,908   53,571,732
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $71,671,035  $53,943,908
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          26           38
  Redeemed...................................................................................         (32)         (71)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (6)         (33)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          17           18
  Redeemed...................................................................................          (8)         (10)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................           9            8
                                                                                              ===========  ===========

                                                                                               EQ/T. ROWE PRICE GROWTH
                                                                                                       STOCK*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (198,526) $  (177,485)
  Net realized gain (loss) on investments....................................................   3,602,294    2,519,598
  Change in unrealized appreciation (depreciation) of investments............................  12,183,412    3,911,574
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  15,587,180    6,253,687
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,174,192    3,316,079
   Transfers between Variable Investment Options including guaranteed interest account, net..    (686,141)   4,318,199
   Redemptions for contract benefits and terminations........................................  (3,917,219)  (2,074,731)
   Contract maintenance charges..............................................................  (2,392,491)  (2,198,995)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (2,821,659)   3,360,552
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (1)       1,068
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  12,765,520    9,615,307
NET ASSETS -- BEGINNING OF PERIOD............................................................  43,226,098   33,610,791
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $55,991,618  $43,226,098
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          18            9
  Redeemed...................................................................................          (4)          (4)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          14            5
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          62          106
  Redeemed...................................................................................         (88)         (78)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (26)          28
                                                                                              ===========  ===========

                                                                                                  EQ/UBS GROWTH &
                                                                                                      INCOME*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   56,477  $   30,663
  Net realized gain (loss) on investments....................................................    277,099     100,596
  Change in unrealized appreciation (depreciation) of investments............................  1,771,776     467,898
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  2,105,352     599,157
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    587,045     449,518
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,125,514     188,186
   Redemptions for contract benefits and terminations........................................   (247,254)   (196,648)
   Contract maintenance charges..............................................................   (262,217)   (259,743)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,203,088     181,313
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (1)         --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,308,439     780,470
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,681,741   4,901,271
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,990,180  $5,681,741
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         20          16
  Redeemed...................................................................................        (10)        (14)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         10           2
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                    EQ/WELLS FARGO
                                                                                                    OMEGA GROWTH*
                                                                                              -------------------------
                                                                                                  2013         2012
                                                                                              -----------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (244,530) $   (187,514)
  Net realized gain (loss) on investments....................................................  24,249,800     6,030,477
  Change in unrealized appreciation (depreciation) of investments............................   1,570,255     6,555,318
                                                                                              -----------  ------------

  Net increase (decrease) in net assets from operations......................................  25,575,525    12,398,281
                                                                                              -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,824,434     4,436,171
   Transfers between Variable Investment Options including guaranteed interest account, net..   7,763,933    (6,417,926)
   Redemptions for contract benefits and terminations........................................  (3,788,528)   (8,489,179)
   Contract maintenance charges..............................................................  (2,390,489)   (2,087,173)
                                                                                              -----------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   7,409,350   (12,558,107)
                                                                                              -----------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --            --
                                                                                              -----------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  32,984,875      (159,826)

NET ASSETS -- BEGINNING OF PERIOD............................................................  63,533,344    63,693,170
                                                                                              -----------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $96,518,219  $ 63,533,344
                                                                                              ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          36            44
  Redeemed...................................................................................         (17)          (33)
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................          19            11
                                                                                              ===========  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................         125           165
  Redeemed...................................................................................         (85)         (254)
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................          40           (89)
                                                                                              ===========  ============
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          --            --
  Redeemed...................................................................................          --            --
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................          --            --
                                                                                              ===========  ============

                                                                                               FIDELITY(R) VIP ASSET
                                                                                                  MANAGER: GROWTH
                                                                                                     PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,781  $   17,183
  Net realized gain (loss) on investments....................................................     69,135      (1,593)
  Change in unrealized appreciation (depreciation) of investments............................    182,587     187,502
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    260,503     203,092
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     73,170      77,851
   Transfers between Variable Investment Options including guaranteed interest account, net..     82,278      (8,987)
   Redemptions for contract benefits and terminations........................................   (518,367)    (25,305)
   Contract maintenance charges..............................................................    (37,615)    (51,503)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   (400,534)     (7,944)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (140,031)    195,148

NET ASSETS -- BEGINNING OF PERIOD............................................................  1,460,656   1,265,508
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,320,625  $1,460,656
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          5           7
  Redeemed...................................................................................         (5)         (5)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --           2
                                                                                              ==========  ==========

                                                                                                   FIDELITY(R) VIP
                                                                                                    CONTRAFUND(R)
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   416,402  $   323,247
  Net realized gain (loss) on investments....................................................   2,745,773    1,339,314
  Change in unrealized appreciation (depreciation) of investments............................   8,670,287    3,207,044
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  11,832,462    4,869,605
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,293,987    2,771,857
   Transfers between Variable Investment Options including guaranteed interest account, net..  24,365,197     (603,601)
   Redemptions for contract benefits and terminations........................................  (2,928,907)  (1,505,422)
   Contract maintenance charges..............................................................  (1,094,136)    (913,662)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  23,636,141     (250,828)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           2           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  35,468,605    4,618,777

NET ASSETS -- BEGINNING OF PERIOD............................................................  35,459,823   30,841,046
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $70,928,428  $35,459,823
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         318          136
  Redeemed...................................................................................        (123)         (82)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         195           54
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 FIDELITY(R) VIP
                                                                                                  EQUITY-INCOME
                                                                                                    PORTFOLIO
                                                                                              ---------------------
                                                                                                 2013        2012
                                                                                              ----------  ---------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   30,332  $  28,487
  Net realized gain (loss) on investments....................................................    154,521    118,502
  Change in unrealized appreciation (depreciation) of investments............................    128,638     25,558
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from operations......................................    313,491    172,547
                                                                                              ----------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    145,756    103,843
   Transfers between Variable Investment Options including guaranteed interest account, net..     49,591     27,964
   Redemptions for contract benefits and terminations........................................    (68,176)  (201,645)
   Contract maintenance charges..............................................................    (47,606)   (35,602)
                                                                                              ----------  ---------

  Net increase (decrease) in net assets from contractowner transactions......................     79,565   (105,440)
                                                                                              ----------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          1         --
                                                                                              ----------  ---------

INCREASE (DECREASE) IN NET ASSETS............................................................    393,057     67,107
NET ASSETS -- BEGINNING OF PERIOD............................................................    984,609    917,502
                                                                                              ----------  ---------

NET ASSETS -- END OF PERIOD.................................................................. $1,377,666  $ 984,609
                                                                                              ==========  =========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         12          9
  Redeemed...................................................................................         (7)        (5)
                                                                                              ----------  ---------
  Net Increase (Decrease)....................................................................          5          4
                                                                                              ==========  =========

                                                                                              FIDELITY(R) VIP GROWTH &
                                                                                                 INCOME PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013         2012
                                                                                              ----------   ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   74,397   $   56,807
  Net realized gain (loss) on investments....................................................    311,974      171,286
  Change in unrealized appreciation (depreciation) of investments............................    870,211      146,656
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from operations......................................  1,256,582      374,749
                                                                                              ----------   ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    703,303      323,699
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,220,432    1,225,864
   Redemptions for contract benefits and terminations........................................   (293,210)    (142,883)
   Contract maintenance charges..............................................................   (225,026)    (121,527)
                                                                                              ----------   ----------

  Net increase (decrease) in net assets from contractowner transactions......................  1,405,499    1,285,153
                                                                                              ----------   ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          2          998
                                                                                              ----------   ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,662,083    1,660,900
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,223,879    1,562,979
                                                                                              ----------   ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,885,962   $3,223,879
                                                                                              ==========   ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         29           29
  Redeemed...................................................................................        (11)         (14)
                                                                                              ----------   ----------
  Net Increase (Decrease)....................................................................         18           15
                                                                                              ==========   ==========

                                                                                                FIDELITY(R) VIP HIGH
                                                                                                  INCOME PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   641,009  $   794,908
  Net realized gain (loss) on investments....................................................     277,000       53,456
  Change in unrealized appreciation (depreciation) of investments............................    (291,864)     628,768
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................     626,145    1,477,132
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     355,016      278,747
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,809,443)   3,458,325
   Redemptions for contract benefits and terminations........................................  (1,615,720)  (1,379,054)
   Contract maintenance charges..............................................................    (104,069)    (135,830)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (3,174,216)   2,222,188
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (3)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (2,548,074)   3,699,320
NET ASSETS -- BEGINNING OF PERIOD............................................................  13,378,864    9,679,544
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $10,830,790  $13,378,864
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          40           60
  Redeemed...................................................................................         (49)         (33)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (9)          27
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              FIDELITY(R) VIP INVESTMENT
                                                                                                GRADE BOND PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013          2012
                                                                                              -----------   -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   335,932   $   491,744
  Net realized gain (loss) on investments....................................................  (1,119,843)      680,847
  Change in unrealized appreciation (depreciation) of investments............................     337,906      (444,465)
                                                                                              -----------   -----------

  Net increase (decrease) in net assets from operations......................................    (446,005)      728,126
                                                                                              -----------   -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     288,302     1,147,575
   Transfers between Variable Investment Options including guaranteed interest account, net..  (6,860,545)    9,686,674
   Redemptions for contract benefits and terminations........................................    (658,040)   (1,421,792)
   Contract maintenance charges..............................................................    (181,509)     (180,110)
                                                                                              -----------   -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (7,411,792)    9,232,347
                                                                                              -----------   -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           2            --
                                                                                              -----------   -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (7,857,795)    9,960,473
NET ASSETS -- BEGINNING OF PERIOD............................................................  22,605,217    12,644,744
                                                                                              -----------   -----------

NET ASSETS -- END OF PERIOD.................................................................. $14,747,422   $22,605,217
                                                                                              ===========   ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         147           226
  Redeemed...................................................................................        (175)          (80)
                                                                                              -----------   -----------
  Net Increase (Decrease)....................................................................         (28)          146
                                                                                              ===========   ===========

                                                                                               FIDELITY(R) VIP MID CAP
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    48,792  $    69,703
  Net realized gain (loss) on investments....................................................   4,537,597    3,014,891
  Change in unrealized appreciation (depreciation) of investments............................   3,367,634      210,626
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   7,954,023    3,295,220
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,610,016    1,371,138
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,946,629   (3,838,544)
   Redemptions for contract benefits and terminations........................................  (2,994,098)  (5,329,775)
   Contract maintenance charges..............................................................    (503,557)    (531,999)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................      58,990   (8,329,180)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   8,013,013   (5,033,960)
NET ASSETS -- BEGINNING OF PERIOD............................................................  22,676,267   27,710,227
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $30,689,280  $22,676,267
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          59           86
  Redeemed...................................................................................         (39)        (103)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          20          (17)
                                                                                              ===========  ===========

                                                                                               FIDELITY(R) VIP MONEY
                                                                                                 MARKET PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $      100  $      112
  Net realized gain (loss) on investments....................................................         --          (4)
  Change in unrealized appreciation (depreciation) of investments............................         --          --
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................        100         108
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    272,315     196,905
   Transfers between Variable Investment Options including guaranteed interest account, net..   (143,308)  1,066,130
   Redemptions for contract benefits and terminations........................................   (723,685)     (7,770)
   Contract maintenance charges..............................................................    (45,696)    (42,267)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   (640,374)  1,212,998
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (1)         --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (640,275)  1,213,106
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,969,285     756,179
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,329,010  $1,969,285
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................         34          98
  Redeemed...................................................................................        (75)        (16)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        (41)         82
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              FIDELITY(R) VIP VALUE
                                                                                                    PORTFOLIO
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   10,276  $ 11,369
  Net realized gain (loss) on investments....................................................    176,961     8,624
  Change in unrealized appreciation (depreciation) of investments............................    105,564    95,194
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    292,801   115,187
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     22,845    14,827
   Transfers between Variable Investment Options including guaranteed interest account, net..    185,461   133,109
   Redemptions for contract benefits and terminations........................................    (15,071)  (15,397)
   Contract maintenance charges..............................................................    (18,843)  (17,658)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowner transactions......................    174,392   114,881
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          1        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    467,194   230,068
NET ASSETS -- BEGINNING OF PERIOD............................................................    789,360   559,292
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,256,554  $789,360
                                                                                              ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          4         2
  Redeemed...................................................................................         (1)       (2)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................          3        --
                                                                                              ==========  ========

                                                                                              FIDELITY(R) VIP VALUE
                                                                                                  STRATEGIES
                                                                                                   PORTFOLIO
                                                                                              --------------------
                                                                                                2013       2012
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,350   $  1,579
  Net realized gain (loss) on investments....................................................   74,650     16,431
  Change in unrealized appreciation (depreciation) of investments............................   59,640     67,585
                                                                                              --------   --------

  Net increase (decrease) in net assets from operations......................................  137,640     85,595
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   60,678     31,809
   Transfers between Variable Investment Options including guaranteed interest account, net..   (1,621)    19,426
   Redemptions for contract benefits and terminations........................................  (77,293)   (12,759)
   Contract maintenance charges..............................................................  (12,106)   (12,261)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowner transactions......................  (30,342)    26,215
                                                                                              --------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................       --         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  107,298    111,810
NET ASSETS -- BEGINNING OF PERIOD............................................................  425,718    313,908
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $533,016   $425,718
                                                                                              ========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --         --
  Redeemed...................................................................................       --         --
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --         --
                                                                                              ========   ========

UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................        3          2
  Redeemed...................................................................................       (3)        (1)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................       --          1
                                                                                              ========   ========

                                                                                                   FRANKLIN RISING
                                                                                                DIVIDENDS SECURITIES
                                                                                                        FUND
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   501,658  $   322,605
  Net realized gain (loss) on investments....................................................   3,021,317      530,217
  Change in unrealized appreciation (depreciation) of investments............................   6,878,069    2,025,054
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  10,401,044    2,877,876
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,660,584    2,375,420
   Transfers between Variable Investment Options including guaranteed interest account, net..   5,299,250    9,938,593
   Redemptions for contract benefits and terminations........................................  (1,928,069)  (1,325,554)
   Contract maintenance charges..............................................................  (1,478,750)  (1,017,238)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   5,553,015    9,971,221
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         605          895
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  15,954,664   12,849,992
NET ASSETS -- BEGINNING OF PERIOD............................................................  32,372,247   19,522,255
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $48,326,911  $32,372,247
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         127          130
  Redeemed...................................................................................         (88)         (47)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          39           83
                                                                                              ===========  ===========

UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                FRANKLIN SMALL CAP
                                                                                               VALUE SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   54,356  $   12,741
  Net realized gain (loss) on investments....................................................    414,487      41,819
  Change in unrealized appreciation (depreciation) of investments............................    984,363     318,953
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from operations......................................  1,453,206     373,513
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    504,849     487,387
   Transfers between Variable Investment Options including guaranteed interest account, net..  2,299,447    (166,046)
   Redemptions for contract benefits and terminations........................................   (160,759)    (74,018)
   Contract maintenance charges..............................................................   (108,590)    (80,584)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  2,534,947     166,739
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      2,678       2,322
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,990,831     542,574
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,522,459   1,979,885
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,513,290  $2,522,459
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         44          48
  Redeemed...................................................................................        (13)        (18)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         31          30
                                                                                              ==========  ==========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                 FRANKLIN STRATEGIC
                                                                                               INCOME SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,288,875  $   969,722
  Net realized gain (loss) on investments....................................................     166,041      (40,502)
  Change in unrealized appreciation (depreciation) of investments............................    (811,024)     758,825
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................     643,892    1,688,045
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,633,171    1,759,389
   Transfers between Variable Investment Options including guaranteed interest account, net..   4,216,909    6,223,007
   Redemptions for contract benefits and terminations........................................    (841,334)    (556,673)
   Contract maintenance charges..............................................................  (1,123,301)    (751,078)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,885,445    6,674,645
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,529,337    8,362,690
NET ASSETS -- BEGINNING OF PERIOD............................................................  19,403,903   11,041,213
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $24,933,240  $19,403,903
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          87           91
  Redeemed...................................................................................         (46)         (34)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          41           57
                                                                                              ===========  ===========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                 GOLDMAN SACHS VIT
                                                                                                 MID CAP VALUE FUND
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $     4,132  $   41,872
  Net realized gain (loss) on investments....................................................   1,875,329     109,608
  Change in unrealized appreciation (depreciation) of investments............................     690,040     770,439
                                                                                              -----------  ----------
  Net increase (decrease) in net assets from operations......................................   2,569,501     921,919
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     953,009     515,907
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,916,778)  1,594,010
   Redemptions for contract benefits and terminations........................................    (176,441)   (359,042)
   Contract maintenance charges..............................................................    (202,981)   (153,016)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,343,191)  1,597,859
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................       1,601         198
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,227,911   2,519,976
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,466,133   4,946,157
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 8,694,044  $7,466,133
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................          27          32
  Redeemed...................................................................................         (35)        (17)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          (8)         15
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  INVESCO V.I.
                                                                                              DIVERSIFIED DIVIDEND
                                                                                                      FUND
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   18,295  $  2,734
  Net realized gain (loss) on investments....................................................     74,005     4,987
  Change in unrealized appreciation (depreciation) of investments............................    109,385    20,281
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    201,685    28,002
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    154,851     5,847
   Transfers between Variable Investment Options including guaranteed interest account, net..    618,044   278,496
   Redemptions for contract benefits and terminations........................................    (40,742)  (12,805)
   Contract maintenance charges..............................................................     (9,946)   (3,016)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowner transactions......................    722,207   268,522
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         12        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    923,904   296,524
NET ASSETS -- BEGINNING OF PERIOD............................................................    399,876   103,352
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,323,780  $399,876
                                                                                              ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         24         4
  Redeemed...................................................................................         (8)       (2)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         16         2
                                                                                              ==========  ========

                                                                                              INVESCO V.I. GLOBAL REAL
                                                                                                     ESTATE FUND
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   699,080  $    28,517
  Net realized gain (loss) on investments....................................................     865,575      344,102
  Change in unrealized appreciation (depreciation) of investments............................  (1,315,730)   2,395,278
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................     248,925    2,767,897
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,018,953    1,767,178
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,004,322    5,423,693
   Redemptions for contract benefits and terminations........................................  (1,076,623)    (424,831)
   Contract maintenance charges..............................................................    (778,002)    (470,283)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,168,650    6,295,757
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         145           36
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,417,720    9,063,690
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,595,327    7,531,637
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $21,013,047  $16,595,327
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         120          120
  Redeemed...................................................................................         (60)         (60)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          60           60
                                                                                              ===========  ===========

                                                                                                    INVESCO V.I.
                                                                                                    INTERNATIONAL
                                                                                                     GROWTH FUND
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   144,641  $   159,042
  Net realized gain (loss) on investments....................................................     587,236       39,679
  Change in unrealized appreciation (depreciation) of investments............................   2,584,770    1,797,872
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   3,316,647    1,996,593
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,142,224    1,958,309
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,880,697      797,584
   Redemptions for contract benefits and terminations........................................    (618,983)    (712,267)
   Contract maintenance charges..............................................................    (494,029)    (397,653)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   2,909,909    1,645,973
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           2           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,226,558    3,642,566
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,800,115   12,157,549
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $22,026,673  $15,800,115
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         118          130
  Redeemed...................................................................................         (50)         (59)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          68           71
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               INVESCO V.I. MID CAP
                                                                                                 CORE EQUITY FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,432  $   (6,193)
  Net realized gain (loss) on investments....................................................    343,677     (30,724)
  Change in unrealized appreciation (depreciation) of investments............................    355,891     277,067
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    707,000     240,150
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    257,354     228,960
   Transfers between Variable Investment Options including guaranteed interest account, net..    511,476    (476,758)
   Redemptions for contract benefits and terminations........................................    (18,903)    (46,254)
   Contract maintenance charges..............................................................    (83,546)    (64,332)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    666,381    (358,384)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         41           5
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,373,422    (118,229)
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,311,499   2,429,728
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,684,921  $2,311,499
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         13           9
  Redeemed...................................................................................         (6)        (12)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................          7          (3)
                                                                                              ==========  ==========

                                                                                              INVESCO V.I. SMALL CAP
                                                                                                    EQUITY FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (10,357) $  (10,424)
  Net realized gain (loss) on investments....................................................    209,323       3,156
  Change in unrealized appreciation (depreciation) of investments............................    876,785     349,215
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,075,751     341,947
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    417,095     329,888
   Transfers between Variable Investment Options including guaranteed interest account, net..    176,773    (400,378)
   Redemptions for contract benefits and terminations........................................   (138,407)    (73,296)
   Contract maintenance charges..............................................................   (136,297)   (114,991)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    319,164    (258,777)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................        117          (5)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,395,032      83,165
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,784,133   2,700,968
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,179,165  $2,784,133
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................         11          11
  Redeemed...................................................................................         (7)        (13)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................          4          (2)
                                                                                              ==========  ==========

                                                                                              IVY FUNDS VIP DIVIDEND
                                                                                                  OPPORTUNITIES
                                                                                              ---------------------
                                                                                                2013        2012
                                                                                              --------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  7,797  $     9,513
  Net realized gain (loss) on investments....................................................   55,255       62,041
  Change in unrealized appreciation (depreciation) of investments............................   77,388      103,008
                                                                                              --------  -----------

  Net increase (decrease) in net assets from operations......................................  140,440      174,562
                                                                                              --------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  140,362       53,443
   Transfers between Variable Investment Options including guaranteed interest account, net..  363,472   (1,319,945)
   Redemptions for contract benefits and terminations........................................   (1,664)     (84,936)
   Contract maintenance charges..............................................................  (21,562)     (24,219)
                                                                                              --------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  480,608   (1,375,657)
                                                                                              --------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................       (2)          --
                                                                                              --------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  621,046   (1,201,095)
NET ASSETS -- BEGINNING OF PERIOD............................................................  324,045    1,525,140
                                                                                              --------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $945,091  $   324,045
                                                                                              ========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       20           30
  Redeemed...................................................................................       (6)         (53)
                                                                                              --------  -----------
  Net Increase (Decrease)....................................................................       14          (23)
                                                                                              ========  ===========
UNIT ACTIVITY SERIES II
  Issued.....................................................................................       --           --
  Redeemed...................................................................................       --           --
                                                                                              --------  -----------
  Net Increase (Decrease)....................................................................       --           --
                                                                                              ========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   IVY FUNDS VIP
                                                                                                       ENERGY
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (32,885) $  (29,636)
  Net realized gain (loss) on investments....................................................     382,984    (620,862)
  Change in unrealized appreciation (depreciation) of investments............................   1,937,980     675,116
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   2,288,079      24,618
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,368,917   1,067,077
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,328,294    (336,265)
   Redemptions for contract benefits and terminations........................................    (567,594)   (284,705)
   Contract maintenance charges..............................................................    (505,949)   (436,113)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,623,668       9,994
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          85         (68)
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,911,832      34,544
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,689,340   7,654,796
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $11,601,172  $7,689,340
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          61          56
  Redeemed...................................................................................         (31)        (61)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          30          (5)
                                                                                              ===========  ==========

                                                                                              IVY FUNDS VIP HIGH
                                                                                                  INCOME(B)
                                                                                              ------------------
                                                                                                     2013
                                                                                              ------------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)...............................................................     $   (4,179)
  Net realized gain (loss) on investments....................................................          2,712
  Change in unrealized appreciation (depreciation) of investments............................        166,658
                                                                                                  ----------

  Net increase (decrease) in net assets from operations......................................        165,191
                                                                                                  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................        579,984
   Transfers between Variable Investment Options including guaranteed interest account, net..      5,482,446
   Redemptions for contract benefits and terminations........................................         (1,147)
   Contract maintenance charges..............................................................        (81,411)
                                                                                                  ----------

  Net increase (decrease) in net assets from contractowner transactions......................      5,979,872
                                                                                                  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................             50
                                                                                                  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................      6,145,113
NET ASSETS -- BEGINNING OF PERIOD............................................................             --
                                                                                                  ----------

NET ASSETS -- END OF PERIOD..................................................................     $6,145,113
                                                                                                  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................             74
  Redeemed...................................................................................             (3)
                                                                                                  ----------
  Net Increase (Decrease)....................................................................             71
                                                                                                  ==========

                                                                                                IVY FUNDS VIP MID CAP
                                                                                                       GROWTH
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (68,120) $   (45,584)
  Net realized gain (loss) on investments....................................................   1,157,992    1,155,864
  Change in unrealized appreciation (depreciation) of investments............................   4,016,210      395,827
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   5,106,082    1,506,107
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,631,418    1,794,935
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,636,897    1,494,387
   Redemptions for contract benefits and terminations........................................    (931,518)    (627,851)
   Contract maintenance charges..............................................................    (827,948)    (588,819)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   4,508,849    2,072,652
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................       2,999          394
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   9,617,930    3,579,153
NET ASSETS -- BEGINNING OF PERIOD............................................................  14,558,797   10,979,644
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $24,176,727  $14,558,797
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         103          113
  Redeemed...................................................................................         (39)         (61)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          64           52
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                IVY FUNDS VIP SCIENCE
                                                                                                   AND TECHNOLOGY
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (14,575) $        --
  Net realized gain (loss) on investments....................................................   1,527,955       92,702
  Change in unrealized appreciation (depreciation) of investments............................   1,869,437      829,615
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   3,382,817      922,317
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     706,998       65,915
   Transfers between Variable Investment Options including guaranteed interest account, net..   9,913,909   (2,450,709)
   Redemptions for contract benefits and terminations........................................    (386,318)    (206,485)
   Contract maintenance charges..............................................................    (139,476)     (19,507)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  10,095,113   (2,610,786)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (4)         998
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  13,477,926   (1,687,471)
NET ASSETS -- BEGINNING OF PERIOD............................................................   2,665,866    4,353,337
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $16,143,792  $ 2,665,866
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         164           28
  Redeemed...................................................................................         (60)         (43)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         104          (15)
                                                                                              ===========  ===========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                IVY FUNDS VIP SMALL
                                                                                                    CAP GROWTH
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (15,084) $  (15,032)
  Net realized gain (loss) on investments....................................................    199,589     (86,836)
  Change in unrealized appreciation (depreciation) of investments............................  1,595,072     293,417
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,779,577     191,549
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    656,907     513,031
   Transfers between Variable Investment Options including guaranteed interest account, net..    574,704    (471,616)
   Redemptions for contract benefits and terminations........................................   (209,095)   (116,465)
   Contract maintenance charges..............................................................   (182,861)   (171,724)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    839,655    (246,774)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................        422          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,619,654     (55,225)
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,028,336   4,083,561
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,647,990  $4,028,336
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................         30          23
  Redeemed...................................................................................        (18)        (26)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         12          (3)
                                                                                              ==========  ==========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                  LAZARD RETIREMENT
                                                                                                  EMERGING MARKETS
                                                                                                  EQUITY PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   515,023  $   562,214
  Net realized gain (loss) on investments....................................................     523,442     (712,101)
  Change in unrealized appreciation (depreciation) of investments............................  (1,962,090)   7,605,260
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................    (923,625)   7,455,373
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,499,112    4,427,133
   Transfers between Variable Investment Options including guaranteed interest account, net..     888,432    3,752,605
   Redemptions for contract benefits and terminations........................................  (1,594,312)  (2,252,984)
   Contract maintenance charges..............................................................  (1,743,882)  (1,503,571)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   3,049,350    4,423,183
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      (5,466)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   2,120,259   11,878,556
NET ASSETS -- BEGINNING OF PERIOD............................................................  44,539,033   32,660,477
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $46,659,292  $44,539,033
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

UNIT ACTIVITY SERVICE SHARES
  Issued.....................................................................................         233          241
  Redeemed...................................................................................        (184)        (186)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          49           55
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                MFS(R) INTERNATIONAL
                                                                                                   VALUE PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   501,029  $   331,787
  Net realized gain (loss) on investments....................................................   1,777,403      604,541
  Change in unrealized appreciation (depreciation) of investments............................   7,133,080    3,005,750
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   9,411,512    3,942,078
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,773,641    2,125,214
   Transfers between Variable Investment Options including guaranteed interest account, net..  12,984,867      221,954
   Redemptions for contract benefits and terminations........................................  (1,469,602)    (828,620)
   Contract maintenance charges..............................................................  (1,004,422)    (632,546)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  14,284,484      886,002
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         299           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  23,696,295    4,828,080
NET ASSETS -- BEGINNING OF PERIOD............................................................  28,328,567   23,500,487
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $52,024,862  $28,328,567
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         219          114
  Redeemed...................................................................................         (82)         (91)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         137           23
                                                                                              ===========  ===========

                                                                                                 MFS(R) INVESTORS
                                                                                                GROWTH STOCK SERIES
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $      155  $   (2,561)
  Net realized gain (loss) on investments....................................................    208,553      92,577
  Change in unrealized appreciation (depreciation) of investments............................    262,941      59,814
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from operations......................................    471,649     149,830
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    217,843      99,896
   Transfers between Variable Investment Options including guaranteed interest account, net..   (149,282)    488,030
   Redemptions for contract benefits and terminations........................................    (22,464)    (12,277)
   Contract maintenance charges..............................................................    (66,229)    (48,551)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    (20,132)    527,098
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................        (22)          9
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    451,495     676,937
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,496,361     819,424
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,947,856  $1,496,361
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................          7           9
  Redeemed...................................................................................         (7)         (4)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --           5
                                                                                              ==========  ==========

                                                                                                MFS(R) INVESTORS
                                                                                                  TRUST SERIES
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,925  $  2,621
  Net realized gain (loss) on investments....................................................     41,111    19,100
  Change in unrealized appreciation (depreciation) of investments............................    264,098    39,398
                                                                                              ----------  --------
  Net increase (decrease) in net assets from operations......................................    313,134    61,119
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    190,008    77,132
   Transfers between Variable Investment Options including guaranteed interest account, net..    408,913   345,628
   Redemptions for contract benefits and terminations........................................     (6,301)   (9,943)
   Contract maintenance charges..............................................................    (52,640)  (20,080)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowner transactions......................    539,980   392,737
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (7)        6
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    853,107   453,862
NET ASSETS -- BEGINNING OF PERIOD............................................................    647,260   193,398
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,500,367  $647,260
                                                                                              ==========  ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................          7         6
  Redeemed...................................................................................         (2)       (3)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................          5         3
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              MFS(R) UTILITIES SERIES
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------   --------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   25,567   $ 73,703
  Net realized gain (loss) on investments....................................................     60,329     29,177
  Change in unrealized appreciation (depreciation) of investments............................    118,332     20,994
                                                                                              ----------   --------

  Net increase (decrease) in net assets from operations......................................    204,228    123,874
                                                                                              ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    218,376    137,120
   Transfers between Variable Investment Options including guaranteed interest account, net..    151,308     42,086
   Redemptions for contract benefits and terminations........................................       (254)   (63,993)
   Contract maintenance charges..............................................................    (30,535)   (30,389)
                                                                                              ----------   --------

  Net increase (decrease) in net assets from contractowner transactions......................    338,895     84,824
                                                                                              ----------   --------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         74         --
                                                                                              ----------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................    543,197    208,698
NET ASSETS -- BEGINNING OF PERIOD............................................................    909,055    700,357
                                                                                              ----------   --------

NET ASSETS -- END OF PERIOD.................................................................. $1,452,252   $909,055
                                                                                              ==========   ========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========   ========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========   ========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         31         38
  Redeemed...................................................................................        (19)       (21)
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         12         17
                                                                                              ==========   ========

                                                                                                     MULTIMANAGER
                                                                                                  AGGRESSIVE EQUITY*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $ (1,594,049) $ (1,080,429)
  Net realized gain (loss) on investments....................................................   11,714,907     5,735,806
  Change in unrealized appreciation (depreciation) of investments............................  105,347,936    38,657,448
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from operations......................................  115,468,794    43,312,825
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   25,589,066    27,993,163
   Transfers between Variable Investment Options including guaranteed interest account, net..  (13,083,560)  (12,546,931)
   Redemptions for contract benefits and terminations........................................  (24,303,885)  (22,663,596)
   Contract maintenance charges..............................................................  (25,295,726)  (26,612,395)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (37,094,105)  (33,829,759)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (230,000)           --
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   78,144,689     9,483,066
NET ASSETS -- BEGINNING OF PERIOD............................................................  333,495,983   324,012,917
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $411,640,672  $333,495,983
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................            9            14
  Redeemed...................................................................................          (79)          (79)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (70)          (65)
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................            8             9
  Redeemed...................................................................................          (21)          (33)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (13)          (24)
                                                                                              ============  ============

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................           --            --
  Redeemed...................................................................................           --            --
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           --            --
                                                                                              ============  ============

                                                                                                  MULTIMANAGER CORE
                                                                                                        BOND*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,007,278  $ 1,553,643
  Net realized gain (loss) on investments....................................................    (162,243)   4,848,844
  Change in unrealized appreciation (depreciation) of investments............................  (3,030,969)  (1,855,961)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  (2,185,934)   4,546,526
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,826,923    6,124,122
   Transfers between Variable Investment Options including guaranteed interest account, net..  (3,927,046)  (2,822,179)
   Redemptions for contract benefits and terminations........................................  (4,430,868)  (4,074,474)
   Contract maintenance charges..............................................................  (5,213,274)  (5,669,653)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (7,744,265)  (6,442,184)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (9,930,199)  (1,895,658)
NET ASSETS -- BEGINNING OF PERIOD............................................................  88,099,508   89,995,166
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $78,169,309  $88,099,508
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          27           16
  Redeemed...................................................................................         (30)         (27)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (3)         (11)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          43           64
  Redeemed...................................................................................         (81)         (91)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (38)         (27)
                                                                                              ===========  ===========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    MULTIMANAGER
                                                                                                INTERNATIONAL EQUITY*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   390,465  $   464,857
  Net realized gain (loss) on investments....................................................    (888,008)  (2,466,159)
  Change in unrealized appreciation (depreciation) of investments............................   8,241,605    8,673,214
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   7,744,062    6,671,912
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,020,401    7,198,299
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,176,771)  (1,411,951)
   Redemptions for contract benefits and terminations........................................  (1,698,934)  (1,407,996)
   Contract maintenance charges..............................................................  (3,713,563)  (4,174,193)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (3,568,867)     204,159
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (1)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,175,194    6,876,071
NET ASSETS -- BEGINNING OF PERIOD............................................................  45,667,171   38,791,100
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $49,842,365  $45,667,171
                                                                                              ===========  ===========
CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS A
  Issued.....................................................................................           6            4
  Redeemed...................................................................................         (10)          (9)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (4)          (5)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          32           49
  Redeemed...................................................................................         (53)         (44)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (21)           5
                                                                                              ===========  ===========

                                                                                                 MULTIMANAGER LARGE
                                                                                                  CAP CORE EQUITY*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   34,483  $    25,122
  Net realized gain (loss) on investments....................................................    209,844      134,720
  Change in unrealized appreciation (depreciation) of investments............................  2,273,137      907,723
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................  2,517,464    1,067,565
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    729,183      781,952
   Transfers between Variable Investment Options including guaranteed interest account, net..   (418,871)    (988,117)
   Redemptions for contract benefits and terminations........................................   (607,088)    (453,750)
   Contract maintenance charges..............................................................   (499,994)    (544,292)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   (796,770)  (1,204,207)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          1           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,720,695     (136,642)
NET ASSETS -- BEGINNING OF PERIOD............................................................  7,751,492    7,888,134
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $9,472,187  $ 7,751,492
                                                                                              ==========  ===========
CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS A
  Issued.....................................................................................          1            2
  Redeemed...................................................................................         (3)          (4)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         (2)          (2)
                                                                                              ==========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          3            4
  Redeemed...................................................................................         (5)         (11)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         (2)          (7)
                                                                                              ==========  ===========

                                                                                                    MULTIMANAGER
                                                                                                  LARGE CAP VALUE*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   366,867  $   240,796
  Net realized gain (loss) on investments....................................................     626,745     (383,726)
  Change in unrealized appreciation (depreciation) of investments............................   7,430,878    4,095,039
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   8,424,490    3,952,109
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,048,912    2,288,633
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,818,205)  (3,034,219)
   Redemptions for contract benefits and terminations........................................  (1,525,468)  (1,218,040)
   Contract maintenance charges..............................................................  (1,523,326)  (1,619,467)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (2,818,087)  (3,583,093)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,606,403      369,016
NET ASSETS -- BEGINNING OF PERIOD............................................................  27,695,069   27,326,053
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $33,301,472  $27,695,069
                                                                                              ===========  ===========
CHANGES IN UNITS (000'S):

UNIT ACTIVITY CLASS A
  Issued.....................................................................................           1            4
  Redeemed...................................................................................          (6)         (10)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (5)          (6)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           6            8
  Redeemed...................................................................................         (16)         (27)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (10)         (19)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    MULTIMANAGER
                                                                                                   MID CAP GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (106,252) $   (98,832)
  Net realized gain (loss) on investments....................................................  11,443,247      956,209
  Change in unrealized appreciation (depreciation) of investments............................    (987,169)   2,813,718
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................  10,349,826    3,671,095
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,773,003    4,368,385
   Transfers between Variable Investment Options including guaranteed interest account, net..     (23,869)  (1,636,320)
   Redemptions for contract benefits and terminations........................................  (1,879,928)  (1,126,275)
   Contract maintenance charges..............................................................  (2,669,153)  (2,958,687)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (2,799,947)  (1,352,897)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (1)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,549,878    2,318,198
NET ASSETS -- BEGINNING OF PERIOD............................................................  27,473,225   25,155,027
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $35,023,103  $27,473,225
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           2            1
  Redeemed...................................................................................          (5)          (5)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (3)          (4)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          12           27
  Redeemed...................................................................................         (26)         (31)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (14)          (4)
                                                                                              ===========  ===========

                                                                                                    MULTIMANAGER
                                                                                                   MID CAP VALUE*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (7,400) $     2,887
  Net realized gain (loss) on investments....................................................   2,521,723      266,953
  Change in unrealized appreciation (depreciation) of investments............................  12,250,511    5,745,527
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................  14,764,834    6,015,367
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,483,670    2,652,515
   Transfers between Variable Investment Options including guaranteed interest account, net..  (4,855,669)  (3,002,220)
   Redemptions for contract benefits and terminations........................................  (2,802,844)  (1,980,602)
   Contract maintenance charges..............................................................  (2,222,791)  (2,306,215)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (7,397,634)  (4,636,522)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................    (137,434)      (7,439)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,229,766    1,371,406
NET ASSETS -- BEGINNING OF PERIOD............................................................  44,760,418   43,389,012
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $51,990,184  $44,760,418
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           6            8
  Redeemed...................................................................................         (10)          (8)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (4)          --
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          11           13
  Redeemed...................................................................................         (40)         (40)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (29)         (27)
                                                                                              ===========  ===========

                                                                                                     MULTIMANAGER
                                                                                                  MULTI-SECTOR BOND*
                                                                                              --------------------------
                                                                                                  2013          2012
                                                                                              ------------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,175,867  $  2,023,699
  Net realized gain (loss) on investments....................................................   (2,605,072)   (4,073,210)
  Change in unrealized appreciation (depreciation) of investments............................   (2,053,248)    7,394,307
                                                                                              ------------  ------------
  Net increase (decrease) in net assets from operations......................................   (1,482,453)    5,344,796
                                                                                              ------------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,351,150     8,365,658
   Transfers between Variable Investment Options including guaranteed interest account, net..   (2,748,269)   (2,048,356)
   Redemptions for contract benefits and terminations........................................   (6,285,901)   (6,153,730)
   Contract maintenance charges..............................................................   (8,089,937)   (8,264,383)
                                                                                              ------------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................   (7,772,957)   (8,100,811)
                                                                                              ------------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           --        12,002
                                                                                              ------------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................   (9,255,410)   (2,744,013)
NET ASSETS -- BEGINNING OF PERIOD............................................................  109,377,489   112,121,502
                                                                                              ------------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $100,122,079  $109,377,489
                                                                                              ============  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           35            21
  Redeemed...................................................................................          (47)          (39)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................          (12)          (18)
                                                                                              ============  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................           12            13
  Redeemed...................................................................................          (16)          (20)
                                                                                              ------------  ------------
  Net Increase (Decrease)....................................................................           (4)           (7)
                                                                                              ============  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    MULTIMANAGER
                                                                                                 SMALL CAP GROWTH*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (16,874) $  (12,707)
  Net realized gain (loss) on investments....................................................     488,204      55,567
  Change in unrealized appreciation (depreciation) of investments............................   3,359,382     763,392
                                                                                              -----------  ----------
  Net increase (decrease) in net assets from operations......................................   3,830,712     806,252
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,048,578     937,351
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,765,853    (227,946)
   Redemptions for contract benefits and terminations........................................    (379,334)   (253,707)
   Contract maintenance charges..............................................................    (541,125)   (501,184)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................   1,893,972     (45,486)
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           1          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,724,685     760,766
NET ASSETS -- BEGINNING OF PERIOD............................................................   7,826,296   7,065,530
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $13,550,981  $7,826,296
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          32          15
  Redeemed...................................................................................         (18)        (14)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          14           1
                                                                                              ===========  ==========

                                                                                                    MULTIMANAGER
                                                                                                  SMALL CAP VALUE*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $    85,560  $    75,802
  Net realized gain (loss) on investments....................................................     905,217     (623,830)
  Change in unrealized appreciation (depreciation) of investments............................  10,210,500    4,565,283
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................  11,201,277    4,017,255
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,390,347    2,534,687
   Transfers between Variable Investment Options including guaranteed interest account, net..    (555,287)  (1,552,886)
   Redemptions for contract benefits and terminations........................................  (1,957,939)  (1,248,005)
   Contract maintenance charges..............................................................  (1,800,390)  (1,813,967)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (1,923,269)  (2,080,171)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (1)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   9,278,007    1,937,084
NET ASSETS -- BEGINNING OF PERIOD............................................................  27,159,561   25,222,477
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $36,437,568  $27,159,561
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           3            3
  Redeemed...................................................................................          (8)          (7)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (5)          (4)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          11            8
  Redeemed...................................................................................         (14)         (15)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (3)          (7)
                                                                                              ===========  ===========

                                                                                                     MULTIMANAGER
                                                                                                     TECHNOLOGY*
                                                                                              -------------------------
                                                                                                  2013         2012
                                                                                              -----------  ------------
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (316,351) $   (312,295)
  Net realized gain (loss) on investments....................................................   6,609,893     3,370,195
  Change in unrealized appreciation (depreciation) of investments............................  16,919,242     6,063,142
                                                                                              -----------  ------------
  Net increase (decrease) in net assets from operations......................................  23,212,784     9,121,042
                                                                                              -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,468,833     5,399,254
   Transfers between Variable Investment Options including guaranteed interest account, net..  (5,665,001)   (4,453,959)
   Redemptions for contract benefits and terminations........................................  (4,787,184)   (7,488,537)
   Contract maintenance charges..............................................................  (4,009,926)   (4,177,263)
                                                                                              -----------  ------------

  Net increase (decrease) in net assets from contractowner transactions......................  (8,993,278)  (10,720,505)
                                                                                              -----------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................     (99,999)           --
                                                                                              -----------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  14,119,507    (1,599,463)
NET ASSETS -- BEGINNING OF PERIOD............................................................  70,232,736    71,832,199
                                                                                              -----------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $84,352,243  $ 70,232,736
                                                                                              ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS A
  Issued.....................................................................................           4             7
  Redeemed...................................................................................          (7)          (11)
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................          (3)           (4)
                                                                                              ===========  ============

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          25            44
  Redeemed...................................................................................         (75)         (106)
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................         (50)          (62)
                                                                                              ===========  ============

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   MUTUAL SHARES
                                                                                                  SECURITIES FUND
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   203,569  $  176,712
  Net realized gain (loss) on investments....................................................     433,908     293,152
  Change in unrealized appreciation (depreciation) of investments............................   1,923,806     708,147
                                                                                              -----------  ----------
  Net increase (decrease) in net assets from operations......................................   2,561,283   1,178,011
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     550,178     765,741
   Transfers between Variable Investment Options including guaranteed interest account, net..     836,934    (717,903)
   Redemptions for contract benefits and terminations........................................    (132,450)   (652,944)
   Contract maintenance charges..............................................................    (188,343)   (176,756)
                                                                                              -----------  ----------
  Net increase (decrease) in net assets from contractowner transactions......................   1,066,319    (781,862)
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          85          --
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,627,687     396,149
NET ASSETS -- BEGINNING OF PERIOD............................................................   8,442,367   8,046,218
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $12,070,054  $8,442,367
                                                                                              ===========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          31          44
  Redeemed...................................................................................         (15)        (36)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          16           8
                                                                                              ===========  ==========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

                                                                                                  NATURAL RESOURCES
                                                                                                      PORTFOLIO
                                                                                              -------------------------
                                                                                                  2013         2012
                                                                                              -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $        --  $         --
  Net realized gain (loss) on investments....................................................    (359,903)     (494,164)
  Change in unrealized appreciation (depreciation) of investments............................   1,442,141       855,925
                                                                                              -----------  ------------
  Net increase (decrease) in net assets from operations......................................   1,082,238       361,761
                                                                                              -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     245,910       130,538
   Transfers between Variable Investment Options including guaranteed interest account, net..  (4,423,052)   (2,729,367)
   Redemptions for contract benefits and terminations........................................    (842,817)   (8,562,555)
   Contract maintenance charges..............................................................    (127,732)     (245,155)
                                                                                              -----------  ------------
  Net increase (decrease) in net assets from contractowner transactions......................  (5,147,691)  (11,406,539)
                                                                                              -----------  ------------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          (2)           --
                                                                                              -----------  ------------

INCREASE (DECREASE) IN NET ASSETS............................................................  (4,065,455)  (11,044,778)
NET ASSETS -- BEGINNING OF PERIOD............................................................  13,286,780    24,331,558
                                                                                              -----------  ------------

NET ASSETS -- END OF PERIOD.................................................................. $ 9,221,325  $ 13,286,780
                                                                                              ===========  ============

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................          --            --
  Redeemed...................................................................................          --            --
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................          --            --
                                                                                              ===========  ============
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --            --
  Redeemed...................................................................................          --            --
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................          --            --
                                                                                              ===========  ============
UNIT ACTIVITY CLASS II
  Issued.....................................................................................         101           134
  Redeemed...................................................................................        (153)         (261)
                                                                                              -----------  ------------
  Net Increase (Decrease)....................................................................         (52)         (127)
                                                                                              ===========  ============

                                                                                                        PIMCO
                                                                                               COMMODITYREALRETURN(R)
                                                                                                 STRATEGY PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   140,292  $   200,143
  Net realized gain (loss) on investments....................................................    (899,859)    (267,307)
  Change in unrealized appreciation (depreciation) of investments............................    (929,730)     440,331
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................  (1,689,297)     373,167
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,600,297    1,262,068
   Transfers between Variable Investment Options including guaranteed interest account, net..     477,165    1,766,841
   Redemptions for contract benefits and terminations........................................    (368,168)    (241,975)
   Contract maintenance charges..............................................................    (542,061)    (439,041)
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions......................   1,167,233    2,347,893
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (20)           8
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    (522,084)   2,721,068
NET ASSETS -- BEGINNING OF PERIOD............................................................  10,566,866    7,845,798
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $10,044,782  $10,566,866
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................          37           43
  Redeemed...................................................................................         (27)         (24)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          10           19
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  PIMCO REAL RETURN
                                                                                                      PORTFOLIO
                                                                                              -------------------------
                                                                                                  2013          2012
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    451,995  $   248,104
  Net realized gain (loss) on investments....................................................     (489,754)   3,191,151
  Change in unrealized appreciation (depreciation) of investments............................   (3,487,181)    (740,852)
                                                                                              ------------  -----------
  Net increase (decrease) in net assets from operations......................................   (3,524,940)   2,698,403
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    5,123,265    3,097,264
   Transfers between Variable Investment Options including guaranteed interest account, net..   (6,791,463)  10,500,530
   Redemptions for contract benefits and terminations........................................   (3,975,263)  (1,123,688)
   Contract maintenance charges..............................................................   (1,612,124)  (1,331,374)
                                                                                              ------------  -----------
  Net increase (decrease) in net assets from contractowner transactions......................   (7,255,585)  11,142,732
                                                                                              ------------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          200        1,864
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (10,780,325)  13,842,999
NET ASSETS -- BEGINNING OF PERIOD............................................................   40,718,810   26,875,811
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $ 29,938,485  $40,718,810
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................          142          273
  Redeemed...................................................................................         (187)        (170)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................          (45)         103
                                                                                              ============  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========

                                                                                                 PIMCO TOTAL RETURN
                                                                                                      PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,278,773  $ 1,552,089
  Net realized gain (loss) on investments....................................................     847,721    1,948,024
  Change in unrealized appreciation (depreciation) of investments............................  (3,746,204)   2,423,044
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................  (1,619,710)   5,923,157
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   8,514,865    5,842,513
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,624,043)  10,499,297
   Redemptions for contract benefits and terminations........................................  (5,806,159)  (4,121,116)
   Contract maintenance charges..............................................................  (2,571,079)  (2,055,828)
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions......................  (2,486,416)  10,164,866
                                                                                              -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................          18        2,767
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (4,106,108)  16,090,790
NET ASSETS -- BEGINNING OF PERIOD............................................................  70,878,252   54,787,462
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $66,772,144  $70,878,252
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         324          570
  Redeemed...................................................................................        (267)        (286)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          57          284
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                T. ROWE PRICE EQUITY
                                                                                               INCOME PORTFOLIO -- II
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   154,203  $   175,518
  Net realized gain (loss) on investments....................................................     639,218      223,936
  Change in unrealized appreciation (depreciation) of investments............................   3,318,289    1,275,941
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   4,111,710    1,675,395
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     704,026      480,217
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,119,357    1,856,072
   Redemptions for contract benefits and terminations........................................    (139,668)    (185,787)
   Contract maintenance charges..............................................................    (295,579)    (194,205)
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from contractowner transactions......................   3,388,136    1,956,297
                                                                                              -----------  -----------
  Net increase (decrease) in amount retained by AXA in Separate Account FP...................       2,177        2,825
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,502,023    3,634,517
NET ASSETS -- BEGINNING OF PERIOD............................................................  13,047,939    9,413,422
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $20,549,962  $13,047,939
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS II
  Issued.....................................................................................          45           34
  Redeemed...................................................................................         (20)         (16)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          25           18
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               T. ROWE PRICE HEALTH
                                                                                               SCIENCES PORTFOLIO-II
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $       --  $       --
  Net realized gain (loss) on investments....................................................    829,615     498,185
  Change in unrealized appreciation (depreciation) of investments............................    726,714     225,806
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from operations......................................  1,556,329     723,991
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    241,592      76,794
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,307,012    (374,254)
   Redemptions for contract benefits and terminations........................................   (534,673)   (126,851)
   Contract maintenance charges..............................................................    (39,651)    (28,527)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    974,280    (452,838)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,530,609     271,153
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,484,298   2,213,145
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,014,907  $2,484,298
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................         42          19
  Redeemed...................................................................................        (14)        (20)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         28          (1)
                                                                                              ==========  ==========

                                                                                                    TARGET 2015
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ---------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   1,544  $     8,435
  Net realized gain (loss) on investments....................................................    46,021       84,441
  Change in unrealized appreciation (depreciation) of investments............................    (5,320)     185,795
                                                                                              ---------  -----------
  Net increase (decrease) in net assets from operations......................................    42,245      278,671
                                                                                              ---------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    16,164       20,308
   Transfers between Variable Investment Options including guaranteed interest account, net..  (183,404)  (2,067,918)
   Redemptions for contract benefits and terminations........................................  (405,925)    (660,542)
   Contract maintenance charges..............................................................   (11,399)     (32,439)
                                                                                              ---------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (584,564)  (2,740,591)
                                                                                              ---------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (542,319)  (2,461,920)
NET ASSETS -- BEGINNING OF PERIOD............................................................   660,833    3,122,753
                                                                                              ---------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $ 118,514  $   660,833
                                                                                              =========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         3           10
  Redeemed...................................................................................        (8)         (33)
                                                                                              ---------  -----------
  Net Increase (Decrease)....................................................................        (5)         (23)
                                                                                              =========  ===========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................        --           --
  Redeemed...................................................................................        --           --
                                                                                              ---------  -----------
  Net Increase (Decrease)....................................................................        --           --
                                                                                              =========  ===========

                                                                                                    TARGET 2025
                                                                                                    ALLOCATION*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    6,053  $    13,599
  Net realized gain (loss) on investments....................................................     90,374      214,559
  Change in unrealized appreciation (depreciation) of investments............................     19,289      339,208
                                                                                              ----------  -----------
  Net increase (decrease) in net assets from operations......................................    115,716      567,366
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    276,623      159,050
   Transfers between Variable Investment Options including guaranteed interest account, net..     60,644   (4,314,625)
   Redemptions for contract benefits and terminations........................................   (933,232)    (476,325)
   Contract maintenance charges..............................................................    (38,972)     (55,408)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   (634,937)  (4,687,308)
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (519,221)  (4,119,942)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,025,235    5,145,177
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $  506,014  $ 1,025,235
                                                                                              ==========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS B
  Issued.....................................................................................         21           20
  Redeemed...................................................................................        (17)         (52)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................          4          (32)
                                                                                              ==========  ===========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --           --
  Redeemed...................................................................................         --           --
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................         --           --
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                    TARGET 2035
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ---------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   8,941  $     3,727
  Net realized gain (loss) on investments....................................................    40,188      395,270
  Change in unrealized appreciation (depreciation) of investments............................    57,971      389,585
                                                                                              ---------  -----------
  Net increase (decrease) in net assets from operations......................................   107,100      788,582
                                                                                              ---------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    46,702       56,759
   Transfers between Variable Investment Options including guaranteed interest account, net..   569,186   (6,198,270)
   Redemptions for contract benefits and terminations........................................  (208,176)  (1,521,165)
   Contract maintenance charges..............................................................   (18,298)     (42,413)
                                                                                              ---------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................   389,414   (7,705,089)
                                                                                              ---------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................        --           --
                                                                                              ---------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   496,514   (6,916,507)
NET ASSETS -- BEGINNING OF PERIOD............................................................   263,464    7,179,971
                                                                                              ---------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $ 759,978  $   263,464
                                                                                              =========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        --           --
  Redeemed...................................................................................        --           --
                                                                                              ---------  -----------
  Net Increase (Decrease)....................................................................        --           --
                                                                                              =========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................        11           42
  Redeemed...................................................................................        (7)        (110)
                                                                                              ---------  -----------
  Net Increase (Decrease)....................................................................         4          (68)
                                                                                              =========  ===========

                                                                                                   TARGET 2045
                                                                                                   ALLOCATION*
                                                                                              ---------------------
                                                                                                 2013       2012
                                                                                              ---------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   2,391  $    4,839
  Net realized gain (loss) on investments....................................................    19,856      62,408
  Change in unrealized appreciation (depreciation) of investments............................    23,773     109,628
                                                                                              ---------  ----------
  Net increase (decrease) in net assets from operations......................................    46,020     176,875
                                                                                              ---------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    37,549      64,838
   Transfers between Variable Investment Options including guaranteed interest account, net..   (33,301)   (805,928)
   Redemptions for contract benefits and terminations........................................  (179,504)   (214,440)
   Contract maintenance charges..............................................................   (10,861)    (19,619)
                                                                                              ---------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  (186,117)   (975,149)
                                                                                              ---------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         6           6
                                                                                              ---------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (140,091)   (798,268)
NET ASSETS -- BEGINNING OF PERIOD............................................................   349,308   1,147,576
                                                                                              ---------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 209,217  $  349,308
                                                                                              =========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................        --          --
  Redeemed...................................................................................        --          --
                                                                                              ---------  ----------
  Net Increase (Decrease)....................................................................        --          --
                                                                                              =========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................         2          23
  Redeemed...................................................................................        (4)        (30)
                                                                                              ---------  ----------
  Net Increase (Decrease)....................................................................        (2)         (7)
                                                                                              =========  ==========

                                                                                                     TEMPLETON
                                                                                                DEVELOPING MARKETS
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  151,646  $   89,972
  Net realized gain (loss) on investments....................................................   (168,145)   (323,815)
  Change in unrealized appreciation (depreciation) of investments............................   (100,959)  1,206,811
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from operations......................................   (117,458)    972,968
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,442,564   1,255,966
   Transfers between Variable Investment Options including guaranteed interest account, net..   (432,479)    710,277
   Redemptions for contract benefits and terminations........................................   (270,044)   (270,331)
   Contract maintenance charges..............................................................   (569,139)   (522,515)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    170,902   1,173,397
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................      3,798         408
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     57,242   2,146,773
NET ASSETS -- BEGINNING OF PERIOD............................................................  9,640,876   7,494,103
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $9,698,118  $9,640,876
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         29          35
  Redeemed...................................................................................        (28)        (23)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................          1          12
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                TEMPLETON GLOBAL BOND
                                                                                                   SECURITIES FUND
                                                                                              -------------------------
                                                                                                  2013          2012
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,247,739  $ 3,803,931
  Net realized gain (loss) on investments....................................................     (627,467)    (343,363)
  Change in unrealized appreciation (depreciation) of investments............................   (1,880,852)   5,286,191
                                                                                              ------------  -----------
  Net increase (decrease) in net assets from operations......................................      739,420    8,746,759
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    5,707,858    4,730,443
   Transfers between Variable Investment Options including guaranteed interest account, net..  (20,536,120)   4,937,953
   Redemptions for contract benefits and terminations........................................   (1,112,618)  (2,423,750)
   Contract maintenance charges..............................................................   (1,960,884)  (1,512,324)
   Adjustments to net assets allocated to contracts in payout period.........................            0            0
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................  (17,901,764)   5,732,322
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           (2)          --
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (17,162,346)  14,479,081
NET ASSETS -- BEGINNING OF PERIOD............................................................   71,476,591   56,997,510
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $ 54,314,245  $71,476,591
                                                                                              ============  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          345          189
  Redeemed...................................................................................         (442)        (120)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................          (97)          69
                                                                                              ============  ===========
UNIT ACTIVITY CLASS S
  Issued.....................................................................................           --           --
  Redeemed...................................................................................           --           --
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................           --           --
                                                                                              ============  ===========

                                                                                                 TEMPLETON GROWTH
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   57,995  $   19,976
  Net realized gain (loss) on investments....................................................    181,766     (17,909)
  Change in unrealized appreciation (depreciation) of investments............................    450,461     213,510
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from operations......................................    690,222     215,577
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    281,760     142,020
   Transfers between Variable Investment Options including guaranteed interest account, net..  2,222,286     143,068
   Redemptions for contract benefits and terminations........................................    (71,124)    (62,299)
   Contract maintenance charges..............................................................   (152,778)    (81,729)
   Adjustments to net assets allocated to contracts in payout period.........................          0           0
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................  2,280,144     141,060
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................        (13)          3
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,970,353     356,640
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,364,454   1,007,814
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,334,807  $1,364,454
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         27           7
  Redeemed...................................................................................         (9)         (6)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         18           1
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS S
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                     VAN ECK VIP
                                                                                                     GLOBAL HARD
                                                                                                     ASSETS FUND
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $    21,195  $    29,945
  Net realized gain (loss) on investments....................................................    (546,449)     (94,620)
  Change in unrealized appreciation (depreciation) of investments............................   1,706,694      264,565
                                                                                              -----------  -----------
  Net increase (decrease) in net assets from operations......................................   1,181,440      199,890
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,071,078    1,479,838
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,036,988)   1,096,546
   Redemptions for contract benefits and terminations........................................    (634,841)    (328,613)
   Contract maintenance charges..............................................................    (691,771)    (629,130)
   Adjustments to net assets allocated to contracts in payout period.........................           0            0
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowner transactions......................    (292,522)   1,618,641
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................           3           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     888,921    1,818,531
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,741,981    9,923,450
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $12,630,902  $11,741,981
                                                                                              ===========  ===========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS S
  Issued.....................................................................................          38           59
  Redeemed...................................................................................         (41)         (43)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          (3)          16
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 VANGUARD VARIABLE
                                                                                                 INSURANCE FUND --
                                                                                              EQUITY INDEX PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................... $   65,776  $   45,054
  Net realized gain (loss) on investments....................................................    368,797     312,484
  Change in unrealized appreciation (depreciation) of investments............................  1,091,063     175,294
                                                                                              ----------  ----------
  Net increase (decrease) in net assets from operations......................................  1,525,636     532,832
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    688,582     383,876
   Transfers between Variable Investment Options including guaranteed interest account, net..    136,888     534,896
   Redemptions for contract benefits and terminations........................................   (371,607)   (109,549)
   Contract maintenance charges..............................................................   (202,647)   (197,449)
   Adjustments to net assets allocated to contracts in payout period.........................          0           0
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowner transactions......................    251,216     611,774
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account FP...................         (2)         --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,776,850   1,144,606
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,687,257   3,542,651
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,464,107  $4,687,257
                                                                                              ==========  ==========

CHANGES IN UNITS (000'S):
UNIT ACTIVITY INVESTOR SHARE CLASS
  Issued.....................................................................................          6          12
  Redeemed...................................................................................         (5)         (8)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................          1           4
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
(a)The unit activity for the EQ/Money Market Variable Investment Option for the year ended December 31, 2012, included units redeemed of 12 Class A units and 3 Class B units that were previously represented in error as outstanding at December 31, 2011, as they were effectively redeemed prior to that date.
(b)Units were made available on May 20, 2013

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account FP ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series/(R)/, AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc., EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc., The Prudential Series Fund, Van Eck VIP Trust, and Vanguard Variable Insurance Fund (collectively, "the Trusts"). The Trusts are open-ended investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Diversified Dividend Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Mid Cap Value Fund

     AMERICAN FUNDS INSURANCE SERIES/(R)/
 .   American Funds Insurance Series/(R)/ Global Small Capitalization Fund/SM/
 .   American Funds Insurance Series/(R)/ New World Fund(R)

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology
 .   Target 2015 Allocation
 .   Target 2025 Allocation
 .   Target 2035 Allocation
 .   Target 2045 Allocation

     BLACKROCK VARIABLE SERIES FUNDS, INC.
 .   BlackRock Global Allocation V.I. Fund

     EQ ADVISORS TRUST*
 .   All Asset Aggressive-Alt 25
 .   All Asset Growth-Alt 20
 .   All Asset Moderate Growth-Alt 15
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager International
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond
 .   EQ/International Core PLUS
 .   EQ/International Equity Index
 .   EQ/International Value PLUS
 .   EQ/Invesco Comstock
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

1. Organization (Continued)

 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/UBS Growth and Income
 .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager: Growth Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Equity-Income Portfolio
 .   Fidelity(R) VIP Growth & Income Portfolio
 .   Fidelity(R) VIP High Income Portfolio
 .   Fidelity(R) VIP Investment Grade Bond Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio
 .   Fidelity(R) VIP Money Market Portfolio
 .   Fidelity(R) VIP Value Portfolio
 .   Fidelity(R) VIP Value Strategies Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Rising Dividends Securities Fund
 .   Franklin Small Cap Value Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Dividend Opportunities
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Science and Technology
 .   Ivy Funds VIP Small Cap Growth

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Utilities Series

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Real Return Portfolio
 .   PIMCO Total Return Portfolio

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Equity Income Portfolio - II
 .   T. Rowe Price Health Sciences Portfolio - II

     THE PRUDENTIAL SERIES FUND
 .   Natural Resources Portfolio

     VAN ECK VIP TRUST
 .   Van Eck VIP Global Hard Assets Fund

     VANGUARD VARIABLE INSURANCE FUND
 .   Vanguard Variable Insurance Fund - Equity Index Portfolio

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

   The Account is used to fund benefits for the following Variable Life products (collectively, the "Contracts"):

 .   Accumulator Life
 .   Incentive Life
 .   Incentive Life 2000
 .   Incentive Life Sales (1999 and after)
 .   Incentive Life '02
 .   Incentive Life '06
 .   Incentive Life(R) Optimizer
 .   Incentive Life Optimizer II
 .   Incentive Life Plus/SM/
 .   Incentive Life Plus Original Series
 .   Paramount Life
 .   IL Legacy
 .   IL Legacy II
 .   IL ProtectorSM
 .   Incentive Life COLI
 .   Incentive Life COLI '04
 .   Champion 2000
 .   Survivorship 2000
 .   Survivorship Incentive Life 1999
 .   Survivorship Incentive Life '02
 .   Survivorship Incentive Life(R) Legacy
 .   SP-Flex
 .   Corporate Owned Incentive Life(R)

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

1. Organization (Concluded)


   The Incentive Life 2000, Champion 2000 and Survivorship 2000 Contracts are herein referred to as the "Series 2000 Policies." Incentive Life Plus/SM/ Contracts offered with a prospectus dated on or after September 15, 1995, are referred to as "Incentive Life Plus/SM/." Incentive Life Plus Contracts issued with a prior prospectus are referred to as "Incentive Life Plus Original Series."

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account supports the operations of various AXA Equitable insurance products. These products are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution channel. These financial statement footnotes discuss the products, charges and investment returns applicable to those Variable Investment Options supporting life insurance products which are sold through both AXA Equitable's Agent Distribution channel and AXA Equitable's Independent Broker Dealer Distribution Channel.

   The amount retained by AXA Equitable in the Account arises primarily from
   (1) contributions from AXA Equitable, (2) mortality and expense risk charges, administrative charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation of units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account").

   Each of the Variable Investment Options of the Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners of the Variable Investment Options of the Account.

   In the normal course of business, AXA Equitable on behalf of the Variable Investment Options may have agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts using the fair value of the underlying assets of each Portfolio less liabilities.

   Investment Transactions and Investment Income:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

   Due to and Due from:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   Accumulation Nonunitized:

   Accumulation nonunitized represents a product offered based upon a dollar amount (starting at $1) rather than units. It is similar to Accumulation Units accounts, which are based upon units, as the dollar amount of the Contractowner account changes with the investment activity of the Variable Investment Option the Contract is invested in, net of contract charges.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Concluded)


   Contract Payments and Transfers:

   Payments received from Contractowners represent participant contributions under the Contracts reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to the Variable Investment Options, and (except for SP-Flex Contracts), to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013


4. Purchases and Sales of Investments


   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

                                                                          PURCHASES      SALES
                                                                         ------------ ------------
All Asset Aggressive-ALT 25............................................. $  1,448,506 $    346,320
All Assset Growth-Alt 20................................................    5,192,508    1,988,380
All Asset Moderate Growth-ALT 15........................................      964,499       54,614
American Century VP Mid Cap Value.......................................   11,666,543    6,576,906
American Funds Insurance Series(R) Global Small Capitalization Fund/SM/.      909,297       80,677
American Funds Insurance Series(R) New World Fund(R)....................    1,027,855      112,445
AXA Aggressive Allocation...............................................   17,588,012   18,294,196
AXA Balanced Strategy...................................................    7,015,951    1,387,597
AXA Conservative Allocation.............................................    7,982,277    9,841,993
AXA Conservative Growth Strategy........................................    1,096,821      495,520
AXA Conservatve Strategy................................................      616,129      273,919
AXA Conservative-PLUS Allocation........................................    7,564,406    8,193,122
AXA Growth Strategy.....................................................    8,201,672      779,311
AXA Moderate Allocation.................................................   67,707,634  121,397,454
AXA Moderate Growth Strategy............................................   16,377,044    1,694,214
AXA Moderate-PLUS Allocation............................................   58,184,548   44,913,496
AXA Tactical Manager 400................................................    1,858,261    1,160,142
AXA Tactical Manager 500................................................    1,192,737      685,498
AXA Tactical Manager 2000...............................................    1,210,035      761,075
AXA Tactical Manager International......................................      632,032    1,096,022
BlackRock Global Allocation V.I. Fund...................................    3,515,769    3,051,353
EQ/AllianceBernstein Small Cap Growth...................................   25,201,681   29,797,823
EQ/BlackRock Basic Value Equity.........................................   19,948,228   28,069,162
EQ/Boston Advisory Equity Income........................................    6,719,904    6,170,608
EQ/Calvert Socially Responsible.........................................      265,557      312,831
EQ/Capital Guardian Research............................................    7,666,434   12,032,750
EQ/Common Stock Index...................................................   45,789,602  172,061,908
EQ/Core Bond Index......................................................   10,352,269   10,519,551
EQ/Equity 500 Index.....................................................   63,202,968   85,088,488
EQ/Equity Growth PLUS...................................................    4,368,579   14,174,377
EQ/GAMCO Mergers & Acquisitions.........................................    3,271,886    3,452,575
EQ/GAMCO Small Company Value............................................   29,465,513   15,809,012
EQ/Global Bond PLUS.....................................................    4,880,888    5,878,060
EQ/Global Multi-Sector Equity...........................................    7,439,897   22,673,967
EQ/Intermediate Government Bond.........................................   17,302,163   21,631,600
EQ/International Core PLUS..............................................    2,900,607    5,960,403
EQ/International Equity Index...........................................   16,033,653   37,956,531
EQ/International Value PLUS.............................................    8,870,818   14,895,314
EQ/Invesco Comstock.....................................................    4,828,586    2,261,356
EQ/JPMorgan Value Opportunities.........................................    3,624,314    4,296,216
EQ/Large Cap Core PLUS..................................................    4,755,368    1,472,070
EQ/Large Cap Growth Index...............................................   17,421,909   20,791,560
EQ/Large Cap Growth PLUS................................................    6,011,084   18,504,253
EQ/Large Cap Value Index................................................    3,118,822    2,496,496
EQ/Large Cap Value PLUS.................................................    8,938,325   42,853,683
EQ/Lord Abbett Large Cap Core...........................................    3,792,141    2,841,054
EQ/MFS International Growth.............................................    7,378,852    5,173,038
EQ/Mid Cap Index........................................................   12,755,936   14,403,072
EQ/Mid Cap Value PLUS...................................................    5,632,398   26,970,212
EQ/Money Market.........................................................  186,582,096  210,692,826
EQ/Montag & Caldwell Growth.............................................    6,509,565   10,279,570

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

4. Purchases and Sales of Investments (Continued)

                                                                           PURCHASES     SALES
                                                                          ----------- -----------
EQ/Morgan Stanley Mid Cap Growth......................................... $ 9,563,976 $16,035,012
EQ/Pimco Ultra Short Bond................................................   9,208,032  13,397,081
EQ/Quality Bond PLUS.....................................................   6,944,610  13,500,772
EQ/Small Company Index...................................................  12,873,610   9,394,534
EQ/T. Rowe Price Growth Stock............................................   8,691,954  11,712,140
EQ/UBS Growth & Income...................................................   2,499,936   1,240,372
EQ/Wells Fargo Omega Growth..............................................  43,283,813  15,495,409
Fidelity(R) VIP Asset Manger: Growth Portfolio...........................     355,240     743,403
Fidelity(R) VIP Contrafund(R) Portfolio..................................  43,821,887  19,750,435
Fidelity(R) VIP Equity-Income Portfolio..................................     503,984     304,950
Fidelity(R) VIP Growth & Income Portfolio................................   2,942,710   1,462,812
Fidelity(R) VIP High Income Portfoliio...................................   5,317,378   7,850,588
Fidelity(R) VIP Investment Grade Bond Portfolio..........................  17,176,267  24,059,992
Fidelity(R) VIP Mid Cap Portfolio........................................  13,244,344   9,498,285
Fidelity(R) VIP Money Market Portfolio...................................     885,232   1,525,507
Fidelity(R) VIP Value Portfolio..........................................     583,651     302,719
Fidelity(R) VIP Value Strategies Portfolio...............................     583,849     610,841
Franklin Rising Dividends Securities Fund................................  19,076,480  13,020,808
Franklin Small Cap Value Securities Fund.................................   4,157,939   1,478,252
Frankllin Strategic Income Securities Fund...............................  12,185,110   5,715,657
Goldman Sachs VIT Mid Cap Value Fund.....................................   4,312,942   4,999,368
Invesco V.I. Diversified Dividend Fund...................................   1,332,748     592,248
Invesco V.I. Global Real Estate Fund.....................................  12,661,003   7,792,773
Invesco V.I. International Growth Fund...................................   8,385,839   5,331,287
Invesco V.I. Mid Cap Core Equity Fund....................................   1,628,743     734,515
Invesco V.I. Small Cap Equity Fund.......................................   1,291,018     945,967
Ivy Funds VIP Dividend Opportunities.....................................   1,022,698     523,700
Ivy Funds VIP Energy.....................................................   5,159,203   3,534,451
Ivy Funds VIP High Income................................................   6,250,086     274,393
Ivy Funds VIP Mid Cap Growth.............................................   9,997,699   4,901,899
Ivy Funds VIP Science and Technology.....................................  19,001,332   8,619,363
Ivy Funds VIP Small Cap Growth...........................................   2,901,679   2,076,605
Lazard Retirement Emerging Markets Equity Portfolio......................  23,244,134  19,410,314
MFS(R) International Value Portfolio.....................................  24,677,320   9,891,808
MFS(R) Investors Growth Stock Series.....................................     978,302     938,510
MFS(R) Investors Trust Series............................................     769,444     221,538
MFS(R) Utilities Series..................................................     863,108     475,896
Multimanager Aggressive Equity...........................................   3,382,929  42,214,718
Multimanager Core Bond...................................................  10,393,531  16,910,831
Multimanager International Equity........................................   7,006,596  10,185,015
Multimanager Large Cap Core Equity.......................................     747,660   1,509,946
Multimanager Large Cap Value.............................................   1,693,723   4,144,943
Multimanager Mid Cap Growth..............................................  12,177,118   5,767,082
Multimanager Mid Cap Value...............................................   3,135,074  10,658,107
Multimanager Multi-Sector Bond...........................................  10,682,678  15,279,773
Multimanager Small Cap Growth............................................   4,110,680   2,233,581
Multimanager Small Cap Value.............................................   3,373,693   5,211,416
Multimanager Technology..................................................   5,484,105  14,893,732
Mutual Shares Securities Fund............................................   3,171,428   1,901,540
Natural Resources Portfoliio.............................................   7,377,910  12,525,603
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio.   4,258,492   2,950,967
PIMCO Variable Insurance Trust Real Return Portfolio.....................  11,723,162  18,279,544
PIMCO Variable Insurance Trust Total Return Portfolio....................  23,910,558  24,526,794
T. Rowe Price Equity Income Portfolio -- II..............................   6,349,153   2,801,813

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

4. Purchases and Sales of Investments (Concluded)

                                                             PURCHASES     SALES
                                                            ----------- -----------
T. Rowe Price Health Sciences Portfolio - II............... $ 3,070,780 $ 1,893,715
Target 2015 Allocation.....................................     251,803     831,117
Target 2025 Allocation.....................................     578,868   1,198,777
Target 2035 Allocation.....................................     763,072     351,688
Target 2045 Allocation.....................................      65,638     246,342
Templeton Developing Markets Securities Fund...............   3,282,434   2,959,888
Templeton Global Bond Securities Fund......................  36,421,864  50,164,432
Templeton Growth Securities Fund...........................   3,478,786   1,140,647
Van Eck VIP Global Hard Assets Fund........................   4,161,948   4,193,309
Vanguard Variable Insurance Fund -- Equity Index Portfolio.   1,245,629     789,089

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable and affiliates serve as investment managers of the Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in their capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to the Portfolios and are responsible for retaining and discontinuing the services of those advisors or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.11% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors"), and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.00% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

5. Expenses and Related Party Transactions (Concluded)

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell Contracts for these companies are appointed as agents of AXA Equitable and are registered representatives of the agencies and affiliated broker-dealer. AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013



6. Contractowner Charges

   Under the Contracts, AXA Equitable assumes mortality and expense risks and, to cover these risks, charges the daily net assets of the Account. These charges are reflected as "Asset-based Charges" in the Statement of Operations. The products have charges currently as shown below:

                                                               MORTALITY AND
                                                               EXPENSE RISKS      MORTALITY   ADMINISTRATIVE   TOTAL
                                                               -------------      ---------   --------------   -----

Accumulator Life..............................................     varies (b)(d)   varies(b)     varies (b)(f) varies

Incentive Life, Champion 2000.................................        0.60%(a)         --             --       0.60%

Incentive Life 2000, Incentive Life 1999, Incentive Life Plus.      0.60%(l)(o)        --             --       0.60%

Incentive Life '02............................................     varies (b)(g)       --             --       0.80%

Incentive Life '06............................................      0.85%(b)(e)        --             --       0.85%

Survivorship Incentive Life '02...............................      0.90%(b)(m)        --             --       0.90%

Paramount Life................................................        0.60%(a)         --             --       0.60%

Incentive Life Plus Original Series...........................      0.60%(b)(l)        --             --       0.60%

Incentive Life COLI...........................................        0.60%(b)         --             --       0.60%

Incentive Life COLI '04.......................................      0.75%(b)(c)        --             --       0.75%

Survivorship Incentive Life 1999..............................        0.60%(a)         --             --       0.60%

Survivorship 2000.............................................        0.90%(a)         --             --       0.90%

IL Legacy.....................................................      1.75%(b)(h)        --             --       1.75%

IL Legacy II..................................................     0.85%(b)(i)(l)      --             --       0.85%

IL Protector..................................................        0.80%(a)         --             --       0.80%

SP-Flex.......................................................        0.85%(a)      0.60%(a)       0.35%(a)    1.80%

Incentive Life(R) Optimizer...................................     0.85%(b)(e)(l)      --             --       0.85%

Incentive Life Optimizer II...................................     0.85%(b)(e)(l)      --             --       0.85%

Survivorship Incentive Life(R) Legacy.........................      0.55%(b)(j)        --             --       0.55%

Corporate Owned Incentive Life(R).............................     0.35%(b)(k)(l)      --             --       0.35%

   ----------
  (a)Charged to daily net assets of the Account.
  (b)Charged to Contractowners Account and is included in Transfer for contract benefits and terminations in the Statements of Changes in Net Assets.
  (c)Policy years 1-5 0.75% (1.00% maximum)
 Policyyears 6-20 0.55% (0.75% maximum)
 Policyyears 21+ 0.35% (0.50% maximum)
  (d)Varies by age, sex, class. The highest current charge is 1.21%. Policyyears 1-10 0.71% to 1.46% maximum
 Policyyears 11+ 0.30% to 0.50% maximum
  (e)Policy years 1-8 0.85% (1.00% maximum)
 Policyyears 9-10 0.00% (1.00% maximum)
 Policyyears 11+ 0.00% (0.50% maximum)
  (f)Policy years 1-10 0.72% to 1.73%
 Policyyears 11+ 0.11% to 0.32%
  (g)Policy years 1-15 0.80%, 0.70% or 0.60% depending (0.80% maximum) Policy years 16+ 0.30% or 0.20% depending (0.50% maximum)
  (h)Policy years 1-10 1.75% (maximum and current)
 Policyyears 11-20 0.25% (0.50% maximum)
 PolicyYears 21+ 0.00% (0.50% maximum)
  (i)Policy years 1-15 0.85% (maximum and current)
 Policyyears 16+ 0.00% (0.85% maximum)
    Forpolicies with the ENLG rider, there is an additional charge of 0.15% deductedwhile the rider is in effect.
  (j)Policy years 1-15 0.55% (maximum and current)
 Policyyears 16+ 0.05% (0.55% maximum)
    Forpolicies with the ENLG rider, there is an additional charge of 0.70% deducteduntil age 100 of the younger insured.
  (k)Policy years 1-10 0.15% (0.50% maximum); however, 0.35% (0.50% maximum) of any account value allocated to MSO segments.
 Policyyears 11+ 0.10% (0.35% maximum)
  (l)For policies with MSO, there is an additional charge of 1.40% (2.40% maximum) of any policy account value allocated to each segment.
  (m)Policy year 1-15 0.90% (maximum and current)
 Policyyear 16+ 0.60% or 0.30% depending (0.90% maximum)
  (o)Charged to daily net assets of the Account for all investment options except MSO. However, for any account value allocated to MSO segments, the M & E is charged to Contract owners Account.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Contractowner Charges (Continued)


   The Accumulator Life Program utilizes two insurance products -- a single premium fixed annuity contract and a flexible premium variable life insurance policy. The Program is designed to provide a simple method to purchase a variable life insurance policy with a single purchase payment. The Accumulator Life mortality and expense guaranteed risk charges are 0.71% to 1.46% in years 1 to 10 and 0.30% to 0.50% in years 11 and beyond. The current mortality and expense risk charges are lower than the guaranteed charges. The highest current charge is 1.21%. Beginning in year 11, the current rates are scheduled to decrease further. As Accumulator Life was first offered in 2004, future decreases have not yet taken effect. The Accumulator Life guaranteed administrative charges vary in years 1 to 10 from 0.72% to 1.73% of the Policy Account Value, depending on age, sex, and class. The current and guaranteed basis charges are equal. Beginning in policy year 11 the administrative rates are guaranteed to decrease. The Accumulator Life current cost of insurance charges vary in years 1 to 10 from 1.27% to 2.42% of the greater of (1) the Policy Account Value and
   (2) the Mortality Charge Base (accumulation of the 7-pay premiums due, up to that time at 4%), depending on the age, sex, and class. Beginning in policy year 11 the current cost of insurance charges decrease on a current basis. The cost of insurance charge is capped at the guaranteed cost of insurance rate times the Net Amount of Risk.

   The Incentive Life '02 mortality and expense risk charge of 0.80%, 0.70% or 0.60% will be in effect for the first 15 policy years depending upon the value of the Contractowner's Variable Investment Options. For policy years 16 and later the charge is currently 0.30% or 0.20%, depending upon the value of the Contractowner's Variable Investment Options. The Survivorship Incentive Life '02 mortality and expense risk charge of 0.90% will be in effect for the first 15 policy years. For policy years 16 and later the charge is currently 0.60% and 0.30% depending upon the value of the Contractowner's Variable Investment Options. The current mortality and expense risk charges are lower than guaranteed charges.

   The Incentive Life Legacy mortality and expense risk charge of 1.75% will be in effect for the first ten policy years on a current and guaranteed basis. For policy years 11-20, the charge is currently 0.25% and for policy years 21 and later, it is 0.00%. In policy years 11 and later the current mortality and expense risk charges are lower than guaranteed charges.

   The Incentive Life '06, Incentive Life(R) Optimizer, and Incentive Life Optimizer II mortality and expense risk charge of 0.85% will be in effect for the first eight policy years on a current basis. For policy years 9 and later, no charge is deducted on a current basis. The current mortality and expense risk charges are lower than the guaranteed charges.

   The Survivorship Incentive Life(R) Legacy mortality and expense risk charge of 0.55% will be in effect for the first fifteen policy years. For policy years sixteen and later the charge is currently 0.05%. The current mortality and expense risk charges are lower than the guaranteed charges. For policies with the ENLG rider, there is an additional charge of 0.70% deducted until age 100 of the younger insured.

   The Corporate Owned Incentive Life(R) mortality and expense risk charge of 0.15% (0.35% of any account value allocated to MSO segments) will be in effect for the first ten policy years on a current basis. For policy years 11 and later, the charge will be 0.10% on a current basis. The current mortality and expense risk charges are lower than the guaranteed charges.

   For IL 2000, IL Plus, IL Plus Original Series, IL 99, IL Optimizer, IL Optimizer II, IL Legacy II and Corporate Owned Incentive Life(R) policies, there is an additional charge of 1.40% of any policy account value allocated to each segment of the Market Stabilizer Option on a current basis. The current percentage charge for MSO is lower than the guaranteed charge.

   Before amounts are remitted to the Account for Incentive Life, IL Plus Original Series, IL Protector, Incentive Life Plus, Incentive Life COLI, Incentive Life COLI '04, Corporate Owned Incentive Life, and the Series 2000 Policies, AXA Equitable deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium charge (Incentive Life Plus, Survivorship Incentive Life 1999, Survivorship Incentive Life '02, Incentive Life 1999, Incentive Life '02, Incentive Life '06, Incentive Life Legacy, Paramount Life, IL Protector, Incentive Life COLI '04, IL Optimizer, IL Optimizer II, SIL Legacy, IL Legacy II, Corporate Owned Incentive Life, and Series 2000 Policies) from premiums.

   Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

   Contractowners' accounts are assessed monthly by AXA Equitable for mortality cost of insurance and optional rider benefit charges and administrative charges. SP-Flex mortality and expense and administrative charges are deducted daily. These charges are withdrawn from the Accounts along with amounts for additional benefits and are included in Transfers for contract benefits and terminations and Contract maintenance charges. Policy loans are reported in the Statements of Changes in Net Assets, in Transfers between Variable Investment Options including guaranteed interest account, net. Surrenders are included in the Transfers for contract benefits and terminations.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Contractowner Charges (Concluded)


   The table below lists all the fees charged by the Separate Account assessed as a redemption of units; the range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract, election of riders, or Contractowner's account value. These charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets.

                                               WHEN CHARGE
               CHARGES                         IS DEDUCTED                     AMOUNT DEDUCTED                 HOW DEDUCTED
                -------                         -----------                    ---------------                  ------------
Riders                                  Monthly                     Amount varies depending on the         Unit liquidation from
                                                                    specifics of your policy. Depending    account value
                                                                    on the rider, may be additional
                                                                    charges deducted from premiums and
                                                                    upon exercise of a policy
                                                                    continuation benefit.

Death Benefit Guarantee (Guaranteed     Monthly                     LOW - $0.01 for each $1,000 of face    Unit liquidation from
Minimum Death Benefit Charge)                                       amount of the policy.                  account value

                                                                    HIGH - $0.02 for each $1,000 of face
                                                                    amount of the policy.

Charge for State and Local Tax Expense  At time of premium payment  Varies by state of residence of        Deducted from premium
                                                                    insured person.

Charge for Federal Tax Expenses         At time of premium payment  1.25%                                  Deducted from premium

Premium Charge                          At time of premium payment  Depending on the policy, varies from   Deducted from premium
                                                                    a flat fee of $2 to $250 to a range
                                                                    of 2.25% to 30% of premiums

Monthly administrative charges          Monthly                     LOW - $8 per month                     Unit liquidation from
                                                                                                           account value
                                                                    HIGH - Depending on face amount,
                                                                    policyholder age at issue and policy
                                                                    year, up to $55 per month.

                                                                    Depending on the policy, may also be
                                                                    a charge per $1,000 of face amount
                                                                    ranging from $0.03 to $0.70

Cost of Insurance (COI) and Rating      Monthly                     Amount varies depending upon           Unit liquidation from
charge                                                              specifics of policy.                   account value
                                                                    COI based upon amount at risk. Rating
                                                                    Charge
                                                                    based upon face amount of insurance.

Surrender, termination or decrease in   At time of transaction      The amount of surrender charges if     Unit liquidation from
face amount of policy during the first                              applicable is set forth in your        account value
10 or 15 years depending on Contract                                policy.

Partial Withdrawal                      At time of transaction.     $25 ( or if less, 2% of the            Unit liquidation from
                                                                    withdrawal), if applicable             account value

Increase in policy's face amount        At time of transaction.     $1.50 for each $1,000 of the increase  Unit liquidation from
                                                                    (but not more than $250 in total), if  account value
                                                                    applicable

Administrative Surrender Charge         At time of transaction.     $2 to $6 per 1,000 depending on issue  Unit liquidation from
                                                                    age which after the third year         account value
                                                                    declines if applicable

                                                                    Depending on the policy, may also be
                                                                    a charge per policy ranging from $450
                                                                    to $540 which after the third year
                                                                    declines

Transfers among investment options      At time of transaction.     LOW - $25 after 12 transfers if        Unit liquidation from
per policy year                                                     applicable                             account value
                                                                    HIGH - $25 per transfer

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013


7. Financial Highlights

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                                         YEARS ENDED DECEMBER 31,
                                                                   -----------------------------------------------------------
                                                                    UNIT         UNITS          ACCUMULATION      INVESTMENT
                                                                    VALUE  OUTSTANDING (000S) UNIT VALUE (000S) INCOME RATIO**
                                                                   ------- ------------------ ----------------- --------------
ALL ASSET AGGRESSIVE-ALT 25
               Unit Value 0.00% to 0.90%*
2013           Lowest contract charge 0.00% Class B(f)             $108.48         --                   --             --
               Highest contract charge 0.90% Class B(f)            $107.85         --                   --             --
               All contract charges                                     --         10              $ 1,140           2.57%
ALL ASSET GROWTH-ALT 20
               Unit Value 0.00% to 0.90%*
2013           Lowest contract charge 0.00% Class B                $133.30         --                   --             --
               Highest contract charge 0.90% Class B               $128.92         --                   --             --
               All contract charges                                     --        112              $14,861           1.46%
2012           Lowest contract charge 0.00% Class B                $116.80         --                   --             --
               Highest contract charge 0.90% Class B               $113.99         --                   --             --
               All contract charges                                     --         94              $10,924           1.87%
2011           Lowest contract charge 0.00% Class B                $104.30         --                   --             --
               Highest contract charge 0.90% Class B               $102.72         --                   --             --
               All contract charges                                     --         54              $ 5,611           2.12%
2010           Lowest contract charge 0.00% Class B(d)             $108.07         --                   --             --
               Highest contract charge 0.90% Class B(d)            $107.40         --                   --             --
               All contract charges                                     --         15              $ 1,660           4.25%
ALL ASSET MODERATE GROWTH-ALT 15
               Unit Value 0.00% to 0.90%*
2013           Lowest contract charge 0.00% Class B(f)             $104.94         --                   --             --
               Highest contract charge 0.90% Class B(f)            $104.33         --                   --             --
               All contract charges                                     --          9              $   925           2.85%
AMERICAN CENTURY VP MID CAP VALUE FUND
               Unit Value 0.00% to 0.90%*
2013           Lowest contract charge 0.00% Class II               $159.77         --                   --             --
               Highest contract charge 0.90% Class II              $154.53         --                   --             --
               All contract charges                                     --        163              $22,584           1.08%
2012           Lowest contract charge 0.00% Class II               $123.00         --                   --             --
               Highest contract charge 0.90% Class II              $120.04         --                   --             --
               All contract charges                                     --        119              $13,517           1.79%
2011           Lowest contract charge 0.00% Class II               $105.82         --                   --             --
               Highest contract charge 0.90% Class II              $104.22         --                   --             --
               All contract charges                                     --        150              $15,606           1.26%
2010           Lowest contract charge 0.00% Class II(d)            $106.72         --                   --             --
               Highest contract charge 0.90% Class II(d)           $106.06         --                   --             --
               All contract charges                                     --        107              $11,195           2.28%
AMERICAN INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION FUND/SM/
               Unit Value 0.00% to 0.90%*
2013           Lowest contract charge 0.00% Class 4(f)             $112.59         --                   --             --
               Highest contract charge 0.90% Class 4(f)            $111.94         --                   --             --
               All contract charges                                     --          8              $   869           0.17%
AMERICAN INSURANCE SERIES(R) NEW WORLD FUND(R)
               Unit Value 0.00% to 0.90%*
2013           Lowest contract charge 0.00% Class 4(f)             $106.91         --                   --             --
               Highest contract charge 0.90% Class 4(f)            $106.29         --                   --             --
               All contract charges                                     --         16              $   938           3.40%

                                                    --------
                                                      TOTAL
                                                    RETURN***
                                                    ---------

Unit Value 0.00% to 0.90%*
Lowest contract charge 0.00% Class B(f)                7.05%
Highest contract charge 0.90% Class B(f)               6.44%
All contract charges                                     --

Unit Value 0.00% to 0.90%*
Lowest contract charge 0.00% Class B                  14.13%
Highest contract charge 0.90% Class B                 13.10%
All contract charges                                     --
Lowest contract charge 0.00% Class B                  11.98%
Highest contract charge 0.90% Class B                 10.97%
All contract charges                                     --
Lowest contract charge 0.00% Class B                  (3.49)%
Highest contract charge 0.90% Class B                 (4.36)%
All contract charges                                     --
Lowest contract charge 0.00% Class B(d)               17.91%
Highest contract charge 0.90% Class B(d)              17.27%
All contract charges                                     --

Unit Value 0.00% to 0.90%*
Lowest contract charge 0.00% Class B(f)                4.19%
Highest contract charge 0.90% Class B(f)               3.62%
All contract charges                                     --

Unit Value 0.00% to 0.90%*
Lowest contract charge 0.00% Class II                 29.89%
Highest contract charge 0.90% Class II                28.73%
All contract charges                                     --
Lowest contract charge 0.00% Class II                 16.24%
Highest contract charge 0.90% Class II                15.18%
All contract charges                                     --
Lowest contract charge 0.00% Class II                 (0.84)%
Highest contract charge 0.90% Class II                (1.73)%
All contract charges                                     --
Lowest contract charge 0.00% Class II(d)              18.21%
Highest contract charge 0.90% Class II(d)             17.57%
All contract charges                                     --

Unit Value 0.00% to 0.90%*
Lowest contract charge 0.00% Class 4(f)               10.13%
Highest contract charge 0.90% Class 4(f)               9.53%
All contract charges                                     --

Unit Value 0.00% to 0.90%*
Lowest contract charge 0.00% Class 4(f)                5.36%
Highest contract charge 0.90% Class 4(f)               4.78%
All contract charges                                     --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                 VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                ------- ----------------- ----------------- -------------- ---------
AXA AGGRESSIVE ALLOCATION
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A      $197.53         --                  --             --        26.44%
      Highest contract charge 0.90% Class A     $180.05         --                  --             --        25.30%
      All contract charges                           --        356             $64,839           2.51%          --
2012  Lowest contract charge 0.00% Class A      $156.23         --                  --             --        14.17%
      Highest contract charge 0.90% Class A     $143.70         --                  --             --        13.15%
      All contract charges                           --        405             $58,114           0.84%          --
2011  Lowest contract charge 0.00% Class A      $136.84         --                  --             --        (7.27)%
      Highest contract charge 0.90% Class A     $127.00         --                  --             --        (8.11)%
      All contract charges                           --        464             $59,678           1.38%          --
2010  Lowest contract charge 0.00% Class A      $147.57         --                  --             --        13.36%
      Highest contract charge 0.90% Class A     $138.21         --                  --             --        12.34%
      All contract charges                           --        517             $73,607           1.76%          --
2009  Lowest contract charge 0.00% Class A      $130.17         --                  --             --        27.60%
      Highest contract charge 0.90% Class A     $123.02         --                  --             --        26.45%
      All contract charges                           --        541             $68,292           1.23%          --
AXA AGGRESSIVE ALLOCATION
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B      $193.51         --                  --             --        26.43%
      Highest contract charge 0.60% Class B     $181.94         --                  --             --        25.68%
      All contract charges                           --        413             $79,125           2.51%          --
2012  Lowest contract charge 0.00% Class B      $153.06         --                  --             --        14.17%
      Highest contract charge 0.60% Class B     $144.77         --                  --             --        13.48%
      All contract charges                           --        413             $62,581           0.84%          --
2011  Lowest contract charge 0.00% Class B      $134.06         --                  --             --        (7.50)%
      Highest contract charge 0.60% Class B     $127.57         --                  --             --        (8.05)%
      All contract charges                           --        414             $54,953           1.38%          --
2010  Lowest contract charge 0.00% Class B      $144.93         --                  --             --        13.08%
      Highest contract charge 0.90% Class B     $135.74         --                  --             --        12.06%
      All contract charges                           --        383             $55,053           1.76%          --
2009  Lowest contract charge 0.00% Class B      $128.17         --                  --             --        27.28%
      Highest contract charge 0.90% Class B     $121.13         --                  --             --        26.13%
      All contract charges                           --        342             $43,394           1.23%          --
AXA BALANCED STRATEGY
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B(c)   $134.82         --                  --             --        13.66%
      Highest contract charge 0.00% Class B     $134.82         --                  --             --        13.66%
      All contract charges                           --        119             $16,003           2.27%          --
2012  Lowest contract charge 0.00% Class B      $118.62         --                  --             --         8.54%
      Highest contract charge 0.00% Class B     $118.62         --                  --             --         8.54%
      All contract charges                           --         77             $ 9,132           0.93%          --
2011  Lowest contract charge 0.00% Class B      $109.29         --                  --             --        (2.39)%
      Highest contract charge 0.00% Class B     $109.29         --                  --             --        (2.39)%
      All contract charges                           --         44             $ 4,805           1.59%          --
2010  Lowest contract charge 0.00% Class B      $111.97         --                  --                       10.05%
      Highest contract charge 0.00% Class B     $111.97         --                  --             --        10.05%
      All contract charges                           --         15             $ 1,657           4.46%          --
2009  Lowest contract charge 0.00% Class B(c)   $101.74         --                  --             --         1.85%
      Highest contract charge 0.00% Class B(c)  $101.74         --                  --             --         1.85%
      All contract charges                           --         --             $     8           3.59%          --
AXA CONSERVATIVE ALLOCATION
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A      $149.08         --                  --             --         4.33%
      Highest contract charge 0.90% Class A     $135.89         --                  --             --         3.39%
      All contract charges                           --        299             $27,385           0.93%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                 VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                ------- ----------------- ----------------- -------------- ---------
AXA CONSERVATIVE ALLOCATION (CONTINUED)
2012  Lowest contract charge 0.00% Class A      $142.89         --                  --             --         4.58%
      Highest contract charge 0.90% Class A     $131.43         --                  --             --         3.64%
      All contract charges                           --        284             $28,647           0.83%          --
2011  Lowest contract charge 0.00% Class A      $136.63         --                  --             --         2.15%
      Highest contract charge 0.90% Class A     $126.81         --                  --             --         1.24%
      All contract charges                           --        252             $29,188           2.05%          --
2010  Lowest contract charge 0.00% Class A      $133.75         --                  --             --         7.54%
      Highest contract charge 0.90% Class A     $125.26         --                  --             --         6.57%
      All contract charges                           --        165             $20,469           2.30%          --
2009  Lowest contract charge 0.00% Class A      $124.37         --                  --             --        10.10%
      Highest contract charge 0.90% Class A     $117.54         --                  --             --         9.11%
      All contract charges                           --        235             $28,315           3.52%          --
AXA CONSERVATIVE ALLOCATION
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B      $146.04         --                  --             --         4.34%
      Highest contract charge 0.60% Class B     $137.31         --                  --             --         3.72%
      All contract charges                           --         71             $10,126           0.93%          --
2012  Lowest contract charge 0.00% Class B      $139.97         --                  --             --         4.58%
      Highest contract charge 0.60% Class B     $132.39         --                  --             --         3.95%
      All contract charges                           --         76             $10,376           0.83%          --
2011  Lowest contract charge 0.00% Class B      $133.84         --                  --             --         1.90%
      Highest contract charge 0.60% Class B     $127.36         --                  --             --         1.29%
      All contract charges                           --         72             $ 9,457           2.05%          --
2010  Lowest contract charge 0.00% Class B      $131.35         --                  --             --         7.27%
      Highest contract charge 0.90% Class B     $123.01         --                  --             --         6.30%
      All contract charges                           --         68             $ 8,753           2.30%          --
2009  Lowest contract charge 0.00% Class B      $122.45         --                  --             --         9.83%
      Highest contract charge 0.90% Class B     $115.72         --                  --             --         8.84%
      All contract charges                           --         57             $ 6,849           3.52%          --
AXA CONSERVATIVE GROWTH STRATEGY
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B      $129.42         --                  --             --        10.51%
      Highest contract charge 0.00% Class B     $129.42         --                  --             --        10.51%
      All contract charges                           --         32             $ 4,200           1.75%          --
2012  Lowest contract charge 0.00% Class B      $117.11         --                  --             --         7.20%
      Highest contract charge 0.00% Class B     $117.11         --                  --             --         7.20%
      All contract charges                           --         28             $ 3,305           1.28%          --
2011  Lowest contract charge 0.00% Class B      $109.24         --                  --             --        (1.39)%
      Highest contract charge 0.00% Class B     $109.24         --                  --             --        (1.39)%
      All contract charges                           --         10             $ 1,114           1.49%          --
2010  Lowest contract charge 0.00% Class B      $110.78         --                  --             --         9.15%
      Highest contract charge 0.00% Class B     $110.78         --                  --             --         9.15%
      All contract charges                           --          5             $   506           3.58%          --
2009  Lowest contract charge 0.00% Class B(c)   $101.49         --                  --             --         1.63%
      Highest contract charge 0.00% Class B(c)  $101.49         --                  --             --         1.63%
      All contract charges                           --         --             $     8           4.28%          --
AXA CONSERVATIVE STRATEGY
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B      $118.79         --                  --             --         4.38%
      Highest contract charge 0.00% Class B     $118.79         --                  --             --         4.38%
      All contract charges                           --         13             $ 1,509           1.16%          --
2012  Lowest contract charge 0.00% Class B      $113.81         --                  --             --         4.48%
      Highest contract charge 0.00% Class B     $113.81         --                  --             --         4.48%
      All contract charges                           --         10             $ 1,129           1.11%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                 VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                ------- ----------------- ----------------- -------------- ---------
AXA CONSERVATIVE STRATEGY (CONTINUED)
2011  Lowest contract charge 0.00% Class B      $108.93         --                  --             --         0.72%
      Highest contract charge 0.00% Class B     $108.93         --                  --             --         0.72%
      All contract charges                           --          8             $   870           1.35%          --
2010  Lowest contract charge 0.00% Class B      $108.15         --                  --             --         7.28%
      Highest contract charge 0.00% Class B     $108.15         --                  --             --         7.28%
      All contract charges                           --          6             $   696           3.35%          --
2009  Lowest contract charge 0.00% Class B(c)   $100.81         --                  --             --         1.00%
      Highest contract charge 0.00% Class B(c)  $100.81         --                  --             --         1.00%
      All contract charges                           --         --             $     1           5.24%          --
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A      $160.89         --                  --             --        10.24%
      Highest contract charge 0.90% Class A     $146.66         --                  --             --         9.25%
      All contract charges                           --        159             $20,835           1.36%          --
2012  Lowest contract charge 0.00% Class A      $145.95         --                  --             --         7.37%
      Highest contract charge 0.90% Class A     $134.24         --                  --             --         6.40%
      All contract charges                           --        164             $20,312           0.81%          --
2011  Lowest contract charge 0.00% Class A      $135.93         --                  --             --        (0.46)%
      Highest contract charge 0.90% Class A     $126.16         --                  --             --        (1.35)%
      All contract charges                           --        174             $20,541           1.64%          --
2010  Lowest contract charge 0.00% Class A      $136.56         --                  --             --         9.34%
      Highest contract charge 0.90% Class A     $127.89         --                  --             --         8.36%
      All contract charges                           --        206             $25,053           1.91%          --
2009  Lowest contract charge 0.00% Class A      $124.89         --                  --             --        14.70%
      Highest contract charge 0.90% Class A     $118.03         --                  --             --        13.67%
      All contract charges                           --        283             $33,330           3.39%          --
AXA CONSERVATIVE-PLUS ALLOCATION
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B      $157.62         --                  --             --        10.24%
      Highest contract charge 0.60% Class B     $148.19         --                  --             --         9.58%
      All contract charges                           --         95             $14,739           1.36%          --
2012  Lowest contract charge 0.00% Class B      $142.98         --                  --             --         7.37%
      Highest contract charge 0.60% Class B     $135.24         --                  --             --         6.73%
      All contract charges                           --        100             $13,996           0.81%          --
2011  Lowest contract charge 0.00% Class B      $133.16         --                  --             --        (0.71)%
      Highest contract charge 0.60% Class B     $126.71         --                  --             --        (1.31)%
      All contract charges                           --        101             $13,152           1.64%          --
2010  Lowest contract charge 0.00% Class B      $134.11         --                  --             --         9.07%
      Highest contract charge 0.90% Class B     $125.60         --                  --             --         8.09%
      All contract charges                           --         98             $12,914           1.91%          --
2009  Lowest contract charge 0.00% Class B      $122.96         --                  --             --        14.42%
      Highest contract charge 0.90% Class B     $116.20         --                  --             --        13.39%
      All contract charges                           --         91             $10,952           3.39%          --
AXA GROWTH STRATEGY
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B      $146.14         --                  --             --        20.20%
      Highest contract charge 0.00% Class B     $146.14         --                  --             --        20.20%
      All contract charges                           --        157             $22,986           2.98%          --
2012  Lowest contract charge 0.00% Class B      $121.58         --                  --             --        11.21%
      Highest contract charge 0.00% Class B     $121.58         --                  --             --        11.21%
      All contract charges                           --        107             $12,965           0.91%          --
2011  Lowest contract charge 0.00% Class B      $109.32         --                  --             --        (4.41)%
      Highest contract charge 0.00% Class B     $109.32         --                  --             --        (4.41)%
      All contract charges                           --         68             $ 7,470           1.62%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                 VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                ------- ----------------- ----------------- -------------- ---------
AXA GROWTH STRATEGY (CONTINUED)
2010  Lowest contract charge 0.00% Class B      $114.36          --                  --            --        11.69%
      Highest contract charge 0.00% Class B     $114.36          --                  --            --        11.69%
      All contract charges                           --          19          $    2,172          3.11%          --
2009  Lowest contract charge 0.00% Class B(c)   $102.40          --                  --            --         2.45%
      Highest contract charge 0.00% Class B(c)  $102.40          --                  --            --         2.45%
      All contract charges                           --           2          $      159          2.86%          --
AXA MODERATE ALLOCATION
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A      $345.90          --                  --            --        13.11%
      Highest contract charge 0.90% Class A     $308.91          --                  --            --        12.09%
      All contract charges                           --       1,601          $  898,254          1.57%          --
2012  Lowest contract charge 0.00% Class A      $305.80          --                  --            --         8.80%
      Highest contract charge 0.90% Class A     $275.58          --                  --            --         7.82%
      All contract charges                           --       1,765          $  876,394          0.76%          --
2011  Lowest contract charge 0.00% Class A      $281.06          --                  --            --        (2.15)%
      Highest contract charge 0.90% Class A     $255.59          --                  --            --        (3.03)%
      All contract charges                           --       1,904          $  904,360          1.67%          --
2010  Lowest contract charge 0.00% Class A      $287.23          --                  --            --        10.18%
      Highest contract charge 0.90% Class A     $263.57          --                  --            --         9.19%
      All contract charges                           --       2,084          $1,030,819          2.31%          --
2009  Lowest contract charge 0.00% Class A      $260.68          --                  --            --        17.30%
      Highest contract charge 0.90% Class A     $241.38          --                  --            --        16.25%
      All contract charges                           --       2,251          $1,030,287          1.61%          --
AXA MODERATE ALLOCATION
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B      $170.31          --                  --            --        13.12%
      Highest contract charge 0.60% Class B     $159.28          --                  --            --        12.44%
      All contract charges                           --         942          $  155,415          1.57%          --
2012  Lowest contract charge 0.00% Class B      $150.56          --                  --            --         8.80%
      Highest contract charge 0.60% Class B     $141.66          --                  --            --         8.15%
      All contract charges                           --       1,012          $  147,964          0.76%          --
2011  Lowest contract charge 0.00% Class B      $138.38          --                  --            --        (2.40)%
      Highest contract charge 0.60% Class B     $130.99          --                  --            --        (2.98)%
      All contract charges                           --       1,046          $  140,565          1.67%          --
2010  Lowest contract charge 0.00% Class B      $  1.00          --                  --            --         1.00%
      Highest contract charge 0.90% Class B     $142.39          --                  --            --         8.92%
      All contract charges                           --       1,031          $  142,138          2.31%          --
2009  Lowest contract charge 0.00% Class B      $128.99          --                  --            --        17.01%
      Highest contract charge 0.90% Class B     $130.72          --                  --            --        15.96%
      All contract charges                           --         926          $  116,123          1.61%          --
AXA MODERATE GROWTH STRATEGY
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B      $140.39          --                  --            --        16.88%
      Highest contract charge 0.00% Class B     $140.39          --                  --            --        16.88%
      All contract charges                           --         385          $   54,106          2.52%          --
2012  Lowest contract charge 0.00% Class B      $120.11          --                  --            --         9.84%
      Highest contract charge 0.00% Class B     $120.11          --                  --            --         9.84%
      All contract charges                           --         283          $   34,045          0.85%          --
2011  Lowest contract charge 0.00% Class B      $109.35          --                  --            --        (3.33)%
      Highest contract charge 0.00% Class B     $109.35          --                  --            --        (3.33)%
      All contract charges                           --         183          $   19,984          1.43%          --
2010  Lowest contract charge 0.00% Class B      $113.12          --                  --            --        10.87%
      Highest contract charge 0.00% Class B     $113.12          --                  --            --        10.87%
      All contract charges                           --          89          $   10,098          1.88%          --
2009  Lowest contract charge 0.00% Class B(c)   $102.03          --                  --            --         2.11%
      Highest contract charge 0.00% Class B(c)  $102.03          --                  --            --         2.11%
      All contract charges                           --          37          $    3,816          1.64%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                 VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                ------- ----------------- ----------------- -------------- ---------
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A      $189.13          --                 --             --        19.79%
      Highest contract charge 0.90% Class A     $172.39          --                 --             --        18.71%
      All contract charges                           --       1,261           $212,695           2.15%          --
2012  Lowest contract charge 0.00% Class A      $157.89          --                 --             --        11.53%
      Highest contract charge 0.90% Class A     $145.22          --                 --             --        10.52%
      All contract charges                           --       1,354           $192,933           0.79%          --
2011  Lowest contract charge 0.00% Class A      $141.57          --                 --             --        (4.72)%
      Highest contract charge 0.90% Class A     $131.40          --                 --             --        (5.58)%
      All contract charges                           --       1,493           $196,420           1.54%          --
2010  Lowest contract charge 0.00% Class A      $148.58          --                 --             --        11.83%
      Highest contract charge 0.90% Class A     $139.16          --                 --             --        10.82%
      All contract charges                           --       1,603           $226,810           1.93%          --
2009  Lowest contract charge 0.00% Class A      $132.87          --                 --             --        22.27%
      Highest contract charge 0.90% Class A     $125.57          --                 --             --        21.16%
      All contract charges                           --       1,623           $208,381           1.64%          --
AXA MODERATE-PLUS ALLOCATION
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B      $185.27          --                 --             --        19.79%
      Highest contract charge 0.60% Class B     $174.19          --                 --             --        19.07%
      All contract charges                           --       1,251           $229,433           2.15%          --
2012  Lowest contract charge 0.00% Class B      $154.67          --                 --             --        11.53%
      Highest contract charge 0.60% Class B     $146.29          --                 --             --        10.85%
      All contract charges                           --       1,212           $185,279           0.79%          --
2011  Lowest contract charge 0.00% Class B      $138.68          --                 --             --        (4.96)%
      Highest contract charge 0.60% Class B     $131.97          --                 --             --        (5.53)%
      All contract charges                           --       1,246           $170,658           1.54%          --
2010  Lowest contract charge 0.00% Class B      $145.92          --                 --             --        11.55%
      Highest contract charge 0.90% Class B     $136.66          --                 --             --        10.55%
      All contract charges                           --       1,171           $168,831           1.93%          --
2009  Lowest contract charge 0.00% Class B      $130.81          --                 --             --        21.95%
      Highest contract charge 0.90% Class B     $123.62          --                 --             --        20.85%
      All contract charges                           --       1,000           $129,202           1.64%          --
AXA TACTICAL MANAGER 400
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B      $150.51          --                 --             --        31.69%
      Highest contract charge 0.90% Class B     $145.56          --                 --             --        30.49%
      All contract charges                           --          20           $  2,992           0.17%          --
2012  Lowest contract charge 0.00% Class B      $114.29          --                 --             --        16.46%
      Highest contract charge 0.90% Class B     $111.55          --                 --             --        15.42%
      All contract charges                           --          16           $  1,749           0.14%          --
2011  Lowest contract charge 0.00% Class B      $ 98.14          --                 --             --        (8.22)%
      Highest contract charge 0.90% Class B     $ 96.65          --                 --             --        (9.04)%
      All contract charges                           --          25           $  2,417           0.05%          --
2010  Lowest contract charge 0.00% Class B(d)   $106.93          --                 --             --        21.45%
      Highest contract charge 0.90% Class B(d)  $106.26          --                 --             --        20.79%
      All contract charges                           --           8           $    804             --           --
AXA TACTICAL MANAGER 500
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B      $150.49          --                 --             --        30.93%
      Highest contract charge 0.90% Class B     $145.55          --                 --             --        29.76%
      All contract charges                           --          19           $  2,783           0.47%          --
2012  Lowest contract charge 0.00% Class B      $114.94          --                 --             --        14.83%
      Highest contract charge 0.90% Class B     $112.17          --                 --             --        13.79%
      All contract charges                           --          16           $  1,833           0.66%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                        YEARS ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                   UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                   VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                  ------- ----------------- ----------------- -------------- ---------
AXA TACTICAL MANAGER 500 (CONTINUED)
2011  Lowest contract charge 0.00% Class B        $100.10         --                  --             --        (3.75)%
      Highest contract charge 0.90% Class B       $ 98.58         --                  --             --        (4.62)%
      All contract charges                             --         12            $  1,249           0.57%
2010  Lowest contract charge 0.00% Class B(d)     $104.00         --                  --             --        17.17%
      Highest contract charge 0.90% Class B(d)    $103.35         --                  --             --        16.53%
      All contract charges                             --          6            $    618           0.47%          --
AXA TACTICAL MANAGER 2000
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B        $150.04         --                  --             --        37.39%
      Highest contract charge 0.90% Class B       $145.12         --                  --             --        36.16%
      All contract charges                             --         14            $  2,132           0.12%          --
2012  Lowest contract charge 0.00% Class B        $109.21         --                  --             --        15.44%
      Highest contract charge 0.90% Class B       $106.58         --                  --             --        14.41%
      All contract charges                             --         12            $  1,303           0.33%          --
2011  Lowest contract charge 0.00% Class B        $ 94.60         --                  --             --       (10.55)%
      Highest contract charge 0.90% Class B       $ 93.16         --                  --             --       (11.36)%
      All contract charges                             --         10            $    904           0.47%          --
2010  Lowest contract charge 0.00% Class B(d)     $105.76         --                  --             --        21.27%
      Highest contract charge 0.90% Class B(d)    $105.10         --                  --             --        20.60%
      All contract charges                             --          6            $    594           0.08%          --
AXA TACTICAL MANAGER INTERNATIONAL
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B        $124.51         --                  --             --        21.11%
      Highest contract charge 0.90% Class B       $120.42         --                  --             --        20.01%
      All contract charges                             --         13            $  1,617           0.00%          --
2012  Lowest contract charge 0.00% Class B        $102.81         --                  --             --        16.59%
      Highest contract charge 0.90% Class B       $100.34         --                  --             --        15.55%
      All contract charges                             --         17            $  1,836           0.64%          --
2011  Lowest contract charge 0.00% Class B        $ 88.18         --                  --             --       (16.05)%
      Highest contract charge 0.90% Class B       $ 86.84         --                  --             --       (16.80)%
      All contract charges                             --         17            $  1,507           2.58%          --
2010  Lowest contract charge 0.00% Class B(d)     $105.04         --                  --             --        22.34%
      Highest contract charge 0.90% Class B(d)    $104.38         --                  --             --        21.67%
      All contract charges                             --          5            $    524           1.32%          --
BLACKROCK GLOBAL ALLOCATION V.I. FUND
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class III      $129.41         --                  --             --        14.42%
      Highest contract charge 0.00% Class III     $129.41         --                  --             --        14.42%
      All contract charges                             --        149            $  7,005           1.07%          --
2012  Lowest contract charge 0.00% Class III      $113.10         --                  --             --         9.97%
      Highest contract charge 0.00% Class III     $113.10         --                  --             --         9.97%
      All contract charges                             --         93            $  6,025           1.27%          --
2011  Lowest contract charge 0.00% Class III      $102.85         --                  --             --        (3.64)%
      Highest contract charge 0.00% Class III     $102.85         --                  --             --        (3.64)%
      All contract charges                             --         94            $  6,986           4.38%          --
2010  Lowest contract charge 0.00% Class III(d)   $106.74         --                  --             --        15.08%
      Highest contract charge 0.00% Class III(d)  $106.74         --                  --             --        15.08%
      All contract charges                             --         17            $  1,392           5.09%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A        $397.78         --                  --             --        38.17%
      Highest contract charge 0.90% Class A       $342.12         --                  --             --        36.92%
      All contract charges                             --        438            $148,878           0.05%          --
2012  Lowest contract charge 0.00% Class A        $287.89         --                  --             --        15.59%
      Highest contract charge 0.90% Class A       $249.86         --                  --             --        14.55%
      All contract charges                             --        481            $123,156           0.21%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                         YEARS ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------
                                                    UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                    VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                   ------- ----------------- ----------------- -------------- ---------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH (CONTINUED)
2011     Lowest contract charge 0.00% Class A      $249.07         --                  --             --        (0.40)%
         Highest contract charge 0.90% Class A     $218.13         --                  --             --        (1.29)%
         All contract charges                           --        584            $134,094             --           --
2010     Lowest contract charge 0.00% Class A      $250.06         --                  --             --        33.58%
         Highest contract charge 0.90% Class A     $220.99         --                  --             --        32.38%
         All contract charges                           --        629            $146,763           0.04%          --
2009     Lowest contract charge 0.00% Class A      $187.20         --                  --             --        36.02%
         Highest contract charge 0.90% Class A     $166.93         --                  --             --        34.79%
         All contract charges                           --        664            $117,397           0.13%          --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
         Unit Value 0.00% to 0.60%*
2013     Lowest contract charge 0.00% Class B      $326.52         --                  --             --        38.17%
         Highest contract charge 0.60% Class B     $266.65         --                  --             --        37.35%
         All contract charges                           --        249            $ 67,968           0.05%          --
2012     Lowest contract charge 0.00% Class B      $236.31         --                  --             --        15.59%
         Highest contract charge 0.60% Class B     $194.14         --                  --             --        14.89%
         All contract charges                           --        270            $ 53,496           0.21%          --
2011     Lowest contract charge 0.00% Class B      $204.44         --                  --             --        (0.65)%
         Highest contract charge 0.60% Class B     $168.98         --                  --             --        (1.24)%
         All contract charges                           --        294            $ 50,570             --           --
2010     Lowest contract charge 0.00% Class B      $205.77         --                  --             --        33.25%
         Highest contract charge 0.90% Class B     $164.79         --                  --             --        32.05%
         All contract charges                           --        320            $ 55,480           0.04%          --
2009     Lowest contract charge 0.00% Class B      $154.43         --                  --             --        35.68%
         Highest contract charge 0.90% Class B     $124.79         --                  --             --        34.46%
         All contract charges                           --        339            $ 44,293           0.13%          --
EQ/BLACKROCK BASIC VALUE EQUITY
         Unit Value 0.00% to 0.60%*
2013     Lowest contract charge 0.00% Class A      $298.36         --                  --             --        37.75%
         Highest contract charge 0.60% Class A     $280.54         --                  --             --        36.92%
         All contract charges                           --        210            $ 38,163           1.61%          --
2012     Lowest contract charge 0.00% Class A      $216.60         --                  --             --        13.64%
         Highest contract charge 0.60% Class A     $204.89         --                  --             --        12.95%
         All contract charges                           --        204            $ 29,351           1.45%          --
2011     Lowest contract charge 0.00% Class A      $190.61         --                  --             --        (2.86)%
         Highest contract charge 0.60% Class A     $181.40         --                  --             --        (3.44)%
         All contract charges                           --        203            $ 27,534           1.27%          --
2010     Lowest contract charge 0.00% Class A      $196.23         --                  --             --        12.56%
         Highest contract charge 0.60% Class A     $187.87         --                  --             --        11.89%
         All contract charges                           --        193            $ 28,298           1.38%          --
2009     Lowest contract charge 0.00% Class A      $174.33         --                  --             --        30.60%
         Highest contract charge 0.60% Class A     $167.91         --                  --             --        29.82%
         All contract charges                           --        137            $ 23,060           2.76%          --
EQ/BLACKROCK BASIC VALUE EQUITY
         Unit Value 0.00% to 0.90%*
2013     Lowest contract charge 0.00% Class B      $392.69         --                  --             --        37.73%
         Highest contract charge 0.90% Class B     $337.76         --                  --             --        36.49%
         All contract charges                           --        485            $172,038           1.61%          --
2012     Lowest contract charge 0.00% Class B      $285.11         --                  --             --        13.63%
         Highest contract charge 0.90% Class B     $247.46         --                  --             --        12.61%
         All contract charges                           --        514            $132,813           1.45%          --
2011     Lowest contract charge 0.00% Class B      $250.90         --                  --             --        (3.10)%
         Highest contract charge 0.90% Class B     $219.75         --                  --             --        (3.98)%
         All contract charges                           --        604            $138,637           1.27%          --
2010     Lowest contract charge 0.00% Class B      $258.94         --                  --             --        12.28%
         Highest contract charge 0.90% Class B     $228.85         --                  --             --        11.27%
         All contract charges                           --        676            $160,888           1.38%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/BLACKROCK BASIC VALUE EQUITY (CONTINUED)
2009  Lowest contract charge 0.00% Class B   $230.61         --                  --             --        30.28%
      Highest contract charge 0.90% Class B  $205.66         --                  --             --        29.11%
      All contract charges                        --        658            $139,175           2.76%          --
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $134.19         --                  --             --        31.75%
      Highest contract charge 0.90% Class A  $126.30         --                  --             --        30.56%
      All contract charges                        --         45            $  5,916           1.94%          --
2012  Lowest contract charge 0.00% Class A   $101.85         --                  --             --        17.73%
      Highest contract charge 0.90% Class A  $ 96.74         --                  --             --        16.68%
      All contract charges                        --         56            $  5,501           2.23%          --
2011  Lowest contract charge 0.00% Class A   $ 86.51         --                  --             --        (0.15)%
      Highest contract charge 0.90% Class A  $ 82.91         --                  --             --        (1.05)%
      All contract charges                        --         50            $  4,192           2.15%          --
2010  Lowest contract charge 0.00% Class A   $ 86.64         --                  --             --        15.99%
      Highest contract charge 0.90% Class A  $ 83.79         --                  --             --        14.95%
      All contract charges                        --         51            $  4,358           2.54%          --
2009  Lowest contract charge 0.00% Class A   $ 74.69         --                  --             --        11.83%
      Highest contract charge 0.90% Class A  $ 72.89         --                  --             --        10.83%
      All contract charges                        --         57            $  4,166           2.64%          --
EQ/BOSTON ADVISORS EQUITY INCOME
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $184.90         --                  --             --        31.75%
      Highest contract charge 0.60% Class B  $127.38         --                  --             --        30.97%
      All contract charges                        --         82            $ 13,916           1.94%          --
2012  Lowest contract charge 0.00% Class B   $140.34         --                  --             --        17.73%
      Highest contract charge 0.60% Class B  $ 97.26         --                  --             --        17.03%
      All contract charges                        --         84            $ 11,002           2.23%          --
2011  Lowest contract charge 0.00% Class B   $119.20         --                  --             --        (0.39)%
      Highest contract charge 0.60% Class B  $ 83.11         --                  --             --        (0.99)%
      All contract charges                        --         70            $  7,794           2.15%          --
2010  Lowest contract charge 0.00% Class B   $119.67         --                  --             --        15.70%
      Highest contract charge 0.90% Class B  $ 83.01         --                  --             --        14.66%
      All contract charges                        --         63            $  7,040           2.54%          --
2009  Lowest contract charge 0.00% Class B   $103.43         --                  --             --        11.55%
      Highest contract charge 0.90% Class B  $ 72.39         --                  --             --        10.54%
      All contract charges                        --         61            $  5,880           2.64%          --
2008  Lowest contract charge 0.00% Class B   $ 92.72         --                  --             --       (32.30)%
      Highest contract charge 0.90% Class B  $ 65.49         --                  --             --       (32.91)%
      All contract charges                        --         58            $  4,949           3.06%          --
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 0.00%*
2013  Lowest contract charge 0.00% Class A   $226.84         --                  --             --        34.33%
      Highest contract charge 0.00% Class A  $226.84         --                  --             --        34.33%
      All contract charges                        --          1            $    164           0.78%          --
2012  Lowest contract charge 0.00% Class A   $168.87         --                  --             --        16.74%
      Highest contract charge 0.00% Class A  $168.87         --                  --             --        16.74%
      All contract charges                        --          1            $    102           1.03%          --
2011  Lowest contract charge 0.00% Class A   $144.65         --                  --             --         0.52%
      Highest contract charge 0.00% Class A  $144.65         --                  --             --         0.52%
      All contract charges                        --         --            $     61           0.42%          --
2010  Lowest contract charge 0.00% Class A   $143.90         --                  --             --        12.81%
      Highest contract charge 0.00% Class A  $143.90         --                  --             --        12.81%
      All contract charges                        --         --            $     50           0.05%          --
2009  Lowest contract charge 0.00% Class A   $127.56         --                  --             --        31.21%
      Highest contract charge 0.00% Class A  $127.56         --                  --             --        31.21%
      All contract charges                        --         --            $     41           0.30%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/CALVERT SOCIALLY RESPONSIBLE
      Unit Value 0.00% to 0.80%*
2013  Lowest contract charge 0.00% Class B   $142.10          --                  --            --        34.33%
      Highest contract charge 0.80% Class B  $126.59          --                  --            --        33.25%
      All contract charges                        --           7          $    1,016          0.78%          --
2012  Lowest contract charge 0.00% Class B   $105.78          --                  --            --        16.73%
      Highest contract charge 0.80% Class B  $ 95.00          --                  --            --        15.81%
      All contract charges                        --           8          $      826          1.03%          --
2011  Lowest contract charge 0.00% Class B   $ 90.62          --                  --            --         0.28%
      Highest contract charge 0.90% Class B  $ 81.02          --                  --            --        (0.63)%
      All contract charges                        --           7          $      609          0.42%          --
2010  Lowest contract charge 0.00% Class B   $ 90.37          --                  --            --        12.52%
      Highest contract charge 0.90% Class B  $ 81.53          --                  --            --        11.51%
      All contract charges                        --           7          $      600          0.05%          --
2009  Lowest contract charge 0.00% Class B   $ 80.31          --                  --            --        30.89%
      Highest contract charge 0.90% Class B  $ 73.12          --                  --            --        29.71%
      All contract charges                        --           6          $      492          0.30%          --
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $289.49          --                  --            --        31.79%
      Highest contract charge 0.60% Class A  $185.88          --                  --            --        31.00%
      All contract charges                        --          68          $   15,218          1.47%          --
2012  Lowest contract charge 0.00% Class A   $219.66          --                  --            --        17.41%
      Highest contract charge 0.60% Class A  $141.89          --                  --            --        16.70%
      All contract charges                        --          66          $   11,802          0.90%          --
2011  Lowest contract charge 0.00% Class A   $187.09          --                  --            --         4.26%
      Highest contract charge 0.60% Class A  $121.59          --                  --            --         3.64%
      All contract charges                        --          65          $   10,218          0.74%          --
2010  Lowest contract charge 0.00% Class A   $179.45          --                  --            --        16.09%
      Highest contract charge 0.60% Class A  $117.32          --                  --            --        15.39%
      All contract charges                        --          68          $   10,397          0.76%          --
2009  Lowest contract charge 0.00% Class A   $154.58          --                  --            --        31.78%
      Highest contract charge 0.60% Class A  $101.67          --                  --            --        30.99%
      All contract charges                        --          64          $    9,138          1.18%          --
EQ/CAPITAL GUARDIAN RESEARCH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $219.89          --                  --            --        31.77%
      Highest contract charge 0.90% Class B  $193.16          --                  --            --        30.58%
      All contract charges                        --         468          $   94,736          1.47%          --
2012  Lowest contract charge 0.00% Class B   $166.88          --                  --            --        17.41%
      Highest contract charge 0.90% Class B  $147.92          --                  --            --        16.34%
      All contract charges                        --         496          $   76,677          0.90%          --
2011  Lowest contract charge 0.00% Class B   $142.14          --                  --            --         4.00%
      Highest contract charge 0.90% Class B  $127.14          --                  --            --         3.07%
      All contract charges                        --         548          $   72,714          0.74%          --
2010  Lowest contract charge 0.00% Class B   $136.67          --                  --            --        15.80%
      Highest contract charge 0.90% Class B  $123.35          --                  --            --        14.76%
      All contract charges                        --         645          $   82,860          0.76%          --
2009  Lowest contract charge 0.00% Class B   $118.02          --                  --            --        31.46%
      Highest contract charge 0.90% Class B  $107.49          --                  --            --        30.28%
      All contract charges                        --         739          $   82,540          1.18%          --
EQ/COMMON STOCK INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $477.43          --                  --            --        32.47%
      Highest contract charge 0.90% Class A  $503.77          --                  --            --        31.28%
      All contract charges                        --       1,573          $1,403,125          1.29%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/COMMON STOCK INDEX (CONTINUED)
2012  Lowest contract charge 0.00% Class A   $360.41          --                  --            --        15.60%
      Highest contract charge 0.90% Class A  $383.74          --                  --            --        14.55%
      All contract charges                        --       1,722          $1,173,665          1.55%          --
2011  Lowest contract charge 0.00% Class A   $311.78          --                  --            --         0.78%
      Highest contract charge 0.90% Class A  $334.99          --                  --            --        (0.13)%
      All contract charges                        --       1,883          $1,134,175          1.45%          --
2010  Lowest contract charge 0.00% Class A   $309.36          --                  --            --        16.16%
      Highest contract charge 0.90% Class A  $335.41          --                  --            --        15.11%
      All contract charges                        --       2,104          $1,268,082          1.50%          --
2009  Lowest contract charge 0.00% Class A   $266.33          --                  --            --        28.65%
      Highest contract charge 0.90% Class A  $291.37          --                  --            --        27.49%
      All contract charges                        --       2,319          $1,221,065          1.98%          --
EQ/COMMON STOCK INDEX
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $149.10          --                  --            --        32.47%
      Highest contract charge 0.60% Class B  $164.54          --                  --            --        31.67%
      All contract charges                        --       1,115          $  180,697          1.29%          --
2012  Lowest contract charge 0.00% Class B   $112.55          --                  --            --        15.59%
      Highest contract charge 0.60% Class B  $124.96          --                  --            --        14.90%
      All contract charges                        --       1,185          $  146,090          1.55%          --
2011  Lowest contract charge 0.00% Class B   $ 97.37          --                  --            --         0.54%
      Highest contract charge 0.60% Class B  $108.76          --                  --            --        (0.06)%
      All contract charges                        --       1,270          $  136,452          1.45%          --
2010  Lowest contract charge 0.00% Class B   $ 96.85          --                  --            --        15.87%
      Highest contract charge 0.90% Class B  $104.82          --                  --            --        14.83%
      All contract charges                        --       1,377          $  148,154          1.50%          --
2009  Lowest contract charge 0.00% Class B   $ 83.59          --                  --            --        28.32%
      Highest contract charge 0.90% Class B  $ 91.28          --                  --            --        27.17%
      All contract charges                        --       1,434          $  134,673          1.98%          --
EQ/CORE BOND INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $129.80          --                  --            --        (1.58)%
      Highest contract charge 0.90% Class A  $121.63          --                  --            --        (2.48)%
      All contract charges                        --         231          $   31,506          1.17%          --
2012  Lowest contract charge 0.00% Class A   $131.89          --                  --            --         3.16%
      Highest contract charge 0.90% Class A  $124.72          --                  --            --         2.23%
      All contract charges                        --         250          $   34,953          1.45%          --
2011  Lowest contract charge 0.00% Class A   $127.85          --                  --            --         5.06%
      Highest contract charge 0.90% Class A  $122.00          --                  --            --         4.12%
      All contract charges                        --         260          $   35,436          2.03%          --
2010  Lowest contract charge 0.00% Class A   $121.69          --                  --            --         6.04%
      Highest contract charge 0.90% Class A  $117.17          --                  --            --         5.09%
      All contract charges                        --         281          $   36,552          2.41%          --
2009  Lowest contract charge 0.00% Class A   $114.76          --                  --            --         2.93%
      Highest contract charge 0.90% Class A  $111.50          --                  --            --         1.85%
      All contract charges                        --         277          $   34,011          2.63%          --
EQ/CORE BOND INDEX
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $134.86          --                  --            --        (1.59)%
      Highest contract charge 0.60% Class B  $153.83          --                  --            --        (2.18)%
      All contract charges                        --         150          $   21,831          1.17%          --
2012  Lowest contract charge 0.00% Class B   $137.04          --                  --            --         3.16%
      Highest contract charge 0.60% Class B  $157.26          --                  --            --         2.54%
      All contract charges                        --         135          $   20,043          1.45%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/CORE BOND INDEX (CONTINUED)
2011  Lowest contract charge 0.00% Class B   $132.84          --                 --             --         4.80%
      Highest contract charge 0.60% Class B  $153.36          --                 --             --         4.17%
      All contract charges                        --         129           $ 18,727           2.03%          --
2010  Lowest contract charge 0.00% Class B   $126.76          --                 --             --         5.78%
      Highest contract charge 0.90% Class B  $141.79          --                 --             --         4.83%
      All contract charges                        --         134           $ 18,791           2.41%          --
2009  Lowest contract charge 0.00% Class B   $119.83          --                 --             --         2.69%
      Highest contract charge 0.90% Class B  $135.26          --                 --             --         1.76%
      All contract charges                        --         148           $ 19,669           2.63%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $533.69          --                 --             --        31.51%
      Highest contract charge 0.90% Class A  $450.76          --                 --             --        30.33%
      All contract charges                        --       1,173           $536,839           1.48%          --
2012  Lowest contract charge 0.00% Class A   $405.81          --                 --             --        15.23%
      Highest contract charge 0.90% Class A  $345.86          --                 --             --        14.19%
      All contract charges                        --       1,232           $439,198           1.70%          --
2011  Lowest contract charge 0.00% Class A   $352.17          --                 --             --         1.77%
      Highest contract charge 0.90% Class A  $302.87          --                 --             --         0.85%
      All contract charges                        --       1,247           $396,873           1.66%          --
2010  Lowest contract charge 0.00% Class A   $346.06          --                 --             --        14.67%
      Highest contract charge 0.90% Class A  $300.32          --                 --             --        13.63%
      All contract charges                        --       1,432           $460,626           1.63%          --
2009  Lowest contract charge 0.00% Class A   $301.80          --                 --             --        26.18%
      Highest contract charge 0.90% Class A  $264.28          --                 --             --        25.04%
      All contract charges                        --       1,537           $434,234           2.17%          --
EQ/EQUITY 500 INDEX
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $161.55          --                 --             --        31.51%
      Highest contract charge 0.60% Class B  $152.87          --                 --             --        30.73%
      All contract charges                        --       1,016           $158,969           1.48%          --
2012  Lowest contract charge 0.00% Class B   $122.84          --                 --             --        15.23%
      Highest contract charge 0.60% Class B  $116.94          --                 --             --        14.53%
      All contract charges                        --         977           $116,149           1.70%          --
2011  Lowest contract charge 0.00% Class B   $106.60          --                 --             --         1.51%
      Highest contract charge 0.60% Class B  $102.10          --                 --             --         0.91%
      All contract charges                        --         977           $100,915           1.66%          --
2010  Lowest contract charge 0.00% Class B   $105.01          --                 --             --        14.38%
      Highest contract charge 0.90% Class B  $112.13          --                 --             --        13.35%
      All contract charges                        --       1,034           $105,553           1.63%          --
2009  Lowest contract charge 0.00% Class B   $ 91.81          --                 --             --        25.87%
      Highest contract charge 0.90% Class B  $ 98.92          --                 --             --        24.73%
      All contract charges                        --       1,049           $ 93,840           2.17%          --
EQ/EQUITY GROWTH PLUS
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $246.78          --                 --             --        32.52%
      Highest contract charge 0.60% Class A  $232.04          --                 --             --        31.73%
      All contract charges                        --         143           $ 35,000           0.48%          --
2012  Lowest contract charge 0.00% Class A   $186.22          --                 --             --        14.25%
      Highest contract charge 0.60% Class A  $176.15          --                 --             --        13.56%
      All contract charges                        --         156           $ 28,628           0.60%          --
2011  Lowest contract charge 0.00% Class A   $163.00          --                 --             --        (5.92)%
      Highest contract charge 0.60% Class A  $155.12          --                 --             --        (6.48)%
      All contract charges                        --         174           $ 28,035           0.31%          --
2010  Lowest contract charge 0.00% Class A   $173.25          --                 --             --        15.43%
      Highest contract charge 0.60% Class A  $165.86          --                 --             --        14.74%
      All contract charges                        --         204           $ 35,000           0.35%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/EQUITY GROWTH PLUS (CONTINUED)
2009  Lowest contract charge 0.00% Class A   $150.08         --                  --             --        27.85%
      Highest contract charge 0.60% Class A  $144.56         --                  --             --        27.08%
      All contract charges                        --        227             $33,783           0.92%          --
EQ/EQUITY GROWTH PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $234.82         --                  --             --        32.54%
      Highest contract charge 0.90% Class B  $210.22         --                  --             --        31.35%
      All contract charges                        --        351             $77,957           0.48%          --
2012  Lowest contract charge 0.00% Class B   $177.17         --                  --             --        14.24%
      Highest contract charge 0.90% Class B  $160.04         --                  --             --        13.21%
      All contract charges                        --        390             $65,609           0.60%          --
2011  Lowest contract charge 0.00% Class B   $155.08         --                  --             --        (6.19)%
      Highest contract charge 0.90% Class B  $141.36         --                  --             --        (7.04)%
      All contract charges                        --        469             $69,267           0.31%          --
2010  Lowest contract charge 0.00% Class B   $165.32         --                  --             --        15.26%
      Highest contract charge 0.90% Class B  $152.06         --                  --             --        14.22%
      All contract charges                        --        570             $90,086           0.35%          --
2009  Lowest contract charge 0.00% Class B   $143.43         --                  --             --        27.81%
      Highest contract charge 0.90% Class B  $133.13         --                  --             --        26.66%
      All contract charges                        --        686             $94,638           0.92%          --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class A   $125.03         --                  --             --        10.98%
      Highest contract charge 0.00% Class A  $125.03         --                  --             --        10.98%
      All contract charges                        --         16             $   849           0.42%          --
2012  Lowest contract charge 0.00% Class A   $112.66         --                  --             --         5.25%
      Highest contract charge 0.00% Class A  $112.66         --                  --             --         5.25%
      All contract charges                        --          9             $   561           0.00%          --
2011  Lowest contract charge 0.00% Class A   $107.04         --                  --             --         1.60%
      Highest contract charge 0.00% Class A  $107.04         --                  --             --         1.60%
      All contract charges                        --          9             $   922           0.22%          --
2010  Lowest contract charge 0.00% Class A   $105.35         --                  --             --         9.46%
      Highest contract charge 0.00% Class A  $105.35         --                  --             --         9.46%
      All contract charges                        --          2             $   222             --           --
EQ/GAMCO MERGERS AND ACQUISITIONS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $160.43         --                  --             --        10.98%
      Highest contract charge 0.90% Class B  $121.06         --                  --             --         9.99%
      All contract charges                        --         86             $11,645           0.42%          --
2012  Lowest contract charge 0.00% Class B   $144.55         --                  --             --         5.25%
      Highest contract charge 0.90% Class B  $110.07         --                  --             --         4.29%
      All contract charges                        --         96             $11,453           0.00%          --
2011  Lowest contract charge 0.00% Class B   $137.34         --                  --             --         1.35%
      Highest contract charge 0.90% Class B  $105.54         --                  --             --         0.44%
      All contract charges                        --        101             $11,469           0.22%          --
2010  Lowest contract charge 0.00% Class B   $135.51         --                  --             --         9.62%
      Highest contract charge 0.90% Class B  $105.08         --                  --             --         8.64%
      All contract charges                        --         86             $ 9,576             --           --
2009  Lowest contract charge 0.00% Class B   $123.62         --                  --             --        16.63%
      Highest contract charge 0.90% Class B  $ 96.72         --                  --             --        15.57%
      All contract charges                        --         64             $ 6,599             --           --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class A   $180.09         --                  --             --        39.12%
      Highest contract charge 0.00% Class A  $180.09         --                  --             --        39.12%
      All contract charges                        --         63             $ 3,445           0.28%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                  UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                  VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                 ------- ----------------- ----------------- -------------- ---------
EQ/GAMCO SMALL COMPANY VALUE (CONTINUED)
2012  Lowest contract charge 0.00% Class A       $129.45         --                  --             --        17.84%
      Highest contract charge 0.00% Class A      $129.45         --                  --             --        17.84%
      All contract charges                            --         32            $  1,742           1.26%          --
2011  Lowest contract charge 0.00% Class A       $109.85         --                  --             --        (3.25)%
      Highest contract charge 0.00% Class A      $109.85         --                  --             --        (3.25)%
      All contract charges                            --         46            $  3,385           0.08%          --
2010  Lowest contract charge 0.00% Class A (d)   $113.54         --                  --             --        28.64%
      Highest contract charge 0.00% Class A (d)  $113.54         --                  --             --        28.64%
      All contract charges                            --         20            $  1,661           0.43%          --
EQ/GAMCO SMALL COMPANY VALUE
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B       $316.74         --                  --             --        39.11%
      Highest contract charge 0.90% Class B      $194.73         --                  --             --        37.86%
      All contract charges                            --        613            $150,594           0.28%          --
2012  Lowest contract charge 0.00% Class B       $227.69         --                  --             --        17.85%
      Highest contract charge 0.90% Class B      $141.25         --                  --             --        16.78%
      All contract charges                            --        586            $103,111           1.26%          --
2011  Lowest contract charge 0.00% Class B       $193.20         --                  --             --        (3.49)%
      Highest contract charge 0.90% Class B      $120.95         --                  --             --        (4.36)%
      All contract charges                            --        589            $ 86,433           0.08%          --
2010  Lowest contract charge 0.00% Class B       $200.19         --                  --             --        32.64%
      Highest contract charge 0.90% Class B      $126.46         --                  --             --        31.45%
      All contract charges                            --        629            $ 93,432           0.43%          --
2009  Lowest contract charge 0.00% Class B       $150.93         --                  --             --        41.45%
      Highest contract charge 0.90% Class B      $ 96.20         --                  --             --        40.18%
      All contract charges                            --        446            $ 51,042           0.49%          --
EQ/GLOBAL BOND PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A       $141.37         --                  --             --        (2.56)%
      Highest contract charge 0.90% Class A      $124.61         --                  --             --        (3.44)%
      All contract charges                            --        103            $ 12,060           0.01%          --
2012  Lowest contract charge 0.00% Class A       $145.08         --                  --             --         3.76%
      Highest contract charge 0.90% Class A      $129.05         --                  --             --         2.83%
      All contract charges                            --        114            $ 14,379           1.45%          --
2011  Lowest contract charge 0.00% Class A       $139.82         --                  --             --         4.63%
      Highest contract charge 0.90% Class A      $125.50         --                  --             --         3.69%
      All contract charges                            --        117            $ 15,161           2.50%          --
2010  Lowest contract charge 0.00% Class A       $133.63         --                  --             --         6.55%
      Highest contract charge 0.90% Class A      $121.03         --                  --             --         5.59%
      All contract charges                            --        191            $ 24,582           2.75%          --
2009  Lowest contract charge 0.00% Class A       $125.42         --                  --             --         2.29%
      Highest contract charge 0.90% Class A      $114.62         --                  --             --         1.36%
      All contract charges                            --        201            $ 24,221           0.80%          --
EQ/GLOBAL BOND PLUS
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B       $134.72         --                  --             --        (2.51)%
      Highest contract charge 0.60% Class B      $125.66         --                  --             --        (3.10)%
      All contract charges                            --         68            $  8,897           0.01%          --
2012  Lowest contract charge 0.00% Class B       $138.19         --                  --             --         3.72%
      Highest contract charge 0.60% Class B      $129.68         --                  --             --         3.10%
      All contract charges                            --         65            $  8,798           1.45%          --
2011  Lowest contract charge 0.00% Class B       $133.23         --                  --             --         4.40%
      Highest contract charge 0.60% Class B      $125.78         --                  --             --         3.77%
      All contract charges                            --         65            $  8,465           2.50%          --
2010  Lowest contract charge 0.00% Class B       $127.62         --                  --             --         6.31%
      Highest contract charge 0.90% Class B      $119.86         --                  --             --         5.35%
      All contract charges                            --         70            $  8,651           2.75%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/GLOBAL BOND PLUS (CONTINUED)
2009  Lowest contract charge 0.00% Class B   $120.05          --                 --             --         1.96%
      Highest contract charge 0.90% Class B  $113.78          --                 --             --         1.05%
      All contract charges                        --          68           $  7,911           0.80%          --
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.00%*
2013  Lowest contract charge 0.00% Class A   $499.38          --                 --             --        20.36%
      Highest contract charge 0.00% Class A  $499.38          --                 --             --        20.36%
      All contract charges                        --         133           $ 34,325           0.82%          --
2012  Lowest contract charge 0.00% Class A   $414.92          --                 --             --        16.98%
      Highest contract charge 0.00% Class A  $414.92          --                 --             --        16.98%
      All contract charges                        --         103           $ 30,208           1.35%          --
2011  Lowest contract charge 0.00% Class A   $354.68          --                 --             --       (12.06)%
      Highest contract charge 0.00% Class A  $354.68          --                 --             --       (12.06)%
      All contract charges                        --         111           $ 31,042           1.72%          --
2010  Lowest contract charge 0.00% Class A   $403.34          --                 --             --        11.68%
      Highest contract charge 0.00% Class A  $403.34          --                 --             --        11.68%
      All contract charges                        --         107           $ 36,616           1.07%          --
2009  Lowest contract charge 0.00% Class A   $361.16          --                 --             --        50.32%
      Highest contract charge 0.00% Class A  $361.16          --                 --             --        50.32%
      All contract charges                        --         102           $ 34,388           1.35%          --
EQ/GLOBAL MULTI-SECTOR EQUITY
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $267.75          --                 --             --        20.36%
      Highest contract charge 0.90% Class B  $230.92          --                 --             --        19.28%
      All contract charges                        --         523           $131,082           0.82%          --
2012  Lowest contract charge 0.00% Class B   $222.46          --                 --             --        16.99%
      Highest contract charge 0.90% Class B  $193.60          --                 --             --        15.93%
      All contract charges                        --         586           $122,383           1.35%          --
2011  Lowest contract charge 0.00% Class B   $190.16          --                 --             --       (12.32)%
      Highest contract charge 0.90% Class B  $167.00          --                 --             --       (13.10)%
      All contract charges                        --         746           $134,145           1.72%          --
2010  Lowest contract charge 0.00% Class B   $216.87          --                 --             --        11.45%
      Highest contract charge 0.90% Class B  $192.18          --                 --             --        10.45%
      All contract charges                        --         912           $188,318           1.07%          --
2009  Lowest contract charge 0.00% Class B   $194.58          --                 --             --        50.06%
      Highest contract charge 0.90% Class B  $174.00          --                 --             --        48.72%
      All contract charges                        --       1,092           $202,525           1.35%          --
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $229.37          --                 --             --        (1.64)%
      Highest contract charge 0.90% Class A  $201.69          --                 --             --        (2.53)%
      All contract charges                        --         320           $ 68,033           0.21%          --
2012  Lowest contract charge 0.00% Class A   $233.19          --                 --             --         0.97%
      Highest contract charge 0.90% Class A  $206.92          --                 --             --         0.06%
      All contract charges                        --         338           $ 72,995           0.24%          --
2011  Lowest contract charge 0.00% Class A   $230.94          --                 --             --         5.56%
      Highest contract charge 0.90% Class A  $206.79          --                 --             --         4.61%
      All contract charges                        --         338           $ 77,711           0.57%          --
2010  Lowest contract charge 0.00% Class A   $218.78          --                 --             --         4.48%
      Highest contract charge 0.90% Class A  $197.67          --                 --             --         3.54%
      All contract charges                        --         354           $ 79,719           1.28%          --
2009  Lowest contract charge 0.00% Class A   $209.40          --                 --             --        (2.03)%
      Highest contract charge 0.90% Class A  $190.91          --                 --             --        (2.91)%
      All contract charges                        --         410           $ 89,577           1.14%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/INTERMEDIATE GOVERNMENT BOND
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $164.70          --                 --             --        (1.64)%
      Highest contract charge 0.60% Class B  $150.78          --                 --             --        (2.24)%
      All contract charges                        --         136           $ 20,907           0.21%          --
2012  Lowest contract charge 0.00% Class B   $167.45          --                 --             --         0.98%
      Highest contract charge 0.60% Class B  $154.23          --                 --             --         0.37%
      All contract charges                        --         141           $ 21,902           0.24%          --
2011  Lowest contract charge 0.00% Class B   $165.83          --                 --             --         5.30%
      Highest contract charge 0.60% Class B  $153.66          --                 --             --         4.67%
      All contract charges                        --         147           $ 22,715           0.57%          --
2010  Lowest contract charge 0.00% Class B   $157.49          --                 --             --         4.22%
      Highest contract charge 0.90% Class B  $144.85          --                 --             --         3.28%
      All contract charges                        --         169           $ 24,989           1.28%          --
2009  Lowest contract charge 0.00% Class B   $151.12          --                 --             --        (2.27)%
      Highest contract charge 0.90% Class B  $140.25          --                 --             --        (3.15)%
      All contract charges                        --         170           $ 24,147           1.14%          --
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $245.13          --                 --             --        17.51%
      Highest contract charge 0.60% Class A  $179.31          --                 --             --        16.80%
      All contract charges                        --          26           $  6,022           0.84%          --
2012  Lowest contract charge 0.00% Class A   $208.61          --                 --             --        16.31%
      Highest contract charge 0.60% Class A  $153.52          --                 --             --        15.61%
      All contract charges                        --          29           $  6,031           1.49%          --
2011  Lowest contract charge 0.00% Class A   $179.36          --                 --             --       (16.72)%
      Highest contract charge 0.60% Class A  $132.79          --                 --             --       (17.22)%
      All contract charges                        --          30           $  5,139           2.81%          --
2010  Lowest contract charge 0.00% Class A   $215.36          --                 --             --         9.48%
      Highest contract charge 0.60% Class A  $160.41          --                 --             --         8.83%
      All contract charges                        --          30           $  6,193           1.85%          --
2009  Lowest contract charge 0.00% Class A   $196.72          --                 --             --        35.64%
      Highest contract charge 0.60% Class A  $147.40          --                 --             --        34.82%
      All contract charges                        --          21           $  3,994           3.66%          --
EQ/INTERNATIONAL CORE PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $158.86          --                 --             --        17.52%
      Highest contract charge 0.90% Class B  $139.10          --                 --             --        16.46%
      All contract charges                        --         169           $ 25,657           0.84%          --
2012  Lowest contract charge 0.00% Class B   $135.18          --                 --             --        16.31%
      Highest contract charge 0.90% Class B  $119.44          --                 --             --        15.27%
      All contract charges                        --         186           $ 23,955           1.49%          --
2011  Lowest contract charge 0.00% Class B   $116.22          --                 --             --       (16.93)%
      Highest contract charge 0.90% Class B  $103.62          --                 --             --       (17.68)%
      All contract charges                        --         196           $ 21,687           2.81%          --
2010  Lowest contract charge 0.00% Class B   $139.91          --                 --             --         9.22%
      Highest contract charge 0.90% Class B  $125.87          --                 --             --         8.24%
      All contract charges                        --         200           $ 26,624           1.85%          --
2009  Lowest contract charge 0.00% Class B   $128.10          --                 --             --        35.34%
      Highest contract charge 0.90% Class B  $116.29          --                 --             --        34.12%
      All contract charges                        --         197           $ 23,921           3.66%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $204.93          --                 --             --        21.47%
      Highest contract charge 0.90% Class A  $172.97          --                 --             --        20.38%
      All contract charges                        --       1,613           $295,783           2.22%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/INTERNATIONAL EQUITY INDEX (CONTINUED)
2012  Lowest contract charge 0.00% Class A   $168.71          --                 --             --        16.27%
      Highest contract charge 0.90% Class A  $143.69          --                 --             --        15.22%
      All contract charges                        --       1,765           $269,148           2.95%          --
2011  Lowest contract charge 0.00% Class A   $145.10          --                 --             --       (11.98)%
      Highest contract charge 0.90% Class A  $124.71          --                 --             --       (12.77)%
      All contract charges                        --       2,078           $275,646           2.92%          --
2010  Lowest contract charge 0.00% Class A   $164.85          --                 --             --         5.48%
      Highest contract charge 0.90% Class A  $142.97          --                 --             --         4.53%
      All contract charges                        --       2,357           $357,450           2.44%          --
2009  Lowest contract charge 0.00% Class A   $156.28          --                 --             --        27.41%
      Highest contract charge 0.90% Class A  $136.77          --                 --             --        26.27%
      All contract charges                        --       2,669           $385,918           2.64%          --
EQ/INTERNATIONAL EQUITY INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $139.91          --                 --             --        21.47%
      Highest contract charge 0.90% Class B  $127.34          --                 --             --        20.38%
      All contract charges                        --         414           $ 56,742           2.22%          --
2012  Lowest contract charge 0.00% Class B   $115.18          --                 --             --        16.27%
      Highest contract charge 0.90% Class B  $105.78          --                 --             --        15.22%
      All contract charges                        --         424           $ 47,958           2.95%          --
2011  Lowest contract charge 0.00% Class B   $ 99.06          --                 --             --       (12.20)%
      Highest contract charge 0.90% Class B  $ 91.81          --                 --             --       (12.98)%
      All contract charges                        --         446           $ 43,556           2.92%          --
2010  Lowest contract charge 0.00% Class B   $112.82          --                 --             --         5.21%
      Highest contract charge 0.90% Class B  $105.51          --                 --             --         4.27%
      All contract charges                        --         482           $ 53,934           2.44%          --
2009  Lowest contract charge 0.00% Class B   $107.23          --                 --             --        27.09%
      Highest contract charge 0.90% Class B  $101.19          --                 --             --        25.96%
      All contract charges                        --         524           $ 55,911           2.64%          --
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $239.20          --                 --             --        19.32%
      Highest contract charge 0.60% Class A  $172.91          --                 --             --        18.61%
      All contract charges                        --         115           $ 20,425           1.14%          --
2012  Lowest contract charge 0.00% Class A   $200.47          --                 --             --        17.47%
      Highest contract charge 0.60% Class A  $145.78          --                 --             --        16.76%
      All contract charges                        --         118           $ 18,610           1.80%          --
2011  Lowest contract charge 0.00% Class A   $170.66          --                 --             --       (15.92)%
      Highest contract charge 0.60% Class A  $124.85          --                 --             --       (16.43)%
      All contract charges                        --         116           $ 17,306           1.92%          --
2010  Lowest contract charge 0.00% Class A   $202.98          --                 --             --         6.34%
      Highest contract charge 0.60% Class A  $149.39          --                 --             --         5.70%
      All contract charges                        --         115           $ 21,697           0.77%          --
2009  Lowest contract charge 0.00% Class A   $190.88          --                 --             --        30.59%
      Highest contract charge 0.60% Class A  $141.34          --                 --             --        29.80%
      All contract charges                        --         116           $ 21,409           2.15%          --
EQ/INTERNATIONAL VALUE PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $174.86          --                 --             --        19.33%
      Highest contract charge 0.90% Class B  $168.54          --                 --             --        18.26%
      All contract charges                        --         455           $ 79,896           1.14%          --
2012  Lowest contract charge 0.00% Class B   $146.54          --                 --             --        17.47%
      Highest contract charge 0.90% Class B  $142.52          --                 --             --        16.41%
      All contract charges                        --         488           $ 72,013           1.80%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/INTERNATIONAL VALUE PLUS (CONTINUED)
2011  Lowest contract charge 0.00% Class B   $124.75         --                  --             --       (16.16)%
      Highest contract charge 0.90% Class B  $122.43         --                  --             --       (16.92)%
      All contract charges                        --        591            $ 74,631           1.92%          --
2010  Lowest contract charge 0.00% Class B   $148.80         --                  --             --         6.07%
      Highest contract charge 0.90% Class B  $147.37         --                  --             --         5.12%
      All contract charges                        --        707            $107,054           0.77%          --
2009  Lowest contract charge 0.00% Class B   $140.29         --                  --             --        30.25%
      Highest contract charge 0.90% Class B  $140.20         --                  --             --        29.08%
      All contract charges                        --        806            $115,534           2.15%          --
EQ/INVESCO COMSTOCK
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $136.57         --                  --             --        35.08%
      Highest contract charge 0.90% Class A  $128.54         --                  --             --        33.87%
      All contract charges                        --         37            $  4,854           4.83%          --
2012  Lowest contract charge 0.00% Class A   $101.10         --                  --             --        18.43%
      Highest contract charge 0.90% Class A  $ 96.02         --                  --             --        17.36%
      All contract charges                        --         28            $  2,765           1.26%          --
2011  Lowest contract charge 0.00% Class A   $ 85.37         --                  --             --        (1.74)%
      Highest contract charge 0.90% Class A  $ 81.82         --                  --             --        (2.62)%
      All contract charges                        --         30            $  2,522           1.50%          --
2010  Lowest contract charge 0.00% Class A   $ 86.88         --                  --             --        15.50%
      Highest contract charge 0.90% Class A  $ 84.02         --                  --             --        14.46%
      All contract charges                        --         19            $  1,627           1.50%          --
2009  Lowest contract charge 0.00% Class A   $ 75.22         --                  --             --        28.74%
      Highest contract charge 0.90% Class A  $ 73.41         --                  --             --        27.58%
      All contract charges                        --         17            $  1,278           1.72%          --
EQ/INVESCO COMSTOCK
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $173.86         --                  --             --        35.04%
      Highest contract charge 0.60% Class B  $129.58         --                  --             --        34.22%
      All contract charges                        --         34            $  5,480           4.83%          --
2012  Lowest contract charge 0.00% Class B   $128.75         --                  --             --        18.42%
      Highest contract charge 0.60% Class B  $ 96.54         --                  --             --        17.72%
      All contract charges                        --         26            $  3,084           1.26%          --
2011  Lowest contract charge 0.00% Class B   $108.72         --                  --             --        (1.99)%
      Highest contract charge 0.60% Class B  $ 82.01         --                  --             --        (2.58)%
      All contract charges                        --         28            $  2,896           1.50%          --
2010  Lowest contract charge 0.00% Class B   $110.93         --                  --             --        15.21%
      Highest contract charge 0.90% Class B  $ 83.24         --                  --             --        14.18%
      All contract charges                        --         24            $  2,573           1.50%          --
2009  Lowest contract charge 0.00% Class B   $ 96.28         --                  --             --        28.41%
      Highest contract charge 0.90% Class B  $ 72.90         --                  --             --        27.26%
      All contract charges                        --         14            $  1,258           1.72%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class A   $259.04         --                  --             --        35.80%
      Highest contract charge 0.00% Class A  $259.04         --                  --             --        35.80%
      All contract charges                        --         14            $  1,248           2.02%          --
2012  Lowest contract charge 0.00% Class A   $190.75         --                  --             --        16.06%
      Highest contract charge 0.00% Class A  $190.75         --                  --             --        16.06%
      All contract charges                        --         11            $  1,238           0.94%          --
2011  Lowest contract charge 0.00% Class A   $164.36         --                  --             --        (4.99)%
      Highest contract charge 0.00% Class A  $164.36         --                  --             --        (4.99)%
      All contract charges                        --         11            $  1,436           1.04%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/JPMORGAN VALUE OPPORTUNITIES (CONTINUED)
2010  Lowest contract charge 0.00% Class A   $173.00         --                  --             --        12.61%
      Highest contract charge 0.00% Class A  $173.00         --                  --             --        12.61%
      All contract charges                        --         12             $ 1,834           1.26%          --
2009  Lowest contract charge 0.00% Class A   $153.64         --                  --             --        32.64%
      Highest contract charge 0.00% Class A  $153.64         --                  --             --        32.64%
      All contract charges                        --          7             $   941           1.53%          --
EQ/JPMORGAN VALUE OPPORTUNITIES
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $241.95         --                  --             --        35.78%
      Highest contract charge 0.90% Class B  $208.11         --                  --             --        34.57%
      All contract charges                        --        127             $27,606           2.02%          --
2012  Lowest contract charge 0.00% Class B   $178.19         --                  --             --        16.05%
      Highest contract charge 0.90% Class B  $154.65         --                  --             --        15.00%
      All contract charges                        --        131             $21,061           0.94%          --
2011  Lowest contract charge 0.00% Class B   $153.55         --                  --             --        (5.23)%
      Highest contract charge 0.90% Class B  $134.48         --                  --             --        (6.08)%
      All contract charges                        --        150             $20,928           1.04%          --
2010  Lowest contract charge 0.00% Class B   $162.02         --                  --             --        12.32%
      Highest contract charge 0.90% Class B  $143.18         --                  --             --        11.31%
      All contract charges                        --        178             $26,348           1.26%          --
2009  Lowest contract charge 0.00% Class B   $144.25         --                  --             --        32.31%
      Highest contract charge 0.90% Class B  $128.64         --                  --             --        31.11%
      All contract charges                        --        202             $26,895           1.53%          --
EQ/LARGE CAP CORE PLUS
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $237.27         --                  --             --        31.55%
      Highest contract charge 0.60% Class A  $168.40         --                  --             --        30.76%
      All contract charges                        --          6             $ 1,158           0.55%          --
2012  Lowest contract charge 0.00% Class A   $180.37         --                  --             --        14.99%
      Highest contract charge 0.60% Class A  $128.79         --                  --             --        14.30%
      All contract charges                        --          6             $   878           1.38%          --
2011  Lowest contract charge 0.00% Class A   $156.86         --                  --             --        (3.98)%
      Highest contract charge 0.60% Class A  $112.68         --                  --             --        (4.56)%
      All contract charges                        --          5             $   765           1.13%          --
2010  Lowest contract charge 0.00% Class A   $163.37         --                  --             --        14.44%
      Highest contract charge 0.60% Class A  $118.06         --                  --             --        13.76%
      All contract charges                        --          4             $   522           0.92%          --
2009  Lowest contract charge 0.00% Class A   $142.75         --                  --             --        26.90%
      Highest contract charge 0.60% Class A  $103.78         --                  --             --        26.13%
      All contract charges                        --          3             $   405           4.35%          --
EQ/LARGE CAP CORE PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $152.79         --                  --             --        31.56%
      Highest contract charge 0.90% Class B  $133.92         --                  --             --        30.37%
      All contract charges                        --        112             $16,518           0.55%          --
2012  Lowest contract charge 0.00% Class B   $116.14         --                  --             --        14.99%
      Highest contract charge 0.90% Class B  $102.72         --                  --             --        13.94%
      All contract charges                        --         93             $10,373           1.38%          --
2011  Lowest contract charge 0.00% Class B   $101.00         --                  --             --        (4.24)%
      Highest contract charge 0.90% Class B  $ 90.15         --                  --             --        (5.10)%
      All contract charges                        --         69             $ 6,588           1.59%          --
2010  Lowest contract charge 0.00% Class B   $105.47         --                  --              1        14.19%
      Highest contract charge 0.90% Class B  $ 94.99         --                  --             --        13.16%
      All contract charges                        --         73             $ 7,300           0.92%          --
2009  Lowest contract charge 0.00% Class B   $ 92.37         --                  --             --        26.52%
      Highest contract charge 0.90% Class B  $ 83.94         --                  --             --        25.37%
      All contract charges                        --         95             $ 8,251           4.35%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $279.62          --                 --             --        32.50%
      Highest contract charge 0.60% Class A  $189.58          --                 --             --        31.70%
      All contract charges                        --          66           $ 14,826           0.96%          --
2012  Lowest contract charge 0.00% Class A   $211.04          --                 --             --        14.73%
      Highest contract charge 0.60% Class A  $143.95          --                 --             --        14.04%
      All contract charges                        --          65           $ 11,617           1.19%          --
2011  Lowest contract charge 0.00% Class A   $183.95          --                 --             --         2.61%
      Highest contract charge 0.60% Class A  $126.23          --                 --             --         2.00%
      All contract charges                        --          60           $ 10,327           0.91%          --
2010  Lowest contract charge 0.00% Class A   $179.27          --                 --             --        16.24%
      Highest contract charge 0.60% Class A  $123.76          --                 --             --        15.54%
      All contract charges                        --          58           $  9,763           0.99%          --
2009  Lowest contract charge 0.00% Class A   $154.23          --                 --             --        36.70%
      Highest contract charge 0.60% Class A  $107.11          --                 --             --        35.90%
      All contract charges                        --          54           $  8,163           2.21%          --
EQ/LARGE CAP GROWTH INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $139.14          --                 --             --        32.49%
      Highest contract charge 0.90% Class B  $121.96          --                 --             --        31.30%
      All contract charges                        --         883           $113,856           0.96%          --
2012  Lowest contract charge 0.00% Class B   $105.02          --                 --             --        14.73%
      Highest contract charge 0.90% Class B  $ 92.89          --                 --             --        13.70%
      All contract charges                        --         967           $ 94,644           1.19%          --
2011  Lowest contract charge 0.00% Class B   $ 91.54          --                 --             --         2.35%
      Highest contract charge 0.90% Class B  $ 81.70          --                 --             --         1.43%
      All contract charges                        --       1,040           $ 89,012           0.91%          --
2010  Lowest contract charge 0.00% Class B   $ 89.44          --                 --             --        15.95%
      Highest contract charge 0.90% Class B  $ 80.55          --                 --             --        14.91%
      All contract charges                        --       1,144           $ 96,359           0.99%          --
2009  Lowest contract charge 0.00% Class B   $ 77.13          --                 --             --        36.21%
      Highest contract charge 0.90% Class B  $ 70.10          --                 --             --        34.98%
      All contract charges                        --       1,268           $ 92,431           2.21%          --
EQ/LARGE CAP GROWTH PLUS
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $294.83          --                 --             --        35.39%
      Highest contract charge 0.60% Class A  $185.44          --                 --             --        34.57%
      All contract charges                        --          34           $  9,623           0.17%          --
2012  Lowest contract charge 0.00% Class A   $217.77          --                 --             --        13.74%
      Highest contract charge 0.60% Class A  $137.80          --                 --             --        13.06%
      All contract charges                        --          34           $  7,145           0.57%          --
2011  Lowest contract charge 0.00% Class A   $191.46          --                 --             --        (3.29)%
      Highest contract charge 0.60% Class A  $121.88          --                 --             --        (3.87)%
      All contract charges                        --          37           $  6,637           0.41%          --
2010  Lowest contract charge 0.00% Class A   $197.97          --                 --             --        14.34%
      Highest contract charge 0.60% Class A  $126.79          --                 --             --        13.65%
      All contract charges                        --          40           $  7,400           0.38%          --
2009  Lowest contract charge 0.00% Class A   $173.15          --                 --             --        33.96%
      Highest contract charge 0.60% Class A  $111.56          --                 --             --        33.16%
      All contract charges                        --          42           $  6,915           1.30%          --
EQ/LARGE CAP GROWTH PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $281.39          --                 --             --        35.39%
      Highest contract charge 0.90% Class B  $242.03          --                 --             --        34.18%
      All contract charges                        --         547           $136,867           0.17%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP GROWTH PLUS (CONTINUED)
2012  Lowest contract charge 0.00% Class B   $207.84          --                 --             --        13.74%
      Highest contract charge 0.90% Class B  $180.38          --                 --             --        12.71%
      All contract charges                        --         604           $112,012           0.57%          --
2011  Lowest contract charge 0.00% Class B   $182.73          --                 --             --        (3.66)%
      Highest contract charge 0.90% Class B  $160.04          --                 --             --        (4.52)%
      All contract charges                        --         668           $108,960           0.41%          --
2010  Lowest contract charge 0.00% Class B   $189.68          --                 --             --        14.45%
      Highest contract charge 0.90% Class B  $167.62          --                 --             --        13.42%
      All contract charges                        --         730           $125,022           0.38%          --
2009  Lowest contract charge 0.00% Class B   $165.73          --                 --             --        34.86%
      Highest contract charge 0.90% Class B  $147.79          --                 --             --        33.65%
      All contract charges                        --         827           $124,156           1.30%          --
EQ/LARGE CAP VALUE INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $ 84.21          --                 --             --        31.60%
      Highest contract charge 0.90% Class A  $ 79.26          --                 --             --        30.40%
      All contract charges                        --         101           $  8,239           1.56%          --
2012  Lowest contract charge 0.00% Class A   $ 63.99          --                 --             --        16.60%
      Highest contract charge 0.90% Class A  $ 60.78          --                 --             --        15.55%
      All contract charges                        --         104           $  6,437           1.95%          --
2011  Lowest contract charge 0.00% Class A   $ 54.88          --                 --             --        (0.09)%
      Highest contract charge 0.90% Class A  $ 52.60          --                 --             --        (0.98)%
      All contract charges                        --         110           $  5,896           2.12%          --
2010  Lowest contract charge 0.00% Class A   $ 54.93          --                 --             --        14.89%
      Highest contract charge 0.90% Class A  $ 53.12          --                 --             --        13.86%
      All contract charges                        --          53           $  2,883           1.78%          --
2009  Lowest contract charge 0.00% Class A   $ 47.81          --                 --             --        19.46%
      Highest contract charge 0.90% Class A  $ 46.65          --                 --             --        18.38%
      All contract charges                        --          36           $  1,683          11.59%          --
EQ/LARGE CAP VALUE INDEX
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $ 97.00          --                 --             --        31.58%
      Highest contract charge 0.60% Class B  $ 79.94          --                 --             --        30.79%
      All contract charges                        --          76           $  6,961           1.56%          --
2012  Lowest contract charge 0.00% Class B   $ 73.72          --                 --             --        16.59%
      Highest contract charge 0.60% Class B  $ 61.12          --                 --             --        15.89%
      All contract charges                        --          67           $  4,746           1.95%          --
2011  Lowest contract charge 0.00% Class B   $ 63.23          --                 --             --        (0.32)%
      Highest contract charge 0.60% Class B  $ 52.74          --                 --             --        (0.92)%
      All contract charges                        --          67           $  3,980           2.12%          --
2010  Lowest contract charge 0.00% Class B   $ 63.43          --                 --             --        14.62%
      Highest contract charge 0.90% Class B  $ 52.64          --                 --             --        13.59%
      All contract charges                        --          33           $  1,952           1.78%          --
2009  Lowest contract charge 0.00% Class B   $ 55.34          --                 --             --        19.14%
      Highest contract charge 0.90% Class B  $ 46.34          --                 --             --        18.06%
      All contract charges                        --          28           $  1,434          11.59%          --
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $225.69          --                 --             --        32.47%
      Highest contract charge 0.90% Class A  $172.82          --                 --             --        31.28%
      All contract charges                        --       1,413           $262,719           1.05%          --
2012  Lowest contract charge 0.00% Class A   $170.37          --                 --             --        15.86%
      Highest contract charge 0.90% Class A  $131.64          --                 --             --        14.81%
      All contract charges                        --       1,574           $221,696           1.56%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/LARGE CAP VALUE PLUS (CONTINUED)
2011  Lowest contract charge 0.00% Class A   $147.05          --                 --             --        (4.80)%
      Highest contract charge 0.90% Class A  $114.66          --                 --             --        (5.65)%
      All contract charges                        --       1,780           $217,111           1.24%          --
2010  Lowest contract charge 0.00% Class A   $154.46          --                 --             --        12.90%
      Highest contract charge 0.90% Class A  $121.53          --                 --             --        11.89%
      All contract charges                        --       2,194           $280,328           1.28%          --
2009  Lowest contract charge 0.00% Class A   $136.81          --                 --             --        20.61%
      Highest contract charge 0.90% Class A  $108.62          --                 --             --        19.53%
      All contract charges                        --       2,598           $293,883           2.35%          --
EQ/LARGE CAP VALUE PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $168.25          --                 --             --        32.48%
      Highest contract charge 0.90% Class B  $170.58          --                 --             --        31.28%
      All contract charges                        --         671           $119,182           1.05%          --
2012  Lowest contract charge 0.00% Class B   $127.00          --                 --             --        15.85%
      Highest contract charge 0.90% Class B  $129.94          --                 --             --        14.82%
      All contract charges                        --         732           $ 98,736           1.56%          --
2011  Lowest contract charge 0.00% Class B   $109.62          --                 --             --        (5.07)%
      Highest contract charge 0.90% Class B  $113.17          --                 --             --        (5.93)%
      All contract charges                        --         808           $ 94,538           1.24%          --
2010  Lowest contract charge 0.00% Class B   $115.48          --                 --             --        12.68%
      Highest contract charge 0.90% Class B  $120.30          --                 --             --        11.67%
      All contract charges                        --         889           $110,353           1.28%          --
2009  Lowest contract charge 0.00% Class B   $102.48          --                 --             --        20.44%
      Highest contract charge 0.90% Class B  $107.73          --                 --             --        19.36%
      All contract charges                        --         984           $109,083           2.35%          --
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $142.49          --                 --             --        29.96%
      Highest contract charge 0.90% Class A  $134.12          --                 --             --        28.80%
      All contract charges                        --          67           $  7,658           2.08%          --
2012  Lowest contract charge 0.00% Class A   $109.64          --                 --             --        15.37%
      Highest contract charge 0.90% Class A  $104.13          --                 --             --        14.33%
      All contract charges                        --          68           $  6,643           0.75%          --
2011  Lowest contract charge 0.00% Class A   $ 95.03          --                 --             --        (8.29)%
      Highest contract charge 0.90% Class A  $ 91.08          --                 --             --        (9.11)%
      All contract charges                        --         133           $ 11,886           0.88%          --
2010  Lowest contract charge 0.00% Class A   $103.62          --                 --             --        14.27%
      Highest contract charge 0.90% Class A  $100.21          --                 --             --        13.24%
      All contract charges                        --         138           $ 14,096           0.88%          --
2009  Lowest contract charge 0.00% Class A   $ 90.68          --                 --             --        25.80%
      Highest contract charge 0.90% Class A  $ 88.49          --                 --             --        24.67%
      All contract charges                        --          61           $  5,543           0.99%          --
EQ/LORD ABBETT LARGE CAP CORE
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $180.06          --                 --             --        29.99%
      Highest contract charge 0.60% Class B  $135.27          --                 --             --        29.21%
      All contract charges                        --          30           $  4,902           2.08%          --
2012  Lowest contract charge 0.00% Class B   $138.52          --                 --             --        15.37%
      Highest contract charge 0.60% Class B  $104.69          --                 --             --        14.68%
      All contract charges                        --          32           $  3,984           0.75%          --
2011  Lowest contract charge 0.00% Class B   $120.07          --                 --             --        (8.51)%
      Highest contract charge 0.60% Class B  $ 91.29          --                 --             --        (9.06)%
      All contract charges                        --          38           $  4,057           0.88%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/LORD ABBETT LARGE CAP CORE (CONTINUED)
2010  Lowest contract charge 0.00% Class B   $131.24         --                  --             --        13.97%
      Highest contract charge 0.90% Class B  $ 99.28         --                  --             --        12.94%
      All contract charges                        --         33             $ 3,784           0.88%          --
2009  Lowest contract charge 0.00% Class B   $115.16         --                  --             --        25.51%
      Highest contract charge 0.90% Class B  $ 87.90         --                  --             --        24.40%
      All contract charges                        --         29             $ 2,856           0.99%          --
EQ/MFS INTERNATIONAL GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $193.84         --                  --             --        13.65%
      Highest contract charge 0.90% Class B  $114.33         --                  --             --        12.63%
      All contract charges                        --        291             $39,189           0.94%          --
2012  Lowest contract charge 0.00% Class B   $170.56         --                  --             --        19.70%
      Highest contract charge 0.90% Class B  $101.51         --                  --             --        18.61%
      All contract charges                        --        285             $33,109           1.00%          --
2011  Lowest contract charge 0.00% Class B   $142.49         --                  --             --       (10.71)%
      Highest contract charge 0.90% Class B  $ 85.58         --                  --             --       (11.52)%
      All contract charges                        --        278             $26,742           0.65%          --
2010  Lowest contract charge 0.00% Class B   $159.59         --                  --             --        14.94%
      Highest contract charge 0.90% Class B  $ 96.72         --                  --             --        13.91%
      All contract charges                        --        283             $29,996           0.91%          --
2009  Lowest contract charge 0.00% Class B   $138.85         --                  --             --        37.24%
      Highest contract charge 0.90% Class B  $ 84.91         --                  --             --        36.00%
      All contract charges                        --        249             $22,625           1.45%          --
EQ/MID CAP INDEX
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $312.03         --                  --             --        32.58%
      Highest contract charge 0.60% Class A  $217.86         --                  --             --        31.79%
      All contract charges                        --        119             $28,884           0.77%          --
2012  Lowest contract charge 0.00% Class A   $235.35         --                  --             --        17.08%
      Highest contract charge 0.60% Class A  $165.31         --                  --             --        16.37%
      All contract charges                        --        115             $23,264           0.95%          --
2011  Lowest contract charge 0.00% Class A   $201.02         --                  --             --        (2.16)%
      Highest contract charge 0.60% Class A  $142.05         --                  --             --        (2.75)%
      All contract charges                        --        115             $21,196           0.66%          --
2010  Lowest contract charge 0.00% Class A   $205.46         --                  --             --        26.05%
      Highest contract charge 0.60% Class A  $146.06         --                  --             --        25.30%
      All contract charges                        --        119             $22,790           0.81%          --
2009  Lowest contract charge 0.00% Class A   $162.99         --                  --             --        36.61%
      Highest contract charge 0.60% Class A  $116.57         --                  --             --        35.79%
      All contract charges                        --        121             $19,119           1.16%          --
EQ/MID CAP INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $199.30         --                  --             --        32.58%
      Highest contract charge 0.90% Class B  $176.67         --                  --             --        31.38%
      All contract charges                        --        449             $83,977           0.77%          --
2012  Lowest contract charge 0.00% Class B   $150.33         --                  --             --        17.08%
      Highest contract charge 0.90% Class B  $134.47         --                  --             --        16.02%
      All contract charges                        --        453             $63,939           0.95%          --
2011  Lowest contract charge 0.00% Class B   $128.40         --                  --             --        (2.41)%
      Highest contract charge 0.90% Class B  $115.90         --                  --             --        (3.28)%
      All contract charges                        --        512             $62,176           0.66%          --
2010  Lowest contract charge 0.00% Class B   $131.57         --                  --             --        25.74%
      Highest contract charge 0.90% Class B  $119.83         --                  --             --        24.61%
      All contract charges                        --        618             $77,397           0.81%          --
2009  Lowest contract charge 0.00% Class B   $104.63         --                  --             --        36.28%
      Highest contract charge 0.90% Class B  $ 96.16         --                  --             --        35.04%
      All contract charges                        --        662             $66,176           1.16%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/MID CAP VALUE PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $305.49          --                 --             --        33.07%
      Highest contract charge 0.90% Class A  $244.58          --                 --             --        31.88%
      All contract charges                        --         795           $207,034           0.51%          --
2012  Lowest contract charge 0.00% Class A   $229.56          --                 --             --        18.63%
      Highest contract charge 0.90% Class A  $185.46          --                 --             --        17.56%
      All contract charges                        --         880           $174,284           1.20%          --
2011  Lowest contract charge 0.00% Class A   $193.51          --                 --             --        (9.10)%
      Highest contract charge 0.90% Class A  $157.76          --                 --             --        (9.92)%
      All contract charges                        --         991           $166,808           1.03%          --
2010  Lowest contract charge 0.00% Class A   $212.88          --                 --             --        22.51%
      Highest contract charge 0.90% Class A  $175.13          --                 --             --        21.41%
      All contract charges                        --       1,201           $224,689           1.21%          --
2009  Lowest contract charge 0.00% Class A   $173.76          --                 --             --        35.75%
      Highest contract charge 0.90% Class A  $144.24          --                 --             --        34.65%
      All contract charges                        --       1,425           $218,981           1.70%          --
EQ/MID CAP VALUE PLUS
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B   $283.15          --                 --             --        33.07%
      Highest contract charge 0.00% Class B  $283.15          --                 --             --        33.07%
      All contract charges                        --          44           $ 12,435           0.51%          --
2012  Lowest contract charge 0.00% Class B   $212.78          --                 --             --        18.63%
      Highest contract charge 0.00% Class B  $212.78          --                 --             --        18.63%
      All contract charges                        --          44           $  9,428           1.20%          --
2011  Lowest contract charge 0.00% Class B   $179.36          --                 --             --        (9.43)%
      Highest contract charge 0.00% Class B  $179.36          --                 --             --        (9.43)%
      All contract charges                        --          44           $  7,937           1.03%          --
2010  Lowest contract charge 0.00% Class B   $198.04          --                 --             --        22.46%
      Highest contract charge 0.90% Class B  $138.07          --                 --             --        21.41%
      All contract charges                        --          44           $  8,642           1.21%          --
2009  Lowest contract charge 0.00% Class B   $161.72          --                 --             --        35.85%
      Highest contract charge 0.90% Class B  $113.72          --                 --             --        34.66%
      All contract charges                        --          42           $  6,722           1.70%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $172.07          --                 --             --         0.00%
      Highest contract charge 0.90% Class A  $153.67          --                 --             --        (0.90)%
      All contract charges                        --       1,206           $130,681           0.00%          --
2012  Lowest contract charge 0.00% Class A   $172.07          --                 --             --         0.00%
      Highest contract charge 0.90% Class A  $155.07          --                 --             --        (0.90)%
      All contract charges                        --         951           $146,065           0.00%          --
2011  Lowest contract charge 0.00% Class A   $172.07          --                 --             --         0.00%
      Highest contract charge 0.90% Class A  $156.48          --                 --             --        (0.90)%
      All contract charges                        --       1,251           $172,257           0.01%          --
2010  Lowest contract charge 0.00% Class A   $172.07          --                 --             --         0.09%
      Highest contract charge 0.90% Class A  $157.90          --                 --             --        (0.81)%
      All contract charges                        --       1,246           $229,831           0.07%          --
2009  Lowest contract charge 0.00% Class A   $171.91          --                 --             --         0.29%
      Highest contract charge 0.90% Class A  $159.18          --                 --             --        (0.61)%
      All contract charges                        --       1,610           $301,222           0.20%          --
EQ/MONEY MARKET
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $131.49          --                 --             --         0.00%
      Highest contract charge 0.60% Class B  $125.93          --                 --             --        (0.60)%
      All contract charges                        --         407           $ 52,804           0.00%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/MONEY MARKET (CONTINUED)
2012  Lowest contract charge 0.00% Class B   $131.49         --                  --             --         0.00%
      Highest contract charge 0.60% Class B  $126.69         --                  --             --        (0.60)%
      All contract charges                        --        525             $67,686           0.00%          --
2011  Lowest contract charge 0.00% Class B   $131.49         --                  --             --         0.00%
      Highest contract charge 0.60% Class B  $127.45         --                  --             --        (0.60)%
      All contract charges                        --        493             $63,707           0.01%          --
2010  Lowest contract charge 0.00% Class B   $131.49         --                  --             --         0.01%
      Highest contract charge 0.90% Class B  $123.49         --                  --             --        (0.89)%
      All contract charges                        --        523             $67,791           0.07%          --
2009  Lowest contract charge 0.00% Class B   $131.48         --                  --             --        (0.01)%
      Highest contract charge 0.90% Class B  $124.60         --                  --             --        (0.90)%
      All contract charges                        --        646             $84,115           0.20%          --
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $164.11         --                  --             --        27.25%
      Highest contract charge 0.90% Class A  $154.46         --                  --             --        26.10%
      All contract charges                        --         73             $ 9,595           0.72%          --
2012  Lowest contract charge 0.00% Class A   $128.97         --                  --             --        12.59%
      Highest contract charge 0.90% Class A  $122.49         --                  --             --        11.57%
      All contract charges                        --        125             $13,964           0.85%          --
2011  Lowest contract charge 0.00% Class A   $114.55         --                  --             --         3.13%
      Highest contract charge 0.90% Class A  $109.79         --                  --             --         2.21%
      All contract charges                        --        141             $14,577           0.64%          --
2010  Lowest contract charge 0.00% Class A   $111.07         --                  --             --         8.49%
      Highest contract charge 0.90% Class A  $107.42         --                  --             --         7.52%
      All contract charges                        --        168             $16,667           0.89%          --
2009  Lowest contract charge 0.00% Class A   $102.38         --                  --             --        30.07%
      Highest contract charge 0.90% Class A  $ 99.91         --                  --             --        28.90%
      All contract charges                        --         99             $ 9,929           0.63%          --
EQ/MONTAG & CALDWELL GROWTH
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $200.41         --                  --             --        27.27%
      Highest contract charge 0.60% Class B  $155.82         --                  --             --        26.51%
      All contract charges                        --         79             $14,763           0.72%          --
2012  Lowest contract charge 0.00% Class B   $157.47         --                  --             --        12.58%
      Highest contract charge 0.60% Class B  $123.17         --                  --             --        11.90%
      All contract charges                        --         78             $11,399           0.85%          --
2011  Lowest contract charge 0.00% Class B   $139.87         --                  --             --         2.88%
      Highest contract charge 0.60% Class B  $110.07         --                  --             --         2.26%
      All contract charges                        --         80             $10,390           0.64%          --
2010  Lowest contract charge 0.00% Class B   $135.96         --                  --             --         8.22%
      Highest contract charge 0.90% Class B  $106.44         --                  --             --         7.24%
      All contract charges                        --         87             $10,858           0.89%          --
2009  Lowest contract charge 0.00% Class B   $125.64         --                  --             --        29.74%
      Highest contract charge 0.90% Class B  $ 99.25         --                  --             --        28.57%
      All contract charges                        --         75             $ 8,378           0.63%          --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $175.64         --                  --             --        38.54%
      Highest contract charge 0.90% Class A  $165.32         --                  --             --        37.30%
      All contract charges                        --        185             $31,481           0.00%          --
2012  Lowest contract charge 0.00% Class A   $126.78         --                  --             --         8.76%
      Highest contract charge 0.90% Class A  $120.41         --                  --             --         7.78%
      All contract charges                        --        248             $30,567           0.43%          --
2011  Lowest contract charge 0.00% Class A   $116.57         --                  --             --        (7.47)%
      Highest contract charge 0.90% Class A  $111.72         --                  --             --        (8.31)%
      All contract charges                        --        303             $34,553           0.25%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                       YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------------
                                                  UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                  VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                 ------- ----------------- ----------------- -------------- ---------
EQ/MORGAN STANLEY MID CAP GROWTH (CONTINUED)
2010  Lowest contract charge 0.00% Class A       $125.98         --                  --             --        32.63%
      Highest contract charge 0.90% Class A      $121.84         --                  --             --        31.44%
      All contract charges                            --        305             $37,725           0.34%          --
2009  Lowest contract charge 0.00% Class A       $ 94.99         --                  --             --        57.44%
      Highest contract charge 0.90% Class A      $ 92.69         --                  --             --        56.05%
      All contract charges                            --        258             $24,203             --           --
EQ/MORGAN STANLEY MID CAP GROWTH
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B       $254.20         --                  --             --        38.54%
      Highest contract charge 0.60% Class B      $166.72         --                  --             --        37.72%
      All contract charges                            --        110             $24,000           0.00%          --
2012  Lowest contract charge 0.00% Class B       $183.48         --                  --             --         8.75%
      Highest contract charge 0.60% Class B      $121.06         --                  --             --         8.10%
      All contract charges                            --        115             $17,662           0.43%          --
2011  Lowest contract charge 0.00% Class B       $168.71         --                  --             --        (7.70)%
      Highest contract charge 0.60% Class B      $111.99         --                  --             --        (8.25)%
      All contract charges                            --        125             $16,818           0.25%          --
2010  Lowest contract charge 0.00% Class B       $182.78         --                  --             --        32.30%
      Highest contract charge 0.90% Class B      $120.71         --                  --             --        31.11%
      All contract charges                            --        116             $16,556           0.34%          --
2009  Lowest contract charge 0.00% Class B       $138.16         --                  --             --        57.07%
      Highest contract charge 0.90% Class B      $ 92.07         --                  --             --        55.65%
      All contract charges                            --         89             $ 9,414             --           --
EQ/PIMCO ULTRA SHORT BOND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A       $115.98         --                  --             --         0.03%
      Highest contract charge 0.90% Class A      $109.17         --                  --             --        (0.87)%
      All contract charges                            --        183             $20,583           0.72%          --
2012  Lowest contract charge 0.00% Class A       $115.95         --                  --             --         1.50%
      Highest contract charge 0.90% Class A      $110.13         --                  --             --         0.58%
      All contract charges                            --        219             $24,634           0.59%          --
2011  Lowest contract charge 0.00% Class A       $114.24         --                  --             --         0.05%
      Highest contract charge 0.90% Class A      $109.49         --                  --             --        (0.84)%
      All contract charges                            --        233             $26,032           0.63%          --
2010  Lowest contract charge 0.00% Class A       $114.18         --                  --             --         1.09%
      Highest contract charge 0.90% Class A      $110.42         --                  --             --         0.18%
      All contract charges                            --        274             $30,700           0.40%          --
2009  Lowest contract charge 0.00% Class A (b)   $112.94         --                  --             --         8.11%
      Highest contract charge 0.90% Class A (b)  $110.22         --                  --             --         7.14%
      All contract charges                            --        319             $35,575           0.62%          --
EQ/PIMCO ULTRA SHORT BOND
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B       $118.86         --                  --             --         0.08%
      Highest contract charge 0.60% Class B      $110.80         --                  --             --        (0.52)%
      All contract charges                            --        158             $18,293           0.72%          --
2012  Lowest contract charge 0.00% Class B       $118.76         --                  --             --         1.50%
      Highest contract charge 0.60% Class B      $111.38         --                  --             --         0.89%
      All contract charges                            --        162             $18,696           0.59%          --
2011  Lowest contract charge 0.00% Class B       $117.01         --                  --             --        (0.20)%
      Highest contract charge 0.60% Class B      $110.40         --                  --             --        (0.79)%
      All contract charges                            --        157             $17,915           0.63%          --
2010  Lowest contract charge 0.00% Class B       $117.24         --                  --             --         0.84%
      Highest contract charge 0.90% Class B      $110.04         --                  --             --        (0.07)%
      All contract charges                            --        178             $20,332           0.40%          --
2009  Lowest contract charge 0.00% Class B       $116.26         --                  --             --         8.01%
      Highest contract charge 0.90% Class B      $110.12         --                  --             --         7.04%
      All contract charges                            --        171             $19,397           0.62%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/QUALITY BOND PLUS
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $242.92         --                  --             --        (2.28)%
      Highest contract charge 0.90% Class A  $190.82         --                  --             --        (3.16)%
      All contract charges                        --        241             $44,253           0.35%          --
2012  Lowest contract charge 0.00% Class A   $248.58         --                  --             --         2.66%
      Highest contract charge 0.90% Class A  $197.04         --                  --             --         1.73%
      All contract charges                        --        259             $50,564           0.61%          --
2011  Lowest contract charge 0.00% Class A   $242.15         --                  --             --         1.47%
      Highest contract charge 0.90% Class A  $193.69         --                  --             --         0.56%
      All contract charges                        --        270             $54,486           2.42%          --
2010  Lowest contract charge 0.00% Class A   $238.65         --                  --             --         6.47%
      Highest contract charge 0.90% Class A  $192.62         --                  --             --         5.51%
      All contract charges                        --        320             $65,807           9.13%          --
2009  Lowest contract charge 0.00% Class A   $224.15         --                  --             --         6.28%
      Highest contract charge 0.90% Class A  $182.56         --                  --             --         5.33%
      All contract charges                        --        417             $84,236           3.02%          --
EQ/QUALITY BOND PLUS
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $163.91         --                  --             --        (2.28)%
      Highest contract charge 0.60% Class B  $149.82         --                  --             --        (2.87)%
      All contract charges                        --        146             $22,325           0.35%          --
2012  Lowest contract charge 0.00% Class B   $167.74         --                  --             --         2.66%
      Highest contract charge 0.60% Class B  $154.25         --                  --             --         2.04%
      All contract charges                        --        156             $24,295           0.61%          --
2011  Lowest contract charge 0.00% Class B   $163.40         --                  --             --         1.22%
      Highest contract charge 0.60% Class B  $151.17         --                  --             --         0.61%
      All contract charges                        --        165             $25,209           2.42%          --
2010  Lowest contract charge 0.00% Class B   $161.43         --                  --             --         6.24%
      Highest contract charge 0.90% Class B  $147.22         --                  --             --         5.29%
      All contract charges                        --        176             $26,750           9.13%          --
2009  Lowest contract charge 0.00% Class B   $151.95         --                  --             --         6.06%
      Highest contract charge 0.90% Class B  $139.83         --                  --             --         5.11%
      All contract charges                        --        198             $28,433           3.02%          --
EQ/SMALL COMPANY INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $375.50         --                  --             --        37.45%
      Highest contract charge 0.90% Class A  $299.84         --                  --             --        36.21%
      All contract charges                        --        170             $46,278           0.98%          --
2012  Lowest contract charge 0.00% Class A   $273.20         --                  --             --        15.54%
      Highest contract charge 0.90% Class A  $220.13         --                  --             --        14.50%
      All contract charges                        --        177             $37,153           1.50%          --
2011  Lowest contract charge 0.00% Class A   $236.45         --                  --             --        (3.76)%
      Highest contract charge 0.90% Class A  $192.25         --                  --             --        (4.62)%
      All contract charges                        --        210             $40,442           0.84%          --
2010  Lowest contract charge 0.00% Class A   $245.68         --                  --             --        26.13%
      Highest contract charge 0.90% Class A  $201.57         --                  --             --        25.00%
      All contract charges                        --        214             $44,244           1.21%          --
2009  Lowest contract charge 0.00% Class A   $194.78         --                  --             --        26.44%
      Highest contract charge 0.90% Class A  $161.25         --                  --             --        25.30%
      All contract charges                        --        210             $36,171           1.63%          --
EQ/SMALL COMPANY INDEX
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $272.63         --                  --             --        37.46%
      Highest contract charge 0.90% Class B  $262.07         --                  --             --        36.22%
      All contract charges                        --         93             $25,369           0.98%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
EQ/SMALL COMPANY INDEX (CONTINUED)
2012  Lowest contract charge 0.00% Class B   $198.34         --                  --             --        15.54%
      Highest contract charge 0.90% Class B  $192.39         --                  --             --        14.50%
      All contract charges                        --         84             $16,707           1.50%          --
2011  Lowest contract charge 0.00% Class B   $171.66         --                  --             --        (4.00)%
      Highest contract charge 0.90% Class B  $168.03         --                  --             --        (4.86)%
      All contract charges                        --         76             $13,071           0.84%          --
2010  Lowest contract charge 0.00% Class B   $178.81         --                  --             --        25.82%
      Highest contract charge 0.90% Class B  $176.61         --                  --             --        24.69%
      All contract charges                        --         75             $13,547           1.21%          --
2009  Lowest contract charge 0.00% Class B   $142.12         --                  --             --        26.13%
      Highest contract charge 0.90% Class B  $141.64         --                  --             --        24.99%
      All contract charges                        --         68             $ 9,831           1.63%          --
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $157.31         --                  --             --        37.93%
      Highest contract charge 0.60% Class A  $150.95         --                  --             --        37.12%
      All contract charges                        --         31             $ 1,490           0.00%          --
2012  Lowest contract charge 0.00% Class A   $114.05         --                  --             --        18.95%
      Highest contract charge 0.60% Class A  $110.09         --                  --             --        18.22%
      All contract charges                        --         17             $   904           0.00%          --
2011  Lowest contract charge 0.00% Class A   $ 95.88         --                  --             --        (1.71)%
      Highest contract charge 0.60% Class A  $ 93.12         --                  --             --        (2.30)%
      All contract charges                        --         12             $   676             --           --
2010  Lowest contract charge 0.00% Class A   $ 97.55         --                  --             --        16.68%
      Highest contract charge 0.60% Class A  $ 95.31         --                  --             --        15.99%
      All contract charges                        --         18             $ 1,007             --           --
2009  Lowest contract charge 0.00% Class A   $ 83.60         --                  --             --        43.13%
      Highest contract charge 0.60% Class A  $ 82.17         --                  --             --        42.26%
      All contract charges                        --         12             $   958             --           --
EQ/T. ROWE PRICE GROWTH STOCK
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $184.26         --                  --             --        37.92%
      Highest contract charge 0.90% Class B  $146.15         --                  --             --        36.69%
      All contract charges                        --        345             $54,397           0.00%          --
2012  Lowest contract charge 0.00% Class B   $133.60         --                  --             --        18.94%
      Highest contract charge 0.90% Class B  $106.92         --                  --             --        17.86%
      All contract charges                        --        371             $42,246           0.00%          --
2011  Lowest contract charge 0.00% Class B   $112.33         --                  --             --        (1.95)%
      Highest contract charge 0.90% Class B  $ 90.72         --                  --             --        (2.83)%
      All contract charges                        --        343             $32,871             --           --
2010  Lowest contract charge 0.00% Class B   $114.56         --                  --             --        16.39%
      Highest contract charge 0.90% Class B  $ 93.36         --                  --             --        15.35%
      All contract charges                        --        384             $37,430             --           --
2009  Lowest contract charge 0.00% Class B   $ 98.42         --                  --             --        42.64%
      Highest contract charge 0.90% Class B  $ 80.94         --                  --             --        41.35%
      All contract charges                        --        386             $32,264             --           --
EQ/UBS GROWTH & INCOME
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $184.13         --                  --             --        35.54%
      Highest contract charge 0.90% Class B  $120.56         --                  --             --        34.31%
      All contract charges                        --         63             $ 8,990           1.10%          --
2012  Lowest contract charge 0.00% Class B   $135.85         --                  --             --        12.87%
      Highest contract charge 0.90% Class B  $ 89.76         --                  --             --        11.85%
      All contract charges                        --         53             $ 5,682           0.87%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                      UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                      VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                     ------- ----------------- ----------------- -------------- ---------
EQ/UBS GROWTH & INCOME (CONTINUED)
2011  Lowest contract charge 0.00% Class B           $120.36         --                  --             --        (2.82)%
      Highest contract charge 0.90% Class B          $ 80.25         --                  --             --        (3.68)%
      All contract charges                                --         51             $ 4,901           0.76%          --
2010  Lowest contract charge 0.00% Class B           $123.85         --                  --             --        13.07%
      Highest contract charge 0.90% Class B          $ 83.32         --                  --             --        12.05%
      All contract charges                                --         55             $ 5,420           0.71%          --
2009  Lowest contract charge 0.00% Class B           $109.54         --                  --             --        32.44%
      Highest contract charge 0.90% Class B          $ 74.36         --                  --             --        31.24%
      All contract charges                                --         55             $ 4,761           0.87%          --
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class A           $354.81         --                  --             --        39.08%
      Highest contract charge 0.00% Class A          $354.81         --                  --             --        39.08%
      All contract charges                                --         82              11,782           0.00%          --
2012  Lowest contract charge 0.00% Class A           $255.11         --                  --             --        20.44%
      Highest contract charge 0.00% Class A          $255.11         --                  --             --        20.44%
      All contract charges                                --         63             $ 7,888           0.01%          --
2011  Lowest contract charge 0.00% Class A           $211.82         --                  --             --        (5.64)%
      Highest contract charge 0.00% Class A          $211.82         --                  --             --        (5.64)%
      All contract charges                                --         52             $ 6,794             --           --
2010  Lowest contract charge 0.00% Class A           $224.48         --                  --             --        17.58%
      Highest contract charge 0.00% Class A          $224.48         --                  --             --        17.58%
      All contract charges                                --         26             $ 4,837           0.01%          --
2009  Lowest contract charge 0.00% Class A           $190.92         --                  --             --        40.65%
      Highest contract charge 0.00% Class A          $190.92         --                  --             --        40.65%
      All contract charges                                --         12             $ 2,157           0.23%          --
EQ/WELLS FARGO OMEGA GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B           $203.00         --                  --             --        39.08%
      Highest contract charge 0.90% Class B          $178.32         --                  --             --        37.83%
      All contract charges                                --        449             $84,688           0.00%          --
2012  Lowest contract charge 0.00% Class B           $145.96         --                  --             --        20.43%
      Highest contract charge 0.90% Class B          $129.38         --                  --             --        19.34%
      All contract charges                                --        408             $55,611           0.01%          --
2011  Lowest contract charge 0.00% Class B           $121.20         --                  --             --        (5.87)%
      Highest contract charge 0.90% Class B          $108.41         --                  --             --        (6.72)%
      All contract charges                                --        497             $56,870             --           --
2010  Lowest contract charge 0.00% Class B           $128.76         --                  --             --        17.29%
      Highest contract charge 0.90% Class B          $116.22         --                  --             --        16.24%
      All contract charges                                --        406             $49,872           0.01%          --
2009  Lowest contract charge 0.00% Class B           $109.78         --                  --             --        40.29%
      Highest contract charge 0.90% Class B          $ 99.98         --                  --             --        39.04%
      All contract charges                                --        235             $24,042           0.23%          --
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Service Class 2   $213.05         --                  --             --        22.09%
      Highest contract charge 0.00% Service Class 2  $213.05         --                  --             --        22.09%
      All contract charges                                --         13             $ 1,320           0.68%          --
2012  Lowest contract charge 0.00% Service Class 2   $174.50         --                  --             --        15.11%
      Highest contract charge 0.00% Service Class 2  $174.50         --                  --             --        15.11%
      All contract charges                                --         14             $ 1,460           1.10%          --
2011  Lowest contract charge 0.00% Service Class 2   $151.59         --                  --             --        (6.46)%
      Highest contract charge 0.00% Service Class 2  $151.59         --                  --             --        (6.46)%
      All contract charges                                --         12             $ 1,265           1.43%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                   YEARS ENDED DECEMBER 31,
                                                             ------------------------------------------------------------------
                                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                             ------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP ASSET MANAGER: GROWTH PORTFOLIO (CONTINUED)
2010    Lowest contract charge 0.00% Service Class 2         $162.06         --                  --             --        16.02%
        Highest contract charge 0.00% Service Class 2        $162.06         --                  --             --        16.02%
        All contract charges                                      --         23             $ 3,707           0.50%          --
2009    Lowest contract charge 0.00% Service Class 2         $139.68         --                  --             --        32.41%
        Highest contract charge 0.00% Service Class 2        $139.68         --                  --             --        32.41%
        All contract charges                                      --         44             $ 6,144           1.42%          --
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO
        Unit Value 0.00% to 0.90%*
2013    Lowest contract charge 0.00% Service Class 2         $299.38         --                  --             --        30.95%
        Highest contract charge 0.90% Service Class 2        $152.67         --                  --             --        29.78%
        All contract charges                                      --        497             $70,922           1.23%          --
2012    Lowest contract charge 0.00% Service Class 2         $228.62         --                  --             --        16.14%
        Highest contract charge 0.90% Service Class 2        $117.64         --                  --             --        15.09%
        All contract charges                                      --        303             $35,455           1.15%          --
2011    Lowest contract charge 0.00% Service Class 2         $196.85         --                  --             --        (2.78)%
        Highest contract charge 0.90% Service Class 2        $102.22         --                  --             --        (3.66)%
        All contract charges                                      --        249             $30,837           0.84%          --
2010    Lowest contract charge 0.00% Service Class 2         $202.48         --                  --             --        16.93%
        Highest contract charge 0.90% Service Class 2 (d)    $106.10         --                  --             --        20.44%
        All contract charges                                      --        270             $46,061           0.93%          --
2009    Lowest contract charge 0.00% Service Class 2         $173.17         --                  --             --        35.47%
        Highest contract charge 0.00% Service Class 2        $173.17         --                  --             --        35.47%
        All contract charges                                      --        225             $38,820           1.29%          --
FIDELITY(R) VIP EQUITY-INCOME PORTFOLIO
        Unit Value 0.00% to 0.00%*
2013    Lowest contract charge 0.00% Service Class 2         $238.38         --                  --             --        27.82%
        Highest contract charge 0.00% Service Class 2        $238.38         --                  --             --        27.82%
        All contract charges                                      --         28             $ 1,373           2.28%          --
2012    Lowest contract charge 0.00% Service Class 2         $186.49         --                  --             --        17.05%
        Highest contract charge 0.00% Service Class 2        $186.49         --                  --             --        17.05%
        All contract charges                                      --         23             $   981           2.73%          --
2011    Lowest contract charge 0.00% Service Class 2         $159.32         --                  --             --         0.66%
        Highest contract charge 0.00% Service Class 2        $159.32         --                  --             --         0.66%
        All contract charges                                      --         19             $   915           2.03%          --
2010    Lowest contract charge 0.00% Service Class 2         $158.28         --                  --             --        14.92%
        Highest contract charge 0.00% Service Class 2        $158.28         --                  --             --        14.92%
        All contract charges                                      --         41             $ 4,712           1.35%          --
2009    Lowest contract charge 0.00% Service Class 2         $137.73         --                  --             --        29.89%
        Highest contract charge 0.00% Service Class 2        $137.73         --                  --             --        29.89%
        All contract charges                                      --         39             $ 5,368           2.03%          --
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO
        Unit Value 0.00% to 0.90%*
2013    Lowest contract charge 0.00% Service Class 2         $226.96         --                  --             --        33.25%
        Highest contract charge 0.90% Service Class 2        $161.58         --                  --             --        32.05%
        All contract charges                                      --         53             $ 5,885           1.91%          --
2012    Lowest contract charge 0.00% Service Class 2         $170.33         --                  --             --        18.25%
        Highest contract charge 0.90% Service Class 2        $122.36         --                  --             --        17.18%
        All contract charges                                      --         34             $ 3,223           2.46%          --
2011    Lowest contract charge 0.00% Service Class 2         $144.04         --                  --             --         1.36%
        Highest contract charge 0.60% Service Class 2        $104.95         --                  --             --         0.75%
        All contract charges                                      --         19             $ 1,563           1.76%          --
2010    Lowest contract charge 0.00% Service Class 2         $142.11         --                  --             --        14.54%
        Highest contract charge 0.90% Service Class 2 (d)    $103.95         --                  --             --        18.65%
        All contract charges                                      --         34             $ 4,338           0.40%          --
2009    Lowest contract charge 0.00% Service Class 2         $124.07         --                  --             --        27.01%
        Highest contract charge 0.00% Service Class 2        $124.07         --                  --             --        27.01%
        All contract charges                                      --         39             $ 4,742           0.90%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                           YEARS ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------
                                                      UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                      VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                     ------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP HIGH INCOME PORTFOLIO
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Service Class 2   $222.14         --                  --             --         5.70%
      Highest contract charge 0.00% Service Class 2  $222.14         --                  --             --         5.70%
      All contract charges                                --         81             $10,831           5.40%          --
2012  Lowest contract charge 0.00% Service Class 2   $210.16         --                  --             --        13.97%
      Highest contract charge 0.00% Service Class 2  $210.16         --                  --             --        13.97%
      All contract charges                                --         90             $13,379           6.82%          --
2011  Lowest contract charge 0.00% Service Class 2   $184.40         --                  --             --         3.72%
      Highest contract charge 0.00% Service Class 2  $184.40         --                  --             --         3.72%
      All contract charges                                --         63             $ 9,679           3.49%          --
2010  Lowest contract charge 0.00% Service Class 2   $177.79         --                  --             --        13.67%
      Highest contract charge 0.00% Service Class 2  $177.79         --                  --             --        13.67%
      All contract charges                                --        126             $20,003           8.19%          --
2009  Lowest contract charge 0.00% Service Class 2   $156.41         --                  --             --        43.47%
      Highest contract charge 0.00% Service Class 2  $156.41         --                  --             --        43.47%
      All contract charges                                --        114             $17,838          10.51%          --
FIDELITY(R) VIP INVESTMENT GRADE BOND PORTFOLIO
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Service Class 2   $156.41         --                  --             --        (2.07)%
      Highest contract charge 0.00% Service Class 2  $156.41         --                  --             --        (2.07)%
      All contract charges                                --        222             $14,747           1.88%          --
2012  Lowest contract charge 0.00% Service Class 2   $159.72         --                  --             --         5.61%
      Highest contract charge 0.00% Service Class 2  $159.72         --                  --             --         5.61%
      All contract charges                                --        251             $22,605           3.47%          --
2011  Lowest contract charge 0.00% Service Class 2   $151.24         --                  --             --         7.03%
      Highest contract charge 0.00% Service Class 2  $151.24         --                  --             --         7.03%
      All contract charges                                --        105             $12,644           2.54%          --
2010  Lowest contract charge 0.00% Service Class 2   $141.30         --                  --             --         7.55%
      Highest contract charge 0.00% Service Class 2  $141.30         --                  --             --         7.55%
      All contract charges                                          174             $21,980           3.41%          --
2009  Lowest contract charge 0.00% Service Class 2   $131.38         --                  --             --        15.47%
      Highest contract charge 0.00% Service Class 2  $131.38         --                  --             --        15.47%
      All contract charges                                --        154             $19,978           8.38%          --
FIDELITY(R) VIP MID CAP PORTFOLIO
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Servce Class 2    $413.45         --                  --             --        35.87%
      Highest contract charge 0.90% Service Class 2  $152.11         --                  --             --        34.65%
      All contract charges                                --        152             $30,675           0.30%          --
2012  Lowest contract charge 0.00% Servce Class 2    $304.30         --                  --             --        14.56%
      Highest contract charge 0.90% Service Class 2  $112.97         --                  --             --        13.53%
      All contract charges                                --        132             $22,666           0.42%          --
2011  Lowest contract charge 0.00% Servce Class 2    $265.62         --                  --             --       (10.85)%
      Highest contract charge 0.90% Service Class 2  $ 99.51         --                  --             --       (11.65)%
      All contract charges                                --        149             $27,701           0.02%          --
2010  Lowest contract charge 0.00% Servce Class 2    $297.95         --                  --             --        28.57%
      Highest contract charge 0.90% Service Class 2  $112.63         --                  --             --        24.70%
      All contract charges                                --        244             $53,100           0.16%          --
2009  Lowest contract charge 0.00% Service Class 2   $231.74         --                  --             --        39.76%
      Highest contract charge 0.00% Service Class 2  $231.74         --                  --             --        39.76%
      All contract charges                                --        137             $31,690           0.48%          --
FIDELITY(R) VIP MONEY MARKET PORTFOLIO
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Service Class 2   $100.28         --                  --             --         0.01%
      Highest contract charge 0.00% Service Class 2  $100.28         --                  --             --         0.01%
      All contract charges                                --         69             $ 1,329           0.01%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                              YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------------------------------
                                                         UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                         VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                        ------- ----------------- ----------------- -------------- ---------
FIDELITY(R) VIP MONEY MARKET PORTFOLIO (CONTINUED)
2012  Lowest contract charge 0.00% Service Class 2      $100.27         --                  --             --         0.01%
      Highest contract charge 0.00% Service Class 2     $100.27         --                  --             --         0.01%
      All contract charges                                   --        110             $ 1,969           0.01%          --
2011  Lowest contract charge 0.00% Service Class 2      $100.26         --                  --             --         0.01%
      Highest contract charge 0.00% Service Class 2     $100.26         --                  --             --         0.01%
      All contract charges                                   --         28             $   756           0.01%          --
2010  Lowest contract charge 0.00% Service Class 2      $100.25         --                  --             --         0.07%
      Highest contract charge 0.00% Service Class 2     $100.25         --                  --             --         0.07%
      All contract charges                                   --         27             $ 1,544           0.03%          --
2009  Lowest contract charge 0.00% Service Class 2(a)   $100.18         --                  --             --         0.17%
      Highest contract charge 0.00% Service Class 2(a)  $100.18         --                  --             --         0.17%
      All contract charges                                   --        141             $14,014           0.08%          --
FIDELITY(R) VIP VALUE PORTFOLIO
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Service Class 2      $241.99         --                  --             --        32.18%
      Highest contract charge 0.00% Service Class 2     $241.99         --                  --             --        32.18%
      All contract charges                                   --          8             $ 1,244           0.93%          --
2012  Lowest contract charge 0.00% Service Class 2      $183.08         --                  --             --        20.55%
      Highest contract charge 0.00% Service Class 2     $183.08         --                  --             --        20.55%
      All contract charges                                   --          5             $   780           1.75%          --
2011  Lowest contract charge 0.00% Service Class 2      $151.87         --                  --             --        (2.68)%
      Highest contract charge 0.00% Service Class 2     $151.87         --                  --             --        (2.68)%
      All contract charges                                   --          5             $   551           0.61%          --
2010  Lowest contract charge 0.00% Service Class 2      $156.05         --                  --             --        17.52%
      Highest contract charge 0.00% Service Class 2     $156.05         --                  --             --        17.52%
      All contract charges                                   --         35             $ 5,420           0.80%          --
2009  Lowest contract charge 0.00% Service Class 2      $132.79         --                  --             --        42.11%
      Highest contract charge 0.00% Service Class 2     $132.79         --                  --             --        42.11%
      All contract charges                                   --         41             $ 5,439           0.77%          --
FIDELITY(R) VIP VALUE STRATEGIES PORTFOLIO
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Service Class 2      $320.19         --                  --             --        30.18%
      Highest contract charge 0.00% Service Class 2     $320.19         --                  --             --        30.18%
      All contract charges                                   --          3             $   533           0.60%          --
2012  Lowest contract charge 0.00% Service Class 2      $245.95         --                  --             --        27.06%
      Highest contract charge 0.00% Service Class 2     $245.95         --                  --             --        27.06%
      All contract charges                                   --          3             $   426           0.43%          --
2011  Lowest contract charge 0.00% Service Class 2      $193.57         --                  --             --        (9.04)%
      Highest contract charge 0.00% Service Class 2     $193.57         --                  --             --        (9.04)%
      All contract charges                                   --          2             $   314           0.63%          --
2010  Lowest contract charge 0.00% Service Class 2      $212.80         --                  --             --        26.34%
      Highest contract charge 0.00% Service Class 2     $212.80         --                  --             --        26.34%
      All contract charges                                   --         26             $ 5,402           0.22%          --
2009  Lowest contract charge 0.00% Service Class 2      $168.44         --                  --             --        57.15%
      Highest contract charge 0.00% Service Class 2     $168.44         --                  --             --        57.15%
      All contract charges                                   --         35             $ 5,964           0.42%          --
FRANKLIN RISING DIVIDENDS SECURITIES FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class 2              $166.95         --                  --             --        29.69%
      Highest contract charge 0.90% Class 2             $161.47         --                  --             --        28.53%
      All contract charges                                   --        293             $48,326           1.58%          --
2012  Lowest contract charge 0.00% Class 2              $128.73         --                  --             --        11.96%
      Highest contract charge 0.90% Class 2             $125.63         --                  --             --        10.95%
      All contract charges                                   --        254             $32,372           1.61%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------
                                                        UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                        VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                       ------- ----------------- ----------------- -------------- ---------
FRANKLIN RISING DIVIDENDS SECURITIES FUND (CONTINUED)
2011  Lowest contract charge 0.00% Class 2             $114.98         --                  --             --         6.00%
      Highest contract charge 0.90% Class 2            $113.23         --                  --             --         5.05%
      All contract charges                                  --        171             $19,522           1.42%          --
2010  Lowest contract charge 0.00% Class 2(d)          $108.47         --                  --             --        17.18%
      Highest contract charge 0.90% Class 2(d)         $107.79         --                  --             --        16.53%
      All contract charges                                  --        161             $17,438           0.01%          --
FRANKLIN SMALL CAP VALUE SECURITIES FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class 2             $165.79         --                  --             --        36.24%
      Highest contract charge 0.90% Class 2            $160.35         --                  --             --        35.01%
      All contract charges                                  --         83             $ 6,511           1.36%          --
2012  Lowest contract charge 0.00% Class 2             $121.69         --                  --             --        18.39%
      Highest contract charge 0.90% Class 2            $118.77         --                  --             --        17.33%
      All contract charges                                  --         52             $ 2,522           0.80%          --
2011  Lowest contract charge 0.00% Class 2             $102.79         --                  --             --        (3.76)%
      Highest contract charge 0.90% Class 2            $101.23         --                  --             --        (4.63)%
      All contract charges                                  --         22             $ 1,980           0.74%          --
2010  Lowest contract charge 0.00% Class 2 (d)         $106.81         --                  --             --        23.02%
      Highest contract charge 0.90% Class 2 (d)        $106.14         --                  --             --        22.35%
      All contract charges                                  --          6             $   647             --           --
FRANKLIN STRATEGIC INCOME SECURITIES FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class 2             $125.75         --                  --             --         3.32%
      Highest contract charge 0.90% Class 2            $121.62         --                  --             --         2.38%
      All contract charges                                  --        200             $24,932           6.01%          --
2012  Lowest contract charge 0.00% Class 2             $121.71         --                  --             --        12.75%
      Highest contract charge 0.90% Class 2            $118.79         --                  --             --        11.74%
      All contract charges                                  --        160             $19,404           6.83%          --
2011  Lowest contract charge 0.00% Class 2             $107.95         --                  --             --         2.58%
      Highest contract charge 0.90% Class 2            $106.31         --                  --             --         1.65%
      All contract charges                                  --        103             $11,041           9.09%          --
2010  Lowest contract charge 0.00% Class 2 (d)         $105.24         --                  --             --         8.14%
      Highest contract charge 0.90% Class 2 (d)        $104.58         --                  --             --         7.54%
      All contract charges                                  --         43             $ 4,514           0.13%          --
GOLDMAN SACHS VIT MID CAP VALUE FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Service Shares      $158.73         --                  --             --        32.55%
      Highest contract charge 0.90% Service Shares     $153.52         --                  --             --        31.36%
      All contract charges                                  --         55             $ 8,694           0.50%          --
2012  Lowest contract charge 0.00% Service Shares      $119.75         --                  --             --        18.19%
      Highest contract charge 0.90% Service Shares     $116.87         --                  --             --        17.13%
      All contract charges                                  --         64             $ 7,466           1.17%          --
2011  Lowest contract charge 0.00% Service Shares      $101.32         --                  --             --        (6.59)%
      Highest contract charge 0.90% Service Shares     $ 99.78         --                  --             --        (7.44)%
      All contract charges                                  --         49             $ 4,946           0.60%          --
2010  Lowest contract charge 0.00% Service Shares(d)   $108.47         --                  --             --        23.60%
      Highest contract charge 0.90% Service Shares(d)  $107.80         --                  --             --        22.93%
      All contract charges                                  --         34             $ 3,662           1.14%          --
INVESCO V.I. DIVERSIFIED DIVIDEND FUND
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Series II           $142.85         --                  --             --        30.77%
      Highest contract charge 0.00% Series II          $142.85         --                  --             --        30.77%
      All contract charges                                  --         22             $ 1,324           2.15%          --
2012  Lowest contract charge 0.00% Series II           $109.24         --                  --             --        18.37%
      Highest contract charge 0.00% Series II          $109.24         --                  --             --        18.37%
      All contract charges                                  --          6             $   400           1.64%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                          YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------
                                                     UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                     VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                    ------- ----------------- ----------------- -------------- ---------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND (CONTINUED)
2011   Lowest contract charge 0.00% Series II(e)    $ 92.29         --                  --             --        (7.89)%
       Highest contract charge 0.00% Series II(e)   $ 92.29         --                  --             --        (7.89)%
       All contract charges                              --          4             $   103             --           --
INVESCO V.I. GLOBAL REAL ESTATE FUND
       Unit Value 0.00% to 0.90%*
2013   Lowest contract charge 0.00% Series II       $136.24         --                  --             --         2.44%
       Highest contract charge 0.90% Series II      $131.77         --                  --             --         1.52%
       All contract charges                              --        196             $21,013           3.72%          --
2012   Lowest contract charge 0.00% Series II       $133.00         --                  --             --        27.85%
       Highest contract charge 0.90% Series II      $129.80         --                  --             --        26.70%
       All contract charges                              --        136             $16,595           0.53%          --
2011   Lowest contract charge 0.00% Series II       $104.03         --                  --             --        (6.72)%
       Highest contract charge 0.90% Series II      $102.45         --                  --             --        (7.57)%
       All contract charges                              --         76             $ 7,532           4.49%          --
2010   Lowest contract charge 0.00% Series II(d)    $111.53         --                  --             --        24.88%
       Highest contract charge 0.90% Series II(d)   $110.84         --                  --             --        24.20%
       All contract charges                              --         34             $ 3,778           3.87%          --
INVESCO V.I. INTERNATIONAL GROWTH FUND
       Unit Value 0.00% to 0.90%*
2013   Lowest contract charge 0.00% Series II       $140.51         --                  --             --        18.71%
       Highest contract charge 0.90% Series II      $135.90         --                  --             --        17.65%
       All contract charges                              --        267             $22,026           1.06%          --
2012   Lowest contract charge 0.00% Series II       $118.36         --                  --             --        15.26%
       Highest contract charge 0.90% Series II      $115.51         --                  --             --        14.22%
       All contract charges                              --        200             $15,800           1.38%          --
2011   Lowest contract charge 0.00% Series II       $102.69         --                  --             --        (6.99)%
       Highest contract charge 0.90% Series II      $101.13         --                  --             --        (7.83)%
       All contract charges                              --        129             $12,157           0.97%          --
2010   Lowest contract charge 0.00% Series II(d)    $110.41         --                  --             --        25.38%
       Highest contract charge 0.90% Series II(d)   $109.72         --                  --             --        24.70%
       All contract charges                              --         62             $ 6,575           0.84%          --
INVESCO V.I. MID CAP CORE EQUITY FUND
       Unit Value 0.00% to 0.90%*
2013   Lowest contract charge 0.00% Series II       $139.69         --                  --             --        28.46%
       Highest contract charge 0.90% Series II      $135.10         --                  --             --        27.31%
       All contract charges                              --         28             $ 3,685           0.54%          --
2012   Lowest contract charge 0.00% Series II       $108.74         --                  --             --        10.62%
       Highest contract charge 0.90% Series II      $106.12         --                  --             --         9.62%
       All contract charges                              --         22             $ 2,311           0.00%          --
2011   Lowest contract charge 0.00% Series II       $ 98.30         --                  --             --        (6.51)%
       Highest contract charge 0.90% Series II      $ 96.81         --                  --             --        (7.34)%
       All contract charges                              --         25             $ 2,430           0.12%          --
2010   Lowest contract charge 0.00% Series II(d)    $105.14         --                  --             --        16.03%
       Highest contract charge 0.90% Series II(d)   $104.48         --                  --             --        15.40%
       All contract charges                              --          9             $   982           0.19%          --
INVESCO V.I. SMALL CAP EQUITY FUND
       Unit Value 0.00% to 0.90%*
2013   Lowest contract charge 0.00% Series II       $168.91         --                  --             --        37.08%
       Highest contract charge 0.90% Series II      $163.36         --                  --             --        35.85%
       All contract charges                              --         30             $ 4,179           0.00%          --
2012   Lowest contract charge 0.00% Series II       $123.22         --                  --             --        13.66%
       Highest contract charge 0.90% Series II      $120.25         --                  --             --        12.63%
       All contract charges                              --         26             $ 2,784           0.00%          --
2011   Lowest contract charge 0.00% Series II       $108.41         --                  --             --        (0.99)%
       Highest contract charge 0.90% Series II      $106.77         --                  --             --        (1.87)%
       All contract charges                              --         28             $ 2,701             --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                       UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                       VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                      ------- ----------------- ----------------- -------------- ---------
INVESCO V.I. SMALL CAP EQUITY FUND (CONTINUED)
2010  Lowest contract charge 0.00% Series II(d)       $109.49         --                  --             --        23.63%
      Highest contract charge 0.90% Series II(d)      $108.80         --                  --             --        22.96%
      All contract charges                                 --          5             $   374             --           --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Common Shares      $149.61         --                  --             --        29.61%
      Highest contract charge 0.00% Common Shares     $149.61         --                  --             --        29.61%
      All contract charges                                 --         27             $   944           1.44%          --
2012  Lowest contract charge 0.00% Common Shares      $115.43         --                  --             --        13.18%
      Highest contract charge 0.00% Common Shares     $115.43         --                  --             --        13.18%
      All contract charges                                 --         13             $   324           0.94%          --
2011  Lowest contract charge 0.00% Common Shares      $101.99         --                  --             --        (4.68)%
      Highest contract charge 0.00% Common Shares     $101.99         --                  --             --        (4.68)%
      All contract charges                                 --         36             $ 1,525           1.21%          --
2010  Lowest contract charge 0.00% Common Shares(d)   $107.00         --                  --             --        23.46%
      Highest contract charge 0.00% Common Shares(d)  $107.00         --                  --             --        23.46%
      All contract charges                                 --         19             $ 1,165             --           --
IVY FUNDS VIP ENERGY
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Common Shares      $134.81         --                  --             --        27.76%
      Highest contract charge 0.90% Common Shares     $130.38         --                  --             --        26.61%
      All contract charges                                 --        113             $11,601             --           --
2012  Lowest contract charge 0.00% Common Shares      $105.52         --                  --             --         1.38%
      Highest contract charge 0.90% Common Shares     $102.98         --                  --             --         0.47%
      All contract charges                                 --         84             $ 7,689             --           --
2011  Lowest contract charge 0.00% Common Shares      $104.08         --                  --             --        (9.08)%
      Highest contract charge 0.90% Common Shares     $102.50         --                  --             --        (9.90)%
      All contract charges                                 --         89             $ 7,655             --           --
2010  Lowest contract charge 0.00% Common Shares(d)   $114.48         --                  --             --        38.18%
      Highest contract charge 0.90% Common Shares(d)  $113.76         --                  --             --        37.43%
      All contract charges                                 --         19             $ 1,263             --           --
IVY FUNDS VIP HIGH INCOME
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Common Shares(f)   $103.52         --                  --             --         3.73%
      Highest contract charge 0.90% Common Shares(f)  $102.92         --                  --             --         3.15%
      All contract charges                                 --         70             $ 6,145             --           --
IVY FUNDS VIP MID CAP GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Common Shares      $169.89         --                  --             --        29.94%
      Highest contract charge 0.90% Common Shares     $164.31         --                  --             --        28.77%
      All contract charges                                 --        217             $24,177           0.00%          --
2012  Lowest contract charge 0.00% Common Shares      $130.74         --                  --             --        13.56%
      Highest contract charge 0.90% Common Shares     $127.60         --                  --             --        12.53%
      All contract charges                                 --        153             $14,558           0.00%          --
2011  Lowest contract charge 0.00% Common Shares      $115.13         --                  --             --        (0.56)%
      Highest contract charge 0.90% Common Shares     $113.39         --                  --             --        (1.45)%
      All contract charges                                 --        101             $10,980           3.11%          --
2010  Lowest contract charge 0.00% Common Shares(d)   $115.78         --                  --             --        29.49%
      Highest contract charge 0.90% Common Shares(d)  $115.06         --                  --             --        28.79%
      All contract charges                                 --         38             $ 3,775             --           --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Common Shares      $199.31         --                  --             --        56.38%
      Highest contract charge 0.90% Common Shares     $132.15         --                  --             --        30.38%
      All contract charges                                 --        137             $16,143           0.00%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                             YEARS ENDED DECEMBER 31,
                                                       ------------------------------------------------------------------
                                                        UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                        VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                       ------- ----------------- ----------------- -------------- ---------
IVY FUNDS VIP SCIENCE AND TECHNOLOGY (CONTINUED)
2012  Lowest contract charge 0.00% Common Shares       $127.45         --                  --             --        27.83%
      Highest contract charge 0.00% Common Shares      $127.45         --                  --             --        27.83%
      All contract charges                                  --         33             $ 2,665           0.00%          --
2011  Lowest contract charge 0.00% Common Shares       $ 99.70         --                  --             --        (5.77)%
      Highest contract charge 0.00% Common Shares      $ 99.70         --                  --             --        (5.77)%
      All contract charges                                  --         48             $ 4,353           3.40%          --
2010  Lowest contract charge 0.00% Common Shares(d)    $105.81         --                  --             --        18.82%
      Highest contract charge 0.00% Common Shares(d)   $105.81         --                  --             --        18.82%
      All contract charges                                  --         37             $ 3,754           0.00%          --
IVY FUNDS VIP SMALL CAP GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Common Shares       $153.01         --                  --             --        43.36%
      Highest contract charge 0.90% Common Shares      $147.99         --                  --             --        42.08%
      All contract charges                                  --         52             $ 6,647           0.00%          --
2012  Lowest contract charge 0.00% Common Shares       $106.73         --                  --             --         5.16%
      Highest contract charge 0.90% Common Shares      $104.16         --                  --             --         4.21%
      All contract charges                                  --         40             $ 4,028           0.00%          --
2011  Lowest contract charge 0.00% Common Shares       $101.49         --                  --             --       (10.61)%
      Highest contract charge 0.90% Common Shares      $ 99.95         --                  --             --       (11.41)%
      All contract charges                                  --         43             $ 4,084           0.84%          --
2010  Lowest contract charge 0.00% Common Shares(d)    $113.53         --                  --             --        27.53%
      Highest contract charge 0.90% Common Shares(d)   $112.82         --                  --             --        26.83%
      All contract charges                                  --         18             $ 1,854             --           --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Service Shares      $112.66         --                  --             --        (1.24)%
      Highest contract charge 0.90% Service Shares     $108.96         --                  --             --        (2.14)%
      All contract charges                                  --        463             $46,651           1.42%          --
2012  Lowest contract charge 0.00% Service Shares      $114.08         --                  --             --        22.05%
      Highest contract charge 0.90% Service Shares     $111.34         --                  --             --        20.96%
      All contract charges                                  --        414             $44,521           1.63%          --
2011  Lowest contract charge 0.00% Service Shares      $ 93.47         --                  --             --       (18.04)%
      Highest contract charge 0.90% Service Shares     $ 92.05         --                  --             --       (18.77)%
      All contract charges                                  --        359             $32,646           2.12%          --
2010  Lowest contract charge 0.00% Service Shares(d)   $114.04         --                  --             --        29.93%
      Highest contract charge 0.90% Service Shares(d)  $113.32         --                  --             --        29.22%
      All contract charges                                  --        237             $25,870           2.57%          --
MFS(R) INTERNATIONAL VALUE PORTFOLIO
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Service Class       $155.30         --                  --             --        27.63%
      Highest contract charge 0.90% Service Class      $150.20         --                  --             --        26.48%
      All contract charges                                  --        400             $52,025           1.49%          --
2012  Lowest contract charge 0.00% Service Class       $121.68         --                  --             --        15.93%
      Highest contract charge 0.90% Service Class      $118.75         --                  --             --        14.89%
      All contract charges                                  --        263             $28,328           1.42%          --
2011  Lowest contract charge 0.00% Service Class       $104.96         --                  --             --        (1.78)%
      Highest contract charge 0.90% Service Class      $103.36         --                  --             --        (2.67)%
      All contract charges                                  --        240             $23,500           1.11%          --
2010  Lowest contract charge 0.00% Service Class(d)    $106.86         --                  --             --        21.59%
      Highest contract charge 0.90% Service Class(d)   $106.19         --                  --             --        20.93%
      All contract charges                                  --        210             $21,007             --           --
MFS(R) INVESTORS GROWTH STOCK SERIES
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Service Class       $161.15         --                  --             --        30.05%
      Highest contract charge 0.90% Service Class      $155.86         --                  --             --        28.88%
      All contract charges                                  --         12             $ 1,948           0.44%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                            YEARS ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------
                                                       UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                       VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                      ------- ----------------- ----------------- -------------- ---------
MFS(R) INVESTORS GROWTH STOCK SERIES (CONTINUED)
2012  Lowest contract charge 0.00% Service Class      $123.91         --                  --             --        16.69%
      Highest contract charge 0.90% Service Class     $120.93         --                  --             --        15.63%
      All contract charges                                 --         12            $  1,496           0.24%          --
2011  Lowest contract charge 0.00% Service Class      $106.19         --                  --             --         0.37%
      Highest contract charge 0.90% Service Class     $104.58         --                  --             --        (0.53)%
      All contract charges                                 --          7            $    819           0.52%          --
2010  Lowest contract charge 0.00% Service Class(d)   $105.80         --                  --             --        17.98%
      Highest contract charge 0.90% Service Class(d)  $105.14         --                  --             --        17.34%
      All contract charges                                 --          5            $    570             --           --
MFS(R) INVESTORS TRUST SERIES
      Unit Value 0.00% to 0.80%*
2013  Lowest contract charge 0.00% Service Class      $156.93         --                  --             --        31.74%
      Highest contract charge 0.80% Service Class     $152.34         --                  --             --        30.69%
      All contract charges                                 --         10            $  1,500           1.06%          --
2012  Lowest contract charge 0.00% Service Class      $119.12         --                  --             --        18.82%
      Highest contract charge 0.80% Service Class     $116.57         --                  --             --        17.88%
      All contract charges                                 --          5            $    647           1.03%          --
2011  Lowest contract charge 0.00% Service Class      $100.25         --                  --             --        (2.41)%
      Highest contract charge 0.60% Service Class     $ 99.23         --                  --             --        (3.00)%
      All contract charges                                 --          2            $    193           0.80%          --
2010  Lowest contract charge 0.00% Service Class(d)   $102.73         --                  --             --        16.59%
      Highest contract charge 0.90% Service Class(d)  $102.09         --                  --             --        15.96%
      All contract charges                                 --          1            $     66             --           --
MFS(R) UTILITIES SERIES
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Service Class      $161.45         --                  --             --        20.22%
      Highest contract charge 0.00% Service Class     $161.45         --                  --             --        20.22%
      All contract charges                                 --         48            $  1,452           2.19%          --
2012  Lowest contract charge 0.00% Service Class      $134.30         --                  --             --        13.21%
      Highest contract charge 0.00% Service Class     $134.30         --                  --             --        13.21%
      All contract charges                                 --         36            $    909           7.57%          --
2011  Lowest contract charge 0.00% Service Class      $118.63         --                  --             --         6.51%
      Highest contract charge 0.00% Service Class     $118.63         --                  --             --         6.51%
      All contract charges                                 --         19            $    700           3.74%          --
2010  Lowest contract charge 0.00% Service Class(d)   $111.38         --                  --             --        24.51%
      Highest contract charge 0.00% Service Class(d)  $111.38         --                  --             --        24.51%
      All contract charges                                 --          1            $    112             --           --
MULTIMANAGER AGGRESSIVE EQUITY
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A            $251.87         --                  --             --        37.20%
      Highest contract charge 0.90% Class A           $257.24         --                  --             --        35.96%
      All contract charges                                 --        630            $384,363           0.11%          --
2012  Lowest contract charge 0.00% Class A            $183.58         --                  --             --        14.20%
      Highest contract charge 0.90% Class A           $189.20         --                  --             --        13.17%
      All contract charges                                 --        699            $312,057           0.23%          --
2011  Lowest contract charge 0.00% Class A            $160.75         --                  --             --        (6.05)%
      Highest contract charge 0.90% Class A           $167.18         --                  --             --        (6.89)%
      All contract charges                                 --        764            $303,259           0.15%          --
2010  Lowest contract charge 0.00% Class A            $171.10         --                  --             --        17.91%
      Highest contract charge 0.90% Class A           $179.55         --                  --             --        16.85%
      All contract charges                                 --        870            $363,738           0.86%
2009  Lowest contract charge 0.00% Class A            $145.11         --                  --             --        37.61%
      Highest contract charge 0.90% Class A           $153.66         --                  --             --        36.37%
      All contract charges                                 --        901            $331,262           0.39%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
MULTIMANAGER AGGRESSIVE EQUITY
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $128.28         --                  --             --        37.14%
      Highest contract charge 0.60% Class B  $117.96         --                  --             --        36.32%
      All contract charges                        --        222             $26,718           0.11%          --
2012  Lowest contract charge 0.00% Class B   $ 93.54         --                  --             --        14.21%
      Highest contract charge 0.60% Class B  $ 86.53         --                  --             --        13.51%
      All contract charges                        --        235             $20,720           0.23%          --
2011  Lowest contract charge 0.00% Class B   $ 81.90         --                  --             --        (6.28)%
      Highest contract charge 0.60% Class B  $ 76.23         --                  --             --        (6.83)%
      All contract charges                        --        259             $20,033           0.15%          --
2010  Lowest contract charge 0.00% Class B   $ 87.39         --                  --             --        17.61%
      Highest contract charge 0.90% Class B  $ 78.80         --                  --             --        16.56%
      All contract charges                        --        283             $23,448           0.86%          --
2009  Lowest contract charge 0.00% Class B   $ 74.30         --                  --             --        37.27%
      Highest contract charge 0.90% Class B  $ 67.61         --                  --             --        36.04%
      All contract charges                        --        261             $18,387           0.39%          --
MULTIMANAGER CORE BOND
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $163.01         --                  --             --        (2.40)%
      Highest contract charge 0.60% Class A  $159.94         --                  --             --        (2.98)%
      All contract charges                        --        156             $22,518           1.53%          --
2012  Lowest contract charge 0.00% Class A   $167.01         --                  --             --         5.47%
      Highest contract charge 0.60% Class A  $164.86         --                  --             --         4.84%
      All contract charges                        --        159             $24,734           2.06%          --
2011  Lowest contract charge 0.00% Class A   $158.35         --                  --             --         6.08%
      Highest contract charge 0.60% Class A  $157.25         --                  --             --         5.44%
      All contract charges                        --        170             $25,718           2.61%          --
2010  Lowest contract charge 0.00% Class A   $149.28         --                  --             --         6.47%
      Highest contract charge 0.60% Class A  $149.14         --                  --             --         5.83%
      All contract charges                        --        187             $26,807           2.84%          --
2009  Lowest contract charge 0.00% Class A   $140.21         --                  --             --         8.58%
      Highest contract charge 0.60% Class A  $140.92         --                  --             --         7.93%
      All contract charges                        --        184             $24,878           3.64%          --
MULTIMANAGER CORE BOND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $168.02         --                  --             --        (2.35)%
      Highest contract charge 0.90% Class B  $150.75         --                  --             --        (3.23)%
      All contract charges                        --        348             $55,539           1.53%          --
2012  Lowest contract charge 0.00% Class B   $172.07         --                  --             --         5.47%
      Highest contract charge 0.90% Class B  $155.78         --                  --             --         4.52%
      All contract charges                        --        387             $63,352           2.06%          --
2011  Lowest contract charge 0.00% Class B   $163.14         --                  --             --         5.81%
      Highest contract charge 0.90% Class B  $149.04         --                  --             --         4.85%
      All contract charges                        --        414             $64,265           2.61%          --
2010  Lowest contract charge 0.00% Class B   $154.18         --                  --             --         6.20%
      Highest contract charge 0.90% Class B  $142.14         --                  --             --         5.25%
      All contract charges                        --        509             $75,116           2.84%          --
2009  Lowest contract charge 0.00% Class B   $145.18         --                  --             --         8.32%
      Highest contract charge 0.90% Class B  $135.05         --                  --             --         7.33%
      All contract charges                        --        582             $81,363           3.64%          --
MULTIMANAGER INTERNATIONAL EQUITY
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $235.52         --                  --             --        18.18%
      Highest contract charge 0.60% Class A  $165.42         --                  --             --        17.47%
      All contract charges                        --         58             $13,412           1.17           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                     YEARS ENDED DECEMBER 31,
                                               ------------------------------------------------------------------
                                                UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                               ------- ----------------- ----------------- -------------- ---------
MULTIMANAGER INTERNATIONAL EQUITY (CONTINUED)
2012   Lowest contract charge 0.00% Class A    $199.29         --                  --             --        17.74%
       Highest contract charge 0.60% Class A   $140.81         --                  --             --        17.03%
       All contract charges                         --         62             $12,073           1.46%          --
2011   Lowest contract charge 0.00% Class A    $169.26         --                  --             --       (17.78)%
       Highest contract charge 0.60% Class A   $120.32         --                  --             --       (18.27)%
       All contract charges                         --         67             $11,163           1.66%          --
2010   Lowest contract charge 0.00% Class A    $205.86         --                  --             --         7.22%
       Highest contract charge 0.60% Class A   $147.22         --                  --             --         6.58%
       All contract charges                         --         70             $14,070           2.99%          --
2009   Lowest contract charge 0.00% Class A    $191.99         --                  --             --        30.24%
       Highest contract charge 0.60% Class A   $138.13         --                  --             --        29.45%
       All contract charges                         --         76             $14,392           1.68%          --
MULTIMANAGER INTERNATIONAL EQUITY
       Unit Value 0.00% to 0.90%*
2013   Lowest contract charge 0.00% Class B    $221.04         --                  --             --        18.15%
       Highest contract charge 0.90% Class B   $153.00         --                  --             --        17.08%
       All contract charges                         --        212             $36,366           1.17%          --
2012   Lowest contract charge 0.00% Class B    $187.08         --                  --             --        17.74%
       Highest contract charge 0.90% Class B   $130.68         --                  --             --        16.68%
       All contract charges                         --        234             $33,544           1.46%          --
2011   Lowest contract charge 0.00% Class B    $158.89         --                  --             --       (17.98)%
       Highest contract charge 0.90% Class B   $112.00         --                  --             --       (18.72)%
       All contract charges                         --        229             $27,589           1.66%          --
2010   Lowest contract charge 0.00% Class B    $193.73         --                  --             --         6.96%
       Highest contract charge 0.90% Class B   $137.79         --                  --             --         5.99%
       All contract charges                         --        259             $37,993           2.99%          --
2009   Lowest contract charge 0.00% Class B    $181.13         --                  --             --        29.92%
       Highest contract charge 0.90% Class B   $130.00         --                  --             --        28.75%
       All contract charges                         --        294             $40,174           1.68%          --
MULTIMANAGER LARGE CAP CORE EQUITY
       Unit Value 0.00% to 0.60%*
2013   Lowest contract charge 0.00% Class A    $246.31         --                  --             --        34.31%
       Highest contract charge 0.60% Class A   $169.50         --                  --             --        33.51%
       All contract charges                         --         16             $ 4,003           0.64%          --
2012   Lowest contract charge 0.00% Class A    $183.39         --                  --             --        14.51%
       Highest contract charge 0.60% Class A   $126.96         --                  --             --        13.82%
       All contract charges                         --         18             $ 3,343           0.58%          --
2011   Lowest contract charge 0.00% Class A    $160.15         --                  --             --        (7.12)%
       Highest contract charge 0.60% Class A   $111.54         --                  --             --        (7.68)%
       All contract charges                         --         20             $ 3,235           0.43%          --
2010   Lowest contract charge 0.00% Class A    $172.43         --                  --             --        11.82%
       Highest contract charge 0.60% Class A   $120.82         --                  --             --        11.15%
       All contract charges                         --         21             $ 3,622           0.40%          --
2009   Lowest contract charge 0.00% Class A    $154.20         --                  --             --        32.84%
       Highest contract charge 0.60% Class A   $108.70         --                  --             --        32.04%
       All contract charges                         --         23             $ 3,543           1.60%          --
MULTIMANAGER LARGE CAP CORE EQUITY
       Unit Value 0.00% to 0.90%*
2013   Lowest contract charge 0.00% Class B    $219.33         --                  --             --        34.26%
       Highest contract charge 0.90% Class B   $158.25         --                  --             --        33.05%
       All contract charges                         --         30             $ 5,450           0.64%          --
2012   Lowest contract charge 0.00% Class B    $163.36         --                  --             --        14.50%
       Highest contract charge 0.90% Class B   $118.94         --                  --             --        13.48%
       All contract charges                         --         33             $ 4,395           0.58%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                 VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                ------- ----------------- ----------------- -------------- ---------
MULTIMANAGER LARGE CAP CORE EQUITY (CONTINUED)
2011    Lowest contract charge 0.00% Class B    $142.67         --                  --             --        (7.35)%
        Highest contract charge 0.90% Class B   $104.81         --                  --             --        (8.19)%
        All contract charges                         --         40             $ 4,642           0.43%          --
2010    Lowest contract charge 0.00% Class B    $153.99         --                  --             --        11.54%
        Highest contract charge 0.90% Class B   $114.16         --                  --             --        10.54%
        All contract charges                         --         40             $ 5,027           0.40%          --
2009    Lowest contract charge 0.00% Class B    $138.05         --                  --             --        32.51%
        Highest contract charge 0.90% Class B   $103.27         --                  --             --        31.32%
        All contract charges                         --         36             $ 3,992           1.60%          --
MULTIMANAGER LARGE CAP VALUE
        Unit Value 0.00% to 0.60%*
2013    Lowest contract charge 0.00% Class A    $268.26         --                  --             --        32.17%
        Highest contract charge 0.60% Class A   $189.08         --                  --             --        31.37%
        All contract charges                         --         42             $11,002           1.50%          --
2012    Lowest contract charge 0.00% Class A    $202.97         --                  --             --        15.57%
        Highest contract charge 0.60% Class A   $143.93         --                  --             --        14.88%
        All contract charges                         --         47             $ 9,269           1.19%          --
2011    Lowest contract charge 0.00% Class A    $175.62         --                  --             --        (5.29)%
        Highest contract charge 0.60% Class A   $125.29         --                  --             --        (5.85)%
        All contract charges                         --         53             $ 9,069           1.05%          --
2010    Lowest contract charge 0.00% Class A    $185.43         --                  --             --        13.44%
        Highest contract charge 0.60% Class A   $133.08         --                  --             --        12.76%
        All contract charges                         --         60             $10,690           0.93%
2009    Lowest contract charge 0.00% Class A    $163.46         --                  --             --        23.16%
        Highest contract charge 0.60% Class A   $118.02         --                  --             --        22.43%
        All contract charges                         --         63             $ 9,918           1.92%          --
MULTIMANAGER LARGE CAP VALUE
        Unit Value 0.00% to 0.90%*
2013    Lowest contract charge 0.00% Class B    $242.62         --                  --             --        32.15%
        Highest contract charge 0.90% Class B   $179.25         --                  --             --        30.95%
        All contract charges                         --        113             $22,226           1.50%          --
2012    Lowest contract charge 0.00% Class B    $183.60         --                  --             --        15.57%
        Highest contract charge 0.90% Class B   $136.88         --                  --             --        14.52%
        All contract charges                         --        122             $18,373           1.19%          --
2011    Lowest contract charge 0.00% Class B    $158.87         --                  --             --        (5.52)%
        Highest contract charge 0.90% Class B   $119.52         --                  --             --        (6.37)%
        All contract charges                         --        141             $18,213           1.05%          --
2010    Lowest contract charge 0.00% Class B    $168.15         --                  --             --        13.15%
        Highest contract charge 0.90% Class B   $127.65         --                  --             --        12.14%
        All contract charges                         --        170             $23,298           0.93%          --
2009    Lowest contract charge 0.00% Class B    $148.60         --                  --             --        22.85%
        Highest contract charge 0.90% Class B   $113.84         --                  --             --        21.75%
        All contract charges                         --        203             $24,443           1.92%          --
MULTIMANAGER MID CAP GROWTH
        Unit Value 0.00% to 0.60%*
2013    Lowest contract charge 0.00% Class A    $347.33         --                  --             --        40.15%
        Highest contract charge 0.60% Class A   $197.53         --                  --             --        39.31%
        All contract charges                         --         36             $12,410           0.00%          --
2012    Lowest contract charge 0.00% Class A    $247.82         --                  --             --        15.45%
        Highest contract charge 0.60% Class A   $141.79         --                  --             --        14.76%
        All contract charges                         --         39             $ 9,635           0.00%          --
2011    Lowest contract charge 0.00% Class A    $214.65         --                  --             --        (7.65)%
        Highest contract charge 0.60% Class A   $123.55         --                  --             --        (8.21)%
        All contract charges                         --         43             $ 9,091             --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
MULTIMANAGER MID CAP GROWTH (CONTINUED)
2010  Lowest contract charge 0.00% Class A   $232.43         --                  --             --        27.20%
      Highest contract charge 0.60% Class A  $134.60         --                  --             --        26.44%
      All contract charges                        --         47             $10,811             --           --
2009  Lowest contract charge 0.00% Class A   $182.73         --                  --             --        42.13%
      Highest contract charge 0.60% Class A  $106.45         --                  --             --        41.28%
      All contract charges                        --         52             $ 9,201             --           --
MULTIMANAGER MID CAP GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $306.77         --                  --             --        40.17%
      Highest contract charge 0.90% Class B  $177.69         --                  --             --        38.91%
      All contract charges                        --        115             $22,530           0.00%          --
2012  Lowest contract charge 0.00% Class B   $218.86         --                  --             --        15.45%
      Highest contract charge 0.90% Class B  $127.92         --                  --             --        14.41%
      All contract charges                        --        129             $17,782           0.00%          --
2011  Lowest contract charge 0.00% Class B   $189.57         --                  --             --        (7.88)%
      Highest contract charge 0.90% Class B  $111.81         --                  --             --        (8.71)%
      All contract charges                        --        133             $16,020             --           --
2010  Lowest contract charge 0.00% Class B   $205.79         --                  --             --        26.88%
      Highest contract charge 0.90% Class B  $122.48         --                  --             --        25.74%
      All contract charges                        --        153             $19,965             --           --
2009  Lowest contract charge 0.00% Class B   $162.19         --                  --             --        41.78%
      Highest contract charge 0.90% Class B  $ 97.40         --                  --             --        40.49%
      All contract charges                        --        167             $17,174             --           --
MULTIMANAGER MID CAP VALUE
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $354.71         --                  --             --        35.59%
      Highest contract charge 0.60% Class A  $219.12         --                  --             --        34.78%
      All contract charges                        --         49             $12,048           0.35%          --
2012  Lowest contract charge 0.00% Class A   $261.60         --                  --             --        14.82%
      Highest contract charge 0.60% Class A  $162.58         --                  --             --        14.13%
      All contract charges                        --         52             $10,487           0.37%          --
2011  Lowest contract charge 0.00% Class A   $227.83         --                  --             --       (13.11)%
      Highest contract charge 0.60% Class A  $142.45         --                  --             --       (13.63)%
      All contract charges                        --         52             $ 9,552           0.06%          --
2010  Lowest contract charge 0.00% Class A   $262.21         --                  --             --        25.23%
      Highest contract charge 0.60% Class A  $164.93         --                  --             --        24.48%
      All contract charges                        --         54             $11,972           0.80%          --
2009  Lowest contract charge 0.00% Class A   $209.39         --                  --             --        44.72%
      Highest contract charge 0.60% Class A  $132.50         --                  --             --        43.86%
      All contract charges                        --         51             $ 9,941           3.12%          --
MULTIMANAGER MID CAP VALUE
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $232.36         --                  --             --        35.59%
      Highest contract charge 0.90% Class B  $208.47         --                  --             --        34.38%
      All contract charges                        --        183             $39,817           0.35%          --
2012  Lowest contract charge 0.00% Class B   $171.37         --                  --             --        14.82%
      Highest contract charge 0.90% Class B  $155.14         --                  --             --        13.78%
      All contract charges                        --        211             $34,090           0.37%          --
2011  Lowest contract charge 0.00% Class B   $149.25         --                  --             --       (13.33)%
      Highest contract charge 0.90% Class B  $136.35         --                  --             --       (14.11)%
      All contract charges                        --        238             $33,687           0.06%          --
2010  Lowest contract charge 0.00% Class B   $172.21         --                  --             --        24.91%
      Highest contract charge 0.90% Class B  $158.75         --                  --             --        23.79%
      All contract charges                        --        291             $47,906           0.80%          --
2009  Lowest contract charge 0.00% Class B   $137.87         --                  --             --        44.36%
      Highest contract charge 0.90% Class B  $128.24         --                  --             --        43.06%
      All contract charges                        --        317             $42,070           3.12%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class A   $223.98         --                  --             --        (1.01)%
      Highest contract charge 0.90% Class A  $225.04         --                  --             --        (1.90)%
      All contract charges                        --        306            $ 82,633           3.46%          --
2012  Lowest contract charge 0.00% Class A   $226.26         --                  --             --         5.33%
      Highest contract charge 0.90% Class A  $229.40         --                  --             --         4.38%
      All contract charges                        --        317            $ 91,216           2.25%          --
2011  Lowest contract charge 0.00% Class A   $214.82         --                  --             --         5.33%
      Highest contract charge 0.90% Class A  $219.78         --                  --             --         4.39%
      All contract charges                        --        335            $ 94,119           2.13%          --
2010  Lowest contract charge 0.00% Class A   $203.94         --                  --             --         6.89%
      Highest contract charge 0.90% Class A  $210.54         --                  --             --         5.93%
      All contract charges                        --        413            $108,715           2.75%          --
2009  Lowest contract charge 0.00% Class A   $190.79         --                  --             --         9.92%
      Highest contract charge 0.90% Class A  $198.75         --                  --             --         8.93%
      All contract charges                        --        464            $115,385           4.64%          --
MULTIMANAGER MULTI-SECTOR BOND
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class B   $135.49         --                  --             --        (0.87)%
      Highest contract charge 0.60% Class B  $107.13         --                  --             --        (1.46)%
      All contract charges                        --        149            $ 16,905           3.46%          --
2012  Lowest contract charge 0.00% Class B   $136.68         --                  --             --         5.32%
      Highest contract charge 0.60% Class B  $108.72         --                  --             --         4.69%
      All contract charges                        --        153            $ 17,509           2.25%          --
2011  Lowest contract charge 0.00% Class B   $129.77         --                  --             --         5.08%
      Highest contract charge 0.60% Class B  $103.85         --                  --             --         4.45%
      All contract charges                        --        160            $ 17,351           3.87%          --
2010  Lowest contract charge 0.00% Class B   $123.50         --                  --             --         6.63%
      Highest contract charge 0.90% Class B  $ 95.76         --                  --             --         5.67%
      All contract charges                        --        171            $ 17,687           2.75%          --
2009  Lowest contract charge 0.00% Class B   $115.82         --                  --             --         9.65%
      Highest contract charge 0.90% Class B  $ 90.62         --                  --             --         8.66%
      All contract charges                        --        171            $ 16,486           4.64%          --
MUTLIMANAGER SMALL CAP GROWTH
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $194.74         --                  --             --        47.78%
      Highest contract charge 0.90% Class B  $125.08         --                  --             --        46.45%
      All contract charges                        --         82            $ 13,549           0.00%          --
2012  Lowest contract charge 0.00% Class B   $131.78         --                  --             --        11.38%
      Highest contract charge 0.90% Class B  $ 85.41         --                  --             --        10.38%
      All contract charges                        --         69            $  7,825           0.00%          --
2011  Lowest contract charge 0.00% Class B   $118.32         --                  --             --       (15.68)%
      Highest contract charge 0.90% Class B  $ 77.38         --                  --             --       (16.45)%
      All contract charges                        --         68            $  7,065             --           --
2010  Lowest contract charge 0.00% Class B   $140.33         --                  --             --        27.65%
      Highest contract charge 0.90% Class B  $ 92.61         --                  --             --        26.51%
      All contract charges                        --         70            $  8,519             --           --
2009  Lowest contract charge 0.00% Class B   $109.93         --                  --             --        34.54%
      Highest contract charge 0.90% Class B  $ 73.21         --                  --             --        33.32%
      All contract charges                        --         69            $  6,549             --           --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $293.14         --                  --             --        42.77%
      Highest contract charge 0.60% Class A  $275.62         --                  --             --        41.91%
      All contract charges                        --         56            $ 16,244           0.55%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                   YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------------------
                                              UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                              VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                             ------- ----------------- ----------------- -------------- ---------
MULTIMANAGER SMALL CAP VALUE (CONTINUED)
2012  Lowest contract charge 0.00% Class A   $205.33         --                  --             --        16.77%
      Highest contract charge 0.60% Class A  $194.22         --                  --             --        16.07%
      All contract charges                        --         61             $12,385           0.59%          --
2011  Lowest contract charge 0.00% Class A   $175.84         --                  --             --        (8.79)%
      Highest contract charge 0.60% Class A  $167.33         --                  --             --        (9.34)%
      All contract charges                        --         65             $11,397           0.16%          --
2010  Lowest contract charge 0.00% Class A   $192.78         --                  --             --        24.82%
      Highest contract charge 0.60% Class A  $184.56         --                  --             --        24.07%
      All contract charges                        --         70             $13,507           0.26%          --
2009  Lowest contract charge 0.00% Class A   $154.45         --                  --             --        26.73%
      Highest contract charge 0.60% Class A  $148.76         --                  --             --        25.97%
      All contract charges                        --         74             $11,427           1.14%          --
MULTIMANAGER SMALL CAP VALUE
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $307.45         --                  --             --        42.72%
      Highest contract charge 0.90% Class B  $269.39         --                  --             --        41.44%
      All contract charges                        --         69             $20,126           0.55%          --
2012  Lowest contract charge 0.00% Class B   $215.42         --                  --             --        16.77%
      Highest contract charge 0.90% Class B  $190.46         --                  --             --        15.72%
      All contract charges                        --         73             $14,727           0.59%          --
2011  Lowest contract charge 0.00% Class B   $184.48         --                  --             --        (9.02)%
      Highest contract charge 0.90% Class B  $164.59         --                  --             --        (9.83)%
      All contract charges                        --         80             $13,785           0.16%          --
2010  Lowest contract charge 0.00% Class B   $202.76         --                  --             --        24.50%
      Highest contract charge 0.90% Class B  $182.54         --                  --             --        23.39%
      All contract charges                        --         94             $17,887           0.26%          --
2009  Lowest contract charge 0.00% Class B   $162.86         --                  --             --        26.42%
      Highest contract charge 0.90% Class B  $147.95         --                  --             --        25.28%
      All contract charges                        --        108             $16,637           1.14%          --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.00% to 0.60%*
2013  Lowest contract charge 0.00% Class A   $386.60         --                  --             --        35.59%
      Highest contract charge 0.60% Class A  $201.18         --                  --             --        34.78%
      All contract charges                        --         43             $15,169           0.00%          --
2012  Lowest contract charge 0.00% Class A   $285.13         --                  --             --        13.43%
      Highest contract charge 0.60% Class A  $149.27         --                  --             --        12.74%
      All contract charges                        --         47             $12,141           0.00%          --
2011  Lowest contract charge 0.00% Class A   $251.38         --                  --             --        (4.58)%
      Highest contract charge 0.60% Class A  $132.40         --                  --             --        (5.14)%
      All contract charges                        --         51             $12,242             --           --
2010  Lowest contract charge 0.00% Class A   $263.44         --                  --             --        18.00%
      Highest contract charge 0.60% Class A  $139.58         --                  --             --        17.29%
      All contract charges                        --         51             $12,775             --           --
2009  Lowest contract charge 0.00% Class A   $223.26         --                  --             --        58.84%
      Highest contract charge 0.60% Class A  $119.01         --                  --             --        57.88%
      All contract charges                        --         55             $11,948             --           --
MULTIMANAGER TECHNOLOGY
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class B   $314.29         --                  --             --        35.59%
      Highest contract charge 0.90% Class B  $173.81         --                  --             --        34.37%
      All contract charges                        --        353             $69,150           0.00%          --
2012  Lowest contract charge 0.00% Class B   $231.80         --                  --             --        13.43%
      Highest contract charge 0.90% Class B  $129.35         --                  --             --        12.40%
      All contract charges                        --        403             $57,987           0.00%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                             UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                             VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                            ------- ----------------- ----------------- -------------- ---------
MULTIMANAGER TECHNOLOGY (CONTINUED)
2011  Lowest contract charge 0.00% Class B                  $204.36         --                  --             --        (4.82)%
      Highest contract charge 0.90% Class B                 $115.08         --                  --             --        (5.67)%
      All contract charges                                       --        465             $59,503             --           --
2010  Lowest contract charge 0.00% Class B                  $214.70         --                  --             --        17.70%
      Highest contract charge 0.90% Class B                 $122.00         --                  --             --        16.65%
      All contract charges                                       --        502             $68,052             --           --
2009  Lowest contract charge 0.00% Class B                  $182.41         --                  --             --        58.44%
      Highest contract charge 0.90% Class B                 $104.59         --                  --             --        57.02%
      All contract charges                                       --        577             $68,071             --           --
MUTUAL SHARES SECURITIES FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class 2                  $149.35         --                  --             --        28.26%
      Highest contract charge 0.90% Class 2                 $144.45         --                  --             --        27.11%
      All contract charges                                       --        107             $12,070           2.07%          --
2012  Lowest contract charge 0.00% Class 2                  $116.44         --                  --             --        14.24%
      Highest contract charge 0.90% Class 2                 $113.64         --                  --             --        13.21%
      All contract charges                                       --         91             $ 8,442           2.20%          --
2011  Lowest contract charge 0.00% Class 2                  $101.93         --                  --             --        (1.04)%
      Highest contract charge 0.90% Class 2                 $100.38         --                  --             --        (1.93)%
      All contract charges                                       --         83             $ 8,046           2.49%          --
2010  Lowest contract charge 0.00% Class 2(d)               $103.00         --                  --             --        13.77%
      Highest contract charge 0.90% Class 2(d)              $102.36         --                  --             --        13.15%
      All contract charges                                       --         73             $ 7,154           0.60%          --
NATURAL RESOURCES PORTFOLIO
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class II                 $ 86.41         --                  --             --         9.75%
      Lowest contract charge 0.00% Class II                 $ 86.41         --                  --             --         9.76%
      All contract charges                                       --        123             $ 9,220           0.00%          --
2012  Lowest contract charge 0.00% Class II                 $ 78.73         --                  --             --        (2.92)%
      Lowest contract charge 0.00% Class II                 $ 78.73         --                  --             --        (2.92)%
      All contract charges                                       --        175             $13,286           0.00%          --
2011  Lowest contract charge 0.00% Class II                 $ 81.10         --                  --             --       (19.34)%
      Lowest contract charge 0.00% Class II                 $ 81.10         --                  --             --       (19.34)%
      All contract charges                                       --        302             $24,330             --           --
2010  Lowest contract charge 0.00% Class II                 $100.55         --                  --             --        27.48%
      Lowest contract charge 0.00% Class II                 $100.55         --                  --             --        27.48%
      All contract charges                                       --        383             $38,117           0.07%          --
2009  Lowest contract charge 0.00% Class II                 $ 78.88         --                  --             --        76.42%
      Lowest contract charge 0.00% Class II                 $ 78.88         --                  --             --        76.42%
      All contract charges                                       --        367             $28,942           0.28%          --
PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Advisor Share Class      $102.96         --                  --             --       (14.71)%
      Highest contract charge 0.90% Advisor Share Class     $ 99.58         --                  --             --       (15.48)%
      All contract charges                                       --         98             $10,045           1.64%          --
2012  Lowest contract charge 0.00% Advisor Share Class      $120.72         --                  --             --         5.12%
      Highest contract charge 0.90% Advisor Share Class     $117.82         --                  --             --         4.18%
      All contract charges                                       --         88             $10,567           2.47%          --
2011  Lowest contract charge 0.00% Advisor Share Class      $114.84         --                  --             --        (7.54)%
      Highest contract charge 0.90% Advisor Share Class     $113.09         --                  --             --        (8.38)%
      All contract charges                                       --         69             $ 7,846          14.44%          --
2010  Lowest contract charge 0.00% Advisor Share Class(d)   $124.21         --                  --             --        35.40%
      Highest contract charge 0.90% Advisor Share Class(d)  $123.43         --                  --             --        34.68%
      All contract charges                                       --         24             $ 2,992           9.67%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                  YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                             UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                             VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                            ------- ----------------- ----------------- -------------- ---------
PIMCO REAL RETURN PORTFOLIO
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Advisor Share Class      $115.58         --                  --             --        (9.31)%
      Highest contract charge 0.90% Advisor Share Class     $111.78         --                  --             --       (10.12)%
      All contract charges                                       --        320             $29,938           1.51%          --
2012  Lowest contract charge 0.00% Advisor Share Class      $127.44         --                  --             --         8.65%
      Highest contract charge 0.90% Advisor Share Class     $124.37         --                  --             --         7.67%
      All contract charges                                       --        366             $40,719           0.92%          --
2011  Lowest contract charge 0.00% Advisor Share Class      $117.29         --                  --             --        11.57%
      Highest contract charge 0.90% Advisor Share Class     $115.51         --                  --             --        10.57%
      All contract charges                                       --        263             $26,875           1.76%          --
2010  Lowest contract charge 0.00% Advisor Share Class(d)   $105.13         --                  --             --         3.84%
      Highest contract charge 0.90% Advisor Share Class(d)  $104.47         --                  --             --         3.27%
      All contract charges                                       --        116             $ 9,350           2.45%          --
PIMCO TOTAL RETURN PORTFOLIO
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Advisor Share Class      $116.15         --                  --             --        (2.06)%
      Highest contract charge 0.90% Advisor Share Class     $112.34         --                  --             --        (2.94)%
      All contract charges                                       --        873             $66,772           2.11%          --
2012  Lowest contract charge 0.00% Advisor Share Class      $118.59         --                  --             --         9.49%
      Highest contract charge 0.90% Advisor Share Class     $115.74         --                  --             --         8.51%
      All contract charges                                       --        816             $70,878           2.48%          --
2011  Lowest contract charge 0.00% Advisor Share Class      $108.31         --                  --             --         3.51%
      Highest contract charge 0.90% Advisor Share Class     $106.66         --                  --             --         2.58%
      All contract charges                                       --        532             $54,786           2.54%          --
2010  Lowest contract charge 0.00% Advisor Share Class(d)   $104.64         --                  --             --         3.97%
      Highest contract charge 0.90% Advisor Share Class(d)  $103.98         --                  --             --         3.40%
      All contract charges                                       --        367             $37,174           6.61%          --
T. ROWE PRICE EQUITY INCOME PORTFOLIO -- II
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class II                 $153.66         --                  --             --        29.41%
      Highest contract charge 0.90% Class II                $148.62         --                  --             --        28.24%
      All contract charges                                       --        136             $20,548           1.35%          --
2012  Lowest contract charge 0.00% Class II                 $118.74         --                  --             --        16.92%
      Highest contract charge 0.90% Class II                $115.89         --                  --             --        15.87%
      All contract charges                                       --        111             $13,048           1.98%          --
2011  Lowest contract charge 0.00% Class II                 $101.56         --                  --             --        (1.01)%
      Highest contract charge 0.90% Class II                $100.02         --                  --             --        (1.90)%
      All contract charges                                       --         93             $ 9,413           1.61%          --
2010  Lowest contract charge 0.00% Class II(d)              $102.60         --                  --             --        16.44%
      Highest contract charge 0.90% Class II(d)             $101.96         --                  --             --        15.80%
      All contract charges                                       --         52             $ 5,337           1.91%          --
T. ROWE PRICE HEALTH SCIENCES PORTFOLIO -- II
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class II                 $231.83         --                  --             --        50.51%
      Highest contract charge 0.00% Class II                $231.83         --                  --             --        50.51%
      All contract charges                                       --         49             $ 5,013             --           --
2012  Lowest contract charge 0.00% Class II                 $154.03         --                  --             --        31.00%
      Highest contract charge 0.00% Class II                $154.03         --                  --             --        31.00%
      All contract charges                                       --         22             $ 2,484             --           --
2011  Lowest contract charge 0.00% Class II                 $117.58         --                  --             --        10.38%
      Highest contract charge 0.00% Class II                $117.58         --                  --             --        10.38%
      All contract charges                                       --         23             $ 2,213             --           --
2010  Lowest contract charge 0.00% Class II(d)              $106.52         --                  --             --        18.99%
      Highest contract charge 0.00% Class II(d)             $106.52         --                  --             --        18.99%
      All contract charges                                       --          7             $   769             --           --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                            ------------------------------------------------------------------
                                             UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                             VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                            ------- ----------------- ----------------- -------------- ---------
TARGET 2015 ALLOCATION
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B  $132.77        --                  --              --        14.07%
      Lowest contract charge 0.00% Class B  $132.77        --                  --              --        14.07%
      All contract charges                       --         2              $  118            0.59%          --
2012  Lowest contract charge 0.00% Class B  $116.39        --                  --              --        10.86%
      Lowest contract charge 0.00% Class B  $116.39        --                  --              --        10.86%
      All contract charges                       --         7              $  661            0.31%          --
2011  Lowest contract charge 0.00% Class B  $104.99        --                  --              --        (2.81)%
      Lowest contract charge 0.00% Class B  $104.99        --                  --              --        (2.81)%
      All contract charges                       --        30              $3,123            1.52%          --
2010  Lowest contract charge 0.00% Class B  $108.03        --                  --              --        10.73%
      Lowest contract charge 0.00% Class B  $108.03        --                  --              --        10.73%
      All contract charges                       --        58              $6,259            2.22%          --
2009  Lowest contract charge 0.00% Class B  $ 97.56        --                  --              --        20.30%
      Lowest contract charge 0.00% Class B  $ 97.56        --                  --              --        20.30%
      All contract charges                       --        37              $3,250            6.33%          --
TARGET 2025 ALLOCATION
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B  $136.37        --                  --              --        19.10%
      Lowest contract charge 0.00% Class B  $136.37        --                  --              --        19.10%
      All contract charges                       --        27              $  506            1.01%          --
2012  Lowest contract charge 0.00% Class B  $114.50        --                  --              --        12.85%
      Lowest contract charge 0.00% Class B  $114.50        --                  --              --        12.85%
      All contract charges                       --        23              $1,025            0.27%          --
2011  Lowest contract charge 0.00% Class B  $101.46        --                  --              --        (3.91)%
      Lowest contract charge 0.00% Class B  $101.46        --                  --              --        (3.91)%
      All contract charges                       --        55              $5,145            1.44%          --
2010  Lowest contract charge 0.00% Class B  $105.59        --                  --              --        11.94%
      Lowest contract charge 0.00% Class B  $105.59        --                  --              --        11.94%
      All contract charges                       --        71              $7,295            3.51%          --
2009  Lowest contract charge 0.00% Class B  $ 94.32        --                  --              --        23.20%
      Lowest contract charge 0.00% Class B  $ 94.32        --                  --              --        23.20%
      All contract charges                       --        18              $1,631            5.94%          --
TARGET 2035 ALLOCATION
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B  $138.59        --                  --              --        22.25%
      Lowest contract charge 0.00% Class B  $138.59        --                  --              --        22.25%
      All contract charges                       --        12              $  760            2.05%          --
2012  Lowest contract charge 0.00% Class B  $113.37        --                  --              --        14.11%
      Lowest contract charge 0.00% Class B  $113.37        --                  --              --        14.11%
      All contract charges                       --         8              $  263            0.06%          --
2011  Lowest contract charge 0.00% Class B  $ 99.35        --                  --              --        (4.64)%
      Lowest contract charge 0.00% Class B  $ 99.35        --                  --              --        (4.64)%
      All contract charges                       --        76              $7,180            1.43%          --
2010  Lowest contract charge 0.00% Class B  $104.18        --                  --              --        12.73%
      Lowest contract charge 0.00% Class B  $104.18        --                  --              --        12.73%
      All contract charges                       --        65              $6,616            3.41%          --
2009  Lowest contract charge 0.00% Class B  $ 92.42        --                  --              --        25.56%
      Lowest contract charge 0.00% Class B  $ 92.42        --                  --              --        25.56%
      All contract charges                       --        14              $1,281            6.51%          --
TARGET 2045 ALLOCATION
      Unit Value 0.00% to 0.00%*
2013  Lowest contract charge 0.00% Class B  $139.27        --                  --              --        25.22%
      Lowest contract charge 0.00% Class B  $139.27        --                  --              --        25.22%
      All contract charges                       --         7              $  209            1.29%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                      YEARS ENDED DECEMBER 31,
                                                ------------------------------------------------------------------
                                                 UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                 VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                ------- ----------------- ----------------- -------------- ---------
TARGET 2045 ALLOCATION (CONTINUED)
2012  Lowest contract charge 0.00% Class B      $111.22         --                  --             --        15.43%
      Lowest contract charge 0.00% Class B      $111.22         --                  --             --        15.43%
      All contract charges                           --          9             $   349           0.41%          --
2011  Lowest contract charge 0.00% Class B      $ 96.35         --                  --             --        (5.53)%
      Lowest contract charge 0.00% Class B      $ 96.35         --                  --             --        (5.53)%
      All contract charges                           --         16             $ 1,148           1.10%          --
2010  Lowest contract charge 0.00% Class B      $101.99         --                  --             --        13.28%
      Lowest contract charge 0.00% Class B      $101.99         --                  --             --        13.28%
      All contract charges                           --         14             $ 1,246           3.51%          --
2009  Lowest contract charge 0.00% Class B      $ 90.03         --                  --             --        27.76%
      Lowest contract charge 0.00% Class B      $ 90.03         --                  --             --        27.76%
      All contract charges                           --          3             $   153           3.68%          --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class 2      $107.20         --                  --             --        (0.92)%
      Highest contract charge 0.90% Class 2     $103.68         --                  --             --        (1.82)%
      All contract charges                           --         92             $ 9,698           1.95%          --
2012  Lowest contract charge 0.00% Class 2      $108.20         --                  --             --        13.16%
      Highest contract charge 0.90% Class 2     $105.60         --                  --             --        12.14%
      All contract charges                           --         91             $ 9,640           1.42%          --
2011  Lowest contract charge 0.00% Class 2      $ 95.62         --                  --             --       (15.85)%
      Highest contract charge 0.90% Class 2     $ 94.17         --                  --             --       (16.61)%
      All contract charges                           --         79             $ 7,494           1.03%          --
2010  Lowest contract charge 0.00% Class 2(d)   $113.63         --                  --             --        34.35%
      Highest contract charge 0.90% Class 2(d)  $112.93         --                  --             --        33.61%
      All contract charges                           --         38             $ 4,357           0.10%          --
TEMPLETON GLOBAL BOND SECURITIES FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class 2      $121.91         --                  --             --         1.63%
      Highest contract charge 0.90% Class 2     $117.90         --                  --             --         0.71%
      All contract charges                           --        531             $54,314           5.00%          --
2012  Lowest contract charge 0.00% Class 2      $119.95         --                  --             --        15.06%
      Highest contract charge 0.90% Class 2     $117.07         --                  --             --        14.03%
      All contract charges                           --        627             $71,476           6.27%          --
2011  Lowest contract charge 0.00% Class 2      $104.25         --                  --             --        (0.87)%
      Highest contract charge 0.90% Class 2     $102.67         --                  --             --        (1.76)%
      All contract charges                           --        558             $56,997           5.42%          --
2010  Lowest contract charge 0.00% Class 2(d)   $105.16         --                  --             --        11.61%
      Highest contract charge 0.90% Class 2(d)  $104.51         --                  --             --        11.00%
      All contract charges                           --        165             $17,145           0.05%          --
TEMPLETON GROWTH SECURITIES FUND
      Unit Value 0.00% to 0.90%*
2013  Lowest contract charge 0.00% Class 2      $153.79         --                  --             --        30.82%
      Highest contract charge 0.90% Class 2     $148.74         --                  --             --        29.64%
      All contract charges                           --         29             $ 4,333           2.50%          --
2012  Lowest contract charge 0.00% Class 2      $117.56         --                  --             --        21.07%
      Highest contract charge 0.90% Class 2     $114.73         --                  --             --        19.97%
      All contract charges                           --         11             $ 1,364           2.11%          --
2011  Lowest contract charge 0.00% Class 2      $ 97.10         --                  --             --        (6.97)%
      Highest contract charge 0.90% Class 2     $ 95.63         --                  --             --        (7.81)%
      All contract charges                           --         10             $ 1,008           1.34%          --
2010  Lowest contract charge 0.00% Class 2(d)   $104.38         --                  --             --        19.84%
      Highest contract charge 0.90% Class 2(d)  $103.73         --                  --             --        19.19%
      All contract charges                           --          3             $   326           0.00%          --

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT FP

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2013

7. Financial Highlights (Concluded)

                                                                                  YEARS ENDED DECEMBER 31,
                                                            ------------------------------------------------------------------
                                                             UNIT   UNITS OUTSTANDING   ACCUMULATION      INVESTMENT     TOTAL
                                                             VALUE       (000S)       UNIT VALUE (000S) INCOME RATIO** RETURN***
                                                            ------- ----------------- ----------------- -------------- ---------
VAN ECK VIP GLOBAL HARD ASSETS FUND
       Unit Value 0.00% to 0.90%*
2013   Lowest contract charge 0.00% Class S                 $110.99         --                  --             --        10.30%
       Highest contract charge 0.90% Class S                $107.34         --                  --             --         9.30%
       All contract charges                                      --        115             $12,630           0.51%          --
2012   Lowest contract charge 0.00% Class S                 $100.63         --                  --             --         3.10%
       Highest contract charge 0.90% Class S                $ 98.21         --                  --             --         2.18%
       All contract charges                                      --        118             $11,742           0.65%          --
2011   Lowest contract charge 0.00% Class S                 $ 97.60         --                  --             --       (16.69)%
       Highest contract charge 0.90% Class S                $ 96.11         --                  --             --       (17.45)%
       All contract charges                                      --        102             $ 9,923           0.63%          --
2010   Lowest contract charge 0.00% Class S(d)              $117.15         --                  --             --        42.78%
       Highest contract charge 0.90% Class S(d)             $116.42         --                  --             --        41.99%
       All contract charges                                      --         35             $ 4,065             --           --
VANGUARD VARIABLE INSURANCE FUND -- EQUITY INDEX PORTFOLIO
       Unit Value 0.60%*
2013   Lowest contract charge 0.60% Investor Share Class    $187.12         --                  --             --        31.39%
       Highest contract charge 0.60% Investor Share Class   $187.12         --                  --             --        31.39%
       All contract charges                                      --         34             $ 6,456           4.22%          --
2012   Lowest contract charge 0.60% Investor Share Class    $142.42         --                  --             --        15.16%
       Highest contract charge 0.60% Investor Share Class   $142.42         --                  --             --        15.16%
       All contract charges                                      --         33             $ 4,681           1.76%          --
2011   Lowest contract charge 0.60% Investor Share Class    $123.67         --                  --             --         1.32%
       Highest contract charge 0.60% Investor Share Class   $123.67         --                  --             --         1.32%
       All contract charges                                      --         29             $ 3,537           1.67%          --
2010   Lowest contract charge 0.60% Investor Share Class    $122.06         --                  --             --        14.22%
       Highest contract charge 0.60% Investor Share Class   $122.06         --                  --             --        14.22%
       All contract charges                                      --         51             $ 6,230           1.98%          --
2009   Lowest contract charge 0.60% Investor Share Class    $106.86         --                  --             --        25.68%
       Highest contract charge 0.60% Investor Share Class   $106.86         --                  --             --        25.68%
       All contract charges                                      --         48             $ 5,109           2.63%          --

  (a)Units were made available on May 1, 2009.
  (b)Units were made available on September 11, 2009.
  (c)Units were made available on September 18, 2009.
  (d)Units were made available on May 24, 2010.
  (e)Units were made available on May 2, 2011.
  (f)Units were made available on May 20, 2013.
  * This ratio represents the annual contract expenses consisting of mortality, risk, financial accounting and other expenses for each period indicated. The ratios included only those expenses that result in a direct reduction to unit value. Charges made directly to Contractowner account through the redemption of units and expenses of the respective Portfolio have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable Contract options.
  ** This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Portfolio, divided by the average net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of investment income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invests.
  ***This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2013 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm............................................... F-1

Consolidated Financial Statements:
 Consolidated Balance Sheets, December 31, 2013 and 2012.............................................. F-2
 Consolidated Statements of Earnings (Loss), Years Ended December 31, 2013, 2012 and 2011............. F-3
 Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2013, 2012 and 2011. F-4
 Consolidated Statements of Equity, Years Ended December 31, 2013, 2012 and 2011...................... F-5
 Consolidated Statements of Cash Flows, Years Ended December 31, 2013, 2012 and 2011.................. F-6
 Notes to Consolidated Financial Statements........................................................... F-8

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("the Company") at December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2014

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2013 AND 2012

                                                      2013        2012
                                                   ----------  ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value.......................................... $   29,419  $   33,607
  Mortgage loans on real estate...................      5,684       5,059
  Equity real estate, held for the production of
   income.........................................          3           4
  Policy loans....................................      3,434       3,512
  Other equity investments........................      1,863       1,643
  Trading securities..............................      4,221       2,309
  Other invested assets...........................      1,353       1,828
                                                   ----------  ----------
   Total investments..............................     45,977      47,962
Cash and cash equivalents.........................      2,283       3,162
Cash and securities segregated, at fair value.....        981       1,551
Broker-dealer related receivables.................      1,539       1,605
Deferred policy acquisition costs.................      3,874       3,728
Goodwill and other intangible assets, net.........      3,703       3,673
Amounts due from reinsurers.......................      3,934       3,847
Loans to affiliates...............................      1,088       1,037
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................      6,747      11,044
Other assets......................................      4,418       5,095
Separate Accounts' assets.........................    108,857      94,139
                                                   ----------  ----------

TOTAL ASSETS...................................... $  183,401  $  176,843
                                                   ==========  ==========

LIABILITIES
Policyholders' account balances................... $   30,340  $   28,263
Future policy benefits and other policyholders
  liabilities.....................................     21,697      22,687
Broker-dealer related payables....................        538         664
Customers related payables........................      1,698       2,562
Amounts due to reinsurers.........................         71          75
Short-term and long-term debt.....................        468         523
Loans from affiliates.............................        825       1,325
Current and deferred income taxes.................      2,813       5,172
Other liabilities.................................      2,653       3,503
Separate Accounts' liabilities....................    108,857      94,139
                                                   ----------  ----------
   Total liabilities..............................    169,960     158,913
                                                   ----------  ----------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 16 and 17)

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding.............          2           2
  Capital in excess of par value..................      5,934       5,992
  Retained earnings...............................      5,205       9,125
  Accumulated other comprehensive income (loss)...       (603)        317
                                                   ----------  ----------
   Total AXA Equitable's equity...................     10,538      15,436
                                                   ----------  ----------
Noncontrolling interest...........................      2,903       2,494
                                                   ----------  ----------
   Total equity...................................     13,441      17,930
                                                   ----------  ----------

TOTAL LIABILITIES AND EQUITY...................... $  183,401  $  176,843
                                                   ==========  ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                              2013       2012       2011
                                            --------  ---------  ---------
                                                     (IN MILLIONS)
REVENUES
Universal life and investment-type
  product policy fee income................ $  3,546  $   3,334  $   3,312
Premiums...................................      496        514        533
Net investment income (loss):
  Investment income (loss) from
   derivative instruments..................   (2,866)      (978)     2,374
  Other investment income (loss)...........    2,237      2,316      2,128
                                            --------  ---------  ---------
   Total net investment income (loss)......     (629)     1,338      4,502
                                            --------  ---------  ---------
Investment gains (losses), net:
  Total other-than-temporary impairment
   losses..................................      (81)       (96)       (36)
  Portion of loss recognized in other
   comprehensive income (loss).............       15          2          4
                                            --------  ---------  ---------
   Net impairment losses recognized........      (66)       (94)       (32)
  Other investment gains (losses), net.....      (33)        (3)       (15)
                                            --------  ---------  ---------
     Total investment gains (losses),
       net.................................      (99)       (97)       (47)
                                            --------  ---------  ---------
Commissions, fees and other income.........    3,823      3,574      3,631
Increase (decrease) in the fair value
  of the reinsurance contract asset........   (4,297)       497      5,941
                                            --------  ---------  ---------
     Total revenues........................    2,840      9,160     17,872
                                            --------  ---------  ---------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits....................    1,691      2,989      4,360
Interest credited to policyholders'
  account balances.........................    1,373      1,166        999
Compensation and benefits..................    1,743      1,672      2,263
Commissions................................    1,160      1,248      1,195
Distribution related payments..............      423        367        303
Amortization of deferred sales
  commissions..............................       41         40         38
Interest expense...........................       88        108        106
Amortization of deferred policy
  acquisition costs........................      580        576      3,620
Capitalization of deferred policy
  acquisition costs........................     (655)      (718)      (759)
Rent expense...............................      169        201        240
Amortization of other intangible assets....       24         24         24
Other operating costs and expenses.........    1,512      1,429      1,359
                                            --------  ---------  ---------
     Total benefits and other deductions...    8,149      9,102     13,748
                                            --------  ---------  ---------

Earnings (loss) from continuing
  operations, before income taxes.......... $ (5,309) $      58  $   4,124
Income tax (expense) benefit...............    2,073        158     (1,298)
                                            --------  ---------  ---------

Net earnings (loss)........................   (3,236)       216      2,826
  Less: net (earnings) loss
   attributable to the noncontrolling
   interest................................     (337)      (121)       101
                                            --------  ---------  ---------

Net Earnings (Loss) Attributable to AXA
  Equitable................................ $ (3,573) $      95  $   2,927
                                            ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                  2013      2012      2011
                                                --------  --------  --------
                                                        (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................ $ (3,236) $    216  $  2,826
                                                --------  --------  --------

Other comprehensive income (loss) net of
  income taxes:
   Change in unrealized gains (losses), net
     of reclassification adjustment............   (1,211)      580       366
   Change in defined benefit plans.............      299        26       (74)
                                                --------  --------  --------
     Total other comprehensive income
       (loss), net of income taxes.............     (912)      606       292
                                                --------  --------  --------

Comprehensive income (loss)....................   (4,148)      822     3,118
                                                --------  --------  --------

  Less: Comprehensive (income) loss
   attributable to noncontrolling interest.....     (345)     (113)      122
                                                --------  --------  --------

Comprehensive Income (Loss) Attributable to
  AXA Equitable................................ $ (4,493) $    709  $  3,240
                                                ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                2013       2012       2011
                                             ---------  ---------  ---------
                                                      (IN MILLIONS)
  EQUITY
  AXA Equitable's Equity:
    Common stock, at par value, beginning
     and end of year........................ $       2  $       2  $       2
                                             ---------  ---------  ---------

    Capital in excess of par value,
     beginning of year......................     5,992      5,743      5,593
    Changes in capital in excess of par
     value..................................       (58)       249        150
                                             ---------  ---------  ---------
    Capital in excess of par value, end
     of year................................     5,934      5,992      5,743
                                             ---------  ---------  ---------

    Retained earnings, beginning of year....     9,125      9,392      6,844
    Net earnings (loss).....................    (3,573)        95      2,927
    Stockholder dividends...................      (347)      (362)      (379)
                                             ---------  ---------  ---------
    Retained earnings, end of year..........     5,205      9,125      9,392
                                             ---------  ---------  ---------

    Accumulated other comprehensive
     income (loss), beginning of year.......       317       (297)     (610)
    Other comprehensive income (loss).......      (920)       614        313
                                             ---------  ---------  ---------
    Accumulated other comprehensive
     income (loss), end of year.............      (603)       317       (297)
                                             ---------  ---------  ---------

     TOTAL AXA EQUITABLE'S EQUITY, END OF
       YEAR.................................    10,538     15,436     14,840
                                             ---------  ---------  ---------

  Noncontrolling interest, beginning of
    year....................................     2,494      2,703      3,118
  Purchase of AllianceBernstein Units by
    noncontrolling interest.................        --         --          1
  Purchase of noncontrolling interest in
    consolidated entity.....................        --         --        (31)
  Repurchase of AllianceBernstein Holding
    units...................................       (76)      (145)      (140)
  Net earnings (loss) attributable to
    noncontrolling interest.................       337        121       (101)
  Dividends paid to noncontrolling
    interest................................      (306)      (219)      (312)
  Dividend of AllianceBernstein Units by
    AXA Equitable to AXA Financial..........       113         --         --
  Other comprehensive income (loss)
    attributable to noncontrolling
    interest................................         8         (8)       (21)
  Other changes in noncontrolling interest..       333         42        189
                                             ---------  ---------  ---------

       Noncontrolling interest, end of
         year...............................     2,903      2,494      2,703
                                             ---------  ---------  ---------

  TOTAL EQUITY, END OF YEAR................. $  13,441  $  17,930  $  17,543
                                             =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                               2013       2012        2011
                                            ---------  ----------  ----------
                                                      (IN MILLIONS)
  Net earnings (loss)...................... $  (3,236) $      216  $    2,826
  Adjustments to reconcile net earnings
    (loss) to net cash provided by
    operating activities:
    Interest credited to policyholders'
     account balances......................     1,373       1,166         999
    Universal life and investment-type
     product policy fee income.............    (3,546)     (3,334)     (3,312)
    Net change in broker-dealer and
     customer related receivables/payables.      (740)        383         266
    (Income) loss related to derivative
     instruments...........................     2,866         978      (2,374)
    Change in reinsurance recoverable
     with affiliate........................      (176)       (207)       (242)
    Investment (gains) losses, net.........        99          97          47
    Change in segregated cash and
     securities, net.......................       571        (272)       (170)
    Change in deferred policy acquisition
     costs.................................       (74)       (142)      2,861
    Change in future policy benefits.......      (384)        876       2,110
    Change in current and deferred income
     taxes.................................    (1,754)       (254)      1,226
    Real estate related write-off charges..        56          42           5
    Change in the fair value of the
     reinsurance contract asset............     4,297        (497)     (5,941)
    Amortization of deferred compensation..       159          22         418
    Amortization of deferred sales
     commission............................        41          40          38
    Amortization of reinsurance cost.......       280          47         211
    Other depreciation and amortization....       122         157         146
    Amortization of other intangibles......        24          24          24
    Other, net.............................       180        (122)        (76)
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    operating activities...................       158        (780)       (938)
                                            ---------  ----------  ----------

  Cash flows from investing activities:
    Maturities and repayments of fixed
     maturities and mortgage loans on
     real estate...........................     3,691       3,551       3,435
    Sales of investments...................     3,442       1,951       1,141
    Purchases of investments...............    (7,956)     (7,893)     (7,970)
    Cash settlements related to
     derivative instruments................    (2,500)       (287)      1,429
    Change in short-term investments.......        --          34          16
    Decrease in loans to affiliates........         5           4          --
    Additional loans to affiliates.........       (56)         --          --
    Investment in capitalized software,
     leasehold improvements and EDP
     equipment.............................       (67)        (66)       (104)
    Other, net.............................        12          14          25
                                            ---------  ----------  ----------

  Net cash provided by (used in)
    investing activities...................    (3,429)     (2,692)     (2,028)
                                            ---------  ----------  ----------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011
                                  (CONTINUED)

                                                2013      2012      2011
                                              --------  --------  --------
                                                      (IN MILLIONS)
    Cash flows from financing activities:
      Policyholders' account balances:
       Deposits.............................. $  5,469  $  5,437  $  4,461
       Withdrawals and transfers to
         Separate Accounts...................   (1,188)     (982)     (821)
      Change in short-term financings........      (55)     (122)      220
      Change in collateralized pledged
       liabilities...........................     (663)     (288)      989
      Change in collateralized pledged
       assets................................      (18)       (5)       99
      Repayment of Loans from Affiliates.....     (500)       --        --
      Capital contribution...................       --       195        --
      Shareholder dividends paid.............     (234)     (362)     (379)
      Repurchase of AllianceBernstein
       Holding units.........................     (113)     (238)     (221)
      Distribution to noncontrolling
       interest in consolidated subsidiaries.     (306)     (219)     (312)
      Other, net.............................       --        (9)        2
                                              --------  --------  --------

    Net cash provided by (used in)
      financing activities...................    2,392     3,407     4,038
                                              --------  --------  --------

    Change in cash and cash equivalents......     (879)      (65)    1,072
    Cash and cash equivalents, beginning of
      year...................................    3,162     3,227     2,155
                                              --------  --------  --------

    Cash and Cash Equivalents, End of Year... $  2,283  $  3,162  $  3,227
                                              ========  ========  ========

    Supplemental cash flow information:
      Interest Paid.......................... $     91  $    107  $    107
                                              ========  ========  ========
      Income Taxes (Refunded) Paid........... $   (214) $    271  $     36
                                              ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

   Insurance

   The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products and variable and fixed-interest annuity products principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable.

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2013 and 2012, the Company's economic interest in AllianceBernstein was 32.7% and 39.5%, respectively. At December 31, 2013 and 2012, respectively, AXA and its subsidiaries' economic interest in AllianceBernstein (including AXA Financial Group) was approximately 63.7% and 65.5%. AXA Equitable as the General Partner of the limited partnership consolidates AllianceBernstein in the Company's consolidated financial statements.

   In the first quarter of 2011, AXA sold its 50% interest in AllianceBernstein's consolidated Australian joint venture to an unaffiliated third party as part of a larger transaction. On March 31, 2011, AllianceBernstein purchased that 50% interest from the unaffiliated third party, making this Australian entity an indirect wholly-owned subsidiary. AllianceBernstein purchased the remaining 50% interest for $21 million. As a result, the Company's Noncontrolling interest decreased $27 million and AXA Equitable's equity increased $6 million.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. Under U.S. GAAP, the accounting for these various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. Under U.S. GAAP, the GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Under U.S. GAAP, gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Accounting and Consolidation of VIE's

   At December 31, 2013 and 2012, respectively, the Insurance Group's General Account held $3 million and $1 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities -- Revised. At December 31, 2013 and 2012, respectively, as reported in the consolidated balance sheet, these investments included $3 million and $1 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2013 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

   For all new investment products and entities developed by AllianceBernstein (other than Collaterized Debt Obligations ("CDOs"), AllianceBernstein first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, AllianceBernstein then identifies the primary beneficiary of the VIE. If AllianceBernstein is deemed to be the primary beneficiary of the VIE, then AllianceBernstein and the Company consolidate the entity.

   AllianceBernstein provides seed capital to its investment teams to develop new products and services for their clients. AllianceBernstein's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. AllianceBernstein evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2013, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $26 million in client AUM. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Consolidations

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2013", "2012" and "2011" refer to the years ended December 31, 2013, 2012 and 2011, respectively.

   Adoption of New Accounting Pronouncements

   In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In July 2012, the FASB issued new guidance on testing indefinite-lived intangible assets for impairment. The guidance is intended to reduce the cost and complexity of the annual indefinite-lived intangible assets impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim indefinite-lived intangible assets impairment tests performed for fiscal years beginning after September 15, 2012. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for interim and annual periods beginning after January 1, 2013 and was applied retrospectively to all comparative prior periods presented. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, the Company currently presents items of net earnings (loss) and OCI in two consecutive statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

      . Consider the receivable impaired when calculating the allowance for credit losses; and

      . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements. These new disclosures have been included in the Notes to the Company's consolidated financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance is effective for annual periods beginning after December 15, 2014. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This guidance is effective for interim and annual periods beginning after December 15, 2013. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Department of Financial Services, (the "NYSDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by the Company and certain subsidiaries on the lives of certain key employees and the Company and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2013 and 2012, the carrying value of COLI was $770 million and $715 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed. The Company uses derivatives to manage asset/liability risk but has not designated those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions, including net receipts and payments, are included in "Investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2013 and 2012, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $93 million and $0 million for commercial and $0 million and $2 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Net investment income (loss) and realized investment gains (losses), net (together "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of AOCI, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Premiums from UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC. Due primarily to the significant decline in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Accounts balances to 9.0%, future estimated gross profits at December 31, 2008 for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products would be recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated assessments for the Accumulator(R) products, subject to loss recognition testing. In second quarter 2011, the DAC amortization method was changed to one based on estimated assessments for all issue years for the Accumulator(R) products due to continued volatility of margins and the continued emergence of periods of negative margins.

   DAC associated with UL and investment-type products, other than Accumulator(R) products is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2013, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was

   9.0% (6.68)% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.68)% net of product weighted average Separate Account fees) and 0.0% (-2.32% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. At December 31, 2013, current projections of future average gross market returns assume a 0.0% annualized return for the next seven quarters, which is the minimum limitations grading to a reversion to the mean of 9.0% in fifteen quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2013, the average rate of assumed investment yields, excluding policy loans, was 5.3% grading to 5.0% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.9% for life insurance liabilities and from 1.57% to 11.25% for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2013, participating policies, including those in the Closed Block, represent approximately 5.2% ($21,194 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of six Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings (loss). For 2013, 2012 and 2011, investment results of such Separate Accounts were gains (losses) of $19,022 million, $10,110 million and $(2,928) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2013 was not impaired.

   AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2013. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS      GROSS
                                              AMORTIZED  UNREALIZED UNREALIZED               OTTI
                                                COST       GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              ---------- ---------- ---------- ---------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   21,516  $   1,387  $     213  $  22,690    $     --
  U.S. Treasury, government and agency.......      3,584         22        477      3,129          --
  States and political subdivisions..........        444         35          2        477          --
  Foreign governments........................        392         46          5        433          --
  Commercial mortgage-backed.................        971         10        265        716          23
  Residential mortgage-backed/(1)/...........        914         34          1        947          --
  Asset-backed/(2)/..........................        132         11          3        140           4
  Redeemable preferred stock.................        883         55         51        887          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     28,836      1,600      1,017     29,419          27

Equity securities............................         37         --          3         34          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2013................... $   28,873  $   1,600  $   1,020  $  29,453    $     27
                                              ==========  =========  =========  =========    ========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate.................................. $   20,854  $   2,364  $      20  $  23,198    $     --
  U.S. Treasury, government and agency.......      4,664        517          1      5,180          --
  States and political subdivisions..........        445         85         --        530          --
  Foreign governments........................        454         76         --        530          --
  Commercial mortgage-backed.................      1,175         16        291        900          13
  Residential mortgage-backed/(1)/...........      1,864         85         --      1,949          --
  Asset-backed/(2)/..........................        175         12          5        182           5
  Redeemable preferred stock.................      1,089         60         11      1,138          --
                                              ----------  ---------  ---------  ---------    --------
   Total Fixed Maturities....................     30,720      3,215        328     33,607          18

Equity securities............................         23          1         --         24          --
                                              ----------  ---------  ---------  ---------    --------

Total at December 31, 2012................... $   30,743  $   3,216  $     328  $  33,631    $     18
                                              ==========  =========  =========  =========    ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   At December 31, 2013 and 2012, respectively, the Company had trading fixed maturities with an amortized cost of $243 million and $194 million and carrying values of $238 million and $202 million. Gross unrealized gains on trading fixed maturities were $2 million and $12 million and gross unrealized losses were $7 million and $4 million for 2013 and 2012, respectively.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2013 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2013

                                               Amortized
                                                 Cost     Fair Value
                                              ----------- ----------
                                                  (In Millions)
Due in one year or less...................... $       953  $     969
Due in years two through five................       7,786      8,387
Due in years six through ten.................      10,232     10,561
Due after ten years..........................       6,965      6,812
                                              -----------  ---------
   Subtotal..................................      25,936     26,729
Commercial mortgage-backed securities........         971        716
Residential mortgage-backed securities.......         914        947
Asset-backed securities......................         132        140
                                              -----------  ---------
Total........................................ $    27,953  $  28,532
                                              ===========  =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2013, 2012 and 2011:

                                                    DECEMBER 31,
                                              ------------------------
                                                2013     2012    2011
                                              --------  ------  ------
                                                    (IN MILLIONS)
Proceeds from sales.......................... $  3,220  $  139  $  340
                                              ========  ======  ======
Gross gains on sales......................... $     71  $   13  $    6
                                              ========  ======  ======
Gross losses on sales........................ $    (88) $  (12) $   (9)
                                              ========  ======  ======
Total OTTI................................... $    (81) $  (96) $  (36)
Non-credit losses recognized in OCI..........       15       2       4
                                              --------  ------  ------
Credit losses recognized in earnings (loss).. $    (66) $  (94) $  (32)
                                              ========  ======  ======

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                                                         2013      2012
                                                                                       --------  --------
                                                                                          (IN MILLIONS)
Balances at January 1,................................................................ $   (372) $   (332)
Previously recognized impairments on securities that matured, paid, prepaid or sold...       67        54
Recognized impairments on securities
  impaired to fair value this period/(1)/.............................................       --        --
Impairments recognized this period on
  securities not previously impaired..................................................      (59)      (62)
Additional impairments this period on
  securities previously impaired......................................................       (6)      (32)
Increases due to passage of time on
  previously recorded credit losses...................................................       --        --
Accretion of previously recognized impairments due to increases in expected cash flows       --        --
                                                                                       --------  --------
Balances at December 31,.............................................................. $   (370) $   (372)
                                                                                       ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................ $   (28) $     (12)
   All other.................................     610      2,899
  Equity securities..........................      (3)         1
                                              -------  ---------
Net Unrealized Gains (Losses)................ $   579  $   2,888
                                              =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                     AOCI GAIN
                                                                                                       (LOSS)
                                              NET UNREALIZED                           DEFERRED      RELATED TO
                                                  GAINS                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON             POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS      DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              --------------  -------  -------------  -----------  --------------

                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $        (12) $     1    $         4   $        2   $          (5)
Net investment gains (losses) arising during
  the period.................................            (14)      --             --           --             (14)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            (15)      --             --           --             (15)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        1             --           --               1
   Deferred income taxes.....................             --       --             --            3               3
   Policyholders liabilities.................             --       --              6           --               6
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2013...................   $        (28) $     2    $        10   $        5   $         (11)
                                                ============  =======    ===========   ==========   =============

BALANCE, JANUARY 1, 2012.....................   $        (47) $     5    $         6   $       12   $         (24)
Net investment gains (losses) arising during
  the period.................................              5       --             --           --               5
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             32       --             --           --              32
   Excluded from Net earnings (loss)/(1)/....             (2)      --             --           --              (2)
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --       (4)            --           --              (4)
   Deferred income taxes.....................             --       --             --          (10)            (10)
   Policyholders liabilities.................             --       --             (2)          --              (2)
                                                ------------  -------    -----------   ----------   -------------
BALANCE, DECEMBER 31, 2012...................   $        (12) $     1    $         4   $        2   $          (5)
                                                ============  =======    ===========   ==========   =============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                       AOCI GAIN
                                                                                                         (LOSS)
                                              NET UNREALIZED                            DEFERRED       RELATED TO
                                                  GAINS                                  INCOME      NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS   TAX ASSET      INVESTMENT
                                               INVESTMENTS       DAC     LIABILITIES   (LIABILITY)   GAINS (LOSSES)
                                              --------------  --------  -------------  -----------  ---------------
                                                                          (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
Net investment gains (losses) arising during
  the period.................................         (2,370)       --             --           --           (2,370)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             62        --             --           --               62
   Excluded from Net earnings (loss)/(1)/....             15        --             --           --               15
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        72             --           --               72
   Deferred income taxes.....................             --        --             --          651              651
   Policyholders liabilities.................             --        --            358           --              358
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2013...................   $        607  $   (107)    $     (245)   $     (90) $           165
                                                ============  ========     ==========    =========  ===============

BALANCE, JANUARY 1, 2012.....................   $      1,831  $   (207)    $     (385)   $    (433) $           806
Net investment gains (losses) arising during
  the period.................................          1,008        --             --           --            1,008
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             59        --             --           --               59
   Excluded from Net earnings (loss)/(1)/....              2        --             --           --                2
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................             --        28             --           --               28
   Deferred income taxes.....................             --        --             --         (308)            (308)
   Policyholders liabilities.................             --        --           (218)          --             (218)
                                                ------------  --------     ----------    ---------  ---------------
BALANCE, DECEMBER 31, 2012...................   $      2,900  $   (179)    $     (603)   $    (741) $         1,377
                                                ============  ========     ==========    =========  ===============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 747 issues at December 31, 2013 and the 402 issues at December 31, 2012 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------

                                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate..................................   $  4,381    $  (187)   $    248    $   (26)   $  4,629  $    (213)
  U.S. Treasury, government and agency.......      2,645       (477)         --         --       2,645       (477)
  States and political subdivisions..........         36         (2)         --         --          36         (2)
  Foreign governments........................         68         (4)          7         (1)         75         (5)
  Commercial mortgage-backed.................         30         (5)        529       (260)        559       (265)
  Residential mortgage-backed................        260         (1)          1         --         261         (1)
  Asset-backed...............................          2         --          28         (3)         30         (3)
  Redeemable preferred stock.................        232        (49)         79         (2)        311        (51)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  7,654    $  (725)   $    892    $  (292)   $  8,546  $  (1,017)
                                                ========    =======    ========    =======    ========  =========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate..................................   $    562    $    (5)   $    208    $   (15)   $    770  $     (20)
  U.S. Treasury, government and agency.......        513         (1)         --         --         513         (1)
  States and political subdivisions..........         20         --          --         --          20         --
  Foreign governments........................          6         --           2         --           8         --
  Commercial mortgage-backed.................          7         (3)        805       (288)        812       (291)
  Residential mortgage-backed................         27         --           1         --          28         --
  Asset-backed...............................          8         --          36         (5)         44         (5)
  Redeemable preferred stock.................        143         (1)        327        (10)        470        (11)
                                                --------    -------    --------    -------    --------  ---------

Total........................................   $  1,286    $   (10)   $  1,379    $  (318)   $  2,665  $    (328)
                                                ========    =======    ========    =======    ========  =========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2013 and 2012 were $158 million and $138 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2013 and 2012, respectively, approximately $1,913 million and $2,095 million, or 6.6% and 6.8%, of the $28,836 million and $30,720 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $215 million and $224 million at December 31, 2013 and 2012, respectively.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2013 and 2012, respectively, the Company owned $10 million and $17 million in RMBS backed by subprime residential mortgage loans, and $8 million and $11 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2013, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $17 million.

   At December 31, 2013 and 2012, respectively, the amortized cost of the Company's trading account securities was $4,225 million and $2,265 million with respective fair values of $4,221 million and $2,309 million. Also at December 31, 2013 and 2012, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $192 million and $58 million and costs of $183 million and $57 million as well as other equity securities with carrying values of $34 million and $24 million and costs of $37 million and $23 million.

   In 2013, 2012 and 2011, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $48 million, $69 million and $(42) million, respectively, were included in Net investment income (loss) in the consolidated statements of earnings (loss).

   Mortgage Loans

   The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $135 million and $126 million at December 31, 2013 and 2012, respectively. Gross interest income on these loans included in net investment income (loss) totaled $2 million, $7 million and $7 million in 2013, 2012 and 2011, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $7 million, $8 million and $7 million in 2013, 2012 and 2011, respectively.

   Troubled Debt Restructurings

   In 2011, one of the 2 loans shown in the table below was modified to interest only payments until October 5, 2013. On October 10, 2013, this loan was further modified to interest only payments through June 5, 2014, at which time the loan reverts to its normal amortizing payment. In 2012, the second loan was modified retroactive to the July 1, 2012 payment and was converted to interest only payments through maturity in August 2014. Due to the nature of the modifications, short-term principal amortization relief, the modifications have no financial impact. The fair market value of the underlying real estate collateral is the primary factor in determining the allowance for credit losses and as such, modifications of loan terms typically have no direct impact on the allowance for credit losses.

                  TROUBLED DEBT RESTRUCTURING - MODIFICATIONS
                               DECEMBER 31, 2013

                                              OUTSTANDING RECORDED INVESTMENT
                                     NUMBER  ----------------------------------
                                    OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                    -------- ---------------- -----------------
                                                   (DOLLARS IN MILLIONS)
Commercial mortgage loans..........        2              126               135

   There were no default payments on the above loans during 2013.

   There were no agricultural troubled debt restructuring mortgage loans in 2013.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2013, 2012 and 2011 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    34  $    32  $    18
   Charge-offs...............................      --       --       --
   Recoveries................................      (2)     (24)      (8)
   Provision.................................      10       26       22
                                              -------  -------  -------
Ending Balance, December 31,................. $    42  $    34  $    32
                                              =======  =======  =======

Ending Balance, December 31,:................
   Individually Evaluated for Impairment..... $    42  $    34  $    32
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2013, 2012 and 2011.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2013 and 2012, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2013

                                                         DEBT SERVICE COVERAGE RATIO
                                              --------------------------------------------------
                                                                                           LESS   TOTAL
                                               GREATER  1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN  MORTGAGE
                                              THAN 2.0X  2.0X    1.8X     1.5X     1.2X    1.0X   LOANS
                                              --------- ------- -------- -------- ------- ------ --------
                                                                     (IN MILLIONS)
LOAN-TO-VALUE RATIO:/(2)/
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    285  $   -- $     -- $     --  $   36 $   -- $    321
  50% - 70%..................................       360     573      671      533     135     --    2,272
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               --------  ------ -------- --------  ------ ------ --------

Total Commercial Mortgage Loans..............  $    896  $  573 $    984 $    833  $  303 $  267 $  3,856
                                               ========  ====== ======== ========  ====== ====== ========
AGRICULTURAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    185  $   82 $    214 $    410  $  208 $   49 $  1,148
  50% - 70%..................................       127      50      193      164     149     39      722
  70% - 90%..................................        --      --       --       --      --     --       --
  90% plus...................................        --      --       --       --      --     --       --
                                               --------  ------ -------- --------  ------ ------ --------

Total Agricultural Mortgage Loans............  $    312  $  132 $    407 $    574  $  357 $   88 $  1,870
                                               ========  ====== ======== ========  ====== ====== ========
TOTAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $    470  $   82 $    214 $    410  $  244 $   49 $  1,469
  50% - 70%..................................       487     623      864      697     284     39    2,994
  70% - 90%..................................       116      --      313      240     105    219      993
  90% plus...................................       135      --       --       60      27     48      270
                                               ========  ====== ======== ========  ====== ====== ========

Total Mortgage Loans.........................  $  1,208  $  705 $  1,391 $  1,407  $  660 $  355 $  5,726
                                               ========  ====== ======== ========  ====== ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

                                Mortgage Loans by Loan-to-Value and Debt Service
                                                 Coverage Ratios
                                                December 31, 2012

                                                            Debt Service Coverage Ratio
                                              --------------------------------------------------------
                                                                                                Less     Total
                                               Greater  1.8x to  1.5x to   1.2x to   1.0x to    than    Mortgage
                                              than 2.0x  2.0x     1.8x      1.5x      1.2x      1.0x     Loans
Loan-to-Value Ratio:/(2)/                     --------- -------- -------- ---------- -------- -------- ----------
Commercial Mortgage Loans/(1)/                                           (In Millions)
  0% - 50%...................................  $    269 $     21 $     -- $       -- $     27 $     -- $      317
  50% - 70%..................................       370       75      619        655       --       --      1,719
  70% - 90%..................................        61      102      235        445      131       15        989
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Commercial Mortgage Loans..............  $    700 $    198 $    854 $    1,256 $    247 $    180 $    3,435
                                               ======== ======== ======== ========== ======== ======== ==========

Agricultural Mortgage Loans/(1)/
  0% - 50%...................................  $    179 $     84 $    211 $      308 $    177 $     49 $    1,008
  50% - 70%..................................       122       29      136        188      116       50        641
  70% - 90%..................................        --       --       --          1       --        8          9
  90% plus...................................        --       --       --         --       --       --         --
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Agricultural Mortgage Loans............  $    301 $    113 $    347 $      497 $    293 $    107 $    1,658
                                               ======== ======== ======== ========== ======== ======== ==========

Total Mortgage Loans/(1)/
  0% - 50%...................................  $    448 $    105 $    211 $      308 $    204 $     49 $    1,325
  50% - 70%..................................       492      104      755        843      116       50      2,360
  70% - 90%..................................        61      102      235        446      131       23        998
  90% plus...................................        --       --       --        156       89      165        410
                                               -------- -------- -------- ---------- -------- -------- ----------

Total Mortgage Loans.........................  $  1,001 $    311 $  1,201 $    1,753 $    540 $    287 $    5,093
                                               ======== ======== ======== ========== ======== ======== ==========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2013 and 2012, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS



                                                                                                      TOTAL
                                               30-59   60-89       90 DAYS                          FINANCING
                                               DAYS    DAYS   OR (GREATER THAN)  TOTAL   CURRENT   RECEIVABLES
                                              ------- ------- ----------------- ------- --------- -------------
                                                                                   (IN MILLIONS)
DECEMBER 31, 2013
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,856 $       3,856
  Agricultural...............................       5       4                14      23     1,847         1,870
                                              ------- -------           ------- ------- --------- -------------
TOTAL MORTGAGE LOANS......................... $     5 $     4           $    14 $    23 $   5,703 $       5,726
                                              ======= =======           ======= ======= ========= =============

December 31, 2012
-----------------
  Commercial................................. $    -- $    --           $    -- $    -- $   3,435 $       3,435
  Agricultural...............................       6       1                10      17     1,641         1,658
                                              ------- -------           ------- ------- --------- -------------
Total Mortgage Loans......................... $     6 $     1           $    10 $    17 $   5,076 $       5,093
                                              ======= =======           ======= ======= ========= =============

                                                     RECORDED
                                                    INVESTMENT
                                              (GREATER THAN) 90 DAYS
                                                       AND
                                                     ACCRUING
                                              ----------------------

DECEMBER 31, 2013
-----------------
  Commercial.................................              $      --
  Agricultural...............................                     14
                                                           ---------
TOTAL MORTGAGE LOANS.........................              $      14
                                                           =========

December 31, 2012
-----------------
  Commercial.................................              $      --
  Agricultural...............................                      9
                                                           ---------
Total Mortgage Loans.........................              $       9
                                                           =========

   The following table provides information relating to impaired loans at December 31, 2013 and 2012, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                          UNPAID                   AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- ---------- ----------  --------------  ----------
                                                                     (IN MILLIONS)
DECEMBER 31, 2013:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................         --         --         --               1          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $       -- $       -- $       --     $         1  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      135 $      135 $      (42)    $       139  $        2
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
TOTAL........................................ $      135 $      135 $      (42)    $       139  $        2
                                              ========== ========== ==========     ===========  ==========

December 31, 2012:
------------------
With no related allowance recorded:
  Commercial mortgage loans -- other......... $       -- $       -- $       --     $        --  $       --
  Agricultural mortgage loans................          2          2         --               3          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $        2 $        2 $       --     $         3  $       --
                                              ========== ========== ==========     ===========  ==========
With related allowance recorded:
  Commercial mortgage loans -- other......... $      170 $      170 $      (34)    $       178  $       10
  Agricultural mortgage loans................         --         --         --              --          --
                                              ---------- ---------- ----------     -----------  ----------
Total........................................ $      170 $      170 $      (34)    $       178  $       10
                                              ========== ========== ==========     ===========  ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Real Estate

   The Insurance Group's investment in equity real estate is through investments in real estate joint ventures.

   Equity Method Investments

   Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,596 million and $1,520 million, respectively, at December 31, 2013 and 2012. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $3 million and $0 million, respectively, at December 31, 2013 and 2012. The Company's total equity in net earnings (losses) for these real estate joint ventures and limited partnership interests was $206 million, $170 million and $179 million, respectively, for 2013, 2012 and 2011.

   Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10 million or greater and an equity interest of 10.0% or greater (6 and 3 individual ventures at December 31, 2013 and 2012, respectively) and the Company's carrying value and equity in net earnings (loss) for those real estate joint ventures and limited partnership interests:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------

                                               (IN MILLIONS)

BALANCE SHEETS
Investments in real estate, at depreciated
  cost....................................... $   231 $   233
Investments in securities, generally at fair
  value......................................     482      54
Cash and cash equivalents....................       7       8
Other assets.................................      14      14
                                              ------- -------
Total Assets................................. $   734 $   309
                                              ======= =======

Borrowed funds-third party................... $   159 $   162
Other liabilities............................      10      11
                                              ------- -------
Total liabilities............................     169     173
                                              ------- -------
Partners' capital............................     565     136
                                              ------- -------
Total Liabilities and Partners' Capital...... $   734 $   309
                                              ======= =======

The Company's Carrying Value in These
  Entities Included Above.................... $   216 $    63
                                              ======= =======


                                               2013   2012    2011
                                              ------ ------ --------

                                                  (IN MILLIONS)

STATEMENTS OF EARNINGS (LOSS)
Revenues of real estate joint ventures....... $   25 $   26 $    111
Net revenues of other limited partnership
  interests..................................     11      3        6
Interest expense-third party.................     --     --     (21)
Other expenses...............................   (22)   (19)     (61)
                                              ------ ------ --------
Net Earnings (Loss).......................... $   14 $   10 $     35
                                              ====== ====== ========

The Company's Equity in Net Earnings (Loss)
  of These Entities Included Above........... $    9 $   18 $     20
                                              ====== ====== ========

   Derivatives and Offsetting Assets and Liabilities

   The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYSDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with guaranteed withdrawal benefit for life ("GWBL"), guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum accumulation benefit ("GMAB") features (collectively, "GWBL and other features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and other features is that under-performance of the financial markets could result in the GIB and GWBL and other features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and other features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and other features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps. The Company has purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   At the end of 2012, AXA Equitable adjusted its outlook for future interest rate scenarios for some variable annuities with hedged GMDB and GMIB guarantees, as measured under AXA Equitable's economic hedging framework, leading to a reduction in AXA Equitable's estimate of its interest rate exposure. The reduced interest rate exposure led to AXA Equitable reducing the size of its interest rate hedges, as well as a change to the maturity profile of the hedge instruments. In addition, AXA Equitable began to fully unwind its swap and swaption positions hedging exposure to interest rate volatility completing a full unwind of the related GMDB and GMIB position in the first quarter 2013, and completing the full unwind of swaps and swaptions in the second quarter 2013.

   The Company periodically, including during 2013, has had in place a hedge program to partially protect against declining interest rates with respect to a part of its projected variable annuity sales.

   Derivatives utilized to hedge crediting exposure on SCS, SIO, MSO and IUL products/investment options

   The Company also uses equity index options on the S&P 500, Russell 2000, Morgan Stanley Capital International ("MSCI"), Europe, Australasia and Far East ("EAFE"), MSCI Emerging Markets ("EM") and NASDAQ indices as well as options on Gold, Oil and a Real Estate index for the purpose of hedging crediting rate exposure in its Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. This involves entering into a package of calls and/or put options whose payoff mimics the crediting rate embedded in individual segments of the products. For the SCS variable annuity product, a portion of the exposure is hedged using asset swaps.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company uses swaptions and swaps to reduce the risk associated with interest margins on these interest-sensitive contracts. At December 31, 2013, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's investments in Separate Accounts

   The Company's General Account investment in Separate Account equity funds exposes the Company to equity market risk which is partially hedged through equity-index futures contracts to minimize such risk.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps. Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of credit default swaps exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these credit default swaps. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") as General Account investments, and simultaneously enters into asset swap contracts ("ASW"), to result in payment of the variable principal at maturity and semi-annual coupons of the TIPS to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These swap contracts, when considered in combination with the TIPS, together result in a net position that is intended to replicate a fixed-coupon cash bond with a yield higher than a term-equivalent US Treasury bond.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2013

                                                              FAIR VALUE
                                                        -----------------------
                                                                                GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY    REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              --------- ----------- ----------- ---------------
                                                                (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   4,935  $       --  $        3   $      (1,434)
  Swaps......................................     1,293          --          51            (316)
  Options....................................     7,506       1,056         593             366

Interest rate contracts:/(1)/
  Floors.....................................     2,400         193          --              (5)
  Swaps......................................     9,823         216         212          (1,010)
  Futures....................................    10,763          --          --            (314)
  Swaptions..................................        --          --          --            (154)

Credit contracts:/(1)/
  Credit default swaps.......................       342          10           1               4

Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       112           1           1              (3)
                                                                                  -------------
   NET INVESTMENT INCOME (LOSS)..............                                            (2,866)
                                                                                  -------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --       6,746          --          (4,297)
GIB and GWBL and other features/(2)/.........        --          --          --             265
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --         346            (429)
                                              ---------  ----------  ----------   -------------

Balances, December 31, 2013.................. $  37,174  $    8,222  $    1,207   $      (7,327)
                                              =========  ==========  ==========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO are reported in Policyholders' account balances; MSO and IUL are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2012

                                                             Fair Value
                                                       -----------------------
                                                                               Gains (Losses)
                                              Notional    Asset     Liability    Reported In
                                               Amount  Derivatives Derivatives Earnings (Loss)
                                              -------- ----------- ----------- ---------------
                                                                (In Millions)
Freestanding derivatives:....................
Equity contracts:/(1)/
  Futures.................................... $  6,189  $       --   $       2   $      (1,058)
  Swaps......................................      965           2          56            (320)
  Options....................................    3,492         443         219              66

Interest rate contracts:/(1)/
  Floors.....................................    2,700         291          --              68
  Swaps......................................   18,239         554         353             402
  Futures....................................   14,033          --          --              84
  Swaptions..................................    7,608         502          --            (220)

Other freestanding contracts:/(1)/
  Foreign currency contracts.................       81           1          --              --
                                                                                 -------------
   Net investment income (loss)..............                                             (978)
                                                                                 -------------

Embedded derivatives:
GMIB reinsurance contracts...................       --      11,044          --             497
GIB and GWBL and other features/(2)/.........       --          --         265              26
                                              --------  ----------   ---------   -------------

Balances, December 31, 2012.................. $ 53,307  $   12,837   $     895   $        (455)
                                              ========  ==========   =========   =============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.

   At December 31, 2013, the Company had open exchange-traded futures positions on the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $194 million. At December 31, 2013, the Company had exchange-traded futures positions on the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, and on Eurodollars futures, having initial margin requirements of $58 million. At that same date, the Company had open exchange-traded future positions on the Euro Stoxx, FTSE 100, Topix and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, and Yen/U.S. dollar having initial margin requirements of $6 million. All outstanding equity-based and treasury futures contracts at December 31, 2013 are exchange-traded and net settled daily in cash. Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in over-the-counter ("OTC") derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements. The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   Under the ISDA Master Agreement, the Company generally has executed a Credit Support Annex ("CSA") with each of its OTC derivative counterparties that require both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as earlier described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2013 and 2012, respectively, the Company held $607 million and $1,165 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2013 and 2012, respectively, were $42 million and $5 million, for which the Company posted collateral of $35 million and $5 million at December 31, 2013 and 2012, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   On June 10, 2013, new derivative regulations under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act went into effect, requiring financial entities, including U.S. life insurers, to clear newly executed OTC interest rate swaps with central clearing houses, and to post larger sums of higher quality collateral, among other provisions. Counterparties subject to these new regulations are required to post initial margin to the clearing house as well as variation margin to cover any daily negative mark-to-market movements in the value of newly executed OTC interest rate swap contracts. Centrally cleared OTC interest rate swap contracts, protected by initial margin requirements and higher quality collateral-eligible assets, are expected to reduce the risk of loss in the event of counterparty default. The Company has counterparty exposure to the clearing house and its clearing broker for futures and OTC derivative contracts. Since the introduction of these new derivative regulations, there have been no significant impacts from the Company's compliance as existing derivative positions are grandfathered. Similarly, the Company does not expect the new regulations to materially increase the amount or change the quality of collateral that otherwise would have been imposed directly with its counterparties under CSAs.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2013.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2013

                                                               GROSS
                                                 GROSS        AMOUNTS       NET AMOUNTS
                                                AMOUNTS    OFFSET IN THE  PRESENTED IN THE
                                               RECOGNIZED  BALANCE SHEETS  BALANCE SHEETS
                                              ------------ -------------- ----------------

                                                             (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      1,056   $        642   $          414
Interest rate contracts......................          344            211              133
Credit contracts.............................            9             --                9
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        1,409            853              556
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           64             --               64
                                              ------------   ------------   --------------
  Total Derivatives..........................        1,473            853              620
Other financial instruments..................          733             --              733
                                              ------------   ------------   --------------
  Other invested assets...................... $      2,206   $        853   $        1,353
                                              ============   ============   ==============

LIABILITIES/(2)/
DESCRIPTION
Derivatives:
Equity contracts............................. $        642   $        642   $           --
Interest rate contracts......................          211            211               --
Credit contracts.............................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................          853            853               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................           --             --               --
                                              ------------   ------------   --------------
  Total Derivatives..........................          853            853               --
Other financial liabilities..................        2,653             --            2,653
                                              ------------   ------------   --------------
  Other liabilities.......................... $      3,506   $        853   $        2,653
                                              ============   ============   ==============

  /(1)/Excludes Investment Management segment's $3 million net derivative assets and $84 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $8 million net derivative liability and $65 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2013.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2013

                                                                  COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS     -----------------------------
                                              PRESENTED IN THE    FINANCIAL                         NET
                                               BALANCE SHEETS    INSTRUMENTS        CASH          AMOUNTS
                                              ----------------  -------------  --------------  -------------

                                                                      (IN MILLIONS)

Counterparty A...............................    $          46  $          --  $          (46) $          --
Counterparty B...............................               17             --             (17)            --
Counterparty C...............................               28             --             (28)            --
Counterparty D...............................              175             --            (175)            --
Counterparty E...............................               47             --             (47)            --
Counterparty F...............................              (28)            --              28             --
Counterparty G...............................              134           (134)             --             --
Counterparty H...............................                4             --              (4)            --
Counterparty I...............................               (2)            --               2             --
Counterparty J...............................              (12)            --              12             --
Counterparty K...............................               41             --             (38)             3
Counterparty L...............................               72             --             (69)             3
Counterparty M...............................               30             --             (30)            --
Counterparty N...............................               64             --              --             64
Counterparty Q...............................                4             --              (4)            --
                                                 -------------  -------------  --------------  -------------
  Total Derivatives..........................    $         620  $        (134) $         (416) $          70
Other financial instruments..................              733             --              --            733
                                                 -------------  -------------  --------------  -------------
  Other invested assets......................    $       1,353  $        (134) $         (416) $         803
                                                 =============  =============  ==============  =============

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2012.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2012

                                                              Gross
                                                Gross        Amounts       Net Amounts
                                               Amounts    Offset in the  Presented in the
                                              Recognized  Balance Sheets  Balance Sheets
                                              ----------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $       444 $          272  $           172
Interest rate contracts......................       1,251            351              900
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................       1,695            623            1,072
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          96             --               96
                                              ----------- --------------  ---------------
  Total Derivatives..........................       1,791            623            1,168
Other financial instruments..................         660             --              660
                                              ----------- --------------  ---------------
  Other invested assets...................... $     2,451 $          623  $         1,828
                                              =========== ==============  ===============

LIABILITIES/(2)/.............................
Description
Derivatives:
Equity contracts............................. $       272 $          272  $            --
Interest rate contracts......................         351            351               --
                                              ----------- --------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................         623            623               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................          --             --               --
                                              ----------- --------------  ---------------
  Total Derivatives..........................         623            623               --
Other financial liabilities..................       3,503             --            3,503
                                              ----------- --------------  ---------------
  Other liabilities.......................... $     4,126 $          623  $         3,503
                                              =========== ==============  ===============

  /(1)/Excludes Investment Management segment's $2 million net derivative assets and $106 million of securities borrowed.
  /(2)/Excludes Investment Management segment's $7 million net derivative liability and $13 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2012.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2012

                                                                Collateral (Received)/Held
                                                Net Amounts     -------------------------
                                              Presented in the    Financial                  Net
                                               Balance Sheets    Instruments      Cash     Amounts
                                              ----------------  ------------    -------    --------
                                                                (In Millions)
Counterparty A............................... $             30  $         --    $   (30)   $     --
Counterparty B...............................               32            --        (29)          3
Counterparty C...............................               55            --        (55)         --
Counterparty D...............................              310            --       (310)         --
Counterparty E...............................               38            --        (38)         --
Counterparty F...............................              326            --       (326)         --
Counterparty G...............................               55            --        (55)         --
Counterparty H...............................               (5)           --          5          --
Counterparty I...............................               98            --        (98)         --
Counterparty J...............................               19            --        (19)         --
Counterparty K...............................               15            --         (3)         12
Counterparty L...............................               48           (46)        --           2
Counterparty M...............................               51            --        (51)         --
Counterparty N...............................               96            --         --          96
                                              ----------------    ------------    -------  --------
  Total Derivatives.......................... $          1,168  $        (46)   $(1,009)   $    113
Other financial instruments..................              660            --         --         660
                                              ----------------    ------------    -------  --------
  Other invested assets...................... $          1,828  $        (46)   $(1,009)   $    773
                                              ================    ============    =======  ========

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                                2013     2012      2011
                                              -------  --------  --------

                                                     (IN MILLIONS)

Fixed maturities............................. $ 1,462  $  1,529  $  1,555
Mortgage loans on real estate................     284       264       241
Equity real estate...........................       1        14        19
Other equity investments.....................     234       189       116
Policy loans.................................     219       226       229
Short-term investments.......................       1        15         5
Derivative investments.......................  (2,866)     (978)    2,374
Broker-dealer related receivables............      14        14        13
Trading securities...........................      48        85       (29)
Other investment income......................      34        33        37
                                              -------  --------  --------
  Gross investment income (loss).............    (569)    1,391     4,560
Investment expenses..........................     (57)      (50)      (55)
Interest expense.............................      (3)       (3)       (3)
                                              -------  --------  --------
Net Investment Income (Loss)................. $  (629) $  1,338  $  4,502
                                              =======  ========  ========

   For 2013, 2012 and 2011, respectively, Net investment income (loss) from derivatives included $(2,829) million, $(232) million and $1,303 million of realized gains (losses) on contracts closed during those periods and $(37) million, $(746) million and $1,071 million of unrealized gains (losses) on derivative positions at each respective year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2013    2012    2011
                                              ------  ------  ------
                                                   (IN MILLIONS)

Fixed maturities............................. $  (75) $  (89) $  (29)
Mortgage loans on real estate................     (7)     (7)    (14)
Other equity investments.....................    (17)    (13)     (4)
Other........................................     --      12      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (99) $  (97) $  (47)
                                              ======  ======  ======

   For 2013, 2012 and 2011, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $8 million, $6 million and $10 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AllianceBernstein totaled $3,504 million and $3,472 million at December 31, 2013 and 2012, respectively. The Company annually tests this goodwill for recoverability at December 31, first by comparing the fair value of its investment in AllianceBernstein, the reporting unit, to its carrying value and further by measuring the amount of impairment loss only if the result indicates a potential impairment. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AllianceBernstein as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AllianceBernstein for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AllianceBernstein's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AllianceBernstein as well as taxes incurred at the Company level in order to determine the fair value of its investment in AllianceBernstein. At December 31, 2013 and 2012, the Company determined that goodwill was not impaired as the fair value of its investment in AllianceBernstein exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AllianceBernstein related intangible assets was $583 million and $561 million at December 31, 2013 and 2012, respectively and the accumulated amortization of these intangible assets was $384 million and $360 million at December 31, 2013 and 2012, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24 million, $24 million and $23 million for 2013, 2012 and 2011, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $25 million.

   At December 31, 2013 and 2012, respectively, net deferred sales commissions totaled $71 million and $95 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2013 net asset balance for each of the next five years is $29 million, $20 million, $15 million, $5 million and $0 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2013, AllianceBernstein determined that the deferred sales commission asset was not impaired.

   On December 12, 2013, AllianceBernstein acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2013, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AllianceBernstein made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services reach $5 billion on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AllianceBernstein also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AllianceBernstein recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $163 million and $237 million at December 31, 2013 and 2012, respectively. Amortization of capitalized software in 2013 was $119 million including $45 million of accelerated amortization and in 2012 and 2011 amortization of capitalized software was $77 million and $81 million respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                    DECEMBER 31,
                                              -------------------------
                                                  2013         2012
                                              ------------ ------------
                                                    (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $      7,716 $      7,942
Policyholder dividend obligation.............          128          373
Other liabilities............................          144          192
                                              ------------ ------------
Total Closed Block liabilities...............        7,988        8,507
                                              ------------ ------------

ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,987 and
  $5,245)....................................        5,232        5,741
Mortgage loans on real estate................        1,343        1,255
Policy loans.................................          949        1,026
Cash and other invested assets...............           48           30
Other assets.................................          186          204
                                              ------------ ------------
Total assets designated to the Closed Block..        7,758        8,256
                                              ------------ ------------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......          230          251
Amounts included in accumulated other
  comprehensive income (loss):
  Net unrealized investment gains (losses),
   net of deferred income tax (expense)
   benefit of $(45) and $(47) and
   policyholder dividend obligation of
   $(128) and $(373).........................           83           87
                                              ------------ ------------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $        313 $        338
                                              ============ ============

   AXA Equitable's Closed Block revenues and expenses follow:

                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
REVENUES:
Premiums and other income.................... $      286  $      316  $      354
Investment income (loss).....................        402         420         438
Net investment gains (losses)................        (11)         (9)        (10)
                                              ----------  ----------  ----------
Total revenues...............................        677         727         782
                                              ----------  ----------  ----------

BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........        637         724         757
Other operating costs and expenses...........          1          --           2
                                              ----------  ----------  ----------
Total benefits and other deductions..........        638         724         759
                                              ----------  ----------  ----------
Net revenues, before income taxes............         39           3          23
Income tax (expense) benefit.................        (14)         (1)         (8)
                                              ----------  ----------  ----------
Net Revenues (Losses)........................ $       25  $        2  $       15
                                              ==========  ==========  ==========

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                               (IN MILLIONS)

Balances, beginning of year.................. $    373  $  260
Unrealized investment gains (losses).........     (245)    113
                                              --------  ------
Balances, End of year........................ $    128  $  373
                                              ========  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Balance, beginning of year................... $    621  $    718
Contractholder bonus interest credits
  deferred...................................       18        30
Amortization charged to income...............     (121)     (127)
                                              --------  --------
Balance, End of Year......................... $    518  $    621
                                              ========  ========

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2013 and 2012, no assets were required to be measured at fair value on a non-recurring basis.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2013

                                                 LEVEL 1    LEVEL 2   LEVEL 3     TOTAL
                                               ----------  ---------  -------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  22,400  $    291 $   22,691
   U.S. Treasury, government and agency.......         --      3,129        --      3,129
   States and political subdivisions..........         --        431        46        477
   Foreign governments........................         --        433        --        433
   Commercial mortgage-backed.................         --         16       700        716
   Residential mortgage-backed/(1)/...........         --        943         4        947
   Asset-backed/(2)/..........................         --         56        83        139
   Redeemable preferred stock.................        216        656        15        887
                                               ----------  ---------  -------- ----------
     Subtotal.................................        216     28,064     1,139     29,419
                                               ----------  ---------  -------- ----------
  Other equity investments....................        233          9        52        294
  Trading securities..........................        529      3,692        --      4,221
  Other invested assets:
   Short-term investments.....................         --         99        --         99
   Swaps......................................         --        (45)       --        (45)
   Credit Default Swaps.......................         --          9        --          9
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        463        --        463
   Floors.....................................         --        193        --        193
   Swaptions..................................         --         --        --         --
                                               ----------  ---------  -------- ----------
     Subtotal.................................         (2)       719        --        717
                                               ----------  ---------  -------- ----------
Cash equivalents..............................      1,310         --        --      1,310
Segregated securities.........................         --        981        --        981
GMIB reinsurance contracts....................         --         --     6,747      6,747
Separate Accounts' assets.....................    105,579      2,948       237    108,764
                                               ----------  ---------  -------- ----------
   Total Assets............................... $  107,865  $  36,413  $  8,175 $  152,453
                                               ==========  =========  ======== ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     -- $       --
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        346        --        346
                                               ----------  ---------  -------- ----------
   Total Liabilities.......................... $       --  $     346  $     -- $      346
                                               ==========  =========  ======== ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2012

                                                 Level 1    Level 2   Level 3     Total
                                               ----------  --------- --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $        6  $  22,837 $     355 $   23,198
   U.S. Treasury, government and agency.......         --      5,180        --      5,180
   States and political subdivisions..........         --        480        50        530
   Foreign governments........................         --        511        19        530
   Commercial mortgage-backed.................         --         --       900        900
   Residential mortgage-backed/(1)/...........         --      1,940         9      1,949
   Asset-backed/(2)/..........................         --         69       113        182
   Redeemable preferred stock.................        242        881        15      1,138
                                               ----------  --------- --------- ----------
     Subtotal.................................        248     31,898     1,461     33,607
                                               ----------  --------- --------- ----------
  Other equity investments....................         78         --        77        155
  Trading securities..........................        446      1,863        --      2,309
  Other invested assets:
   Short-term investments.....................         --         98        --         98
   Swaps......................................         --        148        --        148
   Futures....................................         (2)        --        --         (2)
   Options....................................         --        224        --        224
   Floors.....................................         --        291        --        291
   Swaptions..................................         --        502        --        502
                                               ----------  --------- --------- ----------
     Subtotal.................................         (2)     1,263        --      1,261
                                               ----------  --------- --------- ----------
Cash equivalents..............................      2,289         --        --      2,289
Segregated securities.........................         --      1,551        --      1,551
GMIB reinsurance contracts....................         --         --    11,044     11,044
Separate Accounts' assets.....................     90,751      2,775       224     93,750
                                               ----------  --------- --------- ----------
   Total Assets............................... $   93,810  $  39,350 $  12,806 $  145,966
                                               ==========  ========= ========= ==========

LIABILITIES
GWBL and other features' liability............ $       --  $      -- $     265 $      265
                                               ----------  --------- --------- ----------
   Total Liabilities.......................... $       --  $      -- $     265 $      265
                                               ==========  ========= ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2013 and 2012, respectively, the fair value of public fixed maturities is approximately $21,671 million and $25,591 million or approximately 15.0% and 19.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2013 and 2012, respectively, the fair value of private fixed maturities is approximately $7,748 million and $8,016 million or approximately 5.4% and 6.0% of the Company's total assets measured at fair value on a recurring basis. The fair values of the Company's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2013 and 2012, respectively, the net fair value of freestanding derivative positions is approximately $617 million and $1,163 million or approximately 86.1% and 92.2% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $0.4 million at December 31, 2013 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at December 31, 2013.

   At December 31, 2013 and 2012, respectively, investments classified as Level 1 comprise approximately 74.5% and 70.3% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2013 and 2012, respectively, investments classified as Level 2 comprise approximately 24.5% and 28.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2013 and 2012, respectively, approximately $970 million and $1,966 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company currently offers indexed investment options in the SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO investment option available in some life contracts. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2013 and 2012, respectively, investments classified as Level 3 comprise approximately 1.0% and 1.3% of assets measured at fair value on a recurring basis and primarily include CMBS and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2013 and 2012, respectively, were approximately $150 million and $222 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $787 million and $1,021 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2013 and 2012, respectively. At June 30, 2013, the Company changed its methodology for measuring the fair value of CMBS securities below the senior AAA tranche from a risk-adjusted present value technique to pricing obtained from an independent valuation service vendor as returning liquidity in CMBS markets contributed to the availability of more reliable and representative measures of fair value. In applying the risk-adjusted present value technique in periods prior to June 30, 2013, the Company adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $133 million and $447 million at December 31, 2013 and 2012, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2013. Equity and fixed income volatilities are combined, with weighting based on the current fund distribution, to produce an overall volatility assumption. Scenarios are developed that value an at the money option at a price consistent with the overall volatility.

   In 2013, AFS fixed maturities with fair values of $37 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $20 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2013. In 2013, one of the Company's private securities went public and as a result, $20 million was transferred from a Level 3 classification to a Level 1 classification. In 2013, $9 million was transferred from a Level 3 to a Level 2 classification due to merger of one of the private securities with a public company that had a trading restriction period at December 31, 2013.

   In 2012, AFS fixed maturities with fair values of $109 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $17 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.7% of total equity at December 31, 2012. In the first quarter of 2012, one of the Company's private securities went public and as a result, $14 million was transferred from a Level 3 classification to a Level 2 classification. In the third quarter of 2012, $6 million was transferred from a Level 2 classification to a Level 1 classification due to the lapse of the trading restriction period for one of the Company's public securities.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2013 and 2012, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                           STATE AND
                                                           POLITICAL             COMMERCIAL  RESIDENTIAL
                                                             SUB-      FOREIGN   MORTGAGE-    MORTGAGE-     ASSET-
                                                CORPORATE  DIVISIONS    GOVTS      BACKED      BACKED       BACKED
                                                ---------  ---------  ---------  ----------  -----------  ---------

                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2013....................... $     355  $      50  $      19  $      900    $       9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --          --           --         --
     Investment gains (losses), net............         5         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................         7         --         --         (68)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        (1)        (3)        (2)         13           (1)         3
Purchases......................................        70         --         --          31           --         --
Issuances......................................        --         --         --          --           --         --
Sales..........................................     (150)        (1)       (17)       (160)          (4)       (22)
Settlements....................................        --         --         --          --           --         --
Transfers into Level 3/(1)/....................        20         --         --          --           --         --
Transfers out of Level 3/(1)/..................      (10)         --         --        (16)           --       (11)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2013..................... $     291  $      46  $      --  $      700    $       4  $      83
                                                =========  =========  =========  ==========    =========  =========

BALANCE, JANUARY 1, 2012....................... $     432  $      53  $      22  $      902    $      14  $     172
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............         2         --         --           2           --         --
     Investment gains (losses), net............         4         --         --        (105)          --         --
                                                ---------  ---------  ---------  ----------    ---------  ---------
       Subtotal................................ $       6  $      --  $      --  $     (103)   $      --  $      --
                                                ---------  ---------  ---------  ----------    ---------  ---------
   Other comprehensive income (loss)...........        15         (1)        --         128           --          4
Purchases......................................        --         --         --          --           --         --
Sales..........................................       (47)        (2)        --         (27)          (5)       (25)
Transfers into Level 3/(1)/....................        17         --         --          --           --         --
Transfers out of Level 3/(1)/..................       (68)        --         (3)         --           --        (38)
                                                ---------  ---------  ---------  ----------    ---------  ---------
BALANCE, DECEMBER 31, 2012..................... $     355  $      50  $      19  $      900    $       9  $     113
                                                =========  =========  =========  ==========    =========  =========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                                 REDEEM-                                                      GWBL
                                                  ABLE         OTHER        OTHER       GMIB      SEPARATE  AND OTHER
                                                PREFERRED     EQUITY       INVESTED  REINSURANCE  ACCOUNTS  FEATURES
                                                  STOCK   INVESTMENTS/(1)/  ASSETS      ASSET      ASSETS   LIABILITY
                                                --------- ---------------  --------  -----------  --------  ---------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2013.......................  $     15    $         77  $     --  $    11,044  $    224  $     265
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              10        --           --        --         --
     Investment gains (losses), net............        --              (7)       --           --        10         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --       (4,496)       --         --
     Policyholders' benefits...................        --              --        --           --        --       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................        --               3        --       (4,496)       10       (351)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........        --              --        --           --        (1)        --
Purchases......................................        --               4        --          237         6         86
Issuances......................................        --              --        --           --        --         --
Sales..........................................        --              (3)       --          (38)       (3)        --
Settlements....................................        --              --        --           --        (2)        --
Transfers into Level 3/(2)/....................        --              --        --           --         3         --
Transfers out of Level 3/(2)/..................        --             (29)       --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2013.....................  $     15    $         52  $     --  $     6,747  $    237  $      --
                                                 ========    ============  ========  ===========  ========  =========

BALANCE, JANUARY 1, 2012.......................  $     14    $         77  $     (2) $    10,547  $    215  $     291
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............        --              --        --           --        --         --
     Investment gains (losses), net............        --              --        --           --         8         --
     Increase (decrease) in the fair value
       of reinsurance contracts................        --              --        --          315        --         --
     Policyholders' benefits...................        --              --        --           --        --        (77)
                                                 --------    ------------  --------  -----------  --------  ---------
       Subtotal................................  $     --    $         --  $     --  $       315  $      8  $     (77)
                                                 --------    ------------  --------  -----------  --------  ---------
   Other comprehensive income (loss)...........         1              --         2           --        --         --
Purchases......................................        --              --        --          182         6         51
Sales..........................................        --              --        --           --        (2)        --
Settlements....................................        --              --        --           --        (3)        --
Transfers into Level 3/(2)/....................        --              --        --           --        --         --
                                                 --------    ------------  --------  -----------  --------  ---------
BALANCE, DECEMBER 31, 2012.....................  $     15    $         77  $     --  $    11,044  $    224  $     265
                                                 ========    ============  ========  ===========  ========  =========

  /(1)/Includes Trading securities' Level 3 amount.
  /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2013 and 2012 by category for Level 3 assets and liabilities still held at December 31, 2013 and 2012, respectively:

                                                              EARNINGS (LOSS)
                                                ------------------------------------------
                                                                             INCREASE
                                                   NET                   (DECREASE) IN THE
                                                INVESTMENT  INVESTMENT     FAIR VALUE OF             POLICY-
                                                  INCOME       GAINS        REINSURANCE              HOLDERS'
                                                  (LOSS)   (LOSSES), NET     CONTRACTS        OCI    BENEFITS
                                                ---------- ------------- -----------------  -------  --------
                                                                        (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2013
STILL HELD AT DECEMBER 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    (2)  $    --
     State and political subdivisions..........         --            --                --       (4)       --
     Foreign governments.......................         --            --                --       --        --
     Commercial mortgage-backed................         --            --                --        6        --
     Asset-backed..............................         --            --                --        4        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $     4   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts..................         --            --            (4,297)      --        --
   Separate Accounts' assets...................         --            10                --       --        --
   GWBL and other features' liability..........         --            --                --       --      (265)
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $       10   $        (4,297) $     4   $  (265)
                                                 =========    ==========   ===============  =======   =======

Level 3 Instruments
Full Year 2012
Still Held at December 31, 2012:
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate.................................  $      --    $       --   $            --  $    14   $    --
     State and political subdivisions..........         --            --                --       (1)       --
     Foreign governments.......................         --            --                --        1        --
     Commercial mortgage-backed................         --            --                --      124        --
     Asset-backed..............................         --            --                --        3        --
     Other fixed maturities,
       available-for-sale......................         --            --                --       --        --
                                                 ---------    ----------   ---------------  -------   -------
       Subtotal................................  $      --    $       --   $            --  $   141   $    --
                                                 ---------    ----------   ---------------  -------   -------
   GMIB reinsurance contracts                           --            --               497       --        --
   Separate Accounts' assets                            --             8                --       --        --
   GWBL and other features' liability                   --            --                --       --        26
                                                 ---------    ----------   ---------------  -------   -------
       Total...................................  $      --    $        8   $           497  $   141   $    26
                                                 =========    ==========   ===============  =======   =======

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2013 and 2012, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2013

                                 FAIR         VALUATION                   SIGNIFICANT
                                 VALUE        TECHNIQUE                UNOBSERVABLE INPUT               RANGE
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    54 Matrix pricing model    Spread over the industry-specific
                                                                            benchmark yield curve 125 BPS - 550 BPS
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      45 BPS
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       7 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 BPS - 687 BPS
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      52 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple
                                                                                    Discount rate    1.2X - 4.9X
                                                                                   Discount years   1.1X - 17.1X
                                                                                                        18.0%
                                                               Discount for lack of marketability         1
                                                                                 and risk factors     50% - 60%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     215 Third party appraisal                 Capitalization rate       5.4%
                                                                         Exit capitalization rate       6.4%
                                                                                    Discount rate       7.4%

                                     11 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 256 BPS - 434 BPS
                                                                                   Inflation rate    0.0% - 2.3%
                                                                                  Discount factor    3.3% - 6.8%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....   6,747 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  7 BPS - 21 BPS
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................      61 Discounted Cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   20.0% - 33.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2012

                                 Fair         Valuation                   Significant
                                 Value        Technique                Unobservable Input               Range
                                ------- ---------------------- ---------------------------------- -----------------
                                                              (In Millions)
Assets:
Investments:
  Fixed maturities,
  available-for-sale:
   Corporate................... $    94 Matrix pricing model
                                                                Spread over the industry-specific
                                                                            benchmark yield curve 125 bps - 650 bps
-------------------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..     889 Discounted Cash flow                Constant default rate   3.0% - 25.0%
                                                                           Probability of default       55.0%
                                                                                    Loss severity       49.0%
                                                                                    Discount rate  3.72% - 13.42%
-------------------------------------------------------------------------------------------------------------------

   Residential mortgage-backed.       1 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve      46 bps
-------------------------------------------------------------------------------------------------------------------

   Asset-backed................       8 Matrix pricing model                     Spread over U.S.
                                                                                   Treasury curve 30 bps - 695 bps
-------------------------------------------------------------------------------------------------------------------

   Other equity investments....      38 Market comparable                        Revenue multiple
                                          companies                                  R&D multiple   0.6x - 62.5x
                                                                                    Discount rate   1.0x - 30.6x
                                                                                   Discount years       18.0%
                                                               Discount for lack of marketability       1 - 2
                                                                                 and risk factors   40.0% - 60.0%
-------------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     194 Third party appraisal                 Capitalization rate       5.5%
                                                                         Exit capitalization rate       6.6%
                                                                                    Discount rate       7.7%

                                     22 Discounted cash flow                     Spread over U.S.
                                                                                   Treasury curve 275 bps - 586 bps
                                                                                   Inflation rate    2.0% - 3.0%
                                                                                  Discount factor    1.0% - 2.0%
-------------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  11,044 Discounted cash flow                          Lapse Rates    1.5% - 8.0%
                                                                                 Withdrawal Rates    0.2% - 8.0%
                                                                           GMIB Utilization Rates   0.0% - 15.0%
                                                                             Non-performance risk  13 bps - 45 bps
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

Liabilities:
GMWB/GWBL/(1)/.................     205 Discounted cash flow                          Lapse Rates    1.0% - 8.0%
                                                                                 Withdrawal Rates    0.0% - 7.0%
                                                                        Volatility rates - Equity   24.0% - 36.0%
-------------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2013 and 2012, respectively, are approximately $1,088 million and $516 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 76.2% and 29.3% of total assets classified as Level 3 and represent only 0.8% and 0.4% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above at December 31, 2013 and 2012, respectively, are approximately $54 million and $94 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 that is determined by application of a matrix pricing model, representing approximately 18.6% and 26.5% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   At December 31, 2012, CMBS classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which the Company applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities. At December 31, 2013, all CMBS securities were valued using prices obtained from an independent valuation service vendor and therefore excluded from the quantitative disclosures discussed above.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2013 and 2012, are approximately 25.0% and 11.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2013 and 2012, are approximately 8.4% and 7.1%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AllianceBernstein for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2013 and 2012, respectively, are approximately $30 million and $30 million private venture capital fund-of-fund investments of AllianceBernstein for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2013 and 2012, AllianceBernstein's aggregate unfunded commitments to these investments were approximately $10 million and $12 million.

   Separate Accounts' assets classified as Level 3 at December 31, 2013 and 2012, respectively, primarily consist of private equity investments with fair value of approximately $215 million and $198 million, including approximately $219 million and $194 million fair value investment in a private real estate fund, as well as mortgage loans with fair value of approximately $7 million and $18 million. Third party appraisal is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach also is applied to determine the approximately $4 million and $4 million fair value of the other private equity investment and for which the significant unobservable assumptions are an inflation rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment at December 31, 2013 and 2012, respectively. A significant increase (decrease) in the inflation rate would have directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans, a significant increase (decrease) in the assumed spread over US Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 at December 31, 2013 and 2012, respectively, consist of mortgage- and asset-backed securities with fair values of approximately $3 million, $7 million, $4 million and $4 million and for which those measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The carrying values and fair values at December 31, 2013 and 2012 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                      FAIR VALUE
                                              CARRYING ----------------------------------------
                                               VALUE   LEVEL 1   LEVEL 2     LEVEL 3    TOTAL
                                              -------- ------- ------------ ---------- --------
                                                                (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Mortgage loans on real estate................ $  5,684  $   -- $         -- $    5,716 $  5,716
Other limited partnership interests..........    1,592      --           --      1,592    1,592
Loans to affiliates..........................    1,088      --          800        398    1,198
Policyholders liabilities: Investment
  contracts..................................    2,435      --           --      2,523    2,523
Long-term debt...............................      200      --          225         --      225
Loans from affiliates........................      825      --          969         --      969

December 31, 2012:
------------------
Mortgage loans on real estate................ $  5,059  $   -- $         -- $    5,249 $  5,249
Other limited partnership interests..........    1,514      --           --      1,514    1,514
Loans to affiliates..........................    1,037      --          784        402    1,186
Policyholders liabilities: Investment
  contracts..................................    2,494      --           --      2,682    2,682
Long-term debt...............................      200      --          236         --      236
Loans from affiliates........................    1,325      --        1,676         --    1,676

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method and for which the carrying value provides a reasonable estimate of fair value as the underlying investments of these partnerships are valued at estimated fair value.

   Fair values for the Company's long-term debt are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as for such transactions with third parties, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2011................... $  1,265  $  2,311  $  3,576
  Paid guarantee benefits....................     (203)      (47)     (250)
  Other changes in reserve...................      531     1,866     2,397
                                              --------  --------  --------
Balance at December 31, 2011.................    1,593     4,130     5,723
  Paid guarantee benefits....................     (288)      (77)     (365)
  Other changes in reserve...................      467       508       975
                                              --------  --------  --------
Balance at December 31, 2012.................    1,772     4,561     6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013................. $  1,626  $  4,203  $  5,829
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                  GMDB
                                              -------------
                                              (IN MILLIONS)

Balance at January 1, 2011...................    $      533
  Paid guarantee benefits....................           (81)
  Other changes in reserve...................           264
                                                 ----------
Balance at December 31, 2011.................           716
  Paid guarantee benefits....................          (127)
  Other changes in reserve...................           255
                                                 ----------
Balance at December 31, 2012.................           844
  Paid guarantee benefits....................          (109)
  Other changes in reserve...................            56
                                                 ----------
Balance at December 31, 2013.................    $      791
                                                 ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2013 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                RETURN OF
                                                 PREMIUM    RATCHET  ROLL-UP    COMBO      TOTAL
                                               ----------  --------  -------  ---------  ---------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $   13,121  $    228  $    92  $     393  $  13,834
   Separate Accounts.......................... $   36,658  $  8,551  $ 4,094  $  37,795  $  87,098
  Net amount at risk, gross................... $      270  $    169  $ 2,192  $  10,891  $  13,522
  Net amount at risk, net of amounts
   reinsured.................................. $      270  $    111  $ 1,451  $   4,152  $   5,984
  Average attained age of contractholders.....       50.8      64.5     70.2       65.2       54.6
  Percentage of contractholders over age 70...        8.4%     32.2%    53.0%      33.7%      15.5%
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

GMIB:
-----
  Account values invested in:
   General Account............................        N/A       N/A  $    37  $     428  $     465
   Separate Accounts..........................        N/A       N/A  $ 8,349  $  49,109  $  57,458
  Net amount at risk, gross...................        N/A       N/A  $   892  $   1,551  $   2,443
  Net amount at risk, net of amounts
   reinsured..................................        N/A       N/A  $   268  $     369  $     637
  Weighted average years remaining until
   annuitization..............................        N/A       N/A      0.7        3.5        3.3
  Range of contractually specified interest
   rates......................................        N/A       N/A   3% - 6%  3% - 6.5%  3% - 6.5%

   In the second quarter 2013, the approach for determining the above noted GMIB net amount at risk was updated to be more reflective of the economic exposure to the Company. Previously, the calculation used a current annuitization factor based on the retail pricing basis for single-premium individual annuities, including premium loads and interest margins. The updated approach excludes premium loads and interest margins.

   The Company continues to proactively manage the risks associated with its in-force business, particularly variable annuities with guarantee features. For example, in third quarter 2013, the Company initiated a program to purchase from certain policyholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. As a result of this program, the Company is assuming a change in the short term behavior of remaining policyholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term.

   Due to the difference in accounting recognition between the fair value of the reinsurance contract asset and the U.S. GAAP gross reserves and DAC the net impact is an after-tax loss of $20 million, which was recognized in 2013.

   The liability for SCS, SIO, MSO, IUL, GIB and GWBL and other features, not included above, was $346 million at December 31, 2013 and the liability for GIB and GWBL and other features, not included above, was $265 million at December 31, 2012, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                  DECEMBER 31,
                                              ---------------------
                                                 2013       2012
                                              ---------- ----------

                                                  (IN MILLIONS)
GMDB:
-----
Equity....................................... $   64,035 $   52,633
Fixed income.................................      3,330      3,748
Balanced.....................................     19,237     19,102
Other........................................        496        543
                                              ---------- ----------
Total........................................ $   87,098 $   76,026
                                              ========== ==========

GMIB:
Equity....................................... $   41,603 $   33,361
Fixed income.................................      2,208      2,335
Balanced.....................................     13,401     12,906
Other........................................        246        264
                                              ---------- ----------
Total........................................ $   57,458 $   48,866
                                              ========== ==========

   C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program currently utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2013, the total account value and net amount at risk of the hedged variable annuity contracts were $40,319 million and $4,774 million, respectively, with the GMDB feature and $23,346 million and $370 million, respectively, with the GMIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

   D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse
   Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders' liabilities, and the related reinsurance ceded.

                                                                REINSURANCE
                                              DIRECT LIABILITY     CEDED          NET
                                              ---------------- -------------  -----------

                                                               (IN MILLIONS)

Balance at January 1, 2011...................     $        375   $      (231) $       144
  Other changes in reserves..................               95           (31)          64
                                                  ------------   -----------  -----------
Balance at December 31, 2011.................              470          (262)         208
  Other changes in reserves..................               86           (48)          38
                                                  ------------   -----------  -----------
Balance at December 31, 2012.................              556          (310)         246
  Other changes in reserves..................              273          (131)         142
                                                  ------------   -----------  -----------
Balance at December 31, 2013.................     $        829   $      (441) $       388
                                                  ============   ===========  ===========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single-life policy of $25 million and on each second-to-die policy of $30 million with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2013, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 5.6% and 50.2%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 32.0% and 41.9%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2013 and 2012 were $6,747 million and $11,044 million, respectively. The increases (decreases) in estimated fair value were $(4,297) million, $497 million and $5,941 million for 2013, 2012 and 2011, respectively.

   At December 31, 2013 and 2012, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,379 million and $2,465 million, of which $1,920 million and $1,964 million related to two specific reinsurers, which are rated A/AA- with the remainder of the reinsurers rated BBB and above or not rated. At December 31, 2013 and 2012, affiliated reinsurance recoverables related to insurance contracts amounted to $1,555 million and $1,383 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. The Insurance Group evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   Reinsurance payables related to insurance contracts totaling $70 million and $73 million are included in other liabilities in the consolidated balance sheets at December 31, 2013 and 2012, respectively.

   The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $143 million and $160 million at December 31, 2013 and 2012, respectively.

   The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2013 and 2012 were $709 million and $752 million, respectively.

   The following table summarizes the effect of reinsurance:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Direct premiums.............................. $   848  $   873  $   908
Reinsurance assumed..........................     213      219      210
Reinsurance ceded............................    (565)    (578)    (585)
                                              -------  -------  -------
Premiums..................................... $   496  $   514  $   533
                                              =======  =======  =======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $   247  $   234  $   221
                                              =======  =======  =======
Policyholders' Benefits Ceded................ $   703  $   667  $   510
                                              =======  =======  =======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $79 million and $86 million at December 31, 2013 and 2012, respectively. At December 31, 2013 and 2012, respectively, $1,687 million and $1,704 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                               2013   2012   2011
                                              ------ ------ ------
                                                 (IN MILLIONS)
Incurred benefits related to current year.... $   15 $   16 $   24
Incurred benefits related to prior years.....     10     14     18
                                              ------ ------ ------
Total Incurred Benefits...................... $   25 $   30 $   42
                                              ====== ====== ======

Benefits paid related to current year........ $   19 $   21 $   15
Benefits paid related to prior years.........     13     16     24
                                              ------ ------ ------
Total Benefits Paid.......................... $   32 $   37 $   39
                                              ====== ====== ======

10)SHORT-TERM AND LONG-TERM DEBT

   Short-term and long-term debt consists of the following:

                                               DECEMBER 31,
                                              ---------------
                                               2013    2012
                                              ------- -------
                                               (IN MILLIONS)
Short-term debt:
AllianceBernstein commercial paper (with
  interest rates of 0.3% and 0.5%)........... $   268 $   323
                                              ------- -------
Total short-term debt........................     268     323
                                              ------- -------

Long-term debt:
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     200     200
                                              ------- -------
Total long-term debt.........................     200     200
                                              ------- -------
Total Short-term and Long-term Debt.......... $   468 $   523
                                              ======= =======

   Short-term Debt

   AXA Equitable is a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet its membership requirement ($13 million, as of December 31, 2013). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1,000 million. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2013, there were no outstanding borrowings from FHLBNY.

   In December 2010, AllianceBernstein entered into a committed, unsecured three-year senior revolving credit facility (the "AB Credit Facility") with a group of commercial banks and other lenders in an original principal amount of $1,000 million with SCB LLC as an additional borrower.

   The AB Credit Facility is available for AllianceBernstein's and SCB LLC's business purposes, including the support of AllianceBernstein's $1,000 million commercial paper program. Both AllianceBernstein and SCB LLC can draw directly under the AB Credit Facility and management expects to draw on the AB Credit Facility from time to time.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency or bankruptcy related events of default, all amounts payable under the AB Credit Facility would automatically become immediately due and payable, and the lender's commitments would automatically terminate.

   The AB Credit Facility provides for possible increases in principal amount by up to an aggregate incremental amount of $250 million ("accordion feature"), any such increase being subject to the consent of the affected lenders. Amounts under the AB Credit Facility may be borrowed, repaid and re-borrowed by either company from time to time until the maturity of the facility. Voluntary prepayments and commitment reductions requested by AllianceBernstein are permitted at any time without fee (other than customary breakage costs relating to the prepayment of any drawn loans) upon proper notice and subject to a minimum dollar requirement. Borrowings under the AB Credit Facility bear interest at a rate per annum, which will be, at AllianceBernstein's option, a rate equal to an applicable margin, which is subject to adjustment based on the credit ratings of AllianceBernstein, plus one of the following indexes: London Interbank Offered Rate ("LIBOR"); a floating base rate; or the Federal Funds rate.

   On January 17, 2012, the AB Credit Facility was amended and restated. The principal amount was amended to $900 million from the original principal amount of $1,000 million. Also, the amendment increased the accordion feature from $250 million to $350 million. In addition, the maturity date of the AB Credit Facility has been extended from December 9, 2013 to January 17, 2017. There were no other significant changes in terms and conditions included in this amendment.

   As of December 31, 2013 and 2012, AllianceBernstein had no amounts outstanding under the AB Credit Facility or the previous revolving credit facilities, respectively.

   In addition, SCB LLC has five uncommitted lines of credit with four financial institutions. Two of these lines of credit permit
   AllianceBernstein to borrow up to an aggregate of approximately $200 million while three lines have no stated limit.

   Long-term Debt

   At December 31, 2013, the Company was not in breach of any long-term debt covenants.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold a jointly owned real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $439 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and matures on December 1, 2018.

   In November 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note paid interest semi-annually and was scheduled to mature on December 1, 2018. In June 2013, AXA Equitable repaid this note at par value plus interest accrued to AXA Financial.

   Other Transactions

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life") equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million.

   In October 2012, AXA Equitable sold its 50% interest in a real estate joint venture supporting the Wind-up Annuities line of business to 1285 Holdings, LLC, a non-insurance subsidiary of AXA Financial in exchange for $402 million in cash. The $195 million after-tax excess of the real estate joint venture's fair value over its carrying value has been accounted for as a capital contribution to AXA Equitable. In connection with this sale, the Company recognized a $226 million pre-tax premium deficiency reserve related to the Wind-up Annuities line of business.

   In August 2012, the Company purchased agricultural mortgage loans from MONY Life and MONY Life Insurance Company of America ("MLOA"), for a purchase price of $109 million.

   The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $40 million, $37 million and $14 million, respectively, for 2013, 2012 and 2011.

   In 2013, 2012 and 2011, respectively, the Company paid AXA Distribution and its subsidiaries $621 million, $684 million and $641 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $306 million, $348 million and $413 million, respectively, for their applicable share of operating expenses in 2013, 2012 and 2011, pursuant to the Agreements for Services.

   The Company currently reinsures to AXA RE Arizona Company ("AXA Arizona") a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2013 and 2012, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $5,388 million and $8,888 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2013, 2012 and 2011 related to the UL and no lapse guarantee riders totaled approximately $474 million, $484 million and $484 million, respectively. Ceded claims paid in 2013, 2012 and 2011 were $70 million, $68 million and $31 million, respectively.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2013, 2012 and 2011 totaled approximately $21 million, $21 million and $22 million, respectively. Claims and expenses paid in 2013, 2012 and 2011 were $10 million, $13 million and $14 million, respectively.

   Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $165 million, $161 million and $152 million in 2013, 2012 and 2011, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $24 million, $26 million and $22 million in 2013, 2012 and 2011, respectively. The net receivable (payable) related to these contracts was approximately $(8) million and $8 million at December 31, 2013 and 2012, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Investment advisory and services fees........ $  1,010 $    879 $    831
Distribution revenues........................      455      408      360
Other revenues -- shareholder servicing fees.       91       89       92
Other revenues -- other......................        6        5        6

12)EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   AXA Equitable sponsors a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees), managers and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan. AXA Equitable also sponsors non-qualified defined benefit pension plans.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under its qualified and non-qualified defined benefit pension plans would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI. In addition, AXA Equitable announced that it will begin providing a company contribution to the AXA Equitable 401(k) Plan as of January 1, 2014. AXA Equitable will also provide an excess 401(k) contribution for eligible compensation over the qualified plan compensation limits under a nonqualified deferred compensation plan.

   AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

   For 2013, no cash contributions were made by AXA Equitable to its qualified pension plan. AllianceBernstein made a $4 million cash contribution to its qualified pension plan in 2013. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2013, no minimum contribution is required to be made in 2014 under ERISA, as amended by the Pension Act. AllianceBernstein currently estimates that it will contribute $6 million to its pension plan during 2014.

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2013     2012     2011
                                              -------  -------  -------
                                                    (IN MILLIONS)

Service cost................................. $    40  $    40  $    41
Interest cost................................      99      109      122
Expected return on assets....................    (155)    (146)    (120)
Actuarial (gain) loss........................       1        1       --
Net amortization.............................     155      164      145
Curtailment..................................       3       --       --
                                              -------  -------  -------
Net Periodic Pension Expense................. $   143  $   168  $   188
                                              =======  =======  =======

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                 DECEMBER 31,
                                              ------------------
                                                2013      2012
                                              --------  --------
                                                 (IN MILLIONS)

Projected benefit obligation, beginning of
  year....................................... $  2,797  $  2,626
Service cost.................................       32        32
Interest cost................................       99       109
Actuarial (gains) losses.....................     (260)      219
Benefits paid................................     (176)     (187)
Plan amendments and curtailments.............      (29)       (2)
                                              --------  --------
Projected Benefit Obligation, End of Year.... $  2,463  $  2,797
                                              ========  ========

   The following table discloses the change in plan assets and the funded status of the Company's qualified pension plans:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              --------  ------
                                                (IN MILLIONS)

Pension plan assets at fair value, beginning
  of year.................................... $  2,396  $2,093
Actual return on plan assets.................      180     231
Contributions................................        4     265
Benefits paid and fees.......................     (179)   (193)
                                              --------  ------
Pension plan assets at fair value, end of
  year.......................................    2,401   2,396
PBO..........................................    2,463   2,797
                                              --------  ------
Excess of PBO Over Pension Plan Assets....... $    (62) $ (401)
                                              ========  ======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $62 million and $401 million at December 31, 2013 and 2012, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,797 million and $2,396 million, respectively, at December 31, 2012. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,463 million and $2,401 million, respectively, at December 31, 2013 and $2,761 million and $2,396 million, respectively, at December 31, 2012. The accumulated benefit obligation for all defined benefit pension plans was $2,463 million and $2,761 million at December 31, 2013 and 2012, respectively.

   The following table discloses the amounts included in AOCI at December 31, 2013 and 2012 that have not yet been recognized as components of net periodic pension cost:

                                                DECEMBER 31,
                                              -----------------
                                                2013     2012
                                              -------- --------
                                                (IN MILLIONS)

Unrecognized net actuarial (gain) loss....... $  1,181 $  1,650
Unrecognized prior service cost (credit).....       --        4
                                              -------- --------
  Total...................................... $  1,181 $  1,654
                                              -------- --------

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are $115 million and $0 million, respectively.

   The following table discloses the allocation of the fair value of total plan assets for the qualified pension plans of the Company at December 31, 2013 and 2012:

                                                DECEMBER 31,
                                              ----------------
                                                2013     2012
                                              -------  -------
                                                (IN MILLIONS)

Fixed Maturities.............................    49.0%    52.8%
Equity Securities............................    39.1     36.5
Equity real estate...........................     9.3      8.4
Cash and short-term investments..............     1.9      2.3
Other........................................     0.7       --
                                              -------  -------
  Total......................................   100.0%   100.0%
                                              =======  =======

   The primary investment objective of the qualified pension plan of AXA Equitable is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets for AXA Equitable's qualified pension plan are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. During 2013, AXA Equitable continued to implement an investment allocation strategy of the qualified defined benefit pension plan targeting 30%-40% equities, 50%-60% high quality bonds, and 0%-15% equity real estate and other investments. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

   In 2013, AXA Equitable's qualified pension plan continued to implement hedging strategies intended to minimize downside equity risk, principally using exchange-traded options contracts. As a result of a strategic asset allocation project conducted in the latter half of 2013, the existing equity-hedging program was discontinued in January 2014 at maturity of the underlying positions.

   The following tables disclose the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2013 and 2012, respectively.

                                              LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                              -------- -------- -------- --------
                                                         (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    801 $     -- $    801
  U.S. Treasury, government and agency.......       --      343       --      343
  States and political subdivisions..........       --       16       --       16
  Other structured debt......................       --        6        4       10
Common and preferred equity..................      716      191       --      907
Mutual funds.................................       44       --       --       44
Private real estate investment funds.........       --       --        2        2
Private real estate investment trusts........       --       11      220      231
Cash and cash equivalents....................        1       --       --        1
Short-term investments.......................       23       23       --       46
                                              -------- -------- -------- --------
  Total...................................... $    784 $  1,391 $    226 $  2,401
                                              ======== ======== ======== ========

December 31, 2012:
------------------
Asset Categories
Fixed Maturities:
  Corporate.................................. $     -- $    849 $     -- $    849
  U.S. Treasury, government and agency.......       --      410       --      410
  States and political subdivisions..........       --       18       --       18
  Other structured debt......................       --       --        5        5
Common and preferred equity..................      751       62       --      813
Mutual funds.................................       35       --       --       35
Private real estate investment funds.........       --       --        3        3
Private real estate investment trusts........       --       11      197      208
Cash and cash equivalents....................       25       --       --       25
Short-term investments.......................       --       30       --       30
                                              -------- -------- -------- --------
  Total...................................... $    811 $  1,380 $    205 $  2,396
                                              ======== ======== ======== ========

   At December 31, 2013, assets classified as Level 1, Level 2, and Level 3 comprise approximately 32.7%, 57.9% and 9.4%, respectively, of qualified pension plan assets. At December 31, 2012, assets classified as Level 1, Level 2 and Level 3 comprised approximately 33.9%, 57.5% and 8.6%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $2 million in a private REIT through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

   The tables below present a reconciliation for all Level 3 qualified pension plan assets at December 31, 2013 and 2012, respectively.

                                                                PRIVATE
                                                              REAL ESTATE  PRIVATE
                                                  FIXED       INVESTMENT  INVESTMENT   COMMON
                                              MATURITIES/(1)/    FUNDS      TRUSTS     EQUITY     TOTAL
                                              --------------  ----------- ---------- ---------- ----------

                                                                     (IN MILLIONS)
Balance at January 1, 2013...................     $        5   $        3 $      197 $       -- $      205
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2013.........................             --           --         23         --         23
  Purchases/issues...........................             --           --         --         --         --
  Sales/settlements..........................             --           --         --         --         --
  Transfers into/out of Level 3..............            (1)          (1)         --         --        (2)
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2013.................     $        4   $        2 $      220 $       -- $      226
                                                  ==========   ========== ========== ========== ==========

Balance at January 1, 2012...................     $        6   $        4 $      183 $       -- $      193
Actual return on plan assets:
  Relating to assets still held at
   December 31, 2012.........................             --           --         14         --         14
  Sales/settlements..........................            (1)          (1)         --         --        (2)
  Transfers into/out of Level 3..............             --           --         --         --         --
                                                  ----------   ---------- ---------- ---------- ----------
Balance at December 31, 2012.................     $        5   $        3 $      197 $       -- $      205
                                                  ==========   ========== ========== ========== ==========

  /(1)/Includes commercial mortgage- and asset-backed securities and other structured debt.

   The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits' obligations at December 31, 2013 and 2012 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2013 and 2012.

                                              2013  2012
                                              ----- -----

Discount rates:
  Benefit obligation......................... 4.50% 3.50%
  Periodic cost.............................. 4.50% 4.25%

Rates of compensation increase:
  Benefit obligation and periodic cost....... 6.00% 6.00%

Expected long-term rates of return on
  pension plan assets (periodic cost)........ 6.75% 6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. Based upon new plan asset allocation targets for 2014 intended to rebalance between the bond and equity portfolios under the long-term investment strategy, the expected long-term rate of return assumed on pension plan assets in the measurement of net periodic cost will be increased to 7.00%.

   Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $10 million, $12 million and $13 million for 2013, 2012 and 2011, respectively.

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2014, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2013 and include benefits attributable to estimated future employee service.

                                                 PENSION
                                                BENEFITS
                                              -------------
                                              (IN MILLIONS)

2014.........................................    $      189
2015.........................................           196
2016.........................................           192
2017.........................................           188
2018.........................................           185
Years 2019 - 2023............................           853

   HEALTH PLANS

   The Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively, the "Health Acts"), signed into law in March 2010, have both immediate and long-term financial reporting implications for many employers who sponsor health plans for active employees and retirees. While many of the provisions of the Health Acts do not take effect until future years and are intended to coincide with fundamental changes to the healthcare system, current-period measurement of the benefits obligation is required to reflect an estimate of the potential implications of presently enacted law changes absent consideration of potential future plan modifications. Management, in consultation with its actuarial advisors in respect of the Plan, has concluded the Health Acts have no material impact on the calculations on future benefit levels due to the caps on the Company subsidy for retirees. Any increases in plan cost, including those associated under the Excise Tax on high cost plans, are anticipated to be passed on to retirees.

   Included among the major provisions of the Health Acts is a change in the tax treatment of the Medicare Part D subsidy. The subsidy came into existence with the enactment of the Medicare Modernization Act ("MMA") in 2003 and is available to sponsors of retiree health benefit plans with a prescription drug benefit that is "actuarially equivalent" to the benefit provided by the Medicare Part D program. Prior to the Health Acts, sponsors were permitted to deduct the full cost of these retiree prescription drug plans without reduction for subsidies received. Although the Medicare Part D subsidy did not become taxable until years beginning after December 31, 2012, the effects of changes in tax law had to be recognized immediately in the income statement of the period of enactment. When MMA was enacted, the Company reduced its health benefits obligation to reflect the expected future subsidies from this program but did not establish a deferred tax asset for the value of the related future tax deductions. Consequently, passage of the Health Acts did not result in adjustment of the deferred tax accounts.

   In 2011, AXA Equitable eliminated any subsidy for retiree medical and dental coverage for individuals retiring on or after May 1, 2012 as well as a $10,000 retiree life insurance benefit for individuals retiring on or after January 1, 2012. As a result, the Company recognized a one-time reduction in benefits expense of approximately $37 million in 2011.

   AXA FINANCIAL ASSUMPTION

   Since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and financial professionals of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2013, 2012 and 2011 for share-based payment arrangements as further described herein are as follows:

                                               2013  2012  2011
                                              -----  ----- ----
                                                (IN MILLIONS)
Performance Unit/Shares...................... $  43  $  24 $  2
Stock Options................................     2      3    4
AXA Shareplan................................    13     18    9
AXA Miles....................................    --      1    1
AllianceBernstein Stock Options..............    (4)     1   21
AllianceBernstein Restricted Units...........   286    148  377
                                              -----  ----- ----
Total Compensation Expenses.................. $ 340  $ 195 $414
                                              =====  ===== ====

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance units under the AXA Performance Unit Plan (the "Performance Unit Plan"). In 2013, they were granted performance shares under the AXA International Performance Share Plan 2013 (the "Performance Share Plan").

   Performance Units and Performance Shares

   2013 GRANT. On March 22, 2013, under the terms of the Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. The extent to which 2013-2014 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $11 million.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   2012 GRANT. On March 16, 2012, under the terms of the AXA Performance Unit Plan 2012, AXA awarded approximately 2.3 million unearned performance units to employees of AXA Equitable. The extent to which 2012-2013 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled in cash on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 15, 2015. In 2013 and 2012, the expense associated with the March 16, 2012 grant of performance units was approximately $26 million and $11 million, respectively.

   2011 GRANT. On March 18, 2011, under the terms of the AXA Performance Unit Plan 2011, AXA awarded approximately 1.8 million unearned performance units to AXA Equitable employees. The extent to which 2011-2012 cumulative two-year targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance units earned, which may vary in linear formula between 0% and 130% of the number of performance units at stake. The performance units earned during this performance period will vest and be settled on the third anniversary of the award date. The price used to value the performance units at settlement will be the average closing price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on March 17, 2014. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of performance units of approximately $6 million, $11 million and $2 million, respectively.

   SETTLEMENT OF 2009 GRANT IN 2011. On March 20, 2011, approximately 831,000 performance units earned under the AXA Performance Unit Plan 2009 were fully vested for total value of approximately $17 million. Distributions to participants were made on April 14, 2011, resulting in cash settlements of approximately 80% of these performance units for aggregate value of approximately $14 million and equity settlements of the remainder with approximately 164,000 restricted AXA ordinary shares for aggregate value of approximately $3 million. The AXA ordinary shares were sourced from Treasury shares.

   For 2013, 2012 and 2011, the Company recognized compensation costs of $43 million, $24 million and $2 million, respectively, for performance shares and units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit and share awards, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units and shares earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2013 and 2012 was $108 million and $58 million, respectively. Approximately 5.3 million outstanding performance units and shares are at risk to achievement of 2013 performance criteria, primarily representing the performance shares grant of March 22, 2013 for which cumulative average 2013-2014 performance targets will determine the number of performance shares earned and including one-half of the performance unit award granted on March 16, 2012.

   Stock Options

   2013 GRANT. On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $357,000.

   2012 GRANT. On March 16, 2012, approximately 901,000 options to purchase AXA ordinary shares were granted to AXA Equitable employees under the terms of the Stock Option Plan at an exercise price of 12.22 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 370,000 of the total options awarded on March 16, 2012 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 16, 2012 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.48 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 39.89%, a weighted average expected term of 5.6 years, an expected dividend yield of 7.54% and a risk-free interest rate of 1.8%. The total fair value of these options (net of expected forfeitures) of approximately $2 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of options was approximately $504,000 and $791,000.

   2011 GRANT. On March 18, 2011, approximately 2.4 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 14.73 euros. Approximately 2.3 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. In addition, approximately 483,000 of the total options awarded on March 18, 2011 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 18, 2011 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.49 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 33.9%, a weighted average expected term of 6.4 years, an expected dividend yield of 7.0% and a risk-free interest rate of 3.13%. The total fair value of these options (net of expected forfeitures) of approximately $6 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2013, 2012 and 2011, the Company recognized expenses associated with the March 18, 2011 grant of options of $573,000, $1 million and $2 million, respectively.

   The number of AXA ADRs or AXA ordinary shares authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan).

   A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2013 follows:

                                                                            Options Outstanding
                                              ------------------------------------------------------------------------------
                                                                                                         AllianceBernstein
                                                                                                              Holding
                                                    AXA Ordinary Shares            AXA ADRs/(3)/               Units
                                              ------------------------------   ---------------------- ----------------------
                                                                Weighted                    Weighted                Weighted
                                                Number          Average          Number     Average     Number      Average
                                              Outstanding       Exercise       Outstanding  Exercise  Outstanding   Exercise
                                              (In 000's)         Price         (In 000's)    Price    (In 000's)     Price
                                              -----------  -----------------   -----------  --------- -----------  ---------

Options outstanding at January 1, 2013.......    18,101.7    (Euro)    21.00       4,990.0  $   20.01     8,553.3  $   39.77
Options granted..............................       486.2    (Euro)    13.81            --  $      --        37.7  $   25.47
Options exercised............................      (527.8)   (Euro)    12.15      (3,022.6) $   17.74      (887.6) $   17.05
Options forfeited, net.......................      (490.4)   (Euro)    19.27        (145.5) $   22.01      (602.4) $   60.10
Options expired..............................          --                 --           7.9         --       (26.9) $   36.50
                                               ----------                      -----------             ----------
Options Outstanding at December 31, 2013.....    17,569.7    (Euro)    21.00       1,829.8  $   23.60     7,074.1  $   40.82
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 8,120.6              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        4.24                             1.28                    4.9
                                               ==========                      ===========             ==========
Options Exercisable at December 31, 2013.....    13,599.8    (Euro)    23.12       1,820.1  $   23.66     4,684.5      34.97
                                               ==========  =================   ===========  =========  ==========  =========
Aggregate Intrinsic Value/(1)/...............              (Euro)      --/(2)/              $ 7,967.9              $   --/(2)/
                                                           =================                =========              =========
Weighted Average Remaining Contractual Term
  (in years).................................        3.35                             1.26                    4.8
                                               ==========                      ===========             ==========

  /(1)/Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2013 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from employee exercises of stock options in 2013 was $54 million. The intrinsic value related to employee exercises of stock options during 2013, 2012 and 2011 were $14 million, $5 million and $3 million respectively, resulting in amounts currently deductible for tax purposes of $5 million, $2 million, and $1 million, respectively, for the periods then ended. In 2013, 2012 and 2011, windfall tax benefits of approximately $5 million, $2 million and $1 million, respectively, resulted from employee exercises of stock option awards.

   At December 31, 2013, AXA Financial held approximately 351,000 AXA ADRs and AXA ordinary shares in treasury at a weighted average cost of $24.73 per share, of which approximately 302,000 were designated to fund future exercises of outstanding stock options and approximately 49,000 were designated to fund restricted stock grants. The AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of stock options. These call options expired on November 23, 2009. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2013, 2012 and 2011, respectively.

                                                    AXA Ordinary Shares         AllianceBernstein Holding Units
                                              -------------------------------  --------------------------------
                                                 2013       2012       2011        2013        2012      2011
                                              ---------  ---------  ---------  ------------  --------  --------

Dividend yield...............................      7.52%      7.54%      7.00%    8.0 - 8.3%     6.20%   5.40%
Expected volatility..........................     31.27%     39.89%     33.90%  49.7 - 49.8%    49.20%  47.30%
Risk-free interest rates.....................      1.34%      1.80%      3.13%    0.8 - 1.7%     0.70%   1.9%
Expected life in years.......................       7.7        5.6        6.4           6.0       6.0     6.0
Weighted average fair value per option at
  grant date................................. $    1.79  $    2.48  $    2.49  $       5.44  $   3.67  $   5.98

   For 2013, 2012 and 2011, the Company recognized compensation costs (credits) for employee stock options of $(2) million, $4 million and $25 million, respectively. As of December 31, 2013, approximately $1 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 0.5 years.

   Restricted Awards.

   Under the Stock Incentive Plan, AXA Financial grants restricted stock to employees and financial professionals of its subsidiaries. Generally, all outstanding restricted stock awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA ADRs) annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   For 2013, 2012 and 2011, respectively, the Company recognized compensation costs of $286 million, $148 million and $377 million for awards outstanding under these restricted stock and unit award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2013, approximately 22.3 million restricted shares and Holding units remain unvested. At December 31, 2013, approximately $48 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 4.2 years.

   The following table summarizes unvested restricted stock activity for 2013.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------

Unvested as of January 1, 2013...............    177,001   $  27.23
Granted......................................     11,613   $  13.97
Vested.......................................    117,235   $  33.91
Forfeited....................................         --         --
                                               ---------
Unvested as of December 31, 2013.............     71,379   $  14.09
                                               =========

   Restricted stock vested in 2013, 2012 and 2011 had aggregate vesting date fair values of approximately $1 million, $1 million and $2 million, respectively.

   AXA Shareplan

   In 2013, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2013. Eligible employees could have reserved a share purchase during the reservation period from September 2, 2013 through September 17, 2013 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 28, 2013 through October 31, 2013. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 24, 2013 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $19.85 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 12.95% formula discounted price of $21.59 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2013 which is July 1, 2018. All subscriptions became binding and irrevocable at October 31, 2013.

   The Company recognized compensation expense of $13 million in 2013, $18 million in 2012 and $9 million in 2011 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplans 2013, 2012 and 2011 primarily invested under Investment Option B for the purchase of approximately 5 million, 8 million and 9 million AXA ordinary shares, respectively.

   AXA Miles Program

   AXA MILES PROGRAM 2012. On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA ordinary shares ("AXA Miles") to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011 and was confirmed to have been achieved. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2013 and 2012, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $278,000 and $538,000.

   AXA MILES PROGRAM 2007. On July 1, 2007, under the terms of the AXA Miles Program 2007, AXA granted 50 AXA Miles to every employee and eligible financial professionals of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represented the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,000 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $19 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011, the Company recognized compensation expense of approximately $1 million in respect of this grant of AXA Miles.

   AllianceBernstein Long-term Incentive Compensation Plans

   AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect wholly owned subsidiary of AXA Financial, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AllianceBernstein in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AllianceBernstein. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AllianceBernstein implemented changes to AllianceBernstein's employee long-term incentive compensation award. AllianceBernstein amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   As a result of this change, AllianceBernstein expensed in the fourth quarter all unamortized deferred incentive compensation awards from prior years and 100% of the expense associated with its 2011 deferred incentive compensation awards. The Company recorded a one-time, non-cash charge of $115 million, net of income taxes and noncontrolling interest in 2011.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, AllianceBernstein's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AllianceBernstein engages in open-market purchases of AllianceBernstein Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2013 and 2012, AllianceBernstein purchased 5.2 million and 15.7 million Holding units for $111 million and $239 million respectively. These amounts reflect open-market purchases of 1.9 million and 12.3 million Holding units for $39 million and $182 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   AllianceBernstein granted to employees and Eligible Directors 13.9 million (including 6.5 million restricted Holding units granted in December 2013 for 2013 year-end rewards and 6.5 million granted in January 2013 for 2012 year-end awards). During 2012, AllianceBernstein granted to employees and Eligible Directors 12.1 million restricted Holding awards (including
   8.7 million granted in January 2012 for 2011 year-end awards). Prior to third quarter 2013, AllianceBernstein funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust. In December 2013, AB Holding newly issued 3.9 million Holding units to fund the restricted Holding units awards granted in December 2013.

   Effective July 1, 2013, management of AllianceBernstein and AllianceBernstein Holding L.P. ("AB Holding") retired all unallocated Holding units in AllianceBernstein's consolidated rabbi trust. To retire such units, AllianceBernstein delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AllianceBernstein units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AllianceBernstein's and AB Holding's units outstanding decreased by approximately 13.1 million units. AllianceBernstein and AB Holding intend to retire additional units as AllianceBernstein purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AllianceBernstein units, as was done in December 2013.

   The 2012 long-term incentive compensation awards allowed most employees to allocate their award between restricted Holding units and deferred cash. As a result, 6.5 million restricted Holding unit awards for the December 2012 awards were awarded and allocated as such within the consolidated rabbi trust in January. There were approximately 17.9 million unallocated Holding units remaining in the consolidated rabbi trust as of December 31, 2012. The purchases and issuances of Holding units resulted in an increase of $60 million in Capital in excess of par value during 2012 with a corresponding decrease of $60 million in Noncontrolling interest.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $156 million, $147 million and $625 million (which includes the one-time, non-cash deferred compensation charge of $472 million) for 2013, 2012 and 2011, respectively. The cost of the 2013 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AllianceBernstein 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and Eligible Directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly issued Holding units. As of December 31, 2013, 248,281 options to buy Holding units had been granted and 38 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 22 million Holding units were available for grant as of December 31, 2013.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                2013     2012      2011
                                              -------- -------  ---------
                                                     (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $    197 $  (233) $      40
  Deferred (expense) benefit.................    1,876     391     (1,338)
                                              -------- -------  ---------
Total........................................ $  2,073 $   158  $  (1,298)
                                              ======== =======  =========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                2013     2012      2011
                                              --------  ------  ---------
                                                     (IN MILLIONS)

Expected income tax (expense) benefit........ $  1,858  $  (20) $  (1,443)
Noncontrolling interest......................      101      37        (36)
Separate Accounts investment activity........      122      94         83
Non-taxable investment income (loss).........       20      24          8
Adjustment of tax audit reserves.............      (14)     (2)        (7)
State income taxes...........................       (6)      7          7
AllianceBernstein Federal and foreign taxes..        2      10        (13)
Tax settlement...............................       --      --         84
Other........................................      (10)      8         19
                                              --------  ------  ---------
Income tax (expense) benefit................. $  2,073  $  158  $  (1,298)
                                              ========  ======  =========

   The Internal Revenue Service ("IRS") completed its examination of the Company's 2004 and 2005 Federal corporate income tax returns and issued its Revenue Agent's Report during the third quarter of 2011. The impact of these completed audits on the Company's financial statements and unrecognized tax benefits in 2011 was a tax benefit of $84 million.

   The U.S. Department of the Treasury 2013-2014 Priority Guidance Plan includes an item for guidance in the form of a revenue ruling with respect to the calculation of the Separate Account dividends received deduction ("DRD"). The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                               DECEMBER 31, 2013   December 31, 2012
                                              ------------------- -------------------
                                              ASSETS  LIABILITIES Assets  Liabilities
                                              ------- ----------- ------- -----------
                                                           (IN MILLIONS)

Compensation and related benefits............ $   104   $      -- $   207   $      --
Reserves and reinsurance.....................      --         688      --       2,419
DAC..........................................      --       1,016      --         960
Unrealized investment gains or losses........      --          85      --         739
Investments..................................      --       1,410      --       1,137
Alternative minimum tax credits..............      --          --     157          --
Net operating losses.........................     492          --      --          --
Other........................................       7          --      --          57
                                              -------   --------- -------   ---------
Total........................................ $   603   $   3,199 $   364   $   5,312
                                              =======   ========= =======   =========

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2013, $238 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $92 million would need to be provided if such earnings were remitted.

   At December 31, 2013, of the total amount of unrecognized tax benefits, $568 million would affect the effective rate. At December 31, 2012, of the total amount of unrecognized tax benefits, $522 million would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2013 and 2012 were $120 million and $105 million, respectively. For 2013, 2012 and 2011, respectively, there were $15 million, $4 million and $14 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                2013     2012      2011
                                              -------  --------  --------
                                                     (IN MILLIONS)
Balance at January 1,........................ $   573  $    453  $    434
Additions for tax positions of prior years...      57       740       337
Reductions for tax positions of prior years..     (38)     (620)     (235)
Additions for tax positions of current year..      --        --         1
Settlements with tax authorities.............      --        --       (84)
                                              -------  --------  --------
Balance at December 31,...................... $   592  $    573  $    453
                                              =======  ========  ========

   In 2012, the Internal Revenue Service commenced the examination of the 2006 and 2007 tax years. An appeal of the 2004 and 2005 tax years is pending at the Appeals Office of the IRS. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                     DECEMBER 31,
                                              --------------------------
                                                2013     2012     2011
                                              -------- -------- --------

                                                    (IN MILLIONS)
Unrealized gains (losses) on investments..... $    141 $  1,352 $    772
Defined benefit pension plans................    (757)  (1,056)  (1,082)
                                              -------- -------- --------
Total accumulated other comprehensive income
  (loss).....................................    (616)      296    (310)
                                              -------- -------- --------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................       13       21       13
                                              -------- -------- --------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $  (603) $    317 $  (297)
                                              ======== ======== ========

   The components of OCI for the past three years, net of tax, follow:

                                                 2013     2012    2011
                                              ---------  ------ --------

                                                    (IN MILLIONS)
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year........................... $  (1,550) $  658 $    571
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/......        49      59       18
                                              ---------  ------ --------
Net unrealized gains (losses) on investments.   (1,501)     717      589
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other..................................       290   (137)    (223)
                                              ---------  ------ --------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $654 million,
  $(318) million and $(193) million).........   (1,211)     580      366
                                              ---------  ------ --------
Change in defined benefit plans:
  Net gain (loss) arising during the year....       198    (82)    (169)
  Prior service cost arising during the year.        --       1       --
  Less: reclassification adjustments to net
   earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost...........       101     106       94
   Amortization of net prior service credit
     included in net periodic cost...........        --       1        1
                                              ---------  ------ --------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $161 million, $14 million and $(40)
  million)...................................       299      26     (74)
                                              ---------  ------ --------
Total other comprehensive income (loss), net
  of income taxes............................     (912)     606      292
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest....       (8)       8       21
                                              ---------  ------ --------

Other Comprehensive Income (Loss)
  Attributable to AXA Equitable.............. $   (920)  $  614 $    313
                                              =========  ====== ========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(26) million, $(32) million and $(10) million for 2013, 2012 and 2011, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $(54) million, $(58) million and $(51) million for 2013, 2012 and 2011, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Debt Maturities

   At December 31, 2013, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity, were $0 million for 2014, $200 million for 2015, $0 million for 2016 and thereafter.

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2014 and the four successive years are $217 million, $216 million, $209 million, $208 million, $192 million and $1,232 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2014 and the four successive years is $41 million, $48 million, $47 million, $48 million, $48 million and $316 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2013, 2012 and 2011, respectively, AXA Equitable recorded $85 million, $30 million and $55 million pre-tax charges related to severance and lease costs. The amounts recorded in 2013 included a pre-tax charge of $52 million related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                  DECEMBER 31,
                                              --------------------
                                               2013   2012   2011
                                              ------ ------ ------

                                                 (IN MILLIONS)
Balance, beginning of year................... $   52 $   44 $   11
Additions....................................    140     54     79
Cash payments................................   (66)   (46)   (43)
Other reductions.............................    (4)     --    (3)
                                              ------ ------ ------
Balance, End of Year......................... $  122 $   52 $   44
                                              ====== ====== ======

   As a result of AllianceBernstein's ongoing efforts to operate more efficiently during 2013 and 2012, respectively, AllianceBernstein recorded a $4 million and $21 million pre-tax charge related to severance costs. During 2013 and 2012, AllianceBernstein recorded $28 million and $223 million, respectively, of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AllianceBernstein's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013 real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AllianceBernstein will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2013, these arrangements include commitments by the Company to provide equity financing of $504 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2013. The Company had $595 million of commitments under existing mortgage loan agreements at December 31, 2013.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 through reinsurance transactions with AXA Arizona, a wholly-owned subsidiary of AXA Financial.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($6,805 million at December 31, 2013) and/or letters of credit ($3,251 million at December 31, 2013). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   During 2009, AllianceBernstein entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2013, AllianceBernstein had funded $25 million of this commitment.

   During 2010, as general partner of the AllianceBernstein U.S. Real Estate L.P. (the "Real Estate Fund"), AllianceBernstein committed to invest $25 million in the Real Estate Fund. As of December 31, 2013, AllianceBernstein had funded $12 million of this commitment.

   During 2012, AllianceBernstein entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2013, AllianceBernstein had funded $8 million of this commitment.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("FMG LLC") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and FMG LLC for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and FMG LLC filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. FMG LLC ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to FMG LLC for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to FMG LLC in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees.

   INSURANCE REGULATORY MATTERS

   AXA Equitable is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. AXA Equitable, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, in June 2011, the New York State Attorney General's office issued a subpoena to AXA Equitable in connection with its investigation of industry escheatment and unclaimed property procedures. AXA Equitable is also under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In July 2011, AXA Equitable received a request from the New York State Department of Financial Services (the "NYSDFS") to use data available on the U.S. Social Security Administration's Death Master File ("DMF") or similar database to identify instances where death benefits under life insurance policies, annuities and retained asset accounts are payable, to locate and pay beneficiaries under such contracts, and to report the results of the use of the data. AXA Equitable filed a number of reports with the NYSDFS related to its request and has completed the process. A number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the DMF, claims processing and payments to beneficiaries. In December 2012, AXA Equitable received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to AXA Equitable's relevant procedures. AXA Equitable expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, AXA Equitable, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

   AXA Equitable is responding to requests for information and documents from the Consumer Protection Division of the NYDFS relating to the AXA Tactical Manager ("ATM") volatility management tool strategy. The inquiry relates to whether we failed to comply with certain provisions of New York Insurance law with respect to the implementation of the ATM strategy. The NYDFS has informed AXA Equitable that it intends to seek a penalty for what it considers a failure to comply with such provisions. AXA Equitable has responded to, and is actively discussing the issue with the NYDFS.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AllianceBernstein received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Elecronics UK Limited ("Philips"), a former pension fund client, alleging that AllianceBernstein Limited (a wholly-owned subsidiary of AllianceBernstein organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to AllianceBernstein's initial investment in and management of a (Pounds)500 million portfolio of U.S. mortgage-backed securities. The alleged damages range between $177 million and $234 million plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form in the High Court of Justice in London, England regarding their alleged claim. AllianceBernstein believes that it has strong defenses to these claims, which were set forth in AllianceBernstein's October 12, 2012 response to the Letter of Claim, and will defend this matter vigorously.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers and asset managers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of plaintiffs and certain of these plaintiffs seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York insurance law, a domestic life insurer may, without prior approval of the Superintendent of the NYSDFS, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $382 million during 2014. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent of the NYSDFS who then has 30 days to disapprove the distribution. For 2013, 2012 and 2011, respectively, AXA Equitable's statutory net income (loss) totaled $(28) million, $602 million and $967 million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $4,358 million and $5,178 million at December 31, 2013 and 2012, respectively. In 2013, AXA Equitable paid $234 million in cash and transferred approximately 10.9 million in Units of AllianceBernstein (fair value of $234 million) in shareholder dividends to AXA Financial. In 2012 and 2011, respectively, AXA Equitable paid $362 million and $379 million in shareholder dividends.

   At December 31, 2013, AXA Equitable, in accordance with various government and state regulations, had $83 million of securities on deposit with such government or state agencies.

   At December 31, 2013 AXA Equitable had affiliated surplus notes of $825 million due to AXA Financial. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the NYSDFS. Interest expense in 2013 will approximate $55 million. In second quarter 2013 AXA Equitable repaid a $500 million surplus note at par values plus interest accrued to AXA Financial.

   At December 31, 2013 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYSDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2013.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

   The following tables reconcile AXA Equitable's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYSDFS laws and regulations with consolidated net earnings (loss) and equity attributable to AXA Equitable on a U.S. GAAP basis.

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Net change in statutory surplus and capital
  stock...................................... $     (864) $       64  $      824
Change in AVR................................         46         269        (211)
                                              ----------  ----------  ----------
Net change in statutory surplus, capital
  stock and AVR..............................       (818)        333         613
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................       (607)       (508)       (270)
  DAC........................................         75         142      (2,861)
  Deferred income taxes......................      2,038         798      (1,272)
  Valuation of investments...................          7        (377)         16
  Valuation of investment subsidiary.........       (109)       (306)        590
  Increase (decrease) in the fair value of
   the reinsurance contract asset............     (4,297)        497       5,941
  Pension adjustment.........................       (478)        (41)        111
  Amortization of deferred cost of insurance
   ceded to AXA Arizona......................       (280)       (126)       (156)
  Shareholder dividends paid.................        468         362         379
  Changes in non-admitted assets.............          2        (489)       (154)
  Repayment of surplus Note..................        500          --          --
  Other, net.................................        (74)       (190)        (10)
                                              ----------  ----------  ----------
U.S. GAAP Net Earnings (Loss) Attributable
  to AXA Equitable........................... $   (3,573) $       95  $    2,927
                                              ==========  ==========  ==========

                                                         DECEMBER 31,
                                              ----------------------------------
                                                 2013        2012        2011
                                              ----------  ----------  ----------
                                                         (IN MILLIONS)
Statutory surplus and capital stock.......... $    3,825  $    4,689  $    4,625
AVR..........................................        535         489         220
                                              ----------  ----------  ----------
Statutory surplus, capital stock and AVR.....      4,360       5,178       4,845
Adjustments:
  Future policy benefits and policyholders'
   account balances..........................     (3,884)     (3,642)     (2,456)
  DAC........................................      3,874       3,728       3,545
  Deferred income taxes......................     (2,672)     (5,330)     (5,357)
  Valuation of investments...................        703       3,271       2,266
  Valuation of investment subsidiary.........       (515)       (137)        231
  Fair value of reinsurance contracts........      6,747      11,044      10,547
  Deferred cost of insurance ceded to AXA
   Arizona...................................      2,366       2,646       2,693
  Non-admitted assets........................        469         467         510
  Issuance of surplus notes..................     (1,025)     (1,525)     (1,525)
  Other, net.................................        115        (264)       (459)
                                              ----------  ----------  ----------
U.S. GAAP Total Equity Attributable to AXA
  Equitable.................................. $   10,538  $   15,436  $   14,840
                                              ==========  ==========  ==========

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from continuing operations before income taxes to total revenues and earnings
   (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2013       2012        2011
                                              ---------  ----------  ----------
                                                        (IN MILLIONS)
SEGMENT REVENUES:
Insurance.................................... $     (54) $    6,443  $   15,140
Investment Management/(1)/...................     2,915       2,738       2,750
Consolidation/elimination....................       (21)        (21)        (18)
                                              ---------  ----------  ----------
Total Revenues............................... $   2,840  $    9,160  $   17,872
                                              =========  ==========  ==========

   /(1)/Intersegment investment advisory and other fees of approximately $67 million, $58 million and $56 million for 2013, 2012 and 2011, respectively, are included in total revenues of the Investment Management segment.

                                                 2013       2012         2011
                                              ---------  ----------  -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM CONTINUING
OPERATIONS, BEFORE INCOME TAXES:
Insurance.................................... $  (5,872) $     (132) $     4,284
Investment Management/(2)/...................       564         190         (164)
Consolidation/elimination....................        (1)         --            4
                                              ---------  ----------  -----------
Total Earnings (Loss) from Continuing
  Operations, before Income Taxes............ $  (5,309) $       58  $     4,124
                                              =========  ==========  ===========

  /(2)/Net of interest expenses incurred on securities borrowed.

                                                    DECEMBER 31,
                                              -----------------------
                                                 2013         2012
                                              ----------  -----------
                                                   (IN MILLIONS)
SEGMENT ASSETS:
Insurance.................................... $  171,532  $   164,201
Investment Management........................     11,873       12,647
Consolidation/elimination....................         (4)          (5)
                                              ----------  -----------
Total Assets................................. $  183,401  $   176,843
                                              ==========  ===========

   In accordance with SEC regulations, securities with a fair value of $925 million and $1,509 million have been segregated in a special reserve bank custody account at December 31, 2013 and 2012, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2013 and 2012 are summarized below:

                                                                THREE MONTHS ENDED
                                              ------------------------------------------------------
                                                MARCH 31       JUNE 30     SEPTEMBER 30  DECEMBER 31
                                              ------------  ------------  -------------  -----------
                                                                   (IN MILLIONS)
2013
----
Total Revenues............................... $        392  $        537  $         834  $     1,077
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,004) $     (1,051) $        (878) $      (640)
                                              ============  ============  =============  ===========

2012
----
Total Revenues............................... $       (952) $      6,475  $       1,728  $     1,909
                                              ============  ============  =============  ===========
Earnings (Loss) from Continuing
  Operations, Net of Income Taxes,
  Attributable to AXA Equitable.............. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========
Net Earnings (Loss), Attributable to AXA
  Equitable.................................. $     (1,635) $      2,421  $        (241) $      (450)
                                              ============  ============  =============  ===========

AXA Equitable Life Insurance Company


SUPPLEMENT DATED MAY 1, 2014 TO PROSPECTUS DATED MAY 1, 2014 FOR INCENTIVE LIFE LEGACY(R) II

--------------------------------------------------------------------------------

This Supplement concerns an additional investment option under our Incentive Life Legacy(R) II policies. The additional investment option is our Market Stabilizer Option(R) ("MSO"), which is available to you, if you have received this Supplement. Any amount that you decide to invest in the MSO would be invested in one of the "Segments" of the MSO, each of which has a limited duration (a "Segment Term").

The purpose of this Supplement is solely to add to the May 1, 2014 Incentive Life Legacy(R) II Prospectus ("Legacy Prospectus") a very limited amount of information about the MSO. Much more complete information about the MSO is contained in a separate Market Stabilizer Option(R) prospectus ("MSO Prospectus") dated May 1, 2014. All of the information in the Legacy Prospectus also continues to remain applicable, except as otherwise provided in this Supplement (or any other supplement to the Legacy Prospectus) or in the MSO Prospectus.


Accordingly, you should read this Supplement in conjunction with the Legacy Prospectus (and any other supplements thereto) and the MSO Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Legacy Prospectus.

NO TRANSFER CHARGES IN CONNECTION WITH MSO

Although we generally reserve the right to impose up to a $25 charge for transfers under the Incentive Life Legacy(R) II policies, we will never apply this charge for any transfers into or out of the MSO.


Accordingly, the following language is added to footnote 5 on page 8 of the Legacy Prospectus (which appears in the section of that Prospectus entitled "Tables of policy charges"): Nor will this charge apply to any transfers to or from any Market Stabilizer Option(R) ("MSO") that we make available as an investment option under a Policy or any transfers to or from any MSO Holding Account. Please refer to the separate prospectus for the MSO ("MSO Prospectus") for information about the MSO and the related "Holding Account."


CHARGES FOR THE MSO

If you allocate any of your policy account value to the MSO, several types of charges or deductions would or could result. To reflect these, the following items are added to the chart entitled "Periodic charges other than underlying trust portfolio operating expenses" on page 1 of the Legacy Prospectus:

-----------------------------------------------------------------------------------------------------------
 OPTIONAL RIDER CHARGES         WHEN CHARGE IS DEDUCTED                 MAXIMUM AMOUNT THAT MAY BE DEDUCTED
-----------------------------------------------------------------------------------------------------------
MARKET STABILIZER OPTION(R)
(MSO)/(1)/

  MSO VARIABLE INDEX BENEFIT    On the MSO Segment Start Date           0.75% of policy account value
  CHARGE                                                                allocated

  MSO VARIABLE INDEX            At the beginning of each policy month   Annual % of your Segment Account
  SEGMENT ACCOUNT CHARGE        during the MSO Segment Term             Value 1.65%/(2)/

  MSO LOAN SPREAD/(3)/ FOR      On each policy anniversary (or on loan  2% for New York policies 5% for
  AMOUNTS OF POLICY LOANS       termination, if earlier)                Puerto Rico policies/(4)/
  ALLOCATED TO MSO SEGMENT

  MSO EARLY DISTRIBUTION        On surrender or other distribution      75% of Segment Account Value/(5)/
  ADJUSTMENT                    (including loan) from an MSO Segment
                                prior to its Segment Maturity Date
-----------------------------------------------------------------------------------------------------------

(1)Please refer to the MSO Prospectus for information about the MSO and related charges and deductions, as well as the meaning of special terms that are relevant to the MSO (such as "Segment," "Segment Term," "Segment Start Date," "Segment Account Value" and "Early Distribution Adjustment."
(2)Currently we deduct this charge at a 0.65% annual rate, rather than at the maximum rate shown.
(3)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The "spread" is the difference between the interest rate we charge you on a policy loan and the interest rate we credit to you on the amount of your policy account value that we hold as collateral for the loan. Please refer to the MSO prospectus for more information.
(4)We charge interest on policy loans but credit you with interest on the amount of the policy account value we hold as collateral for the loan. The loan interest spread is the excess of the interest rate we charge over the interest rate we credit.
(5)The actual amount of Early Distribution Adjustment is determined by a formula that depends on, among other things, how a specified widely published stock market index has performed since the Segment Start Date. The maximum amount of the adjustment would occur if there is a total distribution at a time when that index had declined to zero. Please refer to the MSO prospectus for more information about the index and Early Distribution Adjustment.


EVM-112 (5/13)                                                         #612031
NB/IF                                                              Cat# 145365

HOW WE ALLOCATE CHARGES AMONG YOUR INVESTMENT OPTIONS

If you allocate any policy account value to the MSO, our procedures for allocating the policy's monthly deductions among the investment options you are using is significantly different than in the absence of the MSO. Accordingly, the following text is added at the end of the section entitled "How we allocate charges among your investment options" on page 8 of the Legacy Prospectus:

Substantially different procedures apply, however, if you allocate any of your policy account value to a Segment under the MSO investment option. In that case, for example, you will be required to maintain a certain amount of policy account value (the Charge Reserve Amount) in the policy's unloaned guaranteed interest option. (You will not be subject to any Charge Reserve Amount requirement, however, at any time when none of your policy account value is invested in any MSO Segment.) The Charge Reserve Amount at the beginning of any Segment is the estimated amount required to pay all monthly deductions under your policy (including, but not limited to, charges for the MSO and any optional riders) for the remainder of the Segment Term.

While any of your policy account value is invested in any Segment, we will take all of your policy's monthly deductions (including, but not limited to, the monthly deductions under the MSO and optional riders) solely from the unloaned guaranteed interest option, rather than from the investment options from which those charges otherwise would be deducted. If you have insufficient policy account value in the unloaned guaranteed interest option to pay a monthly deduction during any Segment Term, we will first take the balance of the deduction proportionately from any variable investment options (other than any Segments) that you are then using. But, if insufficient policy account value remains in any such other investment options to cover the full balance of the monthly deduction, we will take the remainder of the monthly deduction from any MSO Segments in which you have account value invested. We will apply these procedures for allocating deductions for policy charges automatically at any time you have any amounts invested in a Segment, and no contrary instructions from you would apply during the Segment Term.

If we have to make any distribution from an MSO Segment, including (among other things) to pay any surrender or loan proceeds or any charge deduction from a Segment, there will generally be negative consequences for you. Among other things, an Early Distribution Adjustment would apply, which would usually reduce your policy values, in many cases substantially. In some cases, such an Early Distribution Adjustment may apply without any action on your part. This could happen, for example, if the Charge Reserve Amount and funds you have invested in options other than the MSO are insufficient to pay a monthly deduction (i) due to poor investment performance of those options or (ii) due to any permitted increases in charges that we have made above their current rates.

Please refer to the MSO Prospectus for detailed information about the above procedures.


                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104


   Copyright 2014 AXA Equitable Life Insurance Company. All rights reserved.


                   Incentive Life Legacy(R) II is issued by and is a registered trademark of AXA Equitable Life Insurance Company.

                                    PART C

                               OTHER INFORMATION

Item 26. Exhibits

(a)      Board of Directors Resolution.

              (1) Certified resolution re Authority to Market Variable Life Insurance and Establish Separate Accounts, incorporated herein by reference to Exhibit No. 1-A(1)(a)(i) to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

(b)      Custodian Agreements. Not Applicable.

(c)      Underwriting Contracts.

              (1) Distribution Agreement, dated as of January 1, 1998 by and between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-64749) filed on August 5, 2011.

              (1)(a) First Amendment dated as of January 1, 2001 to the
                     Distribution Agreement dated as of January 1, 1998 between The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life separate accounts and Equitable Distributors, Inc., incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-127445) filed on August 11, 2005.

              (1)(b) Second Amendment dated as of January 1, 2012 to the
                     Distribution Agreement dated as of January 1, 1998 between AXA Equitable Life Insurance Company and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (2) Broker-Dealer and General Agent Sales Agreement, incorporated herein by reference to Exhibit 1-A(3)(b) to Registration Statement on Form S-6, (File No. 333-17663), filed on December 11, 1996.

              (3) Distribution and Servicing Agreement dated as of May 1, 1994 among EQ Financial Consultants, Inc. (now AXA Advisors, LLC), Equitable and Equitable Variable incorporated herein by reference to Exhibit 1-A(8) to Registration Statement on Form S-6, (File No. 333-17663), filed on December 11, 1996.

              (4) Distribution Agreement dated January 1, 2000 for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit No. 1-A(10)(c) to Registration Statement on Form S-6, (File No. 333-17663), filed on April 19, 2001.

              (5) Transition Agreement dated January 1, 2000 for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States incorporated herein by reference to Exhibit No. 1-A(10)(d) to Registration Statement on Form S-6, (File No. 333-17663), filed on April 19, 2001.

              (6) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, (File No. 2-30070), filed April 19, 2004.

              (6)(a) First Amendment dated as of January 1, 2003 to General
                     Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

              (6)(b) Second Amendment dated as of January 1, 2004 to General
                     Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4, (File No. 333-05593), filed April 24, 2012.

              (6)(c) Third Amendment dated as of July 19, 2004 to General Agent
                     Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network,

                     LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

              (6)(d) Fourth Amendment dated as of November 1, 2004 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333- 127445), filed on August 11, 2005.

              (6)(e) Fifth Amendment dated as of November 1, 2006, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (6)(f) Sixth Amendment dated as of February 15, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593), filed on April 24, 2012.

              (6)(g) Seventh Amendment dated as of February 15, 2008, to
                     General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to
                     Exhibit 3(r), filed on April 20, 2009.

              (6)(h) Eighth Amendment dated as of November 1, 2008, to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

              (6)(i) Ninth Amendment dated as of November 1, 2011 to General
                     Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

              (7) Form of BGA Sales Agreement for Fixed and Variable Life Insurance and Annuity Products incorporated herein by reference to Exhibit (c)(iv)(e) to Registration Statement File No. 333-103202 filed on April 27, 2004.

              (8) The information concerning commissions included in the prospectuses forming part of this registration statement under "Distribution of the policies" is incorporated herein by reference.

(d)      Contracts. (Including Riders and Endorsements)

              (1) Form of flexible premium variable life insurance policy (06-100), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (2) Form of variable life insurance policy (09-100), previously filed with the registration statement on Form N-6 (File No. 333-134307), filed on August 26, 2009.

              (3) Form of Children's Term Insurance Rider (Form R94-218), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (4) Form of Disability Rider - Waiver of Monthly Deductions (Form R94-216), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (5) Disability Rider - Waiver of Premiums (Form R94-216A), previously filed with this registration statement on Form N-6 (File No. 333-13407) filed on April 21, 2010.

              (6) Form of Option to Purchase Additional Insurance Rider (Form R94-204), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (7) Form of Extended No Lapse Guarantee Rider (Form R06-20), previously filed with the registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (8) Form of Extended No Lapse Guarantee Rider (Form R09-20), previously filed with the registration statement on Form N-6 (File No. 333-134307), filed on August 26, 2009.

              (9) Form of Paid Up Death Benefit Guarantee Endorsement (Form S.05-30), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (10) Form of Paid Up Death Benefit Guarantee Endorsement (Form S.09-30), previously filed with the registration statement on Form N-6 (File No. 333-134307) filed on August 26, 2009.

              (11) Form of Substitution of Insured Person Rider (Form R94-212), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (12) Form of Accelerated Death Benefit Rider (Form R06-70), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (13) Form of Loan Extension Endorsement (Form S.05-20), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (14) Form of Accelerated Death Benefit for Long-Term Care Services Rider (Form R06-90), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (15) Form of Endorsement previously filed with this Registration Statement File No. 333-134307 on August 26, 2009.

              (16) Form of Charitable Legacy Rider previously filed with this Registration Statement File No. 333-134307 on August 26, 2009.

              (17) Form of Policy Rider is incorporated herein by reference to Exhibit 4(a) to Registration Statement on Form S-3, File No. 333-161963, filed on March 10, 2010.

              (18) Accelerated Death Benefit Rider for Long-Term Care Services Rider (ICC12-R12-10) incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103199), filed on April 26, 2012.

(e)      Applications.

              (1) Form of Application for Life Insurance (Form AMIGV-2005), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (2) Form of Application for Life Insurance (Form AMIGV-2009), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on August 26, 2009.

              (3) Form of Application for Life Insurance Part 2 (Form 180-M205N 10/00), previously filed with this registration statement on Form N-6 (File No. 333-134307) filed on
                     May 19, 2006.

              (4) Form of Application for Life Insurance Part 2 (Form 180-225D), previously filed with (iii) this registration statement on Form N-6 (File No. 333-134307) filed on May 19, 2006.

              (5) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

              (6) Revised Form of Application for Life Insurance (AMIGV-2005), incorporated herein by (iv)(a) reference to
                     Exhibit 26(e)(iv)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

              (7) Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL DB 2005), previously filed with this Registration Statement File No. 333-134307 on April 25, 2007.

              (8) Revised Form of Variable Universal Life Supplement to the Application (Form No. VUL-GV/IL DB 2005), previously filed with this Registration Statement File No. 333-134307 on April 22, 2008.

              (9) Form of Variable Universal Life Supplement to the Application (Form No. 180-6006a (2009), previously filed with this Registration Statement File No. 333-134307 on August 26, 2009.

              (10) Form of Application (AXA 301-01), incorporated herein by reference to Exhibit 26(e)(iii)(a) to Registration Statement on Form N-6, File No. 333-103199, filed on April 22, 2008.

(f)      Depositor's Certificate of Incorporation and By-Laws.

              (1) Restated Charter of AXA Equitable, as amended August 31, 2010, incorporated herein by reference to Registration Statement to Form N-4, (File No. 333-05593), filed on April 24, 2012.

              (2) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File No. 333-05593), filed on April 19, 2006.

(g)      Reinsurance Contracts.

              (1) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

                (a) Amendment No. 1 effective April 1, 2010 to the Automatic Reinsurance Agreement between AXA Equitable Life Insurance Company, MONY Life Insurance Company and Transamerica Financial Life Insurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

              (2) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Hannover Life Reassurance Company of America, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

              (3) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc., filed herewith, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

                (a) Amendment No. 1 effective July 15, 2011 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and Swiss Re Life and Health America Inc. , incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

              (4) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and General Re Life Corporation, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

              (5) Automatic Reinsurance Agreement effective April 1, 2010 between AXA Equitable Life Insurance Company, MONY Life Insurance Company, MONY Life Insurance Company of America and RGS Reinsurance Company, incorporated herein by reference to Registration Statement on Form N-6 (File No. 333-103202) filed on April 26, 2012.

(h)      Participation Agreements.

              (1) Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable Life Insurance Company ("AXA Equitable"), AXA Distributors and AXA Advisors dated July 15, 2002 is incorporated herein by reference to Post-Effective Amendment No. 25 to the EQ Advisor's Trust Registration Statement on Form N-1A (File No. 333-17217 and 811-07953), filed on February 7, 2003.

                (a) Amendment No. 1, dated May 2, 2003, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10, 2004.

                (b) Amendment No. 2, dated July 9, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (c) Amendment No. 3, dated October 1, 2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (d) Amendment No. 4, dated May 1, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7, 2005.

                (e) Amendment No. 5, dated September 30, 2005, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5, 2006.

                (f) Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

                (g) Amendment No. 7, dated May 1, 2007, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

                (h) Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (i) Amendment No. 9, dated May 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (j) Amendment No. 10, dated January 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (k) Amendment No. 11, dated May 1, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

                (l) Amendment No. 12, dated September 29, 2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

                (m) Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (n) Amendment No. 14, dated December 15, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (o) Amendment No. 15, dated June 7, 2011 , to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors and AXA Advisors dated July 15, 2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

                (p) Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

              (2) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (a) Amendment No. 1, dated as of August 1, 2003 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b) Amendment No. 2, dated as of May 1, 2006 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on June 1, 2006.

                (c) Amendment No. 3, dated as of May 25, 2007 to the Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

              (3) Participation Agreement by and Among AIM Variable Insurance Funds, A I M Distributors, Inc., AXA Equitable Life Insurance Company, on Behalf of itself and its Separate Accounts, AXA Advisors, LLC, and AXA Distributors, LLC, dated July 1, 2005, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                (a) Amendment No. 1 effective October 15, 2009 among AIM Variable Insurance Funds, AIM Distributors, Inc., AXA Equitable Life Insurance Company, on behalf of its Separate Accounts, AXA Advisors, LLC and AXA Distributors, LLC incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

              (4) Fund Participation Agreement among AXA Equitable Life Insurance Company, American Century Investment Management, Inc., and American Century Investment Services, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-153809) filed on July 8, 2011.

              (5) Amended and Restated Participation Agreement dated April 16, 2010 among Variable Insurance Products Funds, Fidelity Distributors Corporation, and AXA Equitable Life Insurance Company incorporated by reference to the Registration Statement on Form N-4 (File No. 2-30070) filed on April 24, 2012.

              (6) Participation Agreement as of July 1, 2005 Franklin Templeton Variable Insurance Products Trust,
                     Franklin/Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors, LLC, and AXA Distributors, LLC, incorporated by reference to the

                     Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                (a) Amendment No. 3 effective as of May 1, 2010 to Participation Agreement as of July 1, 2005 by and among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., AXA Equitable Life Insurance Company, AXA Advisors LLC and AXA Distributors LLC incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-130988) filed on April 24, 2012.

              (7) Fund Participation Agreement among AXA Equitable Life Insurance Company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Asset Management, L.P., and Goldman, Sachs & Co., dated October 20, 2009, incorporated by reference to the Registration Statement on Form N-4 (File
                     No. 333-178750) filed on December 23, 2011.

              (8) Fund Participation Agreement among AXA Equitable Life Insurance Company, Ivy Funds Variable Insurance Portfolios and Waddell & Reed, Inc., incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

              (9) Fund Participation Agreement among AXA Equitable Life Insurance Company, Lazard Retirement Series, Inc., and Lazard Asset Management Securities LLC, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

              (10) Participation Agreement among MFS Variable Insurance Trust, Equitable Life Assurance Society of the United States, and Massachusetts Financial Service Company, dated July 18, 2002, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

              (11) Participation Agreement among T.Rowe Price Equity Series, Inc., T.Rowe Price Investment Services, Inc. and AXA Equitable Life Insurance Company, dated July 20, 2005, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

              (12) Participation Agreement among MONY Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributions LLC, dated December 1, 2001, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                (a) Third Amendment dated October 20, 2009 to the Participation Agreement, (the "Agreement") dated
                     December 1, 2001 by and among MONY Life Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributions LLC (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

              (13) Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation, Van Eck Associates Corporation and MONY Life Insurance Company, dated August 7, 2000, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-160951) filed on November 16, 2009.

                (a) Amendment No. 1 dated October 13, 2009 to the Participation Agreement, (the "Agreement") dated August 7, 2000 by and among MONY Life Insurance Company, Van Eck Worldwide Insurance Trust, Van Eck Securities Corporation and Van Eck Associates Corporation (collectively, the "Parties") adding AXA Equitable Insurance Company as a Party to the Agreement, incorporated by reference to the Registration Statement on Form N-4 (File No. 333-178750) filed on December 23, 2011.

              (14) Participation and Service Agreement among AXA Equitable Life Insurance Company and American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series (collectively the "Funds"), dated January 2, 2013, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) filed on April 23, 2013.

(i)      Administration Contracts. See (c)(ii), (iii) & (iv).

(j)      Other Material Contracts. Not Applicable.

(k)      Legal Opinion.

              (i) Opinion and Consent of Dodie Kent, Vice President and Associate General Counsel of AXA Equitable, filed herewith.

(l)      Actuarial Opinion.

              (i) Opinion and Consent of Brian Lessing, FSA, MAAA, Vice Senior Director-Actuarial of AXA Equitable, filed herewith.

(m)      Calculation.

              (i)    Sample Calculation for Illustrations, filed herewith.

(n)      Other Opinions.

              (i)    Consent of PricewaterhouseCoopers LLP, filed herewith.

              (ii)   Powers of Attorney, filed herewith.

(o)      Omitted Financial Statements. Not applicable.

(p)      Initial Capital Agreements. Not applicable.

(q)      Redeemability Exemption.

              (i) Description of Equitable's Issuance, Transfer and Redemption Procedures for Flexible Premium Policies pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940, incorporated herein by reference to Exhibit No. 8 to Registration Statement on Form S-6, File No. 333-17663, filed on December 11, 1996.

--------
+ State variations not included

Item 27. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL              POSITIONS AND OFFICES WITH
BUSINESS ADDRESS                AXA EQUITABLE
----------------                -------------
DIRECTORS

Henri de Castries               Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                   Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh            Director
1670 Stephens Drive
Wayne, PA 19087

Danny L. Hale                   Director
900 20th Avenue South
Nashville, TN 37212

Anthony J. Hamilton             Director
79, Chapman Common, West Side
London, England SW49AY

Peter S. Kraus                  Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Ramon de Oliveira               Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram Scott                   Director
Affinity Health Plans
2500 Halsey Street, #2
Bronx, NY 10461

Lorie A. Slutsky                Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan              Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                   Chairman of the Board,
                                Chief Executive Officer, Director and
                                President

OTHER OFFICERS

*Dave S. Hattem                 Senior Executive Director and General
                                Counsel

Heinz-Juergen Schwering         Senior Executive Director and Chief Risk
                                Officer

*Anders B. Malmstrom            Senior Executive Director and Chief
                                Financial Officer

*Salvatore Piazzolla            Senior Executive Director and Chief Human
                                Resources Officer

*Joshua E. Braverman    Senior Executive Director and Treasurer

*Anthony F. Recine      Managing Director, Chief Compliance Officer
                        and Deputy General Counsel

*Sharon A. Ritchey      Senior Executive Director and Chief
                        Operating Officer

*Michael B. Healy       Executive Director and Chief Information
                        Officer

*Andrea M. Nitzan       Executive Director and Chief Accounting
                        Officer

*Nicholas B. Lane       Senior Executive Director and Head of U.S.
                        Life and Retirement

*Robert O. Wright, Jr.  Senior Executive Director and Head of
                        Wealth Management

*Kevin Molloy           Senior Executive Director

*Kevin E. Murray        Executive Director

Keith Floman            Managing Director and Chief Actuary

*David Kam              Managing Director and Actuary

*Michel Perrin          Managing Director and Actuary

*Karen Field Hazin      Lead Director, Secretary and Associate
                        General Counsel

*Naomi J. Weinstein     Lead Director

Item 28. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

            Separate Account No. FP of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable. AXA Equitable, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company"), a publicly traded company.

            AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

            (a) The 2013 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 2-30070) on Form N-4 filed April 22, 2014.

            (b) The AXA Financial, Inc. - Subsidiary Organization Chart:
Q4-2013 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed April 22, 2014.

Item 29. Indemnification

(a)      Indemnification of Officers and Directors

              The by-laws of the AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

              7.4 Indemnification of Directors, Officers and Employees.

              (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                   (i) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                   (ii) Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                   (iii)the related expenses of any such person in any of said categories may be advanced by the Company.

              (b) To the extent permitted by the law of the State of New York, the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss.ss.721-726: Insurance Law ss.1216).

              The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $105 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

(b)      Indemnification of Principal Underwriters

              To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC. and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC. and AXA Advisors, LLC.

(c)      Undertaking

              Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

         (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable and MONY Life Insurance Company of America are the principal underwriters for Separate Accounts 49, 70, 301, FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY America Variable Account A, MONY America Variable Account K and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for Separate Accounts 45, A and I. The principal business address of both AXA Advisors, LLC and AXA Distributors, LLC, is 1290 Avenue of the Americas, NY, NY 10104.

         (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.

(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA ADVISORS LLC)
----------------                   ------------------

*Robert O. Wright, Jr.             Director, Chairman of the Board and Chief
                                   Executive Officer

*Kevin Molloy                      Director and Vice Chairman of the Board

*Frank Massa                       Director, President and Chief Operating
                                   Officer

*Nicholas B. Lane                  Director and Chief Retirement Savings
                                   Officer

*Vincent Parascandola              Senior Vice President, Divisional President
                                   and Chief Sales Officer

*Christine Nigro                   Senior Vice President and Divisional
                                   President

*Lawrence Adkins, Jr.              Senior Vice President and Divisional
                                   President

*Susan LaVallee                    Senior Vice President

*George Papazicos                  Senior Vice President

*Maurya Keating                    Vice President, Chief Broker Dealer Counsel
                                   and Investment Advisor Chief Compliance
                                   Officer

*Mary Jean Bonadonna               Vice President and Broker-Dealer Compliance
                                   Officer

*John C. Taroni                    Vice President and Treasurer

*Gina Jones                        Vice President and Financial Crime Officer

*Page Pennell                      Vice President

*Philip Pescatore                  Chief Risk Officer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Manish Agarwal                    Director

*Anders B. Malmstrom               Director

*Francesca Divone                  Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                 POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                   (AXA DISTRIBUTORS, LLC)
----------------                   -----------------------

*Nicholas B. Lane                  Director, Chairman of the Board, President,
                                   Chief Executive Officer and Chief
                                   Retirement Savings Officer

*Michael P. McCarthy               Director, Senior Vice President, National
                                   Sales Manager

*Todd Solash                       Director and Senior Vice President

*Manish Agarwal                    Senior Vice President

Ori Ben-Yishai                     Senior Vice President

*David Ciotta                      Senior Vice President

*Harvey T. Fladeland               Senior Vice President

*Nelida Garcia                     Senior Vice President

*Peter D. Golden                   Senior Vice President

David Kahal                        Senior Vice President

*Kevin M. Kennedy                  Senior Vice President

*Windy Lawrence                    Senior Vice President

*Timothy P. O'Hara                 Senior Vice President

*Michael Schumacher                Senior Vice President

*Mark Teitelbaum                   Senior Vice President

*Nicholas Gismondi                 Vice President and Chief Financial Officer

*Nicholas D. Huth                  Vice President and General Counsel

*Gina Jones                        Vice President and Financial Crime Officer

*John C. Taroni                    Vice President and Treasurer

*Denise Tedeschi                   Assistant Vice President and Assistant
                                   Secretary

*Gregory Lashinsky                 Assistant Vice President - Financial
                                   Operations Principal

*Francesca Divone                  Secretary

       (c) The information under "Distribution of the policies" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301
W. 11th Street, Kansas City, Mo. 64105.

ITEM 32. MANAGEMENT SERVICES

         Not applicable.

ITEM 33. REPRESENTATION REGARDING REASONABLENESS OF AGGREGATE POLICY FEES AND CHARGES

         AXA Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Policies.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City and State of New York, on the 25th day of April, 2014.

                                   SEPARATE ACCOUNT FP OF AXA EQUITABLE LIFE
                                   INSURANCE COMPANY (REGISTRANT)

                                   By:  AXA EQUITABLE LIFE INSURANCE COMPANY
                                                   (DEPOSITOR)

                                   By:  /s/ Dodie Kent
                                        -----------------------------------
                                        Dodie Kent
                                        Vice President and Associate General
                                        Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has caused this Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City and State of New York, on this 25th day of April, 2014.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director and Chief Accounting Officer

*DIRECTORS:

Henri de Castries          Anthony J. Hamilton  Bertram Scott
Ramon de Oliveira          Danny L. Hale        Lorie A. Slutsky
Denis Duverne              Peter S. Kraus       Richard C. Vaughan
Barbara Fallon-Walsh       Mark Pearson

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 25, 2014

                                 EXHIBIT INDEX

  EXHIBIT NO.                                                       TAG VALUE
  -----------                                                       ---------

  26(k)(i)      Opinion and Consent of Dodie Kent                  EX-99.26ki

  26(l)(i)      Opinion and Consent of Brian Lessing, AXA          EX-99.26li

  26(m)(i)      Sample Calculation for Illustrations               EX-99.26mi

  26(n)(i)      Consent of PricewaterhouseCoopers LLP              EX-99.26ni

  26(n)(ii)     Powers of Attorney                                 EX-99.26nii